     FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 23, 2003

                                                    REGISTRATION NO. 333-

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                   FORM N-14

                             REGISTRATION STATEMENT
                                   UNDER THE
                             SECURITIES ACT OF 1933

[ ]             Pre-Effective Amendment No. ____
[ ]             Post-Effective Amendment No. ____

                             ---------------------
                        VAN KAMPEN LIFE INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

      1 PARKVIEW PLAZA, PO BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555
               (Address of Principal Executive Offices, Zip Code)
       Registrant's Telephone Number, including Area Code (630) 684-6000

                              A. THOMAS SMITH III
                               MANAGING DIRECTOR
                          VAN KAMPEN INVESTMENTS INC.
                          1221 AVENUE OF THE AMERICAS
                                   22ND FLOOR
                               NEW YORK, NY 10020
                    (Name and Address of Agent for Service)
                             ---------------------

                                   COPIES TO:

             WAYNE W. WHALEN, ESQ.                          CATHY G. O'KELLY, ESQ.
            CHARLES B. TAYLOR, ESQ.                VEDDER, PRICE, KAUFMAN & KAMMHOLZ, P.C.
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)            222 NORTH LASALLE STREET
             333 WEST WACKER DRIVE                         CHICAGO, ILLINOIS 60601
            CHICAGO, ILLINOIS 60606
                (312) 407-0700

                             ---------------------
     Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement. It is proposed that this filing will become effective on January 26, 2004 pursuant to Rule 488.

     Title of securities being registered: Common Shares of beneficial interest, par value, $0.01 per share. The Registrant has registered an indefinite number of its common shares of beneficial interest based on Section 24(f) of the Investment Company Act of 1940, as amended, and is in a continuous offering of such shares under an effective registration statement (File Nos. 33-00628 and 811-4424). No filing fee is due herewith because of reliance on
Section 24(f) of the Investment Company Act of 1940, as amended.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE

     This Registration Statement is organized as follows:

     -- Questions and Answers to Shareholders of LSA Aggressive Growth Fund and
        LSA Emerging Growth Equity Fund, each a series of the LSA Variable Series Trust

     -- Letter to Contract Owners

     -- Notice of Special Meeting of Shareholders of LSA Aggressive Growth Fund and LSA Emerging Growth Equity Fund

     -- Prospectus/Proxy Statement regarding the proposed Reorganization of (i)
        LSA Aggressive Growth Fund into the Van Kampen Aggressive Growth Portfolio, a series of Van Kampen Life Investment Trust and (ii) LSA Emerging Growth Equity Fund into Van Kampen Aggressive Growth Portfolio

     -- Prospectus of the Van Kampen Aggressive Growth Portfolio with respect to its Class II Shares

     -- Statement of Additional Information regarding the proposed
        Reorganization of (i) LSA Aggressive Growth Fund into the Van Kampen Aggressive Growth Portfolio and (ii) LSA Emerging Growth Equity Fund into Van Kampen Aggressive Growth Portfolio

     -- Part C Information

     -- Exhibits

                              --  JANUARY, 2004  --
--------------------------------------------------------------------------------
                          YOUR VOTE IS VERY IMPORTANT!
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              TO SHAREHOLDERS OF:
                           LSA AGGRESSIVE GROWTH FUND
                        LSA EMERGING GROWTH EQUITY FUND
--------------------------------------------------------------------------------

                                                             QUESTIONS & ANSWERS
--------------------------------------------------------------------------------
While we encourage you to read the full text of the enclosed Prospectus/Proxy Statement, here is a brief overview of the proposal, which will require your vote.
--------------------------------------------------------------------------------

Q
       WHAT ARE SHAREHOLDERS BEING ASKED TO VOTE ON AT THE UPCOMING SPECIAL MEETING ON MARCH 26, 2004?

A      The Board of Trustees of
the LSA Variable Series Trust (the "Trust") (the "Board of Trustees") has called a special meeting of shareholders of the LSA Aggressive Growth Fund and LSA Emerging Growth Equity Fund (each, a "LSA Fund," collectively, the "LSA Funds") at which you will be asked to vote on a reorganization (the "Reorganization") of your LSA Fund into the Van Kampen Aggressive Growth Portfolio ("Van Kampen Aggressive Growth Portfolio"), a series of Van Kampen Life Investment Trust. LSA Asset Management LLC ("LSAAM"), the manager of your LSA Fund, has recommended this reorganization based upon its determination that the LSA Variable Series Trust (the "Trust") may not continue to be a competitive long-term investment option for variable products issued by Allstate Life Insurance Company and its affiliated insurance companies due to the likelihood that the manager will discontinue the subsidies of the Trust's expenses. As a result, LSAAM recommended the reorganization of each series of the Trust into a comparable fund that is offered as an underlying investment option for variable annuity contracts or variable life insurance policies issued by Allstate Life Insurance Company or its affiliated insurance companies. Although LSAAM has subsidized the Trust's expenses since inception, the Fund has yet to reach critical asset size and LSAAM anticipates that the subsidies of the Trust's expenses will be discontinued when the current expense limitation agreement expires on April 30, 2004.


If the proposed Reorganizations are approved, the combined portfolio will be managed in accordance with the investment objective, policies and strategies of the Van Kampen Aggressive

Growth Portfolio and the LSA Funds will be terminated.


Please refer to the prospectus/proxy statement for a detailed explanation of the proposed reorganizations and for a more complete description of the Van Kampen Aggressive Growth Portfolio.

Q
       WHY DID THE BOARD OF TRUSTEES APPROVE THE REORGANIZATIONS?

A      The Board of Trustees of
the Trust unanimously approved the Reorganizations for a number of reasons. LSAAM anticipates that it will not continue its subsidy of your LSA Fund after the current expense limitation agreement expires on April 30, 2004. Based upon your LSA Fund's small asset size and its sales projections, the LSA Fund is not expected to reach a size that will provide a reasonable expense ratio without subsidies from LSAAM. As a result, the Board of Trustees concluded that your LSA Fund may not continue to be a competitive investment vehicle on a long-term basis. The Board of Trustees, in considering the various options available to the LSA Fund, concluded that a reorganization into the Van Kampen Aggressive Growth Portfolio was in the best interests of the LSA Fund and its shareholders.


The Board of Trustees recommends that you vote FOR the Reorganization.

Q
       HOW DO THE INVESTMENT OBJECTIVES AND POLICIES OF THE LSA AGGRESSIVE GROWTH FUND AND THE VAN KAMPEN AGGRESSIVE GROWTH PORTFOLIO COMPARE?

A      The LSA Aggressive Growth
Fund and the Van Kampen Aggressive Growth Portfolio have a substantially similar investment objective, substantially similar investment policies and generally hold similar securities. In addition, the LSA Aggressive Growth Fund and the Van Kampen Aggressive Growth Portfolio are advised by the same investment adviser and portfolio management team and use the same investment style. Thus, if this Reorganization is approved, your investment adviser and portfolio management team will not change.

Q
       HOW DO THE INVESTMENT OBJECTIVES AND POLICIES OF THE LSA EMERGING GROWTH EQUITY FUND AND THE VAN KAMPEN AGGRESSIVE GROWTH PORTFOLIO COMPARE?

A      The LSA Emerging Growth
Equity Fund has a similar investment objective and substantially similar investment policies as the Van Kampen Aggressive Growth Portfolio.


The investment objective of the LSA Emerging Growth Equity Fund is to seek capital appreciation by investing primarily in rapidly growing emerging companies.

Similarly, the investment objective of the Van Kampen Aggressive Growth Portfolio is to seek capital growth. The investment strategies of each of these two funds differ to some extent, particularly in the types of growth securities in which each fund invests. The LSA Emerging Growth Equity Fund invests in rapidly growing emerging companies with proprietary advantages, while the Van Kampen Aggressive Growth Portfolio focuses on companies that exhibit rising earnings expectations or rising valuations. You should read the prospectus/proxy statement for more information about the funds.

If this Reorganization is approved, your investment adviser and portfolio management team will change.

Q
       WHAT ARE THE ADVANTAGES FOR CONTRACT OWNERS WITH A BENEFICIAL INTEREST IN THE LSA FUNDS?

A      Combining the LSA Funds
into the Van Kampen Aggressive Growth Portfolio will benefit contract owners by allowing them to continue their investment in a fund with a similar investment objective and policies. Further, contract owners may benefit from certain economies of scale and may pay lower fees and expenses as a result of each Reorganization.

Q
       WHAT IS THE TIMETABLE FOR EACH REORGANIZATION?

A      If approved by shareholders
of record at the March 26, 2004 shareholder meeting, the Reorganization is expected to take effect on or about April 30, 2004.

Q
       WHAT WILL HAPPEN TO THE ACCOUNT BALANCE HELD UNDER MY CONTRACT IN THE LSA FUND?

A      There will be no change in
value. Upon approval and completion of each Reorganization, shares of the LSA Fund will be exchanged for shares of the Van Kampen Aggressive Growth Portfolio based upon a specified exchange ratio determined by the respective net asset values of the funds' shares. Your contract will be credited with shares of the Van Kampen Aggressive Growth Portfolio whose aggregate value at the time of issuance will equal the aggregate value of the LSA Fund shares held under your contract on that date.

Q
       WILL THE LSA FUND HAVE TO PAY ANY FEES OR EXPENSES IN CONNECTION WITH THE REORGANIZATION?

A      No. All expenses
associated with the Reorganization will be paid directly or indirectly by LSAAM or the investment adviser of the Van Kampen Aggressive Growth Portfolio or one of their affiliates.

Q
       WILL THE REORGANIZATION CREATE A TAXABLE EVENT FOR ME?

A      No. You will not recognize
gain or loss for federal income tax purposes.

Q
       CAN I REALLOCATE MY ACCOUNT BALANCE BEFORE THE REORGANIZATION TAKES
       PLACE?

A      Yes, in accordance with
applicable rules under your contract, you may transfer your account balance out of the LSA Fund and into any other investment option made available by your variable insurance product. However, if you transfer your account balance into another series of the Trust, you should be aware that the other LSA Fund will also be subject to a reorganization.

Q
       AFTER THE REORGANIZATION, CAN I TRANSFER MY ACCOUNT BALANCE TO ANOTHER OPTION?

A      Yes. In accordance with
applicable rules under your contract, you may transfer your account balance then held in the Van Kampen Aggressive Growth Portfolio into any other investment option made available by your variable insurance product.

Q
       HOW DO I VOTE?

A      You can provide voting
instructions for shares beneficially held through your variable annuity contract or variable life insurance policy by mail using the enclosed voting instruction form or in person at the special meeting. You can also communicate voting instructions by telephone or by the Internet.

Q
       WHAT HAPPENS IF ONE OR BOTH OF THE REORGANIZATIONS IS NOT APPROVED?

A      If shareholders do not
approve the Reorganization of their respective LSA Fund, the Reorganization of that LSA Fund will not take effect and the Board of Trustees will take such action as it deems to be in the best interests of that LSA Fund and its shareholders. An unfavorable vote on one Reorganization will not affect the implementation of the other Reorganization if the Reorganization is approved by the shareholders of such LSA Fund.

                              ABOUT THE PROXY CARD
--------------------------------------------------------------------------------

Please vote on the proposed Reorganization using blue or black ink to mark an X in one of the boxes provided on the proxy card.

APPROVAL OF REORGANIZATION- mark "For," "Against" or "Abstain"

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.

                                                                           PROXY
LSA VARIABLE SERIES TRUST
SPECIAL MEETING OF SHAREHOLDERS
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                                                                   FOR  AGAINST  ABSTAIN
1.   The proposal to approve the Agreement and Plan of             [ ]    [ ]      [ ]
     Reorganization.

 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
             SAMPLE

                           LSA VARIABLE SERIES TRUST

LSA VALUE EQUITY FUND                          LSA MID CAP VALUE FUND
LSA BASIC VALUE FUND                           LSA DIVERSIFIED MID-CAP FUND
LSA BLUE CHIP FUND                             LSA AGGRESSIVE GROWTH FUND
LSA EQUITY GROWTH FUND                         LSA EMERGING GROWTH EQUITY FUND
LSA CAPITAL APPRECIATION FUND                  LSA BALANCED FUND
LSA CAPITAL GROWTH FUND

                               3100 Sanders Road
                           Northbrook, Illinois 60062

                                                                          , 2004

Dear Contract Owner:

     Enclosed is a Prospectus/Proxy Statement(s) for your funds of the LSA Variable Series Trust (the "Trust") in which your variable annuity contract or variable life insurance policy holds an interest as of January 12, 2004. The Prospectus/Proxy Statement contains an important proposal for you to consider. You are eligible to provide voting instructions on how to vote on this proposal because shares of one or more of the funds were beneficially held through your variable annuity contract or variable life insurance policy on January 12, 2004.

     The Board of Trustees of the Trust (the "Board") determined that action should be taken with regard to the Trust due to the likelihood of discontinued subsidies of expenses by the sponsor. In light of the small asset size of the Trust funds and the likelihood of discontinued subsidies of expenses, the Board of Trustees believes that on a long-term basis the Trust may not continue to be a competitive investment option. The various funds of the Trust have not been able to reach critical asset size or economies of scale, particularly if the seed capital deposited by the sponsor were to be withdrawn. After reviewing the prospects for growth in asset size, the Board determined that the best course was to reorganize each Trust fund into another fund with similar investment objectives and policies.

     Under the proposed reorganizations, if approved by the shareholders, shares of each Trust fund will be exchanged for an equal value of shares of the acquiring fund, which will result in your holding beneficially through your variable contract shares of the acquiring fund. Under the terms of the proposed reorganization, you will not pay any costs associated with effecting the reorganizations.

     Although we are disappointed that the Trust funds have not grown sufficiently in size to allow them to continue to be competitive long-term investment vehicles, we believe that contract owners will be well served by the proposed reorganizations, which will allow them to continue their variable contracts with similar underlying investment vehicles.

     The enclosed materials provide more information about the proposal. Your voting instructions are important to us, no matter how many shares are held through your contract.

     After you review the enclosed materials, we ask that you provide voting instructions FOR the proposed reorganizations. Please provide voting instructions for the proposal by completing, dating and signing your voting instruction form, and mailing it to us today. You can also communicate voting instructions by telephone or by the internet.

     Thank you for your continued support.

                                          Sincerely,

                                          John R. Hunter
                                          President
                                          LSA Variable Series Trust

                           LSA AGGRESSIVE GROWTH FUND
                                      AND
                        LSA EMERGING GROWTH EQUITY FUND,
                   EACH A SERIES OF LSA VARIABLE SERIES TRUST

                NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 26, 2004

  Notice is hereby given that a Joint Special Meeting of Shareholders (the "Meeting") of each series of the LSA Variable Series Trust (the "Trust") listed above (each, a "LSA Fund" and collectively, the "LSA Funds"), will be held at 3100 Sanders Road, Northbrook, Illinois 60062, on March 26, 2004 at 10:00 a.m. Central time, for the purposes of considering as to each series the proposal set forth below.

Proposal: To approve an Agreement and Plan of Reorganization providing for the transfer of all assets and certain liabilities of the LSA Fund in exchange for Class II Shares of the Van Kampen Aggressive Growth Portfolio ("Van Kampen Aggressive Growth Portfolio"), a series of the Van Kampen Life Investment Trust. The Class II Shares of the Van Kampen Aggressive Growth Portfolio so received will be distributed to shareholders of the LSA Fund, which will then be terminated as soon as reasonably practicable thereafter.

  Shareholders of record of each LSA Fund set forth above as of the close of business on January 12, 2004 are entitled to notice of, and to vote at, this Meeting, or any adjournment of this Meeting. Shareholders of each LSA Fund will vote separately on the proposal, and the proposal will be effected as to a particular LSA Fund only if that Fund's shareholders approve the proposal. Contract owners may provide voting instructions on how to vote shares held through their variable annuity contract or variable life insurance policy at the Meeting or any adjournment of the Meeting.

  CONTRACT OWNERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY THE ACCOMPANYING VOTING INSTRUCTION FORM. YOU MAY EXECUTE THE VOTING INSTRUCTION FORM USING THE METHODS DESCRIBED THEREIN. VOTING INSTRUCTIONS MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED VOTING INSTRUCTION FORM OR BY ATTENDING THE MEETING AND PROVIDING VOTING INSTRUCTIONS IN PERSON.

                                       By Order of the Board of Trustees,

                                       John R. Hunter
                                       President
                                       LSA Variable Series Trust
January   , 2004

     THE INFORMATION IN THIS JOINT PROSPECTUS/PROXY STATEMENT IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS JOINT PROSPECTUS/PROXY STATEMENT IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                        JOINT PROSPECTUS/PROXY STATEMENT

                         DATED JANUARY          , 2004

                       RELATING TO THE ACQUISITION OF THE
                   ASSETS AND CERTAIN LIABILITIES OF EACH OF

                           LSA AGGRESSIVE GROWTH FUND
                                      AND
                        LSA EMERGING GROWTH EQUITY FUND,
                                EACH A SERIES OF
                           LSA VARIABLE SERIES TRUST
                               3100 SANDERS ROAD
                           NORTHBROOK, ILLINOIS 60062
                                 (847) 402-6461

                   BY AND IN EXCHANGE FOR CLASS II SHARES OF

                    VAN KAMPEN AGGRESSIVE GROWTH PORTFOLIO,
                                  A SERIES OF
                        VAN KAMPEN LIFE INVESTMENT TRUST
                                1 PARKVIEW PLAZA
                                  PO BOX 5555
                        OAKBROOK TERRACE, ILLINOIS 60181
                                 (630) 684-6000

  This Joint Prospectus/Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the LSA Variable Series Trust (the "Trust") for the Special Meeting of Shareholders (the "Meeting") of the LSA Aggressive Growth Fund and the LSA Emerging Growth Equity Fund (each, a "LSA Fund" and collectively, the "LSA Funds") to be held on Friday, March 26, 2004 at 10:00 a.m. Central time, at 3100 Sanders Road, Northbrook, Illinois 60062. At the Meeting, shareholders of each LSA Fund, voting separately, will be asked to consider and approve a proposed reorganization, as described in an Agreement and Plan of Reorganization (the "Reorganization Plan"), that will result in the transfer of all assets and certain liabilities of each LSA Fund to the Van Kampen Aggressive Growth Portfolio ("Van Kampen Aggressive Growth Portfolio"), a series of Van Kampen Life Investment Trust ("Van Kampen LIT"), in return for Class II Shares of the Van Kampen Aggressive Growth Portfolio (each a "Reorganization" and collectively, the "Reorganizations"). The Class II Shares of the Van Kampen Aggressive Growth Portfolio so received will be distributed to the shareholders of each LSA Fund. Each LSA Fund will then be terminated as soon as reasonably practicable thereafter.

  This Joint Prospectus/Proxy Statement sets forth concisely the information that a shareholder of each LSA Fund or a variable annuity or variable life insurance contract owner should know before investing in the Van Kampen Aggressive Growth Portfolio and voting on the Reorganization, and should be retained for future reference. Certain additional relevant documents discussed below, which have been filed with the Securities and Exchange Commission ("SEC"), are incorporated in whole or in part by reference. A Statement of Additional
Information dated January   , 2004 (the "SAI") relating to this Joint
Prospectus/Proxy Statement and the Reorganizations, including certain financial information about the LSA Funds and the Van Kampen Aggressive Growth Portfolio has been filed with the SEC and is incorporated by reference into this Joint Prospectus/Proxy Statement. Copies of the SAI are available upon request and without charge by writing to Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555, or by calling toll-free (800) 847-2424 (or (800) 421-2833 for the hearing impaired). In addition, each of the LSA Aggressive Growth Fund, the LSA Emerging Growth Equity Fund and the Van Kampen Aggressive Growth Portfolio (each, a "Fund" and collectively, the "Funds") will furnish, without charge, a copy of its most recent annual report and subsequent semi-annual report, if any, to a shareholder upon request. The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended and the Investment Company Act of 1940, as amended (the "1940 Act"), and in accordance therewith, file reports and other information, including proxy materials and charter documents with the SEC. Information filed by the Funds with the SEC can be reviewed and copied at the SEC's Public Reference Room, which is located at 450 Fifth Street, N.W., Washington, D.C. 20549, and at certain SEC regional offices, located at 233 Broadway, New York, NY 10279 and 175 West Jackson Boulevard, Suite 900, Chicago, IL 60604, or from the SEC's web site at www.sec.gov. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of the duplicating fee, by electronic request to the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, D.C. 20549-0102.

  THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS JOINT PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  The LSA Funds are available exclusively as a funding vehicle for variable annuity contracts or variable life insurance policies offered through life insurance company separate accounts. Individual contract owners are not the shareholders of a LSA Fund. Rather, the insurance companies and their separate accounts are the shareholders. To be consistent with SEC interpretations of voting requirements, each insurance company will offer contract owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts on the proposal to be considered at the Meeting. Therefore, this Joint Prospectus/Proxy Statement is provided to contract owners entitled to give voting instructions regarding the LSA Funds. This Joint Prospectus/Proxy Statement, the Notice of Joint Special

Meeting of Shareholders and the voting instruction form are expected to be sent
to contract owners on or about          , 2004.

  The applicable Reorganization Plan provides that each LSA Fund will transfer all assets and certain liabilities to the Van Kampen Aggressive Growth Portfolio. In exchange for the transfer of these assets and liabilities, the Van Kampen Aggressive Growth Portfolio will issue Class II Shares to each LSA Fund, in an amount equal in value to the aggregate net assets of the LSA Fund. These transfers are expected to occur on or about April 30, 2004 (the "Closing Date"), based on the value of applicable LSA Fund's and the Van Kampen Aggressive Growth Portfolio's assets as of the close of the regular trading session on the New York Stock Exchange (normally, 4:00 p.m. Eastern time) on the Closing Date (the "Effective Time").

  As soon as practicable after the transfer of a LSA Fund's assets and certain liabilities, the LSA Fund will make a liquidating distribution to its shareholders of the Van Kampen Aggressive Growth Portfolio's Class II Shares received, so that a holder of shares in a LSA Fund at the Effective Time of the Reorganization will receive a number of Class II Shares of the Van Kampen Aggressive Growth Portfolio with the same aggregate value as the shareholder had in the LSA Fund at the Effective Time. On the Closing Date, shareholders of each LSA Fund will become shareholders of the Van Kampen Aggressive Growth Portfolio. Each LSA Fund will then be terminated as soon as reasonably practicable thereafter. The closing of each Reorganization (each a "Closing") is contingent upon shareholder approval of the Reorganization Plan with respect to the applicable LSA Fund. Shareholders of each LSA Fund will vote separately on its Reorganization and approval of a Reorganization is not contingent upon the approval of any other Reorganization. Forms of the Reorganization Plans for the LSA Aggressive Growth Fund and the LSA Emerging Growth Equity Fund are attached as exhibits to the SAI.

  The Trust is an open-end, management investment company registered under the 1940 Act. LSA Asset Management LLC ("LSAAM") is the manager of the LSA Funds. Van Kampen Asset Management ("Asset Management") is the investment adviser of the LSA Aggressive Growth Fund. RS Investment Management, L.P. is the investment adviser of the LSA Emerging Growth Equity Fund. ALFS, Inc., an affiliate of LSAAM, is the distributor of the LSA Funds. Investors Bank & Trust Company serves as custodian, transfer agent, fund accountant and administrator of the LSA Funds.

  For a more detailed discussion of the investment objectives, policies and risks of the LSA Funds, see the LSA Funds' prospectus and statement of additional information dated May 1, 2003, as amended and/or supplemented, which have been filed with the SEC and are incorporated by reference into this Joint Prospectus/Proxy Statement insofar as they relate to the LSA Funds participating in the Reorganizations. No other parts of the prospectus or statement of additional information are incorporated herein. Copies of the LSA Funds' prospectus and statement of additional information are available upon request and without charge by writing to 3100 Sanders Road, Northbrook, Illinois 60092, or by calling 1-800-632-3492 (for variable annuity contracts or variable life insurance policies held through Allstate Life Insurance Company ("Allstate Life")), 1-800-865-5237 (for variable annuity contracts or variable life insurance policies held through Lincoln Benefit Life Company), 1-800-654-2397 (for variable annuity contracts or variable life insurance policies formerly underwritten by Northbrook Life Insurance Company), 1-800-256-9392 (for variable annuity contracts or variable life insurance policies held through Allstate Life Insurance Company of New York), 1-800-203-0068 (for variable annuity contracts or variable life insurance policies held through Allstate Financial Group except New York) or 1-866-718-9824 (for variable annuity contracts or variable life insurance policies held through Allstate Financial Group -- New York).

  Van Kampen LIT is an open-end management investment company registered under the 1940 Act with seven portfolios, one of which is the Van Kampen Aggressive Growth Portfolio. Asset Management is the investment adviser of the Van Kampen Aggressive Growth Portfolio and Van Kampen Funds Inc. is the distributor of Van Kampen Aggressive Growth Portfolio. Van Kampen Investor Services Inc. serves as the transfer agent to Van Kampen Aggressive Growth Portfolio. Each of Asset Management, Van Kampen Funds Inc. and Van Kampen Investor Services, Inc. is a wholly owned subsidiary of Van Kampen Investments Inc., which is an indirect, wholly owned subsidiary of Morgan Stanley. State Street Bank and Trust Company serves as the Van Kampen Aggressive Growth Portfolio's custodian.

  For a more detailed discussion of the investment objective, policies and risks of the Van Kampen Aggressive Growth Portfolio, see the Van Kampen Aggressive Growth Portfolio's prospectus dated April 30, 2003, as amended and/or supplemented, which has been filed with the SEC and is incorporated by reference herein and statement of additional information dated April 30, 2003, as amended and/or supplemented, which has been filed with the SEC and is incorporated by reference into the Joint Prospectus/Proxy Statement insofar as it relates to the Van Kampen Aggressive Growth Portfolio. No other parts of the statement of additional information are incorporated herein. A copy of the prospectus for the Van Kampen Aggressive Growth Portfolio accompanies this Joint Prospectus/Proxy Statement. Copies of Van Kampen LIT's statement of additional information are available upon request and without charge by calling (800) 847-2424 (or (800) 421-2833 for the hearing impaired).

  The Board of Trustees of the Trust knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention that voting instructions that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the entities named in the enclosed voting instruction form.
                             ---------------------

  No person has been authorized to give any information or make any representation not contained in this Joint Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. The Joint Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.
                             ---------------------

  The date of this Joint Prospectus/Proxy Statement is          , 2004.

                               TABLE OF CONTENTS

                                                                     PAGE
                                                                     ----
Synopsis.........................................................       7
Summary of Principal Risks.......................................      10
Comparison of Performance and Fees...............................      12
       Van Kampen Aggressive Growth Portfolio and LSA Aggressive
       Growth Fund...............................................      12
       Van Kampen Aggressive Growth Portfolio and LSA Emerging
         Growth Equity Fund......................................      16
       Van Kampen Aggressive Growth Portfolio and LSA Aggressive
         Growth Fund and LSA Emerging Growth Equity Fund.........      19
Investment Objectives and Policies...............................      21
Principal Risks..................................................      25
Purchase, Redemption, Transfer and Dividend Policies.............      28
Manager and Advisers.............................................      30
Investment Management Arrangements...............................      31
Distribution and Service Plan....................................      32
Information Relating to the Reorganizations......................      33
Material Federal Income Tax Consequences of the Reorganization...      34
Capitalization...................................................      37
Shareholder Rights...............................................      38
Additional Information...........................................      40
Board Considerations.............................................      42
Voting Matters...................................................      43
Other Business...................................................      47
Contract Owner Inquiries.........................................      47
Exhibit A -- Management's Discussion of the Van Kampen Aggressive
  Growth Portfolio's Performance.................................     A-1
Exhibit B -- Management's Discussion of the LSA Aggressive Growth
  Fund's Performance.............................................     B-1
Exhibit C -- Management's Discussion of the LSA Emerging Growth
  Equity Fund's Performance......................................     C-1
Exhibit D -- Van Kampen Life Investment Trust, Van Kampen
  Aggressive Growth Portfolio Prospectus.........................     D-1

                                    SYNOPSIS

  This Synopsis is designed to allow you to compare the investment objectives and policies and restrictions; the distribution and service plans; and the purchase and redemption procedures of each LSA Fund with those of the Van Kampen Aggressive Growth Portfolio and to briefly explain the tax consequences of each of the Reorganizations. Shareholders should read this entire Joint Prospectus/Proxy Statement carefully. For more complete information, please read the prospectus for each Fund.

THE REORGANIZATION

  BACKGROUND. Pursuant to the applicable Reorganization Plan (forms of which are attached as exhibits to the SAI) and subject to shareholder approval, each LSA Fund will transfer all of its assets and certain liabilities to the Van Kampen Aggressive Growth Portfolio in exchange for Class II Shares of the Van Kampen Aggressive Growth Portfolio. Each LSA Fund will distribute the Van Kampen Aggressive Growth Portfolio Class II Shares that it receives to its shareholders in liquidation of that LSA Fund. Each LSA Fund will then be terminated as soon as practicable thereafter. As a result of the Reorganization, shareholders of each LSA Fund will become shareholders of the Van Kampen Aggressive Growth Portfolio.

  The Board of Trustees of the Trust (the "Board"), including the Trustees who are not "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act (the "Independent Trustees"), considered the proposed Reorganizations at meetings held on August 20, 2003, October 28, 2003 and December 3, 2003. After a thorough review of all aspects of the Reorganizations and for the reasons set forth below (see "Board Considerations"), the Board has determined that each Reorganization would be in the best interests of the LSA Fund and its existing shareholders, and that the interests of existing shareholders would not be diluted as a result of the transactions contemplated by the Reorganization. THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE REORGANIZATION.

  MATERIAL FEDERAL INCOME TAX CONSEQUENCES. It is a condition to closing the LSA Aggressive Growth Fund Reorganization that each of Van Kampen Life Investment Trust and LSA Variable Series Trust receives an opinion from Vedder, Price, Kaufman & Kammholz, P.C., special counsel to LSA Aggressive Growth Fund ("Vedder Price"), dated as of the Effective Time, regarding the characterization of the LSA Aggressive Growth Fund Reorganization as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, no gain or loss will be recognized for United States federal income tax purposes by LSA Aggressive Growth Fund or Van Kampen Aggressive Growth Portfolio upon the transfer of the assets of LSA Aggressive Growth Fund to Van Kampen Aggressive Growth Portfolio in exchange solely for the Class II Shares of Van Kampen Aggressive Growth Portfolio and the assumption by

Van Kampen Aggressive Growth Portfolio of the liabilities of LSA Aggressive Growth Fund.

  The LSA Emerging Growth Equity Fund Reorganization may not qualify as a tax-free reorganization for United States federal income tax purposes. If, however, the accounts and related contracts are properly structured under the insurance company provisions of the Code, the LSA Emerging Growth Equity Fund Reorganization will not be a taxable event for those contract owners who have a portion of their annuity contract or insurance policy allocated to LSA Emerging Growth Equity Fund. No opinion of Vedder or other counsel will be furnished in connection with this Reorganization.

  DISTRIBUTIONS. Before the Reorganization, each LSA Fund expects to distribute ordinary income and capital gains, if any, to its shareholders.

  INVESTMENT OBJECTIVES AND POLICIES

  VAN KAMPEN AGGRESSIVE GROWTH PORTFOLIO AND LSA AGGRESSIVE GROWTH FUND. Although the investment objective and policies of the Van Kampen Aggressive Growth Portfolio and each LSA Fund are similar, there are some differences that contract owners should consider. The investment objective of the Van Kampen Aggressive Growth Portfolio is to seek capital growth. The Van Kampen Aggressive Growth Portfolio seeks to achieve its objective by investing primarily in common stocks or other equity securities of small- and medium sized companies that its investment adviser believes have an above-average potential for capital growth. Similarly, the LSA Aggressive Growth Fund seeks long-term growth of capital by investing primarily in equity securities of small- and mid-sized growth companies.

  Both the Van Kampen Aggressive Growth Portfolio and the LSA Aggressive Growth Fund (the "Aggressive Growth Funds") focus primarily on equity securities of small- to medium-sized companies, although each may invest in companies of any size. The Aggressive Growth Funds may invest up to 25% of each of their total assets in securities of foreign issuers.

  VAN KAMPEN AGGRESSIVE GROWTH PORTFOLIO AND LSA EMERGING GROWTH EQUITY
FUND. The investment objective of the Van Kampen Aggressive Growth Portfolio is to seek capital growth. The Van Kampen Aggressive Growth Portfolio seeks to achieve its objective by investing primarily in common stocks or other equity securities of small- and medium-sized companies that its investment adviser believes have an above-average potential for capital growth. Similarly, the LSA Emerging Growth Equity Fund's investment objective is to seek capital appreciation by investing primarily in rapidly growing emerging companies. The Van Kampen Aggressive Growth Portfolio focuses primarily on equity securities of small- to medium-sized companies, although it may invest in companies of any size. Likewise, the LSA Emerging Growth Equity Fund may invest in companies of any size, but is likely, under current market conditions, to invest a substantial amount of its investments in smaller companies with market capitalizations of $3 billion or less. In addition, the LSA Emerging Growth Equity Fund invests at least 80% of its net assets (including borrowings for investment purposes) in equity securities.

  The primary difference between the Van Kampen Aggressive Growth Portfolio and the LSA Emerging Growth Equity Fund is the type of growth companies in which each of the Funds invests. The LSA Emerging Growth Equity Fund invests in rapidly growing emerging companies with proprietary advantages, and generally in industry segments that are experiencing rapid growth, whereas the Van Kampen Aggressive Growth Portfolio focuses on companies that exhibit rising earnings expectations or rising valuations.

  Another difference is each of the Funds' ability to invest in foreign securities. The Van Kampen Aggressive Growth Portfolio may invest up to 25% of its total assets in securities of foreign issuers, whereas the LSA Emerging Growth Equity Fund is permitted to invest all of its assets in foreign securities, even though it does not presently anticipate investing more than 20% of its assets in foreign securities. Further, the LSA Emerging Growth Equity Fund may invest a significant portion of its assets in a variety of technology based industries, whereas the Van Kampen Aggressive Growth Portfolio generally does not.

  An investment in the Van Kampen Aggressive Growth Portfolio may involve investment risks that are different than those of each of the LSA Funds. For a more complete discussion of the risks associated with the respective Funds, see "PRINCIPAL RISKS" below.

  DISTRIBUTION AND SERVICE. The Van Kampen Aggressive Growth Portfolio has adopted a distribution plan (the "Distribution Plan") with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act and has adopted a service plan (the "Service Plan") with respect to its Class II Shares. Under the Distribution Plan and the Service Plan, the Van Kampen Aggressive Growth Portfolio pays distribution fees in connection with the sale and distribution of its Class II Shares and service fees in connection with the provision of ongoing services to holders of Class II Shares and maintenance of those shareholders' accounts. Under the Distribution Plan and the Service Plan, the Van Kampen Aggressive Growth Portfolio may spend up to a total of 0.35% per year of the Aggressive Growth Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Board of Trustees of the Van Kampen Aggressive Growth Portfolio currently limits the aggregate amount payable under its Distribution Plan and Service Plan to 0.25% per year of the Van Kampen Aggressive Growth Portfolio's average daily net assets with respect to its Class II Shares. From such amount, under the Service Plan, the Van Kampen Aggressive Growth Portfolio may spend up to 0.25% per year of the average daily net assets with respect to its Class II Shares. The fees paid pursuant to the Distribution Plan and the Service Plan are paid to Van Kampen Aggressive Growth Portfolio's distributor, who in turn pays the fees to insurance companies maintaining the shareholder accounts. Thus, if the Reorganization closes, Van Kampen Aggressive Growth Portfolio's distributor will pay the fees to Allstate Life on behalf of shareholder accounts established in the Reorganization.

  Neither the LSA Aggressive Growth Fund nor the LSA Emerging Growth Equity Fund are subject to a distribution fee or a service fee.

  PURCHASES AND REDEMPTIONS. You may direct the purchase or redemption of shares of the Funds only in connection with your ownership of variable annuity contracts or variable life insurance policies offered through insurance company separate accounts. You may not place orders directly with the Funds. You should refer to the product prospectus describing your particular variable annuity or variable life insurance contract for information on how to select specific funds as underlying investment options for your contract and how to redeem monies from the Funds.

THE TRUST AND VAN KAMPEN LIT

  The Trust, an open-end management investment company which offers redeemable shares in different series, was organized as a Delaware business trust (now known as a Delaware statutory trust) on March 2, 1999. Each LSA Fund is a series of the Trust, and offers one class of shares.

  Van Kampen LIT is an open-end management investment company registered under the 1940 Act with seven portfolios, one of which is the Van Kampen Aggressive Growth Portfolio. Van Kampen LIT was originally organized as a business trust under the laws of the Commonwealth of Massachusetts on June 3, 1985 under the name American Capital Life Investment Trust. As of September 16, 1995, Van Kampen LIT was reorganized as a business trust under the laws of the State of Delaware and changed its name to Van Kampen American Capital Life Investment Trust. On July 14, 1998, Van Kampen LIT adopted its current name. Van Kampen Aggressive Growth Portfolio offers one class of shares, Class II Shares.

                           SUMMARY OF PRINCIPAL RISKS

  VAN KAMPEN AGGRESSIVE GROWTH PORTFOLIO AND LSA AGGRESSIVE GROWTH FUND. The Aggressive Growth Funds are subject to risks associated with aggressive growth stocks. Companies that the investment adviser to the Aggressive Growth Funds believes have significant growth potential are often companies with new, limited or cyclical product lines, markets or financial resources and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

  VAN KAMPEN AGGRESSIVE GROWTH PORTFOLIO AND LSA EMERGING GROWTH EQUITY FUND. As the Funds' strategies differ to some extent, they are subject to different risks. Because the LSA Emerging Growth Equity Fund may invest a significant portion of its assets in a variety of technology based industries, it is subject to risks associated with investments in such industries. Common stocks of companies that rely extensively on technology in their product development or operations may be more volatile than the overall stock market and may or may not move in tandem with the overall stock market.

  VAN KAMPEN AGGRESSIVE GROWTH PORTFOLIO, LSA AGGRESSIVE GROWTH FUND AND LSA EMERGING GROWTH EQUITY FUND. Given the similarity of investment objectives of the Funds, the Funds are subject to certain similar principal investment risks, including market risk, small- and medium-sized company risk, foreign securities risks, manager risks and risks associated with investing in derivative instruments. Market risk is the possibility that the market values of securities owned by a fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. In general, market values of equity securities (in which the Funds primarily invest) are more volatile than those of debt securities. Further, during an overall stock market decline, securities prices of smaller companies (in which each Fund typically invests) often fluctuate more and may fall more than the securities prices of larger companies.

  Because each Fund may own securities of foreign issuers, the Funds are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues.

  As with any managed fund, each Fund's portfolio management team may not be successful in selecting the best-performing securities or investment techniques, and each Fund's performance may lag behind that of similar funds.

  Because the Funds may invest in derivative investments, they are subject to the risks of such investments. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

                       COMPARISON OF PERFORMANCE AND FEES

                     VAN KAMPEN AGGRESSIVE GROWTH PORTFOLIO
                                      AND
                           LSA AGGRESSIVE GROWTH FUND

PERFORMANCE

  The following bar chart and table show how the performance of each of the Van Kampen Aggressive Growth Portfolio and the LSA Aggressive Growth Fund has changed from year to year and how the performance of each of those Funds compares with a broad-based index that each Fund's investment adviser believes is an appropriate benchmark for that Fund. The bar chart and table assume that all dividends and distributions will be reinvested in the Funds. The index's returns do not reflect any fees or expenses that would be paid by investors. The performance of the Funds shown would be lower had charges imposed in connection with a variable annuity or variable life insurance contract been taken into account. The performance of the Funds and the index vary over time, and past performance is not necessarily indicative of future results.

VAN KAMPEN AGGRESSIVE GROWTH PORTFOLIO
 TOTAL RETURN FOR EACH CALENDAR YEAR

                   TOTAL RETURN
                   ------------
2001                   -38.26
2002                   -32.52
2003                     0.00

   LSA AGGRESSIVE GROWTH FUND
TOTAL RETURN FOR EACH CALENDAR YEAR

                   TOTAL RETURN
                   ------------
2002                   -31.59
2003                     0.00

The highest calendar quarter return during the periods shown above was 13.57% in the 4th quarter of 2001; the lowest calendar quarter return was -27.87% in the 1st quarter of 2001.

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2003

                                         ONE      THREE      SINCE
FUND/INDEX                               YEAR     YEAR     INCEPTION
----------                             --------   -----   ------------
Van Kampen Aggressive Growth
  Portfolio --
  Class II Shares....................         %       %       %*
LSA Aggressive Growth Fund...........         %     N/A              %**
Russell Midcap Growth Index***.......         %       %       %*     %**

---------------

N/A -- Not applicable.

  * As of September 25, 2000 for Van Kampen Aggressive Growth Portfolio, Class II Shares. As of September 30, 2000 for the Russell Midcap Growth Index.

 ** As of August 14, 2001 for LSA Aggressive Growth Fund. As of August 14, 2001 for the Russell Midcap Growth Index.

*** The investment adviser to the Aggressive Growth Funds believes that the Russell Midcap Growth Index is an appropriate index for each of the Funds. The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index includes the 800 smallest companies in the Russell 1000 Index, which in turn consists of the 1,000 largest U.S. companies based on total market capitalization.

FEES AND EXPENSES

  The table below sets forth the fees and expenses that investors may pay to buy and hold shares of each of the Van Kampen Aggressive Growth Portfolio and the LSA Aggressive Growth Fund including (i) the fees and expenses paid by the Van
Kampen Aggressive Growth Portfolio for the six-month period ended          ,
2003 (on an annualized basis), (ii) the fees and expenses paid by the LSA
Aggressive Growth Fund for the six-month period ended          , 2003 (on an
annualized basis), and (iii) pro forma fees and expenses for the Van Kampen
Aggressive Growth Portfolio for the six-month period ended          , 2003 (on
an annualized basis) assuming only the LSA Aggressive Growth Fund Reorganization had been completed as of the beginning of such period. The table does not reflect fees associated with a separate account that invests in the Funds or any variable annuity or variable life insurance contract for which the Funds are investment options.

                                 FUND EXPENSES

  Shareholders in the Funds do not pay any sales loads, redemption or exchange fees, but do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

                         ANNUAL FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                     PRO FORMA --
                                  VAN KAMPEN                          VAN KAMPEN
                                  AGGRESSIVE                          AGGRESSIVE
                               GROWTH PORTFOLIO   LSA AGGRESSIVE   GROWTH PORTFOLIO
                               CLASS II SHARES     GROWTH FUND     CLASS II SHARES
                               ----------------   --------------   ----------------
Management Fees..............        0.75%(1)          0.95%(2)          0.75%(1)
Distribution and/or Service
  (12b-1) Fees...............        0.25%(3)          None              0.25%(3)
Other Expenses...............            %(1)              %(2)              %(1)
Total Annual Fund Operating
  Expenses...................            %(1)              %(2)              %(1)

---------------

(1) The table above does not show the effect of Asset Management's fee reduction/expense reimbursement. Asset Management is currently waiving or reimbursing all or a portion of the Van Kampen Aggressive Growth Portfolio's management fees and/or other expenses such that the actual total annual
    operating expenses (on an annualized basis) were    % for Class II Shares
    for the six-month period ended       , 2003. The fee waivers or expense
    reimbursements can be terminated at any time, although Asset Management has agreed to waive or reimburse the Fund's management fees and/or other expenses if the Reorganization closes in an amount up to 0.99% for expenses in excess of 1.25% as a percentage of the average daily net assets attributable to Class II Shares for one year following the Closing. Thus, if the Reorganization closes, pro forma total operating expenses are projected
    to be     %.

(2) The table above does not show the effect of LSAAM's fee reduction/expense reimbursement. LSAAM has agreed to reduce its fees or reimburse the LSA Aggressive Growth Fund's expenses so that the LSA Aggressive Growth Fund will not incur expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) that exceed the amount of its management fee plus 0.30% of the average daily net assets ("operating expense limit"). After waivers and reimbursements, the LSA Aggressive Growth Fund's actual total
    annual operating expenses (on an annualized basis) were    % for the six-
    month period ended       , 2003. LSAAM is contractually obligated to
    continue this arrangement through April 30, 2004. These fee reductions or expense reimbursements can decrease a Fund's expenses and therefore increase its performance. Under certain circumstances, LSAAM may recapture any amounts waived or reimbursed provided the LSA Aggressive Growth Fund remains within its operating expense limit. The amount of LSAAM's fee reduction/expense reimbursement is calculated after giving effect to expense reduction received through the LSA Aggressive Growth Fund's participation in directed brokerage/commission recapture arrangements. LSAAM anticipates that it will not continue to reduce fees or reimburse expenses after April 30, 2004.

(3) Class II Shares of the Van Kampen Aggressive Growth Portfolio are subject to a combined annual distribution and service fee of up to 0.35% of the average daily net assets attributable to Class II Shares, however the Board of Trustees of the Van Kampen Aggressive Growth Fund currently limits this amount to 0.25%.

                                    EXAMPLE

  The following table is intended to help you compare the cost of investing in the Van Kampen Aggressive Growth Portfolio and the LSA Aggressive Growth Fund with the cost of investing in other mutual funds. The example assumes that only the LSA Aggressive Growth Fund Reorganization receives shareholder approval and is completed.

  The example that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same, except that the operating expense limit between LSAAM and the LSA Aggressive Growth Fund described in the table above is only in effect through April 30, 2004. The example does not include any fee or expense waivers or reimbursements of the Van Kampen Aggressive Growth Portfolio.

  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FUND                                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
----                                    ------   -------   -------   --------
Van Kampen Aggressive Growth
  Portfolio -- Class II Shares........   $       $         $          $
LSA Aggressive Growth Fund............   $       $         $          $
Pro Forma -- Van Kampen Aggressive
  Growth Portfolio -- Class II
  Shares..............................   $       $         $          $

                       COMPARISON OF PERFORMANCE AND FEES

                     VAN KAMPEN AGGRESSIVE GROWTH PORTFOLIO
                                      AND
                        LSA EMERGING GROWTH EQUITY FUND

PERFORMANCE

  The following bar chart and table show how the performance of the Van Kampen Aggressive Growth Portfolio and the LSA Emerging Growth Equity Fund has changed from year to year and how the performance of each of those Funds compares with a broad-based index that each Fund's investment adviser believes is an appropriate benchmark for that Fund. The bar chart and table assume that all dividends and distributions will be reinvested in the Funds. The indices' returns do not reflect any fees or expenses that would be paid by investors. The performance of the Funds shown would be lower had charges imposed in connection with a variable annuity or variable life insurance contract been taken into account. The performance of the Funds and the indices vary over time, and past performance is not necessarily indicative of future results.

VAN KAMPEN AGGRESSIVE GROWTH PORTFOLIO
 TOTAL RETURN FOR EACH CALENDAR YEAR

                       TOTAL RETURN
                       ------------
2001                      -38.26
2002                      -32.52
2003                        0.00

     LSA EMERGING GROWTH FUND
TOTAL RETURN FOR EACH CALENDAR YEAR

                       TOTAL RETURN
                       ------------
2002                      -31.59
2003                        0.00

The highest calendar quarter return during the periods shown above was 13.57% in the 4th quarter of 2001; the lowest calendar quarter return was -27.87% in the 1st quarter of 2001.

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2003

                                           ONE      THREE     SINCE
FUND/INDEX                                 YEAR     YEAR    INCEPTION
----------                               --------   -----   ----------
Van Kampen Aggressive Growth
  Portfolio -- Class II Shares.........         %      %     %*
Russell Midcap Growth Index**..........         %      %     %*
LSA Emerging Growth Equity Fund........         %    N/A             %***
Russell 2000 Growth Index****..........         %      %             %***

---------------

N/A -- Not applicable.

   * As of September 25, 2000 for Van Kampen Aggressive Growth Portfolio, and as of September 30, 2000 for the Russell Midcap Growth Index.

  ** The investment adviser to Van Kampen Aggressive Growth Portfolio believes that the Russell Midcap Growth Index is an appropriate index for that Fund. The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index includes the 800 smallest companies in the Russell 1000 Index, which in turn consists of the 1,000 largest U.S. companies based on total market capitalization.

 *** As of October 1, 1999 for LSA Emerging Growth Equity Fund and the Russell
     2000 Growth Index.

**** The investment adviser to LSA Emerging Growth Equity Fund believes that the
     Russell 2000 Growth Index is an appropriate index for that Fund. The Russell 2000 Growth Index is an unmanaged market capitalization-weighed index that includes the stocks of the Russell 2000 Index, with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on market capitalization.

FEES AND EXPENSES

  The table below sets forth the fees and expenses that investors may pay to buy and hold shares of each of the Van Kampen Aggressive Growth Portfolio and the LSA Emerging Growth Equity Fund including (i) the fees and expenses paid by the
Van Kampen Aggressive Growth Portfolio for the six-month period ended          ,
2003 (on an annualized basis), (ii) the fees and expenses paid by the LSA
Emerging Growth Equity Fund for the six-month period ended          , 2003 (on
an annualized basis), and (iii) pro forma fees and expenses for the Van Kampen
Aggressive Growth Portfolio for the six-month period ended          , 2003 (on
an annualized basis) assuming only the LSA Emerging Growth Equity Fund Reorganization had been completed as of the beginning of such period. The table does not reflect fees associated with a separate account that invests in the Funds or any variable annuity or variable life insurance contract for which the Funds are investment options.

                                 FUND EXPENSES

  Shareholders in the Funds do not pay any sales loads, redemption or exchange fees, but do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

                         ANNUAL FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                     PRO FORMA --
                             VAN KAMPEN                               VAN KAMPEN
                             AGGRESSIVE                               AGGRESSIVE
                          GROWTH PORTFOLIO      LSA EMERGING       GROWTH PORTFOLIO
                          CLASS II SHARES    GROWTH EQUITY FUND    CLASS II SHARES
                          ----------------   -------------------   ----------------
Management Fees.........        0.75%(1)            1.05%(2)             0.75%(1)
Distribution and/or
  Service (12b-1)
  Fees..................        0.25%(3)            None                 0.25%(3)
Other Expenses..........            %(1)                %(2)                 %(1)
Total Annual Fund
  Operating Expenses....            %(1)                %(2)                 %(1)

---------------

(1) The table above does not show the effect of Asset Management's fee reduction/expense reimbursement. Asset Management is currently waiving or reimbursing all or a portion of the Van Kampen Aggressive Growth Portfolio's management fees and/or other expenses such that the actual total annual
    operating expenses (on an annualized basis) were     % for Class II Shares
    for the six-month period ended          , 2003. The fee waivers or expense
    reimbursements can be terminated at any time, although Asset Management has agreed to waive or reimburse the Fund's management fees and/or other expenses if the Reorganization closes in an amount up to 0.99% for expenses in excess of 1.25% of the average daily net assets attributable to Class II Shares for one year following the Closing. Thus, if the Reorganization
    closes, pro forma total operating expenses are projected to be     %.

(2) The table above does not show the effect of LSAAM's fee reduction/expense reimbursement. LSAAM has agreed to reduce its fees or reimburse the LSA Emerging Growth Equity Fund's expenses so that the Fund will not incur expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) that exceed the amount of its management fee plus 0.30% of the average daily net assets ("operating expense limit"). LSAAM is contractually obligated to continue this arrangement through April 30, 2004. After waivers and reimbursements, the LSA Emerging Growth Equity Fund's total annual
    operating expenses (on an annualized basis) were     % for the six-month
    period ended         , 2003. These fee reductions or expense reimbursements
    can decrease a Fund's expenses and therefore increase its performance. Under certain circumstances, LSAAM may recapture any amounts waived or reimbursed provided the Fund remains within its operating expense limit. The amount of LSAAM's fee reduction/expense reimbursement is calculated after giving effect to expense reduction received through the Fund's participation in directed brokerage/commission recapture arrangements. LSAAM anticipates that it will not continue to reduce fees or reimburse expenses after April 30, 2004.

(3) Class II Shares of the Van Kampen Aggressive Growth Portfolio are subject to a combined annual distribution and service fee of up to 0.35% of the average daily net assets attributable to Class II Shares, however the Board of Trustees of the Van Kampen Aggressive Growth Fund currently limits this amount to 0.25%.

                                    EXAMPLE

  The following table is intended to help you compare the cost of investing in the Van Kampen Aggressive Growth Portfolio and the LSA Emerging Growth Equity Fund with the cost of investing in other mutual funds. The example assumes that only the LSA Emerging Growth Equity Fund Reorganization receives shareholder approval and is completed.

  The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same, except that the operating expense limit between LSAAM and the LSA Emerging Growth Equity Fund described in the table above is only in effect through April 30, 2004. The example does not include any fee or expense waivers or reimbursements of the Van Kampen Aggressive Growth Portfolio.

  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FUND                                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
----                                    ------   -------   -------   --------
Van Kampen Aggressive Growth
  Portfolio -- Class II Shares........   $       $         $          $
LSA Emerging Growth Equity Fund.......   $       $         $          $
Pro Forma -- Van Kampen Aggressive
  Growth Portfolio....................   $       $         $          $

                               COMPARISON OF FEES

                     VAN KAMPEN AGGRESSIVE GROWTH PORTFOLIO
                                      AND
                           LSA AGGRESSIVE GROWTH FUND
                        LSA EMERGING GROWTH EQUITY FUND

FEES AND EXPENSES

  The table below sets forth the fees and expenses that investors may pay to buy and hold shares of each of the Van Kampen Aggressive Growth Portfolio, the LSA Aggressive Growth Fund and the LSA Emerging Growth Equity Fund, including (i) the fees and expenses paid by the Van Kampen Aggressive Growth Portfolio for the
six-month period ended        , 2003 (on an annualized basis), (ii) the fees and
expenses paid by the LSA Aggressive Growth Fund for the six-month period ended
       , 2003 (on an annualized basis), (iii) the fees and expenses paid by the
LSA Emerging Growth Equity Fund for the six-month period ended        ,

2003 (on an annualized basis), and (iv) pro forma fees and expenses for the Van
Kampen Aggressive Growth Portfolio for the six-month period ended        , 2003
(on an annualized basis) assuming both of the Reorganizations had been completed as of the beginning of such period. The table does not reflect fees associated with a separate account that invests in the Funds or any variable annuity or variable life insurance contract for which the Funds are investment options.

                                 FUND EXPENSES

  Shareholders in the Funds do not pay any sales loads, redemption or exchange fees, but do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

                         ANNUAL FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                                       PRO FORMA --
                                    VAN KAMPEN                                          VAN KAMPEN
                                    AGGRESSIVE                       LSA EMERGING       AGGRESSIVE
                                 GROWTH PORTFOLIO   LSA AGGRESSIVE   GROWTH EQUITY   GROWTH PORTFOLIO
                                 CLASS II SHARES     GROWTH FUND         FUND        CLASS II SHARES
                                 ----------------   --------------   -------------   ----------------
Management Fees................        0.75%(1)          0.95%(2)        1.05%             0.75%(1)
Distribution and/or Service
 (12b-1) Fees..................        0.25%(3)          None            None              0.25%(3)
Other Expenses.................            %(1)              %(2)            %(2)              %(1)
Total Annual Fund Operating
 Expenses......................            %(1)              %(2)            %(2)              %(1)

---------------

(1) The table above does not show the effects of Asset Management's fee reduction/expense reimbursement. Asset Management is currently waiving or reimbursing all or a portion of the Van Kampen Aggressive Growth Portfolio's management fees and/or other expenses such that the actual total operating
    expenses were    % for Class II Shares for the six-month period ended
          , 2003. The fee waivers or expense reimbursements can be terminated at any time, although Asset Management has agreed to waive or reimburse the Fund's management fees and/or other expenses if both Reorganizations close, in an amount up to 0.99% for expenses in excess of 1.25% of the average daily net assets attributable to Class II Shares for one year following the Closing. Thus, if the Reorganizations close, pro forma total operating
    expenses are projected to be     %.

(2) The table above does not show the effects of LSAAM's fee reduction/expense reimbursement. LSAAM has agreed to reduce its fees or reimburse each LSA Fund's expenses so that the Fund will not incur expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) that exceed the amount of its management fee plus 0.30% of the average daily net assets ("operating expense limit"). After waivers and reimbursements, actual
    total operating expenses (on an annualized basis) were    % and    % for the
    LSA Aggressive Growth Fund and the LSA Emerging Growth Equity Fund,
    respectively, for the six-month period ended       , 2003. LSAAM is
    contractually obligated to continue this arrangement through April 30, 2004. These fee reductions or expense reimbursements can decrease a Fund's expenses and therefore increase its performance. Under certain circumstances, LSAAM may recapture any amounts waived or reimbursed provided the Fund remains within its operating expense limit. The amount of LSAAM's fee reduction/expense reimbursement is calculated after giving effect to expense reduction received through the Fund's participation in directed brokerage/commission recapture arrangements. LSAAM does not intend to continue to reduce fees or reimburse expenses after April 30, 2004.

(3) Class II Shares of the Van Kampen Aggressive Growth Portfolio are subject to a combined annual distribution and service fee of up to 0.35% of the average daily net assets attributable to Class II Shares, however the Board of Trustees of the Van Kampen Aggressive Growth Fund currently limits this amount to 0.25%.

                                    EXAMPLE

  The following table is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that both the LSA Aggressive Growth Fund Reorganization and the LSA Emerging Growth Equity Fund Reorganization receive shareholder approval and are completed.

  The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same, except that the operating expense limit between LSAAM and each LSA Fund described in the table above is only in effect through April 30, 2004. The example does not include any fee or expense waivers or reimbursements of the Van Kampen Aggressive Growth Portfolio.

  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FUND                                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
----                                    ------   -------   -------   --------
Van Kampen Aggressive Growth
  Portfolio -- Class II Shares........   $       $         $          $
LSA Aggressive Growth Fund............   $       $         $          $
LSA Emerging Growth Equity Fund.......   $       $         $          $
Pro Forma -- Van Kampen Aggressive
  Growth Portfolio -- Class II
  Shares..............................   $       $         $          $

                       INVESTMENT OBJECTIVES AND POLICIES

  This section will help you compare the investment objective and principal investment strategies of the Van Kampen Aggressive Growth Portfolio with the LSA Aggressive Growth Fund and the LSA Emerging Growth Equity Fund. Please be aware that this is only a summary discussion. More complete information may be found in the Funds' prospectuses.

VAN KAMPEN AGGRESSIVE GROWTH PORTFOLIO AND LSA AGGRESSIVE GROWTH FUND

  INVESTMENT OBJECTIVES. The investment objective of the Van Kampen Aggressive Growth Portfolio is to seek capital growth. The Van Kampen Aggressive Growth Portfolio invests primarily in common stocks or other equity securities of companies and focuses primarily on small- and medium-sized companies. Similarly, the investment objective of the LSA Aggressive Growth Fund is to seek long-term growth of capital by investing primarily in equity securities of small- and mid-sized growth companies. Although each of the Aggressive Growth Funds focuses on small- and medium-sized companies, each can invest in securities of larger-sized companies that their investment adviser believes have an above-average potential for capital growth. Each of the Aggressive Growth Funds invests, under normal market conditions, in companies that their investment adviser believes have an above-average potential for capital growth.

  PRINCIPAL INVESTMENT STRATEGIES. Under normal market conditions, the Aggressive Growth Funds generally seek to achieve their investment objective by investing primarily in equity securities. The Aggressive Growth Funds seek investments in those companies with attractive growth opportunities on an individual company basis. The investment adviser to the Aggressive Growth Funds uses a "bottom-up" disciplined style of investing that emphasizes analysis of individual stocks rather than economic and market cycles. The investment adviser relies on its research capabilities and company/analyst meetings in reviewing companies and seeks companies that it believes have rising expectations or rising valuations. In selecting securities for investment, the Aggressive Growth Funds generally seek companies that appear positioned to produce an attractive level of future earnings through the development of new products, services or markets or as a result of changing markets or industry conditions. Portfolio securities are typically sold when the investment adviser believes earnings expectations or relative valuations have flattened or are declining.

  While the Aggressive Growth Funds focus primarily on investments in small- to medium-sized companies, each of them may invest in securities of larger-sized companies that the investment adviser believes have an above-average potential for capital growth. The investment adviser to the Van Kampen Aggressive Growth Portfolio generally defines small- and medium-sized companies, under normal market conditions, by reference to those companies within or below the capitalization range of companies represented in the Russell Midcap Index (which consists of companies in the capitalization range of up to approximately
$         as of December 31, 2003). Similarly, the investment adviser to the LSA
Aggressive Growth Fund generally includes within its portfolio investments those companies whose capitalizations are up to those represented in the Russell
Midcap Index (up to $         as of December 31, 2003) or the Standard & Poor's
MidCap 400

Index (which consists of companies in the capitalization range of approximately
up to $         as of December 31, 2003).

  Each of the Aggressive Growth Funds may invest up to 25% of their assets in securities of foreign issuers.

VAN KAMPEN AGGRESSIVE GROWTH PORTFOLIO AND LSA EMERGING GROWTH EQUITY FUND

  INVESTMENT OBJECTIVES. The investment objective of the Van Kampen Aggressive Growth Portfolio is to seek capital growth. The Van Kampen Aggressive Growth Portfolio invests primarily in common stocks or other equity securities of companies and focuses primarily on small- and medium-sized companies. Although the Van Kampen Aggressive Growth Portfolio focuses on small- and medium-sized companies, it can invest in securities of larger-sized companies. The Van Kampen Aggressive Growth Portfolio invests, under normal market conditions, in companies that its investment adviser believes have an above-average potential for capital growth.

  The investment objective of the LSA Emerging Growth Equity Fund is to seek capital appreciation by investing primarily in rapidly growing emerging companies. Under normal market conditions, the LSA Emerging Growth Equity Fund invests at least 80% of its net assets (including borrowings for investment purposes) in equity securities. Although the LSA Emerging Growth Equity Fund may invest in companies of any size, it is likely under current market conditions that a substantial amount of its investments will be in companies with market capitalizations of $3 billion or less and may invest a significant portion of its assets in a variety of technology based industries.

  PRINCIPAL INVESTMENT STRATEGIES. Under normal market conditions, each Fund generally seeks to achieve its investment objective by investing in equity securities. Under normal market conditions, the Van Kampen Aggressive Growth Portfolio invests at least 65% of its total assets in common stocks or other equity securities, while the LSA Emerging Growth Equity Fund invests at least 80% of its net assets (including any borrowing for investment purposes) in equity securities under normal market circumstances.

  Whereas the LSA Emerging Growth Equity Fund focuses its investments in securities of emerging companies, and generally in industry segments that are experiencing rapid growth, under normal market conditions, the Van Kampen Aggressive Growth Portfolio seeks investments in those companies with attractive growth opportunities on an individual company basis. The investment adviser to the Van Kampen Aggressive Growth Portfolio uses a "bottom-up" disciplined style of investing that emphasizes analysis of individual stocks rather than economic and market cycles. The investment adviser relies on its research capabilities and company/analyst meetings in reviewing companies and seeks companies that it believes have rising expectations or rising valuations. In selecting securities for investment, the Van Kampen Aggressive Growth Portfolio generally seeks companies that appear positioned to produce an attractive level of future earnings through the development of new products, services or markets or as a result of changing markets or industry conditions. Portfolio securities are typically sold when the investment adviser believes earnings expectations or relative valuations have flattened or are declining.

  While the Van Kampen Aggressive Growth Portfolio focuses primarily on investments in small- to medium-sized companies, it may invest in securities of larger-sized companies. The investment adviser to the Van Kampen Aggressive Growth Portfolio generally defines small- and medium-sized companies, under normal market conditions, by reference to those companies within or below the capitalization range of companies represented in the Russell Midcap Index (which consists of companies in the capitalization range of up to approximately
$         as of December 31, 2003).

  The LSA Emerging Growth Equity Fund invests a substantial amount of its investments in companies with market capitalizations of $3 billion or less, but it also may invest in companies of any size. The LSA Emerging Growth Equity Fund invests in rapidly growing emerging companies with proprietary advantages, and generally in industry segments that are experiencing rapid growth. In evaluating potential investments, the LSA Emerging Growth Equity Fund's investment adviser considers whether a company is gaining market share, earning superior margins, or experiencing superior profitability. Unlike the Van Kampen Aggressive Growth Portfolio, the LSA Emerging Growth Equity Fund may invest a significant portion of its assets in a variety of technology based industries, particularly when these industries are considered to include numerous rapidly growing emerging companies.

  The Van Kampen Aggressive Growth Portfolio may invest up to 25% of its assets in securities of foreign issuers and the LSA Emerging Growth Equity Fund may invest all of its assets in foreign securities, although it presently does not anticipate investing more than 20% of its assets in such securities.

  OTHER INVESTMENT POLICIES AND PRACTICES OF ALL OF THE FUNDS. Each of the Funds may invest in derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to facilitate portfolio management and mitigate risks. Each of the Funds may engage in repurchase agreements for cash management purposes and may lend portfolio securities, subject to certain restrictions. In addition, each of the Funds may invest up to 15% of its respective net assets in illiquid securities and certain restricted securities.

  Each of the Funds may invest in other investment companies for various reasons; such investments are commonly, but not always, used when direct investments in certain countries are not permitted by foreign investors. Investments in other investment companies may involve duplication of management fees and certain other expenses. When market conditions dictate a more defensive investment strategy, each of the Funds may, on a temporary basis, hold cash or invest a portion or all of its assets in money market instruments or other high-quality debt securities; in taking such a defensive position, a Fund would temporarily not be pursuing and may not achieve its investment objective.

                                PRINCIPAL RISKS

VAN KAMPEN AGGRESSIVE GROWTH PORTFOLIO AND LSA AGGRESSIVE GROWTH FUND

  The Aggressive Growth Funds are subject to risks associated with aggressive growth stocks. Companies that the Aggressive Growth Funds' investment adviser believes have significant growth potential are often companies with new, limited or cyclical product lines, markets or financial resources and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

  The Van Kampen Aggressive Growth Portfolio may from time to time emphasize certain sectors of the market. To the extent that the Van Kampen Aggressive Growth Portfolio invests a significant portion of its assets in the securities of companies in the same sector of the market, it will be more susceptible to economic, political, regulatory and other occurrences influencing those sectors.

VAN KAMPEN AGGRESSIVE GROWTH PORTFOLIO AND LSA EMERGING GROWTH EQUITY FUND

  In addition to the types of risks described in the preceding paragraph for Van Kampen Aggressive Growth Portfolio, because the LSA Emerging Growth Equity Fund may invest a significant portion of its assets in a variety of technology based industries, it is subject to risks associated with investments in such industries. Common stocks of companies that rely extensively on technology in their product development or operations may be more volatile than the overall stock market and may or may not move in tandem with the overall stock market. Technology is a rapidly changing field and the stocks of these companies, especially of smaller or unseasoned companies, may be subject to more abrupt or erratic market movements than the stock market in general. There are significant competitive pressures among technology-oriented companies and the products or operations of such companies may become obsolete quickly. In addition, these companies may have limited product lines, markets or financial resources and the management of such companies may be more dependent upon one or a few key people. The Van Kampen Aggressive Growth Portfolio is not generally subject to these risks because it does not focus in technology based industries. Notwithstanding the foregoing, the Van Kampen Aggressive Growth Portfolio may from time to time emphasize certain sectors of the market (which may include technology based industries). To the extent that the Van Kampen Aggressive Growth Portfolio invests a significant portion of its assets in the securities of companies in the same sector of the market, it will be more susceptible to economic, political, regulatory and other occurrences influencing those sectors.

RISKS APPLICABLE TO EACH OF THE FUNDS

  As each of the Funds primarily invests in small- and medium-sized companies, each Fund is subject to the risk that small- and medium-sized companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than the securities of larger-sized companies or the market in general. The returns on such securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. During an overall stock market decline, stock prices of small- and medium-sized companies often fluctuate more and may fall more than stock prices of larger-sized companies. It is possible that the stocks of small- and medium-sized companies will be more volatile and underperform the overall stock market. Historically, stocks of small-and medium-sized companies have sometimes gone through extended periods when they did not perform as well as stocks of larger-sized companies. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger-sized, more established companies. Thus, the Funds may be subject to greater risk than assumed through investment in the securities of larger-sized, more established companies.

  Each of the Funds invests at least primarily in equity securities. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Although the Funds invest primarily in common stocks, they may invest in other equity securities, including preferred stocks, warrants and securities convertible into common stocks. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

  Because the Funds may invest in derivative investments, they are subject to the risks of such investments. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

  The Funds also may invest in debt securities. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall. The market prices of longer-term debt securities generally tend to fluctuate more in response to changes in interest rates than shorter-term securities.

  Given the similarity of investment objectives of the Funds, the Funds are subject to certain other similar principal investment risks, including market risk, foreign securities risks and manager risks. Market risk is the possibility that the market values of securities owned by a fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. In general, market values of equity securities are more volatile than those of debt securities. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. Foreign markets may, but often do not, move in tandem with U.S. markets, and foreign markets, especially developing or emerging market countries, may be more volatile than U.S. markets.

  Because each Fund may own securities of foreign issuers, the Funds are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers. In addition, there is often less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Funds may experience settlement difficulties or delays not usually encountered in the United States.

  As with any managed fund, each Fund's portfolio management team may not be successful in selecting the best-performing securities or investment techniques, and each Fund's performance may lag behind that of similar funds.

              PURCHASE, REDEMPTION, TRANSFER AND DIVIDEND POLICIES

PURCHASE AND REDEMPTION PROCEDURES

  You may direct the purchase or redemption of shares of the Funds only in connection with your ownership of variable annuity contracts or variable life insurance policies offered through insurance company separate accounts. You may not place orders directly with the Funds. You should refer to the product prospectus describing your particular variable annuity or variable life insurance contract for information on how to select specific funds as underlying investment options for your contract and how to redeem monies from the sub-accounts that invest in the Funds.

  LSA FUNDS. Orders received by the LSA Funds are effected only on days when the New York Stock Exchange ("NYSE") is open for trading. The insurance company separate accounts purchase and redeem shares of each LSA Fund at the Fund's net asset value per share calculated as of the close of the NYSE (normally, 4:00 p.m. Eastern time), although purchases and redemptions may be executed the next morning. The net asset value per share is calculated by dividing the value of each LSA Fund's investments, minus all liabilities, by the number of the Fund's outstanding shares.

  The LSA Funds' investments are valued based on market value or on fair value if no market value is readily available or if an event occurs which may materially affect the value of a security. Fair value is determined under guidelines set by the Board of Trustees of the Trust.

  VAN KAMPEN AGGRESSIVE GROWTH PORTFOLIO. The Van Kampen Aggressive Growth Portfolio continuously offers shares to the separate accounts of insurance companies at prices equal to the net asset value per share of the Van Kampen Aggressive Growth Portfolio. Van Kampen Funds Inc., located at 1221 Avenue of the Americas, New York, New York 10020, acts as the distributor of the Van Kampen Aggressive Growth Portfolio's shares. The Van Kampen Aggressive Growth

Portfolio and Van Kampen Funds Inc. reserve the right to refuse any order for the purchase of shares.

  The net asset value per share for the Van Kampen Aggressive Growth Portfolio is determined once daily as of the close of trading on the NYSE (currently 4:00 p.m., Eastern time) each day the NYSE is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Van Kampen Aggressive Growth Portfolio's securities such that the Van Kampen Aggressive Growth Portfolio's net asset value per share might be materially affected. The Van Kampen Aggressive Growth Portfolio's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. See the product prospectus for the policies observed by the insurance company. Net asset value per share is determined by dividing the value of the Van Kampen Aggressive Growth Portfolio securities, cash and other assets (including accrued interest) attributable to such class of shares, less all liabilities (including accrued expenses) attributable to such class of shares, by the total number of shares of the class of shares outstanding. Such computation is made by using prices as of the close of trading on the NYSE and (i) valuing securities listed or traded on a domestic securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices and valuing securities listed or traded on a foreign securities exchange at the last reported sale price or the latest bid price, (ii) valuing over-the-counter securities at the NASDAQ Official Closing Price or, if there has been no sale that day, at the mean between the last reported bid and asked price, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by Asset Management in accordance with procedures established by the Van Kampen Aggressive Growth Portfolio's Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Board of Trustees of the Van Kampen Aggressive Growth Portfolio. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

  Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Van Kampen Aggressive Growth Portfolio are subject to daily fluctuations and the net asset value per share of the Van Kampen Aggressive Growth Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.

                              TRANSFER PRIVILEGES

  You may reallocate assets held under your variable annuity or variable life insurance product to other funds offered under your contract consistent with the provisions of your contract and timely receipt by the insurance company of all information necessary to process such requests.

                               DIVIDEND POLICIES

  Each Fund intends to pay out all of its net investment income and net realized capital gains annually. All income and capital gain distributions are automatically reinvested in additional shares of the Fund.

                              MANAGER AND ADVISERS

  LSAAM, the investment manager to each LSA Fund, is a wholly owned subsidiary of Allstate Life. LSAAM, located at 3100 Sanders Road, Suite M2A, Northbrook, Illinois 60062, is registered as an investment adviser under the Investment Advisers Act of 1940. LSAAM carefully selects other professional investment advisers to carry out the day-to-day management of each LSA Fund.

  Asset Management, the investment adviser to the LSA Aggressive Growth Fund and the Van Kampen Aggressive Growth Portfolio, is a wholly owned subsidiary of Van Kampen Investments Inc., which is an indirect wholly owned subsidiary of Morgan
Stanley. Van Kampen Investments Inc. had approximately $         billion under
management or supervision as of December 31, 2003. The principal office of Asset Management and Van Kampen Investments Inc. is 1221 Avenue of the Americas, New York, New York 10020.

  The Van Kampen Aggressive Growth Portfolio and the LSA Aggressive Growth Fund are managed by Asset Management's Multi-Cap Value team. The team is made up of established investment professionals. Current members of the team include Gary
M. Lewis, a Managing Director of Asset Management, Dudley Brickhouse, Janet Luby and David W. Walker, Executive Directors of Asset Management, Matthew Hart, a Vice President of Asset Management, and Scott Miller, an Associate of Asset Management. The composition of the team may change without notice from time to time.

  RS Investment Management, L.P. ("RSIM"), investment adviser to the LSA Emerging Growth Equity Fund, is a wholly owned subsidiary of RS Investment Management Co. LLC. RSIM, located at 388 Market Street, Suite 1700, San Francisco, California 94111, commenced operations in March 1981 and had
$         billion in assets under management as of December 31, 2003. The
Emerging Growth Equity Fund is managed by James L. Callinan.

                       INVESTMENT MANAGEMENT ARRANGEMENTS

  LSAAM. LSAAM provides investment management services to the LSA Funds pursuant to a Management Agreement. LSAAM directs and supervises the adviser to each LSA Fund, reviews and evaluates the performance of the adviser to each LSA Fund and determines whether the adviser to each LSA Fund should be replaced. Under the Management Agreement, LSAAM is entitled to the following management fees at an annual percentage of each LSA Fund's average daily net assets:

LSA Aggressive Growth Fund.............................  0.95%
LSA Emerging Growth Equity Fund........................  1.05%

  LSAAM has agreed to reduce its fees or reimburse each LSA Fund for expenses above certain limits. Currently, this limit is set so that a Fund will not incur expenses (excluding interest, taxes, brokerage commission or extraordinary expenses) that exceed the amount of its management fee plus 0.30% of its average daily net assets ("operating expense limit"). LSAAM is contractually obligated to continue this arrangement through April 30, 2004. Under certain circumstances LSAAM may recapture any amounts waived or reimbursed provided the Fund remains within its operating expense limit. For the six-months ended June 30, 2003, LSAAM reimbursed the full amount of its fees and therefore received $0 from the LSA Funds. LSAAM anticipates that it will not continue to reduce fees or reimburse expenses after April 30, 2004.

  LSAAM has entered into an advisory agreement with the adviser to each LSA Fund pursuant to which LSAAM has appointed the adviser to carry out the day-to-day reinvestment and investment of the assets of the applicable LSA Fund. LSAAM compensates the advisers from the management fees it receives or its own resources. No additional management fees are paid by a LSA Fund to an adviser.

  ASSET MANAGEMENT. Van Kampen Aggressive Growth Portfolio retains Asset Management to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between Asset Management and the Van Kampen Aggressive Growth Portfolio, the Aggressive Growth Portfolio pays Asset Management a monthly fee computed based upon an annual rate applied to the average daily net assets of the Aggressive Growth Portfolio as follows:

                                                         % PER
AVERAGE DAILY NET ASSETS                                 ANNUM
------------------------                                 -----
First $500 million.....................................  0.75%
Next $500 million......................................  0.70%
Over $1 billion........................................  0.65%

  During the six-month period ended June 30, 2003, the contractual advisory fees for the Van Kampen Aggressive Growth Portfolio were 0.75% of its net assets. After voluntary fee waivers, the effective advisory fee rate was 0.00% for the six-month period ended June 30, 2003.

  Asset Management retains the right from time to time to waive all or a portion of its management fee or to reimburse a Fund for all or a portion of its other expenses. Any fee waivers and/or expense reimbursements may be discontinued by the Asset Management at any time. For a complete description of advisory services, see the section of the Aggressive Growth Portfolio's prospectus entitled "Investment Advisory Services" and the section of the Van Kampen LIT Statement of Additional Information entitled "Investment Advisory Agreements."

  For a period of one year following the Closing, Asset Management has voluntarily agreed to waive or reimburse management fees and/or other expenses to the Van Kampen Aggressive Growth Portfolio in an amount up to 0.99% for expenses in excess of 1.25% of the average daily net assets attributable to Class II Shares.

                         DISTRIBUTION AND SERVICE PLAN

  The Van Kampen Aggressive Growth Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act and has also adopted a Service Plan. Under the Distribution Plan and Service Plan, the Van Kampen Aggressive Growth Portfolio pays distribution fees in connection with the sale and distribution of its Class II Shares and service fees in connection with the provision of ongoing services to Class II Shares' shareholders and maintenance of those shareholders' accounts. Under the Distribution Plan and Service Plan, the Van Kampen Aggressive Growth Portfolio can pay up to 0.35% per year of its average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Board of Trustees of the Van Kampen Aggressive Growth Portfolio currently limits the aggregate amount payable under the Distribution Plan and the Service Plan to 0.25% per year of the average daily net assets with respect to its Class II Shares. From such amount, under the Service Plan, the Van Kampen Aggressive Growth Portfolio may spend up to 0.25% per year of its average daily net assets with respect to its Class II Shares.

  The fees paid pursuant to the Distribution Plan and the Service Plan are paid to Van Kampen Aggressive Growth Portfolio's distributor, who in turn pays the fees to insurance companies maintaining the shareholder accounts. Thus, if the Reorganization closes, the Van Kampen Aggressive Growth Portfolio's distributor will pay the fees to Allstate Life on behalf of shareholder accounts established in the Reorganization. Because these fees are paid out of the Van Kampen Aggressive Growth Portfolio's assets on an ongoing basis, these fees will increase the cost of your investment and may cost you more over time than a class of shares with other types of sales charge arrangements. The net income attributable to Class II Shares will be reduced by the amount of distribution and service fees and other expenses of the Van Kampen Aggressive Growth Portfolio associated with such class of shares. The distributor of each Fund's shares is Van Kampen Funds Inc., a subsidiary of Van Kampen Investments Inc. For a complete description of these arrangements, see the section of the Van Kampen Aggressive Growth Portfolio's prospectus entitled "Purchase of Shares" and the section of the Van Kampen LIT Statement of Additional Information entitled "Distribution and Service."

                  INFORMATION RELATING TO THE REORGANIZATIONS

  DESCRIPTION OF THE REORGANIZATION. The following summary is qualified in its entirety by reference to the Reorganization Plans attached as exhibits to the SAI. Each Reorganization Plan provides for the Reorganization to occur on or about April 30, 2004.

  Each Reorganization Plan provides that all assets and certain liabilities of each LSA Fund will be transferred to the Van Kampen Aggressive Growth Portfolio on the Closing Date of the Reorganizations. In exchange for the transfer of these assets and liabilities, the Van Kampen Aggressive Growth Portfolio will simultaneously issue on the Closing Date of the Reorganizations a number of full and fractional Class II Shares to each LSA Fund equal in value to the aggregate net asset value of such LSA Fund calculated at the Effective Time.

  Following the transfer of assets and certain liabilities in exchange for Van Kampen Aggressive Growth Portfolio Class II Shares, each LSA Fund will distribute, in complete liquidation, pro rata to its shareholders of record, all of the Class II Shares of the Van Kampen Aggressive Growth Portfolio so received. Shareholders of each LSA Fund owning shares at the Effective Time will receive a number of Class II Shares of the Van Kampen Aggressive Growth Portfolio with the same aggregate value as the shareholder had in the LSA Fund immediately prior to the Effective Time. Such distribution will be accomplished by the establishment of accounts in the names of the LSA Fund's shareholders on the share records of the Van Kampen Aggressive Growth Portfolio's transfer agent. Each account will receive the respective pro rata number of full and fractional Class II Shares of the Van Kampen Aggressive Growth Portfolio due to the shareholders of the LSA Fund. Each LSA Fund then will be terminated as soon as practicable thereafter. Class II Shares of the Van Kampen Aggressive Growth Portfolio to be issued will have no preemptive or conversion rights.

  Each Reorganization Plan contains customary representations, warranties and conditions. Each Reorganization Plan provides that the consummation of the Reorganization is conditioned upon, among other things, approval of the Reorganization by the LSA Fund's shareholders and, with respect to the LSA Aggressive

Growth Fund Reorganization, the receipt by the Funds of a tax opinion to the effect that the Reorganization will be tax-free for federal income tax purposes to the LSA Aggressive Growth Fund, its shareholders and the Van Kampen Aggressive Growth Portfolio. Each Reorganization Plan may be terminated by mutual agreement of the Trust with respect to a LSA Fund and Van Kampen LIT with respect to the Van Kampen Aggressive Growth Portfolio, or if, before the Closing Date, any of the required conditions have not been met or the representations and warranties are not true.

  COSTS OF REORGANIZATION. Each LSA Fund will bear its legal and other fees associated with its participation in the Reorganization, however pursuant to the existing contractual expense reimbursement agreement between the LSA Funds and LSAAM, LSAAM or an affiliate of LSAAM has effectively agreed to reimburse the LSA Funds for such expenses. Thus, after expense reimbursements, the LSA Funds will pay no expenses associated with their participation in the Reorganization. Except as described below, LSAAM or an affiliate of LSAAM will pay the LSA Funds' Reorganization expenses and the cost (if any) of continuation of directors' and officers'/errors and omissions insurance for the Independent Trustees of the Trust, and Asset Management or an affiliate thereof will pay Van Kampen Aggressive Growth Portfolio's the expenses related to the Reorganizations. LSAAM has separately entered into an agreement with Asset Management to set forth how the LSA Funds' Reorganization expenses will be allocated. Pursuant to such agreement, LSAAM or an affiliate will pay expenses associated with the preparation and filing of this Joint Prospectus/Proxy Statement, except that Asset Management or an affiliate thereof will pay the legal fees incurred by the Van Kampen Aggressive Growth Portfolio associated with the preparation and filing of this Joint Prospectus/Proxy Statement. Asset Management or an affiliate thereof will pay (a) all costs associated with the proxy solicitation up to $17,000, including but not limited to postage, printing, mailing and tabulation costs; and (b) brokerage costs associated with any necessary rebalancing of a LSA Fund's portfolio prior to the Reorganization and with any necessary rebalancing of the Van Kampen Aggressive Growth Portfolio's portfolio following the Reorganization. LSAAM or an affiliate thereof will pay any proxy solicitation expenses that exceed $17,000.

                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES
                             OF THE REORGANIZATION

LSA AGGRESSIVE GROWTH FUND REORGANIZATION

  The following is a general summary of the material anticipated United States federal income tax consequences of the LSA Aggressive Growth Fund
Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations, court decisions, published positions of the

Internal Revenue Service ("IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to United States persons who hold shares of LSA Aggressive Growth Fund or Van Kampen Aggressive Growth Portfolio as capital assets for federal income tax purposes (generally, assets held for investment). This summary does not address all of the federal income tax consequences that may be relevant to a particular person or to persons that may be subject to special treatment under federal income tax laws. No ruling has been or will be sought from the IRS regarding any matter relating to the LSA Aggressive Growth Fund Reorganization. No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below. Each shareholder (and each contract owner who has a portion of his or her annuity contract or insurance policy allocated to LSA Aggressive Growth Fund) must consult their own tax advisers as to the federal income tax consequences of the LSA Aggressive Growth Fund Reorganization, as well as the effects of state, local and non-United States tax laws.

  It is a condition to closing the LSA Aggressive Growth Fund Reorganization that each of Van Kampen Life Investment Trust and LSA Variable Series Trust receives an opinion from Vedder, Price, Kaufman & Kammholz, P.C., special counsel to LSA Aggressive Growth Fund ("Vedder Price"), dated as of the Effective Time, regarding the characterization of the LSA Aggressive Growth Fund Reorganization as a "reorganization" within the meaning of Section 368(a) of the Code. As such a reorganization, the federal income tax consequences of the LSA Aggressive Growth Fund Reorganization can be summarized as follows:

  - No gain or loss will be recognized by LSA Aggressive Growth Fund or Van Kampen Aggressive Growth Portfolio upon the transfer of the assets of LSA Aggressive Growth Fund to Van Kampen Aggressive Growth Portfolio in exchange solely for Class II Shares of Van Kampen Aggressive Growth Portfolio and the assumption by Van Kampen Aggressive Growth Portfolio of the liabilities of LSA Aggressive Growth Fund.

  - No gain or loss will be recognized by a holder of LSA Aggressive Growth Fund shares that exchanges all of its shares of LSA Aggressive Growth Fund solely for the Class II Shares of Van Kampen Aggressive Growth Portfolio pursuant to the LSA Aggressive Growth Fund Reorganization.

  - The aggregate tax basis of the Class II Shares of Van Kampen Aggressive Growth Portfolio received by a holder of LSA Aggressive Growth Fund shares pursuant to the LSA Aggressive Growth Fund Reorganization will be the same as the aggregate tax basis of the shares of LSA Aggressive Growth Fund surrendered in exchange therefor.

  - The holding period of the Class II Shares of Van Kampen Aggressive Growth Portfolio received by a holder of LSA Aggressive Growth Fund shares pursuant to the LSA Aggressive Growth Fund Reorganization will include the holding period of the shares of LSA Aggressive Growth Fund surrendered in exchange therefor.

  - Van Kampen Aggressive Growth Portfolio's tax basis in LSA Aggressive Growth Fund's assets received by Van Kampen Aggressive Growth Portfolio pursuant to the LSA Aggressive Growth Fund Reorganization will, in each instance, equal the tax basis of such assets in the hands of LSA Aggressive Growth Fund immediately prior to the LSA Aggressive Growth Fund Reorganization, and Van Kampen Aggressive Growth Portfolio's holding period of such assets will, in each instance, include the period during which the assets were held by LSA Aggressive Growth Fund.

  The opinion of Vedder Price will be based on federal income tax law in effect at the Effective Time. In rendering its opinion, Vedder Price will also rely upon certain representations of the management of Van Kampen Aggressive Growth Portfolio and LSA Aggressive Growth Fund and assume, among other things, that the LSA Aggressive Growth Fund Reorganization will be consummated in accordance with the operative documents.

  An opinion of counsel is not binding on the IRS or any court. Van Kampen Aggressive Growth Portfolio intends to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to LSA Aggressive Growth Fund and its Shareholders.

  - If the accounts and related contracts are properly structured under the insurance company provisions of the Code, the LSA Aggressive Growth Fund Reorganization will not be a taxable event for those contract owners who have a portion of their annuity contract or insurance policy allocated to LSA Aggressive Growth Fund.

LSA EMERGING GROWTH EQUITY FUND REORGANIZATION

  The following is a general summary of the material anticipated United States federal income tax consequences of the LSA Emerging Growth Equity Fund Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations, court decisions, published positions of the Internal Revenue Service ("IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to United States persons who hold shares of LSA Emerging Growth Equity Fund or Van Kampen Aggressive Growth Portfolio as capital assets for federal income tax purposes (generally, assets held for investment). This summary does not address all of the federal income tax consequences that may be relevant to a particular person or to persons that may be subject to special treatment under federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the LSA Emerging Growth Equity Fund Reorganization. No opinion of Vedder Price or other counsel will be furnished in connection with this Reorganization. No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below. Each shareholder (and each contract owner who has a portion of his or her annuity contract or insurance policy allocated to LSA Aggressive Growth Fund) must consult their own tax advisers as to the federal income tax consequences of the LSA Emerging Growth Equity Fund Reorganization, as well as the effects of state, local, and non-United States tax laws.

  The LSA Emerging Growth Equity Fund Reorganization may not qualify as a tax-free reorganization for United States federal income tax purposes. If, however, the accounts and related contracts are properly structured under the insurance company provisions of the Code, the LSA Emerging Growth Equity Fund Reorganization will not be a taxable event for those contract owners who have a portion of their annuity contract or insurance policy allocated to LSA Emerging Growth Equity Fund.

  Van Kampen Aggressive Growth Portfolio intends to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to LSA Emerging Growth Equity Fund and its Shareholders.

  The LSA Emerging Growth Equity Fund Reorganization will not be a taxable transaction for Van Kampen Aggressive Growth Portfolio.

                                 CAPITALIZATION

  The following table sets forth, as of June 30, 2003, the capitalization of the Van Kampen Aggressive Growth Portfolio, the capitalization of each LSA Fund and the pro forma combined capitalization of the Van Kampen Aggressive Growth Portfolio in three ways: (i) assuming only the LSA Aggressive Growth Fund Reorganization is completed, (ii) assuming only the LSA Emerging Growth Equity Fund Reorganization is completed and (iii) assuming both of the Reorganizations are completed. The pro forma net asset totals reflect the anticipated withdrawal of Allstate Life's initial investment in the LSA Fund prior to the Closing of the

Reorganizations. The capitalizations are likely to be different on the Closing Date as a result of daily share purchase and redemption activity.

                                                   NET ASSET VALUE     SHARES
FUND                                 NET ASSETS       PER SHARE      OUTSTANDING
----                                ------------   ---------------   -----------
Van Kampen Aggressive Growth
  Portfolio --  Class II Shares...  $  2,780,885        $3.63           765,740
LSA Aggressive Growth Fund........  $  8,820,651        $7.60         1,161,062
LSA Emerging Growth Equity Fund...  $  6,978,657        $5.61         1,244,529
Pro Forma -- Van Kampen Aggressive
  Growth Portfolio -- Class II
  Shares and LSA Aggressive Growth
  Fund only.......................  $ 11,601,536*       $3.63         3,195,671
Pro Forma -- Van Kampen Aggressive
  Growth Portfolio -- Class II
  Shares and LSA Emerging Growth
  Equity Fund only................  $ 9,759,542*        $3.63         2,688,235
Pro Forma -- Van Kampen Aggressive
  Growth Portfolio -- Class II
  Shares, LSA Aggressive Growth
  Fund and LSA Emerging Growth
  Equity Fund.....................  $18,580,193*        $3.63         5,118,166

---------------

* Based on the capitalization of each LSA Fund on June 30, 2003, Allstate Life intends to withdraw the following in assets from each LSA Fund, which represents a withdrawal of the seed capital investment prior to the Closing of the Reorganizations:

  LSA Aggressive Growth Fund..................................  $1,900,000**
  LSA Emerging Growth Equity Fund.............................  $3,459,905**

---------------

** The amount of Allstate Life's seed capital may be different on the Closing
   Date as a result of fluctuation in the LSA Funds' net asset value.

                               SHAREHOLDER RIGHTS

VAN KAMPEN LIT

  GENERAL. Van Kampen LIT is an open-end management investment company organized as a statutory trust under the laws of the State of Delaware.

  SHARES. The authorized capitalization of Van Kampen LIT consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Van Kampen Aggressive Growth Portfolio, and further subdivided into one or more classes of shares within each series. The

Van Kampen Aggressive Growth Portfolio offers one class of shares, Class II Shares. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series.

  VOTING RIGHTS. Shares of Van Kampen LIT are entitled to one vote per share; however, separate votes are taken by each series of Van Kampen LIT on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such shares.

  SHAREHOLDER MEETINGS. Van Kampen LIT does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of a majority of the shares then outstanding cast in person or by proxy at such meeting.

  ELECTION AND TERM OF TRUSTEES. The business and affairs of Van Kampen LIT are managed under the direction of Van Kampen LIT's Board of Trustees and its officers appointed by the Board of Trustees. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified.

  SHAREHOLDER LIABILITY. No series is subject to the liabilities of any other series. The Declaration of Trust of Van Kampen LIT provides that shareholders are not liable for any liabilities of Van Kampen LIT or any of its series, requires inclusion of a clause to that effect in every agreement entered into by Van Kampen LIT or any of its series and indemnifies shareholders against any such liability.

  TRUSTEE LIABILITY. The Board of Trustees of Van Kampen LIT is generally not liable for any obligations of Van Kampen LIT.

THE TRUST

  GENERAL. The Trust is an open-end management investment company formed as a Delaware business trust (now known as a Delaware statutory trust) on March 2, 1999 pursuant to an Agreement and Declaration of Trust. The Trust is also governed by its bylaws and applicable state law.

  SHARES. The Trust is authorized to issue an unlimited number of shares of beneficial interest, from an unlimited number of series of shares. Currently, the Trust consists of 11 separate investment series. The Board has the authority to divide the shares of the series of the Trust into classes. Shares of each series have no preemptive, conversion or subscription rights.

  VOTING RIGHTS. On any matter submitted to a vote of shareholders of the Trust, all series generally vote together as a single group, except where a separate vote is required by law or where the interests of a series differ from the other series. Shareholders are entitled to vote on a dollar-weighted basis, which means that shareholders are entitled to one vote for each dollar of net asset value of the series that they own.

  SHAREHOLDER MEETINGS. The Trust is not required to hold annual meetings of shareholders, but may hold special meetings of shareholders under certain circumstances when called by the Trustees.

  ELECTION AND TERM OF TRUSTEES. The Trust's operations are overseen by the Trustees under Delaware law. Subject to 1940 Act requirements, Trustees may be elected by shareholders or appointed by the Board. Trustees hold office during the lifetime of the Trust or their earlier death, resignation, incapacity or removal. A Trustee may be removed at any time by a majority vote of the remaining Trustees at a duly constituted meeting or by a vote at any meeting of shareholders of two-thirds of the outstanding shares of the Trust.

  SHAREHOLDER LIABILITY. The Trust's Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and provides indemnification for all losses and expenses of any shareholder of a series held liable for the obligations of that series.

  TRUSTEE LIABILITY. The Trustees of the Trust generally are not liable for any obligation of the Trust. The Trust will indemnify its Trustees against all liabilities and expenses, except for those arising from the Trustee's willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties.

  THE FOREGOING IS ONLY A SUMMARY OF CERTAIN RIGHTS OF SHAREHOLDERS OF VAN KAMPEN LIT AND THE TRUST UNDER THEIR GOVERNING CHARTER DOCUMENTS, BYLAWS AND STATE LAW AND IS NOT A COMPLETE DESCRIPTION OF PROVISIONS CONTAINED IN THOSE SOURCES. SHAREHOLDERS SHOULD REFER TO THE PROVISIONS OF THOSE DOCUMENTS AND STATE LAW DIRECTLY FOR A MORE THOROUGH DESCRIPTION.

                             ADDITIONAL INFORMATION

  Information concerning the operation and management of each of the Funds is included in each of their current prospectuses and statements of additional information. Information regarding how to obtain copies of these materials can be found on page 2 of this Joint Prospectus/Proxy Statement.

  FISCAL YEAR END AND FINANCIAL STATEMENTS. The fiscal year end of each Fund is December 31.

  The financial statements of the Van Kampen Aggressive Growth Portfolio contained in its annual report to shareholders for the fiscal year ended December 31, 2002 have been audited by Ernst & Young LLP, its independent auditors. These financial statements, together with the unaudited financial statements of the Van Kampen Aggressive Growth Portfolio contained in the semi-annual report for the six-month period ended June 30, 2003, are incorporated by reference into this Prospectus/Proxy Statement insofar as such financial statements relate to the Van Kampen Aggressive Growth Portfolio.

  The financial statements of the LSA Funds contained in the Funds' annual report to shareholders for the fiscal year ended December 31, 2002 have been audited by Deloitte & Touche LLP, their independent auditors. These financial statements, together with the unaudited financial statements of the LSA Funds contained in the semi-annual report for the six-months ended June 30, 2003, are incorporated by reference into this Prospectus/Proxy Statement insofar as such financial statements relate to the LSA Funds participating in the Reorganizations and not to any other Funds that are described therein.

  The Funds will furnish, without charge, a copy of their most recent semi-annual report succeeding such annual report on request. Information regarding how to obtain copies of these materials can be found on page 2 of this Joint Prospectus/ Proxy Statement.

  LEGAL MATTERS. Skadden, Arps, Slate, Meagher & Flom LLP, 333 West Wacker Drive, Chicago, Illinois 60606, serves as counsel to Van Kampen LIT and will render opinions concerning the issuance of shares of Van Kampen Aggressive Growth Portfolio.

  Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois, 60601, serves as special counsel to the LSA Funds and will render opinions concerning the outstanding shares of each of LSA Aggressive Growth Fund and LSA Emerging Growth Equity Fund and will render the tax opinion in connection with LSA Aggressive Growth Fund Reorganization.

  THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE REORGANIZATION.

                              BOARD CONSIDERATIONS

  Since May 2003, the Board of Trustees of the Trust convened several times telephonically and in person to consider the future of each series of the Trust, including the LSA Aggressive Growth Fund and LSA Emerging Growth Equity Fund, in light of LSAAM's indication that it was unlikely to continue to subsidize Trust expenses after April 30, 2004. During discussions held on June 9, 2003 and July 17, 2003, the Board of Trustees raised various questions and received information from LSAAM regarding the Reorganization, including various reorganization candidates. At meetings held on August 20, 2003, October 28, 2003 and December 3, 2003, the Board of Trustees of the Trust, including the Independent Trustees, were presented with information to assist them in evaluating the Reorganizations, such as: (a) the terms and conditions of the Reorganizations; (b) the compatibility of the Funds' objectives, investment limitations and policies; (c) performance history for the Funds; (d) pro forma and/or estimated expense ratios for the Van Kampen Aggressive Growth Portfolio and any changes in fees to be paid or borne by shareholders of the LSA Funds (directly or indirectly) after the Reorganizations; (e) the potential economies of scale to be gained from the Reorganizations; (f) any direct or indirect federal income tax consequences to the shareholders of the LSA Funds; (g) the fact that the Van Kampen Aggressive Growth Portfolio will assume certain liabilities of the LSA Funds; (h) the fact that LSAAM, Asset Management or their affiliates will directly or indirectly bear Reorganization expenses incurred by the LSA Funds; and (i) the fact that LSAAM is unlikely to extend the expense limitation agreements for the LSA Funds beyond April 30, 2004; and (j) the quality of management and compliance issues and regulatory developments. The Board, including all of the Independent Trustees, considered the above information, as well as other information, before approving each Reorganization Plan. In considering the Reorganizations, the Independent Trustees were advised by independent legal counsel.

  At the meeting on December 3, 2003, the Board, including all of the Independent Trustees, determined that each Reorganization is in the best interests of the LSA Fund and its shareholders and that the interests of existing LSA Fund shareholders will not be diluted as a result of the Reorganization.

  The Board, including the Independent Trustees, concluded that the Reorganization was in the best interests of shareholders for a number of reasons. The Board reviewed other available options for the LSA Funds, including continuing to operate the Funds but without expense subsidies, liquidating the Funds, seeking a new manager for the Trust, reorganizing the Funds with one or more other series of the Trust and reorganizing the Funds with other available funds. After reviewing alternatives, the Board, including the Independent Trustees, concluded that the proposed Reorganizations with the Van Kampen Aggressive Growth Portfolio was the best course available to the LSA Funds. In reaching that conclusion, the Board noted the small size of the Funds and the fact that the Funds were unlikely to grow in size, given LSAAM's sales projections and the likely discontinuation of the Funds' expense limitation agreement in April 2004. In addition, the Board concluded that the Van Kampen Aggressive Growth Portfolio was the best alternative, given the similarity of the Van Kampen Aggressive Growth Portfolio's investment objectives and policies to those of each LSA Fund and that the Van Kampen Aggressive Growth Portfolio has voluntarily agreed for one year following the Closing to waive and/or reimburse a portion of the Van Kampen Aggressive Growth Portfolio's management fees and/or other expenses in an amount up to 0.99% for expenses in excess of 1.25% of the average daily net assets attributable to Class II Shares. The Board also noted that, effectively, the LSA Funds will not bear any expenses in connection with the Reorganizations, as a result of the currently effective expense limitation agreements between LSAAM and the Funds. Based upon the Van Kampen Aggressive Growth Portfolio's voluntary expense and/or fee waiver or reimbursement and the fact that the LSA Funds will not ultimately bear any costs associated with the Reorganizations, the Board, including all of the Independent Trustees, concluded that the interests of existing shareholders of the LSA Funds would not be diluted as a result of the Reorganizations.

  THE BOARD RECOMMENDS THAT THE SHAREHOLDERS OF EACH LSA FUND APPROVE THE REORGANIZATION FOR THEIR FUND.

                                 VOTING MATTERS

  GENERAL INFORMATION. This Prospectus/Proxy Statement is being furnished in connection with the solicitation of voting instructions by the Board of Trustees of the Trust by Allstate Life and other affiliated insurance companies on behalf of the Trust. It is expected that the solicitation of voting instructions will be primarily by mail. Officers and service contractors of the LSA Funds may also solicit voting instructions by telephone, facsimile, Internet or in person. The cost of solicitation will be borne by Asset Management, but will not be borne by the LSA Funds.

  VOTING RIGHTS AND REQUIRED VOTE. As discussed above, shares of the LSA Funds are offered only to insurance company separate accounts as investment options under their variable annuity contracts or variable life insurance policies. Accordingly, as of January 12, 2004 (the "Record Date"), shares of the LSA Funds were held by insurance company separate accounts as depositors for contract owners or by the insurance company as a seed capital investment. Contract owners have the right to instruct the insurance company on how to vote the shares related to their interests through their contracts (i.e., pass-through voting). The insurance company must vote the shares of the LSA Funds held in its name as directed. If an insurance company does not receive voting instructions from all of the contract owners, it will vote all of the shares in the relevant separate account in the same proportion as the shares of the LSA Funds for which it has received instructions from contract owners (i.e., echo voting). Any shares of a LSA Fund held directly by Allstate Life or its affiliates will also be echo voted.

  Shareholders of each LSA Fund are entitled to vote on a dollar-weighted basis, which means that shareholders are entitled to one vote for each dollar of net asset value of the LSA Fund owned on the Record Date and each fractional share is entitled to a proportional fractional vote on the same basis. For each LSA Fund, a majority of the outstanding shares of the Fund entitled to vote, present in person or by proxy, constitutes a quorum. For each LSA Fund, approval of a Reorganization requires the affirmative vote of the lesser of (1) 67% of the outstanding shares of the Fund present at the Meeting if more than 50% of the shares of the Fund outstanding on the Record Date are present in person or by proxy; or (2) more than 50% of the shares of the Fund outstanding on the Record Date.

  Contract owners may instruct how to vote the shares held under their contract by filling out and signing the enclosed voting instruction form and returning it in the postage paid envelope provided. Contract owners may also communicate their voting instructions by telephone or by the Internet. To communicate voting instructions by telephone, contract owners should have their voting instruction forms ready and dial the toll-free number that appears on the voting instruction form. Enter the 14-digit control number found on the voting instruction form and follow the instructions that will be given. To communicate voting instructions using the Internet, contract owners should have their voting instruction forms available, go to the website www.proxyweb.com, enter the 14-digit control number found on the voting instruction form and follow the instructions that will be given. Contract owners who communicate voting instructions by telephone or by the Internet have the same power and authority to issue, revoke or otherwise change their voting instruction as currently exists for instructions communicated in written form. Voting instructions may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed voting instruction form or by attending the Meeting and providing voting instructions in person. With respect to telephonic or Internet voting instructions, the Funds and their agents will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying contract owner information, recording the contract owner's instructions and confirming to the contract owner after the fact.

  Shares represented by a properly executed voting instruction form will be voted in accordance with the instructions thereon, or if no specification is made, the shares will be voted "FOR" the approval of the Reorganization. It is not anticipated that any matters other than the approval of the Reorganization will be brought before the Meeting. Should other business properly be brought before the Meeting, it is intended that the entities named on the voting instruction form will vote in accordance with their best judgment. For the purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker

"non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the Reorganization.

  If sufficient votes in favor of the proposal set forth in the Notice of the Joint Special Meeting of Shareholders are not received by the time scheduled for the Meeting, the holders of a majority of shares present in person or by proxy at the Meeting and entitled to vote at the Meeting, whether or not sufficient to constitute a quorum, may adjourn the Meeting. Any business that might have been transacted at the Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present. The costs of any additional solicitation and of any adjourned session(s) will be borne by Asset Management, unless the total of such costs, together will all other proxy solicitation expenses exceed $17,000, in which case the expenses in excess of $17,000 will be paid by LSAAM or an affiliate thereof.

  RECORD DATE AND OUTSTANDING SHARES. Only shareholders of record of the LSA Funds at the close of business on the Record Date are entitled to notice of and to vote at the Meeting and any postponement or adjournment thereof. At the close of business on the Record Date, the following number of shares were outstanding and entitled to vote:

NAME OF FUND                         TOTAL NUMBER OF SHARES OUTSTANDING
------------                         ----------------------------------
LSA Aggressive Growth Fund........
LSA Emerging Growth Equity Fund...

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  VAN KAMPEN AGGRESSIVE GROWTH PORTFOLIO. As of the Record Date, the officers and trustees of Van Kampen Aggressive Growth Portfolio as a group beneficially owned less than 1% of the outstanding Class II Shares of the Van Kampen Aggressive Growth Portfolio. As of the Record Date, to the best of the knowledge of Van Kampen Aggressive Growth Portfolio, the following persons owned of record or beneficially 5% or more of the outstanding Class II Shares of the Van Kampen Aggressive Growth Portfolio:

                                               PERCENTAGE
NAME AND ADDRESS                               OWNERSHIP
----------------                               ----------



  LSA FUNDS. As of the Record Date, the officers and trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of each LSA Fund. As of the Record Date, to the best of the knowledge of the Trust, the following persons owned of record or beneficially 5% or more of the outstanding shares of the LSA Funds:

    LSA AGGRESSIVE GROWTH FUND

                                                      PERCENTAGE
NAME AND ADDRESS                                      OWNERSHIP
----------------                                      ----------


    LSA EMERGING GROWTH EQUITY FUND

                                                      PERCENTAGE
NAME AND ADDRESS                                      OWNERSHIP
----------------                                      ----------


  EXPENSES. In order to obtain the necessary voting instructions from contract owners, additional solicitations may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Trust, LSAAM, Van Kampen LIT, Asset Management or service providers at an estimated cost of approximately

$         . All costs of solicitation (including the printing and mailing of this proxy statement, meeting notice and form of proxy, as well as any necessary supplementary solicitations) will be paid by Asset Management, unless the total of such costs, together will all other proxy solicitation expenses exceed $17,000, in which case the expenses in excess of $17,000 will be paid by LSAAM or an affiliate thereof.

                                 OTHER BUSINESS

  The Board of Trustees of the Trust knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention that voting instructions that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the entities named in the enclosed voting instruction form.

                            CONTRACT OWNER INQUIRIES

  Contract owner inquiries may be addressed to the Trust in writing at 3100 Sanders Road, Suite M2A, Northbrook, Illinois 60062, or by calling 1-800-632-3492 (for variable annuity contracts or variable life insurance policies held through Allstate Life), 1-800-865-5237 (for variable annuity contracts or variable life insurance policies held through Lincoln Benefit Life Company), 1-800-654-2397 (for variable annuity contracts or variable life insurance policies formerly underwritten by Northbrook Life Insurance Company), 1-800-256-9392 (for variable annuity contracts or variable life insurance policies held through Allstate Life Insurance Company of New York), 1-800-203-0068 (for variable annuity contracts or variable life insurance policies held through Allstate Financial Group except New York) or 1-866-718-9824 (for variable annuity contracts or variable life insurance policies held through Allstate Financial Group -- New York).

  CONTRACT OWNERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO PROVIDE INSTRUCTIONS ON HOW TO VOTE THE SHARES HELD UNDER YOUR CONTRACT USING ONE OF THE METHODS DESCRIBED ON THE ENCLOSED VOTING INSTRUCTION FORM. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU PROVIDE VOTING INSTRUCTIONS FOR APPROVAL OF THE REORGANIZATION.

                                       By Order of the Board of Trustees,

                                       John R. Hunter
                                       President
                                       LSA Variable Series Trust

                         [VAN KAMPEN INVESTMENTS LOGO]

                                                                       EXHIBIT A

                         MANAGEMENT'S DISCUSSION OF THE
              VAN KAMPEN AGGRESSIVE GROWTH PORTFOLIO'S PERFORMANCE
                     (FISCAL YEAR ENDED DECEMBER 31, 2002)

ECONOMIC SNAPSHOT

THE ECONOMY
ECONOMIC DATA RELEASED IN DECEMBER 2002 SEEMED TO SUGGEST THE ECONOMY WAS EMERGING FROM ITS AUTUMN SOFT SPOT. RETAIL SALES AND INDUSTRIAL PRODUCTION RECORDED GAINS THAT SURPASSED EXPECTATIONS. BOTH NEW AND EXISTING HOME SALES CONTINUED TO REMAIN AT HISTORICALLY HIGH LEVELS. EVEN THE BELEAGUERED MANUFACTURING SECTOR ENJOYED SOME GOOD NEWS: THE INSTITUTE OF SUPPLY MANAGEMENT REPORTED THAT NEW ORDERS WERE SO ROBUST, THEY REGISTERED THE LARGEST MONTHLY INCREASE SINCE 1980. EQUALLY ENCOURAGING, INFLATION PRESSURES REMAINED STABLE THROUGHOUT THE REPORTING PERIOD--DESPITE RISING OIL PRICES.

AGAINST THIS BACKDROP, THE FEDERAL RESERVE MAINTAINED ITS ACCOMMODATIVE MONETARY POLICY WHICH, AS A RESULT, ALLOWED INTEREST RATES TO CONTINUE HOVERING AT THE LOWEST LEVELS IN DECADES.

YET, POCKETS OF WEAKNESS PERSISTED. DECEMBER'S JOB LOSSES WERE THE STRONGEST RECORDED IN RECENT MONTHS, CAUSING INVESTORS TO QUESTION THE SUSTAINABILITY OF ECONOMIC ACTIVITY MOVING FORWARD.

FURTHER CLOUDING THE ECONOMIC HORIZON, THE DOLLAR MOVED LOWER AS TRADERS AND INVESTORS QUESTIONED THE NEWLY APPOINTED TREASURY SECRETARY'S COMMITMENT TO A STRONG DOLLAR. WHILE THE DECLINING DOLLAR SEEMED LIKE ANOTHER DARK CLOUD, A POSSIBLE SILVER LINING REMAINS: DOLLAR WEAKNESS COULD TRANSLATE INTO IMPROVED EXPORTS IN 2003, FURTHER SUPPORTING ECONOMIC GROWTH.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 2000--December 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 00                                                                            1.1
Mar 01                                                                           -0.6
Jun 01                                                                           -1.6
Sep 01                                                                           -0.3
Dec 01                                                                            2.7
Mar 02                                                                            5.0
Jun 02                                                                            1.3
Sep 02                                                                            4.0
Dec 02                                                                            0.7

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 2000--December 31, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50
                                                                            1.75                               1.60
                                                                            1.75                               1.20
Jun 02                                                                      1.75                               1.10
                                                                            1.75                               1.50
                                                                            1.75                               1.80
Sep 02                                                                      1.75                               1.50
                                                                            1.75                               2.00
                                                                            1.25                               2.20
Dec 02                                                                      1.25                               2.40

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

PERFORMANCE OF A $10,000 INVESTMENT

(September 25, 2000--December 31, 2002)

 [LINE GRAPH]

                                                                                              RUSSELL MIDCAP(R) GROWTH INDEX IS
                                                                                                 AN UNMANAGED INDEX GENERALLY
                                                                                             REPRESENTATIVE OF MID-CAPITALIZATION
                                                          LIT-AGGRESSIVE GROWTH PORTFOLIO              GROWTH STOCKS.*
                                                          -------------------------------    ------------------------------------
9/25/00                                                               10000.00                            10000.00
                                                                       9760.00                             9863.88
                                                                       8510.00                             9179.43
                                                                       6630.00                             7184.55
12/00                                                                  7460.00                             7562.98
                                                                       7040.00                             7995.03
                                                                       6100.00                             6612.12
                                                                       5381.00                             5665.81
                                                                       5758.00                             6610.27
                                                                       5584.00                             6579.19
6/01                                                                   5370.00                             6582.64
                                                                       5095.00                             6138.71
                                                                       4708.00                             5693.77
                                                                       4056.00                             4752.77
                                                                       4229.00                             5252.37
                                                                       4494.00                             5817.83
12/01                                                                  4606.00                             6038.99
                                                                       4423.00                             5842.84
                                                                       4229.00                             5511.60
                                                                       4372.00                             5932.29
                                                                       4270.00                             5618.23
                                                                       4158.00                             5450.54
6/02                                                                   3801.00                             4849.03
                                                                       3424.00                             4377.98
                                                                       3383.00                             4362.74
                                                                       3210.00                             4016.09
                                                                       3292.00                             4327.20
                                                                       3312.00                             4665.85
12/02                                                                  3108.00                             4383.96

This chart compares your portfolio's performance to that of the Russell Midcap(R) Growth Index over time.

This index is an unmanaged broad-based, statistical composite and its performance does not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class II shares of the portfolio. The portfolio's performance assumes reinvestment of dividends and capital gains, and does not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, they would have been lower. The return includes combined Rule 12b-1 fees and service fees of up to 0.25 percent. There are no sales charges or additional expenses included at the portfolio level. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the portfolio's performance would have been lower. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the portfolio's performance found in the following pages.

Source:
 * Bloomberg

RETURN HIGHLIGHTS

(as of December 31, 2002)

                                                           CLASS II
----------------------------------------------------------------------------
One-year total return based on NAV(1)                       -32.52%
----------------------------------------------------------------------------
Life-of-Portfolio average annual total return based on
NAV(1)                                                      -40.29%
----------------------------------------------------------------------------
Commencement date                                          09/25/00
----------------------------------------------------------------------------

(1) Total return based on net asset value (NAV) assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and service fees of up to .25%. The Portfolio's Adviser has waived or reimbursed fees and expenses from time to time: absent such waivers/reimbursements, the Portfolio's returns would have been lower.

    Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

    See the Comparative Performance section of the current prospectus. An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and Portfolio shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

    The Portfolio is being offered through a variable insurance contract.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN LIFE INVESTMENT TRUST--AGGRESSIVE GROWTH PORTFOLIO ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S RETURN DURING THE 12 MONTHS ENDED DECEMBER 31, 2002. THE PORTFOLIO IS MANAGED BY THE ADVISER'S MULTI-CAP GROWTH TEAM. CURRENT MEMBERS(1) INCLUDE GARY LEWIS, MANAGING DIRECTOR; JANET LUBY, EXECUTIVE DIRECTOR; DAVID WALKER, EXECUTIVE DIRECTOR; DUDLEY BRICKHOUSE, EXECUTIVE DIRECTOR; MATTHEW HART, VICE PRESIDENT; AND SCOTT MILLER, ASSOCIATE. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE PORTFOLIO'S PERFORMANCE.

(1) Team members may change without notice at any time.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST 12 MONTHS?

A   The market environment was
extremely difficult. There were many crosscurrents in the market, with real and perceived negatives outweighing the positives. Corporate-governance issues, accounting irregularities and repeated evidence of fraud dominated the headlines. These factors, along with continued concern over possible terrorist attacks, the potential for war with Iraq, further weakening of the economy and the lack of positive news from most companies, led to the broad-based weakness. On a more positive note, at the macroeconomic level there were some encouraging signs of a potential upturn in economic growth and a possible near-term market bottom toward the end of the period. The net result, however, was a weak market with weak stock fundamentals coupled with a pessimistic investor base, which led to a volatile and negative market environment.

Q   HOW DID THE PORTFOLIO PERFORM
    DURING THE REPORTING PERIOD?

A   Performance was disappointing,
with the portfolio posting a total return of -32.52 percent, versus the Russell Midcap Growth(R) Index's return of -27.41 percent. Total return based on net asset value (NAV) of Class II shares assumes reinvestment of all distributions for the period. Total returns do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns had included the effects of these additional charges, the returns would have been lower. The returns above include combined Rule 12b-1 fees and service fees of up to 0.25 percent. There are no sales charges or additional expenses included at the portfolio level. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers or reimbursements, the portfolio's returns would have been lower. Investment return and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figure shown.

    The Russell Midcap(R) Growth Index is an unmanaged index generally representative of mid-capitalization growth stocks. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 5 for additional portfolio performance results.

Q   WHAT STRATEGIES DID YOU USE TO
    MANAGE THE PORTFOLIO?

A   We continued to follow our
disciplined stock-selection approach--seeking stocks with rising earnings expectations or rising valuations. This strategy is designed to find leadership trends in the market. Historically, companies with rising earnings expectations that are experiencing rising valuations have generally seen their stocks rise even further. However, in this highly rotational and uncertain environment, expectations for future earnings and growth were suspect. Negative investor sentiment, skepticism and rumors were more likely than fundamental trends to drive stock prices during the period.

    The portfolio has historically tended to outperform in a bull market, when there are leading, visible companies that continue to increase their earnings. The fourth quarter was, by contrast, driven by a reversal in which companies with the largest cuts in earnings and the poorest fundamentals did better.

Q   WHAT FACTORS HELPED PERFORMANCE
    DURING THE PERIOD?

A   We were pleased with eBay,
which benefited from increased e-commerce in the fourth quarter. eBay and other online retailers are gaining market share from traditional retail venues. The company's holiday sales were also helped by free-shipping options for buyers and a holiday advertising campaign.

    We also realized strong results from Williams-Sonoma, an upscale household-products manufacturer and retailer, and Zimmer Holdings, a manufacturer of products for orthopedic surgery.

    Keep in mind that not all securities held by the portfolio performed favorably, and there is no guarantee that these securities will continue to perform well or be held by the portfolio in the future.

Q   WHICH HOLDINGS FELL SHORT OF
    YOUR EXPECTATIONS?

A   IDEC Pharmaceuticals, a
manufacturer of pharmaceuticals for treating cancer, ran into issues with government reimbursements for its products. Nonetheless, we continue to find a number of names attractive in the health-care industry and believe the fundamentals there are strong.

    Emulex, which manufactures host-bus adapters for data-storage systems, suffered from industry overcapacity. This was also true for QLogic. Motorola suffered from a decline in sales of cellular handsets. Customers have not been replacing their old models as rapidly as had been anticipated.

    Novellus Systems, which supplies semiconductors and capital equipment, fared poorly. The semiconductor industry was generally depressed last year, and Novellus was further hurt by business cutbacks in capital spending on new equipment.

Q   WHAT IS YOUR OUTLOOK FOR THE
    COMING MONTHS?

A   We are cautiously optimistic. The
market has now had three consecutive down years and we believe much of the market's excess has been corrected. There are a number of signs that the economy is beginning to strengthen, such as the Fed's 50-basis-point rate cut in the fourth quarter. We anticipate a lag of nine to 12 months before seeing its full effect. The President's economic stimulus package with tax cuts and incentives is another positive sign. Further, companies have been cutting back on their capital expenditures for more than two years. We believe there may be a high level of pent-up demand there. All in all, we have a positive outlook for 2003.

                                                                       EXHIBIT B

                         MANAGEMENT'S DISCUSSION OF THE
                    LSA AGGRESSIVE GROWTH FUND'S PERFORMANCE
                     (FISCAL YEAR ENDED DECEMBER 31, 2002)

LSA VARIABLE SERIES TRUST AGGRESSIVE GROWTH FUND
ADVISED BY: VAN KAMPEN ASSET MANAGEMENT INC.

PERFORMANCE REVIEW

  For the 12 months ended December 31, 2002, the LSA Aggressive Growth Fund returned -31.59%. By comparison, the Russell Midcap Growth Index, the Fund's benchmark, returned -27.41% for the same period.

  The year 2002 was another difficult one for stocks as major market indices turned in negative returns for the third consecutive year. Global tensions, mistrust of corporate financial statements and continued economic uncertainty contributed to poor market sentiment. Despite a strong fourth quarter rally, stocks were unable to muster a recovery.

  Over the course of the year, the Fund benefited from its avoidance of Utility stocks and its underweighting in Telecommunication services. Both sectors suffer from too much debt and poor pricing power. Within the Telecommunications sector, strong stock selection was a positive contributor to the Fund's return.

  Stock selection in the Healthcare sector was also strong and contributed to the Fund's performance. An underweighting in Technology was somewhat beneficial; however, the extent of that sector's decline combined with the performance of individual portfolio holdings resulted in an overall negative impact on the Fund relative to its benchmark.

  While mid cap stocks performed well in 2001 on a relative basis, large cap stocks took the lead during much of 2002 and the Fund's underweighting detracted from performance. Valuations of mid cap stocks currently appear attractive to us and we believe this could bode well for future performance, as the Fund has a significant weighting in mid cap stocks.

  The Fund continues to seek companies with rising earnings expectations and rising valuations. Finding suitable opportunities was challenging as few stocks displayed both characteristics and many displayed neither.

  Given the market's high volatility level in 2002, we diligently attempted to moderate the portfolio's risk by keeping sector weightings roughly in line with the market, by maintaining a high level of diversification, and by holding a larger than normal number of companies in the portfolio. This proved to be prudent given the number of high profile poor performers in sectors such as Telecommunications and Media.

  We continued to avoid the lower quality stocks that led the market in the fourth quarter, because they typically do not have the financial strength of the companies that we like to own. We prefer companies that generate their own cash flow and don't rely solely on the markets or banks for financing.

OUTLOOK

  Economic data released in the middle of the fourth quarter was generally more favorable, helping to squelch worries about a double dip recession in the U.S., and the Federal Reserve Board's (the "Fed") November rate cut provided additional positive news. However, there is still a risk that consumer spending will slow or that corporate spending will not accelerate in the coming year. In addition, continuing global tensions have continued to weigh on the markets. While we are cautiously optimistic, we believe that economic growth, corporate profits, and stock price returns will be modest.

  As long as the market is plagued by uncertainty, we expect to maintain the portfolio's sector-neutral diversification. We anticipate increasing our focus on attractively valued smaller cap companies and are optimistic that such as strategy will likely be beneficial, given that smaller companies are more nimble, are likely to benefit more from today's cheap bank financing, and have tended to outperform in past economic recoveries.

  The views expressed herein reflect those of Van Kampen Asset Management, Inc., the Fund's Adviser, and do not necessarily represent the views of LSA Variable Series Trust or the Trust's Manager, LSA Asset Management, LLC. Such views are subject to change at any time based upon market or other conditions. Furthermore, such views may not be relied upon as investment advice or as an indication of any Fund's trading intent.

INVESTMENT PERFORMANCE

                                      LOGO

                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDED DECEMBER 31, 2002

                                                                 VALUE OF $10,000
                                               SINCE INCEPTION   INVESTMENT AS OF
                                    ONE YEAR       8/4/01            12/31/02
                                    --------   ---------------   ----------------
Aggressive Growth Fund............   (31.59)%      (27.49)%           $6,410
Russell Midcap Growth Index.......   (27.41)%      (19.64)%           $7,390

  Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares of the Fund, when redeemed, may be worth more or less than original cost. Total returns do not reflect charges incurred at the separate investment account level. The market index shown above is unmanaged and does not incur expenses. Total returns assume reinvestment of dividends.

                                                                       EXHIBIT C

                         MANAGEMENT'S DISCUSSION OF THE
                 LSA EMERGING GROWTH EQUITY FUND'S PERFORMANCE
                     (FISCAL YEAR ENDED DECEMBER 31, 2002)

LSA VARIABLE SERIES TRUST EMERGING GROWTH EQUITY FUND
ADVISED BY: RS INVESTMENT MANAGEMENT, L.P.

PERFORMANCE REVIEW

  The LSA Emerging Growth Equity Fund finished the 12-month period ending December 31, 2002, returning -41.89% compared to a -30.26% return for the benchmark Russell 2000 Growth Index. The 30% decline in the Russell benchmark is the steepest annual decline since the benchmark's inception. The Fund did rise +7.50% in the fourth quarter, against a +7.51% rise in the benchmark Russell 2000 Growth Index.

  The Fund's significant underperformance for the year can be largely traced to its emphasis on emerging growth companies. These faster growth companies fell more sharply than many less growth-oriented companies that compose the broad benchmark. As investors shortened their horizons throughout 2001-2002, the multiples of our universe shrank markedly, from north of 40x earnings in 2000 to 23x earnings in mid-year 2002. The S&P 500 P/E stood at 20x in mid-2002, near parity with emerging growth stocks.

  Marvell Technology Group has conquered the emerging gigabyte Ethernet semiconductor segment. Marvell benefited from the exit of a major competitor in storage chips for disk drives, and the company entered a new market for wireless LAN chips. In the last 12 months Marvell has expanded revenues by 74%, and increased earnings by more than 150%. Yet the stock declined from over $50.00 to a low near $16.00, before recovering somewhat in the fourth quarter. It is this kind of decoupling of fundamentals and stock price that most frustrated us for the first three quarters of the year.

  The Fund owned a number of software companies that contributed strong returns in the fourth quarter. We believe product demand for many software companies will slowly begin to improve in 2003. Besides historically cheap prices, we see many software companies with 20%-40% excess capacity. This suggests to us that many companies can increase production without any additional investment in their business, and in most cases the incremental revenue will drop right to the bottom line.

  Health Care, which had been a rewarding area for many growth investors throughout the last year, cooled down some in the fourth quarter. We made good sell decisions in stocks like Lifepoint Hospitals, especially in light of the news on large-cap hospital company Tenet Healthcare, which is under investigation for aggressive Medicare billing.

  We, therefore, are focused on more secular growth opportunities. A good example is Pharmaceutical Product Development, Inc., which provides drug development and discovery services to biotechnology and pharmaceutical companies. In short, the company provides a range of services to get drugs through the various phases of the FDA approval process, and then into the marketplace. The company enjoys strong organic growth; earnings were up 30% last year and we think they can increase another 25%-30% in 2003. Trading at 17x our earnings estimate for 2003, the stock is trading at a very attractive price.

OUTLOOK

  Few equity investors were sad to see 2002 end. The market wrung the excess out of the economy, and in our view overreacted in the face of what we think is a slowly improving economy. Nonetheless the market has the last vote, and it voted strongly against our investment style, and many of our stock selections last year. However, the market has abandoned this segment before: in 1994, when Cisco router growth slowed, all technology stocks faltered but resurrected when Netscape went public in 1995. In 1998, when the Asian crisis occurred, semiconductor and networking stocks collapsed but lifted briskly in 1999 as the Internet boom cycle ignited. We are more confident of one eventual outcome. At some point in the future, as they always have in the past, investors will dramatically extend their time horizons, pushing up small-cap growth valuations to historically consistent ranges. We look forward to better results ahead.

  The views expressed herein reflect those of RS Investment Management, L.P., the Fund's Adviser, and do not necessarily represent the views of LSA Variable Series Trust or the Trust's Manager, LSA Asset Management, LLC. Such views are subject to change at any time based upon market or other conditions. Furthermore, such views may not be relied upon as investment advice or as an indication of any Fund's trading intent.

INVESTMENT PERFORMANCE

                                      LOGO

                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDED DECEMBER 31, 2002

                                                                 VALUE OF $10,000
                                               SINCE INCEPTION   INVESTMENT AS OF
                                    ONE YEAR       10/1/99           12/31/02
                                    --------   ---------------   ----------------
Emerging Growth Equity Fund.......   (41.89)%      (15.27)%           $5,834
Russell 2000 Growth Index.........   (30.26)%      (11.91)%           $6,618

  Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares of the Fund, when redeemed, may be worth more or less than original cost. Total returns do not reflect charges incurred at the separate investment account level. The market index shown above is unmanaged and does not incur expenses. Total returns assume reinvestment of dividends.

                                                                       EXHIBIT D

                        VAN KAMPEN LIFE INVESTMENT TRUST
                          AGGRESSIVE GROWTH PORTFOLIO
                                CLASS II SHARES
                                   PROSPECTUS

Van Kampen Life Investment Trust
Aggressive Growth Portfolio
 -------------------------------------------------------------------------------

The Aggressive Growth Portfolio's investment objective is to seek capital growth. The Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in common stocks and other equity securities of small- and medium-sized growth companies.

Shares of the Portfolio have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                    This Prospectus is dated APRIL 30, 2003

                                CLASS II SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents

Risk/Return Summary.........................................   3
Fees and Expenses of the Portfolio..........................   5
Van Kampen Life Investment Trust General Information........   6
Investment Objective, Policies and Risks....................   6
Investment Advisory Services................................  11
Purchase of Shares..........................................  12
Redemption of Shares........................................  13
Dividends, Distributions and Taxes..........................  13
Financial Highlights........................................  15

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This Prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek capital growth.

                        PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in common stocks or other equity securities of companies that the Portfolio's investment adviser believes have an above-average potential for capital growth. The Portfolio's investment adviser uses a "bottom up" stock selection process seeking attractive growth opportunities on an individual company basis. The Portfolio's investment adviser seeks those companies that it believes have rising earnings expectations or rising valuations. The Portfolio's investment adviser generally sells securities when it believes earnings expectations or relative valuations have flattened or are declining. The Portfolio focuses primarily on equity securities of small- and medium-sized companies, although the Portfolio may invest in securities of larger-sized companies that the Portfolio's investment adviser believes have an above-average potential for capital growth. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to facilitate portfolio management and mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Portfolio is subject to risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Portfolio's investments will vary and at times may be lower or higher than that of other types of investments.

The Portfolio emphasizes a growth style of investing and focuses primarily on small- and medium-sized companies. The market values of such securities may be more volatile than other types of investments. The returns on such securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. During an overall stock market decline, stock prices of small- and medium-sized companies often fluctuate more and may fall more than stock prices of larger-sized, more established companies. It is possible that the stocks of small- and medium-sized companies will be more volatile and underperform the overall stock market. Historically, stocks of small- and medium-sized companies have sometimes gone through extended periods when they did not perform as well as stocks of larger-sized companies.

The Portfolio may from time to time emphasize certain sectors of the market. To the extent the Portfolio invests a significant portion of its assets in securities of companies in the same sector of the market, the Portfolio is more susceptible to economic, political, regulatory and other occurrences influencing those sectors.

RISKS OF AGGRESSIVE GROWTH STOCKS. Companies that the Portfolio's investment adviser believes have significant growth potential are often companies with new, limited or cyclical product lines, markets or financial resources and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

FOREIGN RISKS. Because the Portfolio may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Portfolio's investment objective and strategies, the Portfolio may be appropriate for investors who:

- Seek capital growth over the long-term

- Do not seek current income from their investment

- Are willing to take on the increased risks of investing in small- and medium-sized companies in exchange for potentially higher capital growth

- Can withstand substantial volatility in the value of their shares of the Portfolio

- Wish to add to their investment holdings a portfolio that invests primarily in common stocks of small- and medium-sized growth companies

An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Portfolio's Class II Shares over the two calendar years prior to the date of this Prospectus. Sales charges and other expenses at the contract level are not reflected in this chart. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that past performance of the Portfolio is not indicative of its future performance.

[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
2001                                                                            -38.26%
2002                                                                            -32.52%

The Portfolio's return for the three-month period ended March 31, 2003 for Class II Shares was 0.33%. As a result of market activity, current performance may vary from the figures shown.

During the two-year period shown in the bar chart, the highest quarterly return for Class II shares was 13.57% (for the quarter ended December 31, 2001) and the lowest quarterly return for Class II shares was -27.87% (for the quarter ended March 31, 2001).

                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with the Russell Midcap Growth Index*, a broad-based market index that the Portfolio's investment adviser believes is an appropriate benchmark for the Portfolio. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.

Average annual total returns are shown for the periods ended December 31, 2002 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance of the Portfolio is not indicative of its future performance.

    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED                    PAST           SINCE
    DECEMBER 31, 2002               1 YEAR        INCEPTION
----------------------------------------------------------------
    Van Kampen Aggressive
    Growth Portfolio --
    Class II Shares                 -32.52%        -40.29%(1)
.................................................................
    Russell Midcap Growth
    Index                           -27.41%        -30.23%(2)
.................................................................

Inception dates: (1) 9/25/00, (2) 9/30/00

* The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index includes the 800 smallest companies in the Russell 1000 Index, which in turn consists of the 1,000 largest U.S. companies based on total market capitalization.

Fees and Expenses
of the Portfolio

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

                                               CLASS II
                                                SHARES
-----------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)
-----------------------------------------------------------
Management fees(1)                                0.75%
............................................................
Distribution and/or service (12b-1) fees(2)       0.25%
............................................................
Other expenses(1)                                 6.00%
............................................................
Total annual portfolio operating expenses(1)      7.00%
............................................................

(1) The Portfolio's investment adviser is currently waiving or reimbursing all or a portion of the Portfolio's management fees or other expenses such that the actual total portfolio operating expenses were 1.26% for Class II Shares for the fiscal year ended December 31, 2002. The fee waivers or expense reimbursements can be terminated at any time.

(2) Class II Shares are subject to a combined annual distribution and service fee of up to 0.35% of the average daily net assets attributable to such class of shares, however the Portfolio's Board of Trustees currently limits this amount to 0.25%. See "Purchase of Shares."

Example:

The following example is intended to help you compare the cost of investing in the Portfolio with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class II Shares          $693      $2,038      $3,329      $6,338
......................................................................

The annual Portfolio operating expenses do not reflect expenses at the contract level.

Van Kampen Life Investment Trust General Information

 -------------------------------------------------------------------------------

Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in several separate portfolios, including this Aggressive Growth Portfolio. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.

Shares of each portfolio are sold only to separate accounts (the "Accounts") of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus. The Trust expects that the shares of a portfolio purchased by an Account constitute all of the assets of a single segregated asset account (as determined for U.S. federal income tax purposes) of the Account.

Investment Objective,
Policies and Risks

 -------------------------------------------------------------------------------

The Portfolio's investment objective is to seek capital growth. Any income received from the investment of portfolio securities is incidental to the Portfolio's investment objective. The Portfolio's investment objective may be changed by the Portfolio's Board of Trustees without shareholder approval, but no change is anticipated. If the Portfolio's investment objective changes, the Portfolio will notify shareholders and shareholders should consider whether the Portfolio remains an appropriate investment in light of their then current financial position and needs. There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Portfolio will achieve its investment objective.

Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing at least 65% of the Portfolio's total assets in common stocks or other equity securities that the Portfolio's investment adviser believes have an above-average potential for capital growth. In selecting securities for investment, the Portfolio focuses primarily on equity securities of small- and medium-sized companies, although the Portfolio may invest its assets in securities of larger-sized companies that the investment adviser believes have an above-average potential for capital growth. Under current market conditions, the Portfolio's investment adviser generally defines small- and medium-sized companies by reference to those companies within or below the capitalization range of companies represented in the Russell Midcap Index (which consists of companies in the capitalization range of approximately $238 million to $12.9 billion as of February 28, 2003). Investments in such companies may offer greater opportunities for capital growth than larger, more established companies, but also may involve special risks. The Portfolio may invest in securities that have above-average volatility of price movement. Because prices of common stocks and other equity securities fluctuate, the value of an investment in the Portfolio will vary based upon the Portfolio's investment performance.

The Portfolio's primary approach is to seek what the Portfolio's investment adviser believes to be attractive growth opportunities on an individual company basis. The Portfolio's investment adviser uses a "bottom-up" disciplined style of investing that emphasizes the analysis of individual stocks rather than economic and market cycles. The Portfolio's investment adviser relies on its research capabilities and company/analyst meetings in reviewing companies. The Portfolio's investment adviser seeks those companies that it believes have rising earnings expectations or rising valuations. In selecting securities for investment, the Portfolio generally seeks companies that appear to be positioned to produce an attractive level of future earnings through the development of new products, services or markets or as a result of changing markets or industry conditions.

The companies and industries in which the Portfolio invests will change over time depending on the assessment of the Portfolio's investment adviser of growth opportunities. Although the Portfolio will limit its investments to 25% of its total assets in any single industry, a significant portion of the Portfolio's assets may be invested in securities of companies in the same sector of the market. This may occur, for example, when the Portfolio's investment adviser believes that several companies in the same sector each offer attractive growth opportunities. To the extent that the Portfolio invests a significant portion of its assets in a limited number of market sectors, the Portfolio will be more susceptible to economic, political, regulatory and other factors influencing such sectors.

The Portfolio does not limit its investments to any single group or type of security. The Portfolio may invest in unseasoned issuers and in securities involving special circumstances, such as initial public offerings, companies with new management or management reliant upon one or a few key people, special products and techniques, limited or cyclical product lines, services, markets or resources, or unusual developments, such as acquisitions, mergers, liquidations, bankruptcies or leveraged buyouts. Investments in unseasoned companies or companies with special circumstances often involve much greater risks than are inherent in other types of investments and securities of such companies may be more likely to experience unexpected fluctuations in price. In addition, investments made in anticipation of future events may, if the events are delayed or never achieved, cause stock prices to fall.

Although the Portfolio may invest in companies of any size, the Portfolio focuses primarily on small- and medium-sized companies. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger-sized, more established companies. Thus, the Portfolio may be subject to greater risk than that assumed through investment in the securities of larger-sized, more established companies. In periods of increased market volatility, the Portfolio may invest a greater portion of its assets in the equity securities of larger-sized companies.

The Portfolio may dispose of a security whenever, in the opinion of the Portfolio's investment adviser, factors indicate it is desirable to do so. The Portfolio's investment adviser generally sells securities when it believes earnings expectations or relative valuations have flattened or are declining. Other factors may include changes in the company's operations or relative market performance, changes in the appreciation possibilities offered by individual securities, changes in the market trends or other factors affecting an individual security, changes in economic or market factors in general or with respect to a particular industry, and other circumstances bearing on the desirability of a given investment.

The Portfolio invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

While the Portfolio invests primarily in common stocks, the Portfolio may invest in other equity securities including preferred stocks, warrants and securities convertible into common stocks. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Generally, warrants are securities that may be exchanged for a prescribed amount of common stock or other equity security of the issuer within a particular period of time at a specified price or in accordance with a specified formula. Warrants do not carry with them the right to dividends and they do not represent any rights in the assets of the issuer. As a result, any such investments may be considered to be more speculative than most other types of equity investments.

The Portfolio also may invest in debt securities of various maturities considered investment grade at the time of investment. A subsequent reduction in rating does not require the Portfolio to dispose of a security. Investment grade securities are securities rated BBB or higher by Standard & Poor's ("S&P") or rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or comparably rated by any other nationally recognized statistical rating organization or, if unrated, are considered by the Portfolio's investment adviser to be of comparable quality. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grade categories and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher-rated securities. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall. The market prices of longer-term debt securities generally tend to fluctuate more in response to changes in interest rates than shorter-term securities.

                             RISKS OF INVESTING IN
                         SECURITIES OF FOREIGN ISSUERS

The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Portfolio may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Portfolio are not fully invested or attractive investment opportunities are foregone.

The Portfolio may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Since the Portfolio may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Portfolio will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Portfolio and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Portfolio's assets denominated in that currency and the Portfolio's yield on such assets. In addition, the Portfolio will incur costs in connection with conversions between various currencies.

The Portfolio may invest in foreign securities in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

                             STRATEGIC TRANSACTIONS

The Portfolio may, but is not required to, use various investment strategic transactions described below to facilitate portfolio management and to seek to mitigate risks. Although the Portfolio's investment adviser seeks to use these transactions to further the Portfolio's investment objective, no assurance can be given that these transactions will achieve this result.

The Portfolio may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options on futures contracts, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps, or options on currencies or currency futures contracts. Collectively, all of the above are referred to as "Strategic Transactions." The Portfolio generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Portfolio's investments, protect the Portfolio's unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instrument. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Portfolio's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Portfolio to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Portfolio can otherwise realize on an investment, or may cause the Portfolio to hold a security that it might otherwise sell. The use of currency transactions can result in the Portfolio incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Portfolio to deliver or receive a specified currency. In addition, amounts paid as premiums and cash or other assets held in margin accounts with respect to

Strategic Transactions are not otherwise available to the Portfolio for investment purposes.

A more complete discussion of Strategic Transactions and their risks is contained in the Portfolio's Statement of Additional Information. The Portfolio's Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Portfolio may purchase and sell securities on a "when-issued" and "delayed delivery" basis. The Portfolio accrues no income on such securities until the Portfolio actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price. The value or yield generally available on comparable securities when delivery occurs may be higher than the value or yield on the securities obtained pursuant to such transactions. Because the Portfolio relies on the buyer or seller to consummate the transaction, failure by the other party to complete the transaction may result in the Portfolio missing the opportunity of obtaining a price or yield considered to be advantageous. The Portfolio will engage in when-issued and delayed delivery transactions for the purpose of acquiring securities consistent with the Portfolio's investment objective and policies and not for the purpose of investment leverage.

The Portfolio may lend its portfolio securities in an amount up to 50% of its total assets to broker-dealers, banks or other institutional borrowers of securities. Such loans must be callable at any time and the borrower at all times during the loan must maintain cash or liquid securities as collateral or provide the Portfolio an irrevocable letter of credit equal to at least 100% of the value of the securities loaned (including accrued interest). During the time portfolio securities are on loan, the Portfolio receives any dividends or interest paid on such securities and receives the interest earned on the collateral which is invested in short-term instruments or receives an agreed-upon amount of interest income from the borrower who has delivered the collateral or letter of credit. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially.

The Portfolio may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Portfolio's Statement of Additional Information.

The Portfolio may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Portfolio's investment adviser believes the potential for capital growth has lessened, or for other reasons. The Portfolio's turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Portfolio's investment adviser considers portfolio changes appropriate.

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Portfolio may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks and in investment grade corporate debt securities. Under normal market conditions, the potential for capital growth on these securities will tend to be lower than the potential for capital growth on other securities that may be owned by the Portfolio. In taking such a defensive position, the Portfolio would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------

THE ADVISER. Van Kampen Asset Management Inc. is the Portfolio's investment adviser (the "Adviser" or "Asset Management"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios, and has more than $66 billion under management or supervision as of March 31, 2003. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.

ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust, on behalf of the Portfolio (the "Advisory Agreement"), the Portfolio pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Portfolio as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.75%
...................................................
    Next $500 million            0.70%
...................................................
    Over $1 billion              0.65%
...................................................

Applying this fee schedule, the effective advisory fee rate was 0.75% of the Portfolio's average daily net assets for the fiscal year ended December 31, 2002. After voluntary fee waivers, the effective advisory fee rate was 0.00% for the fiscal year ended December 31, 2002. The Portfolio's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Portfolio's expenses by reducing the fees payable to them or by reducing other expenses of the Portfolio in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").

PORTFOLIO MANAGEMENT. The Portfolio is managed by the Adviser's Multi-Cap Growth team. The team is made up of established investment professionals. Current members of the team include Gary M. Lewis, a Managing Director of the Adviser, Dudley Brickhouse, Janet Luby and David W. Walker, Executive Directors of the Adviser, Matthew Hart, a Vice President of the Adviser, and Scott Miller, an Associate of the Adviser. The composition of the team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

The Portfolio offers one class of shares designated as Class II Shares.

The Portfolio offers shares only to Accounts of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of holders of annuity contracts may differ from the interests of holders of life insurance contracts or that holders of one insurance company may differ from holders of other insurance companies. Nevertheless, the Portfolio's Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio Prospectus.

The Portfolio continuously offers shares to the Accounts at prices equal to the net asset value per share of the Portfolio. The Distributor, located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, acts as the distributor of the Portfolio's shares. The Portfolio and the Distributor reserve the right to refuse any order for the purchase of shares. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value."

The Portfolio has adopted a distribution plan (the "Distribution Plan") with respect to its Class II Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Portfolio also has adopted a service plan (the "Service Plan") with respect to its Class II Shares. Under the Distribution Plan and the Service Plan, the Portfolio pays distribution fees in connection with the sale and distribution of its Class II Shares and service fees in connection with the provision of ongoing services to Class II Shares' shareholders and maintenance of those shareholders' accounts. Under the Distribution Plan and Service Plan, the Portfolio may spend up to a total of 0.35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Distribution Plan and Service Plan to 0.25% per year of the Portfolio's average daily net assets with respect to Class II Shares. From such amount, under the Service Plan, the Portfolio may spend up to 0.25% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, these fees will increase the cost of your investment in the Portfolio and may cost you more over time than a class of shares with other types of sales charge arrangements. The net income attributable to Class II Shares will be reduced by the amount of the distribution and service fees and other expenses of the Portfolio associated with such class of shares.

                        DETERMINATION OF NET ASSET VALUE

The net asset value per share for the Portfolio is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Portfolio's securities such that the Portfolio's net asset value per share might be materially affected. The Portfolio's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. See the accompanying prospectus for the policies observed by the insurance company. Net asset value per share is determined by dividing the value of the Portfolio securities, cash and other assets (including accrued interest) attributable to such class of shares, less all liabilities (including accrued expenses) attributable to such class of shares, by the total number of shares of the class of shares outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing over-the-counter securities at the NASDAQ Official Closing Price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Portfolio's Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Board of Trustees of the Portfolio. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Statement of Additional Information.

Redemption of Shares

 -------------------------------------------------------------------------------

Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.

Dividends, Distributions and Taxes

 -------------------------------------------------------------------------------

All dividends and capital gain dividends of the Portfolio are automatically reinvested on behalf of the Accounts in additional shares of the Portfolio.

Dividends from stocks and interest from other investments are the main sources of income for the Portfolio. Substantially all of this income, less expenses, is distributed to the Accounts at least annually. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to the Accounts at least annually.

TAX STATUS OF THE PORTFOLIO. The Portfolio has elected and qualified, and intends to continue to qualify, to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If the Portfolio so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Portfolio will not be required to pay federal income taxes on any income it distributes to shareholders. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). In addition, if the Portfolio does not qualify as a regulated investment company, any segregated asset account holding shares of the Portfolio will not satisfy the diversification requirements for segregated asset accounts set forth in Code Section 817(h), described below. As a result, any Contract supported by such segregated asset account would no longer qualify as a life insurance or annuity contract for U.S. federal income tax purposes, and the owner of such Contract would be taxed currently on the income credited to the Contract.

TAX TREATMENT TO INSURANCE COMPANIES AS SHAREHOLDERS. The investments of the various insurance companies (through the Accounts) in the Portfolios are subject to the diversification requirements for segregated asset accounts of Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring each segregated asset account of the Accounts to invest no more than 55% of its total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, all securities of the same issuer are treated as a single investment, and the U.S. Treasury and each U.S. government agency and instrumentality is considered to be a separate issuer. Code Section 817(h) also provides, as a safe harbor, that each segregated asset account of an Account will be adequately diversified if such segregated asset account satisfies the diversification requirements for qualification as a regulated investment company under Subchapter M of the Code and no more than 55% of the segregated asset account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. A "look-through" rule provided under Code Section 817(h), if applicable, permits the assets of the Portfolio to be attributed to any segregated asset account holding shares of the Portfolio. Although the Portfolio intends to sell its shares only to Accounts and to manage its investments so that the Portfolio itself will meet the diversification requirements of Code Section 817(h), no assurance can be given that the look-through rule will apply to a particular segregated asset account or that a segregated asset account invested in shares of the Portfolio will be deemed to be adequately diversified under Code Section 817(h). In the event the investments of a segregated asset account in the Portfolio are not properly diversified under Code Section 817(h), then the Contracts funded by shares of the Portfolio will not be treated as life insurance for federal income tax purposes and the Contract Owners will be taxed currently on the income credited to their Contracts.

Distributions of the Portfolio's investment company taxable income (generally ordinary income and net short-term capital gain) are includable in the gross income of the insurance companies to which the Accounts relate. The tax treatment of such distributions depends on the insurance company's tax status. Distributions from the Portfolio will not be eligible for the corporate dividends received deduction.

Distributions of the Portfolio's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to the insurance companies as long-term capital gains, regardless of how long they have held the shares of the Portfolio. Such capital gain dividends will be so designated in written notices to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the corporate dividends received deduction.

The federal income tax rules applicable to life insurance companies taxed pursuant to Subchapter L of the Code govern the recognition of income, gain or loss attributable to Account assets held for a Contract and provide for reserve adjustments, which offset the tax effect of recognized income and loss, and for asset basis adjustments, which eliminate the potential gain or loss upon the disposition of Account assets that have increased or decreased in value. These rules generally prevent an insurance company from being taxed on the actual or deemed income from Account assets to the extent such income has been reflected in the value of the supported Contracts. Shareholders should consult their own tax advisors as to the interaction of the provisions of Subchapter L of the Code with those provisions applicable to regulated investment companies and their shareholders, as well as state and local tax consequences.

As described in the accompanying prospectus for the Contracts, the insurance companies reserve the right to assess the Account a charge for any taxes paid by the insurance companies.

Financial Highlights

 -------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class II Shares for the periods indicated. Certain information reflects financial results for a single Class II Share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions and not including the payment of sales charges and expenses at the contract level). The information for the fiscal years ended December 31, 2002 and 2001 and the fiscal period ended December 31, 2000 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Portfolio's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                                                             SEPTEMBER 25, 2000
                                                                                               (COMMENCEMENT
                                                                                               OF INVESTMENT
                                                           YEAR ENDED DECEMBER 31,             OPERATIONS) TO
AGGRESSIVE GROWTH PORTFOLIO -- CLASS II SHARES          2002               2001              DECEMBER 31, 2000
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period......         $  4.52            $  7.46                 $ 10.00
                                                       -------            -------                 -------
  Net Investment Loss.........................            (.02)              (.02)                    -0-
  Net Realized and Unrealized Loss............           (1.45)             (2.82)                  (2.54)
                                                       -------            -------                 -------
Total from Investment Operations..............           (1.47)             (2.84)                  (2.54)
Less Distributions from Net Investment
  Income......................................             -0-                .10                     -0-
                                                       -------            -------                 -------
Net Asset Value, End of the Period............         $  3.05            $  4.52                 $  7.46
                                                       =======            =======                 =======

Total Return * (a)............................         -32.52%            -38.26%                 -25.40%**
Net Assets at End of the Period (In
  millions)...................................         $   1.9            $   2.2                 $   1.1
Ratio of Expenses to Average Net Assets *
  (b).........................................           1.26%              1.27%                   1.26%
Ratio of Net Investment Loss to Average
  Net Assets *................................           (.76%)             (.59%)                  (.23%)
Portfolio Turnover............................            227%               303%                     62%**

 * If certain expenses had not been voluntarily assumed by the Adviser, total returns would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.......           6.96%              7.95%                  15.73%
Ratio of Net Investment Loss to Average Net
  Assets......................................          (6.46%)            (7.27%)                (14.70%)

** Non-Annualized

(a) These returns include combined Rule 12b-1 fees and service fees of up to .25%.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended December 31, 2001.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
  - Call your broker or Client Relations 800-847-2424

DEALERS
  - VAN KAMPEN INVESTMENTS 800-421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
  - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN LIFE INVESTMENT TRUST --
AGGRESSIVE GROWTH PORTFOLIO
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser
VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947
Jersey City, NJ 07303-0947
Attn: Van Kampen Life Investment Trust --
Aggressive Growth Portfolio

Custodian
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street, PO Box 1713
Boston, MA 02110-1713
Attn: Van Kampen Life Investment Trust --
Aggressive Growth Portfolio

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, IL 60606

A Statement of Additional Information, which contains more details about the Trust and the Aggressive Growth Portfolio, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Portfolio in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Portfolio's reports or the Statement of Additional Information by calling (800) 847-2424.
Telecommunications Device for the Deaf users may call (800) 421-2833.

Information about the Trust and the Aggressive Growth Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

                                 APRIL 30, 2003

                                CLASS II SHARES

                                   PROSPECTUS

Van Kampen Life
Investment Trust
Aggressive
Growth Portfolio

                                                   [VAN KAMPEN INVESTMENTS LOGO]
                                                              LIT PRO AG II 4/03
The Portfolio's Investment Company
Act File No. is 811-4424.

     THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS JOINT PROSPECTUS/PROXY STATEMENT IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                SUBJECT TO COMPLETION -- DATED DECEMBER 23, 2003

                        VAN KAMPEN LIFE INVESTMENT TRUST

                                1 PARKVIEW PLAZA

                     OAKBROOK TERRACE, ILLINOIS 60181-5555

                                 (800) 421-5666

                      STATEMENT OF ADDITIONAL INFORMATION

                        VAN KAMPEN LIFE INVESTMENT TRUST

                          AGGRESSIVE GROWTH PORTFOLIO

            RELATING TO THE ACQUISITION OF ASSETS AND LIABILITIES OF

                           LSA AGGRESSIVE GROWTH FUND

                                      AND

                        LSA EMERGING GROWTH EQUITY FUND

                             DATED           , 2004

                             ---------------------

     This Statement of Additional Information provides information about the Van Kampen Aggressive Growth Portfolio, a series of the Van Kampen Life Investment Trust ("Van Kampen LIT"), an open-end management investment company, in addition to information contained in the Prospectus/Proxy Statement of Van Kampen
Aggressive Growth Portfolio, dated           , 2004, which also serves as the
proxy statement of the LSA Aggressive Growth Fund and the LSA Emerging Growth Equity Fund, series of the LSA Variable Series Trust, an open-end management investment company, in connection with the issuance of Class II Shares of Van Kampen Aggressive Growth Portfolio to the accounts of shareholders of each of LSA Aggressive Growth Fund and LSA Emerging Growth Equity Fund. This Statement of Additional Information is not a prospectus. It should be read in conjunction
with the Prospectus/Proxy Statement dated           , 2004 into which it has
been incorporated by reference. Van Kampen Aggressive Growth Portfolio will provide upon written or oral request and without charge a copy of any and all documents that have been incorporated by reference in the registration statement, of which this Statement of Additional Information is a part, by writing to Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555, or by calling toll-free (800) 847-2424 (or (800) 421-2833 for the hearing impaired).

                             ---------------------

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Proposed Reorganization.....................................  B-1
Additional Information About Van Kampen Aggressive Growth
  Portfolio.................................................  B-2
Financial Statements........................................  B-2
Pro Forma Financial Statements..............................  B-2

                            PROPOSED REORGANIZATION

     The shareholders of LSA Aggressive Growth Fund and LSA Emerging Growth Equity Fund are being asked to approve an acquisition of all of the assets of each of LSA Aggressive Growth Fund and LSA Emerging Growth Equity Fund solely in exchange for Class II Shares of Van Kampen Aggressive Growth Portfolio's assumption of certain of the liabilities of each of LSA Aggressive Growth Fund and LSA Emerging Growth Equity Fund (the "Reorganization") pursuant to separate Agreement and Plans of Reorganization by and between (i) Van Kampen Aggressive Growth Portfolio and LSA Aggressive Growth Fund and (ii) Van Kampen Aggressive Growth Portfolio and LSA Emerging Growth Equity Fund (each, a "Reorganization Agreement"). Forms of each Reorganization Agreement are attached hereto as Appendix A and B.

                        ADDITIONAL INFORMATION ABOUT THE
                     VAN KAMPEN AGGRESSIVE GROWTH PORTFOLIO

     Incorporated herein by reference in its entirety is the Statement of Additional Information of the Van Kampen Life Investment Trust, dated April 30, 2003, as supplemented, insofar as it relates to Van Kampen Aggressive Growth Portfolio, attached as Appendix C to this Statement of Additional Information.

                              FINANCIAL STATEMENTS

     The audited financial statements of Van Kampen Aggressive Growth Portfolio for the fiscal year ended December 31, 2002 and the six-months ended June 30, 2003 are included herewith as Appendix D. The audited financial statements of LSA Variable Series Trust, including LSA Aggressive Growth Fund and LSA Emerging Growth Equity Fund, for the fiscal year ended December 31, 2002 and the six-months ended June 30, 2003 are included herewith as Appendix E.

                         PRO FORMA FINANCIAL STATEMENTS

     Set forth in Appendix F hereto are unaudited pro forma financial statements of Van Kampen Aggressive Growth Portfolio giving effect to the Reorganization of LSA Aggressive Growth Fund into Van Kampen Aggressive Growth Portfolio which include: (i) Pro Forma Condensed Statement of Assets and Liabilities at June 30, 2003, (ii) Pro Forma Condensed Statement of Operations for the twelve-months ended June 30, 2003, and (iii) Pro Forma Portfolio of Investments at June 30, 2003.

     Set forth in Appendix G hereto are unaudited pro forma financial statements of Van Kampen Aggressive Growth Portfolio giving effect to the Reorganization of LSA Emerging Growth Equity Fund into Van Kampen Aggressive Growth Portfolio which include: (i) Pro Forma Condensed Statement of Assets and Liabilities at June 30, 2003, (ii) Pro Forma Condensed Statement of Operations for the twelve-months ended June 30, 2003, and (iii) Pro Forma Portfolio of Investments at June 30, 2003.

     Set forth in Appendix G hereto are unaudited pro forma financial statements of Van Kampen Aggressive Growth Portfolio giving effect to the Reorganization of both of LSA Aggressive Growth Fund and LSA Emerging Growth Equity Fund into Van Kampen Aggressive Growth Portfolio which include: (i) Pro Forma Condensed Statement of Assets and Liabilities at June 30, 2003, (ii) Pro Forma Condensed Statement of Operations for the twelve-months ended June 30, 2003, and (iii) Pro Forma Portfolio of Investments at June 30, 2003.

                                                                      APPENDIX A

                    AGREEMENT AND PLAN OF REORGANIZATION FOR
                        LSA AGGRESSIVE GROWTH FUND INTO
                     VAN KAMPEN AGGRESSIVE GROWTH PORTFOLIO

                                                                       EXHIBIT A

                                    FORM OF

                   AGREEMENT DRAFT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of
this           day of December, 2003, by and among Van Kampen Life Investment
Trust, a registered investment company, SEC File No. 811-4424, and a Delaware statutory trust (the "Acquiring Trust"), with respect to Aggressive Growth Portfolio, a separate series of the Acquiring Trust (the "Acquiring Fund"); LSA Variable Series Trust, a registered investment company, SEC File No. 811-09379, and a Delaware statutory trust (the "Selling Trust"), with respect to LSA Aggressive Growth Fund, a separate series of the Selling Trust (the "Selling Fund"); and LSA Asset Management LLC ("LSAAM"), the investment adviser to the Selling Fund (for purposes of paragraphs 5.9 and 9.1 of the Agreement only). The principal place of business of the Acquiring Trust is 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181. The principal place of business of the Selling Trust and LSAAM is 3100 Sanders Road, Suite J5B, Northbrook, Illinois 60062.

     This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of the Selling Fund in exchange for Class II shares of beneficial interest, $0.01 par value per share, of the Acquiring Fund ("Acquiring Fund Shares"); (ii) the assumption by the Acquiring Trust, on behalf of the Acquiring Fund, of the Stated Liabilities of the Selling Fund as defined in paragraph 1.3; and (iii) the distribution, after the Closing Date as defined in paragraph 3.1, of the Acquiring Fund Shares to the shareholders of the Selling Fund and the termination, dissolution and complete liquidation of the Selling Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the "Reorganization").

     WHEREAS, the Acquiring Fund is a separate series of the Acquiring Trust, and the Selling Fund is a separate series of the Selling Trust; and the Acquiring Trust and the Selling Trust are open-end, registered management investment companies within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Acquiring Fund is authorized to issue its shares of beneficial interest;

     WHEREAS, the Board of Trustees of the Acquiring Trust has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

     WHEREAS, the Board of Trustees of the Selling Trust has determined that the Reorganization is in the best interests of the Selling Fund and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the Reorganization;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                   ARTICLE I

        TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR ACQUIRING
         FUND SHARES AND THE ASSUMPTION OF SELLING FUND LIABILITIES AND
                        LIQUIDATION OF THE SELLING FUND

     1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Selling Fund agrees to convey, transfer and deliver all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund free and clear of all liens, encumbrances and claims whatsoever. In exchange, the Acquiring Fund agrees: (i) to deliver to the Selling Fund the number of full and fractional Acquiring Fund Shares, determined by dividing the aggregate value of the Selling Fund's assets net of any liabilities of the Selling Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the Stated Liabilities of the Selling Fund described in paragraph 1.3. Such transactions shall take place at the closing (the "Closing") provided for in paragraph 3.1.

     1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Selling Fund, including, without limitation, all cash, securities, commodities, interests in futures, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest and other receivables), goodwill and other intangible property, and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 8.5 and the Selling Fund's rights under this Agreement (the "Assets").

     The Selling Fund has provided the Acquiring Fund with true and complete copies of its most recent audited financial statements, including its statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets, which fairly represent the financial condition and the results of operations of the Selling Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved. The Selling Fund hereby represents that, as of the date of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Selling Fund shares and the payment of normal operating expenses, dividends and capital gains distributions.

     The Selling Fund will, within      days of the Closing Date, furnish the
Acquiring Fund with a list of the Selling Fund's portfolio securities and other
investments. The Acquiring Fund will, within      days of the Closing Date,
furnish the Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to above that do not conform to the Acquiring Fund's investment objective, policies and restrictions. If requested by the Acquiring Fund, the Selling Fund will dispose of securities on the Acquiring Fund's list before the Closing Date. In addition, if it is determined that the portfolios of the Selling Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund's trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Selling Fund.

     1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. The Acquiring Fund shall assume only those accrued and unpaid liabilities of the Selling Fund set forth in the Selling Fund's statement of assets and liabilities as of the Closing Date as delivered by the Selling Fund to the Acquiring Fund pursuant to paragraph 7.2 (the "Stated Liabilities"). The Acquiring Fund shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of the Selling Fund.

     1.4 STATE FILINGS. Prior to the Closing Date, the Selling Trust shall make any filings with the State of Delaware that may be required under the laws of the State of Delaware, effective as of the Closing Date.

     1.5 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable, but in no event later than 12 months after the Closing Date (the "Liquidation Date"): (a) the Selling Fund will distribute in complete liquidation of the Selling Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the "Selling Fund Shareholders"), all of the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.9 below. Such distribution will be accomplished by the transfer on the books of the Acquiring Fund of Acquiring Fund Shares credited to the account of the Selling Fund to open accounts on the share records of the Acquiring Fund in the name of the Selling Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due Selling Fund Shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund and will be null and void. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

     1.6 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of Van Kampen Investor Services, Inc., the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued simultaneously to the Selling Fund, in an amount equal in value to the aggregate net asset value of the Selling Fund's shares, to be distributed to the Selling Fund Shareholders.

     1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Selling Fund, or the Selling Trust on behalf of the Selling Fund.

     1.9 TERMINATION AND DISSOLUTION. The Selling Fund shall be terminated and dissolved promptly following the Closing Date in accordance with the laws of the State of Delaware and the federal securities laws and the making of all distributions pursuant to paragraph 1.5.

     1.10 BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the Selling Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the Selling Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date.

                                   ARTICLE II

                                   VALUATION

     2.1 VALUATION OF ASSETS. The value of the Assets to be acquired by the Acquiring Fund hereunder shall be the value of such Assets as of the close of regular trading on the New York Stock Exchange ("NYSE") or another primary exchange on which the portfolio securities of the Selling Fund are purchased or sold on the Closing Date, after the declaration and payment of any dividends on that date, using the valuation procedures set forth in the declaration of trust of the Acquiring Trust and the Acquiring Fund's then-current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

     2.2 VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed on the Closing Date, using the valuation procedures set forth in the declaration of trust of the Acquiring Trust and the Acquiring Fund's then-current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

     2.3 SHARES TO BE ISSUED. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined by dividing the aggregate value of the Assets determined in accordance with paragraph 2.1 by the net asset value of one Acquiring Fund Share determined in accordance with paragraph 2.2.

     2.4 DETERMINATION OF VALUE. All computations of value shall be made by or under the direction of the Selling Fund's or Acquiring Fund's respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act, and shall be subject to review by each Fund's investment adviser.

                                  ARTICLE III

                            CLOSING AND CLOSING DATE

     3.1 CLOSING DATE. The Closing shall occur on April 30, 2004, or such other date as the parties may agree to in writing (the "Closing Date"). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the close of regular trading on the NYSE on the Closing Date. The Closing shall be held at the offices of Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, or at such other time and/or place as the parties may agree.

     3.2 CUSTODIAN'S CERTIFICATE. The Selling Fund shall instruct its Custodian, Investors Bank & Trust Company (the "Custodian"), to deliver at the Closing a certificate of an authorized officer stating that: (a) the Assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund. The Selling Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to the custodian for the Acquiring Fund, State Street Bank and Trust Company, for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by the Selling Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Selling Fund's securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by the Selling Fund shall be transferred and delivered by the Selling Fund as of the Closing Date for the account of the Acquiring Fund.

     3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, on the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Selling Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Closing shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

     3.4 TRANSFER AGENT'S CERTIFICATE. The Selling Fund shall instruct its transfer agent, Investors Bank & Trust Company, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Selling Fund Shareholders as of the Closing Date, and the number and percentage ownership (to three decimal places) of outstanding shares owned by each Selling Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or instruct Van Kampen Investor Services Inc., its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Selling Trust, or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund.

     3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

     3.6 FAILURE TO DELIVER SECURITIES. If the Selling Fund is unable to make delivery pursuant to paragraph 3.2 hereof to State Street Bank and Trust Company, custodian for the Acquiring Fund, of any of the securities of the Selling Fund for the reason that any of such securities purchased by the Acquiring Fund have not yet been delivered to it by the Selling Fund's broker or brokers, then, in lieu of such delivery, the Selling Fund shall deliver to State Street Bank and Trust Company, with respect to said securities, executed copies of an agreement of assignment and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or State Street Bank and Trust Company, including brokers' confirmation slips.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Trust, on behalf of the Selling Fund, represents and warrants to the Acquiring Trust, on behalf of the Acquiring Fund, as follows:

        (a) The Selling Trust is a statutory trust that is duly organized, validly existing and in good standing under laws of the State of Delaware. The Selling Fund is a legally designated, separate series of the Selling Trust. The Selling Trust is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Selling Fund. The Selling Trust, on behalf of the Selling Fund, has all material federal, state and local authorizations necessary to own all of the properties and the Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Selling Fund.

        (b) The Selling Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Selling Fund is in compliance in all material respects with the 1940 Act, and the rules and regulations thereunder with respect to its activities.

        (c) The Registration Statement on Form N-14 and the Prospectus/Proxy Statement contained therein (the "Registration Statement"), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented, conforms and will conform, as it relates to the Selling Fund, in all material respects to the applicable requirements of the applicable federal and state securities laws and the rules and regulations thereunder and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this Section 4.2 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquiring Fund furnished to the Selling Fund by the Acquiring Fund.

        (d) The Selling Fund is not in violation of, and the execution, delivery and performance of this Agreement (subject to shareholder approval) by the Selling Trust on behalf of the Selling Fund will not result in the violation of, Delaware law or any provision of the Selling Trust's agreement and declaration of trust or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Selling Trust or the Selling Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Selling Trust on behalf of the Selling Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Selling Trust or the Selling Fund is a party or by which it is bound.

        (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged or reflected in the statement of assets and liabilities as provided in paragraph 1.3 hereof.

        (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or Assets which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

        (g) The audited financial statements of the Selling Fund as of December 31, 2002 and for the fiscal year then ended have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by independent auditors, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition and the results of operations of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date that are not disclosed in such statements.

        (h) Since the date of the financial statements referred to in paragraph 4.1(g) above, there have been no material adverse changes in the Selling Fund's financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Selling Fund (other than changes occurring in the ordinary course of business), or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For the purposes of this paragraph 4.1(h), a decline in the net asset value of the Selling Fund due to declines in the Selling Fund's portfolio, the discharge of Selling Fund liabilities or the redemption of Selling Fund shares by Selling Fund Shareholders shall not constitute a material adverse change.

        (i) From the date of this Agreement through the Closing Date, there shall not have been (i) any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Selling Fund other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition;
(ii) issued any option to purchase or other right to acquire shares of the Selling Fund granted by the Selling Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the prospectus for the Selling Fund; (iii) any entering into, amendment or termination of any contract or agreement by the Selling Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by the Selling fund for borrowed money or any commitment to borrow money by the Selling Fund; (v) any amendment of the Selling Fund's organizational documents; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Selling Fund other than a lien for taxes not yet due and payable.

        (j)  The Selling Fund shall furnish to the Acquiring Fund within five
(5) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in the net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and the portfolio of investments and the results of the Selling Fund's operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principals applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the period then ended; and such financial statements shall be certified by the Treasurer of the Selling Trust as complying with the requirements hereof.

        (k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to be filed have or shall have been timely filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes shown payable pursuant to such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge after reasonable investigation, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

        (l) All issued and outstanding shares of beneficial interest of the Selling Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable by the Selling Fund and are not subject to preemptive or dissenter's rights. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Selling Fund's transfer agent as provided in paragraph 3.4. The Selling Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Selling Fund shares and has no outstanding securities convertible into any of the Selling Fund shares.

        (m) At the Closing Date, the Selling Trust, on behalf of the Selling Fund, will have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Acquiring Fund has received notice, and, upon delivery of the Assets and the filing of any documents that may be required under Delaware state law, the Acquiring Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act"), and other than as disclosed to and accepted by the Acquiring Fund.

        (n) The Selling Trust, on behalf of the Selling Fund, has the necessary power to enter into this Agreement and to contemplate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the trustees of the Selling Trust. Subject to approval by the Selling Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Selling Trust, enforceable in accordance with its terms and no other corporate action or proceedings by the Selling Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

        (o) The information to be furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

        (p) From the effective date of the Registration Statement (as defined in paragraph 4.1(c)) through the time of the meeting of the Selling Fund Shareholders and on the Closing Date, any written information furnished by the Selling Trust with respect to the Selling Fund for use in the Proxy Materials (as defined in paragraph 5.8) or any other materials provided in connection with the Reorganization does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

        (q) The Selling Fund has elected to qualify and has qualified as a "regulated investment company" under the Code (a "RIC") as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation; and has satisfied the distribution requirements improved by the Code for each of its taxable years.

        (r) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Selling Trust, on behalf of the Selling Fund, of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act or state securities law. No consent of or notice of any third party or entity is required for the consummation by the Selling Trust, on behalf of the Selling Fund, of the transactions contemplated by this Agreement, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Selling Fund as described in paragraph 5.2.

     4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Selling Trust on behalf of the Selling Fund, as follows:

        (a) The Acquiring Trust is a statutory trust that is duly organized, validly existing and in good standing under the laws of the State of Delaware. The Acquiring Fund is a legally designated, separate series of the Acquiring Trust. The Acquiring Trust is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Trust, on behalf of the Acquiring Fund, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

        (b) The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and the Acquiring Trust's registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring Fund is in compliance in all material respects with the 1940 Act, and the rules and regulations thereunder with respect to its activities.

        (c) The Registration Statement as of its effective date and at all times subsequent thereto up and including the Closing Date, as amended or as supplemented, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the applicable requirements of the applicable federal and state securities laws and the rules and regulations thereunder and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph
4.2 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Selling Fund furnished to the Acquiring Fund by the Selling Fund.

        (d) The Acquiring Fund is not in violation of, and the execution, delivery and performance of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund will not result in, a violation of, Delaware law or any provision of the Acquiring Trust's declaration of trust or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound.

        (e) Except as otherwise disclosed in writing to and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

        (f) The audited financial statements of the Acquiring Fund as of December 31, 2002 and for the fiscal year then ended have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by independent auditors, and such statements (true and complete copies of which have been furnished to the Selling Fund) fairly reflect the financial condition and the results of operations of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

        (g) Since the date of the financial statements referred to in paragraph 4.2(f) above, there have been no material adverse changes in the Acquiring Fund's financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Acquiring Fund (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Selling Fund. For the purposes of this paragraph 4.2(g), a decline in the net asset value of the Acquiring Fund due to declines in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities or the redemption of Acquiring Fund Shares by Acquiring Fund shareholders shall not constitute a material adverse change.

        (h)  The Acquiring Fund shall furnish to the Selling Fund within five
(5) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in the net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and the portfolio of investments and the results of the Acquiring Fund's operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principals applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the period then ended; and such financial statements shall be certified by the Treasurer of the Acquiring Fund as complying with the requirements hereof.

        (i) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to be filed have or shall have been timely filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes shown payable pursuant to such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge after reasonable investigation, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

        (j) All issued and outstanding Acquiring Fund Shares have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquiring Fund and are not subject to preemptive or dissenter's rights. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

        (k) The Acquiring Trust, on behalf of the Acquiring Fund, has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the trustees of the Acquiring Trust, and this Agreement constitutes a valid and binding obligation of the Acquiring Trust, enforceable in accordance with its terms and no other corporate action or proceedings by the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

        (l) Acquiring Fund Shares to be issued and delivered to the Selling Fund for the account of the Selling Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and validly issued and will be fully paid and nonassessable.

        (m) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

        (n) From the effective date of the Registration Statement (as defined in paragraph 4.1(c) through the time of the meeting of the Selling Fund Shareholders and on the Closing Date, any written information furnished by the Acquiring Trust with respect to the Acquiring Fund for use in the Proxy Materials (as defined in paragraph 5.8), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

        (o) The Acquiring Fund has elected to qualify and has qualified as a RIC under the Code as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and shall continue to qualify as a RIC under the Code; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

        (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities law. No consent of or notice to any third party or entity is required for the consummation by the Selling Trust, on behalf of the Selling Fund, of the transactions contemplated by this Agreement.

        (q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

                                   ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

     5.1 OPERATION IN ORDINARY COURSE. Subject to paragraph 8.5, each of the Acquiring Fund and Selling Fund will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

     5.2 APPROVAL OF SHAREHOLDERS. The Selling Trust will call a special meeting of Selling Fund Shareholders to consider and act upon this Agreement (or transactions contemplated hereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than April 30, 2004 (or such other date as the parties may agree to in writing).

     5.3 INVESTMENT REPRESENTATION. The Selling Trust and the Selling Fund covenant that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

     5.4 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Selling Fund shall make available to the Acquiring Trust's officers and agents the Selling Fund's books and records necessary to maintain current knowledge of the Selling Fund and to ensure that the representations and warranties made by the Selling Fund are accurate.

     5.5 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund's shares.

     5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, each of the Selling Trust and the Selling Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

     5.7 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within thirty (30) days after the Closing Date, the Selling Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Treasurer of the Selling Trust.

     5.8 PREPARATION OF REGISTRATION STATEMENT AND PROXY STATEMENT. The Acquiring Trust will prepare and file with the Commission the Registration Statement relating to the Acquiring Fund Shares to be issued to shareholders of the Selling Fund. The Registration Statement shall include a prospectus/proxy statement relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement of the Selling Fund contained in the Registration Statement (the "Proxy Materials"), for inclusion therein, in connection with the meeting of the Selling Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

     5.9 LIABILITY INSURANCE. For the period beginning at the Closing Date and ending not less than [ONE/THREE/FIVE] years thereafter, LSAAM, its successors or assigns shall provide, or cause to be provided, reasonable liability insurance covering the actions of the former independent trustees of the Selling Trust for the period they served as such.

     5.10 ACQUIRING FUND OPERATING EXPENSES. The Acquiring Trust shall take all action necessary so that, for one year following the Closing, the Acquiring Fund's total operating expenses after waivers and reimbursements in an amount up to 0.99% do not exceed 1.25% of the average daily net assets attributable to the Acquiring Fund Shares.

     5.11 BEST EFFORTS. Each of the Acquiring Trust, the Acquiring Fund, the Selling Trust and the Selling Fund shall use its reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

                                   ARTICLE VI

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

     The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

     6.1 All representations, covenants and warranties of the Acquiring Trust, on behalf of itself and the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Selling Fund a certificate executed in the Acquiring Fund's name by the Acquiring Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

     6.2 The Selling Fund shall have received on the Closing Date an opinion from Skadden, Arps, Slate, Meagher & Flom (Illinois) and its affiliates, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

        (a) The Acquiring Trust is a statutory trust validly existing under the laws of the State of Delaware.

        (b) The Acquiring Trust is registered as an open-end management investment company under the 1940 Act.

        (c) This Agreement has been duly authorized, executed and delivered by the Acquiring Trust on behalf of the Acquiring Fund and, assuming the Agreement is a valid and binding obligation of the Selling Trust on behalf of the Selling Fund, is a valid and binding obligation of the Acquiring Trust on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

        (d) Acquiring Fund Shares have been duly authorized and upon issuance thereof in accordance with this Agreement, will be validly issued and fully paid and nonassessable.

        (e) The Registration Statement has been declared effective by the Commission, and to such counsel's knowledge no stop order under the 1933 Act pertaining thereto has been issued, and all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of the State of Delaware for the exchange of the Selling Fund's assets for Acquiring Fund Shares pursuant to this Agreement have been obtained or made.

        (f) The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated herein will not, result in a violation of (i) any provision of any applicable statue, (ii) any published regulation or any judgment or order disclosed to such counsel by the Acquiring Trust as being applicable to the Acquiring Fund, or (iii) the Acquiring Trust's declaration of trust or bylaws.

        (g) To such counsel's knowledge, and without any independent investigation, the Acquiring Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund.

     6.3 The Selling Fund shall have received certified copies of the resolutions adopted by the Board of Trustees of the Acquiring Fund approving this Agreement and the transactions contemplated herein.

                                  ARTICLE VII

           CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by the Selling Fund pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

     7.1 All representations, covenants and warranties of the Selling Trust, on behalf of itself and the Selling Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Selling Fund's name by the Selling Trust's President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

     7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Selling Trust.

     7.3 The Acquiring Fund shall have received on the Closing Date an opinion of Vedder, Price, Kaufman & Kammholz, P.C., dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

        (a) The Selling Trust is a statutory trust validly existing under the laws of the State of Delaware.

        (b) The Selling Trust is registered as an open-end management investment company under the 1940 Act.

        (c) This Agreement has been duly authorized, executed and delivered by the Selling Trust on behalf of the Selling Fund and, assuming the Agreement is a valid and binding obligation of the Acquiring Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the Selling Trust on behalf of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

        (d) All regulatory consents, authorizations, approvals or filings required to be obtained or made by the Selling Fund under the federal laws of the United States or the laws of Delaware for the exchange of the Selling Fund's assets for Acquiring Fund Shares pursuant to this Agreement have been obtained or made.

        (e) The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, result in a violation of (i) any provision of any applicable statute, (ii) any published regulation or any judgment or order disclosed to such counsel by the Selling Trust as being applicable to the Selling Fund, or (iii) the Selling Trust's agreement and declaration of trust or bylaws, as applicable (assuming shareholder approval has been obtained).

        (f) To such counsel's knowledge, and without any independent investigation, the Selling Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Selling Fund.

     7.4 The Acquiring Fund shall have received certified copies of the resolutions adopted by the Board of Trustees of the Selling Trust approving this Agreement and the transactions contemplated herein.

                                  ARTICLE VIII

           FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE
                        ACQUIRING FUND AND SELLING FUND

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein, with respect to the Selling Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Selling Trust's agreement and declaration of trust and bylaws, applicable Delaware law and the 1940 Act. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

     8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.3 All required consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary "no-action" positions and exemptive orders from such federal authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may waive any such conditions for itself.

     8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The Selling Fund shall have declared and paid a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Selling Fund's investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under
Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

     8.6 As of the Closing Date, there shall be (a) no pending or threatened litigation brought by any person against the Selling Trust, the Selling Fund, the Acquiring Trust or the Acquiring Fund or any of the investment advisers, trustees or officers of the foregoing, arising out of this Agreement, and (b) no facts known to the Selling Trust, the Selling Fund, the Acquiring Trust or the Acquiring Fund, which any of such persons reasonably believes might result in such litigation.

     8.7 The Acquiring Trust and the Selling Trust shall have received an opinion of Vedder, Price, Kaufman & Kammholz, P.C. addressed to each of the Acquiring Fund and the Selling Fund substantially to the effect that, based on certain facts, assumptions and representations of the parties, for federal income tax purposes:

        (a) the transfer of all of the Selling Fund's assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Selling Fund followed by the distribution of Acquiring Fund Shares to the Selling Fund Shareholders in complete dissolution and liquidation of the Selling Fund will constitute a "reorganization" within the meaning of
Section 368(a)(1) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

        (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of all of the assets of the Selling Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Selling Fund;

        (c) no gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Selling Fund Shareholders in exchange for such shareholders' shares of the Selling Fund;

        (d) no gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares solely for Acquiring Fund Shares in the Reorganization;

        (e) the aggregate tax basis of Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares exchanged therefor by such shareholder. The holding period of Acquiring Fund Shares to be received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder, provided such Selling Fund shares are held as capital assets at the time of the Reorganization; and

        (f) the tax basis of the Selling Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately before the Reorganization. The holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

     Such opinion shall be based on customary assumptions and such representations as Vedder, Price, Kaufman & Kammholz, P.C. may reasonably request, and each Selling Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the condition set forth in this paragraph 8.7.

                                   ARTICLE IX

                                    EXPENSES

     9.1 The Selling Fund will pay its legal and other fees associated with its participation in the Reorganization to the extent it is reimbursed by LSAAM or an affiliate of LSAAM for such expenses. Otherwise, the Funds will pay no expenses associated with their participation in the Reorganization. Except as described below, LSAAM or an affiliate of LSAAM will pay the Selling Fund's Reorganization expenses and the cost (if any) of continuation of directors' and officers'/errors and omissions insurance for the independent trustees of the Selling Trust, and Van Kampen Asset Management Inc. or an affiliate thereof will pay the Acquiring Fund's Reorganization expenses. LSAAM has separately entered into an agreement with the Acquiring Fund's investment adviser to set forth how the Funds' Reorganization expenses will be allocated. Pursuant to such agreement, LSAAM or an affiliate will pay expenses associated with the preparation and filing of the Proxy Materials, except that Van Kampen Asset Management Inc. or an affiliate thereof will pay the legal fees incurred by the Acquiring Fund associated with the preparation and filing of the Proxy Materials. The Acquiring Fund's investment adviser or an affiliate thereof will pay (a) all costs associated with the proxy solicitation, including but not limited to postage, printing, mailing and tabulation costs in an amount not to exceed $8,500; and (b) brokerage costs payable by the Selling Fund in connection with the realignment of its portfolio pursuant to paragraph 1.2 hereof and brokerage costs associated with any necessary realignment of the Acquiring Fund's portfolio following the Reorganization. To the extent such proxy solicitation costs exceed $8,500, LSAAM or an affiliate thereof will pay the difference.

     9.2 The Acquiring Trust, on behalf of the Acquiring Fund, and the Selling Trust, on behalf of the Selling Fund, represent and warrant that they have no obligations to pay any brokers' or finders' fees in connection with the transactions provided for herein and each party shall hold the other harmless from and against all claims, liabilities or obligations with respect to any such fees, commissions or expenses asserted by any person to be due or payable in connection with any of the transactions contemplated by this Agreement.

                                   ARTICLE X

                                INDEMNIFICATION

     10.1 The Acquiring Trust agrees to indemnify and hold harmless the Selling Trust, its trustees and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which any such indemnified party may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Trust or the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

     10.2 The Selling Trust agrees to indemnify and hold harmless the Acquiring Trust, its trustees and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which any such indemnified party may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Selling Trust or the Selling Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

                                   ARTICLE XI

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     11.1 The Acquiring Trust, on behalf of the Acquiring Fund, and the Selling Trust, on behalf of the Selling Fund, agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     11.2 Except as specified in the next sentence set forth in this paragraph 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, the indemnification obligations of Article X, the obligations of the Acquiring Fund and the Selling Fund in paragraph 5.6 and the obligations of LSAAM in paragraph 5.9 shall continue in effect beyond the consummation of the transactions contemplated hereunder.

                                  ARTICLE XII

                                  TERMINATION

     12.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Selling Trust. In addition, either the Acquiring Trust or the Selling Trust may at their option terminate this Agreement at or before the Closing Date due to:

        (a) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

        (b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met if it reasonably appears that it will not or cannot be met.

     12.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Acquiring Trust or the Selling Trust, or their respective Board of Trustees or officers, to the other party or its Board of Trustees. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

                                  ARTICLE XIII

                                   AMENDMENTS

     13.1 This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Trust and the Selling Trust as specifically authorized by their respective Board of Trustees; provided, however, that, following the meeting of the Selling Fund Shareholders called by the Selling Fund pursuant to paragraph
5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Selling Fund Shareholders without their further approval.

                                  ARTICLE XIV

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                            LIMITATION OF LIABILITY

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Acquiring Trust personally, but shall bind only the property of the Acquiring Fund, as provided in the declaration of trust of the Acquiring Trust. Moreover, no series of the Acquiring Trust other than the Acquiring Fund shall be responsible for the obligations of the Acquiring Trust hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Acquiring Trust on behalf of the Acquiring Fund and signed by authorized officers of the Acquiring Trust, acting as such. Neither the authorization by such Board of Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund as provided in the Acquiring Trust's declaration of trust.

     14.6 It is expressly agreed that the obligations of the Selling Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Selling Trust personally, but shall bind only the trust property of the Selling Fund, as provided in the agreement and declaration of trust of the Selling Trust. Moreover, no series of the Selling Trust other than the Selling Fund shall be responsible for the obligations of the Selling Trust hereunder, and all persons shall look only to the assets of the Selling Fund to satisfy the obligations of the Selling Fund hereunder. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Selling Trust on behalf of the Selling Fund and signed by authorized officers of the Selling Trust, acting as such. Neither the authorization by such Board of Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Selling Fund as provided in the Selling Trust's agreement and declaration of trust.

                                   ARTICLE XV

                                    NOTICES

     15.1 Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Selling Trust, 3100 Sanders Road, Suite J5B, Northbrook, Illinois 60062,
Attention: Bruce Teichner, or to the Acquiring Trust, 1 Parkview Plaza, Oakbrook
Terrace, Illinois 60181, Attention:           , or to any other address that the
Acquiring Trust or the Selling Trust shall have last designated by notice to the other party.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                                          VAN KAMPEN LIFE INVESTMENT TRUST
                                          By:
                                          --------------------------------------
                                          Name:
                                          Title: President
ACKNOWLEDGED:
By:
-----------------------------------
Name:
-----------------------------------
Title:
-----------------------------------

                                          LSA VARIABLE SERIES TRUST
                                          By:
                                          --------------------------------------
                                          Name:
                                          Title: President
ACKNOWLEDGED:
By:
-----------------------------------
Name:
-----------------------------------
Title:
-----------------------------------

                                          The Undersigned is a party to this
                                          Agreement for the purposes of
                                          paragraphs 5.9 and 9.1 only:
                                          LSA ASSET MANAGEMENT LLC
                                          By:
                                          --------------------------------------
                                          Name:
                                          Title:
ACKNOWLEDGED
By:
-----------------------------------
Name:
-----------------------------------
Title:
-----------------------------------

                                                                      APPENDIX B

                    AGREEMENT AND PLAN OF REORGANIZATION FOR
                      LSA EMERGING GROWTH EQUITY FUND INTO
                     VAN KAMPEN AGGRESSIVE GROWTH PORTFOLIO

                                                                       EXHIBIT B

                                    FORM OF

                   AGREEMENT DRAFT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of
this      day of December, 2003, by and among Van Kampen Life Investment Trust, a registered investment company, SEC File No. 811-4424, and a Delaware statutory trust (the "Acquiring Trust"), with respect to Aggressive Growth Portfolio, a separate series of the Acquiring Trust (the "Acquiring Fund"); LSA Variable Series Trust, a registered investment company, SEC File No. 811-09379, and a Delaware statutory trust (the "Selling Trust"), with respect to LSA Emerging Growth Equity Fund, a separate series of the Selling Trust (the "Selling Fund"); and LSA Asset Management LLC ("LSAAM"), the investment adviser to the Selling Fund (for purposes of paragraphs 5.9 and 9.1 of the Agreement only). The principal place of business of the Acquiring Trust is 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181. The principal place of business of the Selling Trust and LSAAM is 3100 Sanders Road, Suite J5B, Northbrook, Illinois 60062.

     This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of the Selling Fund in exchange for Class II shares of beneficial interest, $0.01 par value per share, of the Acquiring Fund ("Acquiring Fund Shares' '); (ii) the assumption by the Acquiring Trust, on behalf of the Acquiring Fund, of the Stated Liabilities of the Selling Fund as defined in paragraph 1.3; and (iii) the distribution, after the Closing Date as defined in paragraph 3.1, of the Acquiring Fund Shares to the shareholders of the Selling Fund and the termination, dissolution and complete liquidation of the Selling Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the "Reorganization").

     WHEREAS, the Acquiring Fund is a separate series of the Acquiring Trust, and the Selling Fund is a separate series of the Selling Trust; and the Acquiring Trust and the Selling Trust are open-end, registered management investment companies within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Acquiring Fund is authorized to issue its shares of beneficial interest;

     WHEREAS, the Board of Trustees of the Acquiring Trust has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

     WHEREAS, the Board of Trustees of the Selling Trust has determined that the Reorganization is in the best interests of the Selling Fund and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the Reorganization;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                   ARTICLE I

        TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR ACQUIRING
         FUND SHARES AND THE ASSUMPTION OF SELLING FUND LIABILITIES AND
                        LIQUIDATION OF THE SELLING FUND

     1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Selling Fund agrees to convey, transfer and deliver all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund free and clear of all liens, encumbrances and claims whatsoever. In exchange, the Acquiring Fund agrees: (i) to deliver to the Selling Fund the number of full and fractional Acquiring Fund Shares, determined by dividing the aggregate value of the Selling Fund's assets net of any liabilities of the Selling Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the Stated Liabilities of the Selling Fund described in paragraph 1.3. Such transactions shall take place at the closing (the "Closing") provided for in paragraph 3.1.

     1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Selling Fund, including, without limitation, all cash, securities, commodities, interests in futures, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest and other receivables), goodwill and other intangible property, and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 8.5 and the Selling Fund's rights under this Agreement (the "Assets").

     The Selling Fund has provided the Acquiring Fund with true and complete copies of its most recent audited financial statements, including its statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets, which fairly represent the financial condition and the results of operations of the Selling Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved. The Selling Fund hereby represents that, as of the date of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Selling Fund shares and the payment of normal operating expenses, dividends and capital gains distributions.

     The Selling Fund will, within      days of the Closing Date, furnish the
Acquiring Fund with a list of the Selling Fund's portfolio securities and other
investments. The Acquiring Fund will, within      days of the Closing Date,
furnish the Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to above that do not conform to the Acquiring Fund's investment objective, policies and restrictions. If requested by the Acquiring Fund, the Selling Fund will dispose of securities on the Acquiring Fund's list before the Closing Date. In addition, if it is determined that the portfolios of the Selling Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund's trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Selling Fund.

     1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. The Acquiring Fund shall assume only those accrued and unpaid liabilities of the Selling Fund set forth in the Selling Fund's statement of assets and liabilities as of the Closing Date as delivered by the Selling Fund to the Acquiring Fund pursuant to paragraph 7.2 (the "Stated Liabilities"). The Acquiring Fund shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of the Selling Fund.

     1.4 STATE FILINGS. Prior to the Closing Date, the Selling Trust shall make any filings with the State of Delaware that may be required under the laws of the State of Delaware, effective as of the Closing Date.

     1.5 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable, but in no event later than 12 months after the Closing Date (the "Liquidation Date"): (a) the Selling Fund will distribute in complete liquidation of the Selling Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the "Selling Fund Shareholders"), all of the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.9 below. Such distribution will be accomplished by the transfer on the books of the Acquiring Fund of Acquiring Fund Shares credited to the account of the Selling Fund to open accounts on the share records of the Acquiring Fund in the name of the Selling Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due Selling Fund Shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund and will be null and void. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

     1.6 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of Van Kampen Investor Services, Inc., the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued simultaneously to the Selling Fund, in an amount equal in value to the aggregate net asset value of the Selling Fund's shares, to be distributed to the Selling Fund Shareholders.

     1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Selling Fund, or the Selling Trust on behalf of the Selling Fund.

     1.9 TERMINATION AND DISSOLUTION. The Selling Fund shall be terminated and dissolved promptly following the Closing Date in accordance with the laws of the State of Delaware and the federal securities laws and the making of all distributions pursuant to paragraph 1.5.

     1.10 BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the Selling Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the Selling Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date.

                                   ARTICLE II

                                   VALUATION

     2.1 VALUATION OF ASSETS. The value of the Assets to be acquired by the Acquiring Fund hereunder shall be the value of such Assets as of the close of regular trading on the New York Stock Exchange ("NYSE") or another primary exchange on which the portfolio securities of the Selling Fund are purchased or sold on the Closing Date, after the declaration and payment of any dividends on that date, using the valuation procedures set forth in the declaration of trust of the Acquiring Trust and the Acquiring Fund's then-current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

     2.2 VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed on the Closing Date, using the valuation procedures set forth in the declaration of trust of the Acquiring Trust and the Acquiring Fund's then-current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

     2.3 SHARES TO BE ISSUED. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined by dividing the aggregate value of the Assets determined in accordance with paragraph 2.1 by the net asset value of one Acquiring Fund Share determined in accordance with paragraph 2.2.

     2.4 DETERMINATION OF VALUE. All computations of value shall be made by or under the direction of the Selling Fund's or Acquiring Fund's respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act, and shall be subject to review by each Fund's investment adviser.

                                  ARTICLE III

                            CLOSING AND CLOSING DATE

     3.1 CLOSING DATE. The Closing shall occur on April 30, 2004, or such other date as the parties may agree to in writing (the "Closing Date"). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the close of regular trading on the NYSE on the Closing Date. The Closing shall be held at the offices of Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, or at such other time and/or place as the parties may agree.

     3.2 CUSTODIAN'S CERTIFICATE. The Selling Fund shall instruct its Custodian, Investors Bank & Trust Company (the "Custodian"), to deliver at the Closing a certificate of an authorized officer stating that: (a) the Assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund. The Selling Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to the custodian for the Acquiring Fund, State Street Bank and Trust Company, for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by the Selling Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Selling Fund's securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by the Selling Fund shall be transferred and delivered by the Selling Fund as of the Closing Date for the account of the Acquiring Fund.

     3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, on the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Selling Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Closing shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

     3.4 TRANSFER AGENT'S CERTIFICATE. The Selling Fund shall instruct its transfer agent, Investors Bank & Trust Company, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Selling Fund Shareholders as of the Closing Date, and the number and percentage ownership (to three decimal places) of outstanding shares owned by each Selling Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or instruct Van Kampen Investor Services Inc., its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Selling Trust, or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund.

     3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

     3.6 FAILURE TO DELIVER SECURITIES. If the Selling Fund is unable to make delivery pursuant to paragraph 3.2 hereof to State Street Bank and Trust Company, custodian for the Acquiring Fund, of any of the securities of the Selling Fund for the reason that any of such securities purchased by the Acquiring Fund have not yet been delivered to it by the Selling Fund's broker or brokers, then, in lieu of such delivery, the Selling Fund shall deliver to State Street Bank and Trust Company, with respect to said securities, executed copies of an agreement of assignment and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or State Street Bank and Trust Company, including brokers' confirmation slips.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Trust, on behalf of the Selling Fund, represents and warrants to the Acquiring Trust, on behalf of the Acquiring Fund, as follows:

        (a) The Selling Trust is a statutory trust that is duly organized, validly existing and in good standing under laws of the State of Delaware. The Selling Fund is a legally designated, separate series of the Selling Trust. The Selling Trust is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Selling Fund. The Selling Trust, on behalf of the Selling Fund, has all material federal, state and local authorizations necessary to own all of the properties and the Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Selling Fund.

        (b) The Selling Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Selling Fund is in compliance in all material respects with the 1940 Act, and the rules and regulations thereunder with respect to its activities.

        (c) The Registration Statement on Form N-14 and the Prospectus/Proxy Statement contained therein (the "Registration Statement"), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented, conforms and will conform, as it relates to the Selling Fund, in all material respects to the applicable requirements of the applicable federal and state securities laws and the rules and regulations thereunder and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this Section 4.2 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquiring Fund furnished to the Selling Fund by the Acquiring Fund.

        (d) The Selling Fund is not in violation of, and the execution, delivery and performance of this Agreement (subject to shareholder approval) by the Selling Trust on behalf of the Selling Fund will not result in the violation of, Delaware law or any provision of the Selling Trust's agreement and declaration of trust or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Selling Trust or the Selling Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Selling Trust on behalf of the Selling Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Selling Trust or the Selling Fund is a party or by which it is bound.

        (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged or reflected in the statement of assets and liabilities as provided in paragraph 1.3 hereof.

        (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or Assets which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

        (g) The audited financial statements of the Selling Fund as of December 31, 2002 and for the fiscal year then ended have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by independent auditors, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition and the results of operations of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date that are not disclosed in such statements.

        (h) Since the date of the financial statements referred to in paragraph 4.1(g) above, there have been no material adverse changes in the Selling Fund's financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Selling Fund (other than changes occurring in the ordinary course of business), or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For the purposes of this paragraph 4.1(h), a decline in the net asset value of the Selling Fund due to declines in the Selling Fund's portfolio, the discharge of Selling Fund liabilities or the redemption of Selling Fund shares by Selling Fund Shareholders shall not constitute a material adverse change.

        (i) From the date of this Agreement through the Closing Date, there shall not have been (i) any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Selling Fund other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition;
(ii) issued any option to purchase or other right to acquire shares of the Selling Fund granted by the Selling Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the prospectus for the Selling Fund; (iii) any entering into, amendment or termination of any contract or agreement by the Selling Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by the Selling fund for borrowed money or any commitment to borrow money by the Selling Fund; (v) any amendment of the Selling Fund's organizational documents; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Selling Fund other than a lien for taxes not yet due and payable.

        (j)  The Selling Fund shall furnish to the Acquiring Fund within five
(5) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in the net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and the portfolio of investments and the results of the Selling Fund's operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principals applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the period then ended; and such financial statements shall be certified by the Treasurer of the Selling Trust as complying with the requirements hereof.

        (k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to be filed have or shall have been timely filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes shown payable pursuant to such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge after reasonable investigation, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

        (l) All issued and outstanding shares of beneficial interest of the Selling Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable by the Selling Fund and are not subject to preemptive or dissenter's rights. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Selling Fund's transfer agent as provided in paragraph 3.4. The Selling Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Selling Fund shares and has no outstanding securities convertible into any of the Selling Fund shares.

        (m) At the Closing Date, the Selling Trust, on behalf of the Selling Fund, will have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Acquiring Fund has received notice, and, upon delivery of the Assets and the filing of any documents that may be required under Delaware state law, the Acquiring Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act"), and other than as disclosed to and accepted by the Acquiring Fund.

        (n) The Selling Trust, on behalf of the Selling Fund, has the necessary power to enter into this Agreement and to contemplate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the trustees of the Selling Trust. Subject to approval by the Selling Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Selling Trust, enforceable in accordance with its terms and no other corporate action or proceedings by the Selling Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

        (o) The information to be furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

        (p) From the effective date of the Registration Statement (as defined in paragraph 4.1(c)) through the time of the meeting of the Selling Fund Shareholders and on the Closing Date, any written information furnished by the Selling Trust with respect to the Selling Fund for use in the Proxy Materials (as defined in paragraph 5.8) or any other materials provided in connection with the Reorganization does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

        (q) The Selling Fund has elected to qualify and has qualified as a "regulated investment company" under the Code (a "RIC") as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation; and has satisfied the distribution requirements improved by the Code for each of its taxable years.

        (r) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Selling Trust, on behalf of the Selling Fund, of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act or state securities law. No consent of or notice of any third party or entity is required for the consummation by the Selling Trust, on behalf of the Selling Fund, of the transactions contemplated by this Agreement, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Selling Fund as described in paragraph 5.2.

     4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Selling Trust on behalf of the Selling Fund, as follows:

        (a) The Acquiring Trust is a statutory trust that is duly organized, validly existing and in good standing under the laws of the State of Delaware. The Acquiring Fund is a legally designated, separate series of the Acquiring Trust. The Acquiring Trust is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Trust, on behalf of the Acquiring Fund, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

        (b) The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and the Acquiring Trust's registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring Fund is in compliance in all material respects with the 1940 Act, and the rules and regulations thereunder with respect to its activities.

        (c) The Registration Statement as of its effective date and at all times subsequent thereto up and including the Closing Date, as amended or as supplemented, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the applicable requirements of the applicable federal and state securities laws and the rules and regulations thereunder and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph
4.2 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Selling Fund furnished to the Acquiring Fund by the Selling Fund.

        (d) The Acquiring Fund is not in violation of, and the execution, delivery and performance of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund will not result in, a violation of, Delaware law or any provision of the Acquiring Trust's declaration of trust or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound.

        (e) Except as otherwise disclosed in writing to and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

        (f) The audited financial statements of the Acquiring Fund as of December 31, 2002 and for the fiscal year then ended have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by independent auditors, and such statements (true and complete copies of which have been furnished to the Selling Fund) fairly reflect the financial condition and the results of operations of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

        (g) Since the date of the financial statements referred to in paragraph 4.2(f) above, there have been no material adverse changes in the Acquiring Fund's financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Acquiring Fund (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Selling Fund. For the purposes of this paragraph 4.2(g), a decline in the net asset value of the Acquiring Fund due to declines in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities or the redemption of Acquiring Fund Shares by Acquiring Fund shareholders shall not constitute a material adverse change.

        (h)  The Acquiring Fund shall furnish to the Selling Fund within five
(5) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in the net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and the portfolio of investments and the results of the Acquiring Fund's operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principals applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the period then ended; and such financial statements shall be certified by the Treasurer of the Acquiring Fund as complying with the requirements hereof.

        (i) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to be filed have or shall have been timely filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes shown payable pursuant to such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge after reasonable investigation, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

        (j) All issued and outstanding Acquiring Fund Shares have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquiring Fund and are not subject to preemptive or dissenter's rights. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

        (k) The Acquiring Trust, on behalf of the Acquiring Fund, has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the trustees of the Acquiring Trust, and this Agreement constitutes a valid and binding obligation of the Acquiring Trust, enforceable in accordance with its terms and no other corporate action or proceedings by the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

        (l) Acquiring Fund Shares to be issued and delivered to the Selling Fund for the account of the Selling Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and validly issued and will be fully paid and nonassessable.

        (m) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

        (n) From the effective date of the Registration Statement (as defined in paragraph 4.1(c) through the time of the meeting of the Selling Fund Shareholders and on the Closing Date, any written information furnished by the Acquiring Trust with respect to the Acquiring Fund for use in the Proxy Materials (as defined in paragraph 5.8), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

        (o) The Acquiring Fund has elected to qualify and has qualified as a RIC under the Code as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and shall continue to qualify as a RIC under the Code; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

        (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities law. No consent of or notice to any third party or entity is required for the consummation by the Selling Trust, on behalf of the Selling Fund, of the transactions contemplated by this Agreement.

        (q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

                                   ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

     5.1 OPERATION IN ORDINARY COURSE. Subject to paragraph 8.5, each of the Acquiring Fund and Selling Fund will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

     5.2 APPROVAL OF SHAREHOLDERS. The Selling Trust will call a special meeting of Selling Fund Shareholders to consider and act upon this Agreement (or transactions contemplated hereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than April 30, 2004 (or such other date as the parties may agree to in writing).

     5.3 INVESTMENT REPRESENTATION. The Selling Trust and the Selling Fund covenant that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

     5.4 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Selling Fund shall make available to the Acquiring Trust's officers and agents the Selling Fund's books and records necessary to maintain current knowledge of the Selling Fund and to ensure that the representations and warranties made by the Selling Fund are accurate.

     5.5 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund's shares.

     5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, each of the Selling Trust and the Selling Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

     5.7 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within thirty (30) days after the Closing Date, the Selling Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Treasurer of the Selling Trust.

     5.8 PREPARATION OF REGISTRATION STATEMENT AND PROXY STATEMENT. The Acquiring Trust will prepare and file with the Commission the Registration Statement relating to the Acquiring Fund Shares to be issued to shareholders of the Selling Fund. The Registration Statement shall include a prospectus/proxy statement relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement of the Selling Fund contained in the Registration Statement (the "Proxy Materials"), for inclusion therein, in connection with the meeting of the Selling Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

     5.9 LIABILITY INSURANCE. For the period beginning at the Closing Date and ending not less than [ONE/THREE/FIVE] years thereafter, LSAAM, its successors or assigns shall provide, or cause to be provided, reasonable liability insurance covering the actions of the former independent trustees of the Selling Trust for the period they served as such.

     5.10 ACQUIRING FUND OPERATING EXPENSES. The Acquiring Trust shall take all action necessary so that, for one year following the Closing, the Acquiring Fund's total operating expenses after waivers and reimbursements in an amount up to 0.99% do not exceed 1.25% of the average daily net assets attributable to the Acquiring Fund Shares.

     5.11 BEST EFFORTS. Each of the Acquiring Trust, the Acquiring Fund, the Selling Trust and the Selling Fund shall use its reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

                                   ARTICLE VI

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

     The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

     6.1 All representations, covenants and warranties of the Acquiring Trust, on behalf of itself and the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Selling Fund a certificate executed in the Acquiring Fund's name by the Acquiring Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

     6.2 The Selling Fund shall have received on the Closing Date an opinion from Skadden, Arps, Slate, Meagher & Flom (Illinois) and its affiliates, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

        (a) The Acquiring Trust is a statutory trust validly existing under the laws of the State of Delaware.

        (b) The Acquiring Trust is registered as an open-end management investment company under the 1940 Act.

        (c) This Agreement has been duly authorized, executed and delivered by the Acquiring Trust on behalf of the Acquiring Fund and, assuming the Agreement is a valid and binding obligation of the Selling Trust on behalf of the Selling Fund, is a valid and binding obligation of the Acquiring Trust on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

        (d) Acquiring Fund Shares have been duly authorized and upon issuance thereof in accordance with this Agreement, will be validly issued and fully paid and nonassessable.

        (e) The Registration Statement has been declared effective by the Commission, and to such counsel's knowledge no stop order under the 1933 Act pertaining thereto has been issued, and all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of the State of Delaware for the exchange of the Selling Fund's assets for Acquiring Fund Shares pursuant to this Agreement have been obtained or made.

        (f) The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated herein will not, result in a violation of (i) any provision of any applicable statue, (ii) any published regulation or any judgment or order disclosed to such counsel by the Acquiring Trust as being applicable to the Acquiring Fund, or (iii) the Acquiring Trust's declaration of trust or bylaws.

        (g) To such counsel's knowledge, and without any independent investigation, the Acquiring Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund.

     6.3 The Selling Fund shall have received certified copies of the resolutions adopted by the Board of Trustees of the Acquiring Fund approving this Agreement and the transactions contemplated herein.

                                  ARTICLE VII

           CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by the Selling Fund pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

     7.1 All representations, covenants and warranties of the Selling Trust, on behalf of itself and the Selling Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Selling Fund's name by the Selling Trust's President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

     7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Selling Trust.

     7.3 The Acquiring Fund shall have received on the Closing Date an opinion of Vedder, Price, Kaufman & Kammholz, P.C., dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

        (a) The Selling Trust is a statutory trust validly existing under the laws of the State of Delaware.

        (b) The Selling Trust is registered as an open-end management investment company under the 1940 Act.

        (c) This Agreement has been duly authorized, executed and delivered by the Selling Trust on behalf of the Selling Fund and, assuming the Agreement is a valid and binding obligation of the Acquiring Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the Selling Trust on behalf of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

        (d) All regulatory consents, authorizations, approvals or filings required to be obtained or made by the Selling Fund under the federal laws of the United States or the laws of Delaware for the exchange of the Selling Fund's assets for Acquiring Fund Shares pursuant to this Agreement have been obtained or made.

        (e) The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, result in a violation of (i) any provision of any applicable statute, (ii) any published regulation or any judgment or order disclosed to such counsel by the Selling Trust as being applicable to the Selling Fund, or (iii) the Selling Trust's agreement and declaration of trust or bylaws, as applicable (assuming shareholder approval has been obtained).

        (f) To such counsel's knowledge, and without any independent investigation, the Selling Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Selling Fund.

     7.4 The Acquiring Fund shall have received certified copies of the resolutions adopted by the Board of Trustees of the Selling Trust approving this Agreement and the transactions contemplated herein.

                                  ARTICLE VIII

           FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE
                        ACQUIRING FUND AND SELLING FUND

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein, with respect to the Selling Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Selling Trust's agreement and declaration of trust and bylaws, applicable Delaware law and the 1940 Act. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

     8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.3 All required consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary "no-action" positions and exemptive orders from such federal authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may waive any such conditions for itself.

     8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The Selling Fund shall have declared and paid a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Selling Fund's investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under
Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

     8.6 As of the Closing Date, there shall be (a) no pending or threatened litigation brought by any person against the Selling Trust, the Selling Fund, the Acquiring Trust or the Acquiring Fund or any of the investment advisers, trustees or officers of the foregoing, arising out of this Agreement, and (b) no facts known to the Selling Trust, the Selling Fund, the Acquiring Trust or the Acquiring Fund, which any of such persons reasonably believes might result in such litigation.

                                   ARTICLE IX

                                    EXPENSES

     9.1 The Selling Fund will pay its legal and other fees associated with its participation in the Reorganization to the extent it is reimbursed by LSAAM or an affiliate of LSAAM for such expenses. Otherwise, the Funds will pay no expenses associated with their participation in the Reorganization. Except as described below, LSAAM or an affiliate of LSAAM will pay the Selling Fund's Reorganization expenses and the cost (if any) of continuation of directors' and officers'/errors and omissions insurance for the independent trustees of the Selling Trust, and Van Kampen Asset Management Inc. or an affiliate thereof will pay the Acquiring Fund's Reorganization expenses. LSAAM has separately entered into an agreement with the Acquiring Fund's investment adviser to set forth how the Funds' Reorganization expenses will be allocated. Pursuant to such agreement, LSAAM or an affiliate will pay expenses associated with the preparation and filing of the Proxy Materials, except that Van Kampen Asset Management Inc. or an affiliate thereof will pay the legal fees incurred by the Acquiring Fund associated with the preparation and filing of the Proxy Materials. The Acquiring Fund's investment adviser or an affiliate thereof will pay (a) all costs associated with the proxy solicitation, including but not limited to postage, printing, mailing and tabulation costs in an amount not to exceed $8,500; and (b) brokerage costs payable by the Selling Fund in connection with the realignment of its portfolio pursuant to paragraph 1.2 hereof and brokerage costs associated with any necessary realignment of the Acquiring Fund's portfolio following the Reorganization. To the extent such proxy solicitation costs exceed $8,500, LSAAM or an affiliate thereof will pay the difference.

     9.2 The Acquiring Trust, on behalf of the Acquiring Fund, and the Selling Trust, on behalf of the Selling Fund, represent and warrant that they have no obligations to pay any brokers' or finders' fees in connection with the transactions provided for herein and each party shall hold the other harmless from and against all claims, liabilities or obligations with respect to any such fees, commissions or expenses asserted by any person to be due or payable in connection with any of the transactions contemplated by this Agreement.

                                   ARTICLE X

                                INDEMNIFICATION

     10.1 The Acquiring Trust agrees to indemnify and hold harmless the Selling Trust, its trustees and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which any such indemnified party may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Trust or the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

     10.2 The Selling Trust agrees to indemnify and hold harmless the Acquiring Trust, its trustees and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which any such indemnified party may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Selling Trust or the Selling Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

                                   ARTICLE XI

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     11.1 The Acquiring Trust, on behalf of the Acquiring Fund, and the Selling Trust, on behalf of the Selling Fund, agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     11.2 Except as specified in the next sentence set forth in this paragraph 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, the indemnification obligations of Article X, the obligations of the Acquiring Fund and the Selling Fund in paragraph 5.6 and the obligations of LSAAM in paragraph 5.9 shall continue in effect beyond the consummation of the transactions contemplated hereunder.

                                  ARTICLE XII

                                  TERMINATION

     12.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Selling Trust. In addition, either the Acquiring Trust or the Selling Trust may at their option terminate this Agreement at or before the Closing Date due to:

        (a) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

        (b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met if it reasonably appears that it will not or cannot be met.

     12.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Acquiring Trust or the Selling Trust, or their respective Board of Trustees or officers, to the other party or its Board of Trustees. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

                                  ARTICLE XIII

                                   AMENDMENTS

     13.1 This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Trust and the Selling Trust as specifically authorized by their respective Board of Trustees; provided, however, that, following the meeting of the Selling Fund Shareholders called by the Selling Fund pursuant to paragraph
5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Selling Fund Shareholders without their further approval.

                                  ARTICLE XIV

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                            LIMITATION OF LIABILITY

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Acquiring Trust personally, but shall bind only the property of the Acquiring Fund, as provided in the declaration of trust of the Acquiring Trust. Moreover, no series of the Acquiring Trust other than the Acquiring Fund shall be responsible for the obligations of the Acquiring Trust hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Acquiring Trust on behalf of the Acquiring Fund and signed by authorized officers of the Acquiring Trust, acting as such. Neither the authorization by such Board of Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund as provided in the Acquiring Trust's declaration of trust.

     14.6 It is expressly agreed that the obligations of the Selling Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Selling Trust personally, but shall bind only the trust property of the Selling Fund, as provided in the agreement and declaration of trust of the Selling Trust. Moreover, no series of the Selling Trust other than the Selling Fund shall be responsible for the obligations of the Selling Trust hereunder, and all persons shall look only to the assets of the Selling Fund to satisfy the obligations of the Selling Fund hereunder. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Selling Trust on behalf of the Selling Fund and signed by authorized officers of the Selling Trust, acting as such. Neither the authorization by such Board of Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Selling Fund as provided in the Selling Trust's agreement and declaration of trust.

                                   ARTICLE XV

                                    NOTICES

     15.1 Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Selling Trust, 3100 Sanders Road, Suite J5B, Northbrook, Illinois 60062,
Attention: Bruce Teichner, or to the Acquiring Trust, 1 Parkview Plaza, Oakbrook
Terrace, Illinois 60181, Attention:           , or to any other address that the
Acquiring Trust or the Selling Trust shall have last designated by notice to the other party.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                                          VAN KAMPEN LIFE INVESTMENT TRUST
                                          By:
                                          --------------------------------------
                                          Name:
                                          Title: President
ACKNOWLEDGED:
By:
-----------------------------------
Name:
-----------------------------------
Title:
-----------------------------------

                                          LSA VARIABLE SERIES TRUST
                                          By:
                                          --------------------------------------
                                          Name:
                                          Title: President
ACKNOWLEDGED:
By:
-----------------------------------
Name:
-----------------------------------
Title:
-----------------------------------

                                          The Undersigned is a party to this
                                          Agreement for the purposes of
                                          paragraphs 5.9 and 9.1 only:
                                          LSA ASSET MANAGEMENT LLC
                                          By:
                                          --------------------------------------
                                          Name:
                                          Title:
ACKNOWLEDGED:
By:
-----------------------------------
Name:
-----------------------------------
Title:
-----------------------------------

                                                                      APPENDIX C

                    SAI OF VAN KAMPEN LIFE INVESTMENT TRUST

                     SUPPLEMENT DATED JULY 25, 2003 TO THE

           STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 30, 2003
          VAN KAMPEN TAX FREE TRUST, ON BEHALF OF EACH OF ITS SERIES,
               VAN KAMPEN CALIFORNIA INSURED TAX FREE INCOME FUND
                    VAN KAMPEN INSURED TAX FREE INCOME FUND
               VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND
                        VAN KAMPEN MUNICIPAL INCOME FUND
                    VAN KAMPEN NEW YORK TAX FREE INCOME FUND
                   VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

           STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 30, 2003
                  VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND

          STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 30, 2003,
                     VAN KAMPEN GOVERNMENT SECURITIES FUND

           STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 28, 2003,
                       VAN KAMPEN GROWTH AND INCOME FUND

            STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 28, 2003
              VAN KAMPEN TAX-EXEMPT TRUST ON BEHALF OF ITS SERIES,
                      VAN KAMPEN HIGH YIELD MUNICIPAL FUND

            STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2003
                            VAN KAMPEN COMSTOCK FUND
                           VAN KAMPEN ENTERPRISE FUND
                       VAN KAMPEN EQUITY AND INCOME FUND
                             VAN KAMPEN HARBOR FUND
                  VAN KAMPEN LIMITED MATURITY GOVERNMENT FUND
                     VAN KAMPEN REAL ESTATE SECURITIES FUND

            STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2003
           VAN KAMPEN U.S. GOVERNMENT TRUST ON BEHALF OF ITS SERIES,
                        VAN KAMPEN U.S. GOVERNMENT FUND

            STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2003
         VAN KAMPEN LIFE INVESTMENT TRUST ON BEHALF OF EACH OF SERIES,
                          AGGRESSIVE GROWTH PORTFOLIO
                               COMSTOCK PORTFOLIO
                           EMERGING GROWTH PORTFOLIO
                              ENTERPRISE PORTFOLIO
                              GOVERNMENT PORTFOLIO
                          GROWTH AND INCOME PORTFOLIO
                             MONEY MARKET PORTFOLIO

          STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 27, 2002
                 AS PREVIOUSLY SUPPLEMENTED ON OCTOBER 31, 2002
                            VAN KAMPEN RESERVE FUND

           STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 25, 2002
                 AS PREVIOUSLY SUPPLEMENTED ON OCTOBER 31, 2002
                              VAN KAMPEN PACE FUND

           STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 25, 2002
                 AS PREVIOUSLY SUPPLEMENTED ON OCTOBER 31, 2002
                         VAN KAMPEN TAX FREE MONEY FUND

          STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 27, 2002
                         VAN KAMPEN CORPORATE BOND FUND
                   VAN KAMPEN HIGH INCOME CORPORATE BOND FUND

          STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 30, 2002
                        VAN KAMPEN EMERGING GROWTH FUND

          STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 30, 2002
               VAN KAMPEN EQUITY TRUST II ON BEHALF OF ITS SERIES
                           VAN KAMPEN TECHNOLOGY FUND
                    VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

          STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 30, 2002
                 AS PREVIOUSLY SUPPLEMENTED ON FEBRUARY 5, 2003
               VAN KAMPEN EQUITY TRUST II ON BEHALF OF ITS SERIES
                   VAN KAMPEN TAX MANAGED EQUITY GROWTH FUND

     The Statement of Additional Information is hereby supplemented as follows:

     The section entitled "TRUSTEES AND OFFICERS" is hereby amended by deleting all trustee and officer biographical information in its entirety and replacing it with the following:

                             TRUSTEES AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

                              INDEPENDENT TRUSTEES

                                                                                                      NUMBER OF
                                          TERM OF                                                      FUNDS IN
                                         OFFICE AND                                                      FUND
                            POSITION(S)  LENGTH OF                                                     COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                              BY TRUSTEE
David C. Arch (58)          Trustee          +       Chairman and Chief Executive Officer of Blistex      91
Blistex Inc.                                         Inc., a consumer health care products
1800 Swift Drive                                     manufacturer. Former Director of the World
Oak Brook, IL 60523                                  Presidents Organization-Chicago Chapter.
                                                     Director of the Heartland Alliance, a nonprofit
                                                     organization serving human needs based in
                                                     Chicago.
J. Miles Branagan (71)      Trustee          +       Private investor. Co-founder, and prior to           89
1632 Morning Mountain Road                           August 1996, Chairman, Chief Executive Officer
Raleigh, NC 27614                                    and President, MDT Corporation (now known as
                                                     Getinge/ Castle, Inc., a subsidiary of Getinge
                                                     Industrier AB), a company which develops,
                                                     manufactures, markets and services medical and
                                                     scientific equipment.
Jerry D. Choate (64)        Trustee          +       Prior to January 1999, Chairman and Chief            89
33971 Selva Road                                     Executive Officer of the Allstate Corporation
Suite 130                                            ("Allstate") and Allstate Insurance Company.
Dana Point, CA 92629                                 Prior to January 1995, President and Chief
                                                     Executive Officer of Allstate. Prior to August
                                                     1994, various management positions at Allstate.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
David C. Arch (58)          Trustee/Director/
Blistex Inc.                Managing General
1800 Swift Drive            Partner of funds in
Oak Brook, IL 60523         the Fund Complex.

J. Miles Branagan (71)      Trustee/Director/
1632 Morning Mountain Road  Managing General
Raleigh, NC 27614           Partner of funds in
                            the Fund Complex.

Jerry D. Choate (64)        Trustee/Director/
33971 Selva Road            Managing General
Suite 130                   Partner of funds in
Dana Point, CA 92629        the Fund Complex.
                            Director of Amgen
                            Inc., a
                            biotechnological
                            company, and Director
                            of Valero Energy
                            Corporation, an
                            independent refining
                            company.

                                                                                                      NUMBER OF
                                          TERM OF                                                      FUNDS IN
                                         OFFICE AND                                                      FUND
                            POSITION(S)  LENGTH OF                                                     COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                              BY TRUSTEE
Rod Dammeyer (62)           Trustee          +       President of CAC, llc., a private company            91
CAC, llc.                                            offering capital investment and management
4350 LaJolla Village Drive                           advisory services. Prior to July 2000, Managing
Suite 980                                            Partner of Equity Group Corporate Investment
San Diego, CA 92122-6223                             (EGI), a company that makes private investments
                                                     in other companies.
Linda Hutton Heagy (55)     Trustee          +       Managing Partner of Heidrick & Struggles, an         89
Heidrick & Struggles                                 executive search firm. Trustee on the
233 South Wacker Drive                               University of Chicago Hospitals Board, Vice
Suite 7000                                           Chair of the Board of the YMCA of Metropolitan
Chicago, IL 60606                                    Chicago and a member of the Women's Board of
                                                     the University of Chicago. Prior to 1997,
                                                     Partner of Ray & Berndtson, Inc., an executive
                                                     recruiting firm. Prior to 1996, Trustee of The
                                                     International House Board, a fellowship and
                                                     housing organization for international graduate
                                                     students. Prior to 1995, Executive Vice
                                                     President of ABN AMRO, N.A., a bank holding
                                                     company. Prior to 1992, Executive Vice
                                                     President of La Salle National Bank.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Rod Dammeyer (62)           Trustee/Director/
CAC, llc.                   Managing General
4350 LaJolla Village Drive  Partner of funds in
Suite 980                   the Fund Complex.
San Diego, CA 92122-6223    Director of TeleTech
                            Holdings Inc.,
                            Stericycle, Inc.,
                            TheraSense, Inc.,
                            GATX Corporation,
                            Arris Group, Inc. and
                            Trustee of the
                            University of Chicago
                            Hospitals and Health
                            Systems. Prior to May
                            2002, Director of
                            Peregrine Systems
                            Inc. Prior to
                            February 2001, Vice
                            Chairman and Director
                            of Anixter
                            International, Inc.
                            and IMC Global Inc.
                            Prior to July 2000,
                            Director of Allied
                            Riser Communications
                            Corp., Matria
                            Healthcare Inc.,
                            Transmedia Networks,
                            Inc., CNA Surety,
                            Corp. and Grupo
                            Azcarero Mexico
                            (GAM). Prior to April
                            1999, Director of
                            Metal Management,
                            Inc.
Linda Hutton Heagy (55)     Trustee/Director/
Heidrick & Struggles        Managing General
233 South Wacker Drive      Partner of funds in
Suite 7000                  the Fund Complex.
Chicago, IL 60606

                                                                                                      NUMBER OF
                                          TERM OF                                                      FUNDS IN
                                         OFFICE AND                                                      FUND
                            POSITION(S)  LENGTH OF                                                     COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                              BY TRUSTEE
R. Craig Kennedy (51)       Trustee          +       Director and President of the German Marshall        89
11 DuPont Circle, N.W.                               Fund of the United States, an independent U.S.
Washington, D.C. 20016                               foundation created to deepen understanding,
                                                     promote collaboration and stimulate exchanges
                                                     of practical experience between Americans and
                                                     Europeans. Formerly, advisor to the Dennis
                                                     Trading Group Inc., a managed futures and
                                                     option company that invests money for
                                                     individuals and institutions. Prior to 1992,
                                                     President and Chief Executive Officer, Director
                                                     and member of the Investment Committee of the
                                                     Joyce Foundation, a private foundation.
Howard J Kerr (67)          Trustee          +       Prior to 1998, President and Chief Executive         91
736 North Western Avenue                             Officer of Pocklington Corporation, Inc., an
P.O. Box 317                                         investment holding company. Director of the
Lake Forest, IL 60045                                Marrow Foundation
Jack E. Nelson (67)         Trustee          +       President of Nelson Investment Planning              89
423 Country Club Drive                               Services, Inc., a financial planning company
Winter Park, FL 32789                                and registered investment adviser in the State
                                                     of Florida. President of Nelson Ivest Brokerage
                                                     Services Inc., a member of the NASD, Securities
                                                     Investors Protection Corp. and the Municipal
                                                     Securities Rulemaking Board. President of
                                                     Nelson Sales and Services Corporation, a
                                                     marketing and services company to support
                                                     affiliated companies.
Hugo F. Sonnenschein (62)   Trustee          +       President Emeritus and Honorary Trustee of the       91
1126 E. 59th Street                                  University of Chicago and the Adam Smith
Chicago, IL 60637                                    Distinguished Service Professor in the
                                                     Department of Economics at the University of
                                                     Chicago. Prior to July 2000, President of the
                                                     University of Chicago. Trustee of the
                                                     University of Rochester and a member of its
                                                     investment committee. Member of the National
                                                     Academy of Sciences, the American Philosophical
                                                     Society and a fellow of the American Academy of
                                                     Arts and Sciences.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
R. Craig Kennedy (51)       Trustee/Director/
11 DuPont Circle, N.W.      Managing General
Washington, D.C. 20016      Partner of funds in
                            the Fund Complex.
Howard J Kerr (67)          Trustee/Director/
736 North Western Avenue    Managing General
P.O. Box 317                Partner of funds in
Lake Forest, IL 60045       the Fund Complex.
                            Director of the Lake
                            Forest Bank & Trust.
Jack E. Nelson (67)         Trustee/Director/
423 Country Club Drive      Managing General
Winter Park, FL 32789       Partner of funds in
                            the Fund Complex.
Hugo F. Sonnenschein (62)   Trustee/Director/
1126 E. 59th Street         Managing General
Chicago, IL 60637           Partner of funds in
                            the Fund Complex.
                            Director of Winston
                            Laboratories, Inc.

                                                                                                      NUMBER OF
                                          TERM OF                                                      FUNDS IN
                                         OFFICE AND                                                      FUND
                            POSITION(S)  LENGTH OF                                                     COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                              BY TRUSTEE
Suzanne H. Woolsey (61)     Trustee          +       Chief Communications Officer of the National         89
2101 Constitution Ave.,                              Academy of Sciences/National Research Council,
N.W.                                                 an independent, federally chartered policy
Room 285                                             institution, since 2001 and previously Chief
Washington, D.C. 20418                               Operating Officer from 1993 to 2001. Director
                                                     of the Institute for Defense Analyses, a
                                                     federally funded research and development
                                                     center, Director of the German Marshall Fund of
                                                     the United States, and Trustee of Colorado
                                                     College. Prior to 1993, Executive Director of
                                                     the Commission on Behavioral and Social
                                                     Sciences and Education at the National Academy
                                                     of Sciences/ National Research Council. From
                                                     1980 through 1989, Partner of Coopers &
                                                     Lybrand.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Suzanne H. Woolsey (61)     Trustee/Director/
2101 Constitution Ave.,     Managing General
N.W.                        Partner of funds in
Room 285                    the Fund Complex.
Washington, D.C. 20418      Director of Neurogen
                            Corporation, a
                            pharmaceutical
                            company, since
                            January 1998.

                              INTERESTED TRUSTEES*

                                                                                                      NUMBER OF
                                          TERM OF                                                      FUNDS IN
                                         OFFICE AND                                                      FUND
                            POSITION(S)  LENGTH OF                                                     COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS                              BY TRUSTEE
Mitchell M. Merin* (49)     Trustee,         +       President and Chief Executive Officer of funds       89
1221 Avenue of the          President                in the Fund Complex. Chairman, President, Chief
Americas                    and Chief                Executive Officer and Director of the Advisers
New York, NY 10020          Executive                and VK Advisors Inc. since December 2002.
                            Officer                  Chairman, President and Chief Executive Officer
                                                     of Van Kampen Investments since December 2002.
                                                     Director of Van Kampen Investments since
                                                     December 1999. Chairman and Director of Van
                                                     Kampen Funds Inc. since December 2002.
                                                     President, Director and Chief Operating Officer
                                                     of Morgan Stanley Investment Management since
                                                     December 1998. President and Director since
                                                     April 1997 and Chief Executive Officer since
                                                     June 1998 of Morgan Stanley Investment Advisors
                                                     Inc. and Morgan Stanley Services Company Inc.
                                                     Chairman, Chief Executive Officer and Director
                                                     of Morgan Stanley Distributors Inc. since June
                                                     1998. Chairman since June 1998, and Director
                                                     since January 1998 of Morgan Stanley Trust.
                                                     Director of various Morgan Stanley
                                                     subsidiaries. President of the Morgan Stanley
                                                     Funds since May 1999. Previously Chief
                                                     Executive Officer of Van Kampen Funds Inc. from
                                                     December 2002 to July 2003, Chief Strategic
                                                     Officer of Morgan Stanley Investment Advisors
                                                     Inc. and Morgan Stanley Services Company Inc.
                                                     and Executive Vice President of Morgan Stanley
                                                     Distributors Inc. from April 1997 to June 1998.
                                                     Chief Executive Officer from September 2002 to
                                                     April 2003 and Vice President from May 1997 to
                                                     April 1999 of the Morgan Stanley Funds.
Richard F. Powers, III*     Trustee          +       Advisory Director of Morgan Stanley. Prior to        91
(57)                                                 December 2002, Chairman, Director, President,
1 Parkview Plaza                                     Chief Executive Officer and Managing Director
P.O. Box 5555                                        of Van Kampen Investments and its investment
Oakbrook Terrace, IL 60181                           advisory, distribution and other subsidiaries.
                                                     Prior to December 2002, President and Chief
                                                     Executive Officer of funds in the Fund Complex.
                                                     Prior to May 1998, Executive Vice President and
                                                     Director of Marketing at Morgan Stanley and
                                                     Director of Dean Witter, Discover & Co. and
                                                     Dean Witter Realty. Prior to 1996, Director of
                                                     Dean Witter Reynolds Inc.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE       HELD BY TRUSTEE
Mitchell M. Merin* (49)     Trustee/Director/
1221 Avenue of the          Managing General
Americas                    Partner of funds in
New York, NY 10020          the Fund Complex.
Richard F. Powers, III*     Trustee/Director/
(57)                        Managing General
1 Parkview Plaza            Partner of funds in
P.O. Box 5555               the Fund Complex.
Oakbrook Terrace, IL 60181

                                                                                                      NUMBER OF
                                          TERM OF                                                      FUNDS IN
                                         OFFICE AND                                                      FUND
                            POSITION(S)  LENGTH OF                                                     COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS                              BY TRUSTEE
Wayne W. Whalen* (63)       Trustee          +       Partner in the law firm of Skadden, Arps,            91
333 West Wacker Drive                                Slate, Meagher & Flom (Illinois), legal counsel
Chicago, IL 60606                                    to funds in the Fund Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE       HELD BY TRUSTEE
Wayne W. Whalen* (63)       Trustee/Director/
333 West Wacker Drive       Managing General
Chicago, IL 60606           Partner of funds in
                            the Fund Complex.

------------------------------------

+ The year of appointment (or election) is specified in each current Fund's
  Statement of Additional Information except Messrs. David Arch, Rod Dammeyer, Howard J Kerr, and Hugo Sonnenschein who were appointed to the Funds effective July 24, 2003.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

                                    OFFICERS

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (62)          Vice President          ++      Managing Director of Global Research Investment Management.
2800 Post Oak Blvd.                                           Vice President of funds in the Fund Complex. Prior to
45th Floor                                                    December 2002, Chief Investment Officer of Van Kampen
Houston, TX 77056                                             Investments and President and Chief Operations Officer of
                                                              the Advisers and Van Kampen Advisors Inc. Prior to May 2002,
                                                              Executive Vice President and Chief Investment Officer of
                                                              funds in the Fund Complex. Prior to May 2001, Managing
                                                              Director and Chief Investment Officer of Van Kampen
                                                              Investments, and Managing Director and President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to December
                                                              2000, Executive Vice President and Chief Investment Officer
                                                              of Van Kampen Investments, and President and Chief Operating
                                                              Officer of the Advisers. Prior to April 2000, Executive Vice
                                                              President and Chief Investment Officer for Equity
                                                              Investments of the Advisers. Prior to October 1998, Vice
                                                              President and Senior Portfolio Manager with AIM Capital
                                                              Management, Inc. Prior to February 1998, Senior Vice
                                                              President and Portfolio Manager of Van Kampen American
                                                              Capital Asset Management, Inc., Van Kampen American Capital
                                                              Investment Advisory Corp. and Van Kampen American Capital
                                                              Management, Inc.
Stefanie V. Chang (36)        Vice President          ++      Executive Director of Morgan Stanley Investment Management.
                                                              Vice President of funds in the Fund Complex.
Joseph J. McAlinden (60)      Executive Vice          ++      Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   President and                   Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020            Chief Investment                Management Inc. and Morgan Stanley Investments LP and
                              Officer                         Director of Morgan Stanley Trust for over 5 years. Executive
                                                              Vice President and Chief Investment Officer of funds in the
                                                              Fund Complex. Managing Director and Chief Investment Officer
                                                              of Van Kampen Investments, the Advisers and Van Kampen
                                                              Advisors Inc. since December 2002.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
John R. Reynoldson (50)       Vice President          ++      Executive Director and Portfolio Specialist of the Advisers
1 Parkview Plaza                                              and Van Kampen Advisors Inc. Vice President of funds in the
P.O. Box 5555                                                 Fund Complex. Prior to July 2001, Principal and Co-head of
Oakbrook Terrace, IL 60181                                    the Fixed Income Department of the Advisers and Van Kampen
                                                              Advisors Inc. Prior to December 2000, Senior Vice President
                                                              of the Advisers and Van Kampen Advisors Inc. Prior to May
                                                              2000, Senior Vice President of the investment grade taxable group for the Advisers. Prior to June 1999, Senior Vice
                                                              President of the government securities bond group for Asset
                                                              Management.
Ronald E. Robison (64)        Executive Vice          ++      Chief Executive Officer and Chairman of Investor Services.
1221 Avenue of the Americas   President and                   Executive Vice President and Principal Executive Officer of
New York, NY 10020            Principal                       funds in the Fund Complex. Chief Global Operations Officer
                              Executive                       and Managing Director of Morgan Stanley Investment
                              Officer                         Management Inc. Managing Director of Morgan Stanley.
                                                              Managing Director and Director of Morgan Stanley Investment
                                                              Advisors Inc. and Morgan Stanley Services Company Inc. Chief
                                                              Executive Officer and Director of Morgan Stanley Trust. Vice
                                                              President of the Morgan Stanley Funds.
A. Thomas Smith III (46)      Vice President and      ++      Managing Director of Morgan Stanley, Managing Director and
1221 Avenue of the Americas   Secretary                       Director of Van Kampen Investments, Director of the
New York, NY 10020                                            Advisers, Van Kampen Advisors Inc., the Distributor,
                                                              Investor Services and certain other subsidiaries of Van
                                                              Kampen Investments. Managing Director and General
                                                              Counsel-Mutual Funds of Morgan Stanley Investment Advisors,
                                                              Inc. Vice President and Secretary of funds in the Fund
                                                              Complex. Prior to July 2001, Managing Director, General
                                                              Counsel, Secretary and Director of Van Kampen Investments,
                                                              the Advisers, the Distributor, Investor Services, and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to December 2000, Executive Vice President, General Counsel,
                                                              Secretary and Director of Van Kampen Investments, the
                                                              Advisers, Van Kampen Advisors Inc., the Distributor,
                                                              Investor Services and certain other subsidiaries of Van
                                                              Kampen Investments. Prior to January 1999, Vice President
                                                              and Associate General Counsel to New York Life Insurance
                                                              Company ("New York Life"), and prior to March 1997,
                                                              Associate General Counsel of New York Life. Prior to
                                                              December 1993, Assistant General Counsel of The Dreyfus
                                                              Corporation. Prior to August 1991, Senior Associate, Willkie
                                                              Farr & Gallagher. Prior to January 1989, Staff Attorney at
                                                              the Securities and Exchange Commission, Division of
                                                              Investment Management, Office of Chief Counsel.
John L. Sullivan (47)         Vice President,         ++      Director and Managing Director of Van Kampen Investments,
1 Parkview Plaza              Chief Financial                 the Advisers, Van Kampen Advisors Inc. and certain other
P.O. Box 5555                 Officer and                     subsidiaries of Van Kampen Investments. Vice President,
Oakbrook Terrace, IL 60181    Treasurer                       Chief Financial Officer and Treasurer of funds in the Fund
                                                              Complex. Head of Fund Accounting for Morgan Stanley
                                                              Investment Management. Prior to December 2002, Executive
                                                              Director of Van Kampen Investments, the Advisers and Van
                                                              Kampen Advisors Inc.

------------------------------------
++ The year of appointment (or election) is specified in each current Fund's
   Statement of Additional Information.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
                                                                 MF SPT SAI 7/03

                      STATEMENT OF ADDITIONAL INFORMATION

                        VAN KAMPEN LIFE INVESTMENT TRUST

     Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company with seven Portfolios (each a "Portfolio" and collectively the "Portfolios"): Aggressive Growth Portfolio, Comstock Portfolio, Emerging Growth Portfolio (formerly Emerging Growth Fund), Enterprise Portfolio (formerly Common Stock Fund), Government Portfolio (formerly Government Fund), Growth and Income Portfolio (formerly Growth and Income Fund) and Money Market Portfolio (formerly Money Market Fund). Each Portfolio is in effect a separate mutual fund issuing its own shares. Each Portfolio is a diversified series of the Trust.

     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Portfolios' prospectuses (the "Prospectuses"), dated as of April 30, 2003 for each Portfolio. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Trust. Investors should obtain and read a Prospectus containing disclosure with respect to the Portfolio in which the investor wishes to invest prior to purchasing shares of such Portfolio. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 847-2424 (or (800)
421-2833 for the hearing impaired).

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
General Information.........................................  B-2
Investment Objective, Policies and Risks....................  B-6
Options, Futures Contracts and Options on Futures
  Contracts.................................................  B-15
Investment Restrictions.....................................  B-21
Trustees and Officers.......................................  B-33
Investment Advisory Agreements..............................  B-41
Other Agreements............................................  B-45
Distributor.................................................  B-45
Transfer Agent..............................................  B-46
Portfolio Transactions and Brokerage Allocation.............  B-46
Money Market Portfolio Net Asset Valuation..................  B-49
Purchase and Redemption of Shares...........................  B-49
Tax Status..................................................  B-50
Portfolio Performance.......................................  B-53
Money Market Portfolio Yield Information....................  B-56
Other Information...........................................  B-56
Description of Securities Ratings...........................  B-58
AGGRESSIVE GROWTH PORTFOLIO
Report of Independent Auditors..............................  F-1
Financial Statements........................................  F-2
Notes to Financial Statements...............................  F-12
COMSTOCK PORTFOLIO
Report of Independent Auditors..............................  F-17
Financial Statements........................................  F-18
Notes to Financial Statements...............................  F-29
EMERGING GROWTH PORTFOLIO
Report of Independent Auditors..............................  F-35
Financial Statements........................................  F-36
Notes to Financial Statements...............................  F-46
ENTERPRISE PORTFOLIO
Report of Independent Auditors..............................  F-52
Financial Statements........................................  F-53
Notes to Financial Statements...............................  F-65

                                                              PAGE
                                                              ----
GOVERNMENT PORTFOLIO
Report of Independent Auditors..............................  F-71
Financial Statements........................................  F-72
Notes to Financial Statements...............................  F-81
GROWTH AND INCOME PORTFOLIO
Report of Independent Auditors..............................  F-91
Financial Statements........................................  F-92
Notes to Financial Statements...............................  F-102
MONEY MARKET PORTFOLIO
Report of Independent Auditors..............................  F-109
Financial Statements........................................  F-110
Notes to Financial Statements...............................  F-117

       THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED APRIL 30, 2003.

                                                                    LIT SAI 4/03

                              GENERAL INFORMATION

     Van Kampen Life Investment Trust (the "Trust") was originally organized as a business trust under the laws of the Commonwealth of Massachusetts on June 3, 1985 under the name American Capital Life Investment Trust. As of September 16, 1995, the Trust was reorganized as a business trust under the laws of the State of Delaware and changed its name to Van Kampen American Capital Life Investment Trust. On July 14, 1998, the Trust adopted its current name.

     Van Kampen Asset Management Inc. (the "Adviser" or "Asset Management"), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly-owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect, wholly-owned subsidiary of Morgan Stanley. The principal office of the Trust, each Portfolio, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The principal office of Investor Services is located at Harborside Financial Center, Plaza 2, Jersey City, NJ 07303-0947.

     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Portfolios, and further subdivided into one or more classes of shares of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

     Each Portfolio, except the Aggressive Growth Portfolio, currently offers two classes of shares, designated as Class I Shares and Class II Shares. The Aggressive Growth Portfolio currently offers only one class of shares, designated as Class II Shares. Other classes of a Portfolio may be established from time to time in accordance with provisions of the Declaration of Trust. Each class of shares of a Portfolio generally is identical in all respects except that each class bears its distribution and service expenses. Each class of shares of a Portfolio has exclusive voting rights with respect to its distribution and service fees.

     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution or service fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of a majority of the shares then outstanding cast in person or by proxy at such meeting. The Trust will assist such holders in communicating with other shareholders of the Trust to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

     As of April 1, 2003, no person was known by the Trust to own beneficially or to hold of record 5% or more of the outstanding Class I Shares or Class II Shares of any Portfolio except as set forth below. Except for initial shares held by or on behalf of the Adviser, the Trust offers its shares only to separate accounts of various insurance companies. Those separate accounts have authority to vote shares from which they have not received instructions from the contract owners, but only in the same proportion with respect to "yes" votes, "no" votes or abstentions as is the case with respect to shares for which instructions were received.

                                                                              CLASS
                                                                PERCENTAGE      OF
                 NAME AND ADDRESS OF HOLDER                     OWNERSHIP     SHARES
                 --------------------------                     ----------    ------
AGGRESSIVE GROWTH PORTFOLIO
Van Kampen Funds............................................      16.24%        II
  1 Parkview Plaza
  Oakbrook Terrace, IL 60181-4400
Protective Life Variable Annuity............................      80.33%        II
  Investment Products Services
  Protective Life Insurance Company
  P.O. Box 10648
  Birmingham, AL 35202-0648
COMSTOCK PORTFOLIO
Anchor National Life Insurance Co. .........................      20.82%        II
  Variable Separate Account & Variable
  Annuity Account Seven
  P.O. Box 54299
  Los Angeles, CA 90054-0299
Protective Life Variable Annuity............................      21.35%         I
  Investment Products Services
  Protective Life Insurance Co.
  P.O. Box 10648
  Birmingham, AL 35202-0648
The Travelers Sep Acct ABD for..............................      27.82%        II
  Variable Annuities of
  The Travelers Insurance Co.
  One Tower Square
  Hartford, CT 06183-0001
Allstate Life Insurance Company.............................       5.55%         I
  300 N. Milwaukee                                                10.95%        II
  Vernon Hills, IL 60051-1533
EMERGING GROWTH PORTFOLIO
Allstate Life Insurance Company.............................      22.56%         I
  300 N. Milwaukee                                                 7.47%        II
  Vernon Hills, IL 60061-1533
The Travelers Sep Acct ABD2.................................       9.75%         I
  For Variable Annuities of                                       17.14%        II
  The Travelers Insurance Co.
  Attn: Shareholder Accounting Dept.
  One Tower Sq. 6MS
  Hartford, CT 06183-0001

                                                                              CLASS
                                                                PERCENTAGE      OF
                 NAME AND ADDRESS OF HOLDER                     OWNERSHIP     SHARES
                 --------------------------                     ----------    ------
Protective Life Variable Annuity............................       7.41%         I
  Investment Products Services
  Protective Life Insurance Company
  P.O. Box 10648
  Birmingham, AL 35202-0648
ENTERPRISE PORTFOLIO
Nationwide Life Insurance Co. ..............................      12.48%         I
  Nationwide Variable Account--3
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Nationwide Life Insurance Co. ..............................      21.60%         I
  Nationwide VLI Separate Account
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Van Kampen Generations Variable Annuities...................      10.79%         I
  c/o American General Life Insurance Co.
  P.O. Box 1591
  Houston, TX 77251-1591
Hartford Life and Annuity Insurance Company.................       9.01%         I
  Separate Account Three                                           9.68%        II
  MSDW Select Dimensions
  Attn: David Ten Broeck
  P.O. Box 2999
  Hartford, CT 06104-2999
Protective Life Variable Annuity............................      22.45%         I
  Investment Products Services
  Protective Life Insurance Company
  P.O. Box 10648
  Birmingham, AL 35202-0648
Hartford Life Insurance Company.............................      46.23%        II
  Separate Account Three
  Attn: David Ten Broeck
  P.O. Box 2999
  Hartford, CT 06104-2999
The Travelers Sep Acct ABD2 for.............................       6.73%         I
  Variable Annuities of                                           33.78%        II
  The Travelers Insurance Co.
  One Tower Square 6MS
  Hartford, CT 06183-0001
The Travelers SEP Acct ABD for..............................      10.31%        II
  Variable Annuities of
  The Travelers Insurance Co.
  Attn: Shareholder Accounting 6MS
  One Tower Square
  Hartford, CT 06183-0001

                                                                              CLASS
                                                                PERCENTAGE      OF
                 NAME AND ADDRESS OF HOLDER                     OWNERSHIP     SHARES
                 --------------------------                     ----------    ------
GOVERNMENT PORTFOLIO
Nationwide Life Insurance Co. ..............................      28.53%         I
  Nationwide VLI Separate Account
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Van Kampen Generations Variable Annuities...................       7.23%         I
  c/o American General Life Insurance Co.
  P.O. Box 1591
  Houston, TX 77251-1591
The Travelers Sep Acct ABD2.................................      12.13%         I
  For Variable Annuities of                                       21.74%        II
  The Travelers Insurance Co.
     Attn: Shareholder Accounting 6MS
     One Tower Square
     Hartford, CT 06183-0001
Guardian Insurance & Annuity................................       7.24%        II
  VA 296
     Equity Account 3-5
     3900 Burgess Place
     Bethlehem, PA 18017-9097
Guardian Insurance & Annuity................................       6.71%        II
  VA 81
     Equity Account 3-5
     3900 Burgess Place
     Bethlehem, PA 18017-9097
GROWTH AND INCOME PORTFOLIO
Anchor National Life Insurance Co. .........................      18.54%        II
  Variable Separate Account & Variable
     Annuity Account Seven
     P.O. Box 54299
     Los Angeles, CA 90054-0299
Van Kampen American Capital Generations.....................      10.36%         I
  Variable Annuities
  c/o American General Life Insurance Co.
  P.O. Box 1591
  Houston, TX 77251-1591
Protective Life Variable Annuity............................       26.09         I
  Investment Products Services
  Protective Life Insurance Company
  P.O. Box 10648
  Birmingham, AL 35202-0648
The Travelers Separate Account ABD2 for.....................       8.70%         I
  Variable Annuities of                                           22.16%        II
  The Travelers Insurance Co.
  One Tower Square 6MS
  Hartford, CT 06183-0001

                                                                              CLASS
                                                                PERCENTAGE      OF
                 NAME AND ADDRESS OF HOLDER                     OWNERSHIP     SHARES
                 --------------------------                     ----------    ------
MONEY MARKET PORTFOLIO
Allstate Financial Advisors.................................       6.01%         I
  Separate Account I
  Nebraska Service Center
  2940 South 84th Street
  Lincoln, NE 68506-4142
Nationwide Life Insurance Co. ..............................       8.72%         I
  Nationwide VLI Separate Account
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Van Kampen Generations Variable Annuities...................       6.44%         I
  c/o American General Life Insurance Co.
  P.O. Box 1591
  Houston, TX 77251-1591
The Travelers Separate Account ABD2.........................      26.62%         I
  For Variable Annuities of                                       25.88%        II
  The Travelers Insurance Co.
  One Tower Square 6MS
  Hartford, CT 06183-0002
The Travelers SEP ACCT ABD for..............................       7.81%         I
  Variable Annuities of                                            9.08%        II
  The Travelers Insurance Co.
  Attn Shareholder Accounting 6MS
  One Tower Square
  Hartford, CT 06183-0001

                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

     The following disclosure supplements the disclosure set forth under the same caption in the Prospectuses and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectuses for a complete presentation of the matters disclosed below.

REPURCHASE AGREEMENTS

     Each Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., a Portfolio) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. Each Portfolio may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Portfolio's Board of Trustees. No Portfolio will invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by such Portfolio, would exceed the Portfolio's limitation on illiquid securities described herein. A Portfolio does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, a Portfolio could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds or portfolios advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds or portfolios that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the participating Portfolio(s) than would be available to the Portfolio(s) investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

     Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. A Portfolio pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.

FOREIGN SECURITIES

     Each Portfolio that invests in securities of foreign issuers also may purchase foreign securities in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities representing underlying shares of foreign companies. These securities may not necessarily be denominated in the same currency as the underlying securities but generally are denominated in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid by the ADR holders. In addition, less information generally is available for an unsponsored ADR than about a sponsored ADR and financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Portfolios may invest in ADRs through both sponsored and unsponsored arrangements. EDRs are receipts issued in Europe by banks or depositaries which evidence similar ownership arrangement.

FOREIGN CURRENCY TRANSACTIONS

     Each Portfolio's securities that are denominated or quoted in currencies other than the U.S. dollar will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affects the value of these securities in the Portfolio and the income or dividends and appreciation or depreciation of its investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Portfolio's assets denominated in that currency and the Portfolio's yield on such assets. In addition, the Portfolio will incur costs in connection with conversions between various currencies. A Portfolio may purchase and sell foreign currency on a spot basis (that is, cash basis) in connection with the settlement of transactions in securities traded in such foreign currency. A Portfolio also may enter into contracts with banks or other foreign currency brokers and dealers to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts to protect against changes in foreign currency exchange rates. A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Such foreign currency strategies may be employed before a Portfolio purchases a foreign security traded in the currency which a Portfolio anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefore is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the price of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The Portfolio will place cash or liquid securities in a segregated account having a value equal to the aggregate amount of the Portfolio's commitments under forward contracts. If the value of the securities placed in the segregated account declines, additional cash or securities are placed in the account on a daily basis so that the value of the account equals the amount of the Portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, a Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency by a forward sale contract at a price no higher than the forward contract price or a Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

DURATION

     Duration is a measure of the expected life of a debt security that was developed as an alternative to the concept of "term to maturity." Duration incorporates a debt security's yield, coupon interest payments, final maturity and call features into one measure. Traditionally a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates. However, "term to maturity" measures only the time until a debt security provides its final payment taking no account of the pattern of the security's payments of interest or principal prior to maturity. Duration is a measure of the expected life of a debt security on a present value basis expressed in years. It measures the length of the time interval between the present and the time when the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received), weighing them by the present value of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is always less than maturity, and for zero coupon issues, duration and term to maturity are equal. In general, the lower the coupon rate of interest or the longer the maturity, or the lower the yield-to-maturity of a debt security, the longer its duration; conversely, the higher the coupon rate of interest, the shorter the maturity or the higher the yield-to-maturity of a debt security, the shorter its duration. There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

MORTGAGE-RELATED SECURITIES

     The Government Portfolio invests in mortgage-related securities. Mortgage-related securities may be issued or guaranteed by an agency or instrumentality of the U.S. government, but not necessarily by the U.S. government itself. One type of mortgage-related security is a Government National Mortgage Association ("GNMA") Certificate which is backed as to principal and interest by the full faith and credit of the U.S. government. Another type of mortgage-related security is a Federal National Mortgage Association ("FNMA") Certificate. Principal and interest payments of FNMA Certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. government. A third type of mortgage-related security is a Federal Home Loan Mortgage Association Corporation ("FHLMC") Participation Certificate. This type of security is backed by FHLMC as to payment of principal and interest but, like a FNMA security, it is not backed by the full faith and credit of the U.S. government.

GNMA CERTIFICATES

     Government National Mortgage Association. The Government National Mortgage Association is a wholly owned corporate instrumentality of the United States within the U.S. Department of Housing and Urban Development. GNMA's principal programs involve its guarantees of privately issued securities backed by pools of mortgages.

     Nature of GNMA Certificates. GNMA Certificates are mortgage-backed securities. The Certificates evidence part ownership of a pool of mortgage loans. The Certificates which the Portfolio purchases are of the modified pass-through type. Modified pass-through Certificates entitle the holder to receive all interest and principal payments owned on the mortgage pool, net of fees paid to the GNMA Certificate issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

     GNMA Certificates are backed by mortgages and, unlike most bonds, their principal amount is paid back by the borrower over the length of the loan rather than in a lump sum at maturity. Principal payments received by the Portfolio will be reinvested in additional GNMA Certificates or in other permissible investments.

     GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers Home Administration or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

     Life of GNMA Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will result in the return of a portion of principal invested before the maturity of the mortgages in the pool.

     As prepayment rates of individual mortgage pools will vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA are normally used as an indicator of the expected average life of GNMA Certificates. These statistics indicate that the average life of single-family dwelling mortgages with 25-30 year maturities (the type of mortgages backing the vast majority of GNMA Certificates) is approximately twelve years. For this reason, it is customary for pricing purposes to consider GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

     Yield Characteristics of GNMA Certificates. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the GNMA Certificate issuer.

     The coupon rate by itself, however, does not indicate the yield which will be earned on the Certificates for the following reasons:

     1. Certificates are usually issued at a premium or discount, rather than at par.

     2. After issuance, Certificates usually trade in the secondary market at a premium or discount.

     3. Interest is paid monthly rather than semi-annually as is the case for traditional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA Certificates.

     4. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate. If mortgagors prepay their mortgages, the principal returned to Certificate holders may be reinvested at higher or lower rates.

     In quoting yields for GNMA Certificates, the customary practice is to assume that the Certificates will have a twelve-year life. Compared on this basis, GNMA Certificates have historically yielded roughly 1/4 of 1.00% more than high grade corporate bonds and 1/2 of 1.00% more than U.S. government and

U.S. government agency bonds. As the life of individual pools may vary widely, however, the actual yield earned on any issue of GNMA Certificates may differ significantly from the yield estimated on the assumption of a twelve-year life.

     Market for GNMA Certificates. Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make GNMA Certificates highly liquid instruments. Quotes for GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

FNMA SECURITIES

     The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all principal and interest payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the United States.

FHLMC SECURITIES

     The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"): mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the United States.

COLLATERALIZED MORTGAGE OBLIGATIONS

     The Government Portfolio may invest in collateralized mortgage obligations. Collateralized mortgage obligations are debt obligations issued generally by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgages which are secured by mortgage-related securities, including GNMA Certificates, FHLMC Certificates and FNMA Certificates, together with certain funds and other collateral. Scheduled distributions on the mortgage-related securities pledged to secure the collateralized mortgage obligations, together with certain funds and other collateral and reinvestment income thereon at an assumed reinvestment rate, will be sufficient to make timely payments of interest on the obligations and to retire the obligations not later than their stated maturity. Since the rate of payment of principal of any collateralized mortgage obligation will depend on the rate of payment (including prepayments) of the principal of the mortgage loans underlying the mortgage-related securities, the actual maturity of the obligation could occur significantly earlier than its stated maturity. Collateralized mortgage obligations may be subject to redemption under certain circumstances. The rate of interest borne by collateralized mortgage obligations may be either fixed or floating. In addition, certain collateralized mortgage obligations do not bear interest and are sold at a substantial discount (i.e., a price less than the principal amount). Purchase of a collateralized mortgage obligation at a substantial discount involves the risk that the anticipated yield on the purchase may not be realized if the underlying mortgage loans prepay at a slower than anticipated rate, since the yield depends significantly on the rate of prepayment of the underlying mortgages. Conversely, purchase of a collateralized mortgage obligation at a premium involves additional risk of loss of principal in the event of unanticipated prepayments of the mortgage loans underlying the mortgage-related securities since the premium may not have been fully amortized at the time the obligation is repaid. The market value of a collateralized mortgage obligation purchased at a substantial premium or discount is extremely volatile and the effects of prepayments on the underlying mortgage loans may increase such volatility.

     Although payment of the principal and interest on the mortgage-backed certificates pledged to secure collateralized mortgage obligations may be guaranteed by GNMA, FHLMC or FNMA, the collateralized mortgage obligations represent obligations solely of their issuers and generally are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency or instrumentality, or by any other person or entity. The issuers of collateralized mortgage obligations typically have no significant assets other than those pledged as collateral for the obligations.

LENDING OF SECURITIES

     Consistent with applicable legal and regulatory requirements and applicable investment restrictions, certain Portfolios may lend portfolio securities to broker-dealers, banks and other institutional borrowers of securities provided that such loans are callable at any time by the Portfolio, and are continuously secured by collateral that is at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Portfolio continues to receive the interest or dividend on the loaned securities, while at the same time earning interest on the collateral which is invested in short-term obligations or the Portfolio receives an agreed-upon amount of interest from the borrower of such security. The Portfolio may pay reasonable finders, administrative and custodial fees in connection with loans of its securities. There is no assurance as to the extent to which securities loans can be effected.

     If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy and when the consideration which can be earned from such loans is believed to justify the attendant risks. On termination of the loan, the borrower is required to return the securities to the Portfolio; any gain or loss in the market price during the loan would inure to the Portfolio.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Portfolio will follow the policy of calling the loan, whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Portfolio's investment in the securities which are the subject of the loan.

FORWARD COMMITMENTS

     Each of the Aggressive Growth Portfolio and the Government Portfolio may purchase or sell securities on a "when-issued" or "delayed-delivery" basis ("Forward Commitments"). These transactions occur when securities are purchased or sold by the Portfolio with payment and delivery taking place in the future, frequently a month or more after such transaction. The price is fixed on the date of the commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment takes place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price. The Portfolio may either settle a Forward Commitment by taking delivery of the securities or may either resell or repurchase a Forward Commitment on or before the settlement date in which event the Portfolio may reinvest the proceeds in another Forward Commitment.

     Relative to a Forward Commitment purchase, the Portfolio maintains a segregated account (which is marked-to-market daily) of cash or liquid securities (which may have maturities which are longer than the term of the Forward Commitment) in an aggregate amount equal to the amount of its commitment as long as the obligation to purchase continues. Since the market value of both the securities subject to the Forward

Commitment and the securities held in the segregated account may fluctuate, the use of Forward Commitments may magnify the impact of interest rate changes on the Portfolio's net asset value.

     A Forward Commitment sale is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the Forward Commitment. A Forward Commitment sale is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in value of a security or currency which the Portfolio owns or has the right to acquire. Only the Government Portfolio may engage in Forward Commitment transactions for cross-hedging purposes. In either circumstance, the Portfolio maintains in a segregated account (which is marked to market daily) either the security covered by the Forward Commitment or cash or liquid securities in an aggregate amount equal to the amount of its commitment as long as the obligation to sell continues. By entering into a Forward Commitment sale transaction, the Portfolio foregoes or reduces the potential for both gain and loss in the security which is being hedged by the Forward Commitment sale.

     When engaging in Forward Commitments, a Portfolio relies on the other party to complete the transaction. Should the other party fail to do so, the Portfolio might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure. Forward Commitments are not traded on an exchange and thus may be less liquid than exchange traded contracts.

INTEREST RATE TRANSACTIONS

     The Government Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Government Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Government Portfolio may also enter into these transactions to protect against any increase in the price of securities the Government Portfolio anticipates purchasing at a later date. The Government Portfolio does not intend to use these transactions as speculative investments and will not enter into interest rate swaps or sell interest rate caps or floors where it does not own or have the right to acquire the underlying securities or other instruments providing the income stream the Government Portfolio may be obligated to pay. Interest rate swaps involve the exchange by the Government Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but foregoes the benefit of an interest rate decline below the minimum amount. Interest rate swaps, caps, floors and collars may be treated as illiquid securities and be subject to the Government Portfolio's investment restriction limiting investment in illiquid securities.

     The Government Portfolio may enter into interest rate swaps, caps, floors and collars on either an asset-based or liability-based basis, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Government Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Government Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Government Portfolio. If the Government Portfolio enters into an interest rate swap on other than a net basis, the Government Portfolio would maintain a segregated account in the full amount accrued on a daily basis of the Government Portfolio's obligations with respect to the swap. Interest rate transactions do not constitute senior securities under the 1940 Act when the Government Portfolio segregates assets to cover the obligations under the transactions. The Government Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties approved by the Government Portfolio's Board of Trustees. The Adviser will monitor the creditworthiness of counterparties to its interest rate swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, the Government Portfolio will have contractual remedies pursuant to the agreements related to the transaction. To the extent the Government Portfolio sells (i.e., writes) caps, floors and collars, it will maintain in a segregated account cash or liquid securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Government Portfolio's net obligations with respect to the caps, floors or collars. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the market values, interest rates and other applicable factors, the investment performance of the Government Portfolio would diminish compared with what it would have been if these investment techniques were not used. The use of interest rate swaps, caps, collars and floors may also have the effect of shifting the recognition of income between current and future periods.

     These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Government Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Government Portfolio's risk of loss consists of the net amount of interest payments that the Government Portfolio contractually is entitled to receive.

ILLIQUID SECURITIES

     Each Portfolio, subject to its investment restrictions, may invest a portion of its assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Portfolio's Board of Trustees. Ordinarily, the Portfolio would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Portfolio. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Portfolio. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Portfolio's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Portfolio in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or the regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.

MONEY MARKET PORTFOLIO

     The Money Market Portfolio seeks to maintain a net asset value of $1.00 per share. To do so, the Money Market Portfolio uses the amortized cost method of valuing the Money Market Portfolio's securities pursuant to Rule 2a-7 under the 1940 Act, certain requirements of which are summarized below. There can be no assurance that the Money Market Portfolio will be able to maintain a stable net asset value of $1.00 per share.

     In accordance with Rule 2a-7, the Money Market Portfolio is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less and invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Money Market Portfolio's Board of Trustees to present minimal credit risks and which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Money Market Portfolio's Board of Trustees.

CONVERTIBLE SECURITIES

     A Portfolio's investments in convertible securities may include securities with enhanced convertible features or "equity-linked" features. These securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security on its own securities or securities it holds of another company or be issued by a third party (typically a brokerage firm or other financial entity) on a security of another company, (ii) may convert into equity securities, such as common stock, or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security,
(iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Generally these securities are designed to give investors enhanced yield opportunities to the equity securities of an issuer, but these securities may involve a limited appreciation potential, downside exposure, or a finite time in which to capture the yield advantage. For example, certain securities may provide a higher current dividend income than the dividend income on the underlying security while capping participation in the capital appreciation of such security. Other securities may involve arrangements with no interest or dividend payments made until maturity of the security or an enhanced principal amount received at maturity based on the yield and value of the underlying equity security during the security's term or at maturity. Besides enhanced yield opportunities, another advantage of using such securities is that they may be used for portfolio management or hedging purposes to reduce the risk of investing in a more volatile underlying equity security. There may be additional types of convertible securities with features not specifically referred to herein in which a Portfolio may invest consistent with its investment objective and policies.

     Investments in enhanced convertible or equity-linked securities may subject the Portfolio to additional risks not ordinarily associated with investments in traditional convertible securities. Particularly when such securities are issued by a third party on an underlying linked security of another company, the Portfolio is subject to risks if the underlying security underperforms or the issuer defaults on the payment of the dividend or the underlying security at maturity. In addition, the trading market for certain securities may be less liquid than for other convertible securities making it difficult for the Portfolio to dispose of a particular security in a timely manner, and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Portfolio's investments.

     For each of the Aggressive Growth Portfolio, Comstock Portfolio, Emerging Growth Portfolio and Enterprise Portfolio, up to 5% of such Portfolio's net assets may be invested in convertible securities that are below investment grade. For the Growth and Income Portfolio, up to 15% of such Portfolio's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly know as junk bonds. Although a Portfolio selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by a Portfolio there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

          OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     Each of the Portfolios, except the Money Market Portfolio, may, but is not required to, use various investment strategic transactions as described below to earn income, facilitate portfolio management and mitigate risks. Techniques and instruments may change over time as new instruments or strategies are developed or regulatory changes occur. Although the Adviser seeks to use these transactions to further a Portfolio's investment objective(s), no assurance can be given that the use of these transactions will achieve that result.

WRITING CALL AND PUT OPTIONS

     Purpose. Options may be utilized to hedge various market risks or to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. A Portfolio's current return can be expected to fluctuate because premiums earned from an option writing program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Writing options on portfolio securities also is likely to result in a higher portfolio turnover rate.

     Writing Options. The purchaser of a call option pays a premium to the writer (i.e., the seller) for the right to buy the underlying security from the writer at a specified price during a certain period. Each Portfolio writes call options only on a covered basis and only the Government Portfolio and Comstock Portfolio write call options either on a covered basis or for cross-hedging purposes. A call option is covered if at all times during the option period the Portfolio owns or has the right to acquire securities of the type that it would be obligated to deliver if any outstanding option were exercised. Thus, the Government Portfolio may write options on mortgage-related or other U.S. government securities or forward commitments of such securities. An option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a security which a Portfolio owns or has the right to acquire. In such circumstances, a Portfolio collateralizes the option by maintaining in a segregated account cash or liquid securities in an amount not less than the market value of the underlying security, marked to market daily, while the option is outstanding.

     The purchaser of a put option pays a premium to the writer (i.e., the seller) for the right to sell the underlying security to the writer at a specified price during a certain period. A Portfolio would write put options only on a secured basis, which means that, at all times during the option period, the Portfolio would maintain in a segregated account cash or liquid securities in an amount of not less than the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.

     Closing Purchase Transactions and Offsetting Transactions. To terminate its position as a writer of a call or put option, a Portfolio could enter into a "closing purchase transaction," which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously written by the Portfolio. The Portfolio would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is lesser (greater) than the premium it received on the sale of the option. A Portfolio would also realize a gain if an option it has written lapses unexercised.

     A Portfolio could write options that are listed on an exchange as well as options which are privately negotiated in over-the-counter transactions. A Portfolio could close out its position as writer of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, a Portfolio could purchase an offsetting option, which would not close out its position as a writer, but would provide an asset of equal value to its obligation under the option written. If a Portfolio is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has written, it will be required to maintain the securities subject to the call or the collateral underlying the put until a closing purchase transaction can be entered into (or the option is exercised or expires), even though it might not be advantageous to do so. The staff of the SEC currently takes the position that, in general, over-the-counter options on securities purchased by a Portfolio and portfolio securities "covering" the amount of such Portfolio's obligation pursuant to an over-the-counter option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Portfolio's limitation on illiquid securities described herein.

     Risks of Writing Options. By writing a call option, a Portfolio loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by writing a put option a Portfolio might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

PURCHASING CALL AND PUT OPTIONS

     A Portfolio could purchase call options to protect against anticipated increases in the prices of securities it wishes to acquire. In addition, the Aggressive Growth Portfolio, the Comstock Portfolio, the Emerging Growth Portfolio, the Enterprise Portfolio and the Growth and Income Portfolio may purchase call options for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, a Portfolio could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, a Portfolio would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

     Put options may be purchased to protect against anticipated declines in the market value of either specific portfolio securities or of a Portfolio's assets generally. In addition, the Aggressive Growth Portfolio, the Comstock Portfolio, the Emerging Growth Portfolio, the Enterprise Portfolio and the Growth and Income Portfolio may purchase put options for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options.

     In any case, the purchase of options for capital appreciation would increase a Portfolio's volatility by increasing the impact of changes in the market price of the underlying securities on the Portfolio's net asset value.

     The Government Portfolio will not purchase call or put options on securities if as a result, more than 10% of its net assets would be invested in premiums on such options.

     A Portfolio may purchase either listed or over-the-counter options.

RISK FACTORS APPLICABLE TO OPTIONS ON U.S. GOVERNMENT SECURITIES

     Treasury Bonds and Notes. Because trading interest in options written on Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

     Treasury Bills. Because the deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Portfolio holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, the Portfolio will hold the Treasury bills in a segregated account so that it will be treated as being covered.

     Mortgage-Related Securities. The following special considerations will be applicable to options on mortgage-related securities. Currently such options are only traded over-the-counter. Since the remaining principal balance of a mortgage-related security declines each month as a result of mortgage payments, the Portfolio as a writer of a mortgage-related call holding mortgage-related securities as "cover" to satisfy its delivery obligation in the event of exercise may find that the mortgage-related securities it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Portfolio will purchase additional mortgage-related securities from the same pool (if obtainable) or replacement mortgage-related securities in the cash market in order to maintain its cover. A mortgage-related security held by the Portfolio to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. If this should occur, the Portfolio will no longer be covered, and the Portfolio will either enter into a closing purchase transaction or replace such mortgage-related security with a mortgage-related security which represents cover. When the Portfolio closes its position or replaces such mortgage-related security, it may realize an unanticipated loss and incur transaction costs.

OPTIONS ON STOCK INDICES (AGGRESSIVE GROWTH PORTFOLIO, COMSTOCK PORTFOLIO, EMERGING GROWTH PORTFOLIO, ENTERPRISE PORTFOLIO AND GROWTH AND INCOME PORTFOLIO
ONLY)

     Options on stock indices are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive an amount of cash which amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

     Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. A stock index fluctuates with changes in the market values of the stocks included in the index. Options are currently traded on several exchanges.

     Gain or loss to a Portfolio on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, the Portfolio may offset its position in stock index options prior to expiration by entering into a closing transaction or it may let the option expire unexercised.

FOREIGN CURRENCY OPTIONS

     Certain Portfolios may purchase put and call options on foreign currencies to reduce the risk of currency exchange fluctuation. Premiums paid for such put and call options will be limited to no more than 5% of the Portfolio's net assets at any given time. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies are traded on certain United States and foreign exchanges. Exchange-traded options are expected to be purchased by the Portfolio from time to time and over-the-counter options may also be purchased, but only when the Adviser believes that a liquid secondary market exists for such options, although there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investment generally.

     The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market (conducted directly between currency traders, usually large commercial banks, and their customers) involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

FUTURES CONTRACTS

     Certain Portfolios may engage in transactions involving futures contracts and options on futures contracts in accordance with rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which the Trust and its Portfolios would be exempt from registration as a "commodity pool."

     Types of Contracts. An interest rate futures contract is an agreement pursuant to which a party agrees to take or make delivery of a specified debt security (such as U.S. Treasury bonds, U.S. Treasury notes, U.S. Treasury bills and GNMA Certificates) at a specified future time and at a specified price. Interest rate futures contracts also include cash settlement contracts based upon a specified interest rate such as the London interbank offering rate for dollar deposits, LIBOR.

     An index futures contract is an agreement pursuant to which a party agrees to take or make delivery of cash equal to a specified dollar amount times the difference between the index value at a specified time and the price at which the futures contract originally was struck. No physical delivery of the underlying securities in the index is made. Currently, securities index futures contracts can be purchased with respect to several indices on various exchanges. Differences in the securities included in the indexes may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged.

     A Portfolio also may invest in foreign securities index futures contracts traded outside the United States which involve additional risks, including fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues.

     Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, a Portfolio is required to deposit an amount of cash or liquid securities equal to a percentage (which will normally range between 1% and 10%) of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act or with its custodian in an account in the broker's name. This amount is known as initial margin. The nature of initial margin in futures contract transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Portfolio upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the initial margin account, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

     For example, when a Portfolio purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Portfolio receives a variation margin payment equal to that increase in value. Conversely, where the Portfolio purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Portfolio is required to make a variation margin payment.

     At any time prior to expiration of the futures contract, the Portfolio may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or a gain.

     Futures Contract Strategies. When a Portfolio anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Portfolio is otherwise fully invested ("anticipatory hedge"). Such purchase of a futures contract serves as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. A Portfolio may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Portfolio's securities ("defensive hedge"). To the extent that the Portfolio's investment portfolio changes in value in correlation with the underlying security or index, the sale of futures contracts substantially reduces the risk to a Portfolio of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Portfolio with attendant transaction costs. Ordinarily transaction costs associated with futures contract transactions are lower than transaction costs that would be incurred in the purchase and sale of the underlying securities.

     Special Risks Associated with Futures Contract Transactions. There are several risks connected with the use of futures contracts. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities or index; the risk of market distortion; the risk of illiquidity; and the risk of error in anticipating price movement.

     There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for this imperfect correlation, a Portfolio could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities underlying the futures contract. Conversely, a Portfolio could buy or sell futures contracts in a lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities underlying the futures contract. It is also possible that the value of futures contracts held by a Portfolio could decline at the same time as portfolio securities being hedged; if this occurred, the Portfolio would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

     There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities, currency or index underlying the futures contract due to certain market distortions. First, all participants in the futures contract market are subject to margin depository and maintenance requirements. Rather than meet additional margin depositary requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures contract market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures contract market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures contract markets may cause temporary price distortions. Due to the possibility of price distortion in the futures contract markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

     There is also the risk that futures contract markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although a Portfolio intends to purchase or sell futures contracts only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures contract position and, in the event of adverse price movement, a Portfolio would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Portfolio would lose the benefit of the appreciation in value of the securities.

     Successful use of futures contracts is also subject to the Adviser's ability to correctly predict the direction of movements in the market. For example, if the Portfolio hedges against a decline in the market, and market prices instead advance, the Portfolio will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Portfolio has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so to meet the daily variation margin.

     Although a Portfolio intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures contract exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures contract positions and subjecting some futures contract traders to substantial losses. In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the Portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

     A Portfolio will not enter into a futures contract or option (except for closing transactions) other than for bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options would exceed 5% of the Portfolio's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Certain state securities laws to which a Portfolio may be subject may further restrict the Portfolio's ability to engage in transactions in futures contracts and options on futures contracts. To prevent leverage in connection with the purchase of futures contracts by a Portfolio, an amount of cash or liquid securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account.

OPTIONS ON FUTURES CONTRACTS

     A Portfolio could also purchase and write options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, a Portfolio is subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by a Portfolio are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures contract position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. A Portfolio could purchase put options on futures contracts in lieu of, and for the same purposes as the sale of a futures contract; at the same time, it could write put options at a lower strike price (a "put bear spread") to offset part of the cost of the strategy to the Portfolio. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contract.

     Risks of Transactions in Options on Futures Contracts. In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures contracts. The Adviser will not purchase options on futures contracts unless, in the Adviser's opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to a Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). However there may be circumstances, such as when there is no movement in the price of the underlying security or index, when the use of an option on a future contract would result in a loss to the Portfolio when the use of a future contract would not.

ADDITIONAL RISKS OF OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be sold by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a Portfolio may write.

     In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in options, futures contracts or options on futures contracts, the Portfolio could experience delays or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits. Transactions are entered into by a Portfolio only with brokers or financial institutions deemed creditworthy by the Adviser.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

     Many derivative transactions, in addition to other requirements, require that a Portfolio segregate cash and liquid securities to the extent such Portfolio's obligations are not otherwise "covered" as described above. In general, either the full amount of any obligation by a Portfolio to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered (or securities convertible into the needed securities without additional consideration), or, subject to applicable regulatory restrictions, an amount of cash and liquid securities at least equal to the current amount of the obligation must be segregated. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. In the case of a futures contract or an option on a futures contract, a Portfolio must deposit initial margin and possible daily variation margin in addition to segregating cash and liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Derivative transactions may be covered by other means when consistent with applicable regulatory policies.

                            INVESTMENT RESTRICTIONS

     Each Portfolio has adopted the following restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of
(i) 67% or more of the Portfolio's voting securities present at a meeting, if the holders of more than 50% of the Portfolio's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Portfolio's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the limitations apply at the time of purchase and on an ongoing basis. The Portfolios are subject to the restrictions set forth below. (Those restrictions that are only applicable to certain Portfolios are noted as such.)

THE FOLLOWING RESTRICTIONS ARE APPLICABLE TO THE AGGRESSIVE GROWTH PORTFOLIO:

The Aggressive Growth Portfolio shall not:

      1. Invest in a manner inconsistent with its classification as a "diversified company" as provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time.

      2. Issue senior securities nor borrow money, except the Portfolio may issue senior securities or borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time.

      3. Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

      4. Invest in any security if, as a result, 25% or more of the value of the Portfolio's total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) excluding securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or securities of state and municipal governments or their political subdivisions, or (b) when the Portfolio has taken a temporary defensive position, or (c) as otherwise provided by (i) the 1940 Act, as amended from time to time,
         (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time.

      5. Purchase or sell real estate except that the Portfolio may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities and (f) as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time.

      6. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Portfolio from purchasing or selling options, futures contracts and options on futures contracts, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time.

      7. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Portfolio may invest are considered to be loans, (b) through the loan of portfolio securities,
         (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time.

     The Portfolio has an operating policy not to borrow money except for temporary purposes and then in an amount not in excess of 5% of the value of the total assets of the Portfolio at the time the borrowing is made.

THE FOLLOWING RESTRICTIONS ARE APPLICABLE TO THE COMSTOCK PORTFOLIO:

The Comstock Portfolio shall not:

      1. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except the United States government) or purchase more than 10% of the outstanding voting securities of any one issuer, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      2. Make short sales or purchase securities on margin; but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, and it may engage in transactions in options, futures contracts and options on futures contracts and make margin deposits and payments in connection therewith.

      3. Pledge any of its assets, except that the Portfolio may pledge assets having a value of not more than 10% of its total assets in order to secure permitted borrowings from banks. Such borrowings may not exceed 5% of the value of the Portfolio's assets and can be made only as a temporary measure for extraordinary or emergency purposes. Notwithstanding the foregoing, the Portfolio may engage in transactions in options, futures contracts and options on futures contracts, segregate or deposit assets to cover or secure options written, and make margin deposits and payments for futures contracts and options on futures contracts.

      4. Invest in securities issued by other investment companies, except part of a merger, reorganization or other acquisition and except to the extent permitted by (i) 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      5. Invest in real estate, commodities or commodities contracts, except that the Portfolio may engage in transactions in futures contracts and options on futures contracts.

      6. Invest in securities of a company for the purpose of exercising management or control, although the Portfolio retains the right to vote securities held by it, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      7. Engage in the underwriting of securities of other issuers, except that the Portfolio may sell an investment position even though it may be deemed to be an underwriter as that term is defined under the Securities Act of 1933.

      8. Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 5% of the Portfolio's assets would be invested in such securities, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      9. Invest more than 25% of its total net asset value in any one industry, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     10. Make loans except by the purchase of bonds or other debt obligations of types commonly offered publicly or privately and purchased by financial institutions, including investment in repurchase agreements, provided that the Portfolio will not make any investment in repurchase agreements maturing in more than seven days if such investments, together with any illiquid securities held by the Portfolio, would exceed 10% of the value of its net assets.

     In addition to the foregoing fundamental policies which may not be changed without shareholder approval, the Comstock Portfolio is subject to the following policies which may be amended by the Trustees. The Portfolio shall not:

      1. Invest in the securities of a foreign issuer if, at the time of acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of foreign issuers.

      2. Invest more than 5% of its net assets in warrants or rights valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on such basis) which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitations.

      3. Invest in interests in oil, gas, or other mineral exploration or development programs.

      4. Invest more than 5% of its assets in companies having a record, together with predecessors, of less than three years continuous operation and in securities not having readily available market quotations, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      5. Purchase or retain securities of any issuer if those officers and trustees of the Portfolio or its investment adviser who own individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

      6. Invest more than 5% of its assets in the securities of any one issuer other than the United States government, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      7. Pledge, mortgage or hypothecate its portfolio securities to the extent that at any time the percentage of pledged securities plus the sales load will exceed 10% of the offering price of the Fund's shares. Notwithstanding the foregoing, the Fund may engage in transactions in options, futures contracts and options on futures contracts, segregate or deposit assets to cover or secure options written, and make margin deposits or payments for futures contracts and options on futures contracts.

      8. Invest more than 10% of its net assets (determined at the time of investment) in illiquid securities and repurchase agreements that have a maturity of longer than seven days.

THE FOLLOWING RESTRICTIONS ARE APPLICABLE TO THE EMERGING GROWTH PORTFOLIO, THE ENTERPRISE PORTFOLIO, THE GOVERNMENT PORTFOLIO, THE GROWTH AND INCOME PORTFOLIO AND THE MONEY MARKET PORTFOLIO:

A Portfolio shall not:

      1. Invest in securities of any company if any officer or trustee of the Portfolio or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such company, and such officers and trustees own more than 5% of the outstanding securities of such issuer.

      2. Invest in companies for the purpose of acquiring control or management thereof except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      3. Underwrite securities of other companies, except insofar as a Portfolio might be deemed to be an underwriter for purposes of the Securities Act of 1933 in the resale of any securities owned by the Portfolio.

      4. Lend its portfolio securities in excess of 10% of its total assets, both taken at market value provided that any loans shall be in accordance with the guidelines established for such loans by the Board of Trustees of the Trust as described under "Investment Objective, Policies and Risks--Lending of Securities" including the maintenance of collateral from the borrower equal at all times to the current market value of the securities loaned.

THE FOLLOWING ADDITIONAL RESTRICTIONS ARE APPLICABLE TO THE EMERGING GROWTH
PORTFOLIO:

The Emerging Growth Portfolio shall not:

     1. Invest directly in real estate interests of any nature, although the Portfolio may invest indirectly through media such as real estate investment trusts.

     2. Invest in commodities or commodity contracts, except that the Portfolio may enter into transactions in futures contracts or options on futures contracts.

     3. Issue any of its securities for (a) services or (b) property other than cash or securities (including securities of which the Portfolio is the issuer), except as a dividend or distribution to its shareholders in connection with a reorganization.

     4. Issue senior securities and shall not borrow money except from banks as a temporary measure for extraordinary or emergency purposes and in an amount not exceeding 5% of the Portfolio's total assets. Notwithstanding the foregoing, the Portfolio may enter into transactions in options, futures contracts and options on futures contracts and may make margin deposits and payments in connection therewith.

     5. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured hereby); provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such investment company.

     6. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     7. Sell short or borrow for short sales. Short sales "against the box" are not subject to this limitation.

     8. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except obligations of the United States government, it agencies or instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     9. Invest in warrants in excess of 5% of its net assets (including, but not to exceed 2% in warrants which are not listed on the New York or American Stock Exchanges).

     10. Purchase securities of issuers which have a record of less than three years continuous operation if such purchase would cause more than 5% of the Portfolio's total assets to be invested in securities of such issuers except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     11. Invest more than 15% of its net assets in illiquid securities, including securities that are not readily marketable, restricted securities and repurchase agreements that have a maturity of more than seven days except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     12. Invest in interests in oil, gas, or other mineral exploration or developmental programs, except through the purchase of liquid securities of companies which engage in such businesses.

     13. Pledge, mortgage or hypothecate its portfolio securities or other assets to the extent that the percentage of pledged assets plus the sales load exceeds 10% of the offering price of the Portfolio's shares.

THE FOLLOWING ADDITIONAL RESTRICTIONS ARE APPLICABLE TO THE ENTERPRISE
PORTFOLIO:

The Enterprise Portfolio shall not:

     1. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     2. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     3. Make any investment in real estate, commodities or commodities contracts, except that the Portfolio may enter into transactions in options, futures contracts or options on futures contracts and may purchase securities secured by real estate or interests therein; or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

     4. Invest in interests in oil, gas, or other mineral exploration or development programs.

     5. Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 5% of the Portfolio's assets would be invested in such securities except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     6. Lend money, except that a Portfolio may invest in repurchase agreements in accordance with applicable requirements set forth in the Prospectus and may acquire debt securities which the Portfolio's investment policies permit. A Portfolio will not invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by the Portfolio, exceeds 10% of the market or other fair value of its total net assets; provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such investment company. See "Repurchase Agreements" in the Prospectus and herein.

     7. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby); provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such investment company.

     8. Make short sales of securities, unless at the time of the sale the Portfolio owns or has the right to acquire an equal amount of such securities. Notwithstanding the foregoing, the Portfolio may engage in transactions in options, futures contracts and options on futures contracts.

     9. Purchase securities on margin, except that a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Portfolio of initial or maintenance margin in connection with transactions in options, futures contracts or options on futures contracts is not considered the purchase of a security on margin.

     10. Invest more than 5% of its assets in companies having a record, together with predecessors, of less than three years continuous operation except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     11. Borrow in excess of 10% of the market or other fair value of its total assets, or pledge its assets to an extent greater than 5% of the market or other fair value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure for extraordinary or emergency purposes. Deposits in escrow in connection with the writing of covered call or secured put options, or in connection with the purchase or sale of futures contracts and options on futures contracts are not deemed or to be a pledge or other encumbrance.

     In addition, the following restrictions apply to, and may not be changed without the approval of the holders of a majority of the shares of, the Portfolio indicated:

          The Enterprise Portfolio may not invest more than 5% of its net assets in warrants or rights valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on such basis) which are not listed on the New York or American Stock Exchanges. Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitation. Furthermore, the Enterprise Portfolio may not invest in the securities of a foreign issuer if, at the time of acquisition, more than 10% of the value of the Enterprise Portfolio's total assets would be invested in such securities. Foreign investments may be subject to special risks, including future political and economic developments, the possible imposition of additional withholding taxes on dividend or interest income payable on the securities, or the seizure or nationalization of companies, or establishment of exchange controls or adoption of other restrictions which might adversely affect the investment.

THE FOLLOWING ADDITIONAL RESTRICTIONS ARE APPLICABLE TO THE GOVERNMENT
PORTFOLIO:

The Government Portfolio shall not:

     1. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     2. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time,
         (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     3. Make any investment in real estate, commodities or commodities contracts, except that the Portfolio may invest in interest rate futures contracts and options on futures contracts and may purchase securities secured by real estate or interests therein; or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

     4. Invest in interests in oil, gas, or other mineral exploration or development programs.

     5. Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 5% of the Portfolio's assets would be invested in such securities except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     6. Lend money, except that the Portfolio may invest in repurchase agreements in accordance with applicable requirements set forth in the Prospectus and may acquire debt securities which the Portfolio's investment policies permit. The Portfolio will not invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by the Portfolio, exceeds 10% of the market or other fair value of its total net assets. See "Repurchase Agreements" in the Prospectus and herein.

     7. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby).

     8. Make short sales of securities, unless at the time of the sale the Portfolio owns or has the right to acquire an equal amount of such securities. Notwithstanding the foregoing, the Portfolio may make short sales by entering into forward commitments for hedging or cross-hedging purposes and the Portfolio may engage in transactions in options, futures contracts and options on futures contracts.

     9. Purchase securities on margin, except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the

         Portfolio of initial or maintenance margin in connection with interest rate futures contracts or options on interest rate futures contracts transactions is not considered the purchase of a security on margin.

     10. Invest more than 5% of its assets in companies having a record, together with predecessors, of less than three years continuous operation except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     11. Borrow in excess of 10% of the market or other fair value of its total assets, or pledge its assets to an extent greater than 5% of the market or other fair value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure for extraordinary or emergency purposes. Deposits in escrow in connection with the writing of options, or in connection with the purchase or sale of futures contracts and related options are not deemed to be a pledge or other encumbrance.

     12. Write, purchase or sell puts, calls or combinations thereof, except that the Portfolio may (a) write covered or fully collateralized call options, write secured put options, and enter into closing or offsetting purchase transactions with respect to such options, (b) purchase options to the extent that the premiums paid for all such options owned at any time do not exceed 10% of its total assets, and enter into closing or offsetting transactions with respect to such options, and (c) engage in transactions in interest rate futures contracts and options on interest rate futures contracts provided that such transactions are entered into for bona fide hedging purposes (or that the underlying commodity value of the Portfolio's long positions do not exceed the sum of certain identified liquid investments as specified in CFTC regulations), provided further that the aggregate initial margin and premiums do not exceed 5% of the fair market value of the Portfolio's total assets, and provided further that the Portfolio may not purchase futures contracts or options on futures contracts if more than 30% of the Portfolio's total assets would be so invested.

THE FOLLOWING ADDITIONAL RESTRICTIONS ARE APPLICABLE TO THE GROWTH AND INCOME
PORTFOLIO:

The Growth and Income Portfolio shall not:

     1. Borrow money, except from a bank and then only as a temporary measure for extraordinary or emergency purposes but not for making additional investments and not in excess of 5% of the total net assets of the Portfolio taken at cost. In connection with any borrowing the Portfolio may pledge up to 15% of its total assets taken at cost. Notwithstanding the foregoing, the Portfolio may engage in transactions in options, futures contracts and options on futures contracts, segregate or deposit assets to cover or secure options written, and make margin deposits or payments for futures contracts and options on futures contracts.

     2. Purchase or sell interests in real estate, except readily marketable securities, including securities of real estate investment trusts.

     3. Purchase or sell commodities or commodities contracts, except that the Portfolio may enter into transactions in futures contracts and related options.

     4. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities, or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts and other investment strategies and instruments that would be considered "senior securities" but for the maintenance by the Portfolio of a segregated account with its custodian or some other form of "cover."

     5. Invest more than 25% of its total net asset value in any one industry provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such company.

     6. Invest more than 5% of the market value of its total assets at the time of purchase in the securities (except U.S. government securities) of any one issuer or purchase more than 10% of the outstanding voting securities of such issuer except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     In addition to the foregoing fundamental policies which may not be changed without shareholder approval, the Growth and Income Portfolio is subject to the following policies which may be amended by the Trustees.

     1. Purchase securities on margin, or sell securities short, but the Portfolio may enter into transactions in options, futures contracts and options on futures contracts and may make margin deposits and payments in connection therewith.

     2. The Portfolio may not invest in interests in oil, gas, or other mineral exploration or development programs, except that the Portfolio may acquire securities of public companies which themselves are engaged in such activities.

     3. Purchase securities of a corporation in which a trustee of the Portfolio owns a controlling interest.

     4. Permit officers or trustees of the Portfolio to profit by selling securities to or buying them from the Portfolio. However, companies with which the officers and trustees of the Portfolio are connected may enter into underwriting agreements with the Portfolio to sell its shares, sell securities to, and purchase securities from the Portfolio when acting as broker or dealer at the customary and usual rates and discounts, to the extent permitted by the 1940 Act, as amended from time to time.

     5. Investments in repurchase agreements and purchases by the Portfolio of a portion of an issue of publicly distributed debt securities shall not be considered the making of a loan.

     6. Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 15% of the value of the Portfolio's net assets would be invested in such securities except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     7. Invest more than 5% of the market value of its total assets in companies having a record together with predecessors of less than three years continuous operation and in securities not having readily available market quotations except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

THE FOLLOWING ADDITIONAL RESTRICTIONS ARE APPLICABLE TO THE MONEY MARKET
PORTFOLIO:

The Money Market Portfolio shall not:

     1. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     2. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     3. Make any investment in real estate, commodities or commodities contracts, except that the Portfolio may purchase securities secured by real estate or interests therein; or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

     4. Invest in interests in oil, gas, or other mineral exploration or development programs.

      5. Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 5% of the Portfolio's assets would be invested in such securities except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      6. Lend money, except that the Portfolio may invest in repurchase agreements in accordance with applicable requirements set forth in the Prospectus and may acquire debt securities which the Portfolio's investment policies permit. The Portfolio will not invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by the Portfolio, exceeds 10% of the market or other fair value of its total net assets. See "Repurchase Agreements" in the Prospectus and herein.

     7. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby and obligations of domestic branches of United States banks).

     8. Make short sales of securities, unless at the time of the sale the Portfolio owns or has the right to acquire an equal amount of such securities.

     9. Purchase securities on margin, except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

     10. Invest more than 5% of its assets in companies having a record, together with predecessors, of less than three years continuous operation except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     11. Write put or call options.

     12. Borrow in excess of 10% of the market or other fair value of its total assets, or pledge its assets to an extent greater than 5% of the market or other fair value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure for extraordinary or emergency purposes. Deposits in escrow in connection with the writing of covered call or secured put options, or in connection with the purchase or sale of futures contracts and options on futures contracts are not deemed or to be a pledge or other encumbrance.

     13. Purchase any security which matures more than one year from the date of purchase.

                             TRUSTEES AND OFFICERS

     The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees and the Trust's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Trust and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

                              INDEPENDENT TRUSTEES

                                                                                                      NUMBER OF
                                          TERM OF                                                      FUNDS IN
                                         OFFICE AND                                                      FUND
                            POSITION(S)  LENGTH OF                                                     COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INDEPENDENT TRUSTEE         TRUST       SERVED    DURING PAST 5 YEARS                              BY TRUSTEE
J. Miles Branagan (70)      Trustee          +       Private investor. Trustee/Director of funds in       55
1632 Morning Mountain Road                           the Fund Complex. Co-founder, and prior to
Raleigh, NC 27614                                    August 1996, Chairman, Chief Executive Officer
                                                     and President, MDT Corporation (now known as
                                                     Getinge/Castle, Inc., a subsidiary of Getinge
                                                     Industrier AB), a company which develops,
                                                     manufactures, markets and services medical and
                                                     scientific equipment.
Jerry D. Choate (64)        Trustee          +       Trustee/Director of funds in the Fund Complex.       55
33971 Selva Road                                     Prior to January 1999, Chairman and Chief
Suite 130                                            Executive Officer of the Allstate Corporation
Dana Point, CA 92629                                 ("Allstate") and Allstate Insurance Company.
                                                     Prior to January 1995, President and Chief
                                                     Executive Officer of Allstate. Prior to August
                                                     1994, various management positions at Allstate.
Linda Hutton Heagy (54)     Trustee          +       Regional Managing Partner of Heidrick &              55
Sears Tower                                          Struggles, an executive search firm.
233 South Wacker Drive                               Trustee/Director of funds in the Fund Complex.
Suite 7000                                           Trustee on the University of Chicago Hospitals
Chicago, IL 60606                                    Board, Vice Chair of the Board of the YMCA of
                                                     Metropolitan Chicago and a member of the
                                                     Women's Board of the University of Chicago.
                                                     Prior to 1997, Partner, Ray & Berndtson, Inc.,
                                                     an executive recruiting firm. Prior to 1996,
                                                     Trustee of The International House Board, a
                                                     fellowship and housing organization for
                                                     international graduate students. Formerly,
                                                     Executive Vice President of ABN AMRO, N.A., a
                                                     Dutch bank holding company. Prior to 1992,
                                                     Executive Vice President of La Salle National
                                                     Bank.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
J. Miles Branagan (70)
1632 Morning Mountain Road
Raleigh, NC 27614
Jerry D. Choate (64)        Director of Amgen
33971 Selva Road            Inc., a
Suite 130                   biotechnological
Dana Point, CA 92629        company, and Director
                            of Valero Energy
                            Corporation, an
                            independent refining
                            company.
Linda Hutton Heagy (54)
Sears Tower
233 South Wacker Drive
Suite 7000
Chicago, IL 60606

                                                                                                      NUMBER OF
                                          TERM OF                                                      FUNDS IN
                                         OFFICE AND                                                      FUND
                            POSITION(S)  LENGTH OF                                                     COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INDEPENDENT TRUSTEE         TRUST       SERVED    DURING PAST 5 YEARS                              BY TRUSTEE
R. Craig Kennedy (51)       Trustee          +       Director and President, German Marshall Fund of      55
11 DuPont Circle, N.W.                               the United States, an independent U.S.
Washington, D.C. 20016                               foundation created to deepen understanding,
                                                     promote collaboration and stimulate exchanges
                                                     of practical experience between Americans and
                                                     Europeans. Trustee/Director of funds in the
                                                     Fund Complex. Formerly, advisor to the Dennis
                                                     Trading Group Inc., a managed futures and
                                                     option company that invests money for
                                                     individuals and institutions. Prior to 1992,
                                                     President and Chief Executive Officer, Director
                                                     and member of the Investment Committee of the
                                                     Joyce Foundation, a private foundation.
Jack E. Nelson (67)         Trustee          +       President, Nelson Investment Planning Services,      55
423 Country Club Drive                               Inc., a financial planning company and
Winter Park, FL 32789                                registered investment adviser in the State of
                                                     Florida. President, Nelson Ivest Brokerage
                                                     Services Inc., a member of the NASD and
                                                     Securities Investors Protection Corp.
                                                     Trustee/Director of funds in the Fund Complex.
Suzanne H. Woolsey (61)     Trustee          +       Chief Communications Officer of the National         55
2101 Constitution Ave.,                              Academy of Sciences/National Research Council,
N.W.                                                 an independent, federally chartered policy
Room 285                                             institution, since 2001 and previously Chief
Washington, D.C. 20418                               Operating Officer from 1993 to 2001.
                                                     Trustee/Director of funds in the Fund Complex.
                                                     Director of the Institute for Defense Analyses,
                                                     a federally funded research and development
                                                     center, Director of the German Marshall Fund of
                                                     the United States, Trustee of Colorado College
                                                     and Vice Chair of the Board of the Council for
                                                     Excellence in Government. Prior to 1993,
                                                     Executive Director of the Commission on
                                                     Behavioral and Social Sciences and Education at
                                                     the National Academy of Sciences/ National
                                                     Research Council. From 1980 through 1989,
                                                     Partner of Coopers & Lybrand.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
R. Craig Kennedy (51)
11 DuPont Circle, N.W.
Washington, D.C. 20016
Jack E. Nelson (67)
423 Country Club Drive
Winter Park, FL 32789
Suzanne H. Woolsey (61)     Director of Neurogen
2101 Constitution Ave.,     Corporation, a
N.W.                        pharmaceutical
Room 285                    company, since
Washington, D.C. 20418      January 1998.

                              INTERESTED TRUSTEES*

                                                                                                       NUMBER OF
                                           TERM OF                                                      FUNDS IN
                                          OFFICE AND                                                      FUND
                            POSITION(S)   LENGTH OF                                                     COMPLEX
NAME, AGE AND ADDRESS        HELD WITH       TIME      PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INTERESTED TRUSTEE          TRUST        SERVED     DURING PAST 5 YEARS                             BY TRUSTEE
Mitchell M. Merin* (49)     Trustee,     +; President  President and Chief Executive Officer of funds      55
1221 Avenue of the          President    and Chief     in the Fund Complex since November 2002.
Americas                    and Chief    Executive     Trustee/ Director of certain funds in the Fund
New York, NY 10020          Executive    Officer       Complex since 1999. President and Chief
                            Officer      since 2002    Operating Officer of Morgan Stanley Investment
                                                       Management since December 1998. President and
                                                       Director since April 1997 and Chief Executive
                                                       Officer since June 1998 of Morgan Stanley
                                                       Investment Advisors Inc. and Morgan Stanley
                                                       Services Company Inc. Chairman, Chief
                                                       Executive Officer and Director of Morgan
                                                       Stanley Distributors Inc. since June 1998.
                                                       Chairman since June 1998, and Director since
                                                       January 1998 of Morgan Stanley Trust. Director
                                                       of various Morgan Stanley subsidiaries.
                                                       President of the Morgan Stanley Funds since
                                                       May 1999. Previously Chief Strategic Officer
                                                       of Morgan Stanley Investment Advisors Inc. and
                                                       Morgan Stanley Services Company Inc. and
                                                       Executive Vice President of Morgan Stanley
                                                       Distributors Inc. April 1997-June 1998, Vice
                                                       President of the Morgan Stanley Funds May
                                                       1997-April 1999, and Executive Vice President
                                                       of Dean Witter, Discover & Co. prior to May
                                                       1997.
Richard F. Powers, III*     Trustee           +        Trustee/Director of funds in the Fund Complex.      92
(57)                                                   Prior to December 2002, Chairman, President,
1 Parkview Plaza                                       Chief Executive Officer, Director and Managing
P.O. Box 5555                                          Director of Van Kampen Investments and its
Oakbrook Terrace, IL 60181                             investment advisory, distribution and other
                                                       subsidiaries. Prior to December 2002,
                                                       President and Chief Executive Officer of funds
                                                       in the Fund Complex. Prior to May 1998,
                                                       Executive Vice President and Director of
                                                       Marketing at Morgan Stanley and Director of
                                                       Dean Witter, Discover & Co. and Dean Witter
                                                       Realty. Prior to 1996, Director of Dean Witter
                                                       Reynolds Inc.
Wayne W. Whalen* (63)       Trustee           +        Partner in the law firm of Skadden, Arps,           92
333 West Wacker Drive                                  Slate, Meagher & Flom (Illinois), legal
Chicago, IL 60606                                      counsel to funds in the Fund Complex.
                                                       Trustee/Director/Managing General Partner of
                                                       funds in the Fund Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE       HELD BY TRUSTEE
Mitchell M. Merin* (49)
1221 Avenue of the
Americas
New York, NY 10020
Richard F. Powers, III*
(57)
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181
Wayne W. Whalen* (63)
333 West Wacker Drive
Chicago, IL 60606

------------------------------------

+ See Table D below.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

                                    OFFICERS

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  TRUST           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (62)          Vice President          ++      Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.                                           Investments, and Managing Director and President of the
45th Floor                                                    Advisers and Van Kampen Advisors Inc. Vice President of
Houston, TX 77056                                             funds in the Fund Complex. Prior to December 2000, Executive
                                                              Vice President and Chief Investment Officer of Van Kampen
                                                              Investments, and President and Chief Operating Officer of
                                                              the Advisers. Prior to April 2000, Executive Vice President
                                                              and Chief Investment Officer for Equity Investments of the
                                                              Advisers. Prior to October 1998, Vice President and Senior
                                                              Portfolio Manager with AIM Capital Management, Inc. Prior to
                                                              February 1998, Senior Vice President and Portfolio Manager
                                                              of Van Kampen American Capital Asset Management, Inc., Van
                                                              Kampen American Capital Investment Advisory Corp. and Van
                                                              Kampen American Capital Management, Inc.
Joseph J. McAlinden (60)      Chief Investment        ++      Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   Officer                         Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020                                            Management Inc. and Morgan Stanley Investments LP and
                                                              Director of Morgan Stanley Trust for over 5 years.
A. Thomas Smith III (46)      Vice President and      ++      Managing Director and Director of Van Kampen Investments,
1221 Avenue of                Secretary                       Director of the Advisers, Van Kampen Advisors Inc., the
the Americas                                                  Distributor, Investor Services and certain other
New York, NY 10020                                            subsidiaries of Van Kampen Investments. Managing Director
                                                              and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President or Principal Legal
                                                              Officer and Secretary of funds in the Fund Complex. Prior to
                                                              July 2001, Managing Director, General Counsel, Secretary and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Investor Services, and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to December
                                                              2000, Executive Vice President, General Counsel, Secretary
                                                              and Director of Van Kampen Investments, the Advisers, Van
                                                              Kampen Advisors Inc., the Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                              Counsel to New York Life Insurance Company ("New York
                                                              Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                              Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                              Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                              1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.
John R. Reynoldson (49)       Vice President          ++      Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                              Inc. Vice President of funds in the Fund Complex. Prior to
P.O. Box 5555                                                 July 2001, Principal and Co-head of the Fixed Income
Oakbrook Terrace, IL 60181                                    Department of the Advisers and Van Kampen Advisors Inc.
                                                              Prior to December 2000, Senior Vice President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to May 2000, Mr.
                                                              Reynoldson managed the investment grade taxable group for
                                                              the Advisers since July 1999. From July 1988 to June 1999,
                                                              Mr. Reynoldson managed the government securities bond group for Asset Management. Mr. Reynoldson has been with Asset
                                                              Management since April 1987.
John L. Sullivan (47)         Vice President,         ++      Managing Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Chief Financial                 and Van Kampen Advisors Inc. Vice President, Chief Financial
P.O. Box 5555                 Officer and                     Officer and Treasurer of funds in the Fund Complex. Head of
Oakbrook Terrace, IL 60181    Treasurer                       Fund Accounting for Morgan Stanley Investment Management.

------------------------------------

++ See Table E below.

     As of the date of this Statement of Additional Information, each trustee/director holds the same position with each of 55 operating open-end funds in the Fund Complex (the "Open-End Fund Complex"). Each trustee/director who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Open-End Fund Complex. Each fund in the Open-End Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Open-End Fund Complex provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

     The compensation of each Non-Affiliated Trustee for the Open-End Fund Complex includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Open-End Fund Complex on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Open-End Fund Complex in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee/director, provided that no compensation will be paid in connection with certain telephonic special meetings.

     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Portfolio and earn a rate of return determined by reference to the return on the common shares of the Portfolio or other funds in the Open-End Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Open-End Fund Complex. To the extent permitted by the 1940 Act, the Portfolio may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each individual Portfolio.

     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Portfolio prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from the Portfolio. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Portfolio. The retirement plan contains an Open-End Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE

                                                                   Open-End Fund Complex
                                                       ----------------------------------------------
                                                                        Aggregate
                                                        Aggregate       Estimated           Total
                                                       Pension or     Maximum Annual    Compensation
                                                       Retirement     Benefits from        before
                                         Aggregate      Benefits       the Open-End     Deferral from
                                        Compensation   Accrued as      Fund Complex       Open-End
                                          from the       Part of           Upon             Fund
                    Name(1)               Trust(2)     Expenses(3)    Retirement(4)      Complex(5)
                    -------             ------------   -----------   ----------------   -------------
          J. Miles Branagan                $8,466        $64,907         $60,000          $107,000
          Jerry D. Choate                   8,466         24,774          60,000           107,000
          Linda Hutton Heagy                8,466          6,858          60,000           107,000
          R. Craig Kennedy                  8,466          4,617          60,000           107,000
          Jack E. Nelson                    8,466         33,020          60,000           107,000
          Wayne W. Whalen                   8,466         22,198          60,000           107,000(5)
          Suzanne H. Woolsey                8,466         15,533          60,000           107,000

------------------------------------

(1) Trustees not eligible for compensation are not included in the Compensation Table. Phillip B. Rooney resigned as a member of the Board of Trustees for the Portfolios and other funds in the Open-End Fund Complex on March 27, 2002.

(2) The amounts shown in this column represent the aggregate compensation before deferral from all operating portfolios of the Trust during the fiscal year ended December 31, 2002. The details of aggregate compensation before deferral for each portfolio during the fiscal year ended December 31, 2002 are shown in Table A below. The details of compensation deferred for each Portfolio during the fiscal year ended December 31, 2002 are shown in Table B below. Amounts deferred are retained by the respective Portfolio and earn a rate of return determined by reference to either the return on the common shares of the Portfolio or other funds in the Open-End Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Open-End Fund Complex. To the extent permitted by the 1940 Act, each Portfolio may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The details of cumulative deferred compensation (including interest) accrued with respect to each trustee from each Portfolio as of the fiscal year ended December 31, 2002 are shown on Table C below. The deferred compensation plan is described above the Compensation Table.

(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating investment companies in the Open-End Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2002. The retirement plan is described above the Compensation Table.

(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Open-End Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table.

(5) The amounts shown in this column represent the aggregate compensation paid by all funds in the Open-End Fund Complex as of December 31, 2002 before deferral by the trustees under the deferred compensation plan. Because the funds in the Open-End Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Open-End Fund Complex during the calendar year ended December 31, 2002. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Open-End Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Open-End Fund Complex. To the extent permitted by the 1940 Act, a Portfolio may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Open-End Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen earned total compensation of $245,750 during the calendar year ended December 31, 2002.

                                                                         TABLE A
         2002 AGGREGATE COMPENSATION FROM THE TRUST AND EACH PORTFOLIO

                                                                                             TRUSTEE
                                                      FISCAL    -----------------------------------------------------------------
                  PORTFOLIO NAME                     YEAR-END   BRANAGAN   CHOATE   HEAGY    KENNEDY   NELSON   WHALEN    WOOLSEY
                  --------------                     --------   --------   ------   -----    -------   ------   ------    -------
  Aggressive Growth Portfolio......................   12/31      $1,004    $1,004   $1,004   $1,004    $1,004   $1,004    $1,004
  Comstock Portfolio...............................   12/31       1,304     1,304    1,304    1,304     1,304    1,304     1,304
  Emerging Growth Portfolio........................   12/31       1,503     1,503    1,503    1,503     1,503    1,503     1,503
  Enterprise Portfolio.............................   12/31       1,164     1,164    1,164    1,164     1,164    1,164     1,164
  Government Portfolio.............................   12/31       1,108     1,108    1,108    1,108     1,108    1,108     1,108
  Growth and Income Portfolio......................   12/31       1,310     1,310    1,310    1,310     1,310    1,310     1,310
  Money Market Portfolio...........................   12/31       1,073     1,073    1,073    1,073     1,073    1,073     1,073
                                                                 ------    ------   ------   ------    ------   ------    ------
                                                                 $8,466    $8,466   $8,466   $8,466    $8,466   $8,466    $8,466
                                                                 ======    ======   ======   ======    ======   ======    ======

                                                                         TABLE B

     2002 AGGREGATE COMPENSATION DEFERRED FROM THE TRUST AND EACH PORTFOLIO

                                                                                           TRUSTEE
                                                               FISCAL    --------------------------------------------
                       PORTFOLIO NAME                         YEAR-END   BRANAGAN   CHOATE   HEAGY    NELSON   WHALEN
                       --------------                         --------   --------   ------   -----    ------   ------
  Aggressive Growth Portfolio...............................   12/31      $1,004    $1,004   $1,004   $1,004   $1,004
  Comstock Portfolio........................................   12/31       1,304     1,304    1,304    1,304    1,304
  Emerging Growth Portfolio.................................   12/31       1,503     1,503    1,503    1,503    1,503
  Enterprise Portfolio......................................   12/31       1,164     1,164    1,164    1,164    1,164
  Government Portfolio......................................   12/31       1,108     1,108    1,108    1,108    1,108
  Growth and Income Portfolio...............................   12/31       1,310     1,310    1,310    1,310    1,310
  Money Market Portfolio....................................   12/31       1,073     1,073    1,073    1,073    1,073
                                                                          ------    ------   ------   ------   ------
                                                                          $8,466    $8,466   $8,466   $8,466   $8,466
                                                                          ======    ======   ======   ======   ======

                                                                         TABLE C

        CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM THE TRUST
                               AND EACH PORTFOLIO

                                                                  CURRENT TRUSTEES                        FORMER TRUSTEES
                                   FISCAL    ----------------------------------------------------------   ----------------
         PORTFOLIO NAME           YEAR-END   BRANAGAN   CHOATE     HEAGY    KENNEDY   NELSON    WHALEN    MILLER    REES
         --------------           --------   --------   ------     -----    -------   ------    ------    ------    ----
  Aggressive Growth Portfolio....  12/31     $ 2,063    $ 1,700   $ 1,526   $   705   $ 1,723   $ 1,778   $    0   $     0
  Comstock Portfolio.............  12/31       3,872      2,908     2,451     1,314     2,926     2,937        0         0
  Emerging Growth Portfolio......  12/31       8,306      3,825     4,504     3,446     7,915     6,452      463       149
  Enterprise Portfolio...........  12/31      14,047      4,893     7,020     6,649    14,230    10,930    1,059     8,596
  Government Portfolio...........  12/31      13,376      4,615     6,570     6,165    13,542    10,390    1,009     8,411
  Growth and Income Portfolio....  12/31      10,170      4,887     5,091     3,959     7,912     6,974        0         0
  Money Market Portfolio.........  12/31       6,972      2,692     3,588     3,015     7,020     5,500      499     4,873
                                             -------    -------   -------   -------   -------   -------   ------   -------
                                             $58,806    $25,520   $30,750   $25,253   $55,268   $44,961   $3,030   $22,029
                                             =======    =======   =======   =======   =======   =======   ======   =======

                                         FORMER TRUSTEES
                                   ----------------------------
         PORTFOLIO NAME            ROBINSON   ROONEY     SISTO
         --------------            --------   ------     -----
  Aggressive Growth Portfolio....   $    0    $   648   $    75
  Comstock Portfolio.............        0      1,380       871
  Emerging Growth Portfolio......      874      3,070     2,697
  Enterprise Portfolio...........    2,006      5,497    26,933
  Government Portfolio...........    1,850      5,190    21,675
  Growth and Income Portfolio....        0      4,598     3,749
  Money Market Portfolio.........      875      2,555     9,934
                                    ------    -------   -------
                                    $5,605    $22,938   $65,934
                                    ======    =======   =======

                                                                         TABLE D

      YEAR TRUSTEE ELECTION OR APPOINTMENT TO EACH PORTFOLIO OF THE TRUST

                PORTFOLIO NAME                   BRANAGAN   CHOATE   HEAGY   KENNEDY   MERIN   NELSON   POWERS   WHALEN   WOOLSEY
                --------------                   --------   ------   -----   -------   -----   ------   ------   ------   -------
  Aggressive Growth Portfolio..................    2000      2000    2000     2000     2000     2000     2000     2000     2000
  Comstock Portfolio...........................    1998      1999    1998     1998     1999     1998     1999     1998     1999
  Emerging Growth Portfolio....................    1995      1999    1995     1995     1999     1995     1999     1995     1999
  Enterprise Portfolio.........................    1991      1999    1995     1995     1999     1995     1999     1995     1999
  Government Portfolio.........................    1991      1999    1995     1995     1999     1995     1999     1995     1999
  Growth and Income Portfolio..................    1995      1999    1995     1995     1999     1995     1999     1995     1999
  Money Market Portfolio.......................    1991      1999    1995     1995     1999     1995     1999     1995     1999

                                                                         TABLE E

     YEAR OF OFFICER ELECTION OR APPOINTMENT TO EACH PORTFOLIO OF THE TRUST

PORTFOLIO NAME                                                BOYD    MCALINDEN    REYNOLDSON    SMITH    SULLIVAN
--------------                                                ----    ---------    ----------    -----    --------
  Aggressive Growth Portfolio...............................  2000      2002          2000       2000       2000
  Comstock Portfolio........................................  1998      2002          2000       1999       1998
  Emerging Growth Portfolio.................................  1998      2002          2000       1999       1996
  Enterprise Portfolio......................................  1998      2002          2000       1999       1996
  Government Portfolio......................................  1998      2002          2000       1999       1996
  Growth and Income Portfolio...............................  1998      2002          2000       1999       1996
  Money Market Portfolio....................................  1998      2002          2000       1999       1996

     During the Portfolios' last fiscal year, the Board of Trustees had three standing committees (an audit committee, a brokerage and services committee and a retirement plan committee) and one ad hoc committee (a nominating committee). Each committee is comprised of trustees who are not "interested persons" of the Portfolio (as defined by the 1940 Act) (referred to herein as "Independent Trustees" or "non-interested trustees)".

     The Board's audit committee consists of J. Miles Branagan, Jerry D. Choate and R. Craig Kennedy. The audit committee makes recommendations to the Trust's Board of Trustees concerning the selection of the Trust's independent public auditors, reviews with such auditors the scope and results of the Trust's annual audit and considers any comments which the auditors may have regarding the Trust's financial statements, books of account or internal controls.

     The Board's brokerage and services committee consists of Linda Hutton Heagy, Jack E. Nelson and Suzanne H. Woolsey. The brokerage and services committee reviews each Portfolio's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services. The Board's retirement plan committee consists of Linda Hutton Heagy, R. Craig Kennedy and Jack E. Nelson. The retirement plan committee is responsible for reviewing the terms of each Portfolio's retirement plan and reviews any administrative matters which arise with respect thereto. During the Portfolios' last fiscal year, the audit committee of the Board held four meetings and the brokerage and services committee of the Board held six meetings. The retirement plan committee of the Board does not meet on a regular basis, but does meet on an ad hoc basis as necessary to administer the retirement plan.

     The non-interested trustees of the Trust select and nominate any other non-interested trustees of the Trust. The Board has an ad hoc nominating committee currently consisting of J. Miles Branagan, Linda Hutton Heagy, and R. Craig Kennedy. While the non-interested trustees of the Trust expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will review nominations from shareholders to fill any vacancies. Nominations from shareholders should be in writing and addressed to the non-interested trustees at each Portfolio's office.

     In addition to deferred compensation balances as described in the Compensation Table, as of December 31, 2002, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Trust beneficially owned equity securities of the Portfolios and of all of the funds in the Open-End Fund Complex overseen by the trustee in the dollar range amounts specified below.

                2002 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

                    INDEPENDENT TRUSTEES                                                 TRUSTEES
                    --------------------                      ---------------------------------------------------------------
    DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIOS       BRANAGAN    CHOATE     HEAGY     KENNEDY     NELSON    WOOLSEY
    ---------------------------------------------------       --------    ------     -----     -------     ------    -------
  Aggressive Growth Portfolio...............................    none       none       none       none       none       none
  Comstock Portfolio........................................    none       none       none       none       none       none
  Emerging Growth Portfolio.................................    none       none       none       none       none       none
  Enterprise Portfolio......................................    none       none       none       none       none       none
  Government Portfolio......................................    none       none       none       none       none       none
  Growth and Income Portfolio...............................    none       none       none       none       none       none
  Money Market Portfolio....................................    none       none       none       none       none       none
                                                              --------   --------   --------   --------   --------   --------
    Aggregate dollar range of equity securities in all
      registered investment companies overseen by Trustee in
      the Open-End Fund complex.............................    over     $10,001-   $10,001-     over                  $1-
                                                              $100,000   $50,000    $50,000    $100,000     none     $10,000
                                                              ========   ========   ========   ========   ========   ========

                    INTERESTED TRUSTEES                                  TRUSTEES
                    -------------------                       ------------------------------
    DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIOS        MERIN      POWERS     WHALEN
    ---------------------------------------------------        -----      ------     ------
  Aggressive Growth Portfolio...............................    none       none       none
  Comstock Portfolio........................................    none       none       none
  Emerging Growth Portfolio.................................    none       none       none
  Enterprise Portfolio......................................    none       none       none
  Government Portfolio......................................    none       none       none
  Growth and Income Portfolio...............................    none       none       none
  Money Market Portfolio....................................    none       none       none
                                                              --------   --------   --------
    Aggregate dollar range of equity securities in all
     registered investment companies overseen by Trustee in
     the Open-End Fund complex..............................    over       over       over
                                                              $100,000   $100,000   $100,000
                                                              ========   ========   ========

     As of April 1, 2003, the trustees and officers of the Trust as a group owned less than 1% of the shares of each Portfolio.

     Each Portfolio, the Adviser and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by a Portfolio, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of a Portfolio or other Van Kampen funds, or that such employees take unfair advantage of their relationship with a Portfolio. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of a Portfolio or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                         INVESTMENT ADVISORY AGREEMENTS

     The Trust and the Adviser are parties to an investment advisory agreement (the "Combined Advisory Agreement") pursuant to which the Trust retains the Adviser to manage the investment of assets and to place orders for the purchase and sale of portfolio securities for certain portfolios including the Enterprise Portfolio, the Government Portfolio and the Money Market Portfolio (collectively, the "Combined Portfolios"). The Trust and the Adviser are also parties to other investment advisory agreements pursuant to which the Adviser manages the investment of assets and places orders for the purchase and sale of portfolio securities for the remaining Portfolios including four advisory agreements designated herein as the "Aggressive Growth

Advisory Agreement," "Comstock Advisory Agreement," "Emerging Growth Advisory Agreement," and "Growth and Income Advisory Agreement", for the Aggressive Growth Portfolio, the Comstock Portfolio, the Emerging Growth Portfolio and the Growth and Income Portfolio, respectively. The Combined Advisory Agreement for the Combined Portfolios and the separate advisory agreements for the remaining Portfolios are referred to herein collectively as the "Advisory Agreements." Under the Advisory Agreements, the Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement each Portfolio's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services, renders periodic reports to the Trust's Board of Trustees and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Portfolios if elected to such positions. Each Portfolio bears the costs of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary expenses not specifically assumed by the Adviser.

     The Advisory Agreements also provide that the Adviser shall not be liable to the Trust for any actions or omissions in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Advisory Agreements.

     Under the Advisory Agreements, the Trust pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it, an annual fee payable monthly computed on average daily net assets as follows:

--------------------------------------------------------------------
Aggressive Growth Portfolio (based on the Portfolio's
average daily net assets)
     First $500 million.....................................   0.75%
     Next $500 million......................................   0.70%
     Over $1 billion........................................   0.65%
Enterprise Portfolio, Government Portfolio and Money Market
Portfolio (based upon their combined average daily net
assets)
     First $500 million.....................................   0.50%
     Next $500 million......................................   0.45%
     Over $1 billion........................................   0.40%
     (The resulting fee is prorated to each of these
     Portfolios based upon their respective average daily
     net assets.)
Comstock Portfolio and Growth and Income Portfolio (based on each Portfolio's average daily net assets)
     First $500 million.....................................   0.60%
     Over $500 million......................................   0.55%
Emerging Growth Portfolio (based upon the Portfolio's
average daily net assets)
     First $500 million.....................................   0.70%
     Next $500 million......................................   0.65%
     Over $1 billion........................................   0.60%

     The Adviser has voluntarily agreed to reimburse certain Portfolios for all expenses as a percent of average daily net assets in excess of the following:

                                                      CLASS I    CLASS II
                                                       SHARES     SHARES
                                                      --------   --------
     -----------------------------------------------
     Aggressive Growth Portfolio....................       N/A      1.26%
     Emerging Growth Portfolio......................     0.85%      1.10%
     Enterprise Portfolio...........................     0.60%      0.85%
     Government Portfolio...........................     0.60%      0.85%
     Money Market Portfolio.........................     0.60%      0.85%

------------------------------------
N/A-- Not Applicable. The Aggressive Growth Portfolio does not offer Class I
     Shares.

     The Combined Advisory Agreement also provides that, in the event the ordinary business expenses of any of the Combined Portfolios for any fiscal year exceed 0.95% of the average daily net assets, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Combined Portfolios monthly an amount sufficient to make up the deficiency, subject to readjustment during the year. Ordinary business expenses do not include (1) interest and taxes, (2) brokerage commissions, (3) any distribution expenses which may be incurred in the event the Combined Portfolios' Distribution Plan is implemented, and (4) certain litigation and indemnification expenses as described in the Combined Advisory Agreement.

     The average daily net assets of a Portfolio is determined by taking the average of all of the determinations of net assets of that Portfolio for each business day during a given calendar month. The fee is payable for each calendar month as soon as practicable after the end of that month. Generally, the fee payable to the Adviser is reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the Adviser or any other direct or indirect majority owned subsidiary of Van Kampen Investments, in connection with the purchase and sale of portfolio investments of the Portfolios, less any direct expenses incurred by such subsidiary of Van Kampen Investments in connection with obtaining such payments. The Adviser agrees to use its best efforts to recapture tender solicitation fees and exchange offer fees for the benefit of the Portfolios and to advise the Trustees of the Portfolios of any other commissions, fees, brokerage or similar payments which may be possible under applicable laws for the Adviser or any other direct or indirect majority owned subsidiary of Van Kampen Investments to receive in connection with the Portfolios' investment transactions or other arrangements which may benefit the Portfolios.

     The following table shows the approximate advisory fees accrued under the Advisory Agreements and shows contractual and voluntary expense reimbursements by the Adviser during the periods ended December 31, 2002, 2001 and 2000, as applicable.

                                 ADVISORY FEES

                                                                                                                        GROWTH
                                      AGGRESSIVE                       EMERGING                                          AND
PERIOD ENDED                            GROWTH         COMSTOCK         GROWTH        ENTERPRISE      GOVERNMENT        INCOME
DECEMBER 31, 2002:                    PORTFOLIO*      PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
------------------                    ----------      ----------      ----------      ----------      ----------      ----------

Advisory fees accrued                  $ 15,500       $1,815,000      $3,078,100      $  640,200       $538,000       $1,819,800
Contractual expense
 reimbursement                              -0-              -0-             -0-             -0-            -0-              -0-
Voluntary expense reimbursement        $102,400              -0-             -0-      $  108,400       $ 87,400              -0-
PERIOD ENDED
DECEMBER 31, 2001:
--------------------------------

Advisory fees accrued                  $ 11,400       $  617,800      $3,887,400      $  823,800       $311,200       $  961,500
Contractual expense
 reimbursement                              -0-              -0-             -0-             -0-            -0-              -0-
Voluntary expense reimbursement        $101,700              -0-             -0-             -0-       $ 65,200              -0-
PERIOD ENDED
DECEMBER 31, 2000:
--------------------------------

Advisory fees accrued                  $  1,800       $   39,300      $3,574,800      $1,010,100       $263,900       $  412,500
Contractual expense
 reimbursement                              -0-              -0-             -0-             -0-            -0-              -0-
Voluntary expense reimbursement        $ 46,400       $   77,593             -0-             -0-       $101,000       $   34,400


                                    MONEY
PERIOD ENDED                       MARKET
DECEMBER 31, 2002:                PORTFOLIO
------------------                ---------
Advisory fees accrued             $340,800
Contractual expense
 reimbursement                         -0-
Voluntary expense reimbursement   $ 70,300
PERIOD ENDED
DECEMBER 31, 2001:
--------------------------------
Advisory fees accrued             $216,500
Contractual expense
 reimbursement                         -0-
Voluntary expense reimbursement   $100,400
PERIOD ENDED
DECEMBER 31, 2000:
--------------------------------
Advisory fees accrued             $147,100
Contractual expense
 reimbursement                    $  3,000
Voluntary expense reimbursement   $103,000

------------------------------------

* The Aggressive Growth Portfolio commenced investment operations on September 25, 2000, thus the information for the period ending December 31, 2000 covers the period from September 25, 2000 to December 31, 2000.

     The Advisory Agreements with respect to each subject Portfolio may be continued from year to year if specifically approved at least annually (a)(i) by the Trustees or (ii) by a vote of a majority of such Portfolio's outstanding voting securities and (b) by a vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreements provide that an agreement shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.

     In approving the Advisory Agreements, the Board of Trustees, including the non-interested Trustees, considered the nature, quality and scope of the services provided by the Adviser, the performance, fees and expenses of the Portfolios compared to other similar investment companies, the Adviser's expenses in providing the services and the profitability of the Adviser and its affiliated companies. The Board of Trustees also reviewed the benefit to the Adviser of receiving third party research paid for by Portfolio assets and the propriety of such an arrangement and evaluated other benefits the Adviser derives from its relationship with the Portfolios. The Board of Trustees considered the extent to which any economies of scale experienced by the Adviser are shared with the Portfolios' shareholders, and the propriety of existing and alternative breakpoints in the Portfolios' advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Portfolios and other investment companies at different asset levels, and considered the trends in the industry versus historical and projected sales and redemptions of the Portfolios. The Board of Trustees reviewed reports from third parties about the foregoing factors and considered changes, if any, in such items since its previous approval. The Board of Trustees discussed the financial strength of the Adviser and its affiliated companies and the capability of the personnel of the Adviser. The Board of Trustees reviewed the statutory and regulatory requirements for approval of advisory agreements. The Board of Trustees, including the non-interested Trustees, evaluated all of the foregoing and determined, in the exercise of its business judgment, that approval of the Advisory Agreements was in the best interests of the Portfolios and their shareholders.

                                OTHER AGREEMENTS

     Accounting Services Agreement. The Portfolios have entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Portfolios supplementary to those provided by the custodian. Such services are expected to enable the Portfolios to more closely monitor and maintain their accounts and records. The Portfolios pay all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. Each Portfolio shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on their respective net assets per fund.

                            ACCOUNTING SERVICES FEES

                                         AGGRESSIVE                     EMERGING
           PERIOD ENDED                    GROWTH        COMSTOCK        GROWTH        ENTERPRISE
        DECEMBER 31, 2002:               PORTFOLIO*      PORTFOLIO      PORTFOLIO      PORTFOLIO
        ------------------               ----------      ---------      ---------      ----------
Accounting Services                           -0-         $27,000        $35,800        $21,000

PERIOD ENDED
DECEMBER 31, 2001:
-----------------------------------
Accounting Services                           -0-         $18,200        $40,600        $21,300

PERIOD ENDED
DECEMBER 31, 2000:
-----------------------------------
Accounting Services                           -0-         $ 1,600        $31,500        $17,800

                                                      GROWTH
                                                        AND           MONEY
           PERIOD ENDED              GOVERNMENT       INCOME         MARKET
        DECEMBER 31, 2002:           PORTFOLIO       PORTFOLIO      PORTFOLIO
        ------------------           ----------      ---------      ---------
Accounting Services                   $19,200         $27,900        $17,000
PERIOD ENDED
DECEMBER 31, 2001:
-----------------------------------
Accounting Services                   $14,500         $20,600        $14,000
PERIOD ENDED
DECEMBER 31, 2000:
-----------------------------------
Accounting Services                   $13,700         $11,900        $12,700

------------------------------------

* The Aggressive Growth Portfolio commenced investment operations on September 25, 2000, thus the information for the period ending December 31, 2000 covers the period from September 25, 2000 to December 31, 2000.

     Legal Services Agreement. The Aggressive Growth Portfolio and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of such funds' minute books and records, preparation and oversight of such funds' regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of such funds. Payment by such funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel. Other Van Kampen funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to the funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records. The Aggressive Growth Portfolio paid no legal fees during the fiscal years ended December 31, 2002 and 2001 or for the fiscal period ended December 31, 2000.

                                  DISTRIBUTOR

     The Distributor acts as the principal underwriter of the shares of the Trust pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is not obligated to sell any stated number of shares. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Trust's Board of Trustees or (ii) by a vote of a majority of the Trust's outstanding voting securities and (b) by a vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for that purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice.

     The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Trust pays all expenses attributable to the registrations of its shares under federal law, including registration and filing fees, the cost of preparation of the prospectuses, related legal and auditing expenses, and the cost of printing prospectuses for current shareholders.

     Each Portfolio has adopted a distribution plan (the "Distribution Plan") with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act. Each Portfolio also has adopted a service plan (the "Service Plan") with respect to its Class II Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that a Portfolio may spend a portion of the average daily net assets attributable to its Class II Shares in connection with distribution of such class of shares and in connection with the provision of ongoing services to shareholders of such class. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor and sub-agreements with parties that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding a Portfolio, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation.

     The Distributor must submit quarterly reports to the Board of Trustees of the Trust setting forth separately by Portfolio all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to Class II Shares of a Portfolio without approval by a vote of a majority of the outstanding voting shares of Class II Shares of such Portfolio, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to Class II Shares of a Portfolio at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of Class II Shares of such Portfolio.

     For the Class II Shares of a Portfolio, in any given year in which the Plans are in effect, the Plans generally provide for such Portfolio to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual distribution and service expenses incurred that year, plus any actual distribution and service expenses from prior years that are still unpaid by such Portfolio for such class of shares or (ii) the applicable plan fees for such class of shares at the rates specified in such Portfolio's Prospectus. Except as may be mandated by applicable law, the Portfolio does not impose any limit with respect to the number of years into the future that such unreimbursed actual expenses may be carried forward. These unreimbursed actual expenses may or may not be recovered through plan fees in future years. If the Plans are terminated or not continued, the Portfolio would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Portfolio.

                                 TRANSFER AGENT

     The Trust's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency fees are determined through negotiations with the Trust's Board of Trustees and are based on competitive benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Portfolios, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Portfolios' investments, the policies and practices in this regard are subject to review by the Trust's Board of Trustees.

     Transactions in debt securities generally made by the Portfolios are principal transactions at net prices with little or no brokerage costs. Such securities are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Portfolios may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Portfolios and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker/dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Portfolios and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Portfolios effect their securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Portfolios.

     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Portfolios, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Portfolios' shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Portfolios and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Portfolios. In making such allocations among the Portfolios and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Portfolios and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

     Certain broker-dealers, through which the Portfolios may effect securities transactions, are affiliated persons (as defined in the 1940 Act) of the Portfolios or affiliated persons of such affiliates, including Morgan Stanley or its subsidiaries. The Board of Trustees has adopted certain policies incorporating the standards of

Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Portfolios must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Trustees will consider from time to time whether the advisory fee for the Portfolios will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.

     Unless otherwise disclosed below, the Portfolios paid no commissions to affiliated brokers during the last three fiscal years. The Portfolios paid the following commissions to brokers during the fiscal years shown:

                                                                     AFFILIATED BROKERS
                                                           --------------------------------------
                                                           MORGAN STANLEY & CO. INCORPORATED
                                                           ---------------------------------
Fiscal year ended 2002..............................       $   144 (Aggressive Growth Portfolio)
                                                           $33,502 (Comstock Portfolio)
                                                           $49,325 (Emerging Growth Portfolio)
                                                           $12,510 (Enterprise Portfolio)
                                                           $18,112 (Growth and Income Portfolio)
Fiscal year ended 2001..............................       $   137 (Aggressive Growth Portfolio)
                                                           $11,511 (Comstock Portfolio)
                                                           $18,810 (Emerging Growth Portfolio)
                                                           $ 8,807 (Enterprise Portfolio)
                                                           $21,820 (Growth and Income Portfolio)
Fiscal year ended 2000..............................       $     2 (Aggressive Growth Portfolio)
                                                           $ 2,041 (Comstock Portfolio)
                                                           $10,068 (Emerging Growth Portfolio)
                                                           $10,340 (Enterprise Portfolio)
                                                           $ 9,279 (Growth and Income Portfolio)
Fiscal year 2002 Percentages:
  Commissions with affiliate to total commissions...       1.02% (Aggressive Growth Portfolio)
                                                           2.79% (Comstock Portfolio)
                                                           1.87% (Emerging Growth Portfolio)
                                                           2.50% (Enterprise Portfolio)
                                                           2.46% (Growth and Income Portfolio)
  Value of brokerage transactions with affiliate to
     total transactions.............................       0.23%  (Aggressive Growth Portfolio)
                                                           0.30%  (Comstock Portfolio)
                                                           0.49%  (Emerging Growth Portfolio)
                                                           0.58%  (Enterprise Portfolio)
                                                           0.21%  (Growth and Income Portfolio)

     The following table summarizes for each Portfolio the total brokerage commissions paid, the amount of commissions paid to brokers selected primarily on the basis of research services provided to the Adviser and the value of these specific transactions.

                                      AGGRESSIVE                                                     EMERGING        GROWTH AND
                                        GROWTH        COMSTOCK       ENTERPRISE     GOVERNMENT        GROWTH           INCOME
                                      PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO        PORTFOLIO
                                      ----------    ------------    ------------    ----------    --------------    ------------

2002
----------------------------------
 Total brokerage commissions          $   14,069    $  1,199,968    $    500,089     $11,536      $    2,634,752    $    737,490
 Commissions for research services    $   13,529    $  1,044,618    $    457,280          --      $    2,476,050    $    595,393
 Value of research transactions       $9,137,577    $385,359,310    $260,476,967          --      $1,837,796,807    $324,516,996

2001
----------------------------------
 Total brokerage commissions          $    6,344    $    270,655    $    297,401     $ 2,048      $    1,224,983    $    453,081
 Commissions for research services    $    6,052    $    248,950    $    216,645         --       $      933,613    $    328,182
 Value of research transactions       $5,908,742    $218,227,722    $167,096,169         --       $  812,503,439    $296,692,430

2000
----------------------------------
 Total brokerage commissions          $      294    $     25,375    $    303,569     $ 5,024      $      481,923    $    161,333
 Commissions for research services           --     $     22,563    $    215,951         --       $      326,528    $    124,467
 Value of research transactions              --     $ 23,781,061    $244,761,293         --       $  656,280,731    $116,307,426

                                      MONEY
                                     MARKET
                                    PORTFOLIO
                                    ---------
2002
----------------------------------
 Total brokerage commissions            --
 Commissions for research services      --
 Value of research transactions         --
2001
----------------------------------
 Total brokerage commissions           --
 Commissions for research services     --
 Value of research transactions        --
2000
----------------------------------
 Total brokerage commissions           --
 Commissions for research services     --
 Value of research transactions        --

                   MONEY MARKET PORTFOLIO NET ASSET VALUATION

     The Money Market Portfolio's use of the amortized cost method of valuing its portfolio securities is permitted by a rule adopted by the SEC. Under this rule, the Money Market Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less and invest only in securities determined by the Adviser to be of eligible quality with minimal credit risks. The valuation of each Money Market Portfolio's investments is based upon their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that the Money Market Portfolio would receive if it sold the instrument.

     The Money Market Portfolio has established procedures reasonably designed, taking into account current market conditions and the Money Market Portfolio's investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as the Board of Trustees deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from net asset value per share based on amortized cost. In the event such deviation should exceed four tenths of one percent, the Board of Trustees is required to promptly consider what action, if any, should be initiated. If the Board of Trustees believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include selling portfolio securities prior to maturity; shortening the average maturity of the Money Market Portfolio; withholding or reducing dividends; or utilizing a net asset value per share determined by using available market quotations.

                       PURCHASE AND REDEMPTION OF SHARES

     The purchase of shares of the Portfolios generally is limited to the Accounts as explained in the Portfolios' Prospectuses. Such shares are sold and redeemed at their respective net asset values as described in the Portfolios' Prospectuses.

     Redemptions are not made on days during which the Exchange is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Portfolio to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

                                   TAX STATUS

FEDERAL INCOME TAXATION OF THE PORTFOLIOS

     The Trust and each of its Portfolios will be treated as separate corporations for federal income tax purposes. The Portfolios have each elected and qualified, and intend to continue to qualify each year, to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, each Portfolio must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.

     If a Portfolio so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss), and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. Each Portfolio intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. A Portfolio will not be subject to federal income tax on any net capital gain distributed to shareholders and designated as capital gain dividends.

     To avoid a 4% excise tax, each Portfolio that does not meet the requirements of Code Section 4982(f) will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, a Portfolio will be treated as having been distributed.

     If a Portfolio failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, such Portfolio would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company. Furthermore, any segregated asset account that holds shares of the Portfolio will not satisfy the diversification requirements of Section 817(h) of the Code, and as a result any Contract supported by that segregated asset account would no longer qualify as a life insurance or annuity contract for U.S. federal income tax purposes and an owner of such a Contract would be taxed currently on the income credited to the Contract.

     Some of the Portfolios' investment practices are subject to special provisions of the Code that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain,
(iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause the Portfolio to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. Each Portfolio will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of such Portfolio as a regulated investment company.

     Investments of a Portfolio in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, a Portfolio will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, such Portfolio may have to dispose of securities that it would otherwise have continued to hold.

PASSIVE FOREIGN INVESTMENT COMPANIES

     Some of the Portfolios may invest in non-U.S. corporations that could be classified as "passive foreign investment companies" as defined for federal income tax purposes. For federal income tax purposes, such an investment may, among other things, cause such Portfolios to recognize income or gain without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would otherwise have been treated as capital gain.

DISTRIBUTIONS TO SHAREHOLDERS

     Distributions of a Portfolio's investment company taxable income are taxable to shareholders as ordinary income to the extent of such Portfolio's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of a Portfolio's net capital gains designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of such Portfolio have been held by such shareholders. Distributions in excess of the Portfolio's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset).

     Shareholders receiving distributions in the form of additional shares issued by a Portfolio will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal their fair market value on the distribution date.

     Each Portfolio will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some portion of the distributions from a Portfolio may be eligible for the corporate dividends received deduction if such Portfolio receives qualifying dividends during the year and if certain other requirements of the Code are satisfied.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by a Portfolio and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of a Portfolio may be "spilled back" and treated as paid by the Portfolio (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

     Income from investments in foreign securities received by a Portfolio may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of a Portfolio may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of stock or securities of foreign corporations and such Portfolio meets certain holding period requirements, the Portfolio will be eligible to file, and may file, an election with the Internal Revenue Service pursuant to which shareholders of such Portfolio will be required (i) to include their respective pro rata portions of such taxes in their U.S. income tax returns as gross income and (ii) to treat such respective pro rata portions as taxes paid by them. Each shareholder will be entitled, subject to certain limitations, either to deduct its pro rata portion of such foreign taxes in computing its taxable income or to credit them against its

U.S. federal income taxes. Each shareholder of a Portfolio that may be eligible to file the election described in this paragraph will be notified annually whether the foreign taxes paid by such Portfolio will "pass through" for that year and, if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid to each country and (ii) the portion of dividends that represent income derived from sources within each country. The amount of foreign taxes for which a shareholder may claim a credit in any year will be subject to an overall limitation such that the credit may not exceed the shareholder's U.S. federal income tax attributable to the shareholder's foreign source taxable income. This limitation generally applies separately to certain specific categories of foreign source income including "passive income," which includes dividends and interest. Because application of the foregoing rules depends on the particular circumstances of each shareholder, shareholders are advised to consult their tax advisers.

     Certain foreign currency gains or losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) a Portfolio's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, such Portfolio's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Portfolio may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gains. Generally, a shareholder's tax basis in Portfolio shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

SALE OF SHARES

     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares sold are held as a capital asset, the gain or loss will be a capital gain or loss. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

GENERAL

     The federal income tax discussions set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of a Portfolio, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                             PORTFOLIO PERFORMANCE

     The average annual total return for each Portfolio are shown in the table below. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of each Portfolio's investment objective(s) and policies as well as the risks incurred in each Portfolio's investment practices. All total return figures are for the Trust's fiscal year ended December 31, 2002. Total return calculations do not take into account expenses at the "wrap" or contractholder level as explained in each Portfolio's Prospectus. If expenses at the contract level had been included, the returns shown would be lower. Total return is calculated and shown separately for each class of shares offered by each Portfolio.

CLASS I SHARES

                                                                                  AVERAGE
                                                                AVERAGE           ANNUAL
                                                                ANNUAL         TOTAL RETURN         CUMULATIVE
                                            TOTAL RETURN     TOTAL RETURN      FOR TEN YEAR      NON-STANDARDIZED
                                            FOR ONE YEAR     FOR FIVE YEAR       PERIOD OR         TOTAL RETURN
                                               PERIOD           PERIOD        SINCE INCEPTION    SINCE INCEPTION
                                           --------------    -------------    ---------------    ----------------
Comstock Portfolio
  commencement date 4/30/99............       -19.25%              N/A             -0.95%*            -3.43%
Emerging Growth Portfolio
  commencement date 07/03/95...........       -32.48%            3.16%              9.11%*            92.19%
Enterprise Portfolio
  commencement date 04/07/86...........       -29.33%           -5.46%              5.91%            206.95%
Government Portfolio
  commencement date 04/07/86...........         9.61%            6.69%              6.43%            209.45%
Growth and Income Portfolio
  commencement date 12/23/96...........       -14.50%            5.37%              8.17%*            60.44%
Money Market Portfolio
  commencement date 04/07/86...........         1.22%            4.09%              4.22%            131.29%

CLASS II SHARES

                                                                                  AVERAGE
                                                                AVERAGE           ANNUAL
                                                                ANNUAL         TOTAL RETURN         CUMULATIVE
                                            TOTAL RETURN     TOTAL RETURN      FOR TEN YEAR      NON-STANDARDIZED
                                            FOR ONE YEAR     FOR FIVE YEAR       PERIOD OR         TOTAL RETURN
                                               PERIOD           PERIOD        SINCE INCEPTION    SINCE INCEPTION
                                           --------------    -------------    ---------------    ----------------
Aggressive Growth Portfolio
  commencement date 9/25/00............       -32.52%             N/A             -40.29%*           -68.92%
Comstock Portfolio commencement date
  9/18/00..............................       -19.43%             N/A              -3.73%*            -8.33%
Emerging Growth Portfolio commencement
  date 9/18/00.........................       -32.65%             N/A             -36.29%*           -64.30%
Enterprise Portfolio commencement date
  7/24/00..............................       -29.58%             N/A             -28.23%*           -55.46%
Government Portfolio commencement date
  12/15/00.............................         9.33%             N/A               8.02%*            17.07%
Growth and Income Portfolio
  commencement date 9/18/00............       -14.74%             N/A              -7.29%*           -15.89%
Money Market Portfolio commencement
  date 12/15/00........................         0.97%             N/A               2.26%*             4.68%

------------------------------------
 * Denotes since inception.

     From time to time, the Portfolios, except the Money Market Portfolio, may advertise their total return for prior periods. Any such advertisement would include at least average annual total return quotations for one, five and ten year periods or for the life of the Portfolio. Other total return quotations, aggregate or average, over other time periods may also be included. Total return calculations do not take into account expenses at the "wrap" or contractholder level as explained in each Portfolio's prospectus. Investors should also review total return calculations that include those expenses.

     The total return of a Portfolio for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Portfolio from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the maximum public offering price and that all income dividends or capital gains distributions during the period are reinvested in Portfolio shares at net asset value. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. A Portfolio's total return will vary depending on market conditions, the securities comprising the Portfolio's investment holdings, the Portfolio's operating expenses and unrealized net capital gains or losses during the period. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Portfolio.

     Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     A Portfolio may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of the Portfolio from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a Portfolio at a given time, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each Portfolio.

     In addition to total return information, certain Portfolios may also advertise their current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Portfolio's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding. Yield calculations do not take into account expenses at the "wrap" or contractholder level as expanded in the prospectus. Investors should also review yield calculations that include those expenses.

     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by a Portfolio in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or lesser than a Portfolio's then current dividend rate.

     A Portfolio's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by a Portfolio, portfolio maturity and a Portfolio's expenses.

     Yield quotations should be considered relative to changes in the net asset value of a Portfolio's shares, a Portfolio's investment policies, and the risks of investing in shares of a Portfolio. The investment return and principal value of an investment in a Portfolio will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The Adviser may, from time to time, waive advisory fees or reimburse a certain amount of the future ordinary business expenses of a Portfolio. Such waiver/reimbursement will increase the yield or total return of such Portfolio. The Adviser may stop waiving fees or reimbursing expenses at any time without prior notice.

     From time to time the Money Market Portfolio advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Portfolio refers to the income generated by an investment in the Money Market Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Money Market Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Since yield fluctuates, yield data cannot necessarily be used to compare an investment in the Money Market Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is generally a function of the kind and quality of the instrument held in a portfolio, portfolio maturity, operating expenses and market conditions.

     From time to time, certain Portfolios may include in sales literature and shareholder reports a quotation of the current "distribution rate" for shares of such Portfolios. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by a Portfolio's investments, and from total return, which is a measure of the income actually earned by, plus the effect of any realized and unrealized appreciation or depreciation of, such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of a Portfolio's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Portfolios.

     From time to time marketing materials may provide a portfolio manager update, an adviser update or discuss general economic conditions and outlooks. A Portfolio's marketing materials may also show the Portfolio's asset class diversification, top sectors, largest holdings and other Portfolio asset structures, such as duration, maturity, coupon, NAV, rating breakdown, alternative minimum tax exposure and number of issues in the Portfolio. Materials may also mention how the Distributor believes a Portfolio compares relative to other Portfolios of the Adviser. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by the investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Portfolios will also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, a Portfolio may compare its performance with that of other mutual funds as listed in the ratings or rankings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds, with the Consumer Price Index, the Dow Jones Industrial Average Index, Standard & Poor's indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of such Portfolio published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each Portfolio. For these purposes, the performance of the Portfolios, as well as the performance of other mutual funds or indices, do not reflect various charges, the inclusion of which would reduce portfolio performance.

     The Portfolios may also utilize performance information in hypothetical illustrations. For example, the Portfolios may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market; (3) illustrate allocations among different types of mutual funds for investors of different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     The Trust's Annual Report and Semiannual Report contain additional performance information about each of the Trust's Portfolios. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Trust at the telephone number and address printed on the cover of this Statement of Additional Information.

                    MONEY MARKET PORTFOLIO YIELD INFORMATION

     The yield of the Money Market Portfolio is its net income expressed in annualized terms. The SEC requires by rule that a yield quotation set forth in an advertisement for a "money market" fund be computed by a standardized method based on a historical seven calendar day period. The standardized yield is computed by determining the net change (exclusive of realized gains and losses and unrealized appreciation and depreciation) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7. The determination of net change in account value reflects the value of additional shares purchased with dividends from the original share, dividends declared on both the original share and such additional shares, and all fees that are charged to all shareholder accounts, in proportion to the length of the base period and the Portfolio's average account size. The Portfolio may also calculate its effective yield by compounding the unannualized base period return (calculated as described above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one.

     The yield quoted at any time represents the amount being earned on a current basis for the indicated period and is a function of the types of instruments in the Portfolio, their quality and length of maturity, and the Portfolio's operating expenses. The length of maturity for the Portfolio is the average dollar weighted maturity of the Portfolio. This means that the Portfolio has an average maturity of a stated number of days for all of its issues. The calculation is weighted by the relative value of the investment.

     The yield fluctuates daily as the income earned on the investments of the Portfolio fluctuates. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. It should also be emphasized that the Portfolio is an open-end investment company and that there is no guarantee that the net asset value will remain constant. A shareholder's investment in the Portfolio is not insured. Investors comparing results of the Portfolio with investment results and yields from other sources such as banks or savings and loan associations should understand this distinction. The yield quotation may be of limited use for comparative purposes because it does not reflect charges imposed at the Account level which, if included, would decrease the yield.

     Other portfolios of the money market type as well as banks and savings and loan associations may calculate their yield on a different basis, and the yield quoted by the Portfolio could vary upwards or downwards if another method of calculation or base period were used.

                               OTHER INFORMATION

CUSTODY OF ASSETS

     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Portfolios and are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian. With respect to investments in foreign securities, the custodian enters into agreements with foreign sub-custodians. The custodian and sub-custodians generally domestically, and frequently abroad, do not actually hold certificates for the securities in their custody, but instead have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities. The custodian also provides accounting services to the Portfolios.

SHAREHOLDER REPORTS

     Semiannual statements of the Trust containing information about each of the Portfolios, are furnished to shareholders, and annually such statements are audited by the independent auditors.

INDEPENDENT AUDITORS

     Independent auditors for the Trust perform an annual audit of the financial statements of each Portfolio. The Trust's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the independent auditors for each Portfolio.

LEGAL COUNSEL

     Counsel to the Portfolio is Skadden, Arps, Slate, Meagher & Flom
(Illinois).

                 APPENDIX -- DESCRIPTION OF SECURITIES RATINGS

STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follows:

     A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

     The issue debt rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     Issue credit ratings are based on current information furnished by the obligor or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

     Issue credit ratings are based in varying degrees, on the following considerations:

     1. Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:

     2. Nature of and provisions of the obligation: and

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

LONG-TERM CREDIT RATINGS -- INVESTMENT GRADE

AAA: An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to the obligor to meet its financial commitment on the obligation.

SPECULATIVE GRADE

     BB, B, CCC, CC, C: Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c: The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*: Continuance of the ratings is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The "r" highlights derivative, hybrid, and certain other obligations that S&P's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

COMMERCIAL PAPER

     A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

     Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1: A short-term obligation rated "A-1" is rated in the highest category by S&P's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     A commercial paper rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     MOODY'S INVESTORS SERVICE, INC. -- A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:

LONG-TERM DEBT

Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

     1. Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

     2. Notes allowing for negative coupons, or negative principal.

     3. Notes containing any provision which could obligate the investor to make any additional payments.

     Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

     ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

     1. An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

     3. There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

SHORT-TERM DEBT

     Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

                                    Prime-1

     Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     -- Leading market positions in well-established industries.

     -- High rates of return on funds employed.

     -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

                                    Prime-2

     Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                                    Prime-3

     Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

     In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

                                                                      APPENDIX D

     Audited financial statements of Van Kampen Aggressive Growth Portfolio the fiscal year ended December 31, 2002 and the six-months ended June 30, 2003.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust Aggressive Growth Portfolio

We have audited the accompanying statement of assets and liabilities of Van Kampen Life Investment Trust Aggressive Growth Portfolio (the "Portfolio"), including the portfolio of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from September 25, 2000 (commencement of investment operations) to December 31, 2000. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Life Investment Trust Aggressive Growth Portfolio at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from September 25, 2000 (commencement of investment operations) to December 31, 2000, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois

February 7, 2003

                                                      BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2002
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
COMMON STOCKS  95.1%
AEROSPACE & DEFENSE  0.8%
L-3 Communications Holdings, Inc. (a).......................    340    $   15,269
                                                                       ----------

APPAREL RETAIL  3.2%
Chico's FAS, Inc. (a).......................................    430         8,131
Claire's Stores, Inc. ......................................    440         9,711
Gap, Inc. ..................................................    880        13,658
Pacific Sunwear of California, Inc. (a).....................    510         9,022
Ross Stores, Inc. ..........................................    450        19,075
                                                                       ----------
                                                                           59,597
                                                                       ----------
APPLICATION SOFTWARE  4.6%
BEA Systems, Inc. (a).......................................    860         9,864
Citrix Systems, Inc. (a)....................................    860        10,595
Electronic Arts, Inc. (a)...................................    350        17,419
Intuit, Inc. (a)............................................    520        24,398
Synopsys, Inc. (a)..........................................    260        11,999
Take-Two Interactive Software, Inc. (a).....................    520        12,215
                                                                       ----------
                                                                           86,490
                                                                       ----------
AUTO PARTS & EQUIPMENT  0.7%
Advanced Auto Parts, Inc. (a)...............................    270        13,203
                                                                       ----------

BANKS  4.4%
Commerce Bancorp, Inc. .....................................    370        15,980
Golden West Financial Corp. ................................    350        25,133
Greenpoint Financial Corp. .................................    520        23,494
New York Community Bancorp, Inc. ...........................    580        16,750
                                                                       ----------
                                                                           81,357
                                                                       ----------
BIOTECHNOLOGY  6.8%
Amgen, Inc. (a).............................................    350        16,919
Biogen, Inc. (a)............................................    350        14,021
Cephalon, Inc. (a)..........................................    340        16,547
Charles River Laboratories International, Inc. (a)..........    420        16,162
Genzyme Corp. (a)...........................................    500        14,785
Gilead Sciences, Inc. (a)...................................  1,050        35,700
Neurocrine Biosciences, Inc. (a)............................    260        11,872
                                                                       ----------
                                                                          126,006
                                                                       ----------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2002

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
BROADCASTING & CABLE TV  1.4%
Entercom Communications Corp. (a)...........................    160    $    7,507
Westwood One, Inc. (a)......................................    500        18,680
                                                                       ----------
                                                                           26,187
                                                                       ----------
CASINOS & GAMING  0.7%
International Game Technology (a)...........................    170        12,906
                                                                       ----------

COMPUTER HARDWARE  1.7%
Dell Computer Corp. (a).....................................  1,170        31,286
                                                                       ----------

COMPUTER STORAGE & PERIPHERALS  2.4%
Lexmark International, Inc., Class A (a)....................    260        15,730
SanDisk Corp. (a)...........................................    850        17,255
Storage Technology Corp. (a)................................    520        11,138
                                                                       ----------
                                                                           44,123
                                                                       ----------
CONSTRUCTION & FARM MACHINERY  0.6%
AGCO Corp. (a)..............................................    510        11,271
                                                                       ----------

CONSUMER FINANCE  1.7%
Countrywide Financial Corp. ................................    350        18,077
MBNA Corp. .................................................    680        12,934
                                                                       ----------
                                                                           31,011
                                                                       ----------
DATA PROCESSING SERVICES  2.1%
Affiliated Computer Services, Inc., Class A (a).............    350        18,428
CheckFree Corp. (a).........................................    530         8,481
Dun & Bradstreet Corp. (a)..................................    340        11,727
                                                                       ----------
                                                                           38,636
                                                                       ----------
DEPARTMENT STORES  0.7%
J.C. Penney Co., Inc. ......................................    530        12,195
                                                                       ----------

DISTRIBUTORS  0.9%
Coach, Inc. (a).............................................    510        16,789
                                                                       ----------

DIVERSIFIED COMMERCIAL SERVICES  5.3%
Apollo Group, Inc., Class A (a).............................    520        22,880
Career Education Corp. (a)..................................    340        13,600
Ecolab, Inc. ...............................................    330        16,335
Education Management Corp. (a)..............................    260         9,776
FTI Consulting, Inc. (a)....................................    510        20,477
Weight Watchers International, Inc. (a).....................    330        15,170
                                                                       ----------
                                                                           98,238
                                                                       ----------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2002

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
DIVERSIFIED FINANCIAL SERVICES  2.1%
Moody's Corp. ..............................................    320    $   13,213
SLM Corp. ..................................................    250        25,965
                                                                       ----------
                                                                           39,178
                                                                       ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS  1.5%
Gentex Corp. (a)............................................    330        10,441
QLogic Corp. (a)............................................    520        17,945
                                                                       ----------
                                                                           28,386
                                                                       ----------
FOOD DISTRIBUTORS  1.2%
J. M. Smucker Co. ..........................................    260        10,351
Performance Food Group Co. (a)..............................    350        11,886
                                                                       ----------
                                                                           22,237
                                                                       ----------
FOOD RETAIL  0.7%
Whole Foods Market, Inc. (a)................................    250        13,183
                                                                       ----------

HEALTH CARE DISTRIBUTORS & SERVICES  3.5%
Henry Schein, Inc. (a)......................................    230        10,350
Lincare Holdings, Inc. (a)..................................    520        16,442
Steris Corp. (a)............................................    530        12,853
Varian Medical Systems, Inc. (a)............................    530        26,288
                                                                       ----------
                                                                           65,933
                                                                       ----------
HEALTH CARE EQUIPMENT  5.9%
Boston Scientific Corp. (a).................................    700        29,764
Guidant Corp. (a)...........................................    520        16,042
St. Jude Medical, Inc. (a)..................................    520        20,654
Stryker Corp. ..............................................    330        22,150
Zimmer Holdings, Inc. (a)...................................    510        21,175
                                                                       ----------
                                                                          109,785
                                                                       ----------
HEALTH CARE FACILITIES  0.8%
Universal Health Services, Inc., Class B (a)................    350        15,785
                                                                       ----------

HOMEBUILDING  2.1%
Hovnanian Enterprises, Inc., Class A (a)....................    350        11,095
Lennar Corp. ...............................................    340        17,544
Winnebago Industries, Inc. .................................    260        10,200
                                                                       ----------
                                                                           38,839
                                                                       ----------
HOUSEHOLD PRODUCTS  1.3%
Clorox Co. .................................................    340        14,025
Dial Corp. .................................................    530        10,796
                                                                       ----------
                                                                           24,821
                                                                       ----------
HOUSEWARES & SPECIALTIES  0.5%
Newell Rubbermaid, Inc. ....................................    330        10,009
                                                                       ----------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2002

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
INTEGRATED OIL & GAS  0.8%
Murphy Oil Corp. ...........................................    340    $   14,569
                                                                       ----------

INTERNET RETAIL  3.0%
Amazon.com, Inc. (a)........................................    520         9,823
eBay, Inc. (a)..............................................    670        45,439
                                                                       ----------
                                                                           55,262
                                                                       ----------
INTERNET SOFTWARE & SERVICES  1.2%
Yahoo!, Inc. (a)............................................  1,380        22,563
                                                                       ----------

IT CONSULTING & SERVICES  1.2%
CACI International, Inc., Class A (a).......................    260         9,266
Cognizant Technology Solutions Corp., Class A (a)...........    180        13,001
                                                                       ----------
                                                                           22,267
                                                                       ----------
MANAGED HEALTH CARE  2.1%
Anthem, Inc. (a)............................................    260        16,354
Coventry Health Care, Inc. (a)..............................    440        12,773
Mid Atlantic Medical Services, Inc. (a).....................    290         9,396
                                                                       ----------
                                                                           38,523
                                                                       ----------
METAL & GLASS CONTAINERS  0.9%
Ball Corp. .................................................    340        17,405
                                                                       ----------

MOVIES & ENTERTAINMENT  0.7%
Fox Entertainment Group, Inc., Class A (a)..................    520        13,484
                                                                       ----------

OIL & GAS DRILLING  1.2%
ENSCO International, Inc. ..................................    760        22,382
                                                                       ----------

OIL & GAS EQUIPMENT & SERVICES  1.9%
Smith International, Inc. (a)...............................    500        16,310
Weatherford International Ltd. (Barbados) (a)...............    490        19,566
                                                                       ----------
                                                                           35,876
                                                                       ----------
OIL & GAS EXPLORATION & PRODUCTION  1.7%
Ocean Energy, Inc. .........................................    490         9,785
Pogo Producing Co. .........................................    260         9,685
XTO Energy, Inc. ...........................................    520        12,844
                                                                       ----------
                                                                           32,314
                                                                       ----------
PHARMACEUTICALS  4.4%
Amylin Pharmaceuticals, Inc. (a)............................    520         8,393
Forest Laboratories, Inc. (a)...............................    260        25,537
NPS Pharmaceuticals, Inc. (a)...............................    420        10,571

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2002

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
PHARMACEUTICALS (CONTINUED)
Scios, Inc. (a).............................................    330    $   10,751
Teva Pharmaceutical Industries, Ltd.--ADR (Israel)..........    700        27,027
                                                                       ----------
                                                                           82,279
                                                                       ----------
PROPERTY & CASUALTY  2.2%
Allstate Corp. .............................................    340        12,577
RenaissanceRe Holdings Ltd. (Bermuda).......................    350        13,860
Safeco Corp. ...............................................    430        14,908
                                                                       ----------
                                                                           41,345
                                                                       ----------
PUBLISHING & PRINTING  1.0%
Tribune Co. ................................................    420        19,093
                                                                       ----------

RESTAURANTS  0.7%
Starbucks Corp. (a).........................................    650        13,247
                                                                       ----------

SEMICONDUCTOR EQUIPMENT  1.0%
Novellus Systems, Inc. (a)..................................    680        19,094
                                                                       ----------

SEMICONDUCTORS  2.1%
Cree, Inc. (a)..............................................  1,040        17,004
Intel Corp. ................................................  1,420        22,109
                                                                       ----------
                                                                           39,113
                                                                       ----------
SOFT DRINKS  1.0%
Coca-Cola Enterprises, Inc. ................................    850        18,462
                                                                       ----------

SPECIALTY STORES  4.6%
AutoZone, Inc. (a)..........................................    180        12,717
Bed Bath & Beyond, Inc. (a).................................    690        23,826
Hollywood Entertainment Corp. (a)...........................    520         7,852
Petsmart, Inc. (a)..........................................    860        14,732
Staples, Inc. (a)...........................................    530         9,699
Williams-Sonoma, Inc. (a)...................................    640        17,376
                                                                       ----------
                                                                           86,202
                                                                       ----------
STEEL  0.4%
Worthington Industries, Inc. ...............................    540         8,230
                                                                       ----------

SYSTEMS SOFTWARE  2.1%
BMC Software, Inc. (a)......................................    670        11,464
Symantec Corp. (a)..........................................    690        27,952
                                                                       ----------
                                                                           39,416
                                                                       ----------
TELECOMMUNICATIONS EQUIPMENT  1.7%
QUALCOMM, Inc. (a)..........................................    880        32,023
                                                                       ----------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2002

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
WIRELESS TELECOMMUNICATION SERVICES  1.6%
Nextel Communications, Inc., Class A (a)....................  1,730    $   19,982
RF Micro Devices, Inc. (a)..................................  1,220         8,943
                                                                       ----------
                                                                           28,925
                                                                       ----------
TOTAL LONG-TERM INVESTMENTS  95.1%
  (Cost $1,770,907).................................................    1,774,794

REPURCHASE AGREEMENT  7.0%
UBS Securities ($131,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/02, to be sold
  on 01/02/03 at $131,008) (Cost $131,000)..........................      131,000
                                                                       ----------

TOTAL INVESTMENTS  102.1%
  (Cost $1,901,907).................................................    1,905,794
LIABILITIES IN EXCESS OF OTHER ASSETS  (2.1%).......................      (40,017)
                                                                       ----------

NET ASSETS  100.0%..................................................   $1,865,777
                                                                       ==========

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2002

ASSETS:
Total Investments (Cost $1,901,907).........................  $ 1,905,794
Cash........................................................          346
Receivables:
  Expense Reimbursement from Adviser........................       21,220
  Investments Sold..........................................          845
  Dividends.................................................          291
  Portfolio Shares Sold.....................................          244
  Interest..................................................            4
Other.......................................................       10,231
                                                              -----------
    Total Assets............................................    1,938,975
                                                              -----------
LIABILITIES:
Payables:
  Distributor and Affiliates................................        3,218
  Portfolio Shares Repurchased..............................           56
Accrued Expenses............................................       52,390
Trustees' Deferred Compensation and Retirement Plans........       17,534
                                                              -----------
    Total Liabilities.......................................       73,198
                                                              -----------
NET ASSETS..................................................  $ 1,865,777
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $ 3,579,000
Net Unrealized Appreciation.................................        3,887
Accumulated Net Investment Loss.............................      (21,076)
Accumulated Net Realized Loss...............................   (1,696,034)
                                                              -----------
NET ASSETS..................................................  $ 1,865,777
                                                              ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  Class II Shares (Based on net assets of $1,865,777 and
  611,552 shares of beneficial interest issued and
  outstanding)..............................................  $      3.05
                                                              ===========

See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2002

INVESTMENT INCOME:
Dividends...................................................  $   7,501
Interest....................................................      2,925
                                                              ---------
    Total Income............................................     10,426
                                                              ---------
EXPENSES:
Shareholder Reports.........................................     40,503
Audit.......................................................     19,236
Custody.....................................................     18,543
Shareholder Services........................................     16,149
Investment Advisory Fee.....................................     15,512
Trustees' Fees and Related Expenses.........................     12,822
Accounting..................................................      9,762
Legal.......................................................      4,371
Distribution (12b-1) and Service Fees.......................      4,250
Other.......................................................      2,907
                                                              ---------
    Total Expenses..........................................    144,055
    Expense Reduction ($15,512 Investment Advisory Fee and
      $102,443 Other).......................................    117,955
    Less Credits Earned on Cash Balances....................         40
                                                              ---------
    Net Expenses............................................     26,060
                                                              ---------
NET INVESTMENT LOSS.........................................  $ (15,634)
                                                              =========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(626,071)
                                                              ---------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    195,020
  End of the Period.........................................      3,887
                                                              ---------
Net Unrealized Depreciation During the Period...............   (191,133)
                                                              ---------
NET REALIZED AND UNREALIZED LOSS............................  $(817,204)
                                                              =========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(832,838)
                                                              =========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets

                                                      YEAR ENDED          YEAR ENDED
                                                   DECEMBER 31, 2002   DECEMBER 31, 2001
                                                   -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss...............................    $   (15,634)        $   (8,912)
Net Realized Loss.................................       (626,071)          (856,387)
Net Unrealized Appreciation/Depreciation During
  the Period......................................       (191,133)           246,301
                                                      -----------         ----------

Change in Net Assets from Operations..............       (832,838)          (618,998)
Distributions from Net Investment Income..........            -0-            (20,246)
                                                      -----------         ----------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................       (832,838)          (639,244)
                                                      -----------         ----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.........................      1,855,610          1,962,822
Net Asset Value of Shares Issued Through Dividend
  Reinvestment....................................            -0-             20,246
Cost of Shares Repurchased........................     (1,332,736)          (267,409)
                                                      -----------         ----------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS....................................        522,874          1,715,659
                                                      -----------         ----------
TOTAL INCREASE/DECREASE IN NET ASSETS.............       (309,964)         1,076,415
NET ASSETS:
Beginning of the Period...........................      2,175,741          1,099,326
                                                      -----------         ----------
End of the Period (Including accumulated net
  investment loss of $21,076 and $6,025,
  respectively)...................................    $ 1,865,777         $2,175,741
                                                      ===========         ==========

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                     SEPTEMBER 25, 2000
                                                   YEAR ENDED         (COMMENCEMENT OF
                                                  DECEMBER 31,           INVESTMENT
CLASS II SHARES                                ------------------      OPERATIONS) TO
                                                2002       2001      DECEMBER 31, 2000
                                               ----------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....  $  4.52    $  7.46         $ 10.00
                                               -------    -------         -------
  Net Investment Loss........................     (.02)      (.02)            -0-
  Net Realized and Unrealized Loss...........    (1.45)     (2.82)          (2.54)
                                               -------    -------         -------
Total from Investment Operations.............    (1.47)     (2.84)          (2.54)
Less Distributions from Net Investment
  Income.....................................      -0-        .10             -0-
                                               -------    -------         -------
NET ASSET VALUE, END OF THE PERIOD...........  $  3.05    $  4.52         $  7.46
                                               =======    =======         =======

Total Return* (a)............................  -32.52%    -38.26%         -25.40%**
Net Assets at End of the Period (In
  millions)..................................  $   1.9    $   2.2         $   1.1
Ratio of Expenses to Average Net
  Assets* (b)................................    1.26%      1.27%           1.26%
Ratio of Net Investment Loss to Average Net
  Assets*....................................    (.76%)     (.59%)          (.23%)
Portfolio Turnover...........................     227%       303%             62%**
 * If certain expenses had not been voluntarily assumed by Van Kampen, total returns would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets......    6.96%      7.95%          15.73%
Ratio of Net Investment Loss to Average Net
  Assets.....................................   (6.46%)    (7.27%)        (14.70%)

** Non-Annualized

(a) These returns include combined Rule 12b-1 fees and services fees of up to .25%.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended December 31, 2001.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Aggressive Growth Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business Trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek capital growth. The Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in common stocks and other equity securities of small- and medium-sized growth companies. The Portfolio commenced investment operations on September 25, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value is determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow the Portfolio to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2002, the Portfolio had an accumulated capital loss carryforward for tax purposes of $1,631,724, which will expire between December 31, 2008 and 2010.

    At December 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $1,918,482
                                                                ==========
Gross tax unrealized appreciation...........................    $   91,686
Gross tax unrealized depreciation...........................      (104,374)
                                                                ----------
Net tax unrealized depreciation on investments..............    $  (12,688)
                                                                ==========

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.

    The tax character of distributions paid during the years ended December 31, 2002 and 2001 was as follows:

                                                              2002      2001
Distributions paid from:
  Ordinary Income...........................................  $-0-     $20,246
  Long-term capital gain....................................   -0-         -0-
                                                              ----     -------
                                                              $-0-     $20,246
                                                              ====     =======

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

States of America and federal income tax purposes, permanent differences between financial and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent book and tax differences relating to a net operating loss of $327 was reclassified from capital to accumulated undistributed net investment loss. Additionally, a permanent book and tax basis difference relating to the Portfolio's investment in other regulated investment companies totaling $256 was reclassified from accumulated net realized loss to accumulated undistributed net investment loss.

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of loses relating to wash sale transactions and post October losses which are not realized for tax purposes until the first day of the following fiscal year.

F. EXPENSE REDUCTIONS During the year ended December 31, 2002, the Portfolio's custody fee was reduced by $40 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Portfolio's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly based upon the average daily net assets as follow:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .75%
Next $500 million...........................................       .70%
Over $1 billion.............................................       .65%

    For the year ended December 31, 2002, the Adviser voluntarily waived $15,512 of its investment advisory fees and assumed $102,443 of the Portfolio's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended December 31, 2002, the Portfolio recognized expenses of approximately $4,400 representing legal services provided by Skadden, Arps, Slate, Meagher, & Flom (Illinois), counsel to the portfolio, of which a trustee of the portfolio is an affiliated person.

    Under an Accounting Services Agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio with assets exceeding $20 million. For the year ended December 31, 2002, no cost was allocated to the Portfolio.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

    Van Kampen Investor Services Inc., (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the year ended December 31, 2002, the Portfolio recognized expenses of approximately $16,000 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate their officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for their trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, invested in the common shares of those funds selected by the trustees. Investments in such funds of $10,210 are included in "Other" assets and offsetting liabilities are included in "Trustees' Deferred Compensation and Retirement Plans" on the Statement of Assets and Liabilities at December 31, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended December 31, 2002, the Portfolio paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $144.

    At December 31, 2002, Van Kampen owned 100,000 shares of the Portfolio.

3. CAPITAL TRANSACTIONS

At December 31, 2002, capital aggregated $3,579,000. For the year ended December 31, 2002, share transactions were as follows:

Beginning Shares............................................     481,186
Sales.......................................................     465,778
Repurchases.................................................    (335,412)
                                                                --------
Ending Shares...............................................     611,552
                                                                ========

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

    At December 31, 2001, capital aggregated $3,056,453. For the year ended December 31, 2001, share transactions were as follows:

Beginning Shares............................................    147,281
Sales.......................................................    376,241
Dividend Reinvestment.......................................      3,813
Repurchases.................................................    (46,149)
                                                                -------
Ending Shares...............................................    481,186
                                                                =======

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $5,030,835 and $4,432,491, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts with respect to its Class II Shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

    Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily.

                BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2003 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
COMMON STOCKS  94.2%
APPAREL & ACCESSORIES  2.5%
Coach, Inc. (a).............................................    840    $   41,782
Liz Claiborne, Inc. ........................................    820        28,905
                                                                       ----------
                                                                           70,687
                                                                       ----------
APPAREL RETAIL  1.1%
Gap, Inc. ..................................................  1,650        30,954
                                                                       ----------
APPLICATION SOFTWARE  2.2%
Citrix Systems, Inc. (a)....................................  1,030        20,971
Documentum, Inc. (a)........................................    820        16,129
Mercury Interactive Corp. (a)...............................    620        23,938
                                                                       ----------
                                                                           61,038
                                                                       ----------
ASSET MANAGEMENT & CUSTODY BANKS  1.3%
Legg Mason, Inc. ...........................................    310        20,134
T. Rowe Price Group, Inc. ..................................    410        15,477
                                                                       ----------
                                                                           35,611
                                                                       ----------
AUTO PARTS & EQUIPMENT  1.1%
Advanced Auto Parts, Inc. (a)...............................    170        10,353
Magna International, Inc., Class A (Canada).................    310        20,854
                                                                       ----------
                                                                           31,207
                                                                       ----------
BIOTECHNOLOGY  7.0%
Amgen, Inc. (a).............................................    620        41,193
Celgene Corp. (a)...........................................    520        15,808
Genentech, Inc. (a).........................................    410        29,569
Gilead Sciences, Inc. (a)...................................  1,030        57,247
Invitrogen Corp. (a)........................................    620        23,789
Martek Biosciences Corp. (a)................................    310        13,311
MedImmune, Inc. (a).........................................    410        14,912
                                                                       ----------
                                                                          195,829
                                                                       ----------
BROADCASTING & CABLE TV  2.3%
Cablevision Systems Corp., Class A (a)......................    820        17,023
EchoStar Communications Corp., Class A (a)..................    820        28,388
XM Satellite Radio Holdings, Inc., Class A (a)..............  1,670        18,453
                                                                       ----------
                                                                           63,864
                                                                       ----------
CASINOS & GAMING  1.6%
GTECH Holdings Corp. .......................................    620        23,343
International Game Technology...............................    210        21,489
                                                                       ----------
                                                                           44,832
                                                                       ----------

 D-18                                          See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2003 (Unaudited)

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
COMMERCIAL PRINTING  0.6%
R.R. Donnelley & Sons Co. ..................................    630    $   16,468
                                                                       ----------

COMMUNICATIONS EQUIPMENT  4.3%
ADTRAN, Inc. (a)............................................    410        21,029
Comverse Technology, Inc. (a)...............................  1,240        18,637
Corning, Inc. (a)...........................................  3,090        22,835
Foundry Networks, Inc. (a)..................................  1,240        17,856
Juniper Networks, Inc. (a)..................................  2,060        25,482
McData Corp., Class A (a)...................................  1,030        15,110
                                                                       ----------
                                                                          120,949
                                                                       ----------
COMPUTER & ELECTRONICS RETAIL  1.6%
Best Buy Co., Inc. (a)......................................  1,030        45,238
                                                                       ----------

COMPUTER STORAGE & PERIPHERALS  2.0%
Avid Technology, Inc. (a)...................................    400        14,028
Network Appliance, Inc. (a).................................  1,650        26,746
Storage Technology Corp. (a)................................    620        15,959
                                                                       ----------
                                                                           56,733
                                                                       ----------
CONSTRUCTION & FARM MACHINERY  0.8%
Paccar, Inc. ...............................................    310        20,944
                                                                       ----------

CONSUMER ELECTRONICS  0.6%
Harman International Industries, Inc. ......................    210        16,619
                                                                       ----------

CONSUMER FINANCE  1.6%
Capital One Financial Corp. ................................    410        20,164
SLM Corp. ..................................................    620        24,285
                                                                       ----------
                                                                           44,449
                                                                       ----------
DATA PROCESSING & OUTSOURCING SERVICES  0.6%
CheckFree Corp. (a).........................................    620        17,261
                                                                       ----------

DIVERSIFIED COMMERCIAL SERVICES  2.5%
Apollo Group, Inc., Class A (a).............................    410        25,322
Career Education Corp. (a)..................................    410        28,052
Fair Issac Corp. ...........................................    310        15,949
                                                                       ----------
                                                                           69,323
                                                                       ----------
ELECTRONIC EQUIPMENT MANUFACTURERS  1.3%
Garmin Ltd. (Cayman Islands) (a)............................    410        16,347
Omnivision Technologies, Inc. (a)...........................    620        19,344
                                                                       ----------
                                                                           35,691
                                                                       ----------
EMPLOYMENT SERVICES  0.6%
Monster Worldwide, Inc. (a).................................    820        16,179
                                                                       ----------

See Notes to Financial Statements                                           D-19

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2003 (Unaudited)

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
FOOTWEAR  1.8%
Reebok International Ltd. (a)...............................    820    $   27,577
Timberland Co., Class A (a).................................    410        21,673
                                                                       ----------
                                                                           49,250
                                                                       ----------
GENERAL MERCHANDISE STORES  1.1%
Dollar General Corp. .......................................  1,650        30,129
                                                                       ----------

HEALTH CARE EQUIPMENT  5.3%
Becton, Dickinson & Co. ....................................    410        15,928
Boston Scientific Corp. (a).................................    820        50,102
C.R. Bard, Inc. ............................................    210        14,975
St. Jude Medical, Inc. (a)..................................    410        23,575
Varian Medical Systems, Inc. (a)............................    410        23,604
Zimmer Holdings, Inc. (a)...................................    410        18,470
                                                                       ----------
                                                                          146,654
                                                                       ----------
HEALTH CARE SERVICES  1.1%
AdvancePCS (a)..............................................    820        31,349
                                                                       ----------

HEALTH CARE SUPPLIES  1.2%
Fisher Scientific International, Inc. (a)...................    530        18,497
Millipore Corp. (a).........................................    310        13,755
                                                                       ----------
                                                                           32,252
                                                                       ----------
HOME ENTERTAINMENT SOFTWARE  1.1%
Electronic Arts, Inc. (a)...................................    410        30,336
                                                                       ----------

HOME IMPROVEMENT RETAIL  1.2%
Home Depot, Inc. ...........................................  1,030        34,114
                                                                       ----------

HOMEBUILDING  0.9%
Hovnanian Enterprises, Inc., Class A (a)....................    210        12,379
Ryland Group, Inc. .........................................    200        13,880
                                                                       ----------
                                                                           26,259
                                                                       ----------
INDUSTRIAL MACHINERY  2.2%
Danaher Corp. ..............................................    410        27,901
Dover Corp. ................................................    620        18,575
Pall Corp. .................................................    620        13,950
                                                                       ----------
                                                                           60,426
                                                                       ----------
INTEGRATED TELECOMMUNICATION SERVICES  1.4%
Amdocs Ltd. (Guernsey) (a)..................................  1,650        39,600
                                                                       ----------

INTERNET RETAIL  6.3%
Amazon.com, Inc. (a)........................................  1,440        52,546
eBay, Inc. (a)..............................................    620        64,592
InterActiveCorp (a).........................................  1,030        40,757

 D-20                                          See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2003 (Unaudited)

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
INTERNET RETAIL (CONTINUED)
NetFlix, Inc. (a)...........................................    730    $   18,652
                                                                       ----------
                                                                          176,547
                                                                       ----------
INTERNET SOFTWARE & SERVICES  1.5%
Yahoo!, Inc. (a)............................................  1,240        40,622
                                                                       ----------

INVESTMENT BANKING & BROKERAGE  1.5%
Lehman Brothers Holdings, Inc. .............................    620        41,218
                                                                       ----------

LEISURE PRODUCTS  1.2%
Brunswick Corp. ............................................    620        15,512
Hasbro, Inc. ...............................................  1,030        18,015
                                                                       ----------
                                                                           33,527
                                                                       ----------
MANAGED HEALTH CARE  4.8%
Aetna, Inc. ................................................    410        24,682
Anthem, Inc. (a)............................................    410        31,632
Coventry Health Care, Inc. (a)..............................    410        18,926
Health Net, Inc. (a)........................................    620        20,429
Mid Atlantic Medical Services, Inc. (a).....................    410        21,443
WellPoint Health Networks, Inc. (a).........................    210        17,703
                                                                       ----------
                                                                          134,815
                                                                       ----------
OFFICE ELECTRONICS  0.6%
Zebra Technologies Corp., Class A (a).......................    210        15,790
                                                                       ----------

OIL & GAS DRILLING  0.5%
Patterson-UTI Energy, Inc. (a)..............................    410        13,284
                                                                       ----------

OIL & GAS EQUIPMENT & SERVICES  1.4%
BJ Services Co. (a).........................................    620        23,163
Smith International, Inc. (a)...............................    410        15,063
                                                                       ----------
                                                                           38,226
                                                                       ----------
OIL & GAS EXPLORATION & PRODUCTION  1.4%
Burlington Resources, Inc. .................................    410        22,169
XTO Energy, Inc. ...........................................    823        16,551
                                                                       ----------
                                                                           38,720
                                                                       ----------
OTHER DIVERSIFIED FINANCIAL SERVICES  0.7%
Janus Capital Group, Inc. ..................................  1,230        20,172
                                                                       ----------

PHARMACEUTICALS  5.8%
Allergan, Inc. .............................................    210        16,191
Biovail Corp. (Canada) (a)..................................    520        24,471
Inamed Corp. (a)............................................    310        16,644
IVAX Corp. (a)..............................................    820        14,637
Taro Pharmaceuticals Industries, Ltd., Class A (Israel)
  (a).......................................................    310        17,013

See Notes to Financial Statements                                           D-21

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2003 (Unaudited)

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
PHARMACEUTICALS (CONTINUED)
Teva Pharmaceutical Industries, Ltd.--ADR (Israel)..........    820    $   46,683
Watson Pharmaceuticals Inc. (a).............................    620        25,029
                                                                       ----------
                                                                          160,668
                                                                       ----------
PROPERTY & CASUALTY  0.6%
Fidelity National Financial, Inc. ..........................    512        15,749
                                                                       ----------

PUBLISHING  0.6%
Getty Images, Inc. (a)......................................    400        16,520
                                                                       ----------

RESTAURANTS  1.3%
CBRL Group, Inc. ...........................................    410        15,933
P.F. Chang's China Bistro, Inc. (a).........................    410        20,176
                                                                       ----------
                                                                           36,109
                                                                       ----------
SEMICONDUCTOR EQUIPMENT  2.5%
KLA-Tencor Corp. (a)........................................    620        28,824
Lam Research Corp. (a)......................................    820        14,932
SanDisk Corp. (a)...........................................    620        25,017
                                                                       ----------
                                                                           68,773
                                                                       ----------
SEMICONDUCTORS  3.9%
Broadcom Corp., Class A (a).................................  1,030        25,657
Marvell Technology Group Ltd. (Bermuda) (a).................    820        28,183
NVIDIA Corp. (a)............................................    620        14,266
QLogic Corp. (a)............................................    410        19,815
Taiwan Semiconductor Manufacturing Co., Ltd.--ADR
  (Taiwan-Republic of China) (a)............................  2,060        20,765
                                                                       ----------
                                                                          108,686
                                                                       ----------
SYSTEMS SOFTWARE  2.6%
Avocent Corp. (a)...........................................    410        12,271
Micromuse, Inc. (a).........................................  1,650        13,184
NetScreen Technologies, Inc. (a)............................    820        18,491
VERITAS Software Corp. (a)..................................  1,030        29,530
                                                                       ----------
                                                                           73,476
                                                                       ----------
THRIFTS & MORTGAGE FINANCE  2.5%
Countrywide Financial Corp. ................................    410        28,524
Golden West Financial Corp. ................................    210        16,802
New York Community Bancorp, Inc. ...........................    830        24,145
                                                                       ----------
                                                                           69,471
                                                                       ----------
WIRELESS TELECOMMUNICATION SERVICES  1.6%
Nextel Communications, Inc., Class A (a)....................  2,470        44,658
                                                                       ----------

 D-22                                          See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2003 (Unaudited)

                                                                         MARKET
DESCRIPTION                                                              VALUE
TOTAL LONG-TERM INVESTMENTS  94.2%
(Cost $2,210,153)...................................................   $2,621,276
REPURCHASE AGREEMENT  18.8%
UBS Securities LLC ($522,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 06/30/03, to be sold
  on 07/01/03 at $522,016) (Cost $522,000)..........................      522,000
                                                                       ----------
TOTAL INVESTMENTS  113.0%
  (Cost $2,732,153).................................................    3,143,276
LIABILITIES IN EXCESS OF OTHER ASSETS  (13.0%)......................     (362,391)
                                                                       ----------

NET ASSETS  100.0%..................................................   $2,780,885
                                                                       ==========

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

See Notes to Financial Statements                                           D-23

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2003 (Unaudited)

ASSETS:
Total Investments, including repurchase agreement of
  $522,000 (Cost $2,732,153)................................  $ 3,143,276
Cash........................................................       15,304
Receivables:
  Investments Sold..........................................      135,212
  Portfolio Shares Sold.....................................       32,675
  Expense Reimbursement from Adviser........................        7,069
  Dividends.................................................          207
  Interest..................................................           16
Other.......................................................       14,706
                                                              -----------
    Total Assets............................................    3,348,465
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................      489,055
  Distributor and Affiliates................................        3,436
  Portfolio Shares Repurchased..............................          454
Accrued Expenses............................................       50,802
Trustees' Deferred Compensation and Retirement Plans........       23,833
                                                              -----------
    Total Liabilities.......................................      567,580
                                                              -----------
NET ASSETS..................................................  $ 2,780,885
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $ 4,133,357
Net Unrealized Appreciation.................................      411,123
Accumulated Net Investment Loss.............................      (30,489)
Accumulated Net Realized Loss...............................   (1,733,106)
                                                              -----------
NET ASSETS..................................................  $ 2,780,885
                                                              ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE (Based on net assets of $2,780,885 and 765,740
  shares of beneficial interest issued and outstanding).....  $      3.63
                                                              ===========

 D-24                                          See Notes to Financial Statements

Statement of Operations
For the Six Months Ended June 30, 2003 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $40).........  $  2,341
Interest....................................................       985
                                                              --------
    Total Income............................................     3,326
                                                              --------
EXPENSES:
Shareholder Reports.........................................    18,665
Custody.....................................................     9,436
Audit.......................................................     9,011
Shareholder Services........................................     7,671
Investment Advisory Fee.....................................     7,583
Trustees' Fees and Related Expenses.........................     6,940
Accounting..................................................     4,074
Distribution (12b-1) and Service Fees.......................     2,310
Legal.......................................................     1,374
Other.......................................................     2,020
                                                              --------
    Total Expenses..........................................    69,084
    Expense Reduction ($7,583 Investment Advisory Fee and
      $48,742 Other)........................................    56,325
    Less Credits Earned on Cash Balances....................        20
                                                              --------
    Net Expenses............................................    12,739
                                                              --------
NET INVESTMENT LOSS.........................................  $ (9,413)
                                                              ========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(37,072)
                                                              --------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     3,887
  End of the Period.........................................   411,123
                                                              --------
Net Unrealized Appreciation During the Period...............   407,236
                                                              --------
NET REALIZED AND UNREALIZED GAIN............................  $370,164
                                                              ========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $360,751
                                                              ========

See Notes to Financial Statements                                           D-25

Statements of Changes in Net Assets
(Unaudited)

                                                        SIX MONTHS ENDED       YEAR ENDED
                                                         JUNE 30, 2003      DECEMBER 31, 2002
                                                        -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss...................................     $   (9,413)         $   (15,634)
Net Realized Loss.....................................        (37,072)            (626,071)
Net Unrealized Appreciation/Depreciation During the
  Period..............................................        407,236             (191,133)
                                                           ----------          -----------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...        360,751             (832,838)
                                                           ----------          -----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.............................        894,825            1,855,610
Cost of Shares Repurchased............................       (340,468)          (1,332,736)
                                                           ----------          -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS....        554,357              522,874
                                                           ----------          -----------
TOTAL INCREASE/DECREASE IN NET ASSETS.................        915,108             (309,964)
NET ASSETS:
Beginning of the Period...............................      1,865,777            2,175,741
                                                           ----------          -----------
End of the Period (Including accumulated net
  investment loss of $30,489 and $21,076,
  respectively).......................................     $2,780,885          $ 1,865,777
                                                           ==========          ===========

 D-26                                          See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                            SEPTEMBER 25, 2000
                                        SIX MONTHS        YEAR ENDED          (COMMENCEMENT
                                          ENDED          DECEMBER 31,         OF INVESTMENT
CLASS II SHARES                          JUNE 30,     ------------------      OPERATIONS) TO
                                           2003        2002       2001      DECEMBER 31, 2000
                                        ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...............................   $ 3.05      $  4.52    $  7.46         $ 10.00
                                          ------      -------    -------         -------
  Net Investment Loss..................     (.01)        (.02)      (.02)            -0-
  Net Realized and Unrealized
    Gain/Loss..........................      .59        (1.45)     (2.82)          (2.54)
                                          ------      -------    -------         -------
Total from Investment Operations.......      .58        (1.47)     (2.84)          (2.54)
Less Distributions from Net Investment
  Income...............................      -0-          -0-        .10             -0-
                                          ------      -------    -------         -------
NET ASSET VALUE, END OF THE PERIOD.....   $ 3.63      $  3.05    $  4.52         $  7.46
                                          ------      -------    -------         -------

Total Return* (a)......................  19.02%*      -32.52%    -38.26%         -25.40%**
Net Assets at End of the Period (In
  millions)............................   $  2.8      $   1.9    $   2.2         $   1.1
Ratio of Expenses to Average Net
  Assets* (b)..........................    1.26%        1.26%      1.27%           1.26%
Ratio of Net Investment Loss to Average
  Net Assets*..........................    (.93%)       (.76%)     (.59%)          (.23%)
Portfolio Turnover.....................     119%*        227%       303%             62%**
*  If certain expenses had not been voluntarily assumed by Van Kampen, total returns would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net
     Assets............................    6.83%        6.96%      7.95%          15.73%
   Ratio of Net Investment Loss to
     Average Net Assets................   (6.50%)      (6.46%)    (7.27%)        (14.70%)

**  Non-Annualized

(a) These returns include combined Rule 12b-1 fees and services fees of up to .25%.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended December 31, 2001.

See Notes to Financial Statements                                           D-27

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Aggressive Growth Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business Trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek capital growth. The Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in common stocks and other equity securities of small- and medium-sized growth companies. The Portfolio commenced investment operations on September 25, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value is determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003 (Unaudited)

substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow the Portfolio to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2002, the Portfolio had an accumulated capital loss carryforward for tax purposes of $1,631,724, which will expire between December 31, 2008 and 2010.

    At June 30, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $2,739,255
                                                              ==========
Gross tax unrealized appreciation...........................  $  416,581
Gross tax unrealized depreciation...........................     (12,560)
                                                              ----------
Net tax unrealized appreciation on investments..............  $  404,021
                                                              ==========

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares dividends from net investment income and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the six months June 30, 2003, the Portfolio's custody fee was reduced by $20 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Portfolio's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly based upon the average daily net assets as follow:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .75%
Next $500 million...........................................     .70%
Over $1 billion.............................................     .65%

    For the six months ended June 30, 2003, the Adviser voluntarily waived $7,583 of its investment advisory fees and assumed $48,742 of the Portfolio's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the six months ended June 30, 2003, the Portfolio recognized expenses of approximately $1,400 representing legal services provided by Skadden, Arps, Slate, Meagher, & Flom (Illinois), counsel to the portfolio, of which a trustee of the portfolio is an affiliated person.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003 (Unaudited)

    Under an Accounting Services Agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such securities to each portfolio. The Adviser allocates the cost of such services to each portfolio with assets exceeding $20 million. For the six months ended June 30, 2003, no cost was allocated to the Portfolio.

    Van Kampen Investor Services Inc., (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the six months ended June 30, 2003, the Portfolio recognized expenses of approximately $7,400 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate their officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for their trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, invested in the common shares of those Portfolios selected by the trustees. Investments in such funds of $13,812 are included in "Other" assets and offsetting liabilities are included in "Trustees' Deferred Compensation and Retirement Plans" on the Statement of Assets and Liabilities at June 30, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended June 30, 2003, the Portfolio paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $159.

    At June 30, 2003, Van Kampen owned 100,000 shares of the Portfolio.

3. CAPITAL TRANSACTIONS

At June 30, 2003, capital aggregated $4,133,357. For the six months ended June 30, 2003, share transactions were as follows:

Beginning Shares............................................   611,552
Sales.......................................................   261,927
Repurchases.................................................  (107,739)
                                                              --------
Ending Shares...............................................   765,740
                                                              ========

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003 (Unaudited)

    At December 31, 2002, capital aggregated $3,579,000. For the year ended December 31, 2002, share transactions were as follows:

Beginning Shares............................................   481,186
Sales.......................................................   465,778
Repurchases.................................................  (335,412)
                                                              --------
Ending Shares...............................................   611,552
                                                              ========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $2,845,137 and $2,368,820, respectively.

6. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts with respect to such shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

    Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily.

                                                                      APPENDIX E

     Audited financial statements of LSA Variable Series Trust, including LSA Aggressive Growth Fund and LSA Emerging Growth Equity Fund, for the fiscal year ended December 31, 2002 and the six-months ended June 30, 2003.

ANNUAL
 REPORT                       EMERGING GROWTH EQUITY FUND
                              Advised by: RS Investment Management, L.P.

                              AGGRESSIVE GROWTH FUND
                              Advised by: Van Kampen Asset Management Inc.

                              CAPITAL APPRECIATION FUND
                              Advised by: Janus Capital Management LLC

                              FOCUSED EQUITY FUND
                              Advised by: Van Kampen

                              DIVERSIFIED MID-CAP FUND
                              Advised by: Fidelity Management & Research Company

                              MID CAP VALUE FUND
                              Advised by: Van Kampen Asset Management Inc.

                              GROWTH EQUITY FUND
                              Advised by: Goldman Sachs Asset Management

                              BLUE CHIP FUND
                              Advised by: AIM Capital Management, Inc.

                              DISCIPLINED EQUITY FUND
                              Advised by: J.P. Morgan Investment Management Inc.

                              VALUE EQUITY FUND
                              Advised by: Salomon Brothers Asset Management Inc

                              BASIC VALUE FUND
                              Advised by: AIM Capital Management, Inc.

                              BALANCED FUND
                              Advised by: OpCap Advisors

D E C E M B E R 3 1, 2 0 0 2  [LSA(R) LOGO] Variable Series Trust

Shares of funds within the LSA Variable Series Trust are not deposits or other obligations of any financial institution, are not guaranteed by any financial institution, are not insured by the FDIC or any agency, and involve investment risks, including the possible loss of the principal amount invested.

This Annual Report is submitted for the general information of the shareholders of the funds within the LSA Variable Series Trust ("LSA Funds"). It is not authorized for distribution to prospective investors unless proceeded or accompanied by an effective prospectus which contains additional information on how to purchase shares of the LSA Funds, as well as information about management fees and other expenses. An investor should read the prospectus carefully before investing or sending money.

LSA VARIABLE SERIES TRUST
PRESIDENT'S LETTER

February 20, 2003

Dear Shareholder:

We are pleased to present the LSA Variable Series Trust (the "Trust") Annual Report for the period ending December 31, 2002.

During 2002, domestic equities declined for a third straight year -- the first such occurrence since 1939-1941. In fact, the S&P 500 Index's decline of -22.10% in 2002 marked its worst performance since 1974.

A number of factors served to undermine the market, including uncertainty about an economic rebound, anemic corporate profits, numerous accounting scandals, the ongoing threat of terrorism, and a possible war in Iraq. While the market rallied in the fourth quarter, due in part to the Federal Reserve Board (the "Fed") lowering short-term interest rates to their lowest level in over 40 years, it was not enough to overshadow the market's weakness earlier in the year.

While these results can be disheartening, it is important to remember that the financial markets will have periods of good and bad performance in the short-term. Remain focused on your long-term investment goals and keep your portfolio diversified among asset classes, like stocks, bonds and money markets. Your variable insurance contract provides a number of different investment choices. By dividing your money among them, you can help limit the impact that a decline in any single asset class may have on your overall portfolio.

As always, if you have questions on any of the LSA Funds, just ask your investment professional. Your investment professional knows your individual circumstances best and can help you create a diversified portfolio that is right for your needs.

Sincerely,
 -s- John R. Hunter
 ------------------
JOHN R. HUNTER
President
LSA Variable Series Trust

LSA VARIABLE SERIES TRUST EMERGING GROWTH EQUITY FUND
ADVISED BY: RS INVESTMENT MANAGEMENT, L.P.

PERFORMANCE REVIEW

The LSA Emerging Growth Equity Fund finished the 12-month period ending December 31, 2002, returning -41.89% compared to a -30.26% return for the benchmark Russell 2000 Growth Index. The 30% decline in the Russell benchmark is the steepest annual decline since the benchmark's inception. The Fund did rise +7.50% in the fourth quarter, against a +7.51% rise in the benchmark Russell 2000 Growth Index.

The Fund's significant underperformance for the year can be largely traced to its emphasis on emerging growth companies. These faster growth companies fell more sharply than many less growth-oriented companies that compose the broad benchmark. As investors shortened their horizons throughout 2001-2002, the multiples of our universe shrank markedly, from north of 40x earnings in 2000 to 23x earnings in mid-year 2002. The S&P 500 P/E stood at 20x in mid-2002, near parity with emerging growth stocks.

Marvell Technology Group has conquered the emerging gigabyte Ethernet semiconductor segment. Marvell benefited from the exit of a major competitor in storage chips for disk drives, and the company entered a new market for wireless LAN chips. In the last 12 months Marvell has expanded revenues by 74%, and increased earnings by more than 150%. Yet the stock declined from over $50.00 to a low near $16.00, before recovering somewhat in the fourth quarter. It is this kind of decoupling of fundamentals and stock price that most frustrated us for the first three quarters of the year.

The Fund owned a number of software companies that contributed strong returns in the fourth quarter. We believe product demand for many software companies will slowly begin to improve in 2003. Besides historically cheap prices, we see many software companies with 20%-40% excess capacity. This suggests to us that many companies can increase production without any additional investment in their business, and in most cases the incremental revenue will drop right to the bottom line.

Health Care, which had been a rewarding area for many growth investors throughout the last year, cooled down some in the fourth quarter. We made good sell decisions in stocks like Lifepoint Hospitals, especially in light of the news on large-cap hospital company Tenet Healthcare, which is under investigation for aggressive Medicare billing.

We, therefore, are focused on more secular growth opportunities. A good example is Pharmaceutical Product Development, Inc., which provides drug development and discovery services to biotechnology and pharmaceutical companies. In short, the company provides a range of services to get drugs through the various phases of the FDA approval process, and then into the marketplace. The company enjoys strong organic growth; earnings were up 30% last year and we think they can increase another 25%-30% in 2003. Trading at 17x our earnings estimate for 2003, the stock is trading at a very attractive price.

OUTLOOK

Few equity investors were sad to see 2002 end. The market wrung the excess out of the economy, and in our view overreacted in the face of what we think is a slowly improving economy. Nonetheless the market has the last vote, and it voted strongly against our investment style, and many of our stock selections last year. However, the market has abandoned this segment before: in 1994, when Cisco router growth slowed, all technology stocks faltered but resurrected when Netscape went public in 1995. In 1998, when the Asian crisis occurred, semiconductor and networking stocks collapsed but lifted briskly in 1999 as the Internet boom cycle ignited. We are more confident of one eventual outcome. At some point in the future, as they always have in the past, investors will dramatically extend their time horizons, pushing up small-cap growth valuations to historically consistent ranges. We look forward to better results ahead.

The views expressed herein reflect those of RS Investment Management, L.P., the Fund's Adviser, and do not necessarily represent the views of LSA Variable Series Trust or the Trust's Manager, LSA Asset Management, LLC. Such views are subject to change at any time based upon market or other conditions. Furthermore, such views may not be relied upon as investment advice or as an indication of any Fund's trading intent.

INVESTMENT PERFORMANCE

                         [INVESTMENT PERFORMANCE GRAPH]

                          AVERAGE ANNUAL TOTAL RETURNS
                         PERIODS ENDED DECEMBER 31, 2002

                                                  SINCE INCEPTION        VALUE OF $10,000 INVESTMENT
                                 ONE YEAR             10/1/99                   AS OF 12/31/02
                                 --------         ---------------        ---------------------------
Emerging Growth Equity Fund      (41.89)%            (15.27)%                       $5,834
Russell 2000 Growth Index        (30.26)%            (11.91)%                       $6,618

Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares of the Fund, when redeemed, may be worth more or less than original cost. Total returns do not reflect charges incurred at the separate investment account level. The market index shown above is unmanaged and does not incur expenses. Total returns assume reinvestment of dividends.

LSA VARIABLE SERIES TRUST AGGRESSIVE GROWTH FUND
ADVISED BY: VAN KAMPEN ASSET MANAGEMENT, INC.

PERFORMANCE REVIEW

For the 12 months ended December 31, 2002, the LSA Aggressive Growth Fund returned -31.59%. By comparison, the Russell Midcap Growth Index, the Fund's benchmark, returned -27.41% for the same period.

The year 2002 was another difficult one for stocks as major market indices turned in negative returns for the third consecutive year. Global tensions, mistrust of corporate financial statements and continued economic uncertainty contributed to poor market sentiment. Despite a strong fourth quarter rally, stocks were unable to muster a recovery.

Over the course of the year, the Fund benefited from its avoidance of Utility stocks and its underweighting in Telecommunication services. Both sectors suffer from too much debt and poor pricing power. Within the Telecommunications sector, strong stock selection was a positive contributor to the Fund's return.

Stock selection in the Healthcare sector was also strong and contributed to the Fund's performance. An underweighting in Technology was somewhat beneficial; however, the extent of that sector's decline combined with the performance of individual portfolio holdings resulted in an overall negative impact on the Fund relative to its benchmark.

While mid cap stocks performed well in 2001 on a relative basis, large cap stocks took the lead during much of 2002 and the Fund's underweighting detracted from performance. Valuations of mid cap stocks currently appear attractive to us and we believe this could bode well for future performance, as the Fund has a significant weighting in mid cap stocks.

The Fund continues to seek companies with rising earnings expectations and rising valuations. Finding suitable opportunities was challenging as few stocks displayed both characteristics and many displayed neither.

Given the market's high volatility level in 2002, we diligently attempted to moderate the portfolio's risk by keeping sector weightings roughly in line with the market, by maintaining a high level of diversification, and by holding a larger than normal number of companies in the portfolio. This proved to be prudent given the number of high profile poor performers in sectors such as Telecommunications and Media.

We continued to avoid the lower quality stocks that led the market in the fourth quarter, because they typically do not have the financial strength of the companies that we like to own. We prefer companies that generate their own cash flow and don't rely solely on the markets or banks for financing.

OUTLOOK

Economic data released in the middle of the fourth quarter was generally more favorable, helping to squelch worries about a double dip recession in the U.S., and the Federal Reserve Board's (the "Fed") November rate cut provided additional positive news. However, there is still a risk that consumer spending will slow or that corporate spending will not accelerate in the coming year. In addition, continuing global tensions have continued to weigh on the markets. While we are cautiously optimistic, we believe that economic growth, corporate profits, and stock price returns will be modest.

As long as the market is plagued by uncertainty, we expect to maintain the portfolio's sector-neutral diversification. We anticipate increasing our focus on attractively valued smaller cap companies and are optimistic that such as strategy will likely be beneficial, given that smaller companies are more nimble, are likely to benefit more from today's cheap bank financing, and have tended to outperform in past economic recoveries.

The views expressed herein reflect those of Van Kampen Asset Management, Inc., the Fund's Adviser, and do not necessarily represent the views of LSA Variable Series Trust or the Trust's Manager, LSA Asset Management, LLC. Such views are subject to change at any time based upon market or other conditions. Furthermore, such views may not be relied upon as investment advice or as an indication of any Fund's trading intent.

INVESTMENT PERFORMANCE

                         [INVESTMENT PERFORMANCE GRAPH]

                          AVERAGE ANNUAL TOTAL RETURNS
                         PERIODS ENDED DECEMBER 31, 2002

                                              SINCE INCEPTION     VALUE OF $10,000 INVESTMENT
                              ONE YEAR            8/14/01                AS OF 12/31/02
                              --------        ---------------     ---------------------------
Aggressive Growth Fund        (31.59)%            (27.49)%                   $6,410
Russell Midcap Growth Index   (27.41)%            (19.64)%                   $7,390

Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares of the Fund, when redeemed, may be worth more or less than original cost. Total returns do not reflect charges incurred at the separate investment account level. The market index shown above is unmanaged and does not incur expenses. Total returns assume reinvestment of dividends.

LSA VARIABLE SERIES TRUST CAPITAL APPRECIATION FUND
ADVISED BY: JANUS CAPITAL MANAGEMENT LLC

PERFORMANCE REVIEW

Fear was in abundance during the year as the markets reacted to accounting irregularities, corporate scandals and tensions in the Middle East by sending stocks to their lowest levels in nearly six years. Underpinning the pessimism was a "stop and start" economic recovery whose few signs of strength were limited to housing and automobile sales. Surprisingly, even as consumer confidence, retail sales and manufacturing experienced alarming drops late in the period, stocks moved dramatically higher. Better- than-expected company earnings and a 50-basis-point rate cut by the Federal Reserve Board (the "Fed") seemed to lift investor's spirits. However, these gains were almost as quickly given back as rising oil prices and geopolitical tensions spooked investors. In this uneven environment, the LSA Capital Appreciation Fund declined -28.66% during the 12-month period ending December 31, 2002, trailing its benchmark, the S&P 500 Index, which lost -22.10%.

The Fund's relative underperformance during the year can be summed up in two words: Cisco Systems. We began trimming the Fund's holdings in the computer-networking equipment maker during the third quarter after specific fundamental and anecdotal data suggested the company faced further business challenges ahead. Unfortunately, we sold a large block of stock just before Cisco's shares jumped 40% higher. To say this decision was ill-timed is an understatement. However, Cisco later lowered its fourth-quarter earnings forecast, confirming our initial outlook for the company.

Longtime holding Liberty Media also worked against us. The cable and media giant has been a laggard for most of the year. However, Liberty showed renewed vigor late in the period as investor sentiment surrounding cable companies and the prospects for advertising spending brightened considerably.

Companies that positively impacted our performance included Forest Laboratories and eBay. Forest Laboratories benefited from a healthcare industry that proved resilient for most of the year as well as strong sales of its anti-depressant drug Celexa and a positive reception for its successor drug, Lexapro.

Meanwhile, the world's biggest online commerce company, eBay, reported solid results for its recent quarter. Though waning consumer spending may present some challenges, the company's category expansion strategy, namely in its automobile and real estate segments as well as in its international businesses, should create solid future growth prospects.

OUTLOOK

We are continuing to emphasize companies that, first and foremost, can meet or beat their earnings expectations. Those with substantial cash flow, compelling valuations and share buyback programs in place also make our list. While we are scouring the globe looking for businesses with solid growth prospects, we are finding that they are few and far between. For this reason, the Fund's cash position is hovering in the 13% to 18% range; a level we intend to maintain until we gain some confidence the economy is indeed on the road to recovery.

We believe the economy would be well along that road if not for the looming threat of a U.S. war with Iraq. Even though consumers possess the income, they have grown increasingly cautious in their spending habits. Companies, too, are more cautious. In this short-term-oriented market environment, we are pleased to see the Fund's stocks participate on up days and hold their own on down days. Our challenge going forward, then, is to stay the course.

The views expressed herein reflect those of Janus Capital Management LLC, the Fund's Adviser, and do not necessarily represent the views of LSA Variable Series Trust or the Trust's Manager, LSA Asset Management, LLC. Such views are subject to change at any time based upon market or other conditions. Furthermore, such views may not be relied upon as investment advice or as an indication of any Fund's trading intent.

INVESTMENT PERFORMANCE

                         [INVESTMENT PERFORMANCE GRAPH]

                          AVERAGE ANNUAL TOTAL RETURNS
                         PERIODS ENDED DECEMBER 31, 2002

                                                 SINCE INCEPTION      VALUE OF A $10,000 INVESTMENT
                                 ONE YEAR            8/14/01                  AS OF 12/31/02
                                 --------        ---------------      -----------------------------
Capital Appreciation Fund        (28.66)%            (22.57)%                    $7,020
S&P 500 Index                    (22.10)%            (18.17)%                    $7,578

Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares of the Fund, when redeemed, may be worth more or less than original cost. Total returns do not reflect charges incurred at the separate investment account level. The market index shown above is unmanaged and does not incur expenses. Total returns assume reinvestment of dividends.

LSA VARIABLE SERIES TRUST FOCUSED EQUITY FUND
ADVISED BY: VAN KAMPEN

PERFORMANCE REVIEW

During the 12-month period ending December 31, 2002, the LSA Focused Equity Fund returned -29.81%, underperforming its primary benchmark, the S&P 500 Index, which returned -22.10%, and its secondary benchmark, the Russell 1000 Growth Index, which returned -27.88%.

Security selection and sector allocation both detracted from performance relative to the S&P 500 Index. Of particular note, security selection was weak in Consumer Discretionary and Industrials. Retailers Home Depot, Wal-Mart, and BJ's Wholesale Club turned in disappointing years. Home Depot has seen its momentum slow this year due to increased competition from Lowe's. Home Depot remains the leading home improvement retailer. The company remains very profitable and is capable of generating huge free cash flow. The company also has an ongoing share buyback program. Despite its dominant position among discount retailers, Wal-Mart found that it is not immune to the effects of slower consumer spending. BJ's Wholesale Clubs experienced sluggish sales and disappointing results of new market locations. BJ's has been adversely impacted by the increased pricing competition in the supermarket industry. Industrial performance was dragged down by Tyco and General Electric. Tyco is an industrial conglomerate that was in the wake of Enron-related fears and comprised of a number of seemingly valuable businesses. Our portfolio managers liquidated the position during January when company management was considering spin-offs of the individual businesses. We viewed the diversified businesses as attractive. spin-offs would only dilute shareholder value. General Electric experienced a cyclical downturn in its power systems business and its insurance business is down sharply as a result of a $1.4 billion restructuring charge. The other units of the company were not able to offset these events.

In terms of allocation, three sectors figured prominently in our underperformance. Our underweight to Energy detracted from performance. We found growth opportunities in exploration and production companies which we view as a hedge given the possibility of war. Baker Hughes is an attractive investment opportunity due to its deep sea drilling capabilities. The underweight to Financials had an adverse impact on performance. We favor diversified financial companies that demonstrate growth opportunities. Freddie Mac is an example of a company that experienced exceptional growth in 2002 due to the mortgage refinance boom as a result of lower interest rates. Citigroup had its fair share of negative news headlines. In spite of these events we continue to believe that this company is well positioned for growth. Our overweight to Information Technology detracted from relative performance. It was widely viewed that technology companies were poised for a second half recovery. Unfortunately businesses chose to hold on to their capital and postponed technology spending. Microsoft, Dell, Cisco, Intel, and IBM represent the largest percentage of our technology investment. We believe these dominant players will continue to take market share from their smaller rivals and are well positioned to benefit from a recovery in technology

Health Care represented the heaviest weight in the portfolio and largest bet relative to the benchmark. In our view, pharmaceutical and biotechnology companies have compelling growth prospects. We take a portfolio approach to investing in this space by owning a number of companies. In pharmaceuticals we monitor the effectiveness of drug therapies and their market share. Pharmaceutical companies are also evaluated on the basis of their product pipeline in order to assess future growth potential. In biotechnology, we evaluate each drug's probability of success. Our overweight to Health Care proved positive, however, security selection detracted from relative performance. Pfizer's shares have been weak on concerns regarding its merger with Pharmacia and a Neurontin (Epilepsy) patent challenge. Idec Pharmaceuticals has experienced a slower than expected rollout of its Zevalin (Non Hodgkins Lymphoma) drug therapy. Wyeth declined on news concerning side effects from long-term use of its hormone replacement therapy (Prempro).

OUTLOOK

We see signs of stabilization and are cautiously optimistic the economic recovery will continue. Recent data on purchasing activity are encouraging and we see early stage positives in areas such as advertising. The consumer has slowed somewhat but has not rolled, and in our view what needs to unfold to sustain the recovery is a pickup in corporate spending. At this point there is not a great deal of visibility for the vast number of companies we follow. Geopolitical concerns around oil and the possibility of war continue to cast a cloud for individual companies and the market in general. We continue to invest in a mix of stable and cyclical growth companies and at the margin will look to add beta to the portfolio in anticipation of a recovery.

The views expressed herein reflect those of Van Kampen, the Fund's Adviser, and do not necessarily represent the views of LSA Variable Series Trust or the Trust's Manager, LSA Asset Management, LLC. Such views are subject to change at any time based upon market or other conditions. Furthermore, such views may not be relied upon as investment advice or as an indication of any Fund's trading intent.

INVESTMENT PERFORMANCE

                         [INVESTMENT PERFORMANCE GRAPH]

                          AVERAGE ANNUAL TOTAL RETURNS
                         PERIODS ENDED DECEMBER 31, 2002

                                                      SINCE INCEPTION    VALUE OF A $10,000 INVESTMENT
                                      ONE YEAR            10/1/99               AS OF 12/31/02
                                      --------        ---------------    -----------------------------
Focused Equity Fund                   (29.81)%            (13.17)%                  $6,316
S&P 500 Index                         (22.10)%             (9.72)%                  $7,168
Russell 1000 Growth Index             (27.88)%            (16.54)%                  $5,552

Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares of the Fund, when redeemed, may be worth more or less than original cost. Total returns do not reflect charges incurred at the separate investment account level. The market index shown above is unmanaged and does not incur expenses. Total returns assume reinvestment of dividends.

LSA VARIABLE SERIES TRUST DIVERSIFIED MID-CAP FUND
ADVISED BY: FIDELITY MANAGEMENT & RESEARCH COMPANY

PERFORMANCE REVIEW

In 2002, the broad market finished in negative territory for the third consecutive year. Investors' uneasiness with the situation in the Middle East, deteriorating domestic economic activity and corporate scandals contributed to the market's malaise. In this environment, LSA Diversified Mid-Cap Fund posted a loss of -19.25% for the 12-month period ending December 31, 2002, and trailed its benchmark, the Russell Midcap Index, which returned -16.19%.

Poor security selection within the Industrials sector was the primary reason for the portfolio's underperformance. Specifically, security selection within the airline industry hurt, as these companies battled heavy debt loads and the ongoing threat of bankruptcy. Conversely, underweighting Health Care helped, as many biotechnology stocks declined sharply due to unfavorable clinical trial data.

In the fourth quarter of 2002, the broad market was highly volatile but finished in positive territory. Compelling stock valuations and a brighter earnings outlook for corporate America were the key drivers for the market rally. During this period, LSA Diversified Mid-Cap Fund underperformed its benchmark, the Russell Midcap Index, despite posting positive returns. Security selection within the Information Technology sector, particularly among hardware and equipment companies, was the primary reason the portfolio underperformed during the quarter. Security selection within the Utilities and Consumer Durables groups also detracted from results. On the flip side, underweighting Consumer Discretionary stocks helped, as did astute security selection within the Financials sector.

OUTLOOK

The Fund's strategy remains focused on identifying stocks with improving fundamentals that offer high-quality earnings at reasonable prices. Both short-term and long-term earnings growth will be considered as well as a security's valuation level. Stock-by-stock portfolio construction using Fidelity's extensive research capabilities will continue to drive investment decisions.

The views expressed herein reflect those of Fidelity Management & Research Company, the Fund's Adviser, and do not necessarily represent the views of LSA Variable Series Trust or the Trust's Manager, LSA Asset Management, LLC. Such views are subject to change at any time based upon market or other conditions. Furthermore, such views may not be relied upon as investment advice or as an indication of any Fund's trading intent.

INVESTMENT PERFORMANCE

                         [INVESTMENT PERFORMANCE GRAPH]

                          AVERAGE ANNUAL TOTAL RETURNS
                         PERIODS ENDED DECEMBER 31, 2002

                                            SINCE INCEPTION       VALUE OF A $10,000 INVESTMENT
                            ONE YEAR            8/14/01                   AS OF 12/31/02
                            --------        ---------------       -----------------------------
Diversified Mid-Cap Fund    (19.25)%            (14.03)%                       $8,113
Russell MidCap Index        (16.19)%            (11.69)%                       $8,419

Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares of the Fund, when redeemed, may be worth more or less than original cost. Total returns do not reflect charges incurred at the separate investment account level. The market index shown above is unmanaged and does not incur expenses. Total returns assume reinvestment of dividends.

LSA VARIABLE SERIES TRUST MID CAP VALUE FUND
ADVISED BY: VAN KAMPEN ASSET MANAGEMENT INC.

PERFORMANCE REVIEW

Economic concerns, investor uneasiness over ongoing global tensions, and mistrust of corporate financial statements cast a pall over U.S. and global equity markets in 2002. Despite a strong rally in October and November, the markets were unable to stage a recovery and provided a negative return for the third consecutive year.

In this environment, the LSA Mid Cap Value Fund returned -7.49%, outperforming its benchmark, the Russell Midcap Value Index which returned -9.64% and the Russell Midcap Index which returned -16.19% for the 12-month period ending December 31, 2002.

The portfolio's best relative performing sectors for the year were Consumer Staples, where we were underweighted and Industrials where we were overweighted. Our stock selection in these sectors drove the portfolio's strong relative performance for the year.

The sectors that detracted most from the portfolio's return were Utilities and Telecommunications Services. Though we were underweighted in both areas, overall weakness in each group and the poor performance of several of our individual holdings negatively impacted the portfolio. Telecommunications and utility companies generally suffered from too much debt and poor pricing power throughout the year. We did see some improvement in pricing power for telecommunication companies in the middle of the fourth quarter and this could be an indication of improving performance from these companies.

During the course of the year, we made a number of adjustments to the portfolio based on our evaluations of individual companies. We eliminated several utility companies, thus reducing the percentage of the portfolio committed to that sector. We think Utilities still faces substantial challenges, and though there could be some opportunities among these stocks longer term, we believe it is too early to commit additional capital to the sector. The Fund's allocations to Telecommunications, Information Technology, Materials, and Energy were also reduced, while allocations to Financial companies and Consumer Discretionary companies rose.

Our sector allocations result from our bottom-up stock analysis, rather than a top down emphasis on sector selection. Changes to our allocations depend on where we are finding the most attractive stocks. In our view, no particular sector is yielding significantly more opportunities than another at the present time. However, we have been seeing better opportunities among mid cap stocks than we found early in 2002. This area of the market had performed relatively well in 2001, making it difficult to identify attractively valued stocks. However, after the first quarter of 2002, large and small-cap stocks generally performed better than mid cap stocks, creating a more favorable buying environment for us.

OUTLOOK

Our outlook for mid cap stocks and for the Fund is fairly favorable going forward. Overall we think the market could remain volatile amid continuing global uncertainty and the possibility that reduced consumer spending could hamper the economic recovery. We don't expect a strong rebound, because of the weak recovery in corporate earnings. However, we think valuations in mid cap companies are attractive and believe that bodes well for their potential performance in the year ahead. In this environment, we expect to position the portfolio somewhat conservatively, emphasizing a mix of defensive stocks and stocks that we believe may be positioned to benefit from a recovery

The views expressed herein reflect those of Van Kampen Asset Management Inc., the Fund's Adviser, and do not necessarily represent the views of LSA Variable Series Trust or the Trust's Manager, LSA Asset Management, LLC. Such views are subject to change at any time based upon market or other conditions. Furthermore, such views may not be relied upon as investment advice or as an indication of any Fund's trading intent.

INVESTMENT PERFORMANCE

[INVESTMENT PERFORMANCE GRAPH]

                          AVERAGE ANNUAL TOTAL RETURNS
                         PERIODS ENDED DECEMBER 31, 2002

                                                    SINCE INCEPTION     VALUE OF A $10,000 INVESTMENT
                                      ONE YEAR          8/14/01                 AS OF 12/31/2002
                                      --------      ---------------     -----------------------------
Mid  Cap Value Fund                    (7.49)%           (0.69)%                    $9,905
Russell MidCap Index                  (16.19)%          (11.69)%                    $8,419
Russell MidCap Value Index             (9.64)%           (7.31)%                    $9,003

Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares of the Fund, when redeemed, may be worth more or less than original cost. Total returns do not reflect charges incurred at the separate investment account level. The market index shown above is unmanaged and does not incur expenses. Total returns assume reinvestment of dividends.

LSA VARIABLE SERIES TRUST GROWTH EQUITY FUND
ADVISED BY: GOLDMAN SACHS ASSET MANAGEMENT

PERFORMANCE REVIEW

For the 12-months ended December 31, 2002, the LSA Growth Equity Fund posted a total return of -24.37%, underperforming the S&P 500 Index benchmark, which returned -22.10%. However, the Fund's annualized since inception (10/01/99) return was w9.71%, flat compared against the -9.72% return of the S&P 500 Index.

Poor performance in both the Media & Communication and Health Care sectors detracted from results. The weakest companies in these areas included AOL Time Warner, Inc., Crown Castle Int'l Corp., Wyeth, and Bristol-Myers Squibb Co. The Fund benefited from strong stock selection within the Technology group. The most notable performers included Dell Computer Corp. and Intuit, Inc. We added additional value in the Consumer Staples area, where a number of holdings performed well this year. For example, Procter & Gamble Co., Energizer Holdings, Inc., and Avon Products, Inc. enhanced relative results versus the benchmark.

OUTLOOK

After a third straight year of market declines, many anticipate a more favorable environment for U.S. equity investing in 2003. Throughout the downturn, U.S. companies have been plagued by an abrupt economic slowdown and deterioration in investor confidence. During the past couple of years, a convergence of negative factors led to the prolonged decline in stock prices. As the economy emerges from its downturn, U.S. businesses could begin to produce earnings that may exceed the market's expectations. Although valuations have been compressed, we believe high operating leverage and increased market share could lead to strong stock price performance for the Fund's holdings.

There are an increasing number of signs that the economy is recovering as evidenced by Gross Domestic Product ("GDP") growth, however, investors have questioned the timing and pace of the rebound. Our team does not attempt to predict this time frame, as we are intently focused on the compounding growth that could occur in the companies we hold over the long term.

The views expressed herein reflect those of Goldman Sachs Asset Management, the Fund's Adviser, and do not necessarily represent the views of LSA Variable Series Trust or the Trust's Manager, LSA Asset Management, LLC. Such views are subject to change at any time based upon market or other conditions. Furthermore, such views may not be relied upon as investment advice or as an indication of any Fund's trading intent.

INVESTMENT PERFORMANCE

[INVESTMENT PERFORMANCE GRAPH]

                          AVERAGE ANNUAL TOTAL RETURNS
                         PERIODS ENDED DECEMBER 31, 2002

                                     SINCE INCEPTION        VALUE OF A $10,000 INVESTMENT
                          ONE YEAR       10/1/99                     AS OF 12/31/02
                          --------   ---------------        -----------------------------
Growth Equity Fund        (24.37)%       (9.71)%                         $7,173
S&P 500 Index             (22.10)%       (9.72)%                         $7,168

Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares of the Fund, when redeemed, may be worth more or less than original cost. Total returns do not reflect charges incurred at the separate investment account level. The market index shown above is unmanaged and does not incur expenses. Total returns assume reinvestment of dividends.

LSA VARIABLE SERIES TRUST BLUE CHIP FUND
ADVISED BY: A I M CAPITAL MANAGEMENT, INC.

PERFORMANCE REVIEW

During the 12-month period ending December 31, 2002, the LSA Blue Chip Fund returned -26.20%. The Fund slightly underperformed its benchmark, the S&P 500 Index, which posted a return of -22.10%. The Fund puts emphasis on stocks with quality earnings-growth potential, which have been out of favor in this market environment. The Russell 1000 Growth Index posted a return of -27.88% versus the Russell 1000 Value Index, which posted a return of -15.52% for the year.

Strong stock selection and an underweight position in the Telecommunication Services sector was the largest positive contributor to relative performance. Stock selection in the Energy sector was also a positive contributor to relative performance. Detractors from relative performance include stock selection in the Consumer Discretionary, Financials, and Industrials sectors. An overweight position in the Information Technology sector also detracted from relative performance as market-leading companies remained under pressure.

Managers continue to focus on market-leading companies across all market sectors and believe that as the economy recovers, these traditionally high-valuation investments should come back into favor. As corporate earnings begin to increase again, and investor confidence grows, the underlying fundamentals of these high-quality companies will again make these attractive investments. Late in the year, the portfolio benefited as the market began to recognize and reward the market-leading companies the portfolio holds. Managers believe the portfolio is well positioned for the economic recovery ahead in 2003.

OUTLOOK

Although economic growth has slowed recently, and concern over geopolitical risks and corporate governance issues may persist, the recovery in the economy and the financial markets is expected to continue into 2003. At its November 6 meeting, the Federal Reserve Board (the "Fed") cut the Federal Funds Target rate by 50 basis points to 1.25%, its lowest level in over 40 years. This low interest rate environment should help to sustain strength in consumer spending, providing continued support for Gross Domestic Product ("GDP") growth. Additionally, improvements in corporate profits are expected to promote increases in capital spending, which should provide additional fuel for growth in the long run. Finally, a fiscal stimulus package proposed by the Bush administration, if passed, should also contribute to the strength of the economy in the New Year.

The views expressed herein reflect those of A I M Capital Management, Inc., the Fund's Adviser, and do not necessarily represent the views of LSA Variable Series Trust or the Trust's Manager, LSA Asset Management, LLC. Such views are subject to change at any time based upon market or other conditions. Furthermore, such views may not be relied upon as investment advice or as an indication of any Fund's trading intent.

INVESTMENT PERFORMANCE

[INVESTMENT PERFORMANCE GRAPH]

                          AVERAGE ANNUAL TOTAL RETURNS
                         PERIODS ENDED DECEMBER 31, 2002

                                        SINCE INCEPTION:        VALUE OF A $10,000 INVESTMENT
                         ONE YEAR           8/14/01                    AS OF 12/31/02
                         --------       ---------------         -----------------------------
Blue Chip Fund           (26.20)%           (21.93)%                       $7,100
S&P 500 Index            (22.10)%           (18.17)%                       $7,578

Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares of the Fund, when redeemed, may be worth more or less than original cost. Total returns do not reflect charges incurred at the separate investment account level. The market index shown above is unmanaged and does not incur expenses. Total returns assume reinvestment of dividends.

LSA VARIABLE SERIES TRUST DISCIPLINED EQUITY FUND
ADVISED BY: J.P. MORGAN INVESTMENT MANAGEMENT INC.

PERFORMANCE REVIEW

For the 12-month period ending December 31, 2002, the LSA Disciplined Equity Fund returned -25.26% underperforming its benchmark, the S&P 500 Index, which posted a -22.10% decline.

Following a strong end to 2001, the Fund began 2002 on a difficult note in January. Stock selection was mixed across sectors with Health Services and Systems, Utilities and Network Technology among the sectors in which stock selection contributed most positively to performance. Difficulties within Industrial Cyclicals, Services and Telecommunications, however, detracted from results. While strong stock selection within the Network Technology, Software and Services, and Consumer Staple sectors benefited performance as the year progressed; the gains were negated by difficulties within Industrial Cyclicals, Energy, and Pharmaceuticals.

The Fund's difficulties continued through September, though investments in Capital Markets, Software and Service and Utilities sectors added value and helped soften losses from holdings in the Finance, Retail and Health Service and Systems industries. At the end of the reporting period, however, the Fund slightly outperformed its benchmark for the month of December, returning -5.86% vs. -5.87% for the S&P 500 Index. Strong stock selection within the Health, Capital Markets, and System Hardware sectors benefited performance.

OUTLOOK

Stock prices, although hardly cheap on a valuation basis, are considerably less expensive than they were a few years ago. While geopolitical risks are a wild card, and are likely to keep investors cautious in the near term, a resolution of current problems would likely turn 2003 into the first positive year in four for U.S. equity investors.

The views expressed herein reflect those of the J.P. Morgan Investment Management Inc., the Fund's Adviser, and do not necessarily represent the views of LSA Variable Series Trust or the Trust's Manager, LSA Asset Management, LLC. Such views are subject to change at any time based upon market or other conditions. Furthermore, such views may not be relied upon as investment advice or as an indication of any Fund's trading intent.

INVESTMENT PERFORMANCE

[INVESTMENT PERFORMANCE GRAPH]

                          AVERAGE ANNUAL TOTAL RETURNS
                         PERIODS ENDED DECEMBER 31, 2002

                                                  SINCE INCEPTION     VALUE OF A $10,000 INVESTMENT
                                   ONE YEAR            10/1/99                AS OF 12/31/02
                                   --------       ---------------     -----------------------------
Disciplined Equity Fund            (25.26)%            (12.21)%                   $6,547
S&P 500 Index                      (22.10)%             (9.72)%                   $7,168

Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares of the Fund, when redeemed, may be worth more or less than original cost. Total returns do not reflect charges incurred at the separate investment account level. The market index shown above is unmanaged and does not incur expenses. Total returns assume reinvestment of dividends.

LSA VARIABLE SERIES TRUST VALUE EQUITY FUND
ADVISED BY: SALOMON BROTHERS ASSET MANAGEMENT INC

PERFORMANCE REVIEW

For the 12-month period ending December 31, 2002, the LSA Value Equity Fund returned -22.17% compared to its benchmarks, the S&P 500 Index's return of -022.10%, and the Lipper Large Value Index's return of -19.68%.

We believe that 2002 was a year that most investors would like to forget. In our opinion, the Fund had a challenging year. Although the Fund avoided many of the high-profile "blow-ups," we feel that several companies that the Fund did own were dragged in sympathy. We believe that the Fund's underperformance relative to its peer group was primarily due to security selection in the Utilities sector.

In the Utilities sector, the Fund's exposure to El Paso Corporation and the Williams Companies penalized our performance. El Paso and Williams both have merchant energy operations, which came under a great deal of scrutiny from regulatory authorities, politicians, and rating agencies in the past year. The Fund sold its Williams position in the early summer but continued to hold El Paso due to what we felt was its stronger balance sheet and more attractive asset profile. In the fourth calendar quarter however, despite what we felt was El Paso's favorable valuation, we decided to exit the position due to the heightened risk profile.

The Fund's Technology holdings also hurt performance this year. Throughout the spring and summer, we continued to add modestly to the Fund's technology positions. In addition to valuation, our focus was on companies with a market leadership position and a strong balance sheet. We recognized that these stocks could see further downside, but we wanted to position the Fund to outperform if these stocks recovered. This strategy paid off in the fourth quarter as the Technology sector rallied, but not enough to offset the underperformance earlier in the year. We reduced the Fund's Technology holdings in the fourth quarter due to increased valuations.

Healthcare proved to be a bright spot in the Fund this year. Three of the Fund's top five contributors came from the pharmaceutical industry, including Pharmacia, Novartis and Eli Lilly. Pharmacia benefited from a takeover offer from Pfizer, which the Fund also owned. We are excited about the prospects of this merger and the Fund continues to own shares in both companies. In the summer, we added to the Fund's Healthcare exposure as some of the drug stocks reached multi-year valuation lows. As those valuations recovered in the fall, we took profits in Novartis and Eli Lilly. We still favor the Healthcare sector.

OUTLOOK

Given current interest rate levels and equity market valuations, we continue to have a positive outlook on the U.S. equity market. However, we will continue to monitor consumer data carefully. We believe that the consumer has sustained the economic recovery thus far, and the question remains, how much longer the consumer can continue doing so.

We feel that possible future stimulative measures proposed by the administration, coupled with the historically low Federal Funds rate, should help foster continued economic growth. Although geopolitical events could lead to further equity market volatility, we believe the Fund is well positioned in the current market environment.

The views expressed herein reflect those of Salomon Brothers Asset Management Inc, the Fund's Adviser, and do not necessarily represent the views of LSA Variable Series Trust or the Trust's Manager, LSA Asset Management, LLC. Such views are subject to change at any time based upon market or other conditions. Furthermore, such views may not be relied upon as investment advice or as an indication of any Fund's trading intent.

INVESTMENT PERFORMANCE

[INVESTMENT PERFORMANCE GRAPH]

                          AVERAGE ANNUAL TOTAL RETURNS
                         PERIODS ENDED DECEMBER 31, 2002

                                      SINCE INCEPTION            VALUE OF A $10,000 INVESTMENT
                          ONE YEAR        10/1/99                        AS OF 12/31/02
                          --------    ---------------            -----------------------------
Value Equity Fund         (22.17)%        (2.58)%                            $9,186
S&P 500 Index             (22.10)%        (9.72)%                            $7,168

Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares of the Fund, when redeemed, may be worth more or less than original cost. Total returns do not reflect charges incurred at the separate investment account level. The market index shown above is unmanaged and does not incur expenses. Total returns assume reinvestment of dividends.

LSA VARIABLE SERIES TRUST BASIC VALUE FUND
ADVISED BY: A I M CAPITAL MANAGEMENT, INC.

PERFORMANCE REVIEW

During the 12-months ending December 31, 2002, the LSA Basic Value Fund returned -21.70%. The fund slightly outperformed its benchmark, the S&P 500 Index, which posted a return of -22.10% for the same period. The U.S. Equity markets have experienced the worst bear market in over 70 years and continue to be challenged. All ten sectors within the S&P posted large declines for the year.

Strong stock selection in the Consumer Discretionary, Energy, and Health Care sectors and an underweight position in the Information Technology sector contributed positively to relative performance. An overweight position in Industrials, specifically the commercial services industry, detracted from relative performance. Market sensitive industries, such as diversified financials, also contributed to poor relative performance. Poor stock selection in the Consumer Staples sector also hurt relative performance.

Rather than constantly shifting the portfolio to take advantage of minor and relatively uncertain near-term opportunities, fund managers concentrated on major long-term trends. The Fund's investment approach, which is rooted in the belief that companies have a measurable value independent of the market and based on cash flows generated by the business, has led managers to many compelling opportunities. Managers' estimates of the portfolio's discount to intrinsic value continued to be favorable, suggesting a compelling risk-reward opportunity over the next few years. Managers remain confident about the fund given the opportunities presented by the dramatic decline in market values, the durability of business values, and the upside potential and diversification of the existing portfolio.

OUTLOOK

Economic indicators have already begun to show signs of stabilization and point to an impending economic recovery. The Federal Reserve Board (the "Fed") continued in an accommodative mode, lowering the Fed Funds rate in November to 1.25%, the lowest rate in forty years. This low interest rate environment should help to sustain strength in consumer spending, providing continued support for Gross Domestic Product ("GDP") growth. Corporate profits have shown signs of improvement on a year over year basis. New tax reforms, including ending the double taxation of dividends, if passed, may provide much-needed economic stimulus. We expect U.S. GDP to expand in 2003 and the market to advance in anticipation of this improving environment.

The views expressed herein reflect those of A I M Capital Management, Inc., the Fund's Adviser, and do not necessarily represent the views of LSA Variable Series Trust or the Trust's Manager, LSA Asset Management, LLC. Such views are subject to change at any time based upon market or other conditions. Furthermore, such views may not be relied upon as investment advice or as an indication of any Fund's trading intent.

INVESTMENT PERFORMANCE

[INVESTMENT PERFORMANCE GRAPH]

                          AVERAGE ANNUAL TOTAL RETURNS
                         PERIODS ENDED DECEMBER 31, 2002

                                          SINCE INCEPTION            VALUE OF A $10,000 INVESTMENT
                          ONE YEAR            8/14/01                         AS OF 12/31/02
                          --------        ---------------            -----------------------------
Basic Value Fund          (21.70)%            (18.45)%                             $7,541
S&P 500 Index             (22.10)%            (18.17)%                             $7,578

Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares of the Fund, when redeemed, may be worth more or less than original cost. Total returns do not reflect charges incurred at the separate investment account level. The market index shown above is unmanaged and does not incur expenses. Total returns assume reinvestment of dividends.

LSA VARIABLE SERIES TRUST BALANCED FUND
ADVISED BY: OPCAP ADVISORS

PERFORMANCE REVIEW

In a difficult year for the stock market, the LSA Balanced Fund trailed its benchmark (a 60% weighting of the S&P 500 and a 40% weighting of the Merrill Lynch Corporate Master Bond Index), but outperformed the overall market as measured by the S&P 500 Index. During the 12-month period ending December 31, 2002, the Fund's return of -18.30% compared with -9.87% for the benchmark and -22.10% for the S&P 500.

In managing the Fund, the adviser seeks to generate excellent long-term performance and control risk by investing in stocks for capital appreciation and bonds for income. At December 31, 2002, the Fund's investments were allocated 67.4% to stocks, 29.9% to bonds and 2.7% to cash and equivalents.

The stock market's decline in 2002 was broadly based. No sector escaped unscathed. The Fund's results were hurt in particular by its Technology and Telecommunications stocks, two of the market's weakest sectors. The Fund's Industrial Holdings during the year performed well relative to the market.

Citigroup (financial services) was the Fund's top contributor to performance for the year. This stock was purchased during the fourth quarter and the position was maintained as the price advanced. Other contributors to performance included Eli Lilly (pharmaceuticals), which we purchased and sold at a profit during the fourth quarter; Clear Channel Communications (radio broadcasting); Exelon (utilities); and Tyco International (diversified manufacturing company), another timely fourth quarter purchase. The two stocks that detracted most from performance were WorldCom (telecommunications) and El Paso Corp. (natural gas). Both positions have been sold.

Freddie Mac (mortgage securitization), the Fund's largest investment, held up well relative to the market, returning -8.42% versus -13.89% for the financial sector of the S&P 500. We believe the company is poised to deliver record earnings in 2003 for the 12th consecutive year.

The Fund invests in stocks priced below the investment manager's estimate of their intrinsic value. Bank of New York, for instance, was one of the Fund's larger new equity positions in the fourth quarter. The company is focused on high-growth, fee-based businesses including custodial, trustee, and transfer agent and registrar services for corporations and institutional investors. We purchased Tenet Healthcare (hospitals and other healthcare facilities) after the stock was beaten down on the controversy surrounding the company's pricing practices and Medicare reimbursements. Other new positions included UnumProvident (insurance) and Carnival (cruise line).

The Fund's bond holdings performed well, returning +14.89% for the year. The fixed income portion of the Fund is allocated approximately two-thirds to corporate securities and approximately one-third to Treasury notes and bonds.

OUTLOOK

As 2003 begins, the U.S. stock market is coming off one of its worst three-year periods in history. However, even after taking into account the market's severe losses since early 2000, stocks have provided strongly positive returns for those who have invested steadily for the past 10 to 15 years. We believe the three-year sell-off, combined with an improving U.S. economy and increasing corporate productivity, have set the stage for a market upturn.

The views expressed herein reflect those of OpCap Advisors, the Fund's Adviser, and do not necessarily represent the views of LSA Variable Series Trust or the Trust's Manager, LSA Asset Management, LLC. Such views are subject to change at any time based upon market or other conditions. Furthermore, such views may not be relied upon as investment advice or as an indication of any Fund's trading intent.

INVESTMENT PERFORMANCE

[INVESTMENT PERFORMANCE GRAPH]

                          AVERAGE ANNUAL TOTAL RETURNS
                         PERIODS ENDED DECEMBER 31, 2002

                                                  SINCE INCEPTION     VALUE OF A $10,000 INVESTMENT
                               ONE YEAR               10/1/99                AS OF 12/31/2002
                               --------           ---------------     -----------------------------
Balanced Fund                  (18.30)%                (1.87)%                   $  9,404
S&P 500 Index                  (22.10)%                (9.72)%                   $  7,168
Merrill Lynch Corp Bond
       Index                    10.17 %                 9.39 %                   $ 13,392
Composite Index *               (9.87)%                (2.02)%                   $  9,358

* Composed of 60% of the return of the S&P 500 Index and 40% of the return of the Merrill Lynch Corporate Bond Index.

Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares of the Fund, when redeemed, may be worth more or less than original cost. Total returns do not reflect charges incurred at the separate investment account level. The market index shown above is unmanaged and does not incur expenses. Total returns assume reinvestment of dividends.

EMERGING GROWTH EQUITY FUND
ADVISED BY: RS INVESTMENT MANAGEMENT, L.P.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                             VALUE
SHARES                                                      (NOTE 1)
------                                                      --------
        COMMON STOCKS - 96.3%
        AIRLINES - 0.8%
1,400   JetBlue Airways Corp.* ...........................  $ 37,800
                                                            --------
        APPAREL RETAILERS - 3.2%
2,250   Chico's FAS, Inc.* ...............................    42,547
1,400   HOT Topic, Inc.* .................................    32,032
1,700   Pacific Sunwear of California,Inc.* ..............    30,073
  250   Too, Inc.* .......................................     5,880
1,900   Urban Outfitters, Inc.* ..........................    44,783
                                                            --------
                                                             155,315
                                                            --------
        AUTOMOTIVE - 0.2%
  650   Copart, Inc.* ....................................     7,696
                                                            --------
        BANKING - 1.7%
2,150   Boston Private Financial Holdings, Inc. ..........    42,699
  450   Financial Federal Corp.* .........................    11,308
2,600   Net.B@nk, Inc.* ..................................    25,168
                                                            --------
                                                              79,175
                                                            --------
        BEVERAGES, FOOD & TOBACCO - 0.8%
1,200   Horizon Organic Holding Corp.* ...................    19,428
1,200   Peet's Coffee & Tea, Inc.* .......................    16,956
                                                            --------
                                                              36,384
                                                            --------
        CHEMICALS - 1.0%
2,450   Applied Films Corp.* .............................    48,975
                                                            --------
        COMMERCIAL SERVICES - 17.2%
2,500   AMN Healthcare Services, Inc.* ...................    42,275
1,200   Bright Horizons Family Solutions, Inc.* ..........    33,744
1,150   Career Education Corp.* ..........................    46,000
  650   Cephalon, Inc.* ..................................    31,634
2,650   Coinstar, Inc.* ..................................    60,022
1,000   Corporate Executive Board Co.* ...................    31,920
1,100   Digitas, Inc.* ...................................     3,806
1,800   eResearch Technology, Inc.* ......................    30,150
4,850   Exact Sciences Corp.* ............................    52,525
1,350   FTI Consulting, Inc.* ............................    54,202
1,800   Global Payments, Inc. ............................    57,618
1,050   Hotels.com - Class A* ............................    57,361
  250   IMPAC Medical Systems, Inc.* .....................     4,630
1,150   Leapfrog Enterprises, Inc.* ......................    28,922
5,950   Overture Services, Inc.* .........................   162,494
1,850   Pharmaceutical Product Development, Inc.* ........    54,149
1,650   Resources Connection, Inc.* ......................    38,296
  100   SM&A* ............................................       369
  100   Strayer Education, Inc. ..........................     5,750
2,400   Telik, Inc.* .....................................    27,984
                                                            --------
                                                             823,851
                                                            --------
        COMMUNICATIONS - 0.6%
  650   Nextel Communications, Inc. - Class A*............     7,507
1,000   Verisity Ltd.*....................................    19,060
                                                            --------
                                                              26,567
                                                            --------
        COMPUTER INTEGRATED SYSTEMS DESIGN - 1.6%
  500   F5 Networks, Inc.* ...............................     5,370
  300   SI International, Inc.* ..........................     3,243
3,200   Websense, Inc.* ..................................    68,355
                                                            --------
                                                              76,968
                                                            --------
        COMPUTER PROGRAMMING SERVICES - 1.4%
3,350   Business Objects SA - ADR* .......................    50,250
1,150   Documentum, Inc.* ................................    18,009
                                                            --------
                                                              68,259
                                                            --------
        COMPUTER RELATED SERVICES - 0.7%
2,950   Ixia* ............................................    10,767
  150   PEC Solutions, Inc.* .............................     4,485
  650   Secure Computing Corp.* ..........................     4,166
  800   WebEx Communications, Inc.* ......................    12,000
                                                            --------
                                                              31,418
                                                            --------
        COMPUTER SOFTWARE & PROCESSING - 3.7%
6,200   Agile Software Corp.* ............................    47,988
  900   Anteon International Corp.* ......................    21,600
1,100   Embarcadero Technologies, Inc.* ..................     6,567
7,100   Pinnacle Systems, Inc.* ..........................    96,631
  250   SRA International, Inc. - Class A* ...............     6,772
                                                            --------
                                                             179,558
                                                            --------
        COMPUTERS & INFORMATION - 1.1%
6,900   M-Systems Flash Disk Pioneers Ltd.*                   50,439
                                                            --------
        CONTAINERS & PACKAGING - 0.3%
1,150   Constar International, Inc.* .....................    13,513
                                                            --------

   The accompanying notes are an integral part of these financial statements.

EMERGING GROWTH EQUITY FUND
ADVISED BY: RS INVESTMENT MANAGEMENT, L.P.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

                                                             VALUE
SHARES                                                      (NOTE 1)
------                                                      --------
        COMMON STOCKS (CONTINUED)
        DATA PROCESSING AND PREPARATION - 0.7%
1,200   Intercept Group, Inc.* ...........................  $ 20,317
1,800   WebMD Corp.* .....................................    15,390
                                                            --------
                                                              35,707
                                                            --------
        ELECTRICAL EQUIPMENT - 0.7%
1,100   Electro Scientific Industries, Inc.* .............    22,000
  350   Wilson Greatbatch Technologies, Inc.* ............    10,220
                                                            --------
                                                              32,220
                                                            --------
        ELECTRONICS - 12.8%
1,300   Advanced Energy Industries, Inc.* ................    16,536
2,100   ASM International NV* ............................    27,090
4,000   August Technology Corp.* .........................    20,240
2,650   Cree, Inc.* ......................................    43,328
  450   Cymer, Inc.* .....................................    14,513
  750   Exar Corp.* ......................................     9,300
2,000   Genesis Microchip, Inc.* .........................    26,100
2,600   Integrated Circuit Systems, Inc.* ................    47,450
  700   Integrated Device Technology, Inc.* ..............     5,859
3,800   Intersil Holding Corp.* ..........................    52,972
3,500   Marvell Technology Group Ltd.* ...................    66,010
  600   MKS Instruments, Inc.* ...........................     9,858
  800   Nvidia Corp.* ....................................     9,208
2,350   OmniVision Technologies, Inc.* ...................    31,890
3,900   PLX Technology, Inc.* ............................    15,249
4,900   Power Integrations, Inc.* ........................    83,300
1,350   RF Micro Devices, Inc.* ..........................     9,896
1,100   Semtech Corp.* ...................................    12,034
5,450   Silicon Image, Inc.* .............................    32,700
  400   Silicon Laboratories, Inc.* ......................     7,632
4,600   Skyworks Solutions, Inc.* ........................    39,652
6,800   Xicor, Inc.* .....................................    25,364
  350   Zoran Corp.* .....................................     4,925
                                                            --------
                                                             611,106
                                                            --------
        ENTERTAINMENT & LEISURE - 2.1%
1,400   Alliance Gaming Corp.* ...........................    23,842
1,850   Multimedia Games, Inc.* ..........................    50,801
1,600   Penn National Gaming, Inc.* ......................    25,376
                                                            --------
                                                             100,019
                                                            --------
        FOREST PRODUCTS & PAPER - 0.1%
  350   School Specialty, Inc.* ..........................     6,993
                                                            --------
        HEALTH CARE PROVIDERS - 8.3%
2,050   Accredo Health, Inc.* ............................    72,263
2,000   American Healthways, Inc.* .......................    35,000
1,100   Covance, Inc.* ...................................    27,049
1,750   Inveresk Research Group, Inc.* ...................    37,748
1,700   LifePoint Hospitals, Inc.* .......................    50,883
3,200   Sunrise Assisted Living, Inc.* ...................    79,648
2,550   U.S. Physical Therapy, Inc.* .....................    28,433
4,400   United Surgical Partners International, Inc.* ....    68,732
                                                            --------
                                                             399,756
                                                            --------
        HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 0.2%
1,000   Select Comfort Corp.* ............................     9,400
                                                            --------
        INFORMATION RETRIEVAL SERVICES - 1.7%
1,300   Avocent Corp.* ...................................    28,886
1,200   CoStar Group, Inc.* ..............................    22,140
1,200   Digital Insight Corp.* ...........................    10,428
1,700   LendingTree, Inc.* ...............................    21,896
                                                            --------
                                                              83,350
                                                            --------
        INSURANCE - 1.4%
2,050   AMERIGROUP Corp.* ................................    62,136
  150   Platinum Underwriters Holdings Ltd.* .............     3,953
                                                            --------
                                                              66,089
                                                            --------
        LODGING - 1.8%
1,400   Four Seasons Hotels, Inc. ........................    39,550
2,750   Station Casinos, Inc.* ...........................    48,675
                                                            --------
                                                              88,225
                                                            --------
        MEDIA - BROADCASTING & PUBLISHING - 4.3%
1,900   COX Radio, Inc. - Class A* . .....................    43,339
  950   Entercom Communications Corp.* ...................    44,574
3,500   Entravision Communications Corp. - Class A* ......    34,930
  750   Hispanic Broadcasting Corp.* .....................    15,413
1,700   Radio One, Inc. - Class A* .......................    24,854
3,000   Radio One, Inc. - Class D* .......................    43,290
                                                            --------
                                                             206,400
                                                            --------
        MEDICAL SUPPLIES - 6.5%
1,350   Advanced Neuromodulation Systems, Inc.* ..........    47,385
1,400   American Medical Systems Holdings, Inc.* .........    22,694

   The accompanying notes are an integral part of these financial statements.

\
EMERGING GROWTH EQUITY FUND
ADVISED BY: RS INVESTMENT MANAGEMENT, L.P.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

                                                              VALUE
SHARES                                                       (NOTE 1)
------                                                      ----------
        COMMON STOCKS (CONTINUED)
        MEDICAL SUPPLIES (CONTINUED)
  500   Cyberonics, Inc.* ................................  $    9,200
1,700   Integra LifeSciences Holdings Corp.* .............      30,005
2,400   LTX Corp.* .......................................      14,472
3,500   Med-Design Corp.* ................................      28,000
1,050   Nanometrics, Inc.*................................       4,400
  250   Orthofix International NV* .......................       7,037
3,700   Photon Dynamics, Inc.* ...........................      84,360
  750   Respironics, Inc.*................................      22,823
2,150   Rudolph Technologies, Inc.* ......................      41,194
                                                            ----------
                                                               311,570
                                                            ----------
        METALS - 0.3%
1,200   Steel Dynamics, Inc.* ............................      14,436
                                                            ----------
        PHARMACEUTICALS - 9.4%
3,150   Andrx Corp. - Andrx Group*........................      46,211
1,700   Atherogenics, Inc.* ..............................      12,597
  450   CV Therapeutics, Inc.* ...........................       8,199
  650   Enzon Pharmaceuticals, Inc.* .....................      10,868
1,050   Inspire Pharmaceuticals, Inc.* ...................       9,807
  900   InterMune, Inc.* .................................      22,959
1,750   K-V Pharmaceutical Co. - Class A*.................      40,600
2,550   Martek Biosciences Corp.* ........................      63,852
1,000   Medicis Pharmaceutical Corp - Class A*............      49,670
  350   Neurocrine Biosciences, Inc.* ....................      15,981
2,900   Priority Healthcare Corp. - Class B* .............      67,280
  250   Scios, Inc.*......................................       8,145
2,100   Taro Pharmaceuticals Industries Ltd.* ............      78,960
  400   Trimeris, Inc.* ..................................      17,268
                                                            ----------
                                                               452,397
                                                            ----------
        PREPACKAGED SOFTWARE - 5.9%
  950   Altiris, Inc.* ...................................      15,124
2,800   Cognos, Inc.*.....................................      65,660
1,900   Internet Security Systems* .......................      34,827
5,600   MatrixOne, Inc.*..................................      24,080
1,900   MicroStrategy, Inc. - Class A*....................      28,690
1,400   NetIQ Corp.*......................................      17,290
  550   Network Associates, Inc.* ........................       8,850
2,550   Quest Software, Inc.*.............................      26,291
  400   Retek, Inc.*......................................       1,088
  500   Symantec Corp.*...................................      20,240
  950   Verity, Inc.*.....................................      12,721
3,300   webMethods, Inc.*.................................      27,126
                                                            ----------
                                                               281,987
                                                            ----------
        RESTAURANTS - 1.2%
2,100   CKE Restaurants, Inc.*............................       9,030
1,350   P.F. Chang's China Bistro, Inc.*..................      49,005
                                                            ----------
                                                                58,035
                                                            ----------
        RETAILERS - 0.9%
1,000   Cost Plus, Inc.*..................................      28,670
  550   Kirkland's, Inc.*.................................       6,215
  950   Ultimate Electronics, Inc.*.......................       9,643
                                                            ----------
                                                                44,528
                                                            ----------
        TELEPHONE SYSTEMS - 1.1%
3,050   West Corp.*.......................................      50,630
                                                            ----------
        TEXTILES, CLOTHING & FABRICS - 1.2%
1,700   Coach, Inc.*......................................      55,964
                                                            ----------
        TRANSPORTATION - 1.4%
  450   Expedia, Inc. - Class A*..........................      30,119
1,950   Forward Air Corp.*................................      37,850
                                                            ----------
                                                                67,969
                                                            ----------
        TOTAL COMMON STOCKS
           (Cost $4,974,123)..............................  $4,612,699
                                                            ----------
        RIGHTS AND WARRANTS - 0.4%
        TRANSPORTATION - 0.4%
  499   Expedia Inc. - Warrants, Expires 2/04/09
           (Cost $5,150)..................................  $   17,881
                                                            ----------
        TOTAL INVESTMENTS - 96.7%
           (Cost $4,979,273)..............................   4,630,580
        Other Assets and Liabilities
           (net) - 3.3%...................................     157,471
                                                            ----------
        TOTAL NET ASSETS - 100.0%.........................  $4,788,051
                                                            ==========
        NOTES TO THE PORTFOLIO OF INVESTMENTS:
        ADR - American Depository Receipt
        * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

AGGRESSIVE GROWTH FUND
ADVISED BY: VAN KAMPEN ASSET MANAGEMENT INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                              VALUE
SHARES                                                       (NOTE 1)
------                                                      ---------
        COMMON STOCKS - 88.8%
        APPAREL RETAILERS - 3.1%
  930   Chico's FAS, Inc.* ...............................  $  17,586
  890   Claire's Stores, Inc. ............................     19,642
1,810   Gap, Inc. ........................................     28,091
1,095   Pacific Sunwear of California, Inc.* .............     19,371
1,060   Ross Stores, Inc.* ...............................     44,934
                                                            ---------
                                                              129,624
                                                            ---------
        AUTOMOTIVE - 0.5%
  530   Winnebago Industries, Inc.* ......................     20,792
                                                            ---------
        BANKING - 6.3%
  890   Commerce Bancorp, Inc. ...........................     38,439
  760   Golden West Financial Corp. ......................     54,576
1,120   Greenpoint Financial Corp. .......................     50,602
1,420   MBNA Corp. .......................................     27,009
1,240   New York Community Bancorp, Inc. .................     35,811
  570   SLM Corp. ........................................     59,200
                                                            ---------
                                                              265,637
                                                            ---------
        BEVERAGES, FOOD & TOBACCO - 2.0%
1,770   Coca-Cola Enterprises, Inc. ......................     38,444
  530   J. M. Smucker Co. ................................     21,099
  710   Performance Food Group Co.* ......................     24,111
                                                            ---------
                                                               83,654
                                                            ---------
        COMMERCIAL SERVICES - 8.5%
1,060   Apollo Group, Inc. - Class A* ....................     46,640
  710   Career Education Corp.* ..........................     28,400
  710   Cephalon, Inc.* ..................................     34,554
  760   Dun & Bradstreet Corp.* ..........................     26,212
1,420   eBay, Inc.* ......................................     96,304
  530   Education Management Corp.* ......................     19,928
1,060   FTI Consulting, Inc.* ............................     42,559
  710   Moody's Corp. ....................................     29,316
  710   Weight Watchers International, Inc.* .............     32,639
                                                            ---------
                                                              356,552
                                                            ---------
        COMMUNICATIONS - 3.3%
  710   L-3 Communications Holdings, Inc.* ...............     31,886
3,540   Nextel Communications, Inc. - Class A* ...........     40,887
1,820   Qualcomm, Inc.* ..................................     66,230
                                                            ---------
                                                              139,003
                                                            ---------
        COMPUTER INTEGRATED SYSTEMS DESIGN - 0.6%
  540   Synopsys, Inc.* ..................................     24,921
                                                            ---------
        COMPUTER PROGRAMMING SERVICES - 1.1%
  530   CACI International, Inc. - Class A* ..............     18,889
  350   Cognizant Technology Solutions Corp.* ............     25,281
                                                            ---------
                                                               44,170
                                                            ---------
        COMPUTER RELATED SERVICES - 0.4%
1,150   Checkfree Corp.* .................................     18,401
                                                            ---------
        COMPUTERS & INFORMATION - 4.4%
2,480   Dell Computer Corp.* .............................     66,315
  350   International Game Technology* ...................     26,572
  530   Lexmark International, Inc.* .....................     32,065
1,770   Sandisk Corp.* ...................................     35,931
1,060   Storage Technology Corp.* ........................     22,705
                                                            ---------
                                                              183,588
                                                            ---------
        CONTAINERS & PACKAGING - 0.9%
  710   Ball Corp. .......................................     36,345
                                                            ---------
        COSMETICS & PERSONAL CARE - 1.4%
1,240   Dial Corp. .......................................     25,259
  710   Ecolab, Inc. .....................................     35,145
                                                            ---------
                                                               60,404
                                                            ---------
        DATA PROCESSING AND PREPARATION - 0.9%
  710   Affiliated Computer Services, Inc. - Class A* ....     37,382
                                                            ---------
        ELECTRONICS - 4.8%
2,140   Cree, Inc.* ......................................     34,989
  710   Gentex Corp.* ....................................     22,464
3,070   Intel Corp. ......................................     47,800
1,420   Novellus Systems, Inc.* ..........................     39,874
1,060   QLogic Corp.* ....................................     36,581
2,490   RF Micro Devices, Inc.* ..........................     18,252
                                                            ---------
                                                              199,960
                                                            ---------
        ENTERTAINMENT & LEISURE - 1.3%
1,060   Hollywood Entertainment Corp.* ...................     16,006
1,060   Westwood One, Inc.* ..............................     39,602
                                                            ---------
                                                               55,608
                                                            ---------
        FINANCIAL SERVICES - 0.9%
  760   Countrywide Credit Industries, Inc. ..............     39,254
                                                            ---------

   The accompanying notes are an integral part of these financial statements.

AGGRESSIVE GROWTH FUND
ADVISED BY: VAN KAMPEN ASSET MANAGEMENT INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

                                                              VALUE
SHARES                                                       (NOTE 1)
------                                                      ---------
        COMMON STOCKS (CONTINUED)
        FOOD RETAILERS - 1.6%
1,420   Starbucks Corp.* .................................  $  28,940
  710   Whole Foods Market, Inc.* ........................     37,438
                                                            ---------
                                                               66,378
                                                            ---------
        HEALTH CARE PROVIDERS - 3.1%
  550   Anthem, Inc.* ....................................     34,595
  890   Coventry Health Care, Inc.* ......................     25,837
1,060   Lincare Holdings, Inc.* ..........................     33,517
  780   Universal Health Services - Class B* .............     35,178
                                                            ---------
                                                              129,127
                                                            ---------
        HEAVY CONSTRUCTION - 1.4%
  770   Hovnanian Enterprises, Inc. - Class A* ...........     24,409
  660   Lennar Corp. .....................................     34,056
                                                            ---------
                                                               58,465
                                                            ---------
        HEAVY MACHINERY - 1.4%
1,060   AGCO Corp.* ......................................     23,426
1,060   Smith International, Inc.* .......................     34,577
                                                            ---------
                                                               58,003
                                                            ---------
        HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 0.5%
  710   Newell Rubbermaid, Inc. ..........................     21,534
                                                            ---------
        HOUSEHOLD PRODUCTS - 0.7%
  710   Clorox Co. .......................................     29,288
                                                            ---------
        INFORMATION RETRIEVAL SERVICES - 1.1%
2,830   Yahoo!, Inc.* ....................................     46,271
                                                            ---------
        INSURANCE - 2.0%
  710   Mid Atlantic Medical Services, Inc.* .............     23,004
  710   RenaissanceRe Holdings Ltd. ......................     28,116
  890   Safeco Corp. .....................................     30,856
                                                            ---------
                                                               81,967
                                                            ---------
        MEDIA - BROADCASTING & PUBLISHING - 2.0%
  350   Entercom Communications Corp.* ...................     16,422
1,120   Fox Entertainment Group, Inc. - Class A* .........     29,042
  890   Tribune Co........................................     40,459
                                                            ---------
                                                               85,923
                                                            ---------
        MEDICAL SUPPLIES - 6.4%
1,520   Boston Scientific Corp.* .........................     64,630
1,060   Guidant Corp.* ...................................     32,701
1,120   St. Jude Medical, Inc.* ..........................     44,486
1,060   Steris Corp.* ....................................     25,705
  710   Stryker Corp. ....................................     47,655
1,110   Varian Medical Systems, Inc.* ....................     55,056
                                                            ---------
                                                              270,233
                                                            ---------
        METALS - 0.4%
1,060   Worthington Industries, Inc. .....................     16,154
                                                            ---------
        OIL & GAS - 4.4%
1,590   Ensco International, Inc. ........................     46,826
  700   Murphy Oil Corp. .................................     29,995
1,060   Ocean Energy, Inc. ...............................     21,168
  530   Pogo Producing Co.................................     19,743
1,060   Weatherford International Ltd.* ..................     42,326
1,060   XTO Energy, Inc. .................................     26,182
                                                            ---------
                                                              186,240
                                                            ---------
        PHARMACEUTICALS - 11.2%
  750   Amgen, Inc.* .....................................     36,255
1,060   Amylin Pharmaceuticals, Inc.* ....................     17,108
  710   Biogen, Inc.* ....................................     28,443
  890   Charles River Laboratories International, Inc.* ..     34,247
  540   Forest Laboratories - Class A* ...................     53,039
1,060   Genzyme Corp.* ...................................     31,344
2,180   Gilead Sciences, Inc.* ...........................     74,120
  530   Henry Schein, Inc.* ..............................     23,850
  570   Neurocrine Biosciences, Inc.* ....................     26,026
  890   NPS Pharmaceuticals, Inc.* .......................     22,401
  710   Scios, Inc.* .....................................     23,132
1,440   Teva Pharmaceutical Industries Ltd. - ADR ........     55,598
1,060   Zimmer Holdings, Inc.* ...........................     44,011
                                                            ---------
                                                              469,574
                                                            ---------

        PREPACKAGED SOFTWARE - 5.7%
1,860   BEA Systems, Inc.* ...............................     21,334
1,420   BMC Software, Inc.* ..............................     24,296
1,860   Citrix Systems, Inc.* ............................     22,915
  750   Electronic Arts, Inc.* ...........................     37,328
1,060   Intuit, Inc.* ....................................     49,735
1,420   Symantec Corp.* ..................................     57,524
1,060   Take-Two Interactive Software, Inc.* .............     24,899
                                                            ---------
                                                              238,031
                                                            ---------

   The accompanying notes are an integral part of these financial statements.

AGGRESSIVE GROWTH FUND
ADVISED BY: VAN KAMPEN ASSET MANAGEMENT INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

                                                              VALUE
SHARES                                                       (NOTE 1)
------                                                      ----------
        RETAILERS - 5.7%
  580   Advanced Auto Parts, Inc.* .......................  $   28,362
1,060   Amazon.com, Inc.* ................................      20,023
  370   Autozone, Inc.* ..................................      26,141
1,420   Bed Bath & Beyond, Inc.* .........................      49,033
1,130   Penney (J.C.) Co. Inc. ...........................      26,001
1,770   Petsmart, Inc.* ..................................      30,320
1,140   Staples, Inc.* ...................................      20,862
1,420   Williams-Sonoma, Inc.* ...........................      38,553
                                                            ----------
                                                               239,295
                                                            ----------
        TEXTILES, CLOTHING & FABRICS - 0.8%
1,060   Coach, Inc.* .....................................      34,895
                                                            ----------

        TOTAL INVESTMENTS - 88.8%
           (Cost $3,758,959)..............................   3,726,682
        Other Assets and Liabilities (net) - 11.2%........     470,740
                                                            ----------
        TOTAL NET ASSETS - 100.0%.........................  $4,197,422
                                                            ==========

        NOTES TO THE PORTFOLIO OF INVESTMENTS:
        ADR - American Depository Receipt
        * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

CAPITAL APPRECIATION FUND
ADVISED BY: JANUS CAPITAL MANAGEMENT LLC
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                              VALUE
SHARES                                                       (NOTE 1)
------                                                      ----------
            COMMON STOCKS - 86.6%
            APPAREL RETAILERS - 0.5%
 1,000      Gap, Inc......................................  $   15,520
                                                            ----------
            AUTOMOTIVE - 2.3%
 1,585      Harley-Davidson, Inc..........................      73,227
                                                            ----------
            BANKING - 3.0%
   820      Fannie Mae....................................      52,751
   430      SLM Corp......................................      44,660
                                                            ----------
                                                                97,411
                                                            ----------
            COMMERCIAL SERVICES - 6.8%
 3,315      Cendant Corp.*................................      34,741
 2,145      eBay, Inc.*...................................     145,474
   820      Weight Watchers International, Inc.*..........      37,695
                                                            ----------
                                                               217,910
                                                            ----------
            COMMUNICATIONS - 1.4%
 2,810      Nokia Oyj - ADR ..............................      43,555
                                                            ----------
            COMPUTERS & INFORMATION - 0.5%
 1,285      Cisco Systems, Inc.*..........................      16,833
                                                            ----------
            COSMETICS & PERSONAL CARE - 4.6%
   695      Avon Products.................................      37,440
 1,485      Colgate-Palmolive Co..........................      77,859
   400      Procter & Gamble Co...........................      34,376
                                                            ----------
                                                               149,675
                                                            ----------
            ELECTRONICS - 4.0%
 1,235      Celestica, Inc.*..............................      17,413
 2,130      Maxim Integrated Products.....................      70,375
 1,940      Xilinx, Inc.*.................................      39,964
                                                            ----------
                                                               127,752
                                                            ----------
            ENTERTAINMENT & LEISURE - 5.1%
18,447      Liberty Media Corp. - Class A*................     164,916
                                                            ----------
            FINANCIAL SERVICES - 2.8%
    25      Berkshire Hathaway, Inc. - Class B*...........      60,575
   475      Citigroup, Inc................................      16,715
 1,215      Schwab (Charles) Corp.........................      13,183
                                                            ----------
                                                                90,473
                                                            ----------
            HEALTH CARE PROVIDERS - 2.6%
   790      HCA - The Healthcare Co.......................      32,785
   595      UnitedHealth Group, Inc.......................      49,682
                                                            ----------
                                                                82,467
                                                            ----------
            HOUSEHOLD PRODUCTS - 0.6%
   855      Tiffany & Co..................................      20,443
                                                            ----------
            INFORMATION RETRIEVAL SERVICES - 2.5%
 3,700      AOL Time Warner, Inc..........................      48,470
 1,920      Yahoo!, Inc.*.................................      31,392
                                                            ----------
                                                                79,862
                                                            ----------
            INSURANCE - 6.7%
 1,905      AFLAC, Inc....................................      57,379
   935      Marsh & McLennan Cos., Inc....................      43,206
 1,255      Wellpoint Health Networks*....................      89,306
   930      Willis Group Holdings Ltd.*...................      26,663
                                                            ----------
                                                               216,554
                                                            ----------
            LODGING - 4.6%
 2,950      Mandalay Resort Group*........................      90,300
 1,330      MGM Mirage, Inc.*.............................      43,850
   635      Starwood Hotels & Resorts World...............      15,075
                                                            ----------
                                                               149,225
                                                            ----------
            MEDIA - BROADCASTING & PUBLISHING - 11.1%
 4,095      Clear Channel Communications*.................     152,703
 5,070      Viacom, Inc. - Class B*.......................     206,653
                                                            ----------
                                                               359,356
                                                            ----------
            MEDICAL SUPPLIES - 5.7%
 1,110      Alcon, Inc.*..................................      43,790
 3,100      Medtronics, Inc...............................     141,360
                                                            ----------
                                                               185,150
                                                            ----------
            OIL & GAS - 1.7%
 1,170      Anadarko Petroleum Corp.......................      56,043
                                                            ----------
            PHARMACEUTICALS - 13.1%
 2,510      Amgen, Inc.*..................................     121,333
 2,250      Andrx Corp. - Andrx Group*....................      33,008
   235      Biovail Corp.*................................       6,206
   870      Forest Laboratories - Class A*................      85,451
 1,730      Genentech, Inc.*..............................      57,367
 1,470      McKesson Corp.................................      39,734
   965      Novartis AG - ADR.............................      35,444
 1,105      Teva Pharmaceutical Industries Ltd. - ADR.....      42,664
                                                            ----------
                                                               421,207
                                                            ----------
            PREPACKAGED SOFTWARE - 1.9%
 1,535      Cerner Corp.*.................................      47,984

   The accompanying notes are an integral part of these financial statements.

CAPITAL APPRECIATION FUND
ADVISED BY: JANUS CAPITAL MANAGEMENT LLC
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

                                                                VALUE
SHARES                                                         (NOTE 1)
------                                                        ----------
                   COMMON STOCKS (CONTINUED)
                   PREPACKAGED SOFTWARE (CONTINUED)
1,030              Check Point Software Technologies
                     Ltd.*................................    $   13,359
                                                              ----------
                                                                  61,343
                                                              ----------
                   RESTAURANTS - 0.2%
  220              Krispy Kreme Doughnuts, Inc.*..........         7,429
                                                              ----------
                   RETAILERS - 4.3%
  695              Advanced Auto Parts, Inc.*.............        33,986
2,005              Amazon.com, Inc.*......................        37,874
  485              Bed Bath & Beyond, Inc.*...............        16,747
2,645              Staples, Inc.*.........................        48,404
                                                              ----------
                                                                 137,011
                                                              ----------
                   TRANSPORTATION - 0.6%
1,185              Royal Caribbean Cruises Ltd............        19,790
                                                              ----------

                   TOTAL INVESTMENTS - 86.6%
                     (Cost $3,067,073)....................     2,793,152
                   Other Assets and Liabilities
                     (net) - 13.4%........................       430,953
                                                              ----------
                   TOTAL NET ASSETS - 100.0%..............    $3,224,105
                                                              ==========

                   NOTES TO THE PORTFOLIO OF INVESTMENTS:
                   ADR - American Depository Receipt
                   * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

FOCUSED EQUITY FUND
ADVISED BY: VAN KAMPEN
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                                VALUE
SHARES                                                         (NOTE 1)
------                                                        ----------
            COMMON STOCKS - 94.1%
            AEROSPACE & DEFENSE - 2.2%
   700      General Dynamics Corp.........................    $   55,559
 1,275      Lockheed Martin Corp..........................        73,631
                                                              ----------
                                                                 129,190
                                                              ----------
            APPAREL RETAILERS - 1.1%
 1,125      Kohl's Corp.*.................................        62,944
                                                              ----------
            BANKING - 1.3%
 2,125      American Express Co...........................        75,119
                                                              ----------
            BEVERAGES, FOOD & TOBACCO - 6.6%
   890      Anheuser-Busch Cos., Inc......................        43,076
 3,075      Coca-Cola Co..................................       134,746
 2,100      Kraft Foods, Inc. - Class A ..................        81,753
 2,800      Pepsico, Inc..................................       118,216
                                                              ----------
                                                                 377,791
                                                              ----------
            BUILDING MATERIALS - 1.5%
 2,300      Lowe's Cos....................................        86,250
                                                              ----------
            COMMUNICATIONS - 0.9%
 1,350      Qualcomm, Inc.*...............................        49,126
                                                              ----------
            COMPUTERS & INFORMATION - 7.1%
 8,750      Cisco Systems, Inc.*..........................       114,625
 4,250      Dell Computer Corp.*..........................       113,645
 3,350      Hewlett-Packard Co............................        58,156
 1,250      International Business Machines Corp..........        96,875
 1,340      Jabil Circuit, Inc.*..........................        24,013
                                                              ----------
                                                                 407,314
                                                              ----------
            COSMETICS & PERSONAL CARE - 3.2%
 2,125      Procter & Gamble Co...........................       182,622
                                                              ----------
            DATA PROCESSING AND PREPARATION - 0.8%
 1,225      First Data Corp...............................        43,377
                                                              ----------
            ELECTRONICS - 5.3%
10,700      Intel Corp....................................       166,599
 1,575      Linear Technology Corp........................        40,509
 4,625      Texas Instruments, Inc........................        69,421
 1,275      Xilinx, Inc.*.................................        26,265
                                                              ----------
                                                                 302,794
                                                              ----------
            FINANCIAL SERVICES - 8.1%
 5,339      Citigroup, Inc................................       187,879
 4,650      Freddie Mac...................................       274,582
                                                              ----------
                                                                 462,461
                                                              ----------
            HEALTH CARE PROVIDERS - 2.1%
 1,475      UnitedHealth Group, Inc.......................       123,163
                                                              ----------
            HEAVY MACHINERY - 3.1%
 4,675      Applied Materials, Inc.*......................        60,915
 3,600      Baker Hughes, Inc.............................       115,884
                                                              ----------
                                                                 176,799
                                                              ----------
            HOME CONSTRUCTION, FURNISHINGS &
             APPLIANCES - 5.0%
11,775      General Electric Co...........................       286,721
                                                              ----------
            INSURANCE - 3.1%
 3,100      American International Group .................       179,335
                                                              ----------
            MANUFACTURING - 1.8%
   850      3M Co.........................................       104,805
                                                              ----------
            MEDIA - BROADCASTING & PUBLISHING - 2.8%
 2,800      Clear Channel Communications* ................       104,412
 2,275      Univision Communications, Inc.  - Class A*....        55,738
                                                              ----------
                                                                 160,150
                                                              ----------
            MEDICAL SUPPLIES - 2.0%
 2,525      Medtronics, Inc...............................       115,140
                                                              ----------
            OIL & GAS - 3.0%
 4,900      Exxon Mobil Corp..............................       171,206
                                                              ----------
            PHARMACEUTICALS - 19.1%
   900      AmerisourceBergen Corp........................        48,879
 2,785      Amgen, Inc.*..................................       134,627
 4,675      Johnson & Johnson.............................       251,094
 1,275      Lilly (Eli) & Co..............................        80,963
 1,875      Merck & Co., Inc..............................       106,144
12,175      Pfizer, Inc...................................       372,190
 2,700      Wyeth.........................................       100,980
                                                              ----------
                                                               1,094,877
                                                              ----------
            PREPACKAGED SOFTWARE - 7.8%
 7,175      Microsoft Corp.*..............................       370,948
 7,400      Oracle Corp.*.................................        79,920
                                                              ----------
                                                                 450,868
                                                              ----------

   The accompanying notes are an integral part of these financial statements.

FOCUSED EQUITY FUND
ADVISED BY: VAN KAMPEN
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

                                                                VALUE
SHARES                                                         (NOTE 1)
------                                                        ----------
            COMMON STOCKS (CONTINUED)
            RETAILERS - 5.8%
 3,075      Bed Bath & Beyond, Inc.*......................    $  106,180
 4,525      Wal-Mart Stores, Inc..........................       228,558
                                                              ----------
                                                                 334,738
                                                              ----------
            TELEPHONE SYSTEMS - 0.4%
 4,000      AT&T Wireless Services, Inc.*.................        22,600
                                                              ----------

            TOTAL INVESTMENTS - 94.1%
               (Cost $5,621,845)..........................     5,399,390
            Other Assets and Liabilities
               (net) - 5.9% ..............................       341,053
                                                              ----------
            TOTAL NET ASSETS - 100.0%.....................    $5,740,443
                                                              ==========

            NOTES TO THE PORTFOLIO OF INVESTMENTS:
            * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

DIVERSIFIED MID-CAP FUND
ADVISED BY: FIDELITY MANAGEMENT & RESEARCH COMPANY
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                                VALUE
SHARES                                                         (NOTE 1)
------                                                        ----------
            COMMON STOCKS - 99.2%
            ADVERTISING - 1.8%
  950       Getty Images, Inc.*...........................    $   29,022
  830       Lamar Advertising Co.*........................        27,929
  570       Omnicom Group.................................        36,822
  340       TMP Worldwide, Inc.*..........................         3,845
                                                              ----------
                                                                  97,618
                                                              ----------
            AEROSPACE & DEFENSE - 0.4%
  140       Goodrich (B.F.) Co............................         2,565
  226       Northrop Grumman Corp.........................        21,922
                                                              ----------
                                                                  24,487
                                                              ----------
            AIRLINES - 0.5%
  870       Delta Air Lines, Inc..........................        10,527
1,290       Northwest Airlines Corp.*....................          9,469
  270       Ryanair Holdings Plc - ADR*..................         10,573
                                                              ----------
                                                                  30,569
                                                              ----------
            APPAREL RETAILERS - 1.4%
  440       Aeropostale, Inc.*............................         4,651
  270       American Eagle Outfitters*....................         3,721
  800       Gap, Inc......................................        12,416
2,606       Limited, Inc.................................         36,302
  130       Nordstrom, Inc................................         2,466
  740       Too, Inc.*....................................        17,405
                                                              ----------
                                                                  76,961
                                                              ----------
            AUTOMOTIVE - 0.7%
  490       American Axle & Manufacturing
               Holdings, Inc.*............................        11,476
  950       Keystone Automotive Industries,
               Inc.*......................................        14,269
  180       Lithia Motors, Inc. - Class A*................         2,824
  210       Winnebago Industries, Inc.....................         8,238
                                                              ----------
                                                                  36,807
                                                              ----------
            BANKING - 6.4%
  220       Astoria Financial Corp........................         5,973
  920       Banknorth Group, Inc..........................        20,792
  110       City National Corp............................         4,839
1,080       Commerce Bancorp, Inc.........................        46,645
  240       Greenpoint Financial Corp.....................        10,843
1,460       Huntington Bancshares, Inc....................        27,317
  570       M&T Bank Corp.................................        45,229
  105       MBNA Corp.....................................         1,997
  200       Mercantile Bankshares Corp....................         7,718
  580       National Commerce Financial Corp..............        13,833
  180       SLM Corp......................................        18,695
1,580       SouthTrust Corp...............................        39,263
3,840       Sovereign Bancorp, Inc........................        53,952
3,070       Synovus Financial Corp........................        59,558
                                                              ----------
                                                                 356,654
                                                              ----------
            BEVERAGES, FOOD & TOBACCO - 3.1%
  810       Coca-Cola Enterprises, Inc....................        17,593
1,756       Dean Foods Co.*...............................        65,148
  680       Delta & Pine Land Co..........................        13,879
  190       McCormick & Co., Inc..........................         4,408
  730       Pepsi Bottling Group, Inc.....................        18,761
  680       Tyson Foods, Inc. - Class A...................         7,630
1,030       UST, Inc......................................        34,433
  180       Wrigley (Wm.) Jr. Co..........................         9,878
                                                              ----------
                                                                 171,730
                                                              ----------
            BUILDING MATERIALS - 0.4%
  560       Fastenal Co...................................        20,938
                                                              ----------
            CHEMICALS - 5.1%
  660       Avery Dennison Corp...........................        40,313
1,020       Cytec Industries, Inc.*.......................        27,826
  690       Ferro Corp....................................        16,857
  570       Georgia Gulf Corp.............................        13,190
3,650       Lyondell Chemical Co..........................        46,136
3,510       Millennium Chemicals, Inc.....................        33,415
  900       PolyOne Corp..................................         3,528
  580       PPG Industries, Inc...........................        29,087
1,210       Praxair, Inc..................................        69,902
                                                              ----------
                                                                 280,254
                                                              ----------
            COMMERCIAL SERVICES - 4.7%
1,380       Allied Waste Industries, Inc.*................        13,800
  400       Cephalon, Inc.*...............................        19,467
  140       Dun & Bradstreet Corp.*.......................         4,829
1,630       Equifax, Inc..................................        37,718
  520       Fluor Corp....................................        14,560
1,960       IKON Office Solutions, Inc....................        14,014
  680       Labor Ready, Inc.*............................         4,366
1,210       Manpower, Inc.................................        38,599
  210       Monro Muffler, Inc.*..........................         3,549
  660       National Processing, Inc.*....................        10,593
1,460       Republic Services, Inc.*......................        30,631

   The accompanying notes are an integral part of these financial statements.

DIVERSIFIED MID-CAP FUND
ADVISED BY: FIDELITY MANAGEMENT & RESEARCH COMPANY
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

                                                               VALUE
SHARES                                                        (NOTE 1)
------                                                        --------
            COMMON STOCKS (CONTINUED)
            COMMERCIAL SERVICES (CONTINUED)

1,110       Robert Half International, Inc.*..............    $ 17,882
1,850       Tech Data Corp.*..............................      49,876
                                                              --------
                                                               259,884
                                                              --------

            COMMUNICATIONS - 0.7%
1,260       American Tower Corp. - Class A*...............       4,448
2,090       Comverse Technology, Inc.*....................      20,942
  310       Harris Corp...................................       8,153
  660       Polycom, Inc.*................................       6,283
                                                              --------
                                                                39,826
                                                              --------
            COMPUTER INTEGRATED SYSTEMS DESIGN - 0.6%
1,290       Cadence Design Systems, Inc.*.................      15,209
  170       Radisys Corp.*................................       1,357
  590       Reynolds & Reynolds Co. - Class A.............      15,027
                                                              --------
                                                                31,593
                                                              --------
            COMPUTER PROGRAMMING SERVICES - 0.2%
1,050       Macromedia, Inc.*.............................      11,182
                                                              --------
            COMPUTER SOFTWARE & PROCESSING - 0.1%
  320       Ingram Micro, Inc. - Class A*.................       3,952
                                                              --------
            COMPUTERS & INFORMATION - 1.7%
1,700       Apple Computer, Inc.*.........................      24,361
  170       Diebold, Inc..................................       7,007
  380       International Game Technology*................      28,850
  200       NetScreen Technologies, Inc.*.................       3,368
  570       Storage Technology Corp.*.....................      12,209
2,250       Symbol Technologies, Inc......................      18,495
                                                              --------
                                                                94,290
                                                              --------
            CONTAINERS & PACKAGING - 0.4%
  550       Owens-Illinois, Inc.*.........................       8,019
  640       Packaging Corp of America*....................      11,674
                                                              --------
                                                                19,693
                                                              --------
            COSMETICS & PERSONAL CARE - 0.1%
   80       Avon Products.................................       4,310
                                                              --------
            DATA PROCESSING AND PREPARATION - 0.7%
  880       Ceridian Corp.*...............................      12,690
1,710       Intercept Group, Inc.*........................      28,952
                                                              --------
                                                                41,642
                                                              --------
            ELECTRIC UTILITIES - 8.2%
1,420       Ameren Corp...................................      59,029
  970       Cinergy Corp..................................      32,708
4,560       Citizens Communications Co.*..................      48,108
  270       Dominion Resources, Inc.......................      14,823
  260       DPL, Inc......................................       3,988
  590       DTE Energy Co.................................      27,376
  550       Entergy Corp..................................      25,074
1,860       FirstEnergy Corp..............................      61,324
1,410       KeySpan Corp..................................      49,688
1,280       NiSource, Inc.................................      25,600
1,960       Northeast Utilities...........................      29,733
  790       SCANA Corp....................................      24,458
2,030       Sempra Energy.................................      48,009
  650       Westar Energy, Inc............................       6,435
                                                              --------
                                                               456,353
                                                              --------
            ELECTRONICS - 2.9%
  900       Advanced Micro Devices*.......................       5,814
4,950       Agere Systems, Inc.*..........................       7,128
  120       Altera Corp.*.................................       1,480
  380       Amphenol Corp. - Class A*.....................      14,440
  680       Arrow Electronics, Inc.*......................       8,697
3,270       Avnet, Inc.*..................................      35,414
1,460       Broadcom Corp. - Class A*.....................      21,988
  180       Dupont Photomasks, Inc.*......................       4,185
  890       Fairchild Semiconductor Corp. - Class A*......       9,532
  270       Integrated Device Technology, Inc.*...........       2,260
  680       Intersil Holding Corp.*.......................       9,479
  220       Micrel, Inc.*.................................       1,976
  620       Micron Technology, Inc.*......................       6,039
  690       National Semiconductor Corp.*.................      10,357
  440       Nvidia Corp.*.................................       5,064
  120       QLogic Corp.*.................................       4,141
  300       Silicon Laboratories, Inc.*...................       5,724
  680       Vishay Intertechnology, Inc.*.................       7,602
                                                              --------
                                                               161,320
                                                              --------
            ENTERTAINMENT & LEISURE - 1.5%
  200       Argosy Gaming Co.*............................       3,786
  300       Harrah's Entertainment, Inc.*.................      11,880
  510       Polaris Industries, Inc.......................      29,886
1,290       SCP Pool Corp.*...............................      37,668
                                                              --------
                                                                83,220
                                                              --------
            FINANCIAL SERVICES - 6.4%
1,440       Apartment Investment &
               Management Co. - Class A REIT..............      53,971

   The accompanying notes are an integral part of these financial statements.

DIVERSIFIED MID-CAP FUND
ADVISED BY: FIDELITY MANAGEMENT & RESEARCH COMPANY
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

                                                                VALUE
SHARES                                                        (NOTE 1)
------                                                        ---------
            COMMON STOCKS (CONTINUED)
            FINANCIAL SERVICES (CONTINUED)
  230       Bear Stearns Cos., Inc........................    $  13,662
   15       Berkshire Hathaway, Inc. - Class B*...........       36,345
1,580       Duke Realty Corp. REIT........................       40,211
  990       Equity Residential REIT.......................       24,334
  810       Federated Investors, Inc. - Class B...........       20,550
  270       General Growth Properties, Inc. REIT..........       14,040
  420       Lehman Brothers Holdings, Inc.................       22,382
  640       Prologis Trust REIT...........................       16,096
  670       Public Storage, Inc. REIT.....................       21,648
  730       Reckson Associates Realty Corp. REIT..........       15,366
  180       Simon Property Group, Inc. REIT...............        6,133
1,550       Stilwell Financial, Inc.......................       20,259
  220       T. Rowe Price Group, Inc......................        6,002
  510       Vornado Realty Trust REIT.....................       18,972
1,180       Waddell & Reed Financial, Inc. - Class A......       23,211
                                                              ---------
                                                                353,182
                                                              ---------
            FOREST PRODUCTS & PAPER - 1.4%
3,330       Pactiv Corp.*.................................       72,794
   70       Temple-Inland, Inc............................        3,137
                                                              ---------
                                                                 75,931
                                                              ---------
            HEALTH CARE PROVIDERS - 3.7%
  450       Accredo Health, Inc.*.........................       15,862
1,100       Anthem, Inc.*.................................       69,190
1,580       Community Health Systems, Inc.*...............       32,532
1,340       Health Management Associates, Inc. - Class A..       23,986
  490       LifePoint Hospitals, Inc.*....................       14,666
  530       Triad Hospitals, Inc.*........................       15,810
  710       Universal Health Services - Class B*..........       32,021
                                                              ---------
                                                                204,067
                                                              ---------
            HEAVY CONSTRUCTION - 0.8%
  840       Centex Corp...................................       42,168
   80       Lennar Corp...................................        4,128
                                                              ---------
                                                                 46,296
                                                              ---------
            HEAVY MACHINERY - 4.6%
1,220       AGCO Corp.*...................................       26,962
  380       American Standard Cos.*.......................       27,033
  270       Baker Hughes, Inc.............................        8,691
  840       Black & Decker Corp...........................       36,028
  570       Grainger (W.W.), Inc..........................       29,383
  660       Grant Prideco, Inc.*..........................        7,682
  200       Kennametal, Inc...............................        6,896
  360       Lam Research Corp.*...........................        3,888
   40       NACCO Industries, Inc. - Class A .............        1,751
  240       National-Oilwell, Inc.*.......................        5,242
  930       Parker Hannifin Corp..........................       42,901
1,000       Pentair, Inc..................................       34,550
  690       Smith International, Inc.*....................       22,508
                                                              ---------
                                                                253,515
                                                              ---------
            HOME CONSTRUCTION, FURNISHINGS &
               APPLIANCES - 2.6%
1,320       D.R. Horton, Inc..............................       22,902
1,570       Furniture Brands International, Inc.*.........       37,444
1,450       Leggett & Platt, Inc..........................       32,538
  170       Maytag Corp...................................        4,845
  250       Ryland Group, Inc.............................        8,337
  650       Standard-Pacific Corp.........................       16,087
  370       Whirlpool Corp................................       19,321
                                                              ---------
                                                                141,474
                                                              ---------
            HOUSEHOLD PRODUCTS - 0.6%
1,110       Snap-On, Inc..................................       31,202
                                                              ---------

            INDUSTRIAL - 0.0%
  140       Albany International Corp. - Class A..........        2,892
                                                              ---------

            INDUSTRIAL - DIVERSIFIED - 0.1%
  100       Danaher Corp..................................        6,570
                                                              ---------

            INFORMATION RETRIEVAL SERVICES - 0.7%
   93       Choicepoint, Inc.*............................        3,673
1,990       Yahoo!, Inc.*.................................       32,536
                                                              ---------
                                                                 36,209
                                                              ---------
            INSURANCE - 4.9%
  160       Allmerica Financial Corp.*....................        1,616
  280       AMBAC Financial Group, Inc....................       15,747
  460       Cincinnati Financial Corp.....................       17,273
  470       Hartford Financial Services Group.............       21,352
1,090       HCC Insurance Holdings, Inc...................       26,814
1,250       MBIA, Inc.....................................       54,825
1,030       Old Republic International Corp...............       28,840
1,370       Radian Group, Inc.............................       50,895

   The accompanying notes are an integral part of these financial statements.

DIVERSIFIED MID-CAP FUND
ADVISED BY: FIDELITY MANAGEMENT & RESEARCH COMPANY
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

                                                                VALUE
SHARES                                                        (NOTE 1)
------                                                        ---------
            COMMON STOCKS (CONTINUED)
            INSURANCE (CONTINUED)
  790       St. Paul Cos..................................    $  26,899
  380       Wellpoint Health Networks*....................       27,041
                                                              ---------
                                                                271,302
                                                              ---------
            LODGING - 0.2%
   70       Marriott International, Inc. - Class A........        2,301
  190       MGM Mirage, Inc.*.............................        6,264
                                                              ---------
                                                                  8,565
                                                              ---------
            MEDIA - BROADCASTING & PUBLISHING - 3.7%
  680       Banta Corp....................................       21,264
  250       Belo (A.H.) Corp. - Series A..................        5,330
  260       Cablevision Systems Corp. - Class A*..........        4,352
  610       Clear Channel Communications*.................       22,747
  480       Comcast Corp. - Class A*......................       10,843
  200       Emmis Communications Corp.*...................        4,166
1,570       Fox Entertainment Group, Inc. - Class A*......       40,710
  500       Radio One, Inc. - Class D*....................        7,215
  590       Scripps (E.W.) Co.............................       45,400
  800       Univision Communications, Inc. - Class A*.....       19,600
1,400       Vivendi Universal SA - ADR....................       22,498
                                                              ---------
                                                                204,125
                                                              ---------
            MEDICAL SUPPLIES - 4.9%
1,180       Biomet, Inc...................................       33,819
  370       Dentsply International, Inc...................       13,764
  150       Eaton Corp....................................       11,717
  990       KLA - Tencor Corp.*...........................       35,016
  850       Millipore Corp.*..............................       28,900
  120       PerkinElmer, Inc..............................          990
1,860       St. Jude Medical, Inc.*.......................       73,879
  500       Teradyne, Inc.*...............................        6,505
1,230       Thermo Electron Corp.*........................       24,748
  780       Varian Medical Systems, Inc.*.................       38,688
  260       Waters Corp.*.................................        5,663
                                                              ---------
                                                                273,689
                                                              ---------
            METALS - 2.4%
1,020       Alcan, Inc....................................       30,110
  670       Engelhard Corp................................       14,975
2,040       Freeport-McMoran Copper & Gold,
               Inc. - Class B*............................       34,231
  980       Goldcorp, Inc.................................       12,466
1,150       Masco Corp....................................       24,208
  500       Phelps Dodge Corp.*...........................       15,825
   60       Precision Castparts Corp......................        1,455
                                                              ---------
                                                                133,270
                                                              ---------
            OIL & GAS - 6.7%
  480       Apache Corp...................................       27,355
  450       BJ Services Co.*..............................       14,540
  650       Burlington Resources, Inc.....................       27,723
  510       Devon Energy Corp.............................       23,409
1,000       Ensco International, Inc......................       29,450
1,020       Equitable Resources, Inc......................       35,741
   71       Kinder Morgan Management LLC*.................        2,243
1,120       Kinder Morgan, Inc............................       47,342
  650       Noble Corp.*..................................       22,848
  490       Ocean Energy, Inc.............................        9,785
  790       Pioneer Natural Resources Co.*................       19,948
  500       Rowan Cos., Inc...............................       11,350
1,670       Suncor Energy, Inc............................       26,169
  380       Talisman Energy, Inc..........................       13,745
  850       Valero Energy Corp............................       31,399
  720       Weatherford International Ltd.*...............       28,750
                                                              ---------
                                                                371,797
                                                              ---------
            PHARMACEUTICALS - 3.8%
  350       Barr Laboratories, Inc.*......................       22,782
  670       Biogen, Inc.*.................................       26,840
  430       Charles River Laboratories
               International, Inc.*.......................       16,546
1,640       Gilead Sciences, Inc.*........................       55,760
  500       Idec Pharmaceuticals Corp.*...................       16,585
   40       Invitrogen Corp.*.............................        1,252
  930       King Pharmaceuticals, Inc.*...................       15,987
1,280       McKesson Corp.................................       34,598
  460       Medimmune, Inc.*..............................       12,498
  400       Shire Pharmaceuticals Plc - ADR*..............        7,556
                                                              ---------
                                                                210,404
                                                              ---------
            PREPACKAGED SOFTWARE - 3.0%
  480       Activision, Inc.*.............................        7,003
1,680       Adobe Systems, Inc............................       41,666
1,510       Citrix Systems, Inc.*.........................       18,603
2,910       Compuware Corp.*..............................       13,968
1,210       Network Associates, Inc.*.....................       19,469
1,660       Quest Software, Inc.*.........................       17,115

   The accompanying notes are an integral part of these financial statements.

DIVERSIFIED MID-CAP FUND
ADVISED BY: FIDELITY MANAGEMENT & RESEARCH COMPANY
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

                                                              VALUE
SHARES                                                       (NOTE 1)
------                                                      ----------
        COMMON STOCKS (CONTINUED)
        PREPACKAGED SOFTWARE (CONTINUED)
2,080   Rational Software Corp.* .........................  $   21,611
  120   Sungard Data Systems, Inc.* ......................       2,827
  340   Symantec Corp.* ..................................      13,773
  290   Take-Two Interactive Software, Inc.* .............       6,812
  310   Veritas Software Corp.* ..........................       4,842
                                                            ----------
                                                               167,689
                                                            ----------
        REAL ESTATE - 0.3%
  860   Catellus Development Corp.* ......................      17,071
                                                            ----------
        RESTAURANTS - 1.0%
  670   Darden Restaurants, Inc. .........................      13,702
1,310   Wendy's International, Inc. ......................      35,462
  360   Yum! Brands, Inc.* ...............................       8,719
                                                            ----------
                                                                57,883
                                                            ----------
        RETAILERS - 3.9%
  330   Autozone, Inc.* ..................................      23,315
  455   Best Buy Co., Inc.* ..............................      10,988
1,240   Big Lots, Inc.* ..................................      16,405
1,070   Borders Group, Inc.* .............................      17,227
  230   Circuit City Stores ..............................       1,707
1,460   CVS Corp. ........................................      36,456
  190   Dollar Tree Stores, Inc.* ........................       4,668
  400   Michaels Stores, Inc.* ...........................      12,520
2,110   Office Depot, Inc.* ..............................      31,144
  770   PETCO Animal Supplies, Inc.* .....................      18,048
1,490   Petsmart, Inc.* ..................................      25,524
1,440   Saks, Inc.* ......................................      16,906
                                                            ----------
                                                               214,908
                                                            ----------
        TELEPHONE SYSTEMS - 0.6%
  130   CenturyTel, Inc. .................................       3,819
5,360   Qwest Communications International* ..............      26,800
                                                            ----------
                                                                30,619
                                                            ----------
        TEXTILES, CLOTHING & FABRICS - 0.3%
  230   Mohawk Industries, Inc.* .........................      13,099
  630   Tropical Sportswear International Corp.* .........       5,651
                                                            ----------
                                                                18,750
                                                            ----------
        TRANSPORTATION - 1.0%
  630   CSX Corp. ........................................      17,835
1,130   Fleetwood Enterprises, Inc.* .....................       8,871
1,170   Kansas City Southern Industries, Inc.* ...........      14,040
  720   Sabre Holdings Corp.* ............................      13,039
                                                            ----------
                                                                53,785
                                                            ----------
        WATER COMPANIES - 0.0%
  135   Philadelphia Suburban Corp. ......................       2,781
                                                            ----------
        TOTAL COMMON STOCKS
        (Cost $5,995,071).................................  $5,491,259
                                                            ----------
        MUTUAL FUNDS - 0.2%
        FINANCIAL SERVICES - 0.2%
  300   iShares Russell Midcap Index Fund (Cost $14,590)..  $   14,589
                                                            ----------
        TOTAL INVESTMENTS - 99.4%
        (Cost $6,009,661).................................   5,505,848
        Other Assets and Liabilities
        (net) - 0.0.6%....................................      31,169
                                                            ----------
        TOTAL NET ASSETS - 100.0%.........................  $5,537,017
                                                            ==========

        NOTES TO THE PORTFOLIO OF INVESTMENTS:
        ADR - American Depository Receipt
        REIT - Real Estate Investment Trust
        * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

MID CAP VALUE FUND
ADVISED BY: VAN KAMPEN ASSET MANAGEMENT INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                                VALUE
SHARES                                                        (NOTE 1)
------                                                       -----------
        COMMON STOCKS - 96.2%
        AUTOMOTIVE - 1.5%
 2,920  Magna International, Inc. - Class A                  $   163,958
                                                             -----------
        BANKING - 6.0%
10,270  Compass Bancshares, Inc. .........................       321,143
22,860  Sovereign Bancorp, inc. ..........................       321,183
                                                             -----------
                                                                 642,326
                                                             -----------
        BEVERAGES, FOOD & TOBACCO - 2.5%
 7,960  UST, inc. ........................................       266,103
                                                             -----------
        CHEMICALS - 5.2%
28,820  Hercules, Inc.* ..................................       253,616
 8,480  International Flavors & Fragrances ...............       297,648
                                                             -----------
                                                                 551,264
                                                             -----------
        COMMERCIAL SERVICES - 7.5%
22,430  Bearingpoint, Inc.* ..............................       154,767
11,800  Equifax, inc. ....................................       273,052
19,180  Monsanto Co. .....................................       369,215
                                                             -----------
                                                                 797,034
                                                             -----------
        COMPUTER PROGRAMMING SERVICES - 3.6%
36,380  Macromedia, Inc.* ................................       387,447
                                                             -----------
        DATA PROCESSING AND PREPARATION - 2.9%
19,330  IMS Health, inc. .................................       309,280
                                                             -----------
        ELECTRIC UTILITIES - 5.9%
 7,620  Entergy corp. ....................................       347,396
 7,940  PPL corp. ........................................       275,359
                                                             -----------
                                                                 622,755
                                                             -----------
        ELECTRONICS - 6.4%
21,150  American Power Conversion* .......................       320,422
12,150  Dionex corp. * ...................................       360,490
                                                             -----------
                                                                 680,912
                                                             -----------
        ENTERTAINMENT & LEISURE - 2.0%
 6,020  Eastman Kodak Co. ................................       210,941
                                                             -----------
        FINANCIAL SERVICES - 2.6%
 8,450  Edwards (A.G.), Inc. .............................       278,512
                                                             -----------
        FOREST PRODUCTS & PAPER - 2.5%
 5,930  Temple-Inland, Inc. ..............................       265,723
                                                             -----------
        INSURANCE - 19.2%
12,040  ACE Ltd. .........................................       353,254
 9,670  Aetna, inc. ......................................       397,630
15,270  AON corp. ........................................       288,450
 4,090  Chubb corp. ......................................       213,498
18,490  Ohio Casualty corp.* .............................       239,446
 7,140  Platinum Underwriters Holdings Ltd.* .............       188,139
10,270  Safeco corp. .....................................       356,061
                                                             -----------
                                                               2,036,478
                                                             -----------
        LODGING - 2.2%
 7,610  Mandalay Resort Group* ...........................       232,942
                                                             -----------
        MEDIA - BROADCASTING & PUBLISHING - 2.7%
 6,540  Dow Jones & Co., inc. ............................       282,724
                                                             -----------
        MEDICAL SUPPLIES - 2.7%
 7,890  Bausch & Lomb, inc. ..............................       284,040
                                                             -----------
        METALS - 3.3%
10,070  Hubbell, Inc. - Class B ..........................       353,860
                                                             -----------
        OIL & GAS - 10.7%
 7,830  Burlington Resources, Inc. .......................       333,950
10,650  Newfield Exploration Co.* ........................       383,933
11,210  Valero Energy corp. ..............................       414,097
                                                             -----------
                                                               1,131,980
                                                             -----------
        PHARMACEUTICALS - 2.1%
 6,310  Mylan Laboratories ...............................       220,219
                                                             -----------
        RETAILERS - 4.7%
 7,810  Federated Department Stores* .....................       224,616
 8,750  Zale corp.* ......................................       279,125
                                                             -----------
                                                                 503,741
                                                             -----------
        TOTAL INVESTMENTS - 96.2%
        (Cost $9,958,682).................................    10,222,239
        Other Assets and Liabilities
        (net) - 3.8%......................................       407,421
                                                             -----------
        TOTAL NET ASSETS - 100.0%.........................   $10,629,660
                                                             ===========

        NOTES TO THE PORTFOLIO OF INVESTMENTS:
        * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

GROWTH EQUITY FUND
ADVISED BY: GOLDMAN SACHS ASSET MANAGEMENT
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                              VALUE
SHARES                                                       (NOTE 1)
------                                                       --------
        COMMON STOCKS - 100.2%
        ADVERTISING - 0.3%
 2,200  TMP Worldwide, Inc.* .............................   $ 24,882
                                                             --------
        AEROSPACE & DEFENSE - 0.4%
   400  Lockheed Martin Corp. ............................     23,100
   400  Raytheon Co. .....................................     12,300
                                                             --------
                                                               35,400
                                                             --------
        BANKING - 8.3%
 1,800  Bank of America Corp. ............................    125,226
   800  Bank of New York Co., Inc. .......................     19,168
 3,300  Fannie Mae .......................................    212,289
 5,650  MBNA Corp. .......................................    107,463
   200  SLM Corp. ........................................     20,772
 2,300  State Street Corp. ...............................     89,700
   600  Washington Mutual, Inc. ..........................     20,718
 2,000  Wells Fargo Co. ..................................     93,740
                                                             --------
                                                              689,076
                                                             --------
        BEVERAGES, FOOD & TOBACCO - 6.6%
 3,000  Coca-Cola Co. ....................................    131,460
 5,360  Pepsico, Inc. ....................................    226,299
 1,700  Philip Morris Cos., Inc. .........................     68,901
 2,200  Wrigley (Wm.) Jr. Co. ............................    120,736
                                                             --------
                                                              547,396
                                                             --------
        BUILDING MATERIALS - 0.7%
   900  Home Depot, Inc. .................................     21,564
   900  Lowe's Cos. ......................................     33,750
                                                             --------
                                                               55,314
                                                             --------
        CHEMICALS - 1.0%
 2,000  Du Pont (E.I.) de Nemours ........................     84,800
                                                             --------
        COMMERCIAL SERVICES - 1.7%
 8,800  Cendant Corp.* ...................................     92,224
 1,100  Valassis Communications, Inc.* ...................     32,373
   600  Waste Management, Inc. ...........................     13,752
                                                             --------
                                                              138,349
                                                             --------
        COMMUNICATIONS - 3.0%
 5,900  Crown Castle International Corp.* ................     22,125
 2,900  Echostar Communications Corp. - Class A* .........     64,554
 4,340  Qualcomm, Inc.* ..................................    157,933
                                                             --------
                                                              244,612
                                                             --------
        COMPUTERS & INFORMATION - 5.4%
11,700  Cisco Systems, Inc.* .............................    153,270
 5,500  Dell Computer Corp.* .............................    147,070
 6,800  EMC Corp.* .......................................     41,752
 1,300  International Business Machines Corp. ............    100,750
                                                             --------
                                                              442,842
                                                             --------
        COSMETICS & PERSONAL CARE - 4.4%
 1,300  Avon Products ....................................     70,031
 2,200  Colgate-Palmolive Co. ............................    115,346
 1,700  Gillette Co. .....................................     51,612
 1,500  Procter & Gamble Co. .............................    128,910
                                                             --------
                                                              365,899
                                                             --------
        DATA PROCESSING AND PREPARATION - 2.0%
 1,100  Automatic Data Processing.........................     43,175
 3,500  First Data Corp. .................................    123,935
                                                             --------
                                                              167,110
                                                             --------
        ELECTRONICS - 3.8%
 2,800  Energizer Holdings, Inc.* ........................     78,120
 9,300  Intel Corp. ......................................    144,801
 4,100  Texas Instruments, Inc. ..........................     61,541
 1,400  Xilinx, Inc.* ....................................     28,840
                                                             --------
                                                              313,302
                                                             --------
        ENTERTAINMENT & LEISURE - 2.8%
 3,300  Harrah's Entertainment, Inc.* ....................    130,680
 8,300  Liberty Media Corp. - Class A* ...................     74,202
 2,000  Metro-Goldwyn-Mayer, Inc.* .......................     26,000
                                                             --------
                                                              230,882
                                                             --------
        FINANCIAL SERVICES - 6.7%
 5,700  Citigroup, Inc. ..................................    200,583
 3,700  Freddie Mac ......................................    218,485
   900  Merrill Lynch & Co. ..............................     34,155
   700  Morgan Stanley ...................................     27,944
 6,950  Schwab (Charles) Corp. ...........................     75,407
                                                             --------
                                                              556,574
                                                             --------
        FOREST PRODUCTS & PAPER - 1.1%
 1,500  International Paper Co. ..........................     52,455
   800  Weyerhaeuser Co. .................................     39,368
                                                             --------
                                                               91,823
                                                             --------
        HEAVY MACHINERY - 0.4%
   500  United Technologies Corp. ........................     30,970
                                                             --------

   The accompanying notes are an integral part of these financial statements.

GROWTH EQUITY FUND
ADVISED BY: GOLDMAN SACHS ASSET MANAGEMENT
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

                                                                VALUE
SHARES                                                        (NOTE 1)
------                                                       -----------
        COMMON STOCKS (CONTINUED)
        HOME CONSTRUCTION, FURNISHINGS &
            APPLIANCES - 2.9%
9,800   General Electric Co. .............................       238,630
                                                             -----------
        INFORMATION RETRIEVAL SERVICES - 1.4%
9,050   AOL Time Warner, Inc. ............................       118,555
                                                             -----------
        INSURANCE - 3.7%
2,900   AMBAC Financial Group, Inc. ......................       163,096
2,500   American International Group .....................       144,625
                                                             -----------
                                                                 307,721
                                                             -----------
        LODGING - 1.8%
2,700   Marriott International, Inc. - Class A ...........        88,749
2,700   Starwood Hotels & Resorts World ..................        64,098
                                                             -----------
                                                                 152,847
                                                             -----------
        MANUFACTURING - 1.2%
  800   3M Co. ...........................................        98,640
                                                             -----------
        MEDIA - BROADCASTING & PUBLISHING - 7.0%
2,562   Cablevision Systems Corp. - Class A*..............        42,888
1,876   Clear Channel Communications* ....................        69,956
  800   Cox Communications, Inc. - Class A* .............         22,720
  600   Gannett Co., Inc. ................................        43,080
  200   Mcgraw-Hill Cos., Inc. ...........................        12,088
1,400   New York Times Co. - Class A .....................        64,022
3,300   Univision Communications, Inc. - Class A*.........        80,850
6,036   Viacom, Inc. - Class B* ..........................       246,027
                                                             -----------
                                                                 581,631
                                                             -----------
        OIL & GAS - 5.7%
  500   Anadarko Petroleum Corp. .........................        23,950
  400   Apache Corp. .....................................        22,796
1,485   ChevronTexaco Corp. ..............................        98,723
8,520   Exxon Mobil Corp. ................................       297,689
  600   Schlumberger Ltd. ................................        25,254
                                                             -----------
                                                                 468,412
                                                             -----------
        PHARMACEUTICALS - 12.8%
1,300   Amgen, Inc.* .....................................        62,842
3,900   Bristol-Myers Squibb Co. .........................        90,285
4,000   Johnson & Johnson ................................       214,840
2,400   Lilly (Eli) & Co. ................................       152,400
1,500   Merck & Co., Inc. ................................        84,915
9,825   Pfizer, Inc. .....................................       300,350
1,200   Schering-Plough Corp. ............................        26,640
3,400   Wyeth ............................................       127,160
                                                             -----------
                                                               1,059,432
                                                             -----------
        PREPACKAGED SOFTWARE - 7.2%
2,200   Intuit, Inc.* ....................................       103,224
8,800   Microsoft Corp.* .................................       454,960
3,200   Oracle Corp.* ....................................        34,560
                                                             -----------
                                                                 592,744
                                                             -----------
        RETAILERS - 5.4%
1,700   Family Dollar Stores .............................        53,057
2,300   Walgreen Co. .....................................        67,137
6,400   Wal-Mart Stores, Inc. ............................       323,264
                                                             -----------
                                                                 443,458
                                                             -----------
        TELEPHONE SYSTEMS - 2.0%
3,200   SBC Communications, Inc. .........................        86,752
1,964   Verizon Communications ...........................        76,105
                                                             -----------
                                                                 162,857
                                                             -----------
        TRANSPORTATION - 0.5%
2,300   Sabre Holdings Corp.* ............................        41,653
                                                             -----------
        TOTAL INVESTMENTS - 100.2%
        (Cost $10,427,819)................................     8,285,811
        Other Assets and Liabilities
        (net) - (0.2%)....................................       (15,682)
                                                             -----------
        TOTAL NET ASSETS-100.0% ..........................   $ 8,270,129
                                                             ===========

NOTES TO THE PORTFOLIO OF INVESTMENTS:
* Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

BLUE CHIP FUND
ADVISED BY: A I M CAPITAL MANAGEMENT, INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                                VALUE
SHARES                                                        (NOTE 1)
------                                                       -----------
        COMMON STOCKS - 93.8%
        ADVERTISING - 0.5%
  350   Omnicom Group ....................................   $    22,610
                                                             -----------
        AEROSPACE & DEFENSE - 1.0%
  750   Lockheed Martin Corp. ............................        43,312
                                                             -----------
        APPAREL RETAILERS - 1.7%
1,450   Gap, Inc. ........................................        22,504
  800   Kohl's Corp.* ....................................        44,760
  700   Limited, Inc. ....................................         9,751
                                                             -----------
                                                                  77,015
                                                             -----------
        AUTOMOTIVE - 0.4%
  350   Harley-Davidson, Inc. ............................        16,170
                                                             -----------
        BANKING - 8.6%
1,400   American Express Co. .............................        49,490
1,350   Bank of America Corp. ............................        93,919
1,100   Fannie Mae .......................................        70,763
1,000   Fifth Third Bancorp ..............................        58,550
  350   SLM Corp. ........................................        36,351
1,750   Wells Fargo Co. ..................................        82,022
                                                             -----------
                                                                 391,095
                                                             -----------
        BEVERAGES, FOOD & TOBACCO - 3.7%
  700   Anheuser-Busch Cos., Inc. ........................        33,880
  950   Coca-Cola Co. ....................................        41,629
  750   Pepsico, Inc. ....................................        31,665
2,000   Sysco Corp. ......................................        59,580
                                                             -----------
                                                                 166,754
                                                             -----------
        BUILDING MATERIALS - 1.6%
2,950   Home Depot, Inc. .................................        70,682
                                                             -----------
        CHEMICALS - 0.9%
  700   Air Products & Chemicals, Inc. ...................        29,925
  280   Du Pont (E.I.) de Nemours ........................        11,872
                                                             -----------
                                                                  41,797
                                                             -----------
        COMMUNICATIONS - 0.4%
1,300   Nokia Oyj - ADR ..................................        20,150
                                                             -----------
        COMPUTERS & INFORMATION - 5.4%
7,200   Cisco Systems, Inc.* .............................        94,320
2,900   Dell Computer Corp.* .............................        77,546
1,350   Hewlett-Packard Co. ..............................        23,436
  650   International Business Machines Corp. ............        50,375
                                                             -----------
                                                                 245,677
                                                             -----------
        COSMETICS & PERSONAL CARE - 2.8%
1,100   Colgate-Palmolive Co. ............................        57,673
  800   Procter & Gamble Co. .............................        68,752
                                                             -----------
                                                                 126,425
                                                             -----------
        DATA PROCESSING AND PREPARATION - 2.3%
1,750   First Data Corp. .................................        61,967
1,200   Fiserv, Inc.* ....................................        40,740
                                                             -----------
                                                                 102,707
                                                             -----------
        ELECTRIC UTILITIES - 1.5%
1,150   Duke Energy Corp. ................................        22,471
  370   FPL Group, Inc. ..................................        22,248
  800   Southern Co. .....................................        22,712
                                                             -----------
                                                                  67,431
                                                             -----------
        ELECTRONICS - 3.3%
1,250   Analog Devices, Inc.* ............................        29,837
2,550   Intel Corp. ......................................        39,703
  800   Linear Technology Corp. ..........................        20,576
  250   Maxim Integrated Products ........................         8,260
1,300   Micron Technology, Inc.* .........................        12,662
1,350   Texas Instruments, Inc. ..........................        20,263
  850   Xilinx, Inc.* ....................................        17,510
                                                             -----------
                                                                 148,811
                                                             -----------
        FINANCIAL SERVICES - 8.3%
3,850   Citigroup, Inc. ..................................       135,482
1,050   Freddie Mac. .....................................        62,003
  600   Goldman Sachs Group, Inc. ........................        40,860
1,450   JP Morgan Chase & Co. ............................        34,800
1,200   Merrill Lynch & Co. ..............................        45,540
1,400   Morgan Stanley. ..................................        55,888
                                                             -----------
                                                                 374,573
                                                             -----------
        HEALTH CARE PROVIDERS - 2.5%
1,400   HCA - The Healthcare Co. .........................        58,100
  680   UnitedHealth Group, Inc. .........................        56,780
                                                             -----------
                                                                 114,880
                                                             -----------
        HEAVY MACHINERY - 2.5%
4,200   Applied Materials, Inc.* .........................        54,726
  950   United Technologies Corp. ........................        58,843
                                                             -----------
                                                                 113,569
                                                             -----------
        HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 3.0%
5,500   General Electric Co. .............................       133,925
                                                             -----------

The accompanying notes are an integral part of these financial statements.

BLUE CHIP FUND
ADVISED BY: A I M CAPITAL MANAGEMENT, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

                                                                VALUE
SHARES                                                         (NOTE 1)
------                                                        ----------
         COMMON STOCKS (CONTINUED)
         INSURANCE - 2.5%
 1,450   American International Group...............          $   83,883
   950   Prudential Financial, Inc..................              30,153
                                                              ----------
                                                                 114,036
                                                              ----------
         MEDIA - BROADCASTING & PUBLISHING - 2.7%
 1,200   Clear Channel Communications*..............              44,748
 1,950   Viacom, Inc. - Class B*....................              79,482
                                                              ----------
                                                                 124,230
                                                              ----------
         MEDICAL SUPPLIES - 5.6%
   700   Allergan, Inc..............................              40,334
 1,050   Boston Scientific Corp.*...................              44,646
   700   KLA - Tencor Corp.*........................              24,759
 1,700   Medtronics, Inc............................              77,520
 1,600   Microchip Technology, Inc..................              39,120
   750   St. Jude Medical, Inc.*....................              29,790
                                                              ----------
                                                                 256,169
                                                              ----------
         METALS - 1.1%
 1,100   Alcoa, Inc.................................              25,058
 1,250   Masco Corp.................................              26,313
                                                              ----------
                                                                  51,371
                                                              ----------
         OIL & GAS - 5.5%
 1,000   Ensco International, Inc...................              29,450
 4,200   Exxon Mobil Corp...........................             146,748
   800   Nabors Industries Ltd.*....................              28,216
   700   Schlumberger Ltd...........................              29,463
   700   Transocean Sedco Forex, Inc................              16,240
                                                              ----------
                                                                 250,117
                                                              ----------
         PHARMACEUTICALS - 12.5%
 1,200   Amgen, Inc.*...............................              58,008
   900   Cardinal Health, Inc.......................              53,271
   400   Forest Laboratories - Class A*.............              39,288
 2,550   Johnson & Johnson..........................             136,961
 4,950   Pfizer, Inc................................             151,322
   850   Pharmacia Corp.............................              35,530
 1,350   Wyeth......................................              50,490
   950   Zimmer Holdings, Inc.*.....................              39,444
                                                              ----------
                                                                 564,314
                                                              ----------
         PREPACKAGED SOFTWARE - 4.6%
 3,200   Microsoft Corp.*...........................             165,440
 2,900   Oracle Corp.*..............................              31,320
   900   Veritas Software Corp.*....................              14,058
                                                              ----------
                                                                 210,818
                                                              ----------
         RADIO TELEPHONE COMMUNICATIONS - 0.7%
 1,650   Vodafone Group Plc - ADR...................              29,898
                                                              ----------
         RETAILERS - 5.0%
 1,000   Bed Bath & Beyond, Inc.*...................              34,530
   450   Costco Wholesale Corp.*....................              12,627
 1,450   Target Corp................................              43,500
 2,700   Wal-Mart Stores, Inc.......................             136,377
                                                              ----------
                                                                 227,034
                                                              ----------
         TELEPHONE SYSTEMS - 1.9%
   800   AT&T Corp..................................              20,888
   600   Bellsouth Corp.............................              15,522
 1,850   SBC Communications, Inc....................              50,154
                                                              ----------
                                                                  86,564
                                                              ----------
         TRANSPORTATION - 1.3%
   600   Canadian National Railway Co...............              24,936
 1,400   Carnival Corp..............................              34,930
                                                              ----------
                                                                  59,866
                                                              ----------
         TOTAL COMMON STOCKS
           (Cost $4,892,572)........................          $4,252,000
                                                              ----------
 PAR
VALUE
-----
         SHORT TERM INSTRUMENTS - 1.1%
         U.S. GOVERNMENT - 1.1%
50,000   US Treasury Bill, 1.18%, due
           03/20/03(a)
           (Cost $49,851)...........................          $   49,851
                                                              ----------

         TOTAL INVESTMENTS - 94.9%
           (Cost $4,942,423)........................           4,301,851
         Other Assets and Liabilities
           (net) - 5.1%.............................             229,470
                                                              ----------
         TOTAL NET ASSETS - 100.0%..................          $4,531,321
                                                              ==========

NOTES TO THE PORTFOLIO OF INVESTMENTS:

ADR - American Depository Receipt

* Non-income producing security.

(a) Assetsegregated to cover collateral margin requirements on open financial futures contracts (Note 5).

   The accompanying notes are an integral part of these financial statements.

DISCIPLINED EQUITY FUND
ADVISED BY: J.P. MORGAN INVESTMENT MANAGEMENT INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                                 VALUE
SHARES                                                          (NOTE 1)
------                                                        -----------
         COMMON STOCKS - 99.9%
         AEROSPACE & DEFENSE - 1.3%
 1,500   Boeing Co..................................          $   49,485
   900   Honeywell International, Inc...............              21,600
   800   Lockheed Martin Corp.......................              46,200
   300   Northrop Grumman Corp......................              29,100
                                                              ----------
                                                                 146,385
                                                              ----------
         AIRLINES - 0.2%
   300   FedEx Corp.................................              16,266
                                                              ----------
         APPAREL RETAILERS - 1.0%
 1,200   Abercrombie & Fitch Co.-
           Class A*.................................              24,552
 1,400   Gap, Inc...................................              21,728
 1,200   Kohl's Corp.*..............................              67,140
                                                              ----------
                                                                 113,420
                                                              ----------
         AUTOMOTIVE - 1.5%
   500   Delphi Automotive Systems..................               4,025
 2,900   Ford Motor Co..............................              26,970
 1,200   General Motors Corp........................              44,232
   500   Harley-Davidson, Inc.......................              23,100
   600   Lear Corp.*................................              19,968
   300   PACCAR, Inc................................              13,839
   600   Rockwell International Corp................              12,426
   400   SPX Corp.*.................................              14,980
                                                              ----------
                                                                 159,540
                                                              ----------
         BANKING - 7.8%
 1,200   American Express Co........................              42,420
   300   Amsouth Bancorporation.....................               5,760
   300   Bank of America Corp.......................              20,871
 3,100   Bank One Corp..............................             113,305
 1,500   CIT Group, Inc.............................              29,400
   200   Compass Bancshares, Inc....................               6,254
 1,400   Fannie Mae.................................              90,062
   100   FirstMerit Corp............................               2,166
 3,700   Fleet Boston Financial Corp................              89,910
   100   Golden West Financial Corp.................               7,181
   600   Greenpoint Financial Corp..................              27,108
   500   Hibernia Corp. - Class A...................               9,630
   800   Marshall & Ilsley Corp.....................              21,904
   600   MBNA Corp..................................              11,412
 1,200   Mellon Financial Corp......................              31,332
   100   North Fork Bancorporation..................               3,374
 1,100   PNC Bank Corp..............................              46,090
   200   SouthTrust Corp............................               4,970
 1,100   Suntrust Banks, Inc........................              62,612
   200   TCF Financial Corp.........................               8,738
 6,400   U.S. Bancorp...............................             135,808
 2,200   Washington Mutual, Inc.....................              75,966
                                                              ----------
                                                                 846,273
                                                              ----------
         BEVERAGES, FOOD & TOBACCO - 5.2%
   700   Archer-Daniels-Midland Co..................               8,680
 4,900   Coca-Cola Co...............................             214,718
   446   Del Monte Foods Co.*.......................               3,435
 1,000   Heinz (H.J.) Co............................              32,870
   700   Kellogg Co.................................              23,989
 1,200   Kraft Foods, Inc. - Class A................              46,716
 1,200   Pepsico, Inc...............................              50,664
 3,900   Philip Morris Cos., Inc....................             158,067
   900   Sysco Corp.................................              26,811
                                                              ----------
                                                                 565,950
                                                              ----------
         BUILDING MATERIALS - 1.4%
 4,500   Home Depot, Inc............................             107,820
 1,200   Lowe's Cos.................................              45,000
                                                              ----------
                                                                 152,820
                                                              ----------
         CHEMICALS - 1.3%
   800   Air Products & Chemicals, Inc..............              34,200
   500   Dow Chemical Co............................              14,850
   600   Eastman Chemical Co........................              22,062
   200   Lyondell Chemical Co.......................               2,528
 1,000   PPG Industries, Inc........................              50,150
   400   Praxair, Inc...............................              23,108
                                                              ----------
                                                                 146,898
                                                              ----------
         COMMERCIAL SERVICES - 1.4%
   400   Bearingpoint, Inc.* .......................               2,760
 2,300   Cendant Corp.*.............................              24,104
   200   Cintas Corp................................               9,150
   700   eBay, Inc.*................................              47,474
   300   Halliburton Co.............................               5,613
 1,200   Monsanto Co................................              23,100
   200   Paychex, Inc...............................               5,580
 1,700   Waste Management, Inc......................              38,964
                                                              ----------
                                                                 156,745
                                                              ----------
         COMMUNICATIONS - 0.6%
 5,700   Lucent Technologies, Inc.*.................               7,182
 5,300   Motorola, Inc..............................              45,845
   100   Network Appliance, Inc.*...................               1,000
   400   Qualcomm, Inc.*............................              14,556
                                                              ----------
                                                                  68,583
                                                              ----------
         COMPUTER INTEGRATED SYSTEMS DESIGN - 0.1%..
   400   Computer Sciences Corp.*...................              13,780
                                                              ----------

DISCIPLINED EQUITY FUND
ADVISED BY: J.P. MORGAN INVESTMENT MANAGEMENT INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

                                                               VALUE
SHARES                                                        (NOTE 1)
------                                                        --------
         COMMON STOCKS (CONTINUED)
         COMPUTERS & INFORMATION - 5.1%
11,200   Cisco Systems, Inc.* ......................          $146,720
 3,700   Dell Computer Corp.* ......................            98,938
 6,300   Hewlett-Packard Co. .......................           109,368
 2,400   International Business Machines
           Corp.    ................................           186,000
   100   Lexmark International, Inc.* ..............             6,050
   300   Pitney Bowes, Inc. ........................             9,798
   900   Seagate Technology, Inc.*(a) ..............                 0
                                                              --------
                                                               556,874
                                                              --------
         COSMETICS & PERSONAL CARE - 3.2%
   300   Colgate-Palmolive Co. .....................            15,729
 2,900   Gillette Co. ..............................            88,044
 2,800   Procter & Gamble Co. ......................           240,632
                                                              --------
                                                               344,405
                                                              --------
         DATA PROCESSING AND PREPARATION - 1.2%
 1,900   Automatic Data Processing .................            74,575
   700   First Data Corp. ..........................            24,787
 1,300   NCR Corp.* ................................            30,862
                                                              --------
                                                               130,224
                                                              --------
         ELECTRIC UTILITIES - 2.9%
   100   Ameren Corp. ..............................             4,157
   600   American Electric Power ...................            16,398
 1,600   Centerpoint Energy, Inc. ..................            13,600
   400   Consolidated Edison, Inc. .................            17,128
   800   Constellation Energy Group, Inc............            22,256
   400   Dominion Resources, Inc. ..................            21,960
   800   DTE Energy Co. ............................            37,120
 1,800   Edison International* .....................            21,330
   900   Pepco Holdings, Inc. ......................            17,451
 2,400   PG&E Corp.* ...............................            33,360
   700   Pinnacle West Capital Corp. ...............            23,863
   100   PPL Corp. .................................             3,468
   700   Progress Energy, Inc. .....................            30,345
   600   Public Service Enterprise Group,
         Inc. ......................................            19,260
 2,800   XCEL Energy, Inc. .........................            30,800
                                                              --------
                                                               312,496
                                                              --------
         ELECTRICAL EQUIPMENT - 0.0%
   100   Cooper Industries Ltd. - Class A ..........             3,645
                                                              --------
         ELECTRONICS - 2.8%
 1,300   Agere Systems, Inc.* ......................             1,872
 3,300   Altera Corp.* .............................            40,689
   500   Analog Devices, Inc.* .....................            11,935
 9,300   Intel Corp. ...............................           144,801
 1,100   Intersil Holding Corp.* ...................            15,334
   800   Linear Technology Corp. ...................            20,576
   600   Maxim Integrated Products .................            19,824
   800   Micron Technology, Inc.* ..................             7,792
   100   QLogic Corp.* .............................             3,451
   700   Texas Instruments, Inc. ...................            10,507
 1,300   Xilinx, Inc.* .............................            26,780
                                                              --------
                                                               303,561
                                                              --------
         ENTERTAINMENT & LEISURE - 0.9%
 2,100   Disney (Walt) Co. .........................            34,251
   400   Eastman Kodak Co. .........................            14,016
   500   Harrah's Entertainment, Inc.* .............            19,800
   900   Hasbro, Inc. ..............................            10,395
 1,200   Liberty Media Corp. - Class A* ............            10,728
   600   Mattel, Inc. ..............................            11,490
   200   Park Place Entertainment Corp.* ...........             1,680
                                                              --------
                                                               102,360
                                                              --------
         FINANCIAL SERVICES - 7.7%
   100   Apartment Investment &
         Management Co. - Class A
           REIT    .................................             3,748
   200   Archstone-Smith Trust REIT ................             4,708
   200   Arden Realty Group, Inc. REIT .............             4,430
 2,100   Capital One Financial Corp. ...............            62,412
 9,400   Citigroup, Inc. ...........................           330,786
 1,900   Countrywide Credit Industries, Inc.........            98,135
 2,800   E*trade Group, Inc.* ......................            13,608
 1,800   Freddie Mac ...............................           106,290
   200   General Growth Properties, Inc. ...........
           REIT.....................................            10,400
   400   Goldman Sachs Group, Inc. .................            27,240
   100   Highwoods Properties, Inc. REIT ...........             2,210
   800   Household International, Inc. .............            22,248
   100   LaBranche & Co., Inc.* ....................             2,664
   100   Legg Mason, Inc. ..........................             4,854
   300   Merrill Lynch & Co. .......................            11,385
 1,300   Morgan Stanley ............................            51,896
   100   Prologis Trust REIT .......................             2,515
   300   Rouse Co. REIT ............................             9,510
 6,100   Schwab (Charles) Corp. ....................            66,185
                                                              --------
                                                               835,224
                                                              --------
         FOREST PRODUCTS & PAPER - 0.6%
   100   Bowater, Inc. .............................             4,195
   100   Georgia-Pacific Group .....................             1,616
   500   Kimberly-Clark Corp. ......................            23,735
   200   Smurfit-Stone Container Corp.* ............             3,078

DISCIPLINED EQUITY FUND
ADVISED BY: J.P. MORGAN INVESTMENT MANAGEMENT INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

                                                               VALUE
SHARES                                                        (NOTE 1)
------                                                        --------
         COMMON STOCKS (CONTINUED)
         FOREST PRODUCTS & PAPER (CONTINUED)
   600   Temple-Inland, Inc.........................          $ 26,886
   200   Weyerhaeuser Co. ..........................             9,842
                                                              --------
                                                                69,352
                                                              --------
         HEALTH CARE PROVIDERS - 0.7%
 1,300   HCA - The Healthcare Co....................            53,950
 1,100   Human Genome Sciences, Inc.*...............             9,691
   700   Tenet Healthcare Corp.*....................            11,480
                                                              --------
                                                                75,121
                                                              --------
         HEAVY MACHINERY - 2.2%
 1,900   Applied Materials, Inc.*...................            24,757
 1,000   Baker Hughes, Inc. ........................            32,190
   200   Black & Decker Corp. ......................             8,578
   100   Caterpillar, Inc. .........................             4,572
   700   Cooper Cameron Corp.* .....................            34,874
   800   Ingersoll-Rand Co. - Class A ..............            34,448
 1,600   United Technologies Corp. .................            99,104
                                                              --------
                                                               238,523
                                                              --------
         HOME CONSTRUCTION, FURNISHINGS &
           APPLIANCES - 3.1%
13,400   General Electric Co........................           326,290
   200   Johnson Controls, Inc......................            16,034
                                                              --------
                                                               342,324
                                                              --------
         HOUSEHOLD PRODUCTS - 0.1%
   200   Fortune Brands, Inc........................             9,302
   100   Rohm & Haas Co.............................             3,248
                                                              --------
                                                                12,550
                                                              --------
         INDUSTRIAL - DIVERSIFIED - 1.1%
   100   Danaher Corp...............................             6,570
 6,500   Tyco International Ltd.....................           111,020
                                                              --------
                                                               117,590
                                                              --------
         INFORMATION RETRIEVAL SERVICES - 0.6%
 5,200   AOL Time Warner, Inc.......................            68,120
                                                              --------
         INSURANCE - 5.7%
 1,300   Aetna, Inc.................................            53,456
   800   AMBAC Financial Group, Inc. ...............            44,992
 2,700   American International Group ..............           156,195
 1,200   AON Corp...................................            22,668
   700   Cigna Corp.................................            28,784
   200   Jefferson-Pilot Corp. .....................             7,622
   200   John Hancock Financial Services ...........             5,580
   900   MBIA, Inc..................................            39,474
 1,900   Metlife, Inc...............................            51,376
   200   Protective Life Corp. .....................             5,504
   400   St. Paul Cos...............................            13,620
   900   Torchmark Corp. ...........................            32,877
 6,300   Travelers Property Casualty Corp. -
           Class A*.................................            92,295
   800   Travelers Property Casualty Corp. -
           Class B*.................................            11,720
 1,400   UnumProvident Corp. .......................            24,556
   400   Wellpoint Health Networks* ................            28,464
                                                              --------
                                                               619,183
                                                              --------
         LODGING - 0.0%
   100   Marriott International, Inc. -
           Class A..................................             3,287
                                                              --------
         MANUFACTURING - 0.6%
   500   3M Co......................................            61,650
                                                              --------
         MEDIA - BROADCASTING & PUBLISHING - 3.2%
   200   Clear Channel Communications* .............             7,458
 1,600   Comcast Corp. - Class A* ..................            37,712
 1,600   Comcast Corp. - Special Class A*...........            36,144
   100   Cox Communications, Inc. -
           Class A* ................................             2,840
   200   Fox Entertainment Group, Inc. -
           Class A* ................................             5,186
   600   Gannett Co., Inc. .........................            43,080
   200   Mcgraw-Hill Cos., Inc. ....................            12,088
 1,300   Tribune Co.................................            59,098
 3,600   Viacom, Inc. - Class B* ...................           146,736
                                                              --------
                                                               350,342
                                                              --------
         MEDICAL SUPPLIES - 2.1%
   200   Agilent Technologies, Inc.* ...............             3,592
   200   Bard (C.R.), Inc. .........................            11,600
 1,000   Baxter International, Inc. ................            28,000
 1,200   Becton Dickinson & Co. ....................            36,828
   300   Biomet, Inc. ..............................             8,598
   600   Boston Scientific Corp.* ..................            25,512
   100   Eaton Corp. ...............................             7,811
   200   Guidant Corp.* ............................             6,170
 1,200   Medtronics, Inc. ..........................            54,720
   900   St. Jude Medical, Inc.* ...................            35,748
   100   Stryker Corp. .............................             6,712
                                                              --------
                                                               225,291
                                                              --------
         METALS - 1.0%
 3,100   Alcoa, Inc. ...............................            70,618
 1,500   Masco Corp. ...............................            31,575
   600   United States Steel Corp. .................             7,872
                                                              --------
                                                               110,065
                                                              --------

DISCIPLINED EQUITY FUND
ADVISED BY: J.P. MORGAN INVESTMENT MANAGEMENT INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

                                                                 VALUE
SHARES                                                          (NOTE 1)
------                                                        -----------
         COMMON STOCKS (CONTINUED)
         OIL & GAS - 5.5%
 1,400   Anadarko Petroleum Corp. .................           $    67,060
 1,600   ChevronTexaco Corp. ......................               106,368
 2,100   ConocoPhillips ...........................               101,619
   400   Devon Energy Corp. .......................                18,360
   100   Diamond Offshore Driling .................                 2,185
 1,200   El Paso Corp. ............................                 8,352
   400   Ensco International, Inc. ................                11,780
 6,800   Exxon Mobil Corp. ........................               237,592
 1,300   Rowan Cos., Inc. .........................                29,510
   600   Transocean Sedco Forex, Inc. .............                13,920
   100   Valero Energy Corp. ......................                 3,694
                                                              -----------
                                                                  600,440
                                                              -----------
         PHARMACEUTICALS - 11.6%
 3,600   Abbott Laboratories ......................               144,000
 2,300   Amgen, Inc.* .............................               111,182
 3,500   Bristol-Myers Squibb Co. .................                81,025
   600   Cardinal Health, Inc. ....................                35,514
   500   Forest Laboratories - Class A* ...........                49,110
 2,800   Johnson & Johnson ........................               150,388
 1,200   Lilly (Eli) & Co. ........................                76,200
   300   McKesson Corp. ...........................                 8,109
 1,400   Medimmune, Inc.* .........................                38,038
 1,700   Merck & Co., Inc. ........................                96,237
 7,100   Pfizer, Inc. .............................               217,047
 3,800   Pharmacia Corp. ..........................               158,840
 1,900   Schering-Plough Corp. ....................                42,180
   300   Vertex Pharmaceuticals, Inc.* ............                 4,755
   100   Watson Pharmaceuticals, Inc.* ............                 2,827
 1,400   Wyeth ....................................                52,360
                                                              -----------
                                                                1,267,812
                                                              -----------
         PREPACKAGED SOFTWARE - 4.7%
   400   Electronic Arts, Inc.* ...................                19,908
 8,500   Microsoft Corp.* .........................               439,450
 5,300   Oracle Corp.* ............................                57,240
                                                              -----------
                                                                  516,598
                                                              -----------
         RESTAURANTS - 0.6%
   500   Wendy's International, Inc. ..............                13,535
 2,000   Yum! Brands, Inc.* .......................                48,440
                                                              -----------
                                                                   61,975
                                                              -----------
         RETAILERS - 4.3%
   800   Bed Bath & Beyond, Inc.* .................                27,624
 2,500   CVS Corp. ................................                62,425
 1,000   Federated Department Stores* .............                28,760
         Retailers
   100   Pier 1 Imports, Inc. .....................                 1,893
   100   Sears, Roebuck and Co. ...................                 2,395
 1,900   Target Corp. .............................                57,000
 1,800   TJX Cos., Inc. ...........................                35,136
 4,700   Wal-Mart Stores, Inc. ....................               237,397
   600   Walgreen Co. .............................                17,514
                                                              -----------
                                                                  470,144
                                                              -----------
         TELEPHONE SYSTEMS - 4.1%
 1,100   AT&T Corp. ...............................                28,721
 7,900   AT&T Wireless Services, Inc.* ............                44,635
 2,300   Bellsouth Corp. ..........................                59,501
 1,600   Qwest Communications
           International*..........................                 8,000
 4,700   SBC Communications, Inc. .................               127,417
 1,200   Sprint Corp. (FON Group) .................                17,376
 3,600   Sprint Corp. (PCS Group)* ................                15,768
 3,800   Verizon Communications ...................               147,250
                                                              -----------
                                                                  448,668
                                                              -----------
         TEXTILES, CLOTHING & FABRICS - 0.6%
 1,100   Jones Apparel Group, Inc.* ................               38,984
   500   NIKE, Inc. - Class B ......................               22,235
                                                              -----------
                                                                   61,219
                                                              -----------
         TRANSPORTATION - 1.9%
   700   Burlington Northern Santa Fe Co............               18,207
 2,700   Carnival Corp. ............................               67,365
   300   CSX Corp. .................................                8,493
   400   Norfolk Southern Corp. ....................                7,996
   300   Union Pacific Corp. .......................               17,961
 1,300   United Parcel Service, Inc. -
           Class B..................................               82,004
                                                              -----------
                                                                  202,026
                                                              -----------
         TOTAL INVESTMENTS - 99.9%
           (Cost $12,774,310).......................           10,897,729
         Other Assets and Liabilities
           (net) - 0.1%.............................               13,388
                                                              -----------
         TOTAL NET ASSETS - 100.0%..................          $10,911,117
                                                              ===========

NOTES TO THE PORTFOLIO OF INVESTMENTS:

REIT - Real Estate Investment Trust

* Non-income producing security.

(a) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees (Note 1).

VALUE EQUITY FUND
ADVISED BY: SALOMON BROTHERS ASSET MANAGEMENT INC
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                                VALUE
SHARES                                                         (NOTE 1)
------                                                        ----------
         COMMON STOCKS - 96.5%
         AEROSPACE & Defense - 1.4%
  6,700  Honeywell International, Inc. .............          $  160,800
                                                              ----------
         APPAREL RETAILERS - 1.4%
 10,200  Gap, Inc. .................................             158,304
                                                              ----------
         BANKING - 13.0%
  4,900  American Express Co. ......................             173,215
  2,100  Bank of America Corp. .....................             146,097
  7,200  Bank of New York Co., Inc. ................             172,512
    600  Comerica, Inc. ............................              25,944
  6,100  Fleet Boston Financial Corp. ..............             148,230
  8,000  MBNA Corp. ................................             152,160
  8,600  U.S. Bancorp ..............................             182,492
  4,500  Wachovia Corp. ............................             163,980
  4,500  Washington Mutual, Inc. ...................             155,385
  3,200  Wells Fargo Co. ...........................             149,984
                                                              ----------
                                                               1,469,999
                                                              ----------
         BEVERAGES, FOOD & TOBACCO - 6.3%
  2,700  General Mills, Inc. .......................             126,765
  5,500  Philip Morris Cos., Inc. ..................             222,915
  3,700  RJ Reynolds Tobacco Holdings,
           Inc......................................             155,807
  8,700  Safeway, Inc.* ............................             203,232
                                                              ----------
                                                                 708,719
                                                              ----------
         BUILDING MATERIALS - 1.4%
  6,600  Home Depot, Inc. ..........................             158,136
                                                              ----------
         CHEMICALS - 1.0%
  3,900  Dow Chemical Co. ..........................             115,830
                                                              ----------
         COMMUNICATIONS - 5.9%
 14,700  Comverse Technology, Inc.* ................             147,294
157,700  Lucent Technologies, Inc.* ................             198,702
 13,700  Motorola, Inc. ............................             118,505
 13,200  Nokia Oyj - ADR ...........................             204,600
                                                              ----------
                                                                 669,101
                                                              ----------
         COMPUTER INTEGRATED SYSTEMS DESIGN - 1.8%
 10,600  3Com Corp.* ...............................              49,078
 50,200  Sun Microsystems, Inc.* ...................             156,122
                                                              ----------
                                                                 205,200
                                                              ----------
         COMPUTERS & INFORMATION - 4.1%
 14,000  Hewlett-Packard Co. .......................             243,040
         Computers & Information
  1,100  International Business Machines
           Corp.....................................              85,250
 38,000  Solectron Corp.* ..........................             134,900
                                                              ----------
                                                                 463,190
                                                              ----------
         ELECTRIC UTILITIES - 1.2%
  2,800  Progress Energy, Inc. .....................             121,380
  1,100  XCEL Energy, Inc. .........................              12,100
                                                              ----------
                                                                 133,480
                                                              ----------
         ELECTRONICS - 1.7%
  9,709  Agere Systems, Inc. - Class B* ............              13,593
  1,000  Intel Corp. ...............................              15,570
  4,600  Micron Technology, Inc.* ..................              44,804
  7,700  National Semiconductor Corp.* .............             115,577
                                                              ----------
                                                                 189,544
                                                              ----------
         ENTERTAINMENT & LEISURE - 3.6%
 20,913  Liberty Media Corp. - Class A* ............             186,962
  9,500  News Corp. Ltd. - ADR .....................             215,175
                                                              ----------
                                                                 402,137
                                                              ----------
         FINANCIAL SERVICES - 10.0%
  6,900  Equity Office Properties Trust.............             172,362
  2,200  Freddie Mac ...............................             129,910
  2,100  Goldman Sachs Group, Inc. .................             143,010
  6,600  JP Morgan Chase & Co. .....................             158,400
  4,700  Merrill Lynch & Co. .......................             178,365
  4,500  Morgan Stanley ............................             179,640
  8,900  Waddell & Reed Financial, Inc.-
           Class A..................................             175,063
                                                              ----------
                                                               1,136,750
                                                              ----------
         FOREST PRODUCTS & PAPER - 3.0%
  4,200  International Paper Co. ...................             146,874
  4,000  Kimberly-Clark Corp. ......................             189,880
                                                              ----------
                                                                 336,754
                                                              ----------
         HEALTH CARE PROVIDERS - 2.3%
  3,900  HCA - The Healthcare Co. ..................             161,850
  5,700  Tenet Healthcare Corp.* ...................              93,480
                                                              ----------
                                                                 255,330
                                                              ----------
         HEAVY MACHINERY - 1.4%
  2,600  United Technologies Corp. .................             161,044
                                                              ----------

   The accompanying notes are an integral part of these financial statements.

VALUE EQUITY FUND
ADVISED BY: SALOMON BROTHERS ASSET MANAGEMENT INC
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

                                                                 VALUE
SHARES                                                          (NOTE 1)
------                                                        -----------
         COMMON STOCKS (CONTINUED)
         HOUSEHOLD PRODUCTS - 1.0%
  2,500  Fortune Brands, Inc. ......................          $   116,275
                                                              -----------
         INSURANCE - 5.1%
  3,300  American International Group ..............              190,905
  1,700  Hartford Financial Services Group .........               77,231
  3,800  St. Paul Cos ..............................              129,390
  2,400  XL Capital Ltd. - Class A .................              185,400
                                                              -----------
                                                                  582,926
                                                              -----------
         LODGING - 1.2%
  4,100  MGM Mirage, Inc.* .........................              135,177
                                                              -----------
         MEDIA - BROADCASTING & PUBLISHING - 1.7%
  4,561  Comcast Corp - Class A* ...................              107,503
  3,600  Comcast Corp - Special Class A*............               81,324
                                                              -----------
                                                                  188,827
                                                              -----------
         METALS - 1.6%
  7,900  Alcoa, Inc. ...............................              179,962
                                                              -----------
         OIL & GAS - 9.6%
  3,200  BP Plc - ADR ..............................              130,080
  3,700  Burlington Resources, Inc. ................              157,805
  2,100  ChevronTexaco Corp. .......................              139,608
  3,000  ConocoPhillips ............................              145,170
  3,600  Marathon Oil Corp. ........................               76,644
  3,500  Royal Dutch Petroleum Co. .................              154,070
  2,200  Total Fina SA - ADR .......................              157,300
  5,700  Transocean Sedco Forex, Inc. ..............              132,240
                                                              -----------
                                                                1,092,917
                                                              -----------
         PHARMACEUTICALS - 6.1%
  5,100  Pfizer, Inc. ..............................              155,907
  3,900  Pharmacia Corp. ...........................              163,020
  9,300  Schering-Plough Corp. .....................              206,460
  4,500  Wyeth .....................................              168,300
                                                              -----------
                                                                  693,687
                                                              -----------
         RESTAURANTS - 1.5%
 10,400  McDonald's Corp. ..........................              167,232
                                                              -----------
         RETAILERS - 3.6%
  3,900  Costco Wholesale Corp.* ...................              109,434
         Retailers
  4,700  Federated Department Stores* ..............              135,172
  5,600  Target Corp. ..............................              168,000
                                                              -----------
                                                                  412,606
                                                              -----------
         TELEPHONE SYSTEMS - 5.6%
  2,820  AT&T Corp. ................................               73,630
 31,200  AT&T Wireless Services, Inc.* .............              176,280
  4,800  SBC Communications, Inc. ..................              130,128
  6,700  Verizon Communications ....................              259,625
                                                              -----------
                                                                  639,663
                                                              -----------
         TOTAL COMMON STOCKS
           (Cost $12,636,419).......................          $10,933,590
                                                              -----------

  PAR
 VALUE
-------
         DEBT OBLIGATIONS - 0.3%
         CORPORATE DEBT - 0.3%
129,000  Charter Communications Inc.,
              5.75%, due 10/15/05
              (Cost $70,002)........................          $    28,380
                                                              -----------

SHARES
------
         PREFERRED STOCK - 0.6%
  1,800  Ford Motor Co. Capital Trust II,
              6.5%, due 01/30/32
              (Cost $88,166)........................          $    73,530
                                                              -----------

         TOTAL INVESTMENTS - 97.4%
              (Cost $12,794,587)....................           11,035,500
         Other Assets and Liabilities
             (net) - 2.6%...........................              290,328
                                                              -----------
         TOTAL NET ASSETS - 100.0%..................          $11,325,828
                                                              ===========

NOTES TO THE PORTFOLIO OF INVESTMENTS:

ADR - American Depository Receipt

* Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

BASIC VALUE FUND
ADVISED BY: A I M CAPITAL MANAGEMENT, INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                                VALUE
SHARES                                                        (NOTE 1)
------                                                       ----------
         COMMON STOCKS - 97.1%
         ADVERTISING - 5.1%
11,900   Interpublic Group Cos., Inc. ..............         $  167,552
 3,550   Omnicom Group .............................            229,330
                                                             ----------
                                                                396,882
                                                             ----------
         AEROSPACE & DEFENSE - 1.1%
 3,500   Honeywell International, Inc...............             84,000
                                                             ----------
         APPAREL RETAILERS - 3.1%
15,550   Gap, Inc. .................................            241,336
                                                             ----------
         BANKING - 6.3%
 2,500   Bank of America Corp. .....................            173,925
 6,750   Bank of New York Co., Inc. ................            161,730
 4,350   Bank One Corp. ............................            158,992
                                                             ----------
                                                                494,647
                                                             ----------
         BEVERAGES, FOOD & TOBACCO - 1.1%
 3,750   Safeway, Inc.* ............................            87,600
                                                             ----------
         COMMERCIAL SERVICES - 7.8%
 8,000   Cendant Corp.* ............................             83,840
 5,400   H&R Block, Inc. ...........................            217,080
 4,000   Robert Half International, Inc.*...........             64,440
10,650   Waste Management, Inc. ....................            244,098
                                                             ----------
                                                                609,458
                                                             ----------
         COMMUNICATIONS - 2.1%
 4,450   Koninklijke (Royal) Philips
           Electronics NV - ADR ....................             78,676
 9,600   Motorola, Inc. ............................             83,040
                                                             ----------
                                                                161,716
                                                             ----------
         DATA PROCESSING AND PREPARATION - 6.4%
10,200   Ceridian Corp.* ...........................            147,084
 5,600   First Data Corp. ..........................            198,296
 9,500   IMS Health, Inc. ..........................            152,000
                                                             ----------
                                                                497,380
                                                             ----------
         ELECTRIC UTILITIES - 2.6%
 6,150   Duke Energy Corp. .........................            120,171
 6,100   PG&E Corp.* ...............................             84,790
                                                             ----------
                                                                204,961
                                                             ----------
         ELECTRONICS - 1.8%
 4,900   Novellus Systems, Inc.* ...................            137,592
                                                             ----------
         ENTERTAINMENT & LEISURE - 3.3%
 8,500   Disney (Walt) Co. .........................            138,635
 6,300   Mattel, Inc. ..............................            120,645
                                                             ----------
                                                                259,280
                                                             ----------
         FINANCIAL SERVICES - 13.7%
 5,900   Citigroup, Inc. ...........................            207,621
 3,650   Freddie Mac ...............................            215,532
 8,090   JP Morgan Chase & Co. .....................            194,160
 4,950   Merrill Lynch & Co. .......................            187,852
 4,200   Morgan Stanley ............................            167,664
 7,790   Stilwell Financial, Inc. ..................            101,815
                                                             ----------
                                                              1,074,644
                                                             ----------
         FOOD RETAILERS - 2.4%
12,350   Kroger Co.* ...............................            190,807
                                                             ----------
         HEALTH CARE PROVIDERS - 1.5%
 1,400   UnitedHealth Group, Inc. ..................            116,900
                                                             ----------
         HEAVY MACHINERY - 5.3%
 2,400   American Standard Cos.* ...................            170,736
 8,650   Applied Materials, Inc.* ..................            112,710
 2,900   Parker Hannifin Corp. .....................            133,777
                                                             ----------
                                                                417,223
                                                             ----------
         INDUSTRIAL - DIVERSIFIED - 4.0%
18,400   Tyco International Ltd. ...................            314,272
                                                             ----------
         INSURANCE - 6.0%
 6,350   ACE Ltd. ..................................            186,309
 1,900   MGIC Investment Corp. .....................             78,470
 3,050   Radian Group, Inc. ........................            113,308
 5,450   UnumProvident Corp. .......................             95,593
                                                             ----------
                                                                473,680
                                                             ----------
         LODGING - 1.6%
 5,250   Starwood Hotels & Resorts World............            124,635
                                                             ----------
         MEDICAL SUPPLIES - 2.2%
 8,050   Waters Corp.* .............................            175,329
                                                             ----------
         METALS - 2.0%
 7,350   Masco Corp. ...............................            154,718
                                                             ----------
         OIL & GAS - 9.4%
 7,850   Ensco International, Inc. .................            231,183
 4,100   Nabors Industries Ltd.* ...................            144,607

   The accompanying notes are an integral part of these financial statements.

BASIC VALUE FUND
ADVISED BY: A I M CAPITAL MANAGEMENT, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

                                                               VALUE
SHARES                                                        (NOTE 1)
------                                                       ----------
         COMMON STOCKS (CONTINUED)
         OIL & GAS (CONTINUED)
 7,050   Transocean Sedco Forex, Inc................         $  163,560
 4,900   Weatherford International Ltd.*............            195,657
                                                             ----------
                                                                735,007
                                                             ----------
         PHARMACEUTICALS - 3.7%
 4,650   McKesson Corp..............................            125,690
 4,400   Wyeth......................................            164,560
                                                             ----------
                                                                290,250
                                                             ----------
         PREPACKAGED SOFTWARE - 2.8%
16,300   Computer Associates International,
           Inc......................................            220,050
                                                             ----------
         RETAILERS - 1.8%
 4,750   Target Corp................................            142,500
                                                             ----------
         TOTAL INVESTMENTS - 97.1%
           (Cost $8,619,392)........................          7,604,867
         Other Assets and Liabilities
           (net) - 2.9%.............................            226,028
                                                             ----------
         TOTAL NET ASSETS - 100.0%..................         $7,830,895
                                                             ==========

NOTES TO THE PORTFOLIO OF INVESTMENTS:

ADR - American Depository Receipt

* Non-income producing security.

   The accompanying notes are an integral part of these financial statemensts.

BALANCED FUND
ADVISED BY:  OPCAP ADVISORS
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                                        VALUE
  SHARES                                                               (NOTE 1)
  ------                                                              ----------
               COMMON STOCKS - 67.4%
               BANKING - 5.1%
  5,000        Bank of New York Co., Inc. ...............             $  119,800
 12,000        CIT Group, Inc. ..........................                235,200
  1,800        Fannie Mae ...............................                115,794
 10,000        Fleet Boston Financial Corp. .............                243,000
                                                                      ----------
                                                                         713,794
                                                                      ----------
               COMMUNICATIONS - 1.6%
  8,650        Echostar Communications
                  Corp. - Class A* ......................                192,549
 15,000        JDS Uniphase Corp.* ......................                 37,050
                                                                      ----------
                                                                         229,599
                                                                      ----------
               COMPUTER SOFTWARE & PROCESSING - 2.3%
 18,000        Electronic Data Systems Corp. ............                331,740
                                                                      ----------
               COMPUTERS & INFORMATION - 6.4%
 21,300        Cisco Systems, Inc.*. ....................                279,030
100,900        EMC Corp.* ...............................                619,526
                                                                      ----------
                                                                         898,556
                                                                      ----------
               DATA PROCESSING AND PREPARATION - 1.0%
  9,100        IMS Health, Inc. .........................                145,600
                                                                      ----------
               ELECTRIC UTILITIES - 3.6%
  5,950        Exelon Corp. .............................                313,981
  7,050        NiSource, Inc. ...........................                141,000
  2,900        TXU Corp. ................................                 54,172
                                                                      ----------
                                                                         509,153
                                                                      ----------
               ELECTRONICS - 6.7%
 38,700        Flextronics International Ltd.* ..........                316,953
 58,300        General Motors Corp.-
                 Class H* ...............................                623,810
                                                                      ----------
                                                                         940,763
                                                                      ----------
               FINANCIAL SERVICES - 16.0%
 13,600        Citigroup, Inc. ..........................                478,584
  3,000        Countrywide Credit Industries, Inc. ......                154,950
 12,100        Freddie Mac ..............................                714,505
 21,200        Household International,  Inc. ...........                589,572
  6,200        JP Morgan Chase & Co. ....................                148,800
  4,600        Merrill Lynch & Co. ......................                174,570
                                                                      ----------
                                                                       2,260,981
                                                                      ----------
               HEALTH CARE PROVIDERS - 1.8%
 15,100        Tenet Healthcare Corp.* ..................                247,640
                                                                      ----------
               HEAVY MACHINERY - 2.2%
 23,800        Applied Materials, Inc.*..................                310,114
                                                                      ----------
               HOME CONSTRUCTION, FURNISHINGS &
                 APPLIANCES - 0.5%
  3,100        General Electric Co.......................                 75,485
                                                                      ----------
               INDUSTRIAL - DIVERSIFIED - 1.8%
 14,900        Tyco International Ltd. ..................                254,492
                                                                      ----------
               INSURANCE - 2.6%
 10,600        John Hancock Financial Services ..........                295,740
  4,400        UnumProvident Corp. ......................                 77,176
                                                                      ----------
                                                                         372,916
                                                                      ----------
               MEDIA - BROADCASTING & PUBLISHING - 1.6%
  5,900        Clear Channel
                 Communications* ........................                220,011
                                                                      ----------
               METALS - 3.8%
 18,300        Alcan, Inc. ..............................                540,216
                                                                      ----------
               OIL & GAS - 4.3%
  6,000        Anadarko Petroleum Corp. .................                287,400
  3,000        ConocoPhillips ...........................                145,170
  7,500        Transocean Sedco Forex, Inc. .............                174,000
                                                                      ----------
                                                                         606,570
                                                                      ----------
               PHARMACEUTICALS - 3.4%
 13,300        Bristol-Myers Squibb Co. .................                307,895
  5,700        Pfizer, Inc. .............................                174,249
                                                                      ----------
                                                                         482,144
                                                                      ----------
               RETAILERS - 1.9%
 22,600        Dollar General Corp. .....................                270,070
                                                                      ----------
               TRANSPORTATION - 0.8%
  4,400        Carnival Corp. ...........................                109,780
                                                                      ----------
               TOTAL COMMON STOCKS
               (Cost $9,977,009) ........................             $9,519,624
                                                                      ----------

  PAR
 VALUE
 ------
               DEBT OBLIGATIONS - 29.9%
               CORPORATE DEBT - 17.1%
160,000        AOL Time Warner, Inc.,
               7.625%, due 04/15/31 .....................                165,026

250,000        AOL Time Warner, Inc., 7.7%,
                 due 05/01/32............................                261,113

275,000        Conseco Finance Trust III,
                 8.796%, due 04/01/27 ...................                  2,750

   The accompanying notes are an integral part of these financial statements.

BALANCED FUND
ADVISED BY: OPCAP ADVISORS
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

  PAR                                                                   VALUE
 VALUE                                                                 (NOTE 1)
 -----                                                               -----------
               DEBT OBLIGATIONS (CONTINUED)
               CORPORATE DEBT (CONTINUED)
125,000        Duke Energy Field Services
                 LLC, 7.875%, due 08/16/10 ..............            $   132,518
125,000        FirstEnergy Corp., 5.5%,
                 due 11/15/06 ...........................                125,836
100,000        Ford Motor Co., 7.45%, due
                 07/16/31 ...............................                 87,221
115,000        General Electric Capital Corp.,
                 6%, due 06/15/12 .......................                124,388
125,000        General Motors Acceptance
                 Corp., 6.75%, due 01/15/06 .............                129,541
125,000        Household Finance Corp.,
                 7%, 05/15/12 ...........................                137,149
125,000        National Rural Utilities,
                 6%, due 05/15/06 .......................                136,468
200,000        Qwest Corp. 144A, 8.875%, due
                 03/15/12 ...............................                195,000
125,000        Sears Roebuck Acceptance
                 Corp., 6.7%, due 04/15/12...............                118,852
 80,000        Sprint Capital Corp.,
                 8.375%, due 03/15/12 ...................                 79,751
120,000        Sprint Capital Corp., 8.75%, due
                 03/15/32 ...............................                114,347
 60,000        Tenet Healthcare Corp., 5%, due
                 07/01/07 ...............................                 54,364
 60,000        Tenet Healthcare Corp.,
                 6.5%, due 06/01/12 .....................                 54,411
 25,000        Tenet Healthcare Corp., 6.875%,
                 due 11/15/31 ...........................                 21,448
200,000        Textron Financial Corp., 7.125%,
                 due 12/09/04 ...........................                214,133
135,000        Verizon Global Funding
                 Corp., 7.75%, due 12/01/30 .............                157,804
 85,000        Verizon Global Funding
                 Corp., 7.75%, due 06/15/32 .............                100,016
                                                                     -----------
                                                                       2,412,136
                                                                     -----------
               U.S. GOVERNMENT - 12.8%
125,000        Fannie Mae, 6.25%, due
                 02/01/11 ...............................                140,111
229,804        U.S. Treasury Inflation Indexed
                 Bond, 3.375%, due 04/15/32* ............                265,172
474,195        U.S. Treasury Inflation Indexed
                 Bond, 3.875%, due 04/15/29* ............                580,001
125,000        U.S. Treasury Note, 3.5%, due
                 11/15/06 ...............................                130,117
650,000        U.S. Treasury Note, 5.875%, due
                 11/15/04 ...............................                702,229
                                                                     -----------
                                                                       1,817,630
                                                                     -----------
               TOTAL DEBT OBLIGATIONS
                 (Cost $4,041,112) ......................            $ 4,229,766
                                                                     -----------
               TOTAL INVESTMENTS - 97.3%
               (Cost $14,018,121) .......................             13,749,390
               Other Assets and Liabilities
               (net) - 2.7% .............................                386,277
                                                                     -----------
               TOTAL NET ASSETS - 100.0% ................            $14,135,667
                                                                     ===========

NOTES TO THE PORTFOLIO OF INVESTMENTS:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2002, the securities were valued at $195,000 or 1.4% of net assets.

* Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

                                                       EMERGING
                                                        GROWTH         AGGRESSIVE        CAPITAL
                                                        EQUITY          GROWTH         APPRECIATION
                                                         FUND            FUND             FUND
                                                     ------------     ------------     ------------
ASSETS:
  Investments, at value (Note 1)* ................   $  4,630,580     $  3,726,682     $  2,793,152
  Cash ...........................................        338,603          486,085          564,263
  Receivable from:
    Securities sold ..............................         18,198            4,647               --
    Capital stock subscriptions ..................          6,064               --              589
    Dividends and Interest .......................            164              642            1,130
    Manager (Note 2) .............................         11,846           16,535            9,527
    Broker (Note 2) ..............................             --              601               --
    Daily variation margin on open financial
     futures contracts ...........................             --               --               --
  Prepaid insurance ..............................          1,199              834              709
                                                     ------------     ------------     ------------
      Total assets ...............................      5,006,654        4,236,026        3,369,370
                                                     ------------     ------------     ------------

LIABILITIES:
  Payable for:
    Securities purchased .........................        183,708               --          117,607
    Capital stock subscriptions ..................             --            5,723               --
  ACCRUED EXPENSES:
    Other ........................................         34,895           32,881           27,658
                                                     ------------     ------------     ------------
      Total liabilities ..........................        218,603           38,604          145,265
                                                     ------------     ------------     ------------
NET ASSETS .......................................   $  4,788,051     $  4,197,422     $  3,224,105
                                                     ============     ============     ============
NET ASSETS CONSIST OF:
  Paid-in capital ................................   $ 10,869,975     $  5,373,198     $  4,253,004
  Undistributed net investment income (loss) .....             --               --               --
  Accumulated net realized gain (loss) on
    investments ..................................     (5,733,231)      (1,143,499)        (754,978)
  Net unrealized appreciation (depreciation) on
    investments ..................................       (348,693)         (32,277)        (273,921)
                                                     ------------     ------------     ------------
NET ASSETS .......................................   $  4,788,051     $  4,197,422     $  3,224,105
                                                     ============     ============     ============
SHARES OUTSTANDING ...............................      1,011,513          655,142          459,027
                                                     ============     ============     ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
  PRICE PER SHARE ................................   $       4.73     $       6.41     $       7.02
                                                     ============     ============     ============
*Cost of investments .............................   $  4,979,273     $  3,758,959     $  3,067,073

                                                        FOCUSED       DIVERSIFIED         MID CAP
                                                        EQUITY          MID-CAP            VALUE
                                                         FUND             FUND              FUND
                                                     ------------     ------------     ------------
ASSETS:
  Investments, at value (Note 1)* ................   $  5,399,390     $  5,505,848     $ 10,222,239
  Cash ...........................................        425,034           61,378          761,576
  Receivable from:
    Securities sold ..............................        262,106           14,393               --
    Capital stock subscriptions ..................            489               --            8,904
    Dividends and Interest .......................          6,008            7,511           20,483
    Manager (Note 2) .............................         12,033            7,721            7,567
    Broker (Note 2) ..............................          2,383              157            1,530
    Daily variation margin on open financial
      futures contracts ..........................             --               --               --
  Prepaid insurance ..............................          1,473            1,268            2,233
                                                     ------------     ------------     ------------
      Total assets ...............................      6,108,916        5,598,276       11,024,532
                                                     ------------     ------------     ------------

LIABILITIES:
  Payable for:
    Securities purchased .........................        333,425           28,166          354,895
    Capital stock subscriptions ..................             --              118               --
  ACCRUED EXPENSES:
    Other ........................................         35,048           32,975           39,977
                                                     ------------     ------------     ------------
      Total liabilities ..........................        368,473           61,259          394,872
                                                     ------------     ------------     ------------
NET ASSETS .......................................   $  5,740,443     $  5,537,017     $ 10,629,660
                                                     ============     ============     ============
NET ASSETS CONSIST OF:
  Paid-in capital ................................   $  9,575,168     $  6,500,641     $ 10,908,900
  Undistributed net investment income (loss) .....             --              343              141
  Accumulated net realized gain (loss) on
    investments ..................................     (3,612,270)        (460,154)        (542,938)
  Net unrealized appreciation (depreciation) on
    investments ..................................       (222,455)        (503,813)         263,557
                                                     ------------     ------------     ------------
NET ASSETS .......................................   $  5,740,443     $  5,537,017     $ 10,629,660
                                                     ============     ============     ============
SHARES OUTSTANDING ...............................        948,147          683,616        1,079,054
                                                     ============     ============     ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
  PRICE PER SHARE ................................   $       6.05     $       8.10     $       9.85
                                                     ============     ============     ============
*Cost of investments .............................   $  5,621,845     $  6,009,661     $  9,958,682

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

                                                         GROWTH            BLUE         DISCIPLINED
                                                         EQUITY            CHIP            EQUITY
                                                          FUND             FUND             FUND
                                                      ------------     ------------     ------------
ASSETS:
  Investments, at value (Note 1)* ...............     $  8,285,811     $  4,301,851     $ 10,897,729
  Cash ..........................................          217,560          237,103            1,843
  Receivable from:
    Securities sold .............................               --            4,103           23,752
    Capital stock subscriptions .................           17,518            4,205            8,138
    Dividends and Interest ......................           10,554            3,347           18,764
    Manager (Note 2) ............................            5,724           10,986           10,461
    Broker (Note 2) .............................              756              256                2
    Daily variation margin on open financial
      futures contracts .........................               --              210               --
  Prepaid insurance .............................            2,007              973            2,666
                                                      ------------     ------------     ------------
      Total assets ..............................        8,539,930        4,563,034       10,963,355
                                                      ------------     ------------     ------------
LIABILITIES:
  Payable for:
    Securities purchased ........................          235,388               --            7,690
    Capital stock subscriptions .................               --               --               --
  ACCRUED EXPENSES:
    Other .......................................           34,413           31,713           44,548
                                                      ------------     ------------     ------------
      Total liabilities..........................          269,801           31,713           52,238
                                                      ------------     ------------     ------------
  NET ASSETS ....................................     $  8,270,129     $  4,531,321     $ 10,911,117
                                                      ============     ============     ============
  NET ASSETS CONSIST OF:
    Paid-in capital .............................     $ 11,890,900     $  5,689,411     $ 16,180,072
    Undistributed net investment income (loss) ..            2,554               --              201
    Accumulated net realized gain (loss) on
      investments ...............................       (1,481,317)        (515,057)      (3,392,575)
    Net unrealized appreciation (depreciation) on
      investments ...............................       (2,142,008)        (643,033)      (1,876,581)
                                                      ------------     ------------     ------------
NET ASSETS ......................................     $  8,270,129     $  4,531,321     $ 10,911,117
                                                      ============     ============     ============
SHARES OUTSTANDING ..............................        1,197,434          638,495        1,707,583
                                                      ============     ============     ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
    PRICE PER SHARE .............................     $       6.91     $       7.10     $       6.39
                                                      ============     ============     ============
*Cost of investments ............................     $ 10,427,819     $  4,942,423     $ 12,774,310

                                                         VALUE           BASIC
                                                        EQUITY           VALUE           BALANCED
                                                         FUND            FUND             FUND
                                                     ------------     ------------     ------------
ASSETS:
  Investments, at value (Note 1)* ...............    $ 11,035,500     $  7,604,867     $ 13,749,390
  Cash ..........................................         249,903          401,420          379,913
  Receivable from:
    Securities sold .............................          31,280           18,720          173,393
    Capital stock subscriptions .................          15,040               --               --
    Dividends and Interest ......................          27,069           11,825           71,205
    Manager (Note 2) ............................           5,059            9,715            2,182
    Broker (Note 2) .............................              --              437            2,052
    Daily variation margin on open financial
      futures contracts .........................              --               --               --
  Prepaid insurance .............................           2,722            1,591            3,138
                                                     ------------     ------------     ------------
      Total assets ..............................      11,366,573        8,048,575       14,381,273
                                                     ------------     ------------     ------------
LIABILITIES:
  Payable for:
    Securities purchased ........................              --          177,576          104,311
    Capital stock subscriptions .................              --            1,286           97,893
  ACCRUED EXPENSES:
    Other .......................................          40,745           38,818           43,402
                                                     ------------     ------------     ------------
      Total liabilities..........................          40,745          217,680          245,606
                                                     ------------     ------------     ------------
  NET ASSETS ....................................    $ 11,325,828     $  7,830,895     $ 14,135,667
                                                     ============     ============     ============
  NET ASSETS CONSIST OF:
    Paid-in capital .............................    $ 14,160,773     $  9,347,496     $ 17,040,411
    Undistributed net investment income (loss) ..          95,914               --          119,716
    Accumulated net realized gain (loss) on
      investments ...............................      (1,171,772)        (502,076)      (2,755,729)
    Net unrealized appreciation (depreciation) on
      investments ...............................      (1,759,087)      (1,014,525)        (268,731)
                                                     ------------     ------------     ------------
NET ASSETS ......................................    $ 11,325,828     $  7,830,895     $ 14,135,667
                                                     ============     ============     ============
SHARES OUTSTANDING ..............................       1,372,311        1,038,518        1,762,318
                                                     ============     ============     ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
    PRICE PER SHARE .............................    $       8.25     $       7.54     $       8.02
                                                     ============     ============     ============
*Cost of investments ............................    $ 12,794,587     $  8,619,392     $ 14,018,121

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002

                                                     EMERGING       AGGRESSIVE        CAPITAL
                                                   GROWTH EQUITY      GROWTH        APPRECIATION
                                                       FUND            FUND            FUND
                                                   ------------    -----------     -------------
INVESTMENT INCOME:
  Interest ......................................   $     2,585     $     1,936     $     3,102
  Dividends* ....................................         1,552           9,997          10,566
                                                    -----------     -----------     -----------
    Total investment income .....................         4,137          11,933          13,668
                                                    -----------     -----------     -----------
EXPENSES:
  Investment management fee (Note 2) ............        59,156          27,590          26,596
  Custody and administration fees ...............       185,147         172,220         144,674
  Audit fees ....................................        12,514          12,275          12,884
  Legal fees ....................................         5,405           2,564           2,845
  Trustees' fees ................................         4,526           2,294           2,353
  Printing fees .................................         1,904           3,066             909
  Insurance .....................................         2,075             870             897
  Other .........................................            36               7              51
                                                    -----------     -----------     -----------
    Total Expenses ..............................       270,763         220,886         191,209
  Expenses waived/reimbursed by the Manager
    (Note 2) ....................................      (194,705)       (183,982)       (155,748)
  Less reductions (Note 2) ......................            --            (601)             --
                                                    -----------     -----------     -----------
    Total waivers and reductions ................      (194,705)       (184,583)       (155,748)
                                                    -----------     -----------     -----------
  Net operating expenses ........................        76,058          36,303          35,461
                                                    -----------     -----------     -----------
NET INVESTMENT INCOME (LOSS) ....................       (71,921)        (24,370)        (21,793)
                                                    -----------     -----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss)
    Investment transactions .....................    (2,204,623)       (805,062)       (686,704)
    Financial futures contracts .................            --              --              --
                                                    -----------     -----------     -----------
    Net realized gain (loss) ....................    (2,204,623)       (805,062)       (686,704)
                                                    -----------     -----------     -----------
  Net change in unrealized appreciation
    (depreciation)
    Investments .................................      (961,405)       (226,754)       (308,479)
    Financial futures contracts .................            --              --              --
                                                    -----------     -----------     -----------
    Net change in unrealized appreciation
      (depreciation) ............................      (961,405)       (226,754)       (308,479)
                                                    -----------     -----------     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS).. .......    (3,166,028)     (1,031,816)       (995,183)
                                                    -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS ...............................   $(3,237,949)    $(1,056,186)    $(1,016,976)
                                                    ===========     ===========     ===========
    *Net of foreign taxes withheld of: ..........   $        11     $        --     $       109

                                                    FOCUSED       DIVERSIFIED       MID CAP
                                                    EQUITY          MID-CAP          VALUE
                                                     FUND            FUND             FUND
                                                  ----------     -----------     -----------
INVESTMENT INCOME:
  Interest ...................................... $     3,962     $       942     $     4,167
  Dividends* ....................................      60,997          57,453          89,678
                                                  -----------     -----------     -----------
    Total investment income .....................      64,959          58,395          93,845
                                                  -----------     -----------     -----------
EXPENSES:
  Investment management fee (Note 2) ............      61,444          39,634          52,850
  Custody and administration fees ...............     171,251         155,446         145,874
  Audit fees ....................................      14,047          17,773          23,206
  Legal fees ....................................       6,687           3,905           4,759
  Trustees' fees ................................       5,200           3,486           4,840
  Printing fees .................................       3,944           1,857           2,172
  Insurance .....................................       2,149           1,163           1,388
  Other .........................................          59              88             123
                                                  -----------     -----------     -----------
    Total Expenses ..............................     264,781         223,352         235,212
  Expenses waived/reimbursed by the Manager
    (Note 2) ....................................    (181,552)       (170,036)       (162,178)
  Less reductions (Note 2) ......................      (2,383)           (472)         (1,530)
                                                  -----------     -----------     -----------
    Total waivers and reductions ................    (183,935)       (170,508)       (163,708)
                                                  -----------     -----------     -----------
  Net operating expenses ........................      80,846          52,844          71,504
                                                  -----------     -----------     -----------
NET INVESTMENT INCOME (LOSS) ....................     (15,887)          5,551          22,341
                                                  -----------     -----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss)
    Investment transactions .....................  (2,050,599)       (366,912)       (514,618)
    Financial futures contracts .................          --              --              --
                                                  -----------     -----------     -----------
    Net realized gain (loss) ....................  (2,050,599)       (366,912)       (514,618)
                                                  -----------     -----------     -----------
  Net change in unrealized appreciation
    (depreciation)
    Investments .................................    (265,405)       (629,664)         61,820
    Financial futures contracts .................          --              --              --
                                                  -----------     -----------     -----------
    Net change in unrealized appreciation
      (depreciation) ............................    (265,405)       (629,664)         61,820
                                                  -----------     -----------     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS).. .......  (2,316,004)       (996,576)       (452,798)
                                                  -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS ............................... $(2,331,891)    $  (991,025)    $  (430,457)
                                                  ===========     ===========     ===========
    *Net of foreign taxes withheld of: .......... $        --     $        62     $       360

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002

                                                             GROWTH            BLUE        DISCIPLINED
                                                             EQUITY            CHIP          EQUITY
                                                              FUND             FUND           FUND
                                                           -----------     -----------     -----------
INVESTMENT INCOME:
  Interest ............................................    $     2,038     $     1,817     $       743
  Dividends* ..........................................         98,170          38,780         166,752
                                                           -----------     -----------     -----------
    Total investment income ...........................        100,208          40,597         167,495
                                                           -----------     -----------     -----------
EXPENSES:
  Investment management fee (Note 2) ..................         69,868          32,051          82,038
  Custody and administration fees .....................        150,671         154,852         172,604
  Audit fees ..........................................         17,028          14,758          21,844
  Legal fees ..........................................          7,472           3,205          11,012
  Trustees' fees ......................................          6,571           2,816           8,746
  Printing fees .......................................          3,890           1,019           3,481
  Insurance ...........................................          2,683             921           3,724
  Other ...............................................            161              47             320
                                                           -----------     -----------     -----------
    Total Expenses ....................................        258,344         209,669         303,769
  Expenses waived/reimbursed by the Manager
    (Note 2) ..........................................       (163,060)       (166,677)       (188,913)
  Less reductions (Note 2) ............................           (756)           (256)             (2)
                                                           -----------     -----------     -----------
    Total waivers and reductions ......................       (163,816)       (166,933)       (188,915)
                                                           -----------     -----------     -----------
  Net operating expenses ..............................         94,528          42,736         114,854
                                                           -----------     -----------     -----------
NET INVESTMENT INCOME (LOSS) ..........................          5,680          (2,139)         52,641
                                                           -----------     -----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss)
    Investment transactions ...........................       (842,626)       (465,436)     (1,886,515)
    Financial futures contracts .......................             --           8,244              --
                                                           -----------     -----------     -----------
    Net realized gain (loss) ..........................       (842,626)       (457,192)     (1,886,515)
                                                           -----------     -----------     -----------
  Net change in unrealized appreciation
    (depreciation)
    Investments .......................................     (1,524,859)       (608,272)     (1,408,665)
    Financial futures contracts .......................             --          (2,461)             --
                                                           -----------     -----------     -----------
    Net change in unrealized appreciation
      (depreciation) ..................................     (1,524,859)       (610,733)     (1,408,665)
                                                           -----------     -----------     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ...............     (2,367,485)     (1,067,925)     (3,295,180)
                                                           -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS .....................................    $(2,361,805)    $(1,070,064)    $(3,242,539)
                                                           ===========     ===========     ===========
    *Net of foreign taxes withheld of: ................    $       331     $        62     $       230

                                                              VALUE          BASIC
                                                             EQUITY          VALUE         BALANCED
                                                              FUND            FUND           FUND
                                                          -----------     -----------     -----------
INVESTMENT INCOME:
  Interest ............................................   $    14,962     $     2,620     $   237,552
  Dividends* ..........................................       199,110          60,714         131,795
                                                          -----------     -----------     -----------
    Total investment income ...........................       214,072          63,334         369,347
                                                          -----------     -----------     -----------
EXPENSES:
  Investment management fee (Note 2) ..................        85,933          47,673          95,230
  Custody and administration fees .....................       154,012         157,770         155,129
  Audit fees ..........................................        21,485          20,589          23,403
  Legal fees ..........................................         9,572           4,419          10,309
  Trustees' fees ......................................         8,554           4,149           9,417
  Printing fees .......................................         3,348           1,426           3,597
  Insurance ...........................................         3,298           1,141           3,668
  Other ...............................................           292             115             321
                                                          -----------     -----------     -----------
    Total Expenses ....................................       286,494         237,282         301,074
  Expenses waived/reimbursed by the Manager
    (Note 2) ..........................................      (168,336)       (173,281)       (168,080)
  Less reductions (Note 2) ............................            --            (437)         (2,052)
                                                          -----------     -----------     -----------
    Total waivers and reductions ......................      (168,336)       (173,718)       (170,132)
                                                          -----------     -----------     -----------
  Net operating expenses ..............................       118,158          63,564         130,942
                                                          -----------     -----------     -----------
NET INVESTMENT INCOME (LOSS) ..........................        95,914            (230)        238,405
                                                          -----------     -----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss)
    Investment transactions ...........................      (975,252)       (387,341)     (2,676,501)
    Financial futures contracts .......................            --              --              --
                                                          -----------     -----------     -----------
    Net realized gain (loss) ..........................      (975,252)       (387,341)     (2,676,501)
                                                          -----------     -----------     -----------
  Net change in unrealized appreciation
    (depreciation)
    Investments .......................................    (1,879,556)     (1,064,152)         82,901
    Financial futures contracts .......................            --              --              --
                                                          -----------     -----------     -----------
    Net change in unrealized appreciation
      (depreciation) ..................................    (1,879,556)     (1,064,152)         82,901
                                                          -----------     -----------     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ...............    (2,854,808)     (1,451,493)     (2,593,600)
                                                          -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS .....................................   $(2,758,894)    $(1,451,723)    $(2,355,195)
                                                          ===========     ===========     ===========
    *Net of foreign taxes withheld of: ................   $     1,403     $        96     $       420

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                 EMERGING GROWTH                      AGGRESSIVE
                                                   EQUITY FUND                        GROWTH FUND
                                          ------------------------------    ----------------------------
                                           YEAR ENDED        YEAR ENDED     YEAR ENDED      PERIOD ENDED
                                          DECEMBER 31,      DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                              2002              2001            2002          2001(a)
                                          -------------     ------------    -----------     ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM:
OPERATIONS:
   Net investment income (loss) ........  $     (71,921)    $   (77,566)    $   (24,370)    $    (7,347)
   Net realized gain (loss) ............     (2,204,623)     (3,187,901)       (805,062)       (338,555)
   Net change in unrealized
     appreciation (depreciation) .......       (961,405)      1,721,037        (226,754)        194,477
                                          -------------     -----------     -----------     -----------
   Net increase (decrease) in net
     assets resulting from operations ..     (3,237,949)     (1,544,430)     (1,056,186)       (151,425)
                                          -------------     -----------     -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income ..........             --              --              --              --
   From net realized capital gains .....             --          (2,118)             --              --
                                          -------------     -----------     -----------     -----------
     Total distributions to
       shareholders ....................             --          (2,118)             --              --
                                          -------------     -----------     -----------     -----------
FUND SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold ...........      1,516,146       1,008,029       7,427,322       2,685,416
   Net asset value of shares issued
     to shareholders on
     reinvestment of distributions .....             --           2,118              --              --
   Cost of shares repurchased ..........       (914,400)       (754,448)     (4,707,575)           (130)
                                          -------------     -----------     -----------     -----------
   Net increase (decrease) in net
     assets resulting from Fund
     share transactions ................        601,746         255,699       2,719,747       2,685,286
                                          -------------     -----------     -----------     -----------
TOTAL CHANGE IN NET ASSETS .............     (2,636,203)     (1,290,849)      1,663,561       2,533,861
NET ASSETS:
   Beginning of year ...................      7,424,254       8,715,103       2,533,861              --
                                          -------------     -----------     -----------     -----------
   End of year* ........................  $   4,788,051     $ 7,424,254     $ 4,197,422     $ 2,533,861
                                          =============     ===========     ===========     ===========
   *Including undistributed net
     investment income (loss),
     (distributions in excess of net
     investment income) of: ..........    $          --     $        --     $        --     $        --

                                                    CAPITAL
                                               APPRECIATION FUND
                                         ----------------------------
                                         YEAR ENDED      PERIOD ENDED
                                         DECEMBER 31,    DECEMBER 31,
                                             2002          2001(a)
                                         -----------     ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM:
OPERATIONS:
   Net investment income (loss) ........ $   (21,793)    $    (7,013)
   Net realized gain (loss) ............    (686,704)        (68,274)
   Net change in unrealized
     appreciation (depreciation) .......    (308,479)         34,558
                                         -----------     -----------
   Net increase (decrease) in net
     assets resulting from operations ..  (1,016,976)        (40,729)
                                         -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income ..........          --              --
   From net realized capital gains .....          --              --
                                         -----------     -----------
     Total distributions to
       shareholders ....................          --              --
                                         -----------     -----------
FUND SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold ...........   1,294,218       3,089,524
   Net asset value of shares issued
     to shareholders on
     reinvestment of distributions .....          --              --
   Cost of shares repurchased ..........     (99,350)         (2,582)
                                         -----------     -----------
   Net increase (decrease) in net
     assets resulting from Fund
     share transactions ................   1,194,868       3,086,942
                                         -----------     -----------
TOTAL CHANGE IN NET ASSETS .............     177,892       3,046,213
NET ASSETS:
   Beginning of year ...................   3,046,213              --
                                         -----------     -----------
   End of year* ........................ $ 3,224,105     $ 3,046,213
                                         ===========     ===========
   *Including undistributed net
     investment income (loss),
     (distributions in excess of net
     investment income) of: ..........   $        --     $        --

(a) Fund commenced operations on August 14, 2001.

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                      FOCUSED                         DIVERSIFIED
                                                    EQUITY FUND                      MID-CAP FUND
                                           -----------------------------     -----------------------------
                                            YEAR ENDED       YEAR ENDED       YEAR ENDED      PERIOD ENDED
                                           DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                               2002             2001             2002            2001(a)
                                           ------------     ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM:
OPERATIONS:
  Net investment income (loss) ......      $    (15,887)    $    (31,980)    $      5,551     $      1,577
  Net realized gain (loss) ..........        (2,050,599)      (1,454,413)        (366,912)         (93,810)
  Net change in unrealized
    appreciation (depreciation) .....          (265,405)         319,784         (629,664)         125,851
                                           ------------     ------------     ------------     ------------
  Net increase (decrease) in net
    assets resulting from
    operations ......................        (2,331,891)      (1,166,609)        (991,025)          33,618
                                           ------------     ------------     ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income ........                --               --           (5,208)          (2,128)
  From net realized capital gains ...                --           (4,583)              --               --
                                           ------------     ------------     ------------     ------------
      Total distributions to
        shareholders ................                --           (4,583)          (5,208)          (2,128)
                                           ------------     ------------     ------------     ------------
FUND SHARE TRANSACTIONS (NOTE 4):
  Proceeds from shares sold .........         1,630,832        1,316,869        3,727,979        3,232,632
  Net asset value of shares issued
    to shareholders on
    reinvestment of distributions ...                --            4,583            5,208            2,128
  Cost of shares repurchased ........        (1,113,529)        (241,509)        (461,311)          (4,876)
                                           ------------     ------------     ------------     ------------
  Net increase (decrease) in net
    assets resulting from Fund
    share transactions ..............           517,303        1,079,943        3,271,876        3,229,884
                                           ------------     ------------     ------------     ------------
TOTAL CHANGE IN NET ASSETS ..........        (1,814,588)         (91,249)       2,275,643        3,261,374
NET ASSETS:
  Beginning of year .................         7,555,031        7,646,280        3,261,374               --
                                           ------------     ------------     ------------     ------------
  End of year* ......................      $  5,740,443     $  7,555,031     $  5,537,017     $  3,261,374
                                           ============     ============     ============     ============
  *Including undistributed net
    investment income (loss),
    (distributions in excess of net
    investment income) of: ..........      $         --     $         --     $        343     $        223

                                                      MID CAP
                                                     VALUE FUND
                                           -----------------------------
                                            YEAR ENDED      PERIOD ENDED
                                           DECEMBER 31,     DECEMBER 31,
                                               2002           2001(a)
                                           ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM:
OPERATIONS:
  Net investment income (loss) ......      $     22,341     $      9,577
  Net realized gain (loss) ..........          (514,618)         (28,351)
  Net change in unrealized
    appreciation (depreciation) .....            61,820          201,737
                                           ------------     ------------
  Net increase (decrease) in net
    assets resulting from
    operations ......................          (430,457)         182,963
                                           ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income ........           (22,169)          (9,650)
  From net realized capital gains . ..               --               --
                                           ------------     ------------
      Total distributions to
        shareholders ................           (22,169)          (9,650)
                                           ------------     ------------
FUND SHARE TRANSACTIONS (NOTE 4):
  Proceeds from shares sold .........         9,464,054        2,625,506
  Net asset value of shares issued
    to shareholders on
    reinvestment of distributions ...            22,169            9,650
  Cost of shares repurchased ........        (1,210,727)          (1,679)
                                           ------------     ------------
  Net increase (decrease) in net
    assets resulting from Fund
    share transactions ..............         8,275,496        2,633,477
                                           ------------     ------------
TOTAL CHANGE IN NET ASSETS ..........         7,822,870        2,806,790
NET ASSETS:
  Beginning of year .................         2,806,790               --
                                           ------------     ------------
  End of year* ......................      $ 10,629,660     $  2,806,790
                                           ============     ============
  *Including undistributed net
    investment income (loss),
    (distributions in excess of net
    investment income) of: ..........      $        141     $         --

(a) Fund commenced operations on August 14, 2001.

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                    GROWTH                           BLUE CHIP
                                                  EQUITY FUND                          FUND
                                         -----------------------------     -----------------------------
                                          YEAR ENDED       YEAR ENDED       YEAR ENDED      PERIOD ENDED
                                         DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                             2002             2001             2002           2001(a)
                                         ------------     ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM:
OPERATIONS:
  Net investment income (loss) ......    $      5,680     $     (2,500)    $     (2,139)    $     (2,184)
  Net realized gain (loss) ..........        (842,626)        (616,955)        (457,192)         (57,865)
  Net change in unrealized
    appreciation (depreciation) .....      (1,524,859)        (655,061)        (610,733)         (32,300)
                                         ------------     ------------     ------------     ------------
  Net increase (decrease) in net
    assets resulting from operations       (2,361,805)      (1,274,516)      (1,070,064)         (92,349)
                                         ------------     ------------     ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income ........          (3,126)              --               --               --
  From net realized capital gains ...              --             (296)              --               --
                                         ------------     ------------     ------------     ------------
    Total distributions to
      shareholders ..................          (3,126)            (296)              --               --
                                         ------------     ------------     ------------     ------------
FUND SHARE TRANSACTIONS (NOTE 4):
  Proceeds from shares sold .........       3,495,475        1,843,285        3,131,504        2,737,243
  Net asset value of shares issued to
    shareholders on reinvestment of
    distributions ...................           3,126              296               --               --
  Cost of shares repurchased ........      (1,512,736)        (377,697)        (146,910)         (28,103)
                                         ------------     ------------     ------------     ------------
  Net increase (decrease) in net
    assets resulting from Fund share
    transactions ....................       1,985,865        1,465,884        2,984,594        2,709,140
                                         ------------     ------------     ------------     ------------
TOTAL CHANGE IN NET ASSETS ..........        (379,066)         191,072        1,914,530        2,616,791
NET ASSETS:
  Beginning of year .................       8,649,195        8,458,123        2,616,791               --
                                         ------------     ------------     ------------     ------------
  End of year* ......................    $  8,270,129     $  8,649,195     $  4,531,321     $  2,616,791
                                         ============     ============     ============     ============
  *Including undistributed net
    investment income (loss),
    (distributions in excess of net
    investment income) of: ..........    $      2,554     $         --     $         --     $         --

                                                  DISCIPLINED
                                                  EQUITY FUND
                                         -----------------------------
                                          YEAR ENDED       YEAR ENDED
                                         DECEMBER 31,     DECEMBER 31,
                                             2002             2001
                                         ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM:
OPERATIONS:
  Net investment income (loss) ......    $     52,641     $     27,523
  Net realized gain (loss) ..........      (1,886,515)      (1,218,536)
  Net change in unrealized
    appreciation (depreciation) .....      (1,408,665)        (289,446)
                                         ------------     ------------
  Net increase (decrease) in net
    assets resulting from operations       (3,242,539)      (1,480,459)
                                         ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income ........         (52,440)         (27,656)
  From net realized capital gains ...              --               --
                                         ------------     ------------
    Total distributions to
      shareholders ..................         (52,440)         (27,656)
                                         ------------     ------------
FUND SHARE TRANSACTIONS (NOTE 4):
  Proceeds from shares sold .........       3,048,934        1,426,116
  Net asset value of shares issued to
    shareholders on reinvestment of
    distributions ...................          52,440           27,656
  Cost of shares repurchased ........        (515,157)        (333,039)
                                         ------------     ------------
  Net increase (decrease) in net
    assets resulting from Fund share
    transactions ....................       2,586,217        1,120,733
                                         ------------     ------------
TOTAL CHANGE IN NET ASSETS ..........        (708,762)        (387,382)
NET ASSETS:
  Beginning of year .................      11,619,879       12,007,261
                                         ------------     ------------
  End of year* ......................    $ 10,911,117     $ 11,619,879
                                         ============     ============
  *Including undistributed net
    investment income (loss),
    (distributions in excess of net
    investment income) of: ..........    $        201     $         19

(a) Fund commenced operations on August 14, 2001.

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                   VALUE                             BASIC
                                                EQUITY FUND                       VALUE FUND
                                       -----------------------------     -----------------------------
                                        YEAR ENDED       YEAR ENDED       YEAR ENDED      PERIOD ENDED
                                       DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                           2002             2001             2002           2001(a)
                                       ------------     ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM:
OPERATIONS:
  Net investment income (loss) ....    $     95,914     $     50,999     $       (230)    $        252
  Net realized gain (loss) ........        (975,252)        (184,981)        (387,341)        (114,735)
  Net change in unrealized
    appreciation (depreciation) ...      (1,879,556)        (347,923)      (1,064,152)          49,627
                                       ------------     ------------     ------------     ------------
  Net increase (decrease) in net
    assets resulting from
    operations ....................      (2,758,894)        (481,905)      (1,451,723)         (64,856)
                                       ------------     ------------     ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income ......              --          (51,836)              --             (358)
  From net realized capital gains .              --         (230,025)              --               --
                                       ------------     ------------     ------------     ------------
      Total distributions to
        shareholders ..............              --         (281,861)              --             (358)
                                       ------------     ------------     ------------     ------------
FUND SHARE TRANSACTIONS (NOTE 4):
  Proceeds from shares sold .......       4,648,269        2,951,168        7,307,587        2,911,516
  Net asset value of shares issued
    to shareholders on
    reinvestment of distributions .              --          281,861               --              358
  Cost of shares repurchased ......        (839,225)        (709,881)        (866,567)          (5,062)
                                       ------------     ------------     ------------     ------------
  Net increase (decrease) in net
    assets resulting from Fund
    share transactions ............       3,809,044        2,523,148        6,441,020        2,906,812
                                       ------------     ------------     ------------     ------------
TOTAL CHANGE IN NET ASSETS ........       1,050,150        1,759,382        4,989,297        2,841,598
NET ASSETS:
  Beginning of year ...............      10,275,678        8,516,296        2,841,598               --
                                       ------------     ------------     ------------     ------------
  End of year* ....................    $ 11,325,828     $ 10,275,678     $  7,830,895     $  2,841,598
                                       ============     ============     ============     ============
  *Including undistributed net
    investment income (loss),
    (distributions in excess of net
    investment income) of: ........    $     95,914     $         --     $         --     $         --

                                                 BALANCED
                                                   FUND
                                       -----------------------------
                                        YEAR ENDED       YEAR ENDED
                                       DECEMBER 31,     DECEMBER 31,
                                           2002             2001
                                       ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM:
OPERATIONS:
  Net investment income (loss) ....    $    238,405     $    184,486
  Net realized gain (loss) ........      (2,676,501)         714,594
  Net change in unrealized
    appreciation (depreciation) ...          82,901         (782,649)
                                       ------------     ------------
  Net increase (decrease) in net
    assets resulting from
    operations ....................      (2,355,195)         116,431
                                       ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income ......        (118,695)        (186,975)
  From net realized capital gains .         (75,606)        (540,651)
                                       ------------     ------------
      Total distributions to
        shareholders ..............        (194,301)        (727,626)
                                       ------------     ------------
FUND SHARE TRANSACTIONS (NOTE 4):
  Proceeds from shares sold .......       7,458,603        3,029,426
  Net asset value of shares issued
    to shareholders on
    reinvestment of distributions .         194,301          727,626
  Cost of shares repurchased ......      (1,608,117)        (294,918)
                                       ------------     ------------
  Net increase (decrease) in net
    assets resulting from Fund
    share transactions ............       6,044,787        3,462,134
                                       ------------     ------------
TOTAL CHANGE IN NET ASSETS ........       3,495,291        2,850,939
NET ASSETS:
  Beginning of year ...............      10,640,376        7,789,437
                                       ------------     ------------
  End of year* ....................    $ 14,135,667     $ 10,640,376
                                       ============     ============
  *Including undistributed net
    investment income (loss),
    (distributions in excess of net
    investment income) of: ........    $    119,716     $     (2,489)

(a) Fund commenced operations on August 14, 2001.

   The accompanying notes are an integral part of these financial statements.

EMERGING GROWTH EQUITY FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                              YEAR ENDED DECEMBER 31,              PERIOD ENDED
                                                                    --------------------------------------------   DECEMBER 31,
                                                                         2002          2001             2000          1999(a)
                                                                    ------------   ------------     ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD .............................  $       8.14   $       9.89     $      17.49   $      10.00
                                                                    ------------   ------------     ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...................................         (0.07)         (0.09)           (0.16)+        (0.03)
  Net realized and unrealized gain (loss) ........................         (3.34)         (1.66)           (5.06)          7.52
                                                                    ------------   ------------     ------------   ------------
      Total from investment operations ...........................         (3.41)         (1.75)           (5.22)          7.49
                                                                    ------------   ------------     ------------   ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized capital gains ................................            --          (0.00)(b)        (2.38)            --
                                                                    ------------   ------------     ------------   ------------
      Total distributions ........................................            --          (0.00)           (2.38)            --
                                                                    ------------   ------------     ------------   ------------
NET ASSET VALUE, END OF PERIOD ...................................  $       4.73   $       8.14     $       9.89   $      17.49
                                                                    ============   ============     ============   ============
TOTAL RETURN .....................................................        (41.89)%       (17.84)%         (30.13)%        74.90%*
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's) ..............................  $      4,788   $      7,424     $      8,715      $   9,119
  Net expenses to average daily net assets .......................          1.35%          1.35%            1.35%          1.35%**
  Net investment loss to average daily net assets ................         (1.27)%        (1.07)%          (0.96)%        (1.04)%**
  Portfolio turnover rate ........................................           176%           137%             152%            47%
  Without the waiver/reimbursement of expenses by the Manager and other reductions, the ratio of net expenses and net investment income (loss) to average net assets would have been:
      Expenses ...................................................          4.81%          4.10%            3.29%          3.96%**
      Net investment loss ........................................         (4.73)%        (3.82)%          (2.90)%        (3.65)%**

(a)  Fund commenced operations on October 1, 1999.

(b)  Distributions from net realized cap gains were less than $0.01 per share.

*    Not annualized.

**   Annualized.

+    Calculated using average shares outstanding throughout the period.

   The accompanying notes are an integral part of these financial statements.

AGGRESSIVE GROWTH FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                YEAR ENDED      PERIOD ENDED
                                                                                               DECEMBER 31,     DECEMBER 31,
                                                                                                   2002            2001(a)
                                                                                               ------------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD ......................................................    $       9.37     $      10.00
                                                                                               ------------     ------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ............................................................           (0.04)           (0.03)+
  Net realized and unrealized gain (loss) .................................................           (2.92)           (0.60)
                                                                                               ------------     ------------
      Total from investment operations ....................................................           (2.96)           (0.63)
                                                                                               ------------     ------------
NET ASSET VALUE, END OF PERIOD ............................................................    $       6.41     $       9.37
                                                                                               ============     ============
TOTAL RETURN ..............................................................................          (31.59)%          (6.30)%*
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's) .......................................................    $      4,197     $      2,534
  Net expenses to average daily net assets ................................................            1.25%            1.25%**
  Net investment loss to average daily net assets .........................................           (0.84)%          (0.84)%**
  Portfolio turnover rate .................................................................             244%             101%
  Without the waiver/reimbursement of expenses by the Manager and other reductions, the ratio of net expenses and net investment income (loss) to average net assets would have been:
     Expenses .............................................................................            7.61%            8.60%**
     Net investment loss ..................................................................           (7.20)%          (8.19)%**

(a)  Fund commenced operations on August 14, 2001.

 *   Not annualized.

**   Annualized.

 +   Calculated using average shares outstanding throughout the period.

   The accompanying notes are an integral part of these financial statements.

CAPITAL APPRECIATION FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                YEAR ENDED      PERIOD ENDED
                                                                                               DECEMBER 31,     DECEMBER 31,
                                                                                                   2002            2001(a)
                                                                                               ------------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD ......................................................    $       9.84     $      10.00
                                                                                               ------------     ------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ............................................................           (0.05)           (0.02)+
  Net realized and unrealized gain (loss) .................................................           (2.77)           (0.14)
                                                                                               ------------     ------------
    Total from investment operations ......................................................           (2.82)           (0.16)
                                                                                               ------------     ------------
NET ASSET VALUE, END OF PERIOD ............................................................    $       7.02     $       9.84
                                                                                               ============     ============
TOTAL RETURN ..............................................................................          (28.66)%          (1.60)%*
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's) .......................................................    $      3,224     $      3,046
  Net expenses to average daily net assets ................................................            1.20%            1.20%**
  Net investment loss to average daily net assets .........................................           (0.74)%          (0.66)%**
  Portfolio turnover rate .................................................................              69%              17%
  Without the waiver/reimbursement of expenses by the Manager and other reductions, the ratio of net expenses and net investment income (loss) to average net assets would have been:
      Expenses ............................................................................            6.47%            6.87%**
      Net investment loss .................................................................           (6.01)%          (6.33)%**

(a)  Fund commenced operations on August 14, 2001.

 *   Not annualized.

**   Annualized.

 +   Calculated using average shares outstanding throughout the period.

   The accompanying notes are an integral part of these financial statements.

FOCUSED EQUITY FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                YEAR ENDED DECEMBER 31,             PERIOD ENDED
                                                                      ------------------------------------------    DECEMBER 31,
                                                                          2002           2001           2000           1999(a)
                                                                      ------------   ------------   ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD .............................    $       8.62   $      10.20   $      12.07    $      10.00
                                                                      ------------   ------------   ------------    ------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...................................           (0.02)         (0.04)         (0.06)+         (0.01)
  Net realized and unrealized gain (loss) ........................           (2.55)         (1.53)         (1.36)           2.08
                                                                      ------------   ------------   ------------    ------------
      Total from investment operations ...........................           (2.57)         (1.57)         (1.42)           2.07
                                                                      ------------   ------------   ------------    ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized capital gains ................................              --          (0.01)         (0.45)             --
                                                                      ------------   ------------   ------------    ------------
      Total distributions ........................................              --          (0.01)         (0.45)             --
                                                                      ------------   ------------   ------------    ------------
NET ASSET VALUE, END OF PERIOD ...................................    $       6.05   $       8.62   $      10.20    $      12.07
                                                                      ============   ============   ============    ============
TOTAL RETURN .....................................................          (29.81)%       (15.44)%       (11.82)%         20.70%*
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's) ..............................    $      5,740   $      7,555   $      7,646    $      6,564
  Net expenses to average daily net assets .......................            1.25%          1.25%          1.25%           1.25%**
  Net investment loss to average daily net assets ................           (0.25)%        (0.45)%        (0.50)%         (0.36)%**
  Portfolio turnover rate ........................................             189%           103%            87%             26%
  Without the waiver/reimbursement of expenses by the Manager and other reductions, the ratio of net expenses and net investment income (loss) to average net assets would have been:
      Expenses ...................................................            4.09%          3.90%          3.68%           4.54%**
      Net investment loss ........................................           (3.09)%        (3.10)%        (2.93)%         (3.65)%**

(a)  Fund commenced operations on October 1, 1999.

 *   Not annualized.

**   Annualized.

 +   Calculated using average shares outstanding during the period.

   The accompanying notes are an integral part of these financial statements.

DIVERSIFIED MID-CAP FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                YEAR ENDED      PERIOD ENDED
                                                                                               DECEMBER 31,     DECEMBER 31,
                                                                                                   2002            2001(a)
                                                                                               -------------    -------------
NET ASSET VALUE, BEGINNING OF PERIOD .......................................................    $      10.04     $      10.00
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ............................................................            0.01             0.01+
   Net realized and unrealized gain (loss) .................................................           (1.94)            0.04
                                                                                                ------------     ------------
       Total from investment operations ....................................................           (1.93)            0.05
                                                                                                ------------     ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income ..............................................................           (0.01)           (0.01)
                                                                                                ------------     ------------
       Total distributions .................................................................           (0.01)           (0.01)
                                                                                                ------------     ------------
NET ASSET VALUE, END OF PERIOD .............................................................    $       8.10     $      10.04
                                                                                                ============     ============

TOTAL RETURN ...............................................................................          (19.25)%           0.47%*
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's) .......................................................    $      5,537     $      3,261
   Net expenses to average daily net assets ................................................            1.20%            1.20%**
   Net investment income to average daily net assets .......................................            0.13%            0.14%**
   Portfolio turnover rate .................................................................             126%              45%
   Without the waiver/reimbursement of expenses by the Manager and other reductions, the ratio of net expenses and net investment income (loss) to average net assets would have been:
       Expenses ............................................................................            5.07%            7.19%**
       Net investment loss .................................................................           (3.74)%          (5.85)%**

(a) Fund commenced operations on August 14, 2001.

 *  Not annualized.

**  Annualized.

 +  Calculated using average shares outstanding during the period.

    The accompanying notes are an integral part of these financial statements.

MID CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                             YEAR ENDED        PERIOD ENDED
                                                                                            DECEMBER 31,       DECEMBER 31,
                                                                                               2002               2001(a)
                                                                                            ------------      -------------
NET ASSET VALUE, BEGINNING OF PERIOD ..................................................     $     10.67       $    10.00
                                                                                            -----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss) ......................................................            0.02             0.04+
    Net realized and unrealized gain (loss) ...........................................           (0.82)            0.67
                                                                                            -----------       ----------
        Total from investment operations ..............................................           (0.80)            0.71
                                                                                            -----------       ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income ........................................................           (0.02)           (0.04)
                                                                                            -----------       ----------
        Total distributions ...........................................................           (0.02)           (0.04)
                                                                                            -----------       ----------
NET ASSET VALUE, END OF PERIOD ........................................................     $      9.85       $    10.67
                                                                                            ===========       ==========
TOTAL RETURN ..........................................................................           (7.49)%           7.07%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's) .................................................     $    10,630       $    2,807
    Net expenses to average daily net assets ..........................................            1.15%            1.15%**
    Net investment income to average daily net assets .................................            0.36%            1.01%**
    Portfolio turnover rate ...........................................................              70%              33%
    Without the waiver/reimbursement of expenses by the Manager and other reductions, the ratio of net expenses and net investment income (loss) to average net assets would have been:
        Expenses ......................................................................            3.78%            7.18%**
        Net investment loss ...........................................................           (2.27)%          (5.02)%**

(a)  Fund commenced operations on August 14, 2001.

  *  Not annualized.

 **  Annualized.

  +  Calculated using average shares outstanding during the period.

   The accompanying notes are an integral part of these financial statements.

GROWTH EQUITY FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                 YEAR ENDED DECEMBER 31,               PERIOD ENDED
                                                                                 -----------------------               DECEMBER 31,
                                                                            2002           2001           2000            1999(a)
                                                                            ----           ----           ----            -------
NET ASSET VALUE, BEGINNING OF PERIOD ................................   $   9.13       $   10.66       $   12.07       $   10.00
                                                                        --------       ---------       ---------       ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ......................................       0.00(b)        (0.00)(b)       (0.01)          (0.00)(b)
  Net realized and unrealized gain (loss) ...........................      (2.22)          (1.53)          (1.00)           2.08
                                                                        --------       ---------       ---------       ---------
     Total from investment operations ...............................      (2.22)          (1.53)          (1.01)           2.08
                                                                        --------       ---------       ---------       ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income ........................................      (0.00)(d)          --              --              --
  From net realized capital gains ...................................         --           (0.00)(c)       (0.40)          (0.01)
                                                                        --------       ---------       ---------       ---------
     Total distributions ............................................      (0.00)          (0.00)          (0.40)          (0.01)
                                                                        --------       ---------       ---------       ---------
NET ASSET VALUE, END OF PERIOD ......................................   $   6.91       $    9.13       $   10.66       $   12.07
                                                                        ========       =========       =========       =========

TOTAL RETURN ........................................................     (24.37)%        (14.26)%         (8.44)%         20.80%*
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's) .................................   $  8,270       $   8,649       $   8,458       $   6,384
  Net expenses to average daily net assets ..........................       1.15%           1.15%           1.15%           1.15%**
  Net investment income (loss) to average daily net assets ..........       0.07%          (0.03)%         (0.11)%         (0.05)%**
  Portfolio turnover rate ...........................................         23%             10%             35%             13%
  Without the waiver/reimbursement of expenses by the Manager and other reductions, the ratio of net expenses and net investment income (loss) to average net assets would have been:
      Expenses ......................................................       3.14%           3.19%           3.50%           4.38%**
      Net investment loss ...........................................      (1.92)%         (2.07)%         (2.46)%         (3.28)%**


(a)  Fund commenced operations on October 1, 1999.

(b)  Net investment income (loss) was less than $0.01 per share.

(c) Distributions from net realized capital gains were less than $0.01 per share.

(d)  Distributions from net investment income were less than $0.01 per share.

  *  Not annualized.

 **  Annualized.

The accompanying notes are an integral part of these financial statements.

BLUE CHIP FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                   YEAR ENDED      PERIOD ENDED
                                                                                                  DECEMBER 31,     DECEMBER 31,
                                                                                                     2002            2001(a)
                                                                                                     ----            -------
NET ASSET VALUE, BEGINNING OF PERIOD .....................................................      $       9.62      $    10.00
                                                                                                ------------      ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...........................................................             (0.00)(b)       (0.01)+
  Net realized and unrealized gain (loss) ................................................             (2.52)          (0.37)
                                                                                                ------------      ----------
    Total from investment operations .....................................................             (2.52)          (0.38)
                                                                                                ------------      ----------
NET ASSET VALUE, END OF PERIOD ...........................................................      $       7.10      $     9.62
                                                                                                ============      ==========

TOTAL RETURN .............................................................................            (26.20)%         (3.80)%*
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's) ......................................................      $      4,531      $    2,617
  Net expenses to average daily net assets ...............................................              1.20%           1.20%**
  Net investment loss to average daily net assets ........................................             (0.06)%         (0.24)%**
  Portfolio turnover rate ................................................................                63%             14%
  Without the waiver/reimbursement of expenses by the Manager and other reductions, the ratio of net expenses and net investment income (loss) to average net assets would have been:
    Expenses .............................................................................              5.89%           7.69%**
    Net investment loss ..................................................................             (4.75)%         (6.73)%**

(a)  Fund commenced operations on August 14, 2001.

(b)  Net investment loss was less than $0.01 per share.

  *  Not Annualized.

 **  Annualized.

  +  Calculated using average shares outstanding throughout the period.

   The accompanying notes are an integral part of these financial statements.

DISCIPLINED EQUITY FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                     YEAR ENDED DECEMBER 31,           PERIOD ENDED
                                                                                     -----------------------           DECEMBER 31,
                                                                               2002           2001           2000         1999(a)
                                                                               ----           ----           ----         -------
NET ASSET VALUE, BEGINNING OF PERIOD ....................................   $    8.59     $     9.77     $    11.13    $   10.00
                                                                            ---------     ----------     ----------    ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ..........................................        0.03           0.02           0.03         0.01
  Net realized and unrealized gain (loss) ...............................       (2.20)         (1.18)         (1.25)        1.16
                                                                            ---------     ----------     ----------    ---------
    Total from investment operations ....................................       (2.17)         (1.16)         (1.22)        1.17
                                                                            ---------     ----------     ----------    ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income ............................................       (0.03)         (0.02)         (0.03)       (0.01)
  From net realized capital gains .......................................          --             --          (0.11)       (0.03)
                                                                            ---------     ----------     ----------    ---------
    Total distributions .................................................       (0.03)         (0.02)         (0.14)       (0.04)
                                                                            ---------     ----------     ----------    ---------
NET ASSET VALUE, END OF PERIOD ..........................................   $    6.39     $     8.59     $     9.77    $   11.13
                                                                            =========     ==========     ==========    =========
TOTAL RETURN ............................................................      (25.26)%       (11.87)%       (11.05)%      11.73%*
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's) .....................................   $  10,911     $   11,620     $   12,007    $  11,317
  Net expenses to average daily net assets ..............................        1.05%          1.05%          1.05%        1.05%**
  Net investment income to average daily net assets .....................        0.48%          0.24%          0.27%        0.54%**
  Portfolio turnover rate ...............................................          55%            54%            70%          17%
  Without the waiver/reimbursement of expenses by the Manager and other reductions, the ratio of net expenses and net investment income (loss)
   to average net assets would have been:
   Expenses .............................................................        2.78%          2.75%          2.62%        2.59%**
   Net investment loss ..................................................       (1.25)%        (1.46)%        (1.30)%      (1.00)%**

(a)  Fund commenced operations on October 1, 1999.

  *  Not annualized.

 **  Annualized.

   The accompanying notes are an integral part of these financial statements.

VALUE EQUITY FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                    YEAR ENDED DECEMBER 31,           PERIOD ENDED
                                                                                    -----------------------           DECEMBER 31,
                                                                                 2002            2001        2000       1999(a)
                                                                                 ----            ----        ----       -------
NET ASSET VALUE, BEGINNING OF PERIOD ....................................     $     10.60      $   11.45   $  10.74    $  10.00
                                                                              -----------      ---------   --------    --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ..........................................            0.07           0.06       0.09        0.02
  Net realized and unrealized gain (loss) ...............................           (2.42)         (0.60)      1.56        0.74
                                                                              -----------      ---------   --------    --------
    Total from investment operations ....................................           (2.35)         (0.54)      1.65        0.76
                                                                              -----------      ---------   --------    --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income ............................................              --          (0.06)     (0.08)      (0.02)
  From net realized capital gains .......................................              --          (0.25)     (0.86)         --
                                                                              -----------      ---------   --------    --------
    Total distributions .................................................              --          (0.31)     (0.94)      (0.02)
                                                                              -----------      ---------   --------    --------
NET ASSET VALUE, END OF PERIOD ..........................................     $      8.25      $   10.60   $  11.45    $  10.74
                                                                              ===========      =========   ========    ========
TOTAL RETURN ............................................................          (22.17)%        (4.88)%    15.35%       7.56%*
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's) .....................................     $    11,326      $  10,276  $   8,516   $   5,566
  Net expenses to average daily net assets ..............................            1.10%          1.10%      1.10%       1.10%**
  Net investment income to average daily net assets .....................            0.89%          0.54%      0.79%       0.64%**
  Portfolio turnover rate ...............................................              42%            44%        74%         18%
  Without the waiver/reimbursement of expenses by the Manager and other reductions, the ratio of net expenses and net investment income
   (loss) to average net assets would have been:
      Expenses ..........................................................            2.67%          2.90%      3.69%       4.56%**
      Net investment loss ...............................................           (0.68)%        (1.26)%    (1.80)%     (2.82)%**

(a) Fund commenced operations on October 1, 1999.

  * Not Annualized.

 ** Annualized.

   The accompanying notes are an integral part of these financial statements.

BASIC VALUE FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                YEAR ENDED      PERIOD ENDED
                                                                                               DECEMBER 31,     DECEMBER 31,
                                                                                                   2002            2001(a)
                                                                                                   ----            -------
NET ASSET VALUE, BEGINNING OF PERIOD .....................................................   $       9.63       $   10.00
                                                                                             ------------       ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...........................................................          (0.00)(b)        0.00(b)+
  Net realized and unrealized gain (loss) ................................................          (2.09)          (0.37)
                                                                                             ------------       ---------
    Total from investment operations .....................................................          (2.09)          (0.37)
                                                                                             ------------       ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income .............................................................             --           (0.00)(c)
                                                                                             ------------       ---------
    Total distributions ..................................................................             --           (0.00)
                                                                                             ------------       ---------
NET ASSET VALUE, END OF PERIOD ...........................................................   $       7.54       $    9.63
                                                                                             ============       =========
TOTAL RETURN .............................................................................         (21.70)%         (3.69)%*
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's) ......................................................   $      7,831       $   2,842
  Net expenses to average daily net assets ...............................................           1.20%           1.20%**
  Net investment income (loss) to average daily net assets ...............................          (0.00)%          0.03%**
  Portfolio turnover rate ................................................................             29%             11%
  Without the waiver/reimbursement of expenses by the Manager and other reductions, the ratio of net expenses and net investment income (loss) to average net assets would have been:
    Expenses .............................................................................           4.48%           7.40%**
    Net investment loss ..................................................................          (3.28)%         (6.17)%**

(a) Fund commenced operations on August 14, 2001.

(b) Net investment income (loss) was less than $0.01 per share.

(c) Distributions from net investment income were less than $0.01 per share.

  * Not Annualized.

 ** Annualized.

  + Calculated using average shares outstanding during the period.

   The accompanying notes are an integral part of these financial statements.

BALANCED FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                    YEAR ENDED DECEMBER 31,         PERIOD ENDED
                                                                                    -----------------------         DECEMBER 31,
                                                                                  2002       2001(A)     2000         1999(b)
                                                                                  ----       -------     ----         -------
NET ASSET VALUE, BEGINNING OF PERIOD .........................................  $   9.95    $  10.45   $  10.28    $    10.00
                                                                                --------    --------   --------    ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...............................................      0.14        0.20       0.31+         0.06
  Net realized and unrealized gain (loss) ....................................     (1.96)       0.04       0.60          0.28
                                                                                --------    --------   --------    ----------
    Total from investment operations .........................................     (1.82)       0.24       0.91          0.34
                                                                                --------    --------   --------    ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income .................................................     (0.07)      (0.20)     (0.32)        (0.06)
  From net realized capital gains ............................................     (0.04)      (0.54)     (0.42)        (0.00)(c)
                                                                                --------    --------   --------    ----------
    Total distributions ......................................................     (0.11)      (0.74)     (0.74)        (0.06)
                                                                                --------    --------   --------    ----------
NET ASSET VALUE, END OF PERIOD ...............................................  $   8.02    $   9.95   $  10.45    $    10.28
                                                                                ========    ========   ========    ==========
TOTAL RETURN .................................................................    (18.30)%      2.24%      8.88%         3.40%*
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's) ..........................................  $ 14,136    $ 10,640   $  7,789    $    5,248
  Net expenses to average daily net assets ...................................      1.10%       1.10%      1.10%         1.10%**
  Net investment income to average daily net assets ..........................      2.00%       2.01%      3.01%         2.31%**
  Portfolio turnover rate ....................................................        90%        118%       101%           35%
  Without the waiver/reimbursement of expenses by the Manager and other reductions, the ratio of net expenses and net investment income (loss) to average net assets would have been:
    Expenses .................................................................      2.53%       2.95%      3.87%         4.60%**
    Net investment income (loss) .............................................      0.57%       0.17%      0.24%        (1.19)%**

(a) The fund has adopted the provisions of the AICPA Guide for Investment Companies and began amortizing market premium on fixed-income securities. The effect of this change for the year ended December 31, 2001 was a decrease of less than $0.01 in net investment income per share, an increase less than $0.01 in net realized and unrealized gains and losses per share, and a decrease in the ratio of net investment income from 2.02% to 2.01%. The periods prior to January 1, 2001 have not been restated to reflect the change in presentation.

(b)  Fund commenced operations on October 1, 1999.

(c) Distributions from net realized capital gains were less than $0.01 per share.

  *  Not Annualized.

 **  Annualized.

  +  Calculated using average share outstanding throughout the period.

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS

LSA Variable Series Trust (the "Trust") was formed as a Delaware business trust on March 2, 1999 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust currently consists of twelve portfolios: the Emerging Growth Equity Fund, the Aggressive Growth Fund, the Capital Appreciation Fund, the Focused Equity Fund, the Diversified Mid-Cap Fund, the Mid Cap Value Fund, the Growth Equity Fund, the Blue Chip Fund, the Disciplined Equity Fund, the Value Equity Fund, the Basic Value Fund, and the Balanced Fund (each referred to as a "Fund" and together as the "Funds"). The Aggressive Growth Fund, the Capital Appreciation Fund, the Diversified Mid-Cap Fund, the Mid Cap Value Fund, the Blue Chip Fund, and the Basic Value Fund commenced operations on August 14, 2001. The remainder of the funds commenced operations on October 1, 1999. Shares of the Funds are sold exclusively to insurance company separate accounts as a funding vehicle for variable life and/or variable annuity contracts.

The Emerging Growth Equity Fund seeks to provide capital appreciation by investing primarily in rapidly growing emerging companies. The Aggressive Growth Fund seeks to provide long-term capital growth by investing primarily in common stocks and other equity securities of small and mid-sized growth companies. The Capital Appreciation Fund seeks to provide long-term capital growth by investing primarily in equity securities listed on national exchanges or NASDAQ. The Focused Equity Fund seeks to provide capital appreciation by investing primarily in equity securities. The Diversified Mid-Cap Fund seeks to provide long-term growth of capital by investing primarily in securities of companies with medium market capitalizations. The Mid Cap Value Fund seeks to provide long-term capital growth by investing primarily in common stocks and other equity securities of medium-capitalization companies. The Growth Equity Fund seeks long-term growth of capital by investing in a diversified portfolio of equity securities. The Blue Chip Fund seeks to provide long-term capital growth by investing primarily in common stocks of blue chip companies. Current income is a secondary objective of the Blue Chip Fund. The Disciplined Equity Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard & Poor's 500 (S&P 500) Composite Stock Price Index. The Value Equity Fund seeks to provide long-term growth of capital by investing primarily in common stocks of established U.S. companies. Current income is a secondary objective of the Value Equity Fund. The Basic Value Fund seeks to provide long-term growth of capital by investing primarily in common stocks which the Adviser believes to be undervalued in relation to long-term earnings power or other factors. The Balanced Fund seeks to provide a combination of growth of capital and investment income by investing in a mix of debt and equity securities. Growth of capital is the Balanced Fund's primary objective.

1. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (hereafter referred to as "generally accepted accounting principles"), requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies for the Funds. Such policies are in conformity with generally accepted accounting principles for investment companies and are consistently followed by the Funds in the preparation of the financial statements.

PORTFOLIO VALUATION

Equity securities are valued at the last sales price reported on principal securities exchanges (domestic or foreign). If no sale took place on such day, then such securities are valued at the mean between the bid and asked prices. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Short-term debt securities with less than 61 days to maturity are valued at amortized cost, which approximates market value. Exchange traded options are valued at the last sales price; if no sales took place on such day, then options are valued at the mean between the bid and asked prices. Unlisted securities and securities for which market quotations are not readily available are valued in good faith at fair value by, or under guidelines established by, the Funds' Board of Trustees.

LSA VARIABLE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent actually received or paid. For the year ended December 31, 2002, the Funds did not enter in to any foreign security transactions.

FUTURES

The Funds may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or as a substitute for the purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. See Note 5 for a summary of open futures contracts as of December 31, 2002.

OPTIONS

Each Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds received or offset against the amounts paid on the transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying securities may be sold (call) or purchased
(put) by the counterparty and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. The Funds held no open written option contracts as of December 31, 2002.

Each Fund may also purchase put and call options. A Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid from purchasing options which expire are treated as realized losses. Premiums paid from purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid.

SECURITIES TRANSACTIONS, INVESTMENT INCOME AND EXPENSES

Securities transactions are recorded as of the trade date. Realized gains or losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount earned less premiums amortized. Interest income on U.S. Treasury inflation indexed securities is accrued daily based upon the inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income. Dividend income is recorded on the ex-dividend date. Expenses of the Trust that can be directly attributed to an individual Fund are charged to that Fund. Expenses

LSA VARIABLE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

which are not directly attributed to a specific fund are allocated taking into consideration the nature and type of expense and the relative net assets of the Funds.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Each Fund intends to distribute substantially all of its income and capital gains each year. All dividend and capital gain distributions will automatically be reinvested in additional shares of the Funds. Distributions are recorded on the ex-dividend date.

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                            UNDISTRIBUTED
                                           ORDINARY INCOME
                                           ---------------
Emerging Growth Fund ................             --
Aggressive Growth Fund ..............             --
Capital Appreciation ................             --
Focused Equity Fund .................             --
Diversified Mid-Cap Fund ............            343
Mid Cap Value Fund ..................            141
Growth Equity Fund ..................          2,554
Blue Chip Fund ......................             --
Disciplined Equity Fund .............            201
Value Equity Fund ...................         95,914
Basic Value Fund ....................             --
Balanced Fund .......................        119,716


FEDERAL INCOME TAXES

Each Fund has qualified and intends to continue to qualify as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). As such, and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each Fund will not be subject to federal income tax on taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing and other requirements of the Code. Therefore, no provision for federal income or excise tax is necessary.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses. Distributions in excess of tax basis earnings and profits attributable to permanent differences, if any, are reported in the Funds' financial statements as a return of capital. Differences in the recognition of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

LSA VARIABLE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

At December 31, 2002 the Funds had capital loss carryforwards as follows:

                                                                  EXPIRATION
                                                      AMOUNT         DATE
                                                      ------         ----
Emerging Growth Fund ..........................   $   3,342,055   12/31/2009
                                                      2,017,103   12/31/2010
Aggressive Growth Fund ........................         304,749   12/31/2009
                                                        726,182   12/31/2010
Capital Appreciation Fund......................          67,819   12/31/2009
                                                        659,598   12/31/2010
Focused Equity Fund ...........................       1,073,190   12/31/2009
                                                      1,748,316   12/31/2010
Diversified Mid-Cap Fund.......................          72,292   12/31/2009
                                                        219,901   12/31/2010
Mid Cap Value Fund ............................          24,706   12/31/2009
                                                        463,223   12/31/2010
Growth Equity Fund ............................         521,759   12/31/2009
                                                        783,308   12/31/2010
Blue Chip Fund ................................          33,457   12/31/2009
                                                        358,437   12/31/2010
Disciplined Equity Fund .......................       1,169,236   12/31/2009
                                                      1,762,781   12/31/2010
Value Equity Fund .............................         172,969   12/31/2009
                                                        514,316   12/31/2010
Basic Value Fund ..............................          51,879   12/31/2009
                                                        352,955   12/31/2010
Balanced Fund .................................       2,154,455   12/31/2010


The Funds elected to defer to their fiscal year ending December 31, 2003 losses recognized during the period from November 1, 2002 to December 31, 2002 as follows:

                                AMOUNT
                                ------
Emerging Growth Fund .......   $ 85,323
Aggressive Growth Fund .....     95,067
Capital Appreciation .......      6,149
Focused Equity Fund ........    220,530
Diversified Mid-Cap Fund ...    148,433
Mid Cap Value Fund .........     18,086
Growth Equity Fund .........     91,558
Blue Chip Fund .............     50,860
Disciplined Equity Fund ....    209,132
Value Equity Fund ..........    331,552
Basic Value Fund ...........      2,875
Balanced Fund ..............    343,698


2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

LSA Asset Management LLC (the "Manager") serves as investment manager to the Funds pursuant to an Investment Management Agreement with the Trust. LSA Asset Management LLC is a wholly owned subsidiary of Allstate Life Insurance Company, which is wholly owned by Allstate Insurance Company, a wholly owned subsidiary of The Allstate

LSA VARIABLE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

Corporation. The Manager is entitled to receive from each Fund a management fee, payable monthly, at an annual rate as a percentage of average daily net assets of each Fund as set forth in the table below.

          FUND                   MANAGEMENT FEES
          ----                   ---------------
Emerging Growth Equity Fund..         1.05%
Aggressive Growth Fund ......         0.95%
Capital Appreciation Fund ...         0.90%
Focused Equity Fund .........         0.95%
Diversified Mid-Cap Fund ....         0.90%
Mid Cap Value Fund ..........         0.85%
Growth Equity Fund ..........         0.85%
Blue Chip Fund ..............         0.90%
Disciplined Equity Fund .....         0.75%
Value Equity Fund ...........         0.80%
Basic Value Fund ............         0.90%
Balanced Fund ...............         0.80%


The Manager has entered into an advisory agreement for each Fund pursuant to which the Manager has appointed an Adviser to carry out the day-to-day investment and reinvestment of the assets of the relevant Fund. The fees of the Advisers are paid by the Manager. The following table lists the Adviser of each Fund.

           FUND                             ADVISER
           ----                             --------
Emerging Growth Equity Fund..   RS Investment Management, L.P.
Aggressive Growth Fund ......   Van Kampen Asset Management Inc.
Capital Appreciation Fund ...   Janus Capital Management LLC
Focused Equity Fund .........   Van Kampen
Diversified Mid-Cap Fund ....   Fidelity Management & Research Company
Mid Cap Value Fund ..........   Van Kampen Asset Management Inc.
Growth Equity Fund ..........   Goldman Sachs Asset Management
Blue Chip Fund ..............   A I M Capital Management, Inc.
Disciplined Equity Fund .....   J.P. Morgan Investment Management Inc.
Value Equity Fund ...........   Salomon Brothers Asset Management Inc
Basic Value Fund ............   A I M Capital Management, Inc.
Balanced Fund ...............   OpCap Advisors


The Manager has currently agreed to reduce its fees or reimburse the Funds for expenses above certain limits. Currently this limit is set so that no Fund will incur expenses (not including interest, taxes, or brokerage commissions) that annually exceed the amount of its management fee plus .30% of its average daily net assets. Commencing May 1, 2002 and continuing for three years thereafter, under certain circumstances the Manager may recapture any amounts waived or reimbursed provided the Fund remains within its operating expense Limit. The amount of reimbursement is presented net of accrued management fees as a receivable from the Manager in the Statements of Assets and Liabilities. The Manager is contractually obligated to continue this arrangement through April 30, 2004 for the Focused Equity Fund and through at least April 30, 2003 for all other Funds in the Trust.

The Funds have entered into an agreement with Fidelity Capital Markets (the "broker") whereby the broker will rebate a portion of the brokerage commissions. Amounts earned by the Funds under such agreement are presented as

LSA VARIABLE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

a reduction of expenses in the Statements of Operations. For the year ended December 31, 2002, reduction of expenses under this agreement were as follows:

             FUND                     COMMISSION RECAPTURE
             ----                     --------------------
Emerging Growth Equity Fund .....          $   --
Aggressive Growth Fund ..........             601
Capital Appreciation Fund .......              --
Focused Equity Fund .............           2,383
Diversified Mid-Cap Fund ........             472
Mid Cap Value Fund ..............           1,530
Growth Equity Fund ..............             756
Blue Chip Fund ..................             256
Disciplined Equity Fund .........               2
Value Equity Fund ...............              --
Basic Value Fund ................             437
Balanced Fund ...................           2,052


The Funds pay no salaries or compensation to any officer or Trustee affiliated with the Manager or Investors Bank and Trust Company (the "Administrator"). The compensation of unaffiliated Trustees is borne by the Funds.

At December 31, 2002, separate accounts of Allstate Life Insurance Company and its subsidiaries owned 100% of the outstanding shares of the Funds.

3. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended December 31, 2002, were as follows:

                                        U.S.
                                      GOVERNMENT       OTHER LONG-
                                      SECURITIES     TERM SECURITIES
                                      ----------     ---------------
Purchases
  Emerging Growth Equity Fund .....   $        --      $10,073,475
  Aggressive Growth Fund ..........            --        8,951,642
  Capital Appreciation Fund .......            --        2,794,372
  Focused Equity Fund .............            --       11,960,698
  Diversified Mid-Cap Fund ........            --        8,780,152
  Mid Cap Value Fund ..............            --       11,967,181
  Growth Equity Fund ..............            --        4,084,629
  Blue Chip Fund ..................            --        4,938,722
  Disciplined Equity Fund .........            --        8,623,805
  Value Equity Fund ...............            --        8,605,054
  Basic Value Fund ................            --        7,756,620
  Balanced Fund ...................     1,441,094       15,868,361

LSA VARIABLE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. PURCHASES AND SALES OF SECURITIES (CONTINUED)

                                           U.S.
                                       GOVERNMENT         OTHER LONG-
                                       SECURITIES       TERM SECURITIES
                                       ----------       ---------------
Sales
  Emerging Growth Equity Fund .....   $        --         $ 9,575,662
  Aggressive Growth Fund ..........            --           6,566,102
  Capital Appreciation Fund .......            --           1,787,055
  Focused Equity Fund .............            --          11,639,259
  Diversified Mid-Cap Fund ........            --           5,468,962
  Mid Cap Value Fund ..............            --           4,051,960
  Growth Equity Fund ..............            --           1,851,243
  Blue Chip Fund ..................            --           2,149,483
  Disciplined Equity Fund .........            --           5,978,824
  Value Equity Fund ...............            --           4,257,470
  Basic Value Fund ................            --           1,451,934
  Balanced Fund ...................       892,734           9,024,133

The following table denotes cost and gross unrealized appreciation/depreciation for Federal income tax purposes at December 31, 2002:

                                                                                 NET
                                    FEDERAL      TAX BASIS     TAX BASIS     UNREALIZED
                                  INCOME TAX    UNREALIZED    UNREALIZED     APPRECIATION
                                     COST       APPRECIATION  DEPRECIATION  (DEPRECIATION)
                                     ----       ------------  ------------  --------------
Emerging Growth Equity Fund ...   $ 5,268,023   $        --   $  (637,443)   $  (637,443)
Aggressive Growth Fund ........     3,776,460       121,117      (170,895)       (49,778)
Capital Appreciation Fund .....     3,088,485        64,866      (360,199)      (295,333)
Focused Equity Fund ...........     6,192,079            --      (792,689)      (792,689)
Diversified Mid-Cap Fund ......     6,029,189       118,873      (642,214)      (523,341)
Mid Cap Value Fund ............     9,995,605       644,528      (417,894)       226,634
Growth Equity Fund ............    10,512,511       129,925    (2,356,625)    (2,226,700)
Blue Chip Fund ................     5,017,187            --      (717,797)      (717,797)
Disciplined Equity Fund .......    13,025,736        70,805    (2,198,812)    (2,128,007)
Value Equity Fund .............    12,947,522       297,785    (2,209,807)    (1,912,022)
Basic Value Fund ..............     8,713,759        21,201    (1,130,093)    (1,108,892)
Balanced Fund .................    14,275,697       537,529    (1,063,836)      (526,307)

LSA VARIABLE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. SHARES OF BENEFICIAL INTEREST

At December 31, 2002 an unlimited number of shares of beneficial interest without par value were authorized. Changes in shares of beneficial interest were as follows:

                                          EMERGING GROWTH                    AGGRESSIVE
                                            EQUITY FUND                     GROWTH FUND
                                   -----------------------------   -----------------------------
                                    YEAR ENDED       YEAR ENDED     YEAR ENDED     PERIOD ENDED
                                   DECEMBER 31,     DECEMBER 31,   DECEMBER 31,     DECEMBER 31,
                                        2002           2001           2002             2001
                                   ------------     ------------   ------------    -------------
Shares sold ..................        276,340         120,997       1,058,296         270,457
Shares repurchased ...........       (176,896)        (90,685)       (673,597)            (14)
Distributions reinvested .....             --             262              --              --
                                    ---------         -------       ---------         -------
Net increase .................         99,444          30,574         384,699         270,443
Fund shares:
  Beginning of period ........        912,069         881,495         270,443              --
                                    ---------         -------       ---------         -------
  End of period ..............      1,011,513         912,069         655,142         270,443
                                    =========         =======       =========         =======

                                          CAPITAL APPRECIATION FUND          FOCUSED EQUITY FUND
                                       -------------------------------  ------------------------------
                                        YEAR ENDED       PERIOD ENDED    YEAR ENDED        YEAR ENDED
                                       DECEMBER 31,      DECEMBER 31,   DECEMBER 31,      DECEMBER 31,
                                           2002             2001            2002              2001
                                       ------------      ------------   ------------      ------------
Shares sold ....................         163,669          309,895          232,887          153,386
Shares repurchased .............         (14,223)            (314)        (160,834)         (27,740)
Distributions reinvested .......              --               --               --              526
                                         -------          -------          -------          -------
Net increase ...................         149,446          309,581           72,053          126,172
Fund shares:
  Beginning of period ..........         309,581               --          876,094          749,922
                                         -------          -------          -------          -------
  End of period ................         459,027          309,581          948,147          876,094
                                         =======          =======          =======          =======

                                             DIVERSIFIED MID-CAP FUND                MID CAP VALUE FUND
                                         --------------------------------      -------------------------------
                                         YEAR ENDED         PERIOD ENDED       YEAR ENDED        PERIOD ENDED
                                         DECEMBER 31,        DECEMBER 31,      DECEMBER 31,       DECEMBER 31,
                                             2002               2001               2002               2001
                                         ------------       -------------      ------------      -------------
Shares sold ....................           413,341            325,045            937,349            262,381
Shares repurchased .............           (55,115)              (505)          (123,667)              (159)
Distributions reinvested .......               638                212              2,241                909
                                           -------            -------          ---------            -------
Net increase ...................           358,864            324,752            815,923            263,131
Fund shares:
  Beginning of period ..........           324,752                 --            263,131                 --
                                           -------            -------          ---------            -------
  End of period ................           683,616            324,752          1,079,054            263,131
                                           =======            =======          =========            =======

LSA VARIABLE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                               GROWTH EQUITY FUND                      BLUE CHIP FUND
                                        --------------------------------       -------------------------------
                                         YEAR ENDED          YEAR ENDED         YEAR ENDED        PERIOD ENDED
                                        DECEMBER 31,        DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                            2002                2001               2002               2001
                                        ------------        ------------       ------------       ------------
Shares sold ....................           446,796            194,089            386,487            274,764
Shares repurchased .............          (196,839)           (40,723)           (19,867)            (2,889)
Distributions reinvested .......               445                 32                 --                 --
                                         ---------            -------            -------            -------
Net increase ...................           250,402            153,398            366,620            271,875
Fund shares:
  Beginning of period ..........           947,032            793,634            271,875                 --
                                         ---------            -------            -------            -------
  End of period ................         1,197,434            947,032            638,495            271,875
                                         =========            =======            =======            =======

                                            DISCIPLINED EQUITY FUND                  VALUE EQUITY FUND
                                         ------------------------------        -------------------------------
                                          YEAR ENDED       YEAR ENDED           YEAR ENDED        YEAR ENDED
                                         DECEMBER 31,      DECEMBER 31,        DECEMBER 31,       DECEMBER 31,
                                            2002               2001               2002                2001
                                         ------------      ------------        ------------       ------------
Shares sold ....................           422,147            159,731            501,971            262,578
Shares repurchased .............           (75,005)           (39,321)           (99,457)           (62,906)
Distributions reinvested .......             8,043              3,194                 --             26,641
                                         ---------          ---------          ---------            -------
Net increase ...................           355,185            123,604            402,514            226,313
Fund shares:
  Beginning of year ............         1,352,398          1,228,794            969,797            743,484
                                         ---------          ---------          ---------            -------
  End of year ..................         1,707,583          1,352,398          1,372,311            969,797
                                         =========          =========          =========            =======

                                                 BASIC VALUE FUND                       BALANCED FUND
                                        --------------------------------       -------------------------------
                                         YEAR ENDED         PERIOD ENDED       YEAR ENDED          YEAR ENDED
                                        DECEMBER 31,        DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                            2002                2001              2002                2001
                                        ------------        ------------       ------------       ------------
Shares sold ....................           855,998            295,563            866,596            278,080
Shares repurchased .............          (112,539)              (541)          (197,699)           (27,275)
Distributions reinvested .......                --                 37             24,018             72,982
                                         ---------            -------          ---------          ---------
Net increase ...................           743,459            295,059            692,915            323,787
Fund shares:
  Beginning of period ..........           295,059                 --          1,069,403            745,616
                                         ---------            -------          ---------          ---------
  End of period ................         1,038,518            295,059          1,762,318          1,069,403
                                         =========            =======          =========          =========

LSA VARIABLE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. FUTURES CONTRACTS

A summary of long open futures contracts for the Trust at December 31, 2002 is as follows:

                                                             EXPIRATION   UNDERLYING FACE     UNREALIZED
             FUND                   CONTRACT     POSITION       DATE      AMOUNT AT VALUE     GAIN (LOSS)
-------------------------------     --------     --------    ----------   ---------------     -----------
Blue Chip Fund.................     S&P 500        150        3/21/03         131,835           (2,461)

6. MERGER

On December 4th, the Board of Trustees approved a proposed reorganization between the Disciplined Equity Fund (the "Target Fund") and the Focused Equity Fund (the "Acquiring Fund") providing for the transfer of all assets and all liabilities of the Target Fund to the Acquiring Fund in exchange for shares of the Target Fund equal in value to the aggregate net asset value of the Acquiring Fund (the "Reorganization"). The Reorganization provides for the complete liquidation of the Target Fund. The reorganization is expected to take effect on May 1, 2003. Additionally effective May 1, 2003, the Acquiring Fund will change its name to the Equity Growth Fund. The Reorganization is subject to approval by the shareholders of the Target Fund.

7. FEDERAL TAX INFORMATION (UNAUDITED)

For corporate shareholders, a portion of the ordinary dividends paid during the Funds' year ended December 31, 2002 qualified for the dividends received deduction, as follows:

Diversified Mid-Cap Fund .......        100.00%
Mid Cap Value Fund .............        100.00%
Growth Equity Fund .............        100.00%
Disciplined Equity Fund ........        100.00%
Balanced Fund ..................         41.84%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended December 31, 2002 as follows:

                                    AMOUNT
                                   -------
Balanced Fund                      $46,330

                          INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of the LSA Variable Series Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of LSA Variable Series Trust, including Emerging Growth Equity Fund, Aggressive Growth Fund, Capital Appreciation Fund, Focused Equity Fund, Diversified Mid-Cap Fund, Mid Cap Value Fund, Growth Equity Fund, Blue Chip Fund, Disciplined Equity Fund, Value Equity Fund, Basic Value Fund and Balanced Fund (collectively the "Funds") as of December 31, 2002, and the related statements of operations, changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the Funds' custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds at December 31, 2002, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
February 7, 2003
Chicago, Illinois

LSA VARIABLE SERIES TRUST
MANAGEMENT OF THE TRUST (UNAUDITED)

Listed below are the name of the Trustees and principal officers of the Trust, along with their ages, business address, and principal business occupations during the previous five years. The SAI contains additional information about the Trustees and is available without charge upon request by calling 1-800-865-5237.

DISINTERESTED TRUSTEES:(1,2)

Karen J. May and Arthur S. Nicholas have served as Trustees of the Trust since its inception in September 1999. Robert S. Engelman, Jr. has served as Trustee of the Trust since October 1999. Each Trustee oversees the 12 Funds which comprise the Trust. The business address for each Trustee is 3100 Sanders Road, Northbrook, Illinois, 60062, c/o LSA Variable Series Trust.

                                                   PRINCIPAL OCCUPATION(S)                                   OTHER DIRECTORSHIPS(3)
     NAME AND AGE                                  DURING PAST FIVE YEARS                                           HELD
----------------------------   -------------------------------------------------------------------------   -------------------------
Robert S. Engelman, Jr. (60)   - 2001-Present: President, EIC, Inc. (private investment company)              MB Financial, Inc.
                               - 2001-Present: President, MRE, Inc. (private investment company)
                               - 1998-2001: Chairman of the Board, MB Financial, Inc. (bank holding company)
                               - 1998: President and Chief Executive Officer, Avondale Financial
                                 Corp./Avondale Bank

Karen J. May (44)              - 2000-Present: Corporate Vice President, Human Resources, Baxter                    None
                                 International, Inc. (healthcare)
                               - 1998-2000: Vice President, Global Planning and Staffing, Baxter
                                 International, Inc.
                               - 1998: Vice President, International Finance, Baxter International, Inc.

Arthur S. Nicholas (72)        - 1998-Present: Owner-President, The Antech Group (management                       None
                                 consulting)


INTERESTED TRUSTEES:(2)

John R. Hunter has served as Trustee of the Trust and Chairman of the Board since October 2002. Michael J. Velotta has served as Trustee of the Trust since October 1999. Each Trustee oversees the 12 Funds which comprise the Trust. The business address for each Trustee is Allstate Financial, 3100 Sanders Road, Northbrook, Illinois, 60062.

                                                                                                           OTHER
                                                   PRINCIPAL OCCUPATION(S)                            DIRECTORSHIPS(3)
     NAME AND AGE                                  DURING PAST FIVE YEARS                                  HELD
------------------------    ---------------------------------------------------------------------    -----------------
John R. Hunter(5,7) (47)    - 1998-Present: Vice President, Allstate Life Insurance Company                None

Michael J. Velotta(4) (56)  - 1998-Present: Senior Vice President, General Counsel and Secretary,          None
                              Allstate Life Insurance Company

LSA VARIABLE SERIES TRUST
MANAGEMENT OF THE TRUST (UNAUDITED) (CONTINUED)

OFFICERS:(6)

The business address for each officer of the Trust, except for Ms. Surprise, is Allstate Financial, 3100 Sanders Road, Northbrook, Illinois, 60062. The business address for Ms. Surprise is Investors Bank and Trust Company, 200 Clarendon Street, Boston, Massachusetts, 02116.

      NAME, AGE AND            LENGTH OF TIME SERVED                         PRINCIPAL OCCUPATION(S)
  TRUST POSITION(S) HELD         AS TRUST OFFICER                            DURING PAST FIVE YEARS
---------------------------    ---------------------    --------------------------------------------------------------------
Jeanette J. Donahue(7) (52)    Since September 1999     - 1998-Present: Director, Allstate Life Insurance Company
Vice President and Chief
Operations Officer

Todd P. Halstead(7) (46)       Since February 2000      - 1998-Present: Director, Allstate Life Insurance Company
Treasurer

John R. Hunter(7) (47)         Since September 1999     - 1998-Present: Vice President, Allstate Life Insurance Company
President

Cynthia J. Surprise (56)       Since February 2000      - 1999-Present: Director and Counsel, Investors Bank & Trust Company
Secretary
                                                        - 1998-1999: Vice President, State Street Bank & Trust Company

Bruce A. Teichner(7) (43)      Since February 2001      - 1998-Present: Associate Counsel, Allstate Life Insurance Company
Assistant Secretary
                                                        - 1998: Assistant Counsel, Allstate Insurance Company

Tim N. Vander Pas(7) (41)      Since May 2002           - 1998-Present: Assistant Vice President, Allstate Life Insurance
Chief Compliance Officer                                  Company

(1) Each Trustee who is not an "interested person" of the Trust, as defined in the 1940 Act, is referred to as a "disinterested Trustee."

(2) Each Trustee serves during the lifetime of the Trust until he or she dies, resigns, is declared bankrupt or incompetent, or is removed or, if sooner, until the next meeting of the Trust's shareholders and until the election and qualification of his or her successor.

(3) Directorships include public companies and any company registered as an investment company.

(4) Mr. Velotta is considered an "interested person" of the Trust, as defined in the 1940 Act, because he is: a member of the Board of Managers and officer of LSA Asset Management LLC, investment adviser to the Trust; Senior Vice President, General Counsel and Secretary to Allstate Life Insurance Company, the parent company of LSA Asset Management LLC; and a director, the Secretary and a registered representative of ALFS, Inc., the Trust's distributor.

(5) Mr. Hunter is considered an "interested person" of the Trust, as defined in the 1940 Act, because he is: Chairman of the Board of Managers and officer of LSA Asset Management LLC, investment adviser to the Trust; Vice President of Allstate Life Insurance Company, the parent company of LSA Asset Management LLC, investment adviser to the Trust; and a director, the President and Chief Executive Officer, and a registered representative of ALFS, Inc., the Trust's distributor.

(6) Pursuant to the Trust's By-laws, officers of the Trust are appointed by the Board of Trustees, and serve at the pleasure of the Board. Officers may resign from the Trust at any time.

(7) Ms. Donahue, Mr. Halstead, Mr. Hunter, Mr. Teichner and Mr. Vander Pas are officers of LSA Asset Management LLC, investment adviser to the Trust. Mr. Hunter and Mr. Vander Pas are also members of the Board of Managers of LSA Asset Management LLC. Mr. Hunter is the President and Chief Executive Officer of ALFS, Inc., the Trust's distributor. Ms. Donahue and Mr. Hunter are also registered representatives of ALFS, Inc.

SEMI
ANNUAL
REPORT

EMERGING GROWTH EQUITY FUND
Advised by: RS Investment Management, L.P.

AGGRESSIVE GROWTH FUND
Advised by: Van Kampen Asset Management Inc.

CAPITAL APPRECIATION FUND
Advised by: Janus Capital Management LLC

EQUITY GROWTH FUND
Advised by: Van Kampen

DIVERSIFIED MID-CAP FUND
Advised by: Fidelity Management & Research Company

MID CAP VALUE FUND
Advised by: Van Kampen Asset Management Inc.

CAPITAL GROWTH FUND
Advised by: Goldman Sachs Asset Management, L.P.

BLUE CHIP FUND
Advised by: AIM Capital Management, Inc.

VALUE EQUITY FUND
Advised by: Salomon Brothers Asset Management Inc

BASIC VALUE FUND
Advised by: AIM Capital Management, Inc.

BALANCED FUND
Advised by: OpCap Advisors

JUNE 30, 2003                                   (LSA LOGO) Variable Series Trust

Shares of funds within the LSA Variable Series Trust are not deposits or other obligations of any financial institution, are not guaranteed by any financial institution, are not insured by the FDIC or any agency, and involve investment risks, including the possible loss of the principal amount invested.

This Semi-Annual Report is submitted for the general information of the shareholders of the funds within the LSA Variable Series Trust ("LSA Funds"). It is not authorized for distribution to prospective investors unless proceeded or accompanied by an effective prospectus which contains additional information on how to purchase shares of the LSA Funds, as well as information about management fees and other expenses. An investor should read the prospectus carefully before investing or sending money.

August 6, 2003

Dear Shareholder:

We are pleased to present the LSA Variable Series Trust Semi-Annual Report for the period ending June 30, 2003.

During the past six months, the stock market has clearly started to reverse the negative performance of the past few years. While this is encouraging, it is important to remember that the financial markets will have periods of good and bad performance in the short-term. Your variable insurance contract provides a number of different investment choices. By dividing your money among them, you can help limit the impact that a decline in any single asset class may have on your overall portfolio.

As always, if you have any questions on any of the LSA Funds, just ask your investment professional. Your investment professional knows your individual circumstances best and can help you create a diversified portfolio that is right for your needs.

Sincerely,

/s/ JOHN R. HUNTER

JOHN R. HUNTER
President
LSA Variable Series Trust

EMERGING GROWTH EQUITY FUND
ADVISED BY: RS INVESTMENT MANAGEMENT, L.P.
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 2003

                                                                    VALUE
SHARES                                                             (NOTE 1)
------                                                          -------------
              COMMON STOCKS - 96.5%
              ADVERTISING - 0.7%
 3,900        Doubleclick, Inc.* ............................   $      36,075
 1,650        Valueclick, Inc.* .............................           9,949
                                                                -------------
                                                                       46,024
                                                                -------------
              AEROSPACE & DEFENSE - 0.1%
   400        MTC Technologies, Inc.* .......................           9,384
                                                                -------------
              AIRLINES - 1.2%
 2,050        JetBlue Airways Corp.* ........................          86,694
                                                                -------------
              APPAREL RETAILERS - 3.1%
 4,950        Pacific Sunwear of California, Inc.* ..........         119,245
 2,650        Urban Outfitters, Inc.* .......................          95,135
                                                                -------------
                                                                      214,380
                                                                -------------
              BANKING - 1.6%
 1,050        AmeriCredit Corp.* ............................           8,977
 1,300        Boston Private Financial Holdings, Inc. .......          27,404
 5,450        Net.B@nk, Inc. ................................          71,722
                                                                -------------
                                                                      108,103
                                                                -------------
              BEVERAGES, FOOD & TOBACCO - 0.7%
 2,950        Peet's Coffee & Tea, Inc.* ....................          51,507
                                                                -------------
              CHEMICALS - 0.8%
 2,200        Applied Films Corp.* ..........................          56,936
                                                                -------------
              COMMERCIAL SERVICES - 14.4%
   250        Advisory Board Co.* ...........................          10,130
 2,900        Bright Horizons Family Solutions, Inc.* .......          97,324

   950        Career Education Corp.* .......................          64,999
 1,800        Corporate Executive Board Co.* ................          72,954
 1,600        Digitas, Inc.* ................................           7,936
 3,400        eResearch Technology, Inc.*....................          75,344
 6,400        Exact Sciences Corp.* .........................          70,144
 1,950        FTI Consulting, Inc.* .........................          48,691
 1,700        Global Payments, Inc. .........................          60,350
   350        IMPAC Medical Systems, Inc.* ..................           7,308
 3,350        Kroll, Inc.* ..................................          90,651
 1,150        Leapfrog Enterprises, Inc.* ...................          36,581
 4,200        Navigant Consulting, Inc.* ....................          49,770
 6,050        Overture Services, Inc.* ......................         109,686
 1,850        Pharmaceutical Product Development, Inc.*......          53,150
 1,500        Regeneration Technologies* ....................          19,935
 3,500        Telik, Inc.* ..................................          56,245
 1,500        University of Phoenix Online* .................          76,050
                                                                -------------
                                                                    1,007,248
                                                                -------------
              COMMUNICATIONS - 1.3%
 4,500        Centillium Communications, Inc.* ..............          44,595
   800        Ciena Corp.* ..................................           4,152
 1,700        Sierra Wireless, Inc. * .......................          10,506
 3,000        Sonus Networks, Inc.* .........................          15,090
 1,500        Verisity Ltd.* ................................          17,910
                                                                -------------
                                                                       92,253
                                                                -------------
              COMPUTER INTEGRATED SYSTEMS DESIGN - 0.2%
 5,150        Ariba, Inc.* ..................................          15,295
                                                                -------------
              COMPUTER PROGRAMMING SERVICES - 3.0%
 2,250        Business Objects SA - ADR* ....................          49,387
 2,950        Cognizant Technology Solutions Corp.* .........          71,862
 2,300        Documentum, Inc.* .............................          45,241
 2,100        Kana Software, Inc.* ..........................           6,363
 3,700        Portal Software* ..............................           7,400
 3,150        RealNetworks, Inc.* ...........................          21,357
   600        VeriSign, Inc.* ...............................           8,298
                                                                -------------
                                                                      209,908
                                                                -------------
              COMPUTER RELATED SERVICES - 1.0%
 1,050        Checkfree Corp.* ..............................          29,232
   300        Espeed, Inc. - Class A* .......................           5,928
 4,050        Ixia* .........................................          26,041
   800        WebEx Communications, Inc.* ...................          11,160
                                                                -------------
                                                                       72,361
                                                                -------------
              COMPUTER SOFTWARE & PROCESSING - 4.0%
 4,050        Agile Software Corp.* .........................          39,082
 2,600        Anteon International Corp.* ...................          72,566
 6,850        CNET Networks, Inc.* ..........................          42,675
 2,550        Ebookers.Com Plc - ADR* .......................          40,933
 4,850        Pinnacle Systems, Inc.* .......................          51,895
 1,100        SRA International, Inc. - Class A* ............          35,200
                                                                -------------
                                                                      282,351
                                                                -------------
              COMPUTERS & INFORMATION - 2.8%
 1,400        Emulex Corp.* .................................          31,878
10,550        M-Systems Flash Disk Pioneers Ltd.* ...........         117,421
 2,000        NetScreen Technologies, Inc.* .................          45,100
                                                                -------------
                                                                      194,399
                                                                -------------

   The accompanying notes are an integral part of these financial statements.

EMERGING GROWTH EQUITY FUND
ADVISED BY:  RS INVESTMENT MANAGEMENT, L.P.
PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2003

                                                                    VALUE
SHARES                                                             (NOTE 1)
------                                                          -------------
              COMMON STOCKS (CONTINUED)
              DATA PROCESSING AND PREPARATION - 0.6%
   450        Alliance Data Systems Corp.* ..................   $      10,530
 2,850        WebMD Corp.* ..................................          30,865
                                                                -------------
                                                                       41,395
                                                                -------------
              ELECTRICAL EQUIPMENT - 1.0%
 2,000        Wilson Greatbatch Technologies, Inc.* .........          72,200
                                                                -------------
              ELECTRONICS - 11.5%
 4,550        ASM International NV* .........................          67,658
 4,350        August Technology Corp.* ......................          27,622
 2,050        Cree, Inc.* ...................................          33,374
 3,600        DSP Group, Inc.* ..............................          77,508
 2,950        Exar Corp.* ...................................          46,698
   600        Genesis Microchip, Inc.* ......................           8,124
   900        Genus, Inc.* ..................................           2,430
 1,750        Integrated Circuit Systems, Inc.* .............          55,002
 3,650        Integrated Device Technology, Inc.* ...........          40,332
 2,750        Intersil Holding Corp.* .......................          73,178
 3,700        Marvell Technology Group Ltd.* ................         127,169
 2,600        OmniVision Technologies, Inc.* ................          81,120
 5,150        PLX Technology, Inc.* .........................          20,291
 1,050        PMC-Sierra, Inc.* .............................          12,317
 1,950        Power Integrations, Inc.*......................          47,424
 1,500        Silicon Laboratories, Inc.*....................          39,960
 1,500        Virage Logic Corp.* ...........................          10,860
 1,600        Zoran Corp.*  .................................          30,736
                                                                -------------
                                                                      801,803
                                                                -------------
              FINANCIAL SERVICES - 0.6%
 6,900        E-LOAN, Inc.* .................................          40,227
                                                                -------------
              HEALTH CARE PROVIDERS - 6.6%
 2,850        Accredo Health, Inc.* .........................          62,130
 1,950        Covance, Inc.* ................................          35,295
   350        Gen-Probe, Inc.* ..............................          14,305
 2,350        Inveresk Research Group, Inc.* ................          42,277
   600        LifePoint Hospitals, Inc.* ....................          12,564
 1,700        Odyssey Healthcare, Inc.*......................          62,900
 3,500        Sunrise Assisted Living, Inc.*.................          78,330
 5,700        United Surgical Partners International, Inc.* .         128,763
 1,250        VCA Antech, Inc.* .............................          24,463
                                                                -------------
                                                                      461,027
                                                                -------------
              HEAVY MACHINERY - 0.7%
   100        FormFactor, Inc.* .............................           1,770
 2,550        Ultratech, Inc.* ..............................          47,150
                                                                -------------
                                                                       48,920
                                                                -------------
              HOME CONSTRUCTION, FURNISHINGS &
               APPLIANCES - 0.6%
 2,750        Select Comfort Corp.* .........................          45,045
                                                                -------------
              INFORMATION RETRIEVAL SERVICES - 6.3%
 6,300        Ask Jeeves, Inc.* .............................          86,625
 1,100        Autobytel, Inc.* ..............................           6,864
 1,850        Avocent Corp.*  ...............................          55,371
 1,950        CoStar Group, Inc.* ...........................          58,227
 2,550        Digital Insight Corp.* ........................          48,578
 5,600        Infospace, Inc.* ..............................          75,992
 2,300        LendingTree, Inc.* ............................          56,304
 2,800        Radware Ltd.* .................................          47,964
                                                                -------------
                                                                      435,925
                                                                -------------
              INSURANCE - 0.6%
 1,150        AMERIGROUP Corp.* .............................          42,780
                                                                -------------
              LODGING - 2.1%
   900        Four Seasons Hotels, Inc.......................          38,934
 4,150        Station Casinos, Inc.* ........................         104,788
                                                                -------------
                                                                      143,722
                                                                -------------
              MEDIA - BROADCASTING & PUBLISHING - 2.2%
 1,550        COX Radio, Inc. - Class A* ....................          35,821
 1,900        Entravision Communications Corp. - Class A* ...          21,565
 1,100        Radio One, Inc. - Class A* ....................          19,646
 4,100        Radio One, Inc. - Class D* ....................          72,857
                                                                -------------
                                                                      149,889
                                                                -------------
              MEDICAL SUPPLIES - 5.6%
 1,050        Advanced Neuromodulation Systems, Inc.* .......          54,359
   500        Align Technology, Inc.* .......................           6,275
 1,900        Biosite Diagnostics, Inc.* ....................          91,390
 1,400        Inamed Corp.* .................................          75,166
 1,700        Integra LifeSciences Holdings Corp.* ..........          44,846
 3,650        LTX Corp.* ....................................          31,463
   700        Nanometrics, Inc.* ............................           4,956
 1,700        Osteotech, Inc.* ..............................          23,103

   The accompanying notes are an integral part of these financial statements.

EMERGING GROWTH EQUITY FUND
ADVISED BY: RS INVESTMENT MANAGEMENT, L.P.
PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2003

                                                                    VALUE
SHARES                                                             (NOTE 1)
------                                                          -------------
              COMMON STOCKS (CONTINUED)
              MEDICAL SUPPLIES (CONTINUED)
 1,150        Photon Dynamics, Inc.* ........................   $      31,775
 1,600        Rudolph Technologies, Inc.* ...................          25,536
                                                                -------------
                                                                      388,869
                                                                -------------
              METALS - 0.7%
 3,350        Steel Dynamics, Inc.* .........................          45,895
                                                                -------------
              PHARMACEUTICALS - 8.9%
   400        Able Laboratories, Inc.*.......................           7,920
 1,700        Andrx Corp. - Andrx Group* ....................          33,830
 1,400        Angiotech Pharmaceuticals, Inc.* ..............          57,036
 4,150        Atherogenics, Inc.* ...........................          61,960
 4,050        Cima Labs, Inc.* ..............................         108,905
   900        Impax Laboratories, Inc.*......................          10,791
 1,100        Inspire Pharmaceuticals, Inc.* ................          11,880
 1,550        K-V Pharmaceutical Co. - Class A* .............          43,090
 1,500        Martek Biosciences Corp.* .....................          64,410
 1,800        Medicines Co.* ................................          35,442
   250        MGI Pharma, Inc.* .............................           6,408
   950        Neurocrine Biosciences, Inc.* .................          47,443
   450        NPS Pharmaceuticals, Inc.* ....................          10,953
   100        Penwest Pharmaceuticals Co.* ..................           2,437
 1,350        Pharmaceutical Resources, Inc.* ...............          65,691
   650        Priority Healthcare Corp. - Class B* ..........          12,058
   800        Taro Pharmaceuticals Industries Ltd.* .........          43,904
                                                                -------------
                                                                      624,158
                                                                -------------
              PREPACKAGED SOFTWARE - 6.3%
 4,550        Altiris, Inc.* ................................          91,228
   350        Barra, Inc.* ..................................          12,495
 2,100        Concur Technologies, Inc.* ....................          21,147
 1,900        Magma Design Automation, Inc.* ................          32,585
   200        Merge Technologies, Inc.* .....................           2,610
 2,800        Micromuse, Inc.*  .............................          22,372
 1,300        MicroStrategy, Inc. - Class A* ................          47,359
 3,950        Packeteer, Inc.* ..............................          61,502
 3,450        Quest Software, Inc.* .........................          41,055
 5,850        Retek, Inc.* ..................................          37,440
 3,000        Verity, Inc.* .................................          37,980
 3,750        webMethods, Inc.* .............................          30,488
                                                                -------------
                                                                      438,261
                                                                -------------
              RADIO TELEPHONE COMMUNICATIONS - 0.6%
 3,600        Wireless Facilities, Inc.*.....................          42,840
                                                                -------------
              RESTAURANTS - 0.1%
   800        Chicago Pizza & Brewery, Inc.* ................           8,000
                                                                -------------
              RETAILERS - 4.0%
 2,750        Cost Plus, Inc.* ..............................          98,065
 1,350        Csk Auto Corp.* ...............................          19,508
   700        Guitar Center, Inc.*...........................          20,300
   700        Kenneth Cole Productions, Inc. - Class A* .....          13,643
 2,400        Kirkland's, Inc.* .............................          38,760
 1,591        Priceline.com, Inc.*...........................          35,622
 1,100        Tractor Supply Co.* ...........................          52,525
                                                                -------------
                                                                      278,423
                                                                -------------
              TELEPHONE SYSTEMS - 1.0%
 1,250        Research In Motion Ltd.* ......................          27,013
 1,600        West Corp.* ...................................          42,640
                                                                -------------
                                                                       69,653
                                                                -------------
              TEXTILES, CLOTHING & FABRICS - 0.9%
 1,250        Coach, Inc.* ..................................          62,175
                                                                -------------
              TRANSPORTATION - 0.7%
 1,800        Forward Air Corp.* ............................          45,666
                                                                -------------
              TOTAL COMMON STOCKS
               (Cost $5,841,659) ...........................    $   6,733,716
                                                                -------------
              RIGHTS AND WARRANTS - 0.3%
              TRANSPORTATION - 0.3%
   398        Expedia Inc. - Warrants, Expires 2/04/09
               (Cost $2,478)* ...............................   $      21,707
                                                                -------------
              TOTAL INVESTMENTS - 96.8%
               (Cost $5,844,137) ............................       6,755,423
              Other Assets and Liabilities (net) - 3.2% .....         223,234
                                                                -------------
              TOTAL NET ASSETS - 100.0% .....................   $   6,978,657
                                                                =============

              NOTES TO THE PORTFOLIO OF INVESTMENTS:
              ADR - American Depository Receipt
              * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

AGGRESSIVE GROWTH FUND
ADVISED BY:  VAN KAMPEN ASSET MANAGEMENT INC.
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 2003

                                                                    VALUE
SHARES                                                             (NOTE 1)
------                                                          -------------
              COMMON STOCKS - 94.2%
              ADVERTISING - 1.2%
 1,270        Getty Images, Inc.* ...........................   $      52,451
 2,580        Monster Worldwide, Inc.* ......................          50,903
                                                                -------------
                                                                      103,354
                                                                -------------
              APPAREL RETAILERS - 1.1%
 5,170        Gap, Inc. .....................................          96,989
                                                                -------------
              AUTOMOTIVE - 1.2%
   610        Magna International, Inc. - Class A ...........          41,035
   970        PACCAR, Inc. ..................................          65,533
                                                                -------------
                                                                      106,568
                                                                -------------
              BANKING - 2.2%
   630        Golden West Financial Corp. ...................          50,406
 2,260        New York Community Bancorp, Inc. ..............          65,743
 1,940        SLM Corp. .....................................          75,990
                                                                -------------
                                                                      192,139
                                                                -------------
              BUILDING MATERIALS - 1.0%
 2,580        Home Depot, Inc. ..............................          85,450
                                                                -------------
              COMMERCIAL SERVICES - 4.7%
 1,270        Apollo Group, Inc. - Class A* .................          78,435
 1,270        Career Education Corp.* .......................          86,893
 1,900        eBay, Inc.* ...................................         197,942
 1,970        R. R. Donnelley & Sons Co. ....................          51,496
                                                                -------------
                                                                      414,766
                                                                -------------
              COMMUNICATIONS - 6.3%
 3,880        Comverse Technology, Inc.* ....................          58,316
 2,580        EchoStar Communications Corp. - Class A* ......          89,320
 6,460        Juniper Networks* .............................          79,910
 3,250        McData Corp. - Class A* .......................          47,677
 5,170        Network Appliance, Inc.* ......................          83,806
 7,750        Nextel Communications, Inc. - Class A* ........         140,120
 5,240        Xm Satelite Radio Holdings* ...................          57,902
                                                                -------------
                                                                      557,051
                                                                -------------
              COMPUTER PROGRAMMING SERVICES - 1.4%
 2,560        Documentum, Inc.* .............................          50,355
 1,900        Mercury Interactive Corp.* ....................          73,359
                                                                -------------
                                                                      123,714
                                                                -------------
              COMPUTER RELATED SERVICES - 2.1%
 1,900        Checkfree Corp.* ..............................          52,896
 1,940        GTECH Holdings Corp.* .........................          73,041
 2,290        NetFlix.com, Inc.* ............................          58,510
                                                                -------------
                                                                      184,447
                                                                -------------
              COMPUTERS & INFORMATION - 5.4%
 3,880        Foundry Networks, Inc.* .......................          55,872
   630        International Game Technology* ................          64,468
   970        Lexmark International, Inc.* ..................          68,647
 2,570        NetScreen Technologies, Inc.* .................          57,954
 1,900        Sandisk Corp.* ................................          76,665
 1,900        Storage Technology Corp.* .....................          48,906
 5,170        Western Digital Corp.* ........................          53,251
   630        Zebra Technologies Corp. - Class A* ...........          47,370
                                                                -------------
                                                                      473,133
                                                                -------------
              ELECTRONICS - 4.5%
 3,240        Broadcom Corp. - Class A* .....................          80,708
 2,560        Marvell Technology Group Ltd.* ................          87,987
 1,920        Nvidia Corp.* .................................          44,179
 1,900        OmniVision Technologies, Inc.* ................          59,280
 1,290        QLogic Corp.* .................................          62,346
 6,460        Taiwan Semiconductor Manufacturing
               Co. Ltd. - ADR* ..............................          65,117
                                                                -------------
                                                                      399,617
                                                                -------------
              ENTERTAINMENT & LEISURE - 1.7%
 1,320        Avid Technology, Inc.* ........................          46,292
 1,940        Brunswick Corp. ...............................          48,539
 3,230        Hasbro, Inc. ..................................          56,493
                                                                -------------
                                                                      151,324
                                                                -------------
              FINANCIAL SERVICES - 4.9%
 1,270        Capital One Financial Corp. ...................          62,459
 1,270        Countrywide Financial Corp. ...................          88,354
 2,580        Janus Capital Group, Inc. .....................          42,312
   950        Legg Mason, Inc. ..............................          61,703
 1,940        Lehman Brothers Holdings, Inc. ................         128,971
 1,290        T. Rowe Price Group, Inc. .....................          48,698
                                                                -------------
                                                                      432,497
                                                                -------------
              HEALTH CARE PROVIDERS - 2.9%
 2,580        AdvancePCS* ...................................          98,633
 1,270        Anthem, Inc.* .................................          97,981
 1,290        Coventry Health Care, Inc.* ...................          59,546
                                                                -------------
                                                                      256,160
                                                                -------------

   The accompanying notes are an integral part of these financial statements.

AGGRESSIVE GROWTH FUND
ADVISED BY: VAN KAMPEN ASSET MANAGEMENT INC.
PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2003

                                                                    VALUE
SHARES                                                             (NOTE 1)
------                                                          -------------
              COMMON STOCKS (CONTINUED)
              HEAVY CONSTRUCTION - 0.4%
   640        Hovnanian Enterprises, Inc. - Class A* ........   $      37,728
                                                                -------------
              HEAVY MACHINERY - 2.2%
 1,940        Dover Corp. ...................................          58,122
 2,580        Lam Research Corp.* ...........................          46,982
 1,900        Pall Corp. ....................................          42,750
 1,270        Smith International, Inc.* ....................          46,660
                                                                -------------
                                                                      194,514
                                                                -------------
              HOME CONSTRUCTION, FURNISHINGS &
                 APPLIANCES - 1.1%
   650        Harman International ..........................          51,441
   650        Ryland Group, Inc. ............................          45,110
                                                                -------------
                                                                       96,551
                                                                -------------
              HOUSEHOLD PRODUCTS - 0.8%
 9,690        Corning, Inc.* ................................          71,609
                                                                -------------
              INDUSTRIAL - DIVERSIFIED - 1.0%
 1,290        Danaher Corp. .................................          87,785
                                                                -------------
              INFORMATION RETRIEVAL SERVICES - 1.9%
 1,290        Avocent Corp.* ................................          38,610
 3,880        Yahoo!, Inc.* .................................         127,109
                                                                -------------
                                                                      165,719
                                                                -------------
              INSURANCE - 3.6%
 1,290        Aetna, Inc. ...................................          77,658
 1,580        Fidelity National Financial, Inc. .............          48,601
 1,940        Health Net, Inc.* .............................          63,923
 1,290        Mid Atlantic Medical Services, Inc.* ..........          67,467
   650        Wellpoint Health Networks* ....................          54,795
                                                                -------------
                                                                      312,444
                                                                -------------
              MEDIA - BROADCASTING & PUBLISHING - 2.1%
 2,580        Cablevision Systems Corp. - Class A* ..........          53,561
 3,230        InterActiveCorp* ..............................         127,811
                                                                -------------
                                                                      181,372
                                                                -------------
              MEDICAL SUPPLIES - 7.8%
   650        Allergan, Inc. ................................          50,115
   650        Bard (C.R.), Inc. .............................          46,352
 1,280        Becton Dickinson & Co. ........................          49,728
 1,940        Boston Scientific Corp.* ......................         118,534
 1,650        Fisher Scientific International* ..............          57,585
              MEDICAL SUPPLIES (CONTINUED)
   970        Inamed Corp.* .................................          52,079
 1,900        KLA - Tencor Corp.* ...........................          88,331
   970        Millipore Corp.* ..............................          43,039
 1,940        St. Jude Medical, Inc.* .......................         111,550
 1,290        Varian Medical Systems, Inc.* .................          74,265
                                                                -------------
                                                                      691,578
                                                                -------------
              OIL & GAS - 2.7%
 1,900        BJ Services Co.* ..............................          70,984
 1,270        Burlington Resources, Inc. ....................          68,669
 1,290        Patterson-UTI Energy, Inc.* ...................          41,796
 2,583        XTO Energy, Inc. ..............................          51,944
                                                                -------------
                                                                      233,393
                                                                -------------
              PHARMACEUTICALS - 13.7%
 1,940        Amgen, Inc.* ..................................         128,894
 1,640        Biovail Corp.* ................................          77,178
 1,620        Celgene Corp.* ................................          49,248
 1,290        Genentech, Inc.* ..............................          93,035
 1,900        Genzyme Corp.* ................................          79,420
 3,230        Gilead Sciences, Inc.* ........................         179,523
 1,940        Invitrogen Corp.* .............................          74,438
 2,580        Ivax Corp.* ...................................          46,053
   940        Martek Biosciences Corp.* .....................          40,364
 1,290        Medimmune, Inc.* ..............................          46,917
 1,290        Pharmaceutical Resources, Inc.* ...............          62,771
   980        Taro Pharmaceuticals Industries Ltd.* .........          53,782
 2,580        Teva Pharmaceutical Industries Ltd. - ADR .....         146,879
 1,910        Watson Pharmaceuticals, Inc.* .................          77,107
 1,250        Zimmer Holdings, Inc.* ........................          56,313
                                                                -------------
                                                                    1,211,922
                                                                -------------
              PREPACKAGED SOFTWARE - 3.9%
 3,230        Citrix Systems, Inc.* .........................          65,763
 1,290        Electronic Arts, Inc.* ........................          95,447
   980        Fair Isaac Corp. ..............................          50,421
 5,170        Micromuse, Inc.* ..............................          41,308
 3,230        Veritas Software Corp.*........................          92,604
                                                                -------------
                                                                      345,543
                                                                -------------
              RADIO TELEPHONE COMMUNICATIONS - 1.4%
 5,170        Amdocs Ltd.* ..................................         124,080
                                                                -------------

   The accompanying notes are an integral part of these financial statements.

AGGRESSIVE GROWTH FUND
ADVISED BY: VAN KAMPEN ASSET MANAGEMENT INC.
PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2003

                                                                    VALUE
SHARES                                                             (NOTE 1)
------                                                          -------------
              COMMON STOCKS (CONTINUED)
              RESTAURANTS - 1.3%
 1,300        CBRL Group, Inc. ..............................   $      50,518
 1,290        P.F. Chang's China Bistro, Inc.* ..............          63,481
                                                                -------------
                                                                      113,999
                                                                -------------
              RETAILERS - 5.2%
   980        Advanced Auto Parts, Inc.* ....................          59,682
 4,520        Amazon.com, Inc.* .............................         164,935
 3,230        Best Buy Co., Inc.* ...........................         141,862
 5,170        Dollar General Corp. ..........................          94,404
                                                                -------------
                                                                      460,883
                                                                -------------
              TELEPHONE SYSTEMS - 0.7%
 1,270        Adtran Inc.* ..................................          65,138
                                                                -------------
              TEXTILES, CLOTHING & FABRICS - 3.8%
 2,260        Coach, Inc.* ..................................         112,412
 1,940        Liz Claiborne, Inc. ...........................          68,385
 2,580        Reebok International Ltd.* ....................          86,765
 1,290        Timberland Co.* ...............................          68,189
                                                                -------------
                                                                      335,751
                                                                -------------
              TOTAL INVESTMENTS - 94.2%
               (Cost $7,035,957) ............................       8,307,218
              Other Assets and Liabilities
               (net) - 5.8% .................................         513,433
                                                                -------------
              TOTAL NET ASSETS - 100.0% .....................   $   8,820,651
                                                                =============

              NOTES TO THE PORTFOLIO OF INVESTMENTS:
              ADR - American Depository Receipt
              * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

CAPITAL APPRECIATION FUND
ADVISED BY: JANUS CAPITAL MANAGEMENT LLC
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 2003

                                                  VALUE
SHARES                                           (NOTE 1)
------                                           --------
          COMMON STOCKS - 87.5%
          APPAREL RETAILERS - 1.2%
 1,135    Kohl's Corp.* .......................  $ 58,316
                                                 --------

          BANKING - 3.5%
   685    Fannie Mae ..........................    46,196
 2,865    MBNA Corp. ..........................    59,707
 1,695    SLM Corp. ...........................    66,393
                                                 --------
                                                  172,296
                                                 --------

          COMMERCIAL SERVICES - 4.9%
 4,375    Cendant Corp.* ......................    80,150
 1,145    eBay, Inc.* .........................   119,286
   875    Weight Watchers International, Inc.*     39,804
                                                 --------
                                                  239,240
                                                 --------

          COMPUTER PROGRAMMING SERVICES - 0.5%
   615    Mercury Interactive Corp.* ..........    23,745
                                                 --------

          COMPUTERS & INFORMATION - 4.3%
 3,295    Cisco Systems, Inc.* ................    54,994
 1,110    International Game Technology* ......   113,586
   630    Lexmark International, Inc.* ........    44,585
                                                 --------
                                                  213,165
                                                 --------

          COSMETICS & PERSONAL CARE - 4.8%
   830    Avon Products .......................    51,626
 2,095    Colgate-Palmolive Co. ...............   121,405
   375    Estee Lauder Cos., Inc. - Class A ...    12,574
   585    Procter & Gamble Co. ................    52,170
                                                 --------
                                                  237,775
                                                 --------

          ELECTRONICS - 2.7%
 2,260    Maxim Integrated Products............    77,269
 2,075    Xilinx, Inc.* .......................    52,518
                                                 --------
                                                  129,787
                                                 --------

          ENTERTAINMENT & LEISURE - 5.8%
24,667    Liberty Media Corp. - Class A* ......   285,151
                                                 --------

          FINANCIAL SERVICES - 1.9%
     9    Berkshire Hathaway, Inc. - Class B* .    21,870
 1,710    Citigroup, Inc. .....................    73,188
                                                 --------
                                                   95,058
                                                 --------

          HEALTH CARE PROVIDERS - 2.0%
 1,965    UnitedHealth Group, Inc. ............    98,741
                                                 --------

          HOUSEHOLD PRODUCTS - 0.4%
   655    Tiffany & Co. .......................    21,405
                                                 --------

          INFORMATION RETRIEVAL SERVICES - 2.6%
 3,900    Yahoo!, Inc.* .......................   127,764
                                                 --------

          INSURANCE - 5.8%
 1,625    AFLAC, Inc. .........................    49,969
 1,600    Marsh & McLennan Cos., Inc. .........    81,712
 1,835    Wellpoint Health Networks* ..........   154,690
                                                 --------
                                                  286,371
                                                 --------

          LODGING - 1.8%
 2,050    Mandalay Resort Group ...............    65,293
   710    Starwood Hotels & Resorts World .....    20,299
                                                 --------
                                                   85,592
                                                 --------

          MEDIA - BROADCASTING &
          PUBLISHING - 11.4%
 6,025    Clear Channel Communications* .......   255,400
 7,000    Viacom, Inc. - Class B*. ............   305,620
                                                 --------
                                                  561,020
                                                 --------

          MEDICAL SUPPLIES - 9.2%
 1,935    Alcon, Inc. .........................    88,430
 1,705    Biomet, Inc. ........................    48,865
 1,160    Boston Scientific Corp.* ............    70,876
 5,065    Medtronics, Inc. ....................   242,968
                                                 --------
                                                  451,139
                                                 --------

          OIL & GAS - 2.3%
 1,195    Anadarko Petroleum Corp. ............    53,142
   585    EOG Resources, Inc. .................    24,476
   900    Nabors Industries Ltd.* .............    35,595
                                                 --------
                                                  113,213
                                                 --------

          PHARMACEUTICALS - 13.5%
 2,760    Amgen, Inc.* ........................   183,374
   925    Cardinal Health, Inc. ...............    59,478
 2,355    Forest Laboratories - Class A* ......   128,936
 2,005    Genentech, Inc.* ....................   144,601
   560    Genzyme Corp.* ......................    23,408
   555    Johnson & Johnson ...................    28,694
   815    Novartis AG - ADR  ..................    32,445
 1,095    Teva Pharmaceutical Industries Ltd. -
            ADR ...............................    62,338
                                                 --------
                                                  663,274
                                                 --------

          PREPACKAGED SOFTWARE -   3.8%
 3,130    Check Point Software
            Technologies Ltd.* ................    61,192

   The accompanying notes are an integral part of these financial statements.

CAPITAL APPRECIATION FUND
ADVISED BY: JANUS CAPITAL MANAGEMENT LLC
PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2003

                                                   VALUE
SHARES                                            (NOTE 1)
------                                           ----------
          COMMON STOCKS (CONTINUED)
          PREPACKAGED SOFTWARE (CONTINUED)
   905    Electronic Arts, Inc.*  .............  $   66,961
 2,100    Veritas Software Corp.* .............      60,207
                                                 ----------
                                                    188,360
                                                 ----------

          RESTAURANTS - 0.8%
   945    Krispy Kreme Doughnuts, Inc.* .......      38,915
                                                 ----------

          RETAILERS - 4.3%
   970    Advanced Auto Parts, Inc.* ..........      59,073
 2,145    Amazon.com, Inc.* ...................      78,271
 3,935    Staples, Inc.* ......................      72,207
                                                 ----------
                                                    209,551
                                                 ----------

          TOTAL INVESTMENTS - 87.5%
          (Cost $3,804,121) ...................   4,299,878
          Other Assets and Liabilities
          (net) - 12.5% .......................     612,384
                                                 ----------
          TOTAL NET ASSETS - 100.0% ...........  $4,912,262
                                                 ==========

NOTES TO THE PORTFOLIO OF INVESTMENTS:
ADR - American Depository Receipt
* Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

EQUITY GROWTH FUND
ADVISED BY: VAN KAMPEN
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 2003

                                                   VALUE
SHARES                                            (NOTE 1)
------                                           ----------
          COMMON STOCKS - 96.2%
          APPAREL RETAILERS - 1.0%
 2,300    Abercrombie & Fitch Co. - Class A* ..  $   65,343
 1,050    Kohl's Corp.* .......................      53,949
   800    Limited, Inc. .......................      12,400
                                                 ----------
                                                    131,692
                                                 ----------

          BANKING - 3.5%
 2,750    American Express Co. ................     114,977
 4,300    Bank of New York Co., Inc. ..........     123,625
 1,500    Fifth Third Bancorp .................      86,010
 2,775    Wells Fargo Co. .....................     139,860
                                                 ----------
                                                    464,472
                                                 ----------

          BEVERAGES, FOOD & TOBACCO - 5.5%
 4,575    Altria Group, Inc. ..................     207,888
 1,400    Anheuser-Busch Cos., Inc. ...........      71,470
 4,775    Coca-Cola Co. .......................     221,608
 1,500    Kraft Foods, Inc. - Class A .........      48,825
 3,800    Pepsico, Inc. .......................     169,100
                                                 ----------
                                                    718,891
                                                 ----------

          BUILDING MATERIALS - 2.1%
 5,900    Home Depot, Inc. ....................     195,408
 1,800    Lowe's Cos. .........................      77,310
                                                 ----------
                                                    272,718
                                                 ----------

          COMMERCIAL SERVICES - 1.2%
 1,000    eBay, Inc.* .........................     104,180
 1,200    Weight Watchers International, Inc.*       54,588
                                                 ----------
                                                    158,768
                                                 ----------

          COMMUNICATIONS - 1.7%
 2,000    EchoStar Communications Corp. -
            Class A* ..........................      69,240
 2,600    Juniper Networks* ...................      32,162
 2,500    Qualcomm, Inc. ......................      89,375
   800    UTStarcom, Inc.*  ...................      28,456
                                                 ----------
                                                    219,233
                                                 ----------

          COMPUTER PROGRAMMING SERVICES - 0.1%
   500    Mercury Interactive Corp.* ..........      19,305
                                                 ----------

          COMPUTERS & INFORMATION - 6.3%
19,350    Cisco Systems, Inc.* ................     322,951
 6,150    Dell Computer Corp.* ................     196,554
 3,500    EMC Corp.* ..........................      36,645
 1,700    Emulex Corp.* .......................      38,709
 3,500    Hewlett-Packard Co. .................      74,550
 1,550    International Business Machines Corp.     127,875
 1,600    Jabil Circuit, Inc.*  ...............      35,360
   900    Seagate Technology, Inc.* ...........           0
                                                 ----------
                                                    832,644
                                                 ----------

          COSMETICS & PERSONAL CARE - 3.3%
 1,500    Colgate-Palmolive Co. ...............      86,925
 2,400    Gillette Co. ........................      76,464
 3,025    Procter & Gamble Co. ................     269,770
                                                 ----------
                                                    433,159
                                                 ----------

          DATA PROCESSING AND PREPARATION - 1.2%
 1,500    Automatic Data Processing ...........      50,790
 2,425    First Data Corp. ....................     100,492
                                                 ----------
                                                    151,282
                                                 ----------

          ELECTRONICS - 6.1%
 3,100    Altera Corp.* .......................      50,840
 2,200    Analog Devices, Inc.* ...............      76,604
 1,200    Broadcom Corp. - Class A* ...........      29,892
16,425    Intel Corp...........................     341,377
 2,775    Linear Technology Corp. .............      89,383
 2,300    Maxim Integrated Products. ..........      78,637
 1,000    Novellus Systems, Inc.* .............      36,621
 5,375    Texas Instruments, Inc. .............      94,600
                                                 ----------
                                                    797,954
                                                 ----------

          FINANCIAL SERVICES - 5.2%
11,214    Citigroup, Inc. .....................     479,959
   900    Goldman Sachs Group, Inc. ...........      75,375
 1,550    JP Morgan Chase & Co. ...............      52,979
 7,400    Schwab (Charles) Corp. ..............      74,666
                                                 ----------
                                                    682,979
                                                 ----------

          HEALTH CARE PROVIDERS - 1.4%
 1,400    Health Management Associates,
            Inc. - Class A ....................      25,830
 3,200    UnitedHealth Group, Inc. ............     160,800
                                                 ----------
                                                    186,630
                                                 ----------

          HEAVY MACHINERY - 1.9%
 7,025    Applied Materials, Inc.* ............     111,417
 1,875    Baker Hughes, Inc. ..................      62,944
 2,010    Smith International, Inc.* ..........      73,847
                                                 ----------
                                                    248,208
                                                 ----------

          HOME CONSTRUCTION, FURNISHINGS &
            APPLIANCES - 3.8%
17,250    General Electric Co. ................     494,730
                                                 ----------

          HOUSEHOLD PRODUCTS - 0.2%
   900    Tiffany & Co. .......................      29,412
                                                 ----------

          INDUSTRIAL - DIVERSIFIED - 1.9%
 1,950    3M Co. ..............................     251,511
                                                 ----------

   The accompanying notes are an integral part of these financial statements.

EQUITY GROWTH FUND
ADVISED BY: VAN KAMPEN
PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2003

                                                    VALUE
SHARES                                             (NOTE 1)
------                                           ------------
          COMMON STOCKS (CONTINUED)
          INFORMATION RETRIEVAL SERVICES - 0.4%
 1,700    Yahoo!, Inc.* .......................  $     55,692
                                                 ------------

          INSURANCE - 2.6%
 2,900    AFLAC, Inc. .........................        89,175
 4,550    American International Group.........       251,069
                                                 ------------
                                                      340,244
                                                 ------------

          MEDIA - BROADCASTING & PUBLISHING -
            5.5%
 4,925    Clear Channel Communications* .......       208,771
 3,750    Comcast Corp. - Class A* ............       113,175
   700    Gannett Co., Inc. ...................        53,767
 2,425    InterActiveCorp* ....................        95,957
 2,475    Univision Communications, Inc.  -
            Class A* ..........................        75,240
 3,900    Viacom, Inc. - Class B* .............       170,274
                                                 ------------
                                                      717,184
                                                 ------------

          MEDICAL SUPPLIES - 2.3%
   850    Boston Scientific Corp.* ............        51,935
 3,825    Medtronics, Inc. ....................       183,485
 1,200    St. Jude Medical, Inc.* .............        69,000
                                                 ------------
                                                      304,420
                                                 ------------

          OIL & GAS - 2.3%
 1,300    BJ Services Co.* ....................        48,568
 7,075    Exxon Mobil Corp. ...................       254,063
                                                 ------------
                                                      302,631
                                                 ------------

          PHARMACEUTICALS - 18.2%
 3,200    Abbott Laboratories..................       140,032
 1,200    AmerisourceBergen Corp. .............        83,220
 4,685    Amgen, Inc.* ........................       311,271
 2,200    Bristol-Myers Squibb Co. ............        59,730
 1,200    Celgene Corp.* ......................        36,480
 1,000    Forest Laboratories - Class A* ......        54,750
 1,450    Gilead Sciences, Inc.* ..............        80,591
 6,075    Johnson & Johnson ...................       314,078
 2,275    Lilly (Eli) & Co. ...................       156,907
 3,375    Merck & Co., Inc. ...................       204,356
21,475    Pfizer, Inc. ........................       733,371
 4,500    Wyeth ...............................       204,975
                                                 ------------
                                                    2,379,761
                                                 ------------

          PREPACKAGED SOFTWARE - 9.3%
 1,200    Adobe Systems, Inc. .................        38,484
34,900    Microsoft Corp. .....................       893,789
13,200    Oracle Corp.* .......................       158,664
 1,100    Peoplesoft, Inc.*  ..................        19,349
 1,700    Siebel Systems, Inc.* ...............        16,218
   950    Symantec Corp.* .....................        41,667
 1,750    Veritas Software Corp.* .............        50,173
                                                 ------------
                                                    1,218,344
                                                 ------------

          RESTAURANTS - 0.9%
 2,100    McDonald's Corp. ....................        46,326
 2,300    Yum! Brands, Inc.* ..................        67,988
                                                 ------------
                                                      114,314
                                                 ------------

          RETAILERS - 6.8%
 1,875    Bed Bath & Beyond, Inc.* ............        72,769
 3,300    Costco Wholesale Corp.* .............       120,780
 2,300    Dollar Tree Stores, Inc.* ...........        72,979
 2,500    Target Corp. ........................        94,600
 2,400    TJX Cos., Inc. ......................        45,216
 1,900    Walgreen Co. ........................        57,190
 8,025    Wal-Mart Stores, Inc. ...............       430,702
                                                 ------------
                                                      894,236
                                                 ------------

          TELEPHONE SYSTEMS - 1.5%
 4,100    AT&T Wireless Services, Inc.* .......        33,661
 4,000    Verizon Communications ..............       157,800
                                                 ------------
                                                      191,461
                                                 ------------

          TOTAL INVESTMENTS - 96.2%
            (Cost $12,040,268) ................    12,611,875
          Other Assets and Liabilities
            (net) - 3.8% ......................       491,470
                                                 ------------
          TOTAL NET ASSETS - 100.0% ...........  $ 13,103,345
                                                 ============

NOTES TO THE PORTFOLIO OF INVESTMENTS:
* Non-income producing security.


   The accompanying notes are an integral part of these financial statements.

DIVERSIFIED MID-CAP FUND
ADVISED BY: FIDELITY MANAGEMENT & RESEARCH COMPANY
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 2003

                                                  VALUE
SHARES                                           (NOTE 1)
------                                          ---------
           COMMON STOCKS - 95.3%
           ADVERTISING - 1.6%
1,050      Getty Images, Inc.* .............    $  43,365
  530      Lamar Advertising Co.* ..........       18,661
  340      Monster Worldwide, Inc.* ........        6,708
  670      Omnicom Group ...................       48,039
                                                ---------
                                                  116,773
                                                ---------

           AEROSPACE & DEFENSE - 0.5%
  940      Goodrich (B.F.) Co. .............       19,740
  226      Northrop Grumman Corp. ..........       19,502
                                                ---------
                                                   39,242
                                                ---------
           AIRLINES - 0.2%
1,170      Delta Air Lines, Inc. ...........       17,176
                                                ---------

           APPAREL RETAILERS - 1.1%
  440      Aeropostale, Inc.* ..............        9,451
1,406      Limited, Inc. ...................       21,793
  130      Nordstrom, Inc. .................        2,538
  690      Ross Stores, Inc. ...............       29,491
  740      Too, Inc.* ......................       14,985
                                                ---------
                                                   78,258
                                                ---------
           AUTOMOTIVE - 0.8%
  490      American Axle & Manufacturing
            Holdings, Inc.* ................       11,711
  300      BorgWarner, Inc. ................       19,320
1,110      Keystone Automotive Industries,
            Inc.* ..........................       20,269
  210      Winnebago Industries, Inc. ......        7,959
                                                ---------
                                                   59,259
                                                ---------
           BANKING - 6.2%
1,000      Bank of Hawaii Corp. ............       33,150
1,000      Banknorth Group, Inc. ...........       25,520
  110      City National Corp. .............        4,902
1,080      Commerce Bancorp, Inc. ..........       40,068
  240      Greenpoint Financial Corp. ......       12,226
1,660      Huntington Bancshares, Inc. .....       32,403
  270      M&T Bank Corp. ..................       22,739
  105      MBNA Corp. ......................        2,188
  580      National Commerce Financial Corp.       12,870
  900      Northern Trust Corp. ............       37,611
  500      Peoples Bank Bridgeport .........       14,495
  500      Popular Inc. ....................       19,295
  540      SLM Corp. .......................       21,152
1,680      SouthTrust Corp. ................       45,696
3,340      Sovereign Bancorp, Inc. .........       52,271
2,470      Synovus Financial Corp. .........       53,105
  710      Valley National Bank ............       18,708
                                                ---------
                                                  448,399
                                                ---------
           BEVERAGES, FOOD & TOBACCO - 2.0%
  800      Dean Foods Co.* .................       25,200
  500      J. M. Smucker Co. ...............       19,945
  190      McCormick & Co., Inc. ...........        5,168
1,800      Safeway, Inc.* ..................       36,828
  680      Tyson Foods, Inc. - Class A .....        7,222
1,130      UST, Inc. .......................       39,584
  180      Wrigley (Wm.) Jr. Co. ...........       10,121
                                                ---------
                                                  144,068
                                                ---------
           BUILDING MATERIALS -0.3%
  560      Fastenal Co. ....................       19,006
                                                ---------

           CHEMICALS - 2.7%
  360      Avery Dennison Corp. ............       18,072
1,120      Cytec Industries, Inc.* .........       37,856
  690      Ferro Corp. .....................       15,546
  570      Georgia Gulf Corp. ..............       11,286
1,370      Lyondell Chemical Co. ...........       18,536
2,510      Millennium Chemicals, Inc. ......       23,870
  900      PolyOne Corp. ...................        4,005
1,060      Praxair, Inc. ...................       63,706
                                                ---------
                                                  192,877
                                                ---------
           COAL - 0.2%
  400      Peabody Energy Corp. ............       13,436
                                                ---------
           COMMERCIAL SERVICES - 4.8%
  500      Cephalon, Inc.* .................       20,580
2,400      Concord EFS, Inc.* ..............       35,328
  400      Corinthian Colleges, Inc.* ......       19,428
  800      DeVry, Inc.* ....................       18,632
  140      Dun & Bradstreet Corp.* .........        5,754
1,830      Equifax, Inc. ...................       47,580
  620      Fluor Corp. .....................       20,857
   25      Hudson Highland Group, Inc.* ....          475
1,960      IKON Office Solutions, Inc. .....       17,444
  680      Labor Ready, Inc.* ..............        4,876
1,410      Manpower, Inc. ..................       52,297
  210      Monro Muffler, Inc.* ............        5,935
  860      National Processing, Inc.* ......       13,829
1,660      Republic Services, Inc.* ........       37,632

   The accompanying notes are an integral part of these financial statements.

DIVERSIFIED MID-CAP FUND
ADVISED BY: FIDELITY MANAGEMENT & RESEARCH COMPANY
PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2003

                                                                         VALUE
SHARES                                                                 (NOTE 1)
------                                                                 ---------
             COMMON STOCKS (CONTINUED)
             COMMERCIAL SERVICES (CONTINUED)
1,310        Robert Half International, Inc.* .......................  $  24,811
  710        Tech Data Corp.* .......................................     18,964
                                                                       ---------
                                                                         344,422
                                                                       ---------

             COMMUNICATIONS - 0.9%
1,260        American Tower Corp. - Class A* ........................     11,151
2,090        Comverse Technology, Inc.* .............................     31,413
  310        Harris Corp. ...........................................      9,315
  960        Polycom, Inc.* .........................................     13,306
                                                                       ---------
                                                                          65,185
                                                                       ---------

             COMPUTER INTEGRATED SYSTEMS DESIGN - 1.6%
1,000        Autodesk, Inc. .........................................     16,160
1,290        Cadence Design Systems, Inc.* ..........................     15,557
  910        Computer Sciences Corp.* ...............................     34,689
  170        Radisys Corp.* .........................................      2,244
  690        Reynolds & Reynolds Co. - Class A ......................     19,706
  440        Synopsys, Inc.* ........................................     27,214
                                                                       ---------
                                                                         115,570
                                                                       ---------

             COMPUTER RELATED SERVICES - 0.3%
  500        GTECH Holdings Corp.* ..................................     18,825
                                                                       ---------

             COMPUTER SOFTWARE & PROCESSING - 0.1%
  320        Ingram Micro, Inc. - Class A* ..........................      3,520
                                                                       ---------

             COMPUTERS & INFORMATION - 2.5%
1,900        Apple Computer, Inc.* ..................................     36,328
  270        Diebold, Inc. ..........................................     11,677
  380        International Game Technology* .........................     38,885
  500        Lexmark International, Inc.* ...........................     35,385
  200        NetScreen Technologies, Inc.* ..........................      4,510
  900        Storage Technology Corp.* ..............................     23,166
2,550        Symbol Technologies, Inc. ..............................     33,175
                                                                       ---------
                                                                         183,126
                                                                       ---------

             CONTAINERS & PACKAGING - 0.5%
1,930        Owens-Illinois, Inc.* ..................................     26,576
  640        Packaging Corp of America* .............................     11,795
                                                                       ---------
                                                                          38,371
                                                                       ---------

             COSMETICS & PERSONAL CARE - 0.1%
   80        Avon Products ..........................................      4,976
                                                                       ---------

             DATA PROCESSING AND PREPARATION - 1.0%
  600        Affiliated Computer Services, Inc.- Class A* ...........     27,438
  900        BISYS Group, Inc.* .....................................     16,533
  880        Ceridian Corp.* ........................................     14,934
1,810        Intercept Group, Inc.* .................................     15,132
                                                                       ---------
                                                                          74,037
                                                                       ---------

             ELECTRIC UTILITIES - 6.8%
1,320        Ameren Corp. ...........................................     58,212
  880        Cinergy Corp. ..........................................     32,375
3,560        Citizens Communications Co.* ...........................     45,888
  270        Dominion Resources, Inc. ...............................     17,353
  690        DTE Energy Co. .........................................     26,662
  350        Entergy Corp. ..........................................     18,473
1,180        FirstEnergy Corp. ......................................     45,371
1,510        KeySpan Corp. ..........................................     53,529
1,280        NiSource, Inc. .........................................     24,320
2,000        PG&E Corp.* ............................................     42,300
3,200        Reliant Resources, Inc.* ...............................     19,616
  890        SCANA Corp. ............................................     30,509
1,500        TXU Corp. ..............................................     33,675
1,230        Westar Energy, Inc. ....................................     19,963
  890        Wisconsin Energy Corp. .................................     25,810
                                                                       ---------
                                                                         494,056
                                                                       ---------

             ELECTRONICS - 3.5%
  380        Amphenol Corp. - Class A* ..............................     17,792
2,970        Avnet, Inc.* ...........................................     37,660
1,660        Broadcom Corp. - Class A* ..............................     41,351
  600        Cymer, Inc.* ...........................................     18,936
  890        Fairchild Semiconductor Corp. - Class A* ...............     11,383
  680        Intersil Holding Corp.* ................................     18,095
  600        Marvell Technology Group Ltd.* .........................     20,622
1,190        National Semiconductor Corp.* ..........................     23,467
  940        Nvidia Corp.* ..........................................     21,629
  120        QLogic Corp.* ..........................................      5,800
2,700        Sanmina Corp.* .........................................     17,037
1,580        Vishay Intertechnology,  Inc.* .........................     20,856
                                                                       ---------
                                                                         254,628
                                                                       ---------

             ENTERTAINMENT & LEISURE - 0.4%
  300        Harrah's Entertainment, Inc.* ..........................     12,072
  480        SCP Pool Corp.* ........................................     16,512
                                                                       ---------
                                                                          28,584
                                                                       ---------

   The accompanying notes are an integral part of these financial statements.

DIVERSIFIED MID-CAP FUND
ADVISED BY: FIDELITY MANAGEMENT & RESEARCH COMPANY
PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2003

                                                                   VALUE
SHARES                                                            (NOTE 1)
------                                                            --------
        COMMON STOCKS (CONTINUED)
        FINANCIAL SERVICES - 7.3%
1,140   Apartment Investment &
          Management Co. - Class A REIT ....................    $     39,444
  550   Avalonbay Communities, Inc. REIT ...................          23,452
  480   Bear Stearns Cos., Inc. ............................          34,762
   17   Berkshire Hathaway, Inc. - Class B* ................          41,310
  600   Boston Properties, Inc. REIT .......................          26,280
  500   CBL & Associates Properties, Inc. REIT .............          21,500
  500   Countrywide Financial Corp.                                   34,785
1,480   Duke Realty Corp. REIT .............................          40,774
1,190   Equity Residential REIT ............................          30,880
  810   Federated Investors, Inc. - Class B ................          22,210
  370   General Growth Properties, Inc. REIT ...............          23,103
  640   Hospitality Properties Trust REIT ..................          20,000
  420   Lehman Brothers Holdings, Inc. .....................          27,922
  840   Prologis Trust REIT ................................          22,932
  770   Public Storage, Inc. REIT ..........................          26,080
  730   Reckson Associates Realty Corp. REIT ...............          15,228
  180   Simon Property Group, Inc. REIT ....................           7,025
  320   T. Rowe Price Group, Inc. ..........................          12,080
  610   Vornado Realty Trust REIT ..........................          26,596
1,180   Waddell & Reed Financial, Inc. - Class A ...........          30,291
                                                                ------------
                                                                     526,654
                                                                ------------

        FOOD RETAILERS - 0.3%
  400   Whole Foods Market, Inc.* ..........................          19,012
                                                                ------------

        FOREST PRODUCTS & PAPER - 1.1%
  510   Bowater, Inc. ......................................          19,099
2,780   Pactiv Corp.* ......................................          54,794
  170   Temple-Inland, Inc. ................................           7,295
                                                                ------------
                                                                      81,188
                                                                ------------
        HEALTH CARE PROVIDERS - 2.8%
  850   Accredo Health, Inc.* ..............................          18,530
  330   Anthem, Inc.* ......................................          25,459
1,780   Community Health Systems, Inc.* ....................          34,336
  500   Coventry Health Care, Inc.* ........................          23,080
  700   Edwards Lifesciences Corp.* ........................          22,498
1,340   Health Management Associates,
          Inc. - Class A ...................................          24,723
1,600   Humana Inc.* .......................................          24,160
  810   Universal Health Services - Class B* ...............          32,092
                                                                ------------
                                                                     204,878
                                                                ------------
        HEAVY CONSTRUCTION - 0.7%
  540   Centex Corp. .......................................          42,007
   80   Lennar Corp. - Class A .............................           5,720
    8   Lennar Corp. - Class B .............................             550
                                                                ------------
                                                                      48,277
                                                                ------------
        HEAVY MACHINERY - 3.4%
1,420   AGCO Corp.* ........................................          24,254
  380   American Standard Cos.* ............................          28,093
  370   Baker Hughes, Inc. .................................          12,421
  670   Grainger (W.W.), Inc. ..............................          31,329
  660   Grant Prideco, Inc.* ...............................           7,755
  300   Kennametal, Inc. ...................................          10,152
  360   Lam Research Corp.* ................................           6,556
  140   NACCO Industries, Inc. - Class A ...................           8,252
  240   National-Oilwell, Inc.* ............................           5,280
1,030   Parker Hannifin Corp. ..............................          43,250
1,100   Pentair, Inc. ......................................          42,966
  690   Smith International,  Inc.* ........................          25,351
                                                                ------------
                                                                     245,659
                                                                ------------
        HOME CONSTRUCTION, FURNISHINGS &
          APPLIANCES - 2.1%
1,320   D.R. Horton, Inc. ..................................          37,092
  200   HON Industries, Inc. ...............................           6,100
  460   KB Home ............................................          28,511
1,650   Leggett & Platt, Inc. ..............................          33,825
  350   Ryland Group, Inc. .................................          24,290
  750   Standard-Pacific Corp. .............................          24,870
                                                                ------------
                                                                     154,688
                                                                ------------
        HOUSEHOLD PRODUCTS - 0.8%
  700   Fortune Brands, Inc. ...............................          36,540
  670   Snap-On, Inc. ......................................          19,450
                                                                ------------
                                                                      55,990
                                                                ------------

        INDUSTRIAL - DIVERSIFIED - 0.1%
  100   Danaher Corp. ......................................           6,805
                                                                ------------

   The accompanying notes are an integral part of these financial statements.

DIVERSIFIED MID-CAP FUND
ADVISED BY: FIDELITY MANAGEMENT & RESEARCH COMPANY
PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2003

                                                                   VALUE
SHARES                                                            (NOTE 1)
------                                                            --------
        COMMON STOCKS (CONTINUED)
        INFORMATION RETRIEVAL SERVICES - 0.6%
   93   Choicepoint, Inc.* .................................    $      3,210
1,190   Yahoo!, Inc.* ......................................          38,984
                                                                ------------
                                                                      42,194
                                                                ------------
        INSURANCE - 6.3%
  400   ACE Ltd. ...........................................          13,716
1,000   Aetna, Inc. ........................................          60,200
  160   Allmerica Financial Corp.* .........................           2,878
  280   AMBAC Financial Group, Inc. ........................          18,550
  380   Berkley (Wr) Corp. .................................          20,026
  460   Cincinnati Financial Corp. .........................          17,061
  837   Fidelity National Financial, Inc. ..................          25,746
  570   Hartford Financial Services Group ..................          28,705
1,190   HCC Insurance Holdings, Inc. .......................          35,188
  960   Lincoln National Corp. .............................          34,205
   70   Markel Corp.* ......................................          17,920
1,350   MBIA, Inc. .........................................          65,812
1,130   Old Republic International Corp. ...................          38,725
1,270   Radian Group, Inc. .................................          46,545
  890   St. Paul Cos. ......................................          32,494
                                                                ------------
                                                                     457,771
                                                                ------------
        LODGING - 0.0%
   70   Marriott International, Inc. -
          Class A ..........................................           2,689
                                                                ------------
        MEDIA - BROADCASTING & PUBLISHING - 3.4%
  780   Banta Corp. ........................................          25,249
  250   Belo (A.H.) Corp. - Series A .......................           5,590
  260   Cablevision Systems Corp. - Class A* ...............           5,398
  710   Clear Channel Communications* ......................          30,097
  280   Comcast Corp. - Special Class A* ...................           8,072
  200   Emmis Communications Corp.* ........................           4,590
1,630   Fox Entertainment Group, Inc. - Class A* ...........          46,911
  500   Radio One, Inc. - Class D* .........................           8,885
  660   Scripps (E.W.) Co. .................................          58,555
  900   Univision Communications, Inc. - Class A* ..........          27,360
1,400   Vivendi Universal SA - ADR* ........................          25,816
                                                                ------------
                                                                     246,523
                                                                ------------
        MEDICAL SUPPLIES - 4.7%
  500   Allergan, Inc. .....................................          38,550
  330   Bard (C.R.), Inc. ..................................          23,532
1,100   Becton Dickinson & Co. .............................          42,735
1,280   Biomet, Inc. .......................................          36,685
  370   Dentsply International, Inc. .......................          15,133
  150   Eaton Corp. ........................................          11,791
1,090   KLA - Tencor Corp.* ................................          50,674
  350   Millipore Corp.* ...................................          15,529
  840   St. Jude Medical, Inc.* ............................          48,300
  800   Steris Corp.* ......................................          18,472
  500   Teradyne, Inc.* ....................................           8,655
1,430   Thermo Electron Corp.* .............................          30,059
                                                                ------------
                                                                     340,115
                                                                ------------
        METALS - 2.4%
  920   Alcan, Inc. ........................................          28,787
  670   Engelhard Corp. ....................................          16,596
1,740   Freeport-McMoran Copper & Gold, Inc. - Class B .....          42,630
  980   Goldcorp, Inc. .....................................          11,760
1,350   Masco Corp. ........................................          32,197
  400   Nucor Corp. ........................................          19,540
  500   Phelps Dodge Corp.* ................................          19,170
                                                                ------------
                                                                     170,680
                                                                ------------
        OIL & GAS - 6.4%
  604   Apache Corp. .......................................          39,296
  550   BJ Services Co.* ...................................          20,548
  650   Burlington Resources, Inc. .........................          35,145
  812   Devon Energy Corp. .................................          43,361
1,100   Ensco International, Inc. ..........................          29,590
1,120   Equitable Resources, Inc. ..........................          45,629
  710   Kinder Morgan, Inc. ................................          38,801
  650   Noble Corp.* .......................................          22,295
  790   Pioneer Natural Resources Co.* .....................          20,619
1,100   Pride International, Inc.* .........................          20,702
  500   Rowan Cos., Inc.* ..................................          11,200
1,670   Suncor Energy, Inc. ................................          31,313
  480   Talisman Energy, Inc. ..............................          22,008
  950   Valero Energy Corp. ................................          34,514
  820   Weatherford International Ltd.* ....................          34,358
  740   XTO Energy, Inc. ...................................          14,881
                                                                ------------
                                                                     464,260
                                                                ------------
        PHARMACEUTICALS - 4.4%
  620   AmerisourceBergen Corp. ............................          42,997
  600   Angiotech Pharmaceuticals, Inc.* ...................          24,444
  770   Biogen, Inc.* ......................................          29,260

   The accompanying notes are an integral part of these financial statements.

DIVERSIFIED MID-CAP FUND
ADVISED BY: FIDELITY MANAGEMENT & RESEARCH COMPANY
PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2003

                                                                    VALUE
SHARES                                                             (NOTE 1)
------                                                             --------
        COMMON STOCKS (CONTINUED)
        PHARMACEUTICALS (CONTINUED)
  500   Biovail Corp.* .....................................    $     23,530
  530   Charles River Laboratories International, Inc.* ....          17,055
  640   Gilead Sciences, Inc.* .............................          35,571
  500   Idec Pharmaceuticals Corp.* ........................          17,000
  140   Invitrogen Corp.* ..................................           5,372
1,000   Ivax Corp.* ........................................          17,850
1,480   McKesson Corp. .....................................          52,895
  560   Medimmune, Inc.* ...................................          20,367
  400   Shire Pharmaceuticals Plc - ADR* ...................           7,880
  600   Watson Pharmaceuticals, Inc.* ......................          24,222
                                                                ------------
                                                                     318,443
                                                                ------------
        PREPACKAGED SOFTWARE - 2.7%
  720   Activision, Inc.* ..................................           9,302
1,880   Adobe Systems, Inc. ................................          60,292
2,420   Citrix Systems, Inc.* ..............................          49,271
2,910   Compuware Corp.* ...................................          16,791
1,400   Legato Systems, Inc.* ..............................          11,746
1,210   Network Associates, Inc.* ..........................          15,343
1,960   Quest Software, Inc.* ..............................          23,324
  410   Veritas Software Corp.* ............................          11,755
                                                                ------------
                                                                     197,824
                                                                ------------
        REAL ESTATE - 0.3%
  860   Catellus Development Corp.* ........................          18,920
                                                                ------------
        RESTAURANTS - 1.0%
  670   Darden Restaurants, Inc. ...........................          12,717
  410   Outback Steakhouse, Inc. ...........................          15,990
  920   Wendy's International, Inc. ........................          26,652
  460   Yum! Brands, Inc.* .................................          13,598
                                                                ------------
                                                                      68,957
                                                                ------------
        RETAILERS - 3.4%
  555   Best Buy Co., Inc.* ................................          24,376
1,840   Big Lots, Inc.* ....................................          27,674
1,070   Borders Group, Inc.* ...............................          18,843
1,160   CVS Corp. ..........................................          32,515
  790   Dollar Tree Stores, Inc.* ..........................          25,067
2,410   Office Depot, Inc.* ................................          34,969
  770   PETCO Animal Supplies, Inc.* .......................          16,740
1,690   PETsSMART, Inc.* ...................................          28,172
4,700   Rite Aid Corp.* ....................................          20,915
1,440   Saks, Inc.* ........................................          13,968
                                                                ------------
                                                                     243,239
                                                                ------------
        TELEPHONE SYSTEMS - 1.2%
  890   CenturyTel, Inc. ...................................          31,017
5,360   Qwest Communications International* ................          25,621
4,800   Sprint Corp. (PCS Group)* ..........................          27,600
                                                                ------------
                                                                      84,238
                                                                ------------
        TEXTILES, CLOTHING & FABRICS - 0.2%
  230   Mohawk Industries, Inc.* ...........................          12,772
                                                                ------------
        TRANSPORTATION - 1.5%
  320   Canadian National Railway Co. ......................          15,443
  630   CSX Corp. ..........................................          18,957
1,130   Fleetwood Enterprises, Inc.* .......................           8,362
1,800   Norfolk Southern Corp. .............................          34,560
  720   Sabre Holdings Corp. ...............................          17,748
  500   United Defense Industries, Inc.* ...................          12,970
                                                                ------------
                                                                     108,040
                                                                ------------
        WATER COMPANIES - 0.1%
  135   Philadelphia Suburban Corp. ........................           3,291
                                                                ------------
        TOTAL COMMON STOCKS
          (Cost $6,667,751) ................................    $  6,876,901
                                                                ------------
        MUTUAL FUNDS - 3.8%
        FINANCIAL SERVICES - 3.8%
4,900   iShares Russell Midcap Index Fund
          (Cost $277,574) ..................................    $    272,489
                                                                ------------
        TOTAL INVESTMENTS - 99.1%
          (Cost $6,945,325) ................................       7,149,390
        Other Assets and Liabilities
          (net) - 0.9% .....................................          68,064
                                                                ------------
        TOTAL NET ASSETS - 100.0% ..........................    $  7,217,454
                                                                ============

NOTES TO THE PORTFOLIO OF INVESTMENTS:
ADR - American Depository Receipt
REIT - Real Estate Investment Trust
* Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

MID CAP VALUE FUND
ADVISED BY: VAN KAMPEN ASSET MANAGEMENT INC.
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 2003

                                                                   VALUE
SHARES                                                            (NOTE 1)
------                                                            --------
         COMMON STOCKS - 97.8%
         ADVERTISING - 2.0%
24,450   Interpublic Group Cos., Inc. ......................    $    327,141
                                                                ------------
         AEROSPACE & DEFENSE - 2.8%
22,520   Goodrich (B.F.) Co. ...............................         472,920
                                                                ------------
         BANKING - 5.4%
 9,990   Compass Bancshares, Inc. ..........................         348,951
35,220   Sovereign Bancorp, Inc. ...........................         551,193
                                                                ------------
                                                                     900,144
                                                                ------------
         BEVERAGES, FOOD & TOBACCO - 1.7%
14,300   Pepsi Bottling Group, Inc. ........................         286,286
                                                                ------------
         CHEMICALS - 2.2%
36,940   Hercules, Inc.* ...................................         365,706
                                                                ------------
         COMMERCIAL SERVICES - 12.2%
66,000   Bearingpoint, Inc.* ...............................         636,900
15,140   Equifax, Inc. .....................................         393,640
 9,230   Manpower, Inc. ....................................         342,341
31,080   Monsanto Co. ......................................         672,571
                                                                ------------
                                                                   2,045,452
                                                                ------------
         COMPUTER INTEGRATED SYSTEMS DESIGN - 2.9%
40,590   Cadence Design Systems, Inc.* .....................         489,515
                                                                ------------
         DATA PROCESSING AND PREPARATION - 4.3%
17,210   BISYS Group, Inc.* ................................         316,148
22,390   IMS Health, Inc. ..................................         402,796
                                                                ------------
                                                                     718,944
                                                                ------------
         ELECTRIC UTILITIES - 6.6%
11,730   Entergy Corp. .....................................         619,109
11,500   PPL Corp. .........................................         494,500
                                                                ------------
                                                                   1,113,609
                                                                ------------
         ELECTRONICS - 3.4%
87,610   Advanced Micro Devices* ...........................         561,580
                                                                ------------
         FINANCIAL SERVICES - 2.5%
12,380   Edwards (A.G.), Inc. ..............................         423,396
                                                                ------------
         FOREST PRODUCTS & PAPER - 2.1%
 8,170   Temple-Inland, Inc. ...............................         350,575
                                                                ------------
         INSURANCE - 12.4%
18,550   ACE Ltd. ..........................................         636,079
23,520   AON Corp. .........................................         566,362
 6,190   Arthur J. Gallagher & Co. .........................         168,368
 7,800   Chubb Corp. .......................................         468,000
18,340   Ohio Casualty Corp.* ..............................         241,721
                                                                ------------
                                                                   2,080,530
                                                                ------------
         LODGING - 2.7%
15,640   Starwood Hotels & Resorts World....................         447,148
                                                                ------------
         MEDIA - BROADCASTING & PUBLISHING - 5.6%
 3,580   Dow Jones & Co., Inc. .............................         154,047
24,840   Reuters Group Plc - ADR ...........................         436,687
11,400   Scholastic Corp.* .................................         339,492
                                                                ------------
                                                                     930,226
                                                                ------------
         MEDICAL SUPPLIES - 2.7%
12,180   Bausch & Lomb, Inc. ...............................         456,750
                                                                ------------
         METALS - 2.7%
13,870   Hubbell, Inc. - Class B ...........................         459,097
                                                                ------------
         OIL & GAS - 10.0%
15,300   GlobalSantaFe Corp. ...............................         357,102
16,420   Newfield Exploration Co.* .........................         616,571
18,630   Transocean Sedco Forex, Inc.* .....................         409,301
 7,820   Valero Energy Corp. ...............................         284,101
                                                                ------------
                                                                   1,667,075
                                                                ------------
         PHARMACEUTICALS - 6.9%
29,170   Ivax Corp.* .......................................         520,684
15,610   Watson Pharmaceuticals, Inc.* .....................         630,176
                                                                ------------
                                                                   1,150,860
                                                                ------------
         RETAILERS - 3.9%
 9,750   Borders Group, Inc.* ..............................         171,698
12,050   Zale Corp.* .......................................         482,000
                                                                ------------
                                                                     653,698
                                                                ------------
         TRANSPORTATION - 2.8%
18,880   Sabre Holdings Corp. ..............................         465,392
                                                                ------------
         TOTAL INVESTMENTS - 97.8%
           (Cost $14,655,664) ..............................      16,366,044
         Other Assets and Liabilities
           (net) - 2.2% ....................................         374,923
                                                                ------------
         TOTAL NET ASSETS - 100.0% .........................    $ 16,740,967
                                                                ============

NOTES TO THE PORTFOLIO OF INVESTMENTS:
ADR - American Depository Receipt
* Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

CAPITAL GROWTH FUND
ADVISED BY: GOLDMAN SACHS ASSET MANAGEMENT, L.P.
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 2003

                                                                   VALUE
SHARES                                                            (NOTE 1)
------                                                            --------
         COMMON STOCKS - 94.5%
         ADVERTISING - 0.3%
   800   Lamar Advertising Co.* ............................    $     28,168
                                                                ------------
         AEROSPACE & DEFENSE - 0.4%
   500   Lockheed Martin Corp. .............................          23,785
   400   Raytheon Co. ......................................          13,136
                                                                ------------
                                                                      36,921
                                                                ------------
         BANKING - 7.7%
 2,000   Bank of America Corp. .............................         158,060
   800   Bank of New York Co., Inc. ........................          23,000
 3,500   Fannie Mae ........................................         236,040
 6,050   MBNA Corp. ........................................         126,082
   600   SLM Corp. .........................................          23,502
 2,200   State Street Corp. ................................          86,680
 2,200   Wells Fargo Co. ...................................         110,880
                                                                ------------
                                                                     764,244
                                                                ------------
         BEVERAGES, FOOD & TOBACCO - 5.4%
 3,200   Coca-Cola Co. .....................................         148,512
 5,760   Pepsico, Inc. .....................................         256,320
 2,400   Wrigley (Wm.) Jr. Co. .............................         134,952
                                                                ------------
                                                                     539,784
                                                                ------------
         BUILDING MATERIALS - 0.4%
 1,000   Lowe's Cos. .......................................          42,950
                                                                ------------
         CHEMICALS - 0.9%
 2,200   Du Pont (E.I.) de Nemours .........................          91,608
                                                                ------------
         COMMERCIAL SERVICES - 2.6%
 9,300   Cendant Corp.* ....................................         170,376
   400   Moody's Corp. .....................................          21,084
   700   Paychex, Inc. .....................................          20,517
 1,100   Valassis Communications, Inc.* ....................          28,292
   600   Waste Management, Inc. ............................          14,454
                                                                ------------
                                                                     254,723
                                                                ------------
         COMMUNICATIONS - 2.6%
 5,700   Crown Castle International Corp.* .................          44,289
 3,100   EchoStar Communications Corp. - Class A* ..........         107,322
 2,840   Qualcomm, Inc. ....................................         101,530
                                                                ------------
                                                                     253,141
                                                                ------------
         COMPUTERS & INFORMATION - 6.1%
12,500   Cisco Systems, Inc.* ..............................         208,625
 5,900   Dell Computer Corp.* ..............................         188,564
 8,800   EMC Corp.* ........................................          92,136
 1,400   International Business Machines Corp. .............         115,500
                                                                ------------
                                                                     604,825
                                                                ------------
         COSMETICS & PERSONAL CARE - 4.1%
 1,400   Avon Products .....................................          87,080
 2,100   Colgate-Palmolive Co. .............................         121,695
 1,900   Gillette Co. ......................................          60,534
 1,500   Procter & Gamble Co. ..............................         133,770
                                                                ------------
                                                                     403,079
                                                                ------------
         DATA PROCESSING AND PREPARATION - 2.3%
   600   Automatic Data Processing .........................          20,316
 4,900   First Data Corp. ..................................         203,056
                                                                ------------
                                                                     223,372
                                                                ------------
         ELECTRONICS - 4.2%
 1,600   Energizer Holdings, Inc.* .........................          50,240
11,200   Intel Corp. .......................................         232,781
 5,300   Texas Instruments, Inc. ...........................          93,280
 1,400   Xilinx, Inc.* .....................................          35,434
                                                                ------------
                                                                     411,735
                                                                ------------
         ENTERTAINMENT & LEISURE - 1.5%
   500   Harrah's Entertainment, Inc.* .....................          20,120
 8,700   Liberty Media Corp. - Class A* ....................         100,572
 2,200   Metro-Goldwyn-Mayer, Inc.* ........................          27,324
                                                                ------------
                                                                     148,016
                                                                ------------
         FINANCIAL SERVICES - 5.7%
 5,600   Citigroup, Inc. ...................................         239,680
 3,900   Freddie Mac .......................................         198,003
   700   Merrill Lynch & Co. ...............................          32,676
   800   Morgan Stanley ....................................          34,200
 6,550   Schwab (Charles) Corp. ............................          66,089
                                                                ------------
                                                                     570,648
                                                                ------------
         FOREST PRODUCTS & PAPER - 1.0%
 1,600   International Paper Co. ...........................          57,168
   800   Weyerhaeuser Co. ..................................          43,200
                                                                ------------
                                                                     100,368
                                                                ------------
         HEAVY MACHINERY - 0.2%
   300   United Technologies Corp. .........................          21,249
                                                                ------------

   The accompanying notes are an integral part of these financial statements.

CAPITAL GROWTH FUND
ADVISED BY:  GOLDMAN SACHS ASSET MANAGEMENT, L.P.
PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2003

                                                                   VALUE
SHARES                                                            (NOTE 1)
------                                                          -----------
              COMMON STOCKS (CONTINUED)
              HOME CONSTRUCTION, FURNISHINGS &
                 APPLIANCES - 2.9%
10,100        General Electric Co........................       $   289,668
                                                                -----------
              INDUSTRIAL - DIVERSIFIED - 1.0%
   800        3M Co. ....................................           103,184
                                                                -----------
              INFORMATION RETRIEVAL SERVICES - 1.7%
10,450        AOL Time Warner, Inc.* ....................           168,140
                                                                -----------
              INSURANCE - 3.0%
 2,100        AMBAC Financial Group, Inc. ...............           139,125
 2,900        American International Group. .............           160,022
                                                                -----------
                                                                    299,147
                                                                -----------
              LODGING - 1.6%
 2,900        Marriott International, Inc. -
                Class A .................................           111,418
 1,800        Starwood Hotels & Resorts World ...........            51,462
                                                                -----------
                                                                    162,880
                                                                -----------

              MEDIA - BROADCASTING & PUBLISHING - 7.4%
 2,862        Cablevision Systems Corp. -
                Class A* ................................            59,415
 3,276        Clear Channel Communications* .............           138,870
   800        Cox Communications, Inc. -
                Class A* ................................            25,520
   600        Gannett Co., Inc. .........................            46,086
   200        Mcgraw-Hill Cos., Inc. ....................            12,400
 1,500        New York Times Co. - Class A. .............            68,250
 3,500        Univision Communications, Inc. -
                Class A* ................................           106,400
 6,436        Viacom, Inc. - Class B* ...................           280,996
                                                                -----------
                                                                    737,937
                                                                -----------
              OIL & GAS - 5.4%
   600        Anadarko Petroleum Corp. ..................            26,682
   420        Apache Corp. ..............................            27,325
 1,585        ChevronTexaco Corp. .......................           114,437
 9,520        Exxon Mobil Corp. .........................           341,863
   600        Schlumberger Ltd. .........................            28,542
                                                                -----------
                                                                    538,849
                                                                -----------
              PHARMACEUTICALS - 12.6%
 1,400        Amgen, Inc.* ..............................            93,016
 2,900        Bristol-Myers Squibb Co. ..................            78,735
 4,300        Johnson & Johnson  ........................           222,310
 2,700        Lilly (Eli) & Co. .........................           186,219
 1,600        Merck & Co., Inc. .........................            96,880
10,525        Pfizer, Inc. ..............................           359,429
 2,500        Schering-Plough Corp. .....................            46,500
 3,600        Wyeth .....................................           163,980
                                                                -----------
                                                                  1,247,069
                                                                -----------
              PREPACKAGED SOFTWARE - 6.0%
 1,900        Intuit, Inc.* .............................            84,607
18,500        Microsoft Corp. ...........................           473,785
 3,500        Oracle Corp.* .............................            42,070
                                                                -----------
                                                                    600,462
                                                                -----------
              RETAILERS - 4.8%
 1,000        Dollar Tree Stores, Inc.* .................            31,730
 1,300        Family Dollar Stores ......................            49,595
 1,100        Walgreen Co. ..............................            33,110
 6,800        Wal-Mart Stores, Inc.. ....................           364,956
                                                                -----------
                                                                    479,391
                                                                -----------
              TELEPHONE SYSTEMS - 1.8%
 3,500        SBC Communications, Inc. ..................            89,425
 2,164        Verizon Communications ....................            85,370
                                                                -----------
                                                                    174,795
                                                                -----------
              TRANSPORTATION - 0.9%
 3,700        Sabre Holdings Corp. ......................            91,205
                                                                -----------
              TOTAL COMMON STOCKS
                (Cost $10,502,303) ......................       $ 9,387,558
                                                                -----------
              MUTUAL FUNDS - 4.4%
              FINANCIAL SERVICES - 4.4%
 4,500        S&P 500 Depositary Receipt
                (Cost $436,102) .........................       $   439,335
                                                                -----------
              TOTAL INVESTMENTS - 98.9%
                (Cost $10,938,405) ......................         9,826,893
              Other Assets and Liabilities
                (net) - 1.1% ............................           106,237
                                                                -----------
              TOTAL NET ASSETS - 100.0% .................       $ 9,933,130
                                                                ===========

             NOTES TO THE PORTFOLIO OF INVESTMENTS:
             * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

BLUE CHIP FUND
ADVISED BY: A I M CAPITAL MANAGEMENT, INC.
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 2003

                                                                   VALUE
SHARES                                                            (NOTE 1)
------                                                          -----------
              COMMON STOCKS - 97.9%
              ADVERTISING - 1.2%
1,100         Omnicom Group .............................       $    78,870
                                                                -----------

              AEROSPACE & DEFENSE - 0.8%
1,150         Lockheed Martin Corp. .....................            54,705
                                                                -----------

              APPAREL RETAILERS - 1.2%
2,400         Gap, Inc. .................................            45,024
  750         Kohl's Corp.* .............................            38,535
                                                                -----------
                                                                     83,559
                                                                -----------

              AUTOMOTIVE - 0.2%
  350         Harley-Davidson, Inc. .....................            13,951
                                                                -----------

              BANKING - 9.1%
2,300         American Express Co. ......................            96,163
1,950         Bank of America Corp. .....................           154,108
1,800         Fannie Mae ................................           121,392
1,300         Fifth Third Bancorp .......................            74,542
1,650         SLM Corp. .................................            64,630
2,100         Wells Fargo Co. ...........................           105,840
                                                                -----------
                                                                    616,675
                                                                -----------

              BEVERAGES, FOOD & TOBACCO - 3.4%
1,100         Anheuser-Busch Cos., Inc. .................            56,155
1,100         Coca-Cola Co. .............................            51,051
1,250         Pepsico, Inc. .............................            55,625
2,400         Sysco Corp. ...............................            72,096
                                                                -----------
                                                                    234,927
                                                                -----------

              BUILDING MATERIALS - 1.7%
3,600         Home Depot, Inc. ..........................           119,232
                                                                -----------

              CHEMICALS - 0.9%
  900         Air Products & Chemicals, Inc. ............            37,440
  500         Du Pont (E.I.) de Nemours .................            20,820
                                                                -----------
                                                                     58,260
                                                                -----------

              COMMERCIAL SERVICES - 1.4%
  700         Apollo Group, Inc. - Class A* .............            43,232
  350         eBay, Inc.* ...............................            36,463
  400         H&R Block, Inc. ...........................            17,300
                                                                -----------
                                                                     96,995
                                                                -----------

              COMMUNICATIONS - 0.4%
1,600         Nokia Oyj - ADR  ..........................            26,288
                                                                -----------

              COMPUTERS & INFORMATION - 5.8%
9,700         Cisco Systems, Inc.*  .....................           161,893
3,700         Dell Computer Corp.*  .....................           118,252
1,450         Hewlett-Packard Co. .......................            30,885
1,050         International Business Machines Corp. .....            86,625
                                                                -----------
                                                                    397,655
                                                                -----------

              COSMETICS & PERSONAL CARE - 3.1%
1,300         Colgate-Palmolive Co. .....................            75,335
1,550         Procter & Gamble Co. ......................           138,229
                                                                -----------
                                                                    213,564
                                                                -----------

              DATA PROCESSING AND PREPARATION - 2.1%
2,200         First Data Corp. ..........................            91,168
1,500         Fiserv, Inc.* .............................            53,415
                                                                -----------
                                                                    144,583
                                                                -----------

              ELECTRIC UTILITIES - 1.7%
  550         Dominion Resources, Inc. ..................            35,348
  600         FPL Group, Inc. ...........................            40,110
1,300         Southern Co. ..............................            40,508
                                                                -----------
                                                                    115,966
                                                                -----------

              ELECTRONICS - 4.8%
1,900         Analog Devices, Inc.* .....................            66,158
3,900         Intel Corp. ...............................            81,058
1,600         Linear Technology Corp. ...................            51,536
  900         Maxim Integrated Products .................            30,771
1,300         Novellus Systems, Inc.* ...................            47,607
2,000         Xilinx, Inc.* .............................            50,620
                                                                -----------
                                                                    327,750
                                                                -----------

              FINANCIAL SERVICES - 9.0%
5,700         Citigroup, Inc. ...........................           243,960
1,200         Goldman Sachs Group, Inc. .................           100,500
2,700         JP Morgan Chase & Co. .....................            92,286
1,900         Merrill Lynch & Co. .......................            88,692
2,000         Morgan Stanley ............................            85,500
                                                                -----------
                                                                    610,938
                                                                -----------

              HEALTH CARE PROVIDERS - 1.9%
1,150         HCA - The Healthcare Co. ..................            36,846
1,900         UnitedHealth Group, Inc. ..................            95,475
                                                                -----------
                                                                    132,321
                                                                -----------

              HEAVY MACHINERY - 2.4%
4,700         Applied Materials, Inc.* ..................            74,542
1,250         United Technologies Corp. .................            88,538
                                                                -----------
                                                                    163,080
                                                                -----------

   The accompanying notes are an integral part of these financial statements.

BLUE CHIP FUND
ADVISED BY: A I M CAPITAL MANAGEMENT, INC.
PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2003

                                                                   VALUE
SHARES                                                            (NOTE 1)
------                                                          -----------
              COMMON STOCKS (CONTINUED)
              HOME CONSTRUCTION, FURNISHINGS &
                APPLIANCES - 3.1%

7,350         General Electric Co. ......................       $   210,798
                                                                -----------

              INSURANCE - 2.1%
1,750         American International Group. .............            96,565
1,400         Prudential Financial, Inc. ................            47,110
                                                                -----------
                                                                    143,675
                                                                -----------

              MEDIA - BROADCASTING & PUBLISHING - 2.8%
1,500         Clear Channel Communications* .............            63,585
2,850         Viacom, Inc. - Class  B* ..................           124,431
                                                                -----------
                                                                    188,016
                                                                -----------

              MEDICAL SUPPLIES - 6.0%
  950         Allergan, Inc. ............................            73,245
1,400         Boston Scientific Corp.* ..................            85,540
1,050         KLA - Tencor Corp.* .......................            48,815
2,300         Medtronics, Inc. ..........................           110,331
1,600         Microchip Technology, Inc. ................            39,408
  850         St. Jude Medical, Inc.* ...................            48,875
                                                                -----------
                                                                    406,214
                                                                -----------

              METALS - 0.5%
1,400         Alcoa, Inc. ...............................            35,700
                                                                -----------

              OIL & GAS - 5.1%
1,300         Ensco International, Inc. .................            34,970
5,650         Exxon Mobil Corp. .........................           202,892
1,100         Nabors Industries Ltd.* ...................            43,505
1,400         Schlumberger Ltd. .........................            66,598
                                                                -----------
                                                                    347,965
                                                                -----------

              PHARMACEUTICALS - 12.3%
2,200         Amgen, Inc.* ..............................           146,168
  700         Cardinal Health, Inc. .....................            45,010
1,300         Forest Laboratories - Class A*. ...........            71,175
3,000         Johnson & Johnson .........................           155,100
7,300         Pfizer, Inc. ..............................           249,295
2,200         Wyeth .....................................           100,210
1,600         Zimmer Holdings, Inc.*. ...................            72,080
                                                                -----------
                                                                    839,038
                                                                -----------

              PREPACKAGED SOFTWARE - 5.8%
9,400         Microsoft Corp. ...........................           240,734
7,100         Oracle Corp.* .............................            85,342
2,400         Veritas Software Corp.* ...................            68,808
                                                                -----------
                                                                    394,884
                                                                -----------

              RADIO TELEPHONE COMMUNICATIONS - 0.7%
2,400         Vodafone Group Plc - ADR ..................            47,160
                                                                -----------

              RETAILERS - 5.6%
1,950         Bed Bath & Beyond, Inc.* ..................            75,680
1,800         Staples, Inc.* ............................            33,030
1,500         Target Corp. ..............................            56,760
4,000         Wal-Mart Stores, Inc. .....................           214,680
                                                                -----------
                                                                    380,150
                                                                -----------

              TELEPHONE SYSTEMS - 1.1%
  800         Bellsouth Corp. ...........................            21,304
2,000         SBC Communications, Inc. ..................            51,100
                                                                -----------
                                                                     72,404
                                                                -----------

              TEXTILES, CLOTHING & FABRICS - 0.5%
  600         NIKE, Inc. - Class B ......................            32,094
                                                                -----------

              TRANSPORTATION - 1.2%
  900         Canadian National Railway Co. .............            43,434
1,200         Carnival Corp. ............................            39,012
                                                                -----------
                                                                     82,446
                                                                -----------

              TOTAL COMMON STOCKS
                (Cost $6,580,993) .......................       $ 6,669,863
                                                                -----------

 PAR
VALUE
-----
              SHORT TERM INSTRUMENTS - 0.7%
              U.S. GOVERNMENT - 0.7%
50,000        U.S. Treasury Bill, 0.805%,
                due 09/18/03
                (Cost $49,912) ..........................       $    49,912
                                                                -----------
              TOTAL INVESTMENTS - 98.6%
                (Cost $6,630,905) .......................         6,719,775
              Other Assets and Liabilities
                (net) - 1.4% ............................            94,402
                                                                -----------
              TOTAL NET ASSETS - 100.0% .................       $ 6,814,177
                                                                ===========

              NOTES TO THE PORTFOLIO OF INVESTMENTS:
              ADR - American Depository Receipt
              * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

VALUE EQUITY FUND
ADVISED BY: SALOMON BROTHERS ASSET MANAGEMENT INC
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 2003

                                                                                     VALUE
 SHARES                                                                             (NOTE 1)
----------                                                                         ----------
                       COMMON STOCKS - 92.7%
                       AEROSPACE & DEFENSE - 1.4%
 7,100                 Honeywell International, Inc. ......................        $  190,635
                                                                                   ----------

                       APPAREL RETAILERS - 0.5%
 3,700                 Gap, Inc. ..........................................            69,412
                                                                                   ----------

                       BANKING - 11.5%
 3,800                 American Express Co. ...............................           158,878
 2,200                 Bank of America Corp. ..............................           173,866
 7,200                 Bank of New York Co., Inc. .........................           207,000
 6,500                 Fleet Boston Financial Corp. .......................           193,115
 8,400                 MBNA Corp. .........................................           175,056
 8,000                 U.S. Bancorp. ......................................           196,000
 4,100                 Wachovia Corp. .....................................           163,836
 4,000                 Washington Mutual, Inc. ............................           165,200
 3,300                 Wells Fargo Co. ....................................           166,320
                                                                                   ----------
                                                                                    1,599,271
                                                                                   ----------

                       BEVERAGES, FOOD & TOBACCO - 6.2%
 8,700                 Altria Group, Inc. .................................           395,328
 2,800                 Kraft Foods, Inc. - Class A . ......................            91,140
 3,800                 RJ Reynolds Tobacco Holdings, Inc. .................           141,398
11,400                 Safeway, Inc.* .....................................           233,244
                                                                                   ----------
                                                                                      861,110
                                                                                   ----------

                       BUILDING MATERIALS - 1.5%
 6,200                 Home Depot, Inc. ...................................           205,344
                                                                                   ----------

                       CHEMICALS - 0.9%
 4,200                 Dow Chemical Co. ...................................           130,032
                                                                                   ----------

                       COMMERCIAL SERVICES - 0.6%
 3,400                 Waste Management, Inc. .............................            81,906
                                                                                   ----------

                       COMMUNICATIONS - 4.6%
 9,500                 Comverse Technology, Inc.* .........................           142,785
60,100                 Lucent Technologies, Inc.* .........................           122,003
18,900                 Motorola, Inc. .....................................           178,227
12,300                 Nokia Oyj - ADR ....................................           202,089
                                                                                   ----------
                                                                                      645,104
                                                                                   ----------

                       COMPUTER INTEGRATED SYSTEMS DESIGN - 1.9%
13,700                 3Com Corp.* ........................................            64,116
43,200                 Sun Microsystems, Inc.* ............................           198,720
                                                                                   ----------
                                                                                      262,836
                                                                                   ----------

                       COMPUTERS & Information - 3.1%
14,800                 Hewlett-Packard Co. ................................           315,240
32,600                 Solectron Corp.* ...................................           121,924
                                                                                   ----------
                                                                                      437,164
                                                                                   ----------

                       ELECTRIC UTILITIES - 2.8%
 8,400                 NiSource, Inc. .....................................           159,600
 3,900                 Progress Energy, Inc. ..............................           171,210
 3,900                 XCEL Energy, Inc. ..................................            58,656
                                                                                   ----------
                                                                                      389,466
                                                                                   ----------

                       ELECTRONICS - 1.0%
   400                 ASML Holding NV* ...................................             3,824
 1,000                 Intel Corp. ........................................            20,784
 6,700                 LSI Logic Corp.* ...................................            47,436
 5,800                 Micron Technology, Inc.* ...........................            67,454
                                                                                   ----------
                                                                                      139,498
                                                                                   ----------

                       ENTERTAINMENT & LEISURE - 3.4%
20,900                 Liberty Media Corp. - Class A* .....................           241,604
 9,200                 News Corp. Ltd. - ADR ..............................           230,460
                                                                                   ----------
                                                                                      472,064
                                                                                   ----------

                       FINANCIAL SERVICES - 8.2%
 7,500                 Equity Office Properties Trust REIT ................           202,575
   300                 Freddie Mac ........................................            15,231
 2,100                 Goldman Sachs Group, Inc. ..........................           175,875
 5,200                 JP Morgan Chase & Co. ..............................           177,736
 5,000                 Merrill Lynch & Co. ................................           233,400
 3,600                 Morgan Stanley .....................................           153,900
 7,100                 Waddell & Reed Financial, Inc. - Class A ...........           182,257
                                                                                   ----------
                                                                                    1,140,974
                                                                                   ----------

                       FOOD RETAILERS - 1.2%
10,100                 Kroger Co.* ........................................           168,468
                                                                                   ----------

                       FOREST PRODUCTS & PAPER - 3.2%
 5,800                 International Paper Co. ............................           207,234
 4,700                 Kimberly-Clark Corp. ...............................           245,058
                                                                                   ----------
                                                                                      452,292
                                                                                   ----------

                       HEALTH CARE PROVIDERS - 1.9%
 5,600                 HCA - The Healthcare Co. ...........................           179,424
 7,300                 Tenet Healthcare Corp.* ............................            85,045
                                                                                   ----------
                                                                                      264,469
                                                                                   ----------

   The accompanying notes are an integral part of these financial statements.

VALUE EQUITY FUND
ADVISED BY: SALOMON BROTHERS ASSET MANAGEMENT INC
PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2003

                                                                                      VALUE
SHARES                                                                               (NOTE 1)
------                                                                             -----------
                       COMMON STOCKS (CONTINUED)
                       HEAVY MACHINERY - 1.3%
 2,600                 United Technologies Corp. ..........................        $   184,158
                                                                                   -----------

                       HOUSEHOLD PRODUCTS - 0.7%
 2,000                 Fortune Brands, Inc. ...............................            104,400
                                                                                   -----------

                       INSURANCE - 5.7%
 4,200                 American International Group .......................            231,756
 2,400                 Hartford Financial Services Group ..................            120,864
 2,700                 Loews Corp. ........................................            127,683
 4,000                 St. Paul Cos. ......................................            146,040
 1,200                 Willis Group Holdings Ltd. .........................             36,900
 1,600                 XL Capital Ltd. - Class A ..........................            132,800
                                                                                   -----------
                                                                                       796,043
                                                                                   -----------

                       LODGING - 0.7%
 3,000                 MGM Mirage, Inc.* ..................................            102,540
                                                                                   -----------

                       MEDIA - BROADCASTING & PUBLISHING - 2.0%
 4,561                 Comcast Corp - Class A* ............................            137,651
 4,700                 Comcast Corp - Special Class A* ....................            135,501
                                                                                   -----------
                                                                                       273,152
                                                                                   -----------

                       METALS - 1.8%
 9,700                 Alcoa, Inc. ........................................            247,350
                                                                                   -----------

                       OIL & GAS - 9.0%
 5,400                 BP Plc - ADR .......................................            226,908
 2,800                 ChevronTexaco Corp. ................................            202,160
 6,400                 Ensco International, Inc. ..........................            172,160
 4,500                 GlobalSantaFe Corp. ................................            105,030
 3,500                 Royal Dutch Petroleum Co. ..........................            163,170
 2,400                 Total S.A. .........................................            181,920
 9,600                 Transocean Sedco Forex, Inc.* ......................            210,912
                                                                                   -----------
                                                                                     1,262,260
                                                                                   -----------

                       PHARMACEUTICALS - 5.9%
 5,100                 Bristol-Myers Squibb Co. ...........................            138,465
 9,000                 Pfizer, Inc. .......................................            307,350
10,400                 Schering-Plough Corp. ..............................            193,440
 4,100                 Wyeth ..............................................            186,755
                                                                                   -----------
                                                                                       826,010
                                                                                   -----------

                       PREPACKAGED SOFTWARE - 0.6%
 2,900                 Veritas Software Corp.* ............................             83,143
                                                                                   -----------

                       RESTAURANTS - 2.1%
13,100                 McDonald's Corp. ...................................            288,986
                                                                                   -----------

                       RETAILERS - 2.9%
 5,000                 Federated Department Stores ........................            184,250
 5,700                 Target Corp. .......................................            215,688
                                                                                   -----------
                                                                                       399,938
                                                                                   -----------

                       TELEPHONE COMMUNICATIONS, EXCL. RADIO - 0.8%
 5,600                 AT&T Corp. .........................................            107,800
                                                                                   -----------

                       TELEPHONE SYSTEMS - 5.3%
27,000                 AT&T Wireless Services, Inc.* ......................            221,670
 9,000                 SBC Communications, Inc. ...........................            229,950
 7,400                 Verizon Communications .............................            291,930
                                                                                   -----------
                                                                                       743,550
                                                                                   -----------

                       TOTAL INVESTMENTS - 92.7%
                         (Cost $12,799,643) ...............................         12,929,375
                       Other Assets and Liabilities
                         (net) - 7.3% .....................................          1,021,686
                                                                                   -----------
                       TOTAL NET ASSETS - 100.0% ..........................        $13,951,061
                                                                                   ===========

NOTES TO THE PORTFOLIO OF INVESTMENTS:
ADR - American Depository Receipt
REIT - Real Estate Investment Trust
* Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

BASIC VALUE FUND
ADVISED BY: A I M CAPITAL MANAGEMENT, INC.
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 2003

                                                       VALUE
 SHARES                                               (NOTE 1)
 ------                                              ----------
          COMMON STOCKS - 93.1%
          ADVERTISING - 5.3%
 24,400   Interpublic Group Cos., Inc. ...........   $  326,472
  5,150   Omnicom Group ..........................      369,255
                                                     ----------
                                                        695,727
                                                     ----------
          AEROSPACE & DEFENSE - 1.4%
  6,900   Honeywell International, Inc. ..........      185,265
                                                     ----------
          APPAREL RETAILERS - 2.6%
 18,050   Gap, Inc. ..............................      338,618
                                                     ----------
          BANKING - 8.0%
  3,600   Bank of America Corp. ..................      284,508
 10,050   Bank of New York Co., Inc. .............      288,937
  6,350   Bank One Corp. .........................      236,093
  3,500   Fannie Mae .............................      236,040
                                                     ----------
                                                      1,045,578
                                                     ----------
          BEVERAGES, FOOD & TOBACCO - 0.9%
  5,550   Safeway, Inc.* .........................      113,553
                                                     ----------
          COMMERCIAL SERVICES - 8.1%
 17,300   Cendant Corp.* .........................      316,936
  6,200   H&R Block, Inc. ........................      268,150
  5,300   Robert Half International, Inc.* .......      100,382
 15,350   Waste Management, Inc. .................      369,781
                                                     ----------
                                                      1,055,249
                                                     ----------
          COMMUNICATIONS - 1.9%
  6,650   Koninklijke (Royal) Philips
          Electronics NV - ADR ...................      127,081
 13,500   Motorola, Inc. .........................      127,305
                                                     ----------
                                                        254,386
                                                     ----------
          DATA PROCESSING AND PREPARATION - 6.5%
 15,200   Ceridian Corp.* ........................      257,944
  8,100   First Data Corp. .......................      335,664
 14,200   IMS Health, Inc. .......................      255,458
                                                     ----------
                                                        849,066
                                                     ----------
          ELECTRONICS - 2.0%
  7,300   Novellus Systems, Inc.* ................      267,333
                                                     ----------
          ENTERTAINMENT & LEISURE - 2.6%
 12,500   Disney (Walt) Co. ......................      246,875
  5,000   Mattel, Inc. ...........................       94,600
                                                     ----------
                                                        341,475
                                                     ----------
          FINANCIAL SERVICES - 10.6%
  8,600   Citigroup, Inc. ........................      368,080
  7,890   Janus Capital Group, Inc. ..............      129,396
  8,590   JP Morgan Chase & Co. ..................      293,606
  7,250   Merrill Lynch & Co. ....................      338,430
  6,000   Morgan Stanley .........................      256,500
                                                     ----------
                                                      1,386,012
                                                     ----------
          FOOD RETAILERS - 2.3%
 18,050   Kroger Co.* ............................      301,074
                                                     ----------
          HEALTH CARE PROVIDERS - 3.8%
  7,500   HCA - The Healthcare Co. ...............      240,300
  5,000   UnitedHealth Group, Inc. ...............      251,250
                                                     ----------
                                                        491,550
                                                     ----------
          HEAVY MACHINERY - 4.8%
  3,600   American Standard Cos.* ................      266,148
 12,950   Applied Materials, Inc.* ...............      205,387
  3,800   Parker Hannifin Corp. ..................      159,562
                                                     ----------
                                                        631,097
                                                     ----------
          INDUSTRIAL - DIVERSIFIED - 3.8%
 25,900   Tyco International Ltd. ................      491,582
                                                     ----------
          INSURANCE - 4.4%
  8,650   ACE Ltd. ...............................      296,608
  2,700   MGIC Investment Corp. ..................      125,928
  4,250   Radian Group, Inc. .....................      155,763
                                                     ----------
                                                        578,299
                                                     ----------
          LODGING - 1.6%
  7,350   Starwood Hotels & Resorts World ........      210,137
                                                     ----------
          MEDICAL SUPPLIES - 2.5%
 11,050   Waters Corp.* ..........................      321,887
                                                     ----------
          METALS - 2.0%
 10,750   Masco Corp. ............................      256,388
                                                     ----------

   The accompanying notes are an integral part of these financial statements.

BASIC VALUE FUND
ADVISED BY: A I M CAPITAL MANAGEMENT, INC.
PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2003

                                                 VALUE
SHARES                                          (NOTE 1)
------                                         -----------
         COMMON STOCKS (CONTINUED)
         OIL & GAS - 6.6%
 8,750   Ensco International, Inc. .........   $   235,375
 3,400   Nabors Industries Ltd.* ...........       134,470
10,450   Transocean Sedco Forex, Inc.* .....       229,587
 6,300   Weatherford International Ltd.* ...       263,970
                                               -----------
                                                   863,402
                                               -----------
         PHARMACEUTICALS - 4.7%
 9,350   McKesson Corp. ....................       334,169
 6,300   Wyeth .............................       286,965
                                               -----------
                                                   621,134
                                               -----------
         PREPACKAGED SOFTWARE - 4.1%
24,200   Computer Associates International,
         Inc. ..............................       539,176
                                               -----------
         RETAILERS - 2.6%
 9,050   Target Corp. ......................       342,452
                                               -----------
         TOTAL INVESTMENTS - 93.1%
           (Cost $11,475,859) ..............   $12,180,440
         Other Assets and Liabilities
           (net) - 6.9% ....................       898,818
                                               -----------
         TOTAL NET ASSETS - 100.0% .........   $13,079,258
                                               ===========

NOTES TO THE PORTFOLIO OF INVESTMENTS:
ADR - American Depository Receipt
* Non-income producing security.

The accompanying notes are an integral part of these financial statements.

BALANCED FUND
ADVISED BY: OPCAP ADVISORS
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 2003

                                                         VALUE
SHARES                                                  (NOTE 1)
------                                                -----------
           COMMON STOCKS - 64.8%
           ADVERTISING - 1.4%
  3,800    Omnicom Group ..........................   $   272,460
                                                      -----------
           BANKING - 4.1%
 14,700    Bank of New York Co., Inc. .............       422,625
  3,400    Fannie Mae .............................       229,296
  3,600    Washington Mutual, Inc. ................       148,680
                                                      -----------
                                                          800,601
                                                      -----------
           BEVERAGES, FOOD & TOBACCO - 2.6%
  7,000    Altria Group, Inc. .....................       318,080
  5,500    Kraft Foods, Inc. - Class A ............       179,025
                                                      -----------
                                                          497,105
                                                      -----------
           COMMERCIAL SERVICES - 1.1%
  9,000    Waste Management, Inc. .................       216,810
                                                      -----------
           COMMUNICATIONS - 0.4%
 24,100    JDS Uniphase Corp.* ....................        84,591
                                                      -----------
           COMPUTER SOFTWARE & PROCESSING - 2.5%
 22,100    Electronic Data Systems Corp. ..........       474,045
                                                      -----------
           COMPUTERS & INFORMATION - 3.1%
 11,000    Cisco Systems, Inc.* ...................       183,590
 40,400    EMC Corp.* .............................       422,988
                                                      -----------
                                                          606,578
                                                      -----------
           COSMETICS & PERSONAL CARE - 0.9%
  5,600    Gillette Co. ...........................       178,416
                                                      -----------
           ELECTRIC UTILITIES - 0.9%
  9,050    NiSource, Inc. .........................       171,950
                                                      -----------
           ELECTRONICS - 5.4%
 14,500    Flextronics International Ltd.* ........       150,655
 70,300    General Motors Corp. - Class H* ........       900,543
                                                      -----------
                                                        1,051,198
                                                      -----------
           ENTERTAINMENT & LEISURE - 0.7%
  7,200    Disney (Walt) Co. ......................       142,200
                                                      -----------
           FINANCIAL SERVICES - 8.6%
 11,300    Citigroup, Inc. ........................       483,640
 15,500    Freddie Mac ............................       786,935
 11,300    JP Morgan Chase & Co. ..................       386,234
                                                      -----------
                                                        1,656,809
                                                      -----------
           FOREST PRODUCTS & PAPER - 1.4%
  7,500    International Paper Co. ................       267,975
                                                      -----------
           HEALTH CARE PROVIDERS - 1.1%
 18,200    Tenet Healthcare Corp.* ................       212,030
                                                      -----------
           HEAVY MACHINERY - 1.9%
 22,900    Applied Materials, Inc.* ...............       363,194
                                                      -----------

           INDUSTRIAL - DIVERSIFIED - 1.8%
 18,500    Tyco International Ltd. ................       351,130
                                                      -----------
           INSURANCE - 3.0%
  3,500    American International Group ...........       193,130
 29,500    UnumProvident Corp. ....................       395,595
                                                      -----------
                                                          588,725
                                                      -----------
           MEDIA - BROADCASTING & PUBLISHING - 1.6%
  7,400    Clear Channel Communications* ..........       313,686
                                                      -----------
           METALS - 5.5%
 22,200    Alcan, Inc. ............................       694,638
 10,500    Inco Ltd.* .............................       221,970
  2,900    Nucor Corp. ............................       141,665
                                                      -----------
                                                        1,058,273
                                                      -----------
           OIL & GAS - 2.7%
  6,900    Anadarko Petroleum Corp. ...............       306,843
  5,300    Nabors Industries Ltd.* ................       209,615
                                                      -----------
                                                          516,458
                                                      -----------
           PHARMACEUTICALS - 5.4%
  7,600    McKesson Corp. .........................       271,624
 16,900    Pfizer, Inc. ...........................       577,135
  4,100    Wyeth ..................................       186,755
                                                      -----------
                                                        1,035,514
                                                      -----------
           RETAILERS - 6.2%
 26,400    Dollar General Corp. ...................       482,064
 14,400    Office Depot, Inc.* ....................       208,944
 15,200    Sears, Roebuck and Co. .................       511,328
                                                      -----------
                                                        1,202,336
                                                      -----------
           TRANSPORTATION - 2.5%
 14,800    Carnival Corp. .........................       481,148
                                                      -----------
           TOTAL COMMON STOCKS
           (Cost $11,069,491) .....................   $12,543,232
                                                      -----------

PAR                                                      VALUE
VALUE                                                   NOTE 1)
----                                                  -----------
           DEBT OBLIGATIONS - 26.7%
           CORPORATE DEBT - 13.6%
105,000    AOL Time Warner Inc., 5.625%,
             due 05/01/05 .........................       111,529
 50,000    AT&T Corp., 6.5%, due 11/15/06 .........        55,661
 15,000    AT&T Corp., 7.3%, due 11/15/11 .........        17,179
 50,000    AT&T Wireless Services, Inc.,
             7.35%, due 03/01/06 ..................        56,148
 80,000    Bear Stearns Co., 6.25%, due
             07/15/05 .............................        87,011
 25,000    Boeing Capital Corp., 6.5%, due
             02/15/12 .............................        28,240

   The accompanying notes are an integral part of these financial statements.

BALANCED FUND
ADVISED BY: OPCAP ADVISORS
PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2003

   PAR                                              VALUE
  VALUE                                            (NOTE 1)
---------                                         -----------
            DEBT OBLIGATIONS (CONTINUED)
            CORPORATE DEBT (CONTINUED)
   40,000   Cendant Corp., 6.875%, due
              08/15/06 ........................   $    44,780

   45,000   CIT Group, Inc., 7.125%, due
              10/15/04 ........................        47,944

   50,000   CIT Group, Inc., 7.75%, due
              04/02/12 ........................        59,716

   50,000   Citigroup, Inc., 6%, due 02/21/12..        56,976

  275,000   Conseco Finance Trust III,
              8.796%, due 04/01/27 ............         6,187

   70,000   DaimlerChrysler NA Holding
              Corp., 3.4%, due 12/15/04 .......        70,683

   50,000   FirstEnergy Corp., 5.5%, due
              11/15/06 ........................        53,649

   15,000   Ford Motor Co., 7.45%, due
              07/16/31 ........................        13,779

   75,000   Ford Motor Credit, 6.125%, due
              01/09/06 ........................        77,956

   30,000   General Dynamics Corp., 2.125%,
              due 05/15/06 ....................        30,425

   55,000   General Electric Capital Corp.,
              6%, due 06/15/12 ................        62,192

  125,000   General Motors Acceptance
              Corp., 6.75%, due 01/15/06 ......       132,783

   75,000   Goldman Sachs Group Inc., 5.7%,
              due 09/01/12 ....................        82,546

   25,000   Goodyear Tire & Rubber,
              7.857%, due 08/15/11 ............        18,375

   75,000   Household Finance Corp., 7%,
              due 05/15/12 ....................        88,925

   35,000   International Lease Finance
              Corp., 5.54%, due 03/21/05 ......        36,790

   70,000   John Deere Capital Corp.,
              3.125%, due 12/15/05 ............        72,065

   25,000   News America Holdings, 9.25%,
              due 02/01/13 ....................        33,441

  275,000   Qwest Corp. 144A, 8.875%, due
              03/15/12 ........................       308,687

   55,000   Raytheon Co., 8.2%, due 03/01/06...        63,495

   55,000   Safeway Store, 7.25%, due
              09/15/04 ........................        58,459

   35,000   SBC Communications Inc.,
              5.75%, due 05/02/06 .............        38,685

   50,000   Sears Roebuck Acceptance Corp.,
              6.7%, due 04/15/12 ..............        56,524

  120,000   Sprint Capital Corp., 8.375%, due
              03/15/12 ........................       143,954

   60,000   Tenet Healthcare Corp., 5%, due
              07/01/07 ........................        56,400

   80,000   Tenet Healthcare Corp., 6.5%,
              due 06/01/12 ....................        74,600

   60,000   Tenet Healthcare Corp., 6.875%,
              due 11/15/31 ....................        53,100

   90,000   Verizon Global Funding Corp.,
              6.75%, due 12/01/05 .............       100,495

   50,000   Verizon Global Funding Corp.,
              7.375%, due 09/01/12 ............        61,112

   85,000   Walt Disney Co, 7.3%, due
              02/08/05 ........................        92,344

   25,000   Waste Management, Inc., 6.5%,
              due 11/15/08 ....................        28,616

  145,000   Weyerhaeuser Co, 5.5%, due
              03/15/05 ........................       153,461
                                                  -----------
                                                    2,634,912
                                                  -----------

            U.S. GOVERNMENT - 13.1%
   25,000   Fannie Mae, 6.25%, due 02/01/11....        28,875

  181,158   U.S. Treasury Inflation Indexed
              Bond, 3.375%, due 01/15/12* .....       205,020

  362,450   U.S. Treasury Inflation Indexed
              Bond, 3.375%, due 04/15/32* .....       438,904

  592,609   U.S. Treasury Inflation Indexed
              Bond, 3.875%, due 04/15/29* .....       756,225

1,100,000   U.S. Treasury Note, 2.75%, due
              09/30/03 ........................     1,105,501
                                                  -----------
                                                    2,534,525
                                                  -----------
            TOTAL DEBT OBLIGATIONS
              (Cost $5,001,939) ...............   $ 5,169,437

            TOTAL INVESTMENTS - 91.5%
              (Cost $16,071,430) ..............    17,712,669
            Other Assets and Liabilities
              (net) - 8.5% ....................     1,650,393
                                                  -----------
            TOTAL NET ASSETS - 100.0% .........   $19,363,062
                                                  ===========

NOTES TO THE PORTFOLIO OF INVESTMENTS:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At June 30, 2003, the securities were valued at $308,687 or 1.6% of net assets.

* Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 2003

                                                  EMERGING      AGGRESSIVE      CAPITAL
                                                GROWTH EQUITY     GROWTH      APPRECIATION
                                                    FUND           FUND          FUND
                                                ------------   ------------   ------------
ASSETS:
    Investments, at value (Note 1)* .........   $  6,755,423   $  8,307,218   $  4,299,878
    Cash ....................................        214,623        991,888        581,366
    Receivable from:
        Securities sold .....................        151,296        102,890         44,080
        Dividends and Interest ..............            215            933          1,042
        Manager (Note 2) ....................          9,383          5,823          9,558
        Broker (Note 2) .....................             --            808             23
    Prepaid insurance .......................            396            275            233
                                                ------------   ------------   ------------
            Total assets ....................      7,131,336      9,409,835      4,936,180
                                                ------------   ------------   ------------
LIABILITIES:
    Payable for:
        Securities purchased ................        128,323        557,149             --
    ACCRUED EXPENSES:
        Management fees (Note 2) ............             --             --             --
        Other ...............................         24,356         32,035         23,918
                                                ------------   ------------   ------------
            Total liabilities ...............        152,679        589,184         23,918
                                                ------------   ------------   ------------
NET ASSETS ..................................   $  6,978,657   $  8,820,651   $  4,912,262
                                                ============   ============   ============
NET ASSETS CONSIST OF:
    Paid-in capital .........................   $ 12,134,601   $  8,816,741   $  5,286,423
    Undistributed net investment income (loss)       (32,566)       (29,391)       (15,605)
    Accumulated net realized gain (loss) on
        investments .........................     (6,034,664)    (1,237,960)      (854,313)
    Net unrealized appreciation (depreciation)
        on investments ......................        911,286      1,271,261        495,757
                                                ------------   ------------   ------------
NET ASSETS ..................................   $  6,978,657   $  8,820,651   $  4,912,262
                                                ============   ============   ============
SHARES OUTSTANDING ..........................      1,244,529      1,161,062        597,358
                                                ============   ============   ============
NET ASSET VALUE, OFFERING PRICE AND
    REDEMPTION PRICE PER SHARE ..............   $       5.61   $       7.60   $       8.22
                                                ============   ============   ============
*Cost of investments ........................   $  5,844,137   $  7,035,957   $  3,804,121

                                                   EQUITY      DIVERSIFIED      MID CAP
                                                   GROWTH         MID-CAP        VALUE
                                                    FUND           FUND           FUND
                                                ------------   ------------   ------------
ASSETS:
    Investments, at value (Note 1)* .........   $ 12,611,875   $  7,149,390   $ 16,366,044
    Cash ....................................        478,264        125,403        466,418
    Receivable from:
        Securities sold .....................        305,807         45,390             --
        Dividends and Interest ..............          3,938          8,843         26,472
        Manager (Note 2) ....................         15,285          8,658             --
        Broker (Note 2) .....................            886             76          1,856
    Prepaid insurance .......................          1,967            417            736
                                                ------------   ------------   ------------
            Total assets ....................     13,418,022      7,338,177     16,861,526
                                                ------------   ------------   ------------
LIABILITIES:
    Payable for:
        Securities purchased ................        276,463         90,149         83,718
    ACCRUED EXPENSES:
        Management fees (Note 2) ............             --             --          1,060
        Other ...............................         38,214         30,574         35,781
                                                ------------   ------------   ------------
            Total liabilities ...............        314,677        120,723        120,559
                                                ------------   ------------   ------------
NET ASSETS ..................................   $ 13,103,345   $  7,217,454   $ 16,740,967
                                                ============   ============   ============
NET ASSETS CONSIST OF:
    Paid-in capital .........................   $ 16,112,742   $  7,439,025   $ 15,056,876
    Undistributed net investment income (loss)          (348)         6,293         17,323
    Accumulated net realized gain (loss) on
        investments .........................     (3,580,656)      (431,929)       (43,612)
    Net unrealized appreciation (depreciation)
        on investments ......................        571,607        204,065      1,710,380
                                                ------------   ------------   ------------
NET ASSETS ..................................   $ 13,103,345   $  7,217,454   $ 16,740,967
                                                ============   ============   ============
SHARES OUTSTANDING ..........................      1,968,702        794,968      1,478,636
                                                ============   ============   ============
NET ASSET VALUE, OFFERING PRICE AND
    REDEMPTION PRICE PER SHARE ..............   $       6.66   $       9.08   $      11.32
                                                ============   ============   ============
*Cost of investments ........................   $ 12,040,268   $  6,945,325   $ 14,655,664

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 2003

                                                                      CAPITAL          BLUE          VALUE
                                                                       GROWTH          CHIP         EQUITY
                                                                        FUND           FUND          FUND
                                                                    ------------   ------------   ------------
ASSETS:
    Investments, at value (Note 1)* .............................   $  9,826,893   $  6,719,775   $ 12,929,375
    Cash ........................................................        216,636        141,665      1,000,331
    Receivable from:
        Securities sold .........................................             --         21,124        167,197
        Dividends and Interest ..................................          8,974          4,344         28,927
        Manager (Note 2) ........................................          5,884          7,669          3,830
        Broker (Note 2) .........................................            444            115             --
    Prepaid insurance ...........................................            661            321            897
                                                                    ------------   ------------   ------------
            Total assets ........................................     10,059,492      6,895,013     14,130,557
                                                                    ------------   ------------   ------------
LIABILITIES:
    Payable for:
        Securities purchased ....................................        104,755         52,353        153,315
    ACCRUED EXPENSES:
        Management fees (Note 2) ................................             --             --             --
        Other ...................................................         21,607         28,483         26,181
                                                                    ------------   ------------   ------------
            Total liabilities ...................................        126,362         80,836        179,496
                                                                    ------------   ------------   ------------
NET ASSETS ......................................................   $  9,933,130   $  6,814,177   $ 13,951,061
                                                                    ============   ============   ============
NET ASSETS CONSIST OF:
    Paid-in capital .............................................   $ 12,738,031   $  7,349,090   $ 15,191,803
    Undistributed net investment income (loss) ..................         11,844            773        171,751
    Accumulated net realized gain (loss) on investments .........     (1,705,233)      (624,556)    (1,542,225)
    Net unrealized appreciation (depreciation) on investments ...     (1,111,512)        88,870        129,732
                                                                    ------------   ------------   ------------
NET ASSETS ......................................................   $  9,933,130   $  6,814,177   $ 13,951,061
                                                                    ============   ============   ============
SHARES OUTSTANDING ..............................................      1,308,393        866,877      1,485,447
                                                                    ============   ============   ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE ..   $       7.59   $       7.86   $       9.39
                                                                    ============   ============   ============
*Cost of investments ............................................   $ 10,938,405   $  6,630,905   $ 12,799,643

                                                                       BASIC
                                                                       VALUE         BALANCED
                                                                        FUND           FUND
                                                                    ------------   ------------
ASSETS:
    Investments, at value (Note 1)* .............................   $ 12,180,440   $ 17,712,669
    Cash ........................................................        921,681      1,719,429
    Receivable from:
        Securities sold .........................................             --         89,795
        Dividends and Interest ..................................          7,933         77,585
        Manager (Note 2) ........................................          2,579             --
        Broker (Note 2) .........................................            770          2,268
    Prepaid insurance ...........................................            524          1,033
                                                                    ------------   ------------
            Total assets ........................................     13,113,927     19,602,779
                                                                    ------------   ------------
LIABILITIES:
    Payable for:
        Securities purchased ....................................             --        209,632
    ACCRUED EXPENSES:
        Management fees (Note 2) ................................             --          1,330
        Other ...................................................         34,669         28,755
                                                                    ------------   ------------
            Total liabilities ...................................         34,669        239,717
                                                                    ------------   ------------
NET ASSETS ......................................................   $ 13,079,258   $ 19,363,062
                                                                    ============   ============
NET ASSETS CONSIST OF:
    Paid-in capital .............................................   $ 13,152,069   $ 20,015,151
    Undistributed net investment income (loss) ..................         (9,489)       227,089
    Accumulated net realized gain (loss) on investments .........       (767,903)    (2,520,417)
    Net unrealized appreciation (depreciation) on investments ...        704,581      1,641,239
                                                                    ------------   ------------
NET ASSETS ......................................................   $ 13,079,258   $ 19,363,062
                                                                    ============   ============
SHARES OUTSTANDING ..............................................      1,532,140      2,105,469
                                                                    ============   ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE ..   $       8.54   $       9.20
                                                                    ============   ============
*Cost of investments ............................................   $ 11,475,859   $ 16,071,430

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 2003

                                                       EMERGING      AGGRESSIVE      CAPITAL
                                                     GROWTH EQUITY     GROWTH      APPRECIATION
                                                         FUND           FUND           FUND
                                                     ------------   ------------   ------------
INVESTMENT INCOME:
    Interest .....................................   $        763   $      1,142   $      1,110
    Dividends* ...................................            396          6,515          7,197
                                                     ------------   ------------   ------------
        Total investment income ..................          1,159          7,657          8,307
                                                     ------------   ------------   ------------
EXPENSES:
    Investment management fee (Note 2) ...........         26,231         28,155         17,934
    Custody and administration fees ..............         92,502         86,130         77,043
    Audit fees ...................................          6,420          5,890          4,596
    Legal fees ...................................          2,394          2,385          1,776
    Trustees' fees ...............................          1,414          1,311          1,000
    Printing fees ................................            473          1,623            348
    Insurance ....................................            804            559            476
    Other ........................................            134            127             97
                                                     ------------   ------------   ------------
        Total Expenses ...........................        130,372        126,180        103,270
    Expenses waived/reimbursed by the Manager
        (Note 2) .................................        (96,647)       (87,517)       (79,313)
    Less reductions (Note 2) .....................             --         (1,615)           (45)
                                                     ------------   ------------   ------------
        Total waivers and reductions .............        (96,647)       (89,132)       (79,358)
                                                     ------------   ------------   ------------
    Net operating expenses .......................         33,725         37,048         23,912
                                                     ------------   ------------   ------------
NET INVESTMENT INCOME (LOSS) .....................        (32,566)       (29,391)       (15,605)
                                                     ------------   ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS):
    Net realized gain (loss)
        Investment transactions ..................       (301,433)       (94,461)       (99,335)
        Financial futures contracts ..............             --             --             --
                                                     ------------   ------------   ------------
        Net realized gain (loss) .................       (301,433)       (94,461)       (99,335)
                                                     ------------   ------------   ------------
    Net change in unrealized appreciation
        (depreciation)
        Investments ..............................      1,259,979      1,303,538        769,678
        Financial futures contracts ..............             --             --             --
                                                     ------------   ------------   ------------
    Net change in unrealized appreciation
        (depreciation) ...........................      1,259,979      1,303,538        769,678
                                                     ------------   ------------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ..........        958,546      1,209,077        670,343
                                                     ------------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS ..............................   $    925,980   $  1,179,686   $    654,738
                                                     ============   ============   ============
        *Net of foreign taxes withheld of: .......   $         (5)  $        120   $        344

                                                        EQUITY      DIVERSIFIED      MID CAP
                                                        GROWTH         MID-CAP        VALUE
                                                         FUND            FUND         FUND
                                                     ------------   ------------   ------------
INVESTMENT INCOME:
    Interest .....................................   $        771   $        286   $      1,333
    Dividends* ...................................         47,796         41,090         89,217
                                                     ------------   ------------   ------------
        Total investment income ..................         48,567         41,376         90,550
                                                     ------------   ------------   ------------
EXPENSES:
    Investment management fee (Note 2) ...........         37,175         26,568         54,229
    Custody and administration fees ..............         84,707         83,094         76,155
    Audit fees ...................................         11,617          6,426         12,007
    Legal fees ...................................          4,946          2,882          5,875
    Trustees' fees ...............................          2,516          1,616          3,212
    Printing fees ................................          1,756            975          1,599
    Insurance ....................................            986            851          1,497
    Other ........................................            223            160            298
                                                     ------------   ------------   ------------
        Total Expenses ...........................        143,926        122,572        154,872
    Expenses waived/reimbursed by the Manager
        (Note 2) .................................        (93,246)       (86,994)       (77,792)
    Less reductions (Note 2) .....................         (1,765)          (152)        (3,712)
                                                     ------------   ------------   ------------
        Total waivers and reductions .............        (95,011)       (87,146)       (81,504)
                                                     ------------   ------------   ------------
    Net operating expenses .......................         48,915         35,426         73,368
                                                     ------------   ------------   ------------
NET INVESTMENT INCOME (LOSS) .....................           (348)         5,950         17,182
                                                     ------------   ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS):
    Net realized gain (loss)
        Investment transactions ..................         31,614         28,225        499,326
        Financial futures contracts ..............             --             --             --
                                                     ------------   ------------   ------------
        Net realized gain (loss) .................         31,614         28,225        499,326
                                                     ------------   ------------   ------------
    Net change in unrealized appreciation
        (depreciation)
        Investments ..............................        794,062        707,878      1,446,823
        Financial futures contracts ..............             --             --             --
                                                     ------------   ------------   ------------
    Net change in unrealized appreciation
        (depreciation) ...........................        794,062        707,878      1,446,823
                                                     ------------   ------------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ..........        825,676        736,103      1,946,149
                                                     ------------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS ..............................   $    825,328   $    742,053   $  1,963,331
                                                     ============   ============   ============
        *Net of foreign taxes withheld of: .......   $         --   $        113   $        462

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 2003

                                                                  CAPITAL         BLUE          VALUE
                                                                  GROWTH          CHIP          EQUITY
                                                                   FUND           FUND           FUND
                                                               ------------   ------------   ------------
INVESTMENT INCOME:
    Interest ...............................................   $        278   $        934   $      7,379
    Dividends* .............................................         57,921         32,869        133,173
                                                               ------------   ------------   ------------
        Total investment income ............................         58,199         33,803        140,552
                                                               ------------   ------------   ------------
EXPENSES:
    Investment management fee (Note 2) .....................         36,150         24,773         47,065
    Custody and administration fees ........................         75,436         79,861         76,118
    Audit fees .............................................          9,828          5,838         12,916
    Legal fees .............................................          4,248          2,490          5,893
    Trustees' fees .........................................          2,438          1,386          3,366
    Printing fees ..........................................          1,450            489          1,157
    Insurance ..............................................          1,347            652          1,824
    Other ..................................................            252            130            315
                                                               ------------   ------------   ------------
        Total Expenses .....................................        131,149        115,619        148,654
    Expenses waived/reimbursed by the Manager (Note 2) .....        (81,352)       (82,359)       (83,939)
    Less reductions (Note 2) ...............................           (888)          (230)            --
                                                               ------------   ------------   ------------
        Total waivers and reductions .......................        (82,240)       (82,589)       (83,939)
                                                               ------------   ------------   ------------
    Net operating expenses .................................         48,909         33,030         64,715
                                                               ------------   ------------   ------------
NET INVESTMENT INCOME (LOSS) ...............................          9,290            773         75,837
                                                               ------------   ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS):
    Net realized gain (loss)
        Investment transactions ............................       (223,916)      (127,381)      (370,453)
        Financial futures contracts ........................             --         17,882             --
                                                               ------------   ------------   ------------
        Net realized gain (loss) ...........................       (223,916)      (109,499)      (370,453)
                                                               ------------   ------------   ------------
    Net change in unrealized appreciation (depreciation)
        Investments ........................................      1,030,496        729,442      1,888,819
        Financial futures contracts ........................             --          2,461             --
                                                               ------------   ------------   ------------
    Net change in unrealized appreciation (depreciation) ...      1,030,496        731,903      1,888,819
                                                               ------------   ------------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ....................        806,580        622,404      1,518,366
                                                               ------------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS .............................................   $    815,870   $    623,177   $  1,594,203
                                                               ============   ============   ============
    *Net of foreign taxes withheld of: .....................   $         --   $        194   $      2,163

                                                                  BASIC
                                                                  VALUE         BALANCED
                                                                  FUND            FUND
                                                               ------------   ------------
INVESTMENT INCOME:
    Interest ...............................................   $        998   $    116,202
    Dividends* .............................................         46,618         77,289
                                                               ------------   ------------
        Total investment income ............................         47,616        193,491
                                                               ------------   ------------
EXPENSES:
    Investment management fee (Note 2) .....................         42,829         62,632
    Custody and administration fees ........................         81,389         78,196
    Audit fees .............................................          8,990         15,873
    Legal fees .............................................          4,266          7,551
    Trustees' fees .........................................          2,359          4,281
    Printing fees ..........................................            839          1,491
    Insurance ..............................................          1,066          2,105
    Other ..................................................            220            398
                                                               ------------   ------------
        Total Expenses .....................................        141,958        172,527
    Expenses waived/reimbursed by the Manager (Note 2) .....        (83,313)       (81,873)
    Less reductions (Note 2) ...............................         (1,540)        (4,536)
                                                               ------------   ------------
        Total waivers and reductions .......................        (84,853)       (86,409)
                                                               ------------   ------------
    Net operating expenses .................................         57,105         86,118
                                                               ------------   ------------
NET INVESTMENT INCOME (LOSS) ...............................         (9,489)       107,373
                                                               ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS):
    Net realized gain (loss)
        Investment transactions ............................       (265,827)       235,312
        Financial futures contracts ........................             --             --
                                                               ------------   ------------
        Net realized gain (loss) ...........................       (265,827)       235,312
                                                               ------------   ------------
    Net change in unrealized appreciation (depreciation)
        Investments ........................................      1,719,106      1,909,970
        Financial futures contracts ........................             --             --
                                                               ------------   ------------
    Net change in unrealized appreciation (depreciation) ...      1,719,106      1,909,970
                                                               ------------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ....................      1,453,279      2,145,282
                                                               ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS .............................................   $  1,443,790   $  2,252,655
                                                               ============   ============
    *Net of foreign taxes withheld of: .....................   $        330   $        723

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                EMERGING GROWTH              AGGRESSIVE
                                                                  EQUITY FUND                GROWTH FUND
                                                          -------------------------   -------------------------
                                                           SIX MONTHS                  SIX MONTHS
                                                             ENDED                       ENDED
                                                            JUNE 30,     YEAR ENDED     JUNE 30,     YEAR ENDED
                                                              2003      DECEMBER 31,      2003      DECEMBER 31,
                                                          (UNAUDITED)      2002       (UNAUDITED)      2002
                                                          -----------   -----------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
     Net investment income (loss) .....................   $   (32,566)  $   (71,921)  $   (29,391)  $   (24,370)
     Net realized gain (loss) .........................      (301,433)   (2,204,623)      (94,461)     (805,062)
     Net change in unrealized appreciation
          (depreciation) ..............................     1,259,979      (961,405)    1,303,538      (226,754)
                                                          -----------   -----------   -----------   -----------
     Net increase (decrease) in net assets
          resulting from operations ...................       925,980    (3,237,949)    1,179,686    (1,056,186)
                                                          -----------   -----------   -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income .......................            --            --            --            --
                                                          -----------   -----------   -----------   -----------
          Total distributions to
               shareholders ...........................            --            --            --            --
                                                          -----------   -----------   -----------   -----------
FUND SHARE TRANSACTIONS (NOTE 4):
     Proceeds from shares sold ........................     2,332,781     1,516,146     3,892,395     7,427,322
     Net asset value of shares issued to
          shareholders on reinvestment of
          distributions ...............................            --            --            --            --
     Cost of shares repurchased .......................    (1,068,155)     (914,400)     (448,852)   (4,707,575)
                                                          -----------   -----------   -----------   -----------
     Net increase (decrease) in net assets
          resulting from Fund share
          transactions ................................     1,264,626       601,746     3,443,543     2,719,747
                                                          -----------   -----------   -----------   -----------
TOTAL CHANGE IN NET ASSETS ............................     2,190,606    (2,636,203)    4,623,229     1,663,561
NET ASSETS:
     Beginning of period ..............................     4,788,051     7,424,254     4,197,422     2,533,861
                                                          -----------   -----------   -----------   -----------
     End of period* ...................................   $ 6,978,657   $ 4,788,051   $ 8,820,651   $ 4,197,422
                                                          ===========   ===========   ===========   ===========
     *Including undistributed net
        investment income (loss) ......................   $   (32,566)  $        --   $   (29,391)  $        --

                                                                    CAPITAL
                                                               APPRECIATION FUND
                                                           -------------------------
                                                           SIX MONTHS
                                                             ENDED
                                                             JUNE 30,    YEAR ENDED
                                                              2003       DECEMBER 31,
                                                           (UNAUDITED)      2002
                                                           -----------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
     Net investment income (loss) .....................    $   (15,605)  $   (21,793)
     Net realized gain (loss) .........................        (99,335)     (686,704)
     Net change in unrealized appreciation
          (depreciation) ..............................        769,678      (308,479)
                                                           -----------   -----------
     Net increase (decrease) in net assets
          resulting from operations ...................        654,738    (1,016,976)
                                                           -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income .......................             --            --
                                                           -----------   -----------
          Total distributions to
               shareholders ...........................             --            --
                                                           -----------   -----------
FUND SHARE TRANSACTIONS (NOTE 4):
     Proceeds from shares sold ........................      1,704,240     1,294,218
     Net asset value of shares issued to
          shareholders on reinvestment of
          distributions ...............................             --            --
     Cost of shares repurchased .......................       (670,821)      (99,350)
                                                           -----------   -----------
     Net increase (decrease) in net assets
          resulting from Fund share
          transactions ................................      1,033,419     1,194,868
                                                           -----------   -----------
TOTAL CHANGE IN NET ASSETS ............................      1,688,157       177,892
NET ASSETS:
     Beginning of period ..............................      3,224,105     3,046,213
                                                           -----------   -----------
     End of period* ...................................    $ 4,912,262   $ 3,224,105
                                                           ===========   ===========
     *Including undistributed net
        investment income (loss) ......................    $   (15,605)  $        --

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                           EQUITY                       DIVERSIFIED
                                                         GROWTH FUND                    MID-CAP FUND
                                                ----------------------------    ----------------------------
                                                 SIX MONTHS                      SIX MONTHS
                                                   ENDED                           ENDED
                                                  JUNE 30,       YEAR ENDED       JUNE 30,       YEAR ENDED
                                                    2003        DECEMBER 31,        2003        DECEMBER 31,
                                                 (UNAUDITED)         2002        (UNAUDITED)        2002
                                                ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
   Net investment income (loss) .............   $       (348)   $    (15,887)   $      5,950    $      5,551
   Net realized gain (loss) .................         31,614      (2,050,599)         28,225        (366,912)
   Net change in unrealized
     appreciation (depreciation) ............        794,062        (265,405)        707,878        (629,664)
                                                ------------    ------------    ------------    ------------
   Net increase (decrease) in net assets
     resulting from operations ..............        825,328      (2,331,891)        742,053        (991,025)
                                                ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income ...............             --              --              --          (5,208)
                                                ------------    ------------    ------------    ------------
        Total distributions to
           shareholders .....................             --              --              --          (5,208)
                                                ------------    ------------    ------------    ------------
FUND SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold ................      2,117,012       1,630,832       1,368,502       3,727,979
   Net asset value of shares issued to
     shareholders on reinvestment of
     distributions ..........................             --              --              --           5,208
   Cost of shares repurchased ...............       (627,588)     (1,113,529)       (430,118)       (461,311)
   Value of shares issued in exchange
     for the net assets of the
     Disciplined Equity Fund ................      5,048,150              --              --              --
                                                ------------    ------------    ------------    ------------
   Net increase in net assets resulting
     from Fund share transactions ...........      6,537,574         517,303         938,384       3,271,876
                                                ------------    ------------    ------------    ------------
TOTAL CHANGE IN NET ASSETS ..................      7,362,902      (1,814,588)      1,680,437       2,275,643
NET ASSETS:
   Beginning of period ......................      5,740,443       7,555,031       5,537,017       3,261,374
                                                ------------    ------------    ------------    ------------
   End of period* ...........................   $ 13,103,345    $  5,740,443    $  7,217,454    $  5,537,017
                                                ============    ============    ============    ============
     *Including undistributed net
        investment income (loss) ............   $       (348)   $         --    $      6,293    $        343

                                                           MID CAP
                                                         VALUE FUND
                                                 ----------------------------
                                                  SIX MONTHS
                                                    ENDED
                                                   JUNE 30,       YEAR ENDED
                                                     2003        DECEMBER 31,
                                                  (UNAUDITED)        2002
                                                 ------------    ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
   Net investment income (loss) .............    $     17,182    $     22,341
   Net realized gain (loss) .................         499,326        (514,618)
   Net change in unrealized
     appreciation (depreciation) ............       1,446,823          61,820
                                                 ------------    ------------
   Net increase (decrease) in net assets
     resulting from operations ..............       1,963,331        (430,457)
                                                 ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income ...............              --         (22,169)
                                                 ------------    ------------
        Total distributions to
           shareholders .....................              --         (22,169)
                                                 ------------    ------------
FUND SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold ................       4,662,123       9,464,054
   Net asset value of shares issued to
     shareholders on reinvestment of
     distributions ..........................              --          22,169
   Cost of shares repurchased ...............        (514,147)     (1,210,727)
   Value of shares issued in exchange
     for the net assets of the
     Disciplined Equity Fund ................              --              --
                                                 ------------    ------------
   Net increase in net assets resulting
     from Fund share transactions ...........       4,147,976       8,275,496
                                                 ------------    ------------
TOTAL CHANGE IN NET ASSETS ..................       6,111,307       7,822,870
NET ASSETS:
   Beginning of period ......................      10,629,660       2,806,790
                                                 ------------    ------------
   End of period* ...........................    $ 16,740,967    $ 10,629,660
                                                 ============    ============
     *Including undistributed net
        investment income (loss) ............    $     17,323    $        141

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                              CAPITAL                        BLUE
                                                            GROWTH FUND                    CHIP FUND
                                                    ---------------------------   ---------------------------
                                                     SIX MONTHS                    SIX MONTHS
                                                       ENDED                         ENDED
                                                      JUNE 30,      YEAR ENDED      JUNE 30,      YEAR ENDED
                                                       2003        DECEMBER 31,       2003       DECEMBER 31,
                                                    (UNAUDITED)        2002       (UNAUDITED)        2002
                                                    ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
    Net investment income (loss) .................  $      9,290   $      5,680   $        773   $     (2,139)
    Net realized gain (loss) .....................      (223,916)      (842,626)      (109,499)      (457,192)
    Net change in unrealized appreciation
       (depreciation) ............................     1,030,496     (1,524,859)       731,903       (610,733)
                                                    ------------   ------------   ------------   ------------
    Net increase (decrease) in net assets
       resulting from operations .................       815,870     (2,361,805)       623,177     (1,070,064)
                                                    ------------   ------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income ...................            --         (3,126)            --             --
                                                    ------------   ------------   ------------   ------------
    Total distributions to shareholders ..........            --         (3,126)            --             --
                                                    ------------   ------------   ------------   ------------
FUND SHARE TRANSACTIONS (NOTE 4):
    Proceeds from shares sold ....................     1,568,029      3,495,475      1,922,957      3,131,504
    Net asset value of shares issued to
       shareholders on reinvestment of
       distributions .............................            --          3,126             --             --
    Cost of shares repurchased ...................      (720,898)    (1,512,736)      (263,278)      (146,910)
                                                    ------------   ------------   ------------   ------------
    Net increase (decrease) in net assets
       resulting from Fund share
       transactions ..............................       847,131      1,985,865      1,659,679      2,984,594
                                                    ------------   ------------   ------------   ------------
TOTAL CHANGE IN NET ASSETS .......................     1,663,001       (379,066)     2,282,856      1,914,530
NET ASSETS:
       Beginning of period .......................     8,270,129      8,649,195      4,531,321      2,616,791
                                                    ------------   ------------   ------------   ------------
       End of period* ............................  $  9,933,130   $  8,270,129   $  6,814,177   $  4,531,321
                                                    ============   ============   ============   ============
       *Including undistributed net
           investment income (loss) ..............  $     11,844   $      2,554   $        773   $         --

                                                               VALUE
                                                            EQUITY FUND
                                                    ---------------------------
                                                     SIX MONTHS
                                                       ENDED
                                                      JUNE 30,      YEAR ENDED
                                                        2003       DECEMBER 31,
                                                    (UNAUDITED)        2002
                                                    ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
    Net investment income (loss) .................  $     75,837   $     95,914
    Net realized gain (loss) .....................      (370,453)      (975,252)
    Net change in unrealized appreciation
       (depreciation) ............................     1,888,819     (1,879,556)
                                                    ------------   ------------
    Net increase (decrease) in net assets
       resulting from operations .................     1,594,203     (2,758,894)
                                                    ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income ...................            --             --
                                                    ------------   ------------
    Total distributions to shareholders ..........            --             --
                                                    ------------   ------------
FUND SHARE TRANSACTIONS (NOTE 4):
    Proceeds from shares sold ....................     2,226,127      4,648,269
    Net asset value of shares issued to
       shareholders on reinvestment of
       distributions .............................            --             --
    Cost of shares repurchased ...................    (1,195,097)      (839,225)
                                                    ------------   ------------
    Net increase (decrease) in net assets
       resulting from Fund share
       transactions ..............................     1,031,030      3,809,044
                                                    ------------   ------------
TOTAL CHANGE IN NET ASSETS .......................     2,625,233      1,050,150
NET ASSETS:
       Beginning of period .......................    11,325,828     10,275,678
                                                    ------------   ------------
       End of period* ............................  $ 13,951,061   $ 11,325,828
                                                    ============   ============
       *Including undistributed net
           investment income (loss) ..............  $    171,751   $     95,914

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                             BASIC                      BALANCED
                                                                           VALUE FUND                     FUND
                                                                   --------------------------  --------------------------
                                                                    SIX MONTHS                  SIX MONTHS
                                                                      ENDED                       ENDED
                                                                     JUNE 30,     YEAR ENDED     JUNE 30,     YEAR ENDED
                                                                       2003      DECEMBER 31,      2003      DECEMBER 31,
                                                                   (UNAUDITED)       2002      (UNAUDITED)       2002
                                                                   ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
       Net investment income (loss) .............................  $     (9,489) $       (230) $    107,373  $    238,405
       Net realized gain (loss) .................................      (265,827)     (387,341)      235,312    (2,676,501)
       Net change in unrealized appreciation (depreciation) .....     1,719,106    (1,064,152)    1,909,970        82,901
                                                                   ------------  ------------  ------------  ------------
       Net increase (decrease) in net assets resulting from
           operations ...........................................     1,443,790    (1,451,723)    2,252,655    (2,355,195)
                                                                   ------------  ------------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
       From net investment income ...............................            --            --            --      (118,695)
       From net realized capital gains ..........................            --            --            --       (75,606)
                                                                   ------------  ------------  ------------  ------------
                  Total distributions to shareholders ...........            --            --            --      (194,301)
                                                                   ------------  ------------  ------------  ------------
FUND SHARE TRANSACTIONS (NOTE 4):
       Proceeds from shares sold ................................     4,397,650     7,307,587     4,162,787     7,458,603
       Net asset value of shares issued to shareholders on
             reinvestment of distributions ......................            --            --            --       194,301
       Cost of shares repurchased ...............................      (593,077)     (866,567)   (1,188,047)   (1,608,117)
                                                                   ------------  ------------  ------------  ------------
       Net increase in net assets resulting from Fund share
            transactions ........................................     3,804,573     6,441,020     2,974,740     6,044,787
                                                                   ------------  ------------  ------------  ------------
TOTAL CHANGE IN NET ASSETS ......................................     5,248,363     4,989,297     5,227,395     3,495,291
NET ASSETS:
       Beginning of period ......................................     7,830,895     2,841,598    14,135,667    10,640,376
                                                                   ------------  ------------  ------------  ------------
       End of period* ...........................................  $ 13,079,258  $  7,830,895  $ 19,363,062  $ 14,135,667
                                                                   ============  ============  ============  ============
       *Including undistributed net
            investment income (loss) ............................  $     (9,489) $         --  $    227,089  $    119,716

   The accompanying notes are an integral part of these financial statements.

EMERGING GROWTH EQUITY FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                   SIX MONTHS
                                                                      ENDED
                                                                     JUNE 30,          YEAR ENDED DECEMBER 31,    PERIOD ENDED
                                                                      2003           --------------------------   DECEMBER 31,
                                                                   (UNAUDITED)        2002     2001       2000      1999(a)
                                                                   ------------      ------   ------     ------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD ............................  $       4.73      $ 8.14   $ 9.89     $17.49   $      10.00
                                                                   ------------      ------   ------     ------   ------------
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss) ...............................         (0.03)      (0.07)   (0.09)     (0.16)+        (0.03)
     Net realized and unrealized gain (loss) ....................          0.91       (3.34)   (1.66)     (5.06)          7.52
                                                                   ------------      ------   ------     ------   ------------
            Total from investment operations ....................          0.88       (3.41)   (1.75)     (5.22)          7.49
                                                                   ------------      ------   ------     ------   ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
     From net realized capital gains ............................            --          --    (0.00)(b)  (2.38)            --
                                                                   ------------      ------   ------     ------   ------------
            Total distributions .................................            --          --    (0.00)     (2.38)            --
                                                                   ------------      ------   ------     ------   ------------
NET ASSET VALUE, END OF PERIOD ..................................  $       5.61      $ 4.73   $ 8.14     $ 9.89   $      17.49
                                                                   ============      ======   ======     ======   ============
TOTAL RETURN ....................................................         18.60%*    (41.89)% (17.84)%   (30.13)%        74.90%*
RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (000's) ..........................  $      6,979      $4,788   $7,424     $8,715   $      9,119
     Net expenses to average daily net assets ...................          1.35%**     1.35%    1.35%      1.35%          1.35%**
     Net investment income (loss) to average daily net assets ...         (1.30)%**   (1.27)%  (1.07)%    (0.96)%        (1.04)%**
     Portfolio turnover rate ....................................            82%        176%     137%       152%            47%
     Without the waiver/reimbursement of expenses by the
          Manager, the ratio of net expenses and net investment
          income (loss) to average net assets would have been:
              Expenses ..........................................          5.22%**     4.81%    4.10%      3.29%          3.96%**
              Net investment loss ...............................         (5.17)%**   (4.73)%  (3.82)%    (2.90)%        (3.65)%**

(a) Fund commenced operations on October 1, 1999.

(b) Distributions from net realized cap gains were less than $0.01 per share.

  * Not annualized.

 ** Annualized.

  + Calculated using average shares outstanding throughout the period.

    The accompanying notes are an integral part of these financial statements.

AGGRESSIVE GROWTH FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                     SIX MONTHS
                                                                                       ENDED
                                                                                      JUNE 30,        YEAR ENDED    PERIOD ENDED
                                                                                        2003         DECEMBER 31,   DECEMBER 31,
                                                                                     (UNAUDITED)          2002         2001(a)
                                                                                     -----------     ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD ..............................................  $      6.41     $       9.37   $      10.00
                                                                                     -----------     ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
       Net investment income (loss) ...............................................        (0.03)           (0.04)         (0.03)+
       Net realized and unrealized gain (loss) ....................................         1.22            (2.92)         (0.60)
                                                                                     -----------     ------------   ------------
                Total from investment operations ..................................         1.19            (2.96)         (0.63)
                                                                                     -----------     ------------   ------------
NET ASSET VALUE, END OF PERIOD ....................................................  $      7.60     $       6.41   $       9.37
                                                                                     ===========     ============   ============
TOTAL RETURN ......................................................................        18.57%*         (31.59)%        (6.30)%*
RATIOS/SUPPLEMENTAL DATA:
       Net assets, end of period (000's) ..........................................  $     8,821     $      4,197   $      2,534
       Net expenses to average daily net assets ...................................         1.25%**          1.25%          1.25%**
       Net investment income (loss) to average daily net assets ...................        (0.99)%**        (0.84)%        (0.84)%**
       Portfolio turnover rate ....................................................          103%             244%           101%
       Without the waiver/reimbursement of expenses by the Manager, the ratio of net expenses and net investment income (loss) to average net assets would have been:
            Expenses ..............................................................         4.26%**          7.61%          8.60%**
            Net investment loss ...................................................        (4.00)%**        (7.20)%        (8.19)%**

(a) Fund commenced operations on August 14, 2001.

  * Not annualized.

 ** Annualized.

  + Calculated using average shares outstanding throughout the period.

   The accompanying notes are an integral part of these financial statements.

CAPITAL APPRECIATION FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                  SIX MONTHS
                                                                                     ENDED
                                                                                    JUNE 30,        YEAR ENDED     PERIOD ENDED
                                                                                      2003         DECEMBER 31,    DECEMBER 31,
                                                                                  (UNAUDITED)           2002           2001(a)
                                                                                  -----------      ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD ...........................................  $      7.02      $       9.84    $      10.00
                                                                                  -----------      ------------    ------------
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss) ..............................................        (0.03)            (0.05)          (0.02)+
     Net realized and unrealized gain (loss) ...................................         1.23             (2.77)          (0.14)
                                                                                  -----------      ------------    ------------
             Total from investment operations ..................................         1.20             (2.82)          (0.16)
                                                                                  -----------      ------------    ------------
NET ASSET VALUE, END OF PERIOD .................................................  $      8.22      $       7.02    $       9.84
                                                                                  ===========      ============    ============
TOTAL RETURN ...................................................................        17.09%*          (28.66)%         (1.60)%*
RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (000's) .........................................  $     4,912      $      3,224    $      3,046
     Net expenses to average daily net assets ..................................         1.20%**           1.20%           1.20%**
     Net investment income (loss) to average daily net assets ..................        (0.78)%**         (0.74)%         (0.66)%**
     Portfolio turnover rate ...................................................           31%               69%             17%
     Without the waiver/reimbursement of expenses by the Manager, the ratio of net expenses and net investment income (loss) to average net assets would have been:
           Expenses ............................................................         5.18%**           6.47%           6.87%**
           Net investment loss .................................................        (4.77)%**         (6.01)%         (6.33)%**

(a) Fund commenced operations on August 14, 2001.

  * Not annualized.

 ** Annualized.

  + Calculated using average shares outstanding throughout the period.

   The accompanying notes are an integral part of these financial statements.

EQUITY GROWTH FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                  SIX MONTHS
                                                                     ENDED
                                                                    JUNE 30,           YEAR ENDED DECEMBER 31,      PERIOD ENDED
                                                                      2003         ------------------------------   DECEMBER 31,
                                                                  (UNAUDITED)        2002       2001       2000        1999(a)
                                                                  ------------     --------   --------   --------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD ...........................  $       6.05     $   8.62   $  10.20   $  12.07   $      10.00
                                                                  ------------     --------   --------   --------   ------------
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss) ..............................         (0.00)(b)    (0.02)     (0.04)     (0.06)+        (0.01)
     Net realized and unrealized gain (loss) ...................          0.61        (2.55)     (1.53)     (1.36)          2.08
                                                                  ------------     --------   --------   --------   ------------
            Total from investment operations ...................          0.61        (2.57)     (1.57)     (1.42)          2.07
                                                                  ------------     --------   --------   --------   ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
     From net realized capital gains ...........................            --           --      (0.01)     (0.45)            --
                                                                  ------------     --------   --------   --------   ------------
            Total distributions ................................            --           --      (0.01)     (0.45)            --
                                                                  ------------     --------   --------   --------   ------------
NET ASSET VALUE, END OF PERIOD .................................  $       6.66     $   6.05   $   8.62   $  10.20   $      12.07
                                                                  ============     ========   ========   ========   ============
TOTAL RETURN ...................................................         10.08%*     (29.81)%   (15.44)%   (11.82)%        20.70%*
RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (000's) .........................  $     13,103     $  5,740   $  7,555   $  7,646   $      6,564
     Net expenses to average daily net assets ..................          1.25%**      1.25%      1.25%      1.25%          1.25%**
     Net investment income (loss) to average daily net
         assets ................................................         (0.01)%**    (0.25)%    (0.45)%    (0.50)%        (0.36)%**
     Portfolio turnover rate ...................................            82%         189%       103%        87%            26%
     Without the waiver/reimbursement of expenses by
         the Manager, the ratio of net expenses and net
         investment income (loss) to average net assets
         would have been:
           Expenses ............................................          3.68%**      4.09%      3.90%      3.68%          4.54%**
           Net investment loss .................................         (2.44)%**    (3.09)%    (3.10)%    (2.93)%        (3.65)%**

(a) Fund commenced operations on October 1, 1999.

(b) Net investment loss was less than $0.01 per share.

  * Not annualized.

 ** Annualized.

  + Calculated using average shares outstanding during the period.

   The accompanying notes are an integral part of these financial statements.

DIVERSIFIED MID-CAP FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                       SIX MONTHS
                                                                                          ENDED
                                                                                        JUNE 30,       YEAR ENDED   PERIOD ENDED
                                                                                          2003        DECEMBER 31,  DECEMBER 31,
                                                                                       (UNAUDITED)        2002         2001(a)
                                                                                      -------------   ------------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD ..............................................   $    8.10       $   10.04     $   10.00
                                                                                      ---------       ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ....................................................        0.01            0.01          0.01+
  Net realized and unrealized gain (loss) .........................................        0.97           (1.94)         0.04
                                                                                      ---------       ---------     ---------
    Total from investment operations ..............................................        0.98           (1.93)         0.05
                                                                                      ---------       ---------     ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income ......................................................          --           (0.01)        (0.01)
                                                                                      ---------       ---------     ---------
    Total distributions ...........................................................          --           (0.01)        (0.01)
                                                                                      ---------       ---------     ---------
NET ASSET VALUE, END OF PERIOD ....................................................   $    9.08       $    8.10     $   10.04
                                                                                      =========       =========     =========
TOTAL RETURN ......................................................................       12.10%*        (19.25)%        0.47
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's) ...............................................   $   7,217       $   5,537     $   3,261
  Net expenses to average daily net assets ........................................        1.20%**         1.20%         1.20%**
  Net investment income (loss) to average daily net assets ........................        0.20%**         0.13%         0.14%**
  Portfolio turnover rate .........................................................          39%            126%           45%
  Without the waiver/reimbursement of expenses by the Manager, the ratio of net expenses and net investment income (loss) to average net assets would have been:
    Expenses ......................................................................        4.15%**         5.07%         7.19%**
    Net investment loss ...........................................................       (2.75)%**       (3.74)%       (5.85)%**

(a)      Fund commenced operations on August 14, 2001.

  *      Not annualized.

 **      Annualized.

  +      Calculated using average shares outstanding during the period.

   The accompanying notes are an integral part of these financial statements.

MID CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                       SIX MONTHS
                                                                                          ENDED
                                                                                         JUNE 30,       YEAR ENDED   PERIOD ENDED
                                                                                           2003        DECEMBER 31,  DECEMBER 31,
                                                                                       (UNAUDITED)        2002         2001(a)
                                                                                      -------------   ------------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD ..............................................   $    9.85        $   10.67    $  10.00
                                                                                      ---------        ---------    --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ....................................................        0.01             0.02        0.04+
  Net realized and unrealized gain (loss) .........................................        1.46            (0.82)       0.67
                                                                                      ---------        ---------    --------
    Total from investment operations ..............................................        1.47            (0.80)       0.71
                                                                                      ---------        ---------    --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income ......................................................          --            (0.02)      (0.04)
                                                                                      ---------        ---------    --------
    Total distributions ...........................................................          --            (0.02)      (0.04)
                                                                                      ---------        ---------    --------
NET ASSET VALUE, END OF PERIOD ....................................................   $   11.32        $    9.85    $  10.67
                                                                                      =========        =========    ========
TOTAL RETURN ......................................................................       14.92%*          (7.49)%      7.07%*
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's) ...............................................   $  16,741        $  10,630    $  2,807
  Net expenses to average daily net assets ........................................        1.15%**          1.15%       1.15%**
  Net investment income (loss) to average daily net assets ........................        0.27%**          0.36%       1.01%**
  Portfolio turnover rate .........................................................          49%              70%         33%
  Without the waiver/reimbursement of expenses by the Manager, the ratio of net expenses and net investment income (loss) to average net assets would have been:
    Expenses ......................................................................        2.43%**          3.78%       7.18%**
    Net investment loss ...........................................................       (1.01)%**        (2.27)%     (5.02)%**

(a)      Fund commenced operations on August 14, 2001.

  *      Not annualized.

 **      Annualized.

  +      Calculated using average shares outstanding during the period.

   The accompanying notes are an integral part of these financial statements.

CAPITAL GROWTH FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    SIX MONTHS
                                                                       ENDED
                                                                      JUNE 30,         YEAR ENDED DECEMBER 31,        PERIOD ENDED
                                                                       2003      -----------------------------------   DECEMBER 31,
                                                                    (UNAUDITED)     2002         2001        2000        1999(a)
                                                                    -----------  -----------  -----------  ---------  -----------
NET ASSET VALUE, BEGINNING OF PERIOD .............................  $ 6.91       $  9.13      $ 10.66      $ 12.07    $   10.00
                                                                    ------       -------      -------      -------    ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...................................    0.01          0.00(b)     (0.00)(b)    (0.01)       (0.00)(b)
  Net realized and unrealized gain (loss) ........................    0.67         (2.22)       (1.53)       (1.00)        2.08
                                                                    ------       -------      -------      -------    ---------
    Total from investment operations .............................    0.68         (2.22)       (1.53)       (1.01)        2.08
                                                                    ------       -------      -------      -------    ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income .....................................      --         (0.00)(d)       --           --           --
  From net realized capital gains ................................      --            --        (0.00)(c)     0.40)       (0.01)
                                                                    ------       -------      -------      -------    ---------
    Total distributions ..........................................      --         (0.00)       (0.00)       (0.40)       (0.01)
                                                                    ------       -------      -------      -------    ---------
NET ASSET VALUE, END OF PERIOD ...................................  $ 7.59       $  6.91      $  9.13      $ 10.66    $   12.07
                                                                    ======       =======      =======      =======    =========
TOTAL RETURN .....................................................    9.84%*      (24.37)%     (14.26)%      (8.44)%      20.80%*
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's) ..............................  $9,933       $ 8,270      $ 8,649      $ 8,458    $   6,384
  Net expenses to average daily net assets .......................    1.15%**       1.15%        1.15%        1.15%        1.15%**
  Net investment income (loss) to average daily net assets .......    0.22%**       0.07%       (0.03)%      (0.11)%      (0.05)%**
  Portfolio turnover rate ........................................      12%           23%          10%          35%          13%
  Without the waiver/reimbursement of expenses by the Manager, the ratio of net expenses and net investment income (loss)
  to average net assets would have been:
    Expenses .....................................................    3.08%**       3.14%        3.19%        3.50%        4.38%**
    Net investment loss ..........................................   (1.72)%**     (1.92)%      (2.07)%      (2.46)%      (3.28)%**

(a)      Fund commenced operations on October 1, 1999.

(b)      Net investment income (loss) was less than $0.01 per share.

(c) Distributions from net realized capital gains were less than $0.01 per share.

(d) Distributions from net investment income were less than $0.01 per share.

  *      Not annualized.

 **      Annualized.

   The accompanying notes are an integral part of these financial statements.

BLUE CHIP FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                      SIX MONTHS
                                                                                         ENDED
                                                                                        JUNE 30,      YEAR ENDED     PERIOD ENDED
                                                                                         2003         DECEMBER 31,   DECEMBER 31,
                                                                                      (UNAUDITED)         2002          2001(a)
                                                                                     -------------   -------------   -------------
NET ASSET VALUE, BEGINNING OF PERIOD .............................................   $    7.10       $    9.62       $   10.00
                                                                                     ---------       ---------       ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...................................................        0.00(b)        (0.00)(b)       (0.01)+
  Net realized and unrealized gain (loss) ........................................        0.76           (2.52)          (0.37)
                                                                                     ---------       ---------       ---------
    Total from investment operations .............................................        0.76           (2.52)          (0.38)
                                                                                     ---------       ---------       ---------
NET ASSET VALUE, END OF PERIOD ...................................................   $    7.86       $    7.10       $    9.62
                                                                                     =========       =========       =========
TOTAL RETURN .....................................................................       10.70%*        (26.20)           (380)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's) ..............................................   $   6,814       $   4,531       $   2,617
  Net expenses to average daily net assets .......................................        1.20%**         1.20%           1.20%**
  Net investment income (loss) to average daily net assets .......................        0.03%**        (0.06)%         (0.24)%**
  Portfolio turnover rate ........................................................           9%             63%             14%
  Without the waiver/reimbursement of expenses by the Manager, the ratioof net expenses and net investment income (loss) to average net assets would have been:
    Expenses .....................................................................        4.20%**         5.89%           7.69%**
    Net investment loss ..........................................................       (2.97)%**       (4.75)%         (6.73)%**

(a)      Fund commenced operations on August 14, 2001.

(b)      Net investment income (loss) was less than $0.01 per share.

  *      Not Annualized.

 **      Annualized.

  +      Calculated using average shares outstanding throughout the period.

   The accompanying notes are an integral part of these financial statements.

VALUE EQUITY FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                          SIX MONTHS
                                                                            ENDED
                                                                           JUNE 30,       YEAR ENDED DECEMBER 31,      PERIOD ENDED
                                                                             2003      ------------------------------  DECEMBER 31,
                                                                         (UNAUDITED)     2002       2001       2000     1999(a)
                                                                         -----------   ---------  ---------  --------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD ...................................  $  8.25      $ 10.60    $ 11.45    $10.74     $10.00
                                                                          -------      -------    -------    ------     ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) .........................................     0.05         0.07       0.06      0.09       0.02
  Net realized and unrealized gain (loss) ..............................     1.09        (2.42)     (0.60)     1.56       0.74
                                                                          -------      -------    -------    ------     ------
    Total from investment operations ...................................     1.14        (2.35)     (0.54)     1.65       0.76
                                                                          -------      -------    -------    ------     ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income ...........................................       --           --      (0.06)    (0.08)     (0.02)
  From net realized capital gains ......................................       --           --      (0.25)    (0.86)        --
                                                                          -------      -------    -------    ------     ------
    Total distributions ................................................       --           --      (0.31)    (0.94)     (0.02)
                                                                          -------      -------    -------    ------     ------
NET ASSET VALUE, END OF PERIOD .........................................  $  9.39      $  8.25    $ 10.60    $11.45     $10.74
                                                                          =======      =======    =======    ======     ======
TOTAL RETURN ...........................................................    13.82%*     (22.17)%    (4.88)%   15.35%      7.56%*
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's) ....................................  $13,951      $11,326    $10,276    $8,516     $5,566
  Net expenses to average daily net assets .............................     1.10%**      1.10%      1.10%     1.10%      1.10%**
  Net investment income (loss) to average daily net assets .............     1.29%**      0.89%      0.54%     0.79%      0.64%**
  Portfolio turnover rate ..............................................       25%          42%        44%       74%        18%
  Without the waiver/reimbursement of expenses by the Manager, the ratio of net expenses and net investment income (loss) to average net assets would have been:
    Expenses ...........................................................     2.53%**      2.67%      2.90%     3.69%      4.56%**
    Net investment loss ................................................    (0.14)%**    (0.68)%    (1.26)%   (1.80)%    (2.82)%**

(a)      Fund commenced operations on October 1, 1999.

  *      Not Annualized.

 **      Annualized.

   The accompanying notes are an integral part of these financial statements.

BASIC VALUE FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                       SIX MONTHS
                                                                         ENDED
                                                                        JUNE 30,     YEAR ENDED   PERIOD ENDED
                                                                          2003      DECEMBER 31,  DECEMBER 31,
                                                                      (UNAUDITED)       2002        2001(a)
                                                                      -----------   ------------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD ..............................   $  7.54       $   9.63      $   10.00
                                                                      -------       --------      ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment gain (loss) ......................................     (0.01)         (0.00)(b)       0.00(b)+
  Net realized and unrealized gain (loss) .........................      1.01          (2.09)         (0.37)
                                                                      -------       --------      ---------
    Total from investment operations ..............................      1.00          (2.09)         (0.37)
                                                                      -------       --------      ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income ......................................        --             --          (0.00)(c)
                                                                      -------       --------      ---------
    Total distributions ...........................................        --             --          (0.00)
                                                                      -------       --------      ---------
NET ASSET VALUE, END OF PERIOD ....................................   $  8.54       $   7.54      $    9.63
                                                                      =======       ========      =========
TOTAL RETURN ......................................................     13.26%*       (21.70)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's) ...............................   $13,079       $  7,831      $   2,842
  Net expenses to average daily net assets ........................      1.20%**        1.20%          1.20%**
  Net investment income (loss) to average daily net assets ........     (0.20)%**      (0.00)%         0.03%**
  Portfolio turnover rate .........................................        12%            29%            11%
  Without the waiver/reimbursement of expenses by the Manager, the ratio of net expenses and net investment income (loss) to
    average net assets would have been:
    Expenses ......................................................      2.98%**        4.48%          7.40%**
    Net investment loss ...........................................     (1.98)%**      (3.28)%        (6.17)%**

(a)      Fund commenced operations on August 14, 2001.

(b)      Net investment income (loss) was less than $0.01 per share.

(c) Distributions from net investment income were less than $0.01 per share.

  *      Not Annualized.

 **      Annualized.

  +      Calculated using average shares outstanding during the period.

   The accompanying notes are an integral part of these financial statements.

BALANCED FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                     SIX MONTHS
                                                                       ENDED
                                                                      JUNE 30,      YEAR ENDED DECEMBER 31,     PERIOD ENDED
                                                                       2003       ----------------------------  DECEMBER 31,
                                                                     (UNAUDITED)     2002     2001(a)   2000      1999(b)
                                                                     -----------  ---------  --------  -------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD .............................   $  8.02      $  9.95    $ 10.45   $10.28   $  10.00
                                                                     -------      -------    -------   ------   --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...................................      0.06         0.14       0.20     0.31+      0.06
  Net realized and unrealized gain (loss) ........................      1.12        (1.96)      0.04     0.60       0.28
                                                                     -------      -------    -------   ------   --------
    Total from investment operations .............................      1.18        (1.82)      0.24     0.91       0.34
                                                                     -------      -------    -------   ------   --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income .....................................        --        (0.07)     (0.20)   (0.32)     (0.06)
  From net realized capital gains ................................        --        (0.04)     (0.54)   (0.42)     (0.00)(c)
                                                                     -------      -------    -------   ------   --------
    Total distributions ..........................................        --        (0.11)     (0.74)   (0.74)     (0.06)
                                                                     -------      -------    -------   ------   --------
NET ASSET VALUE, END OF PERIOD ...................................   $  9.20      $  8.02    $  9.95   $10.45   $  10.28
                                                                     =======      =======    =======   ======   ========
TOTAL RETURN .....................................................     14.71%*     (18.30)%     2.24%    8.88%      3.40%*
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's) ..............................   $19,363      $14,136    $10,640   $7,789   $  5,248
    Net expenses to average daily net assets .....................      1.10%**      1.10%      1.10%    1.10%      1.10%**
    Net investment income (loss) to average daily net assets .....      1.37%**      2.00%      2.01%    3.01%      2.31%**
    Portfolio turnover rate ......................................        70%          90%       118%     101%        35%
    Without the waiver/reimbursement of expenses by the Manager, the ratio of net expenses and net investment income (loss)
     to average net assets would have been:
      Expenses ...................................................      2.20%**      2.53%      2.95%    3.87%      4.60%**
      Net investment income (loss) ...............................      0.27%**      0.57%      0.17%    0.24%     (1.19)%**

(a) The fund has adopted the provisions of the AICPA Guide for Investment Companies and began amortizing market premium on fixed-income securities. The effect of this change for the year ended December 31, 2001 was a decrease less than $0.01 in net investment income per share, an increase less than $0.01 in net realized and unrealized gains and losses per share, and a decrease in the ratio of net investment income from 2.02% to 2.01%. The periods prior to January 1, 2001 have not been restated to reflect the change in presentation.

(b)      Fund commenced operations on October 1, 1999.

(c) Distributions from net realized capital gains were less than $0.01 per share.

  *      Not Annualized.

 **      Annualized.

  +      Calculated using average share outstanding throughout the period.

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

LSA Variable Series Trust (the "Trust") was formed as a Delaware statutory trust on March 2, 1999 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust currently consists of eleven portfolios: the Emerging Growth Equity Fund, the Aggressive Growth Fund, the Capital Appreciation Fund, the Equity Growth Fund (formerly the Focused Equity Fund), the Diversified Mid-Cap Fund, the Mid Cap Value Fund, the Capital Growth Fund (formerly the Growth Equity Fund), the Blue Chip Fund, the Value Equity Fund, the Basic Value Fund, and the Balanced Fund (each referred to as a "Fund" and together as the "Funds"). The Aggressive Growth Fund, the Capital Appreciation Fund, the Diversified Mid-Cap Fund, the Mid Cap Value Fund, the Blue Chip Fund, and the Basic Value Fund commenced operations on August 14, 2001. The remainder of the Funds commenced operations on October 1, 1999. Shares of the Funds are sold exclusively to insurance company separate accounts as a funding vehicle for variable life and/or variable annuity contracts.

The Emerging Growth Equity Fund seeks to provide capital appreciation by investing primarily in rapidly growing emerging companies. The Aggressive Growth Fund seeks to provide long-term capital growth by investing primarily in equity securities of small and mid-sized growth companies. The Capital Appreciation Fund seeks to provide long-term capital growth by investing primarily in equity securities listed on national exchanges or NASDAQ. The Equity Growth Fund seeks long-term capital appreciation by investing primarily in growth oriented equity securities of large capitalization companies. The Diversified Mid-Cap Fund seeks to provide long-term growth of capital by investing in securities of companies with medium market capitalizations. The Mid Cap Value Fund seeks to provide long-term capital growth by investing primarily in equity securities of medium-capitalization companies. The Capital Growth Fund seeks long-term growth of capital by investing in a diversified portfolio of equity securities. The Blue Chip Fund seeks to provide long-term capital growth by investing primarily in equity securities of blue chip companies. Current income is a secondary objective of the Blue Chip Fund. The Value Equity Fund seeks to provide long-term growth of capital by investing primarily in common stocks of established U.S. companies. Current income is a secondary objective of the Value Equity Fund. The Basic Value Fund seeks to provide long-term growth of capital by investing primarily in common stocks which the Adviser believes to be undervalued in relation to long-term earnings power or other factors. The Balanced Fund seeks to provide a combination of growth of capital and investment income by investing in a mix of debt and equity securities. Growth of capital is the Balanced Fund's primary objective.

1. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (hereafter referred to as "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies for the Funds. Such policies are in conformity with generally accepted accounting principles for investment companies and are consistently followed by the Funds in the preparation of the financial statements.

PORTFOLIO VALUATION

Equity securities are valued at the last sales price reported on principal securities exchanges (domestic or foreign). Equity securities reported on NASDAQ are valued at the NASDAQ official closing price. If no sale took place on such day, then such securities are valued at the mean between the bid and asked prices. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Short-term debt securities with less than 61 days to maturity are valued at amortized cost, which approximates market value. Exchange traded options are valued at the last sales price; if no sales took place on such day, then options are valued at the mean between the bid and asked prices. Unlisted securities and securities for which market quotations are not readily available are valued in good faith at fair value by, or under guidelines established by, the Funds' Board of Trustees.

LSA VARIABLE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent actually received or paid. For the six months ended June 30, 2003, the Funds did not enter into any foreign security transactions.

FUTURES

The Funds may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or as a substitute for the purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds held no open futures contracts as of June 30, 2003.

OPTIONS

Each Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds received or offset against the amounts paid on the transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying securities may be sold (call) or purchased
(put) by the counterparty and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. The Funds held no open written option contracts as of June 30, 2003.

Each Fund may also purchase put and call options. A Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid from purchasing options which expire are treated as realized losses. Premiums paid from purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid.

SECURITIES TRANSACTIONS, INVESTMENT INCOME AND EXPENSES

Securities transactions are recorded as of the trade date. Realized gains or losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount earned less premiums amortized. Interest income on U.S. Treasury inflation indexed securities is accrued daily based upon the inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income. Dividend income is recorded on the ex-dividend date. Expenses of the Trust that can be directly attributed to an individual Fund are charged to that Fund. Expenses

LSA VARIABLE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

which are not directly attributed to a specific fund are allocated taking into consideration the nature and type of expense and the relative net assets of the Funds.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Each Fund intends to distribute substantially all of its income and capital gains each year. All dividend and capital gain distributions will automatically be reinvested in additional shares of the Funds. Distributions are recorded on the ex-dividend date.

FEDERAL INCOME TAXES

Each Fund has qualified and intends to continue to qualify as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). As such, and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each Fund will not be subject to federal income tax on taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing and other requirements of the Code. Therefore, no provision for federal income or excise tax is necessary.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses. Distributions in excess of tax basis earnings and profits attributable to permanent differences, if any, are reported in the Funds' financial statements as a return of capital. Differences in the recognition of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

LSA Asset Management LLC (the "Manager") serves as investment manager to the Funds pursuant to an Investment Management Agreement with the Trust. LSA Asset Management LLC is a wholly owned subsidiary of Allstate Life Insurance Company, which is wholly owned by Allstate Insurance Company, a wholly owned subsidiary of The Allstate Corporation. The Manager is entitled to receive from each Fund a management fee, payable monthly, at an annual rate as a percentage of average daily net assets of each Fund as set forth in the table below.

                   FUND                             MANAGEMENT FEES
---------------------------------------------       ---------------
Emerging Growth Equity Fund..................            1.05%
Aggressive Growth Fund.......................            0.95%
Capital Appreciation Fund....................            0.90%
Equity Growth Fund...........................            0.95%
Diversified Mid-Cap Fund.....................            0.90%
Mid Cap Value Fund...........................            0.85%
Capital Growth Fund..........................            0.85%
Blue Chip Fund...............................            0.90%
Value Equity Fund............................            0.80%
Basic Value Fund.............................            0.90%
Balanced Fund................................            0.80%

LSA VARIABLE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Manager has entered into an advisory agreement for each Fund pursuant to which the Manager has appointed an Adviser to carry out the day-to-day investment and reinvestment of the assets of the relevant Fund. The fees of the Advisers are paid by the Manager. The following table lists the Adviser of each Fund.

                FUND                                           ADVISER
--------------------------------------------     --------------------------------------
Emerging Growth Equity Fund.................     RS Investment Management, L.P.
Aggressive Growth Fund......................     Van Kampen Asset Management Inc.
Capital Appreciation Fund...................     Janus Capital Management LLC
Equity Growth Fund..........................     Van Kampen
Diversified Mid-Cap Fund....................     Fidelity Management & Research Company
Mid Cap Value Fund..........................     Van Kampen Asset Management Inc.
Capital Growth Fund.........................     Goldman Sachs Asset Management, L.P.
Blue Chip Fund..............................     A I M Capital Management, Inc.
Value Equity Fund...........................     Salomon Brothers Asset Management Inc
Basic Value Fund............................     A I M Capital Management, Inc.
Balanced Fund...............................     OpCap Advisors

The Manager has currently agreed to reduce its fees or reimburse the Funds for expenses above certain limits. Currently this limit is set so that no Fund will incur expenses (not including interest, taxes, or brokerage commissions) that annually exceed the amount of its management fee plus .30% of its average daily net assets. Commencing May 1, 2002 and continuing for three years thereafter, under certain circumstances the Manager may recapture any amounts waived or reimbursed provided the Fund remains within its operating expense limit. The amount of reimbursement is presented net of accrued management fees as a receivable from the Manager in the Statements of Assets and Liabilities. The Manager is contractually obligated to continue this arrangement through at least April 30, 2004.

The Funds have entered into an agreement with Fidelity Capital (the "broker") whereby the broker will rebate a portion of the brokerage commissions. Amounts earned by the Funds under such agreement are presented as a reduction expense in the statement of operations. For the six months ended June 30, 2003, reduction of expenses under this agreement were as follows:

               FUND                         COMMISSION RECAPTURE
---------------------------------------     --------------------
Emerging Growth Equity Fund............           $      --
Aggressive Growth Fund.................               1,615
Capital Appreciation Fund..............                  45
Equity Growth Fund.....................               1,765
Diversified Mid-Cap Fund...............                 152
Mid Cap Value Fund.....................               3,712
Capital Growth Fund....................                 888
Blue Chip Fund.........................                 230
Value Equity Fund......................                  --
Basic Value Fund.......................               1,540
Balanced Fund..........................               4,536

The Funds pay no salaries or compensation to any officer or Trustee affiliated with the Manager or Investors Bank & Trust Company (the "Administrator"). The compensation of unaffiliated Trustees is borne by the Funds.

LSA VARIABLE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

At June 30, 2003, separate accounts of Allstate Life Insurance Company and its subsidiaries owned 100% of the outstanding shares of the Funds.

3. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the six months ended June 30, 2003, were as follows:

                                               U.S.
                                            GOVERNMENT        OTHER LONG-
                                            SECURITIES      TERM SECURITIES
                                            -----------     ---------------
Purchases
   Emerging Growth Equity Fund.........     $        --      $   5,177,830
   Aggressive Growth Fund..............              --          9,172,542
   Capital Appreciation Fund...........              --          1,926,280
   Equity Growth Fund..................              --          7,239,780
   Diversified Mid-Cap Fund............              --          3,194,032
   Mid Cap Value Fund..................              --         10,283,202
   Capital Growth Fund.................              --          1,780,451
   Blue Chip Fund......................              --          2,297,397
   Value Equity Fund...................              --          3,125,937
   Basic Value Fund....................              --          4,201,655
   Balanced Fund.......................       3,117,966          9,202,881

                                                U.S.
                                             GOVERNMENT      OTHER LONG-
                                             SECURITIES    TERM SECURITIES
                                            -----------    ---------------
Sales
   Emerging Growth Equity Fund.........     $        --    $    4,011,533
   Aggressive Growth Fund..............              --         5,801,083
   Capital Appreciation Fund...........              --         1,089,898
   Equity Growth Fund..................              --         6,008,185
   Diversified Mid-Cap Fund............              --         2,286,592
   Mid Cap Value Fund..................              --         6,085,546
   Capital Growth Fund.................              --         1,045,948
   Blue Chip Fund......................              --           481,594
   Value Equity Fund...................              --         2,754,453
   Basic Value Fund....................              --         1,079,361
   Balanced Fund.......................       2,462,454         8,042,300

LSA VARIABLE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

3. PURCHASES AND SALES OF SECURITIES (CONTINUED)

The following table denotes cost and gross unrealized appreciation/depreciation for Federal income tax purposes at June 30, 2003:

                                                                                              NET
                                                FEDERAL     TAX BASIS        TAX BASIS      UNREALIZED
                                              INCOME TAX    UNREALIZED      UNREALIZED     APPRECIATION
                                                 COST      APPRECIATION    DEPRECIATION   (DEPRECIATION)
                                              -----------  ------------    ------------   --------------
Emerging Growth Equity Fund ...............   $ 5,844,137   $ 1,053,849    $  (142,563)     $   911,286
Aggressive Growth Fund ....................     7,035,957     1,304,041        (32,780)       1,271,261
Capital Appreciation Fund .................     3,804,121       561,149        (65,392)         495,757
Equity Growth Fund ........................    12,040,268       688,201       (116,594)         571,607
Diversified Mid-Cap Fund ..................     6,945,325       546,979       (342,914)         204,065
Mid Cap Value Fund ........................    14,655,664     1,903,995       (193,615)       1,710,380
Capital Growth Fund .......................    10,938,405       397,205     (1,508,717)      (1,111,512)
Blue Chip Fund ............................     6,580,993       363,462       (274,592)          88,870
Value Equity Fund .........................    12,799,643     1,100,720       (970,988)         129,732
Basic Value Fund ..........................    11,475,859     1,052,042       (347,461)         704,581
Balanced Fund .............................    16,071,430     2,136,077       (494,837)       1,641,240

4. SHARES OF BENEFICIAL INTEREST

At June 30, 2003 an unlimited number of shares of beneficial interest without par value were authorized. Changes in shares of beneficial interest were as follows:

                                 EMERGING GROWTH EQUITY FUND          AGGRESSIVE GROWTH FUND
                               ------------------------------    --------------------------------
                               SIX MONTHS ENDED    YEAR ENDED     SIX MONTHS ENDED     YEAR ENDED
                                JUNE 30, 2003     DECEMBER 31,     JUNE 30, 2003      DECEMBER 31,
                                 (UNAUDITED)          2002          (UNAUDITED)          2002
                               ----------------   ------------    ----------------    ------------
Shares sold ................        453,810          276,340           572,874         1,058,296
Shares repurchased .........       (220,794)        (176,896)          (66,954)         (673,597)
Distributions reinvested....             --               --                --                --
                                  ---------        ---------         ---------         ---------
Net increase ...............        233,016           99,444           505,920           384,699
Fund shares:
   Beginning of period .....      1,011,513          912,069           655,142           270,443
                                  ---------        ---------         ---------         ---------
   End of period ...........      1,244,529        1,011,513         1,161,062           655,142
                                  =========        =========         =========         =========

                                     CAPITAL APPRECIATION FUND              EQUITY GROWTH FUND
                                  --------------------------------   --------------------------------
                                  SIX MONTHS ENDED     YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED
                                   JUNE 30, 2003      DECEMBER 31,    JUNE 30, 2003      DECEMBER 31,
                                    (UNAUDITED)          2002          (UNAUDITED)           2002
                                  ----------------    ------------   ----------------   -------------
Shares sold.................          228,818           163,669         1,130,274*         232,887
Shares repurchased..........          (90,487)          (14,223)         (109,719)        (160,834)
Distributions reinvested....               --                --                --               --
                                      -------           -------         ---------         --------
Net increase................          138,331           149,446         1,020,555           72,053
Fund shares:
   Beginning of period......          459,027           309,581           948,147          876,094
                                      -------           -------         ---------         --------
   End of period............          597,358           459,027         1,968,702          948,147
                                      =======           =======         =========         ========

LSA VARIABLE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

4. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                     DIVERSIFIED MID-CAP FUND            MID CAP VALUE FUND
                                  ------------------------------  -------------------------------
                                  SIX MONTHS ENDED   YEAR ENDED   SIX MONTHS ENDED    YEAR ENDED
                                   JUNE 30, 2003    DECEMBER 31,    JUNE 30, 2003    DECEMBER 31,
                                    (UNAUDITED)         2002         (UNAUDITED)         2002
                                  ----------------  ------------  ----------------   ------------
Shares sold..................          164,619         413,341         448,946          937,349
Shares repurchased...........          (53,267)        (55,115)        (49,364)        (123,667)
Distributions reinvested.....               --             638              --            2,241
                                       -------         -------       ---------        ---------
Net increase.................          111,352         358,864         399,582          815,923
Fund shares:
   Beginning of period.......          683,616         324,752       1,079,054          263,131
                                       -------         -------       ---------        ---------
   End of period.............          794,968         683,616       1,478,636        1,079,054
                                       =======         =======       =========        =========

                                         CAPITAL GROWTH FUND                   BLUE CHIP FUND
                                  --------------------------------   -------------------------------
                                  SIX MONTHS ENDED     YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED
                                    JUNE 30, 2003     DECEMBER 31,     JUNE 30, 2003    DECEMBER 31,
                                     (UNAUDITED)         2002          (UNAUDITED)          2002
                                  ----------------    ------------   ----------------   ------------
Shares sold..................          218,845           446,796          262,869          386,487
Shares repurchased...........         (107,886)         (196,839)         (34,487)         (19,867)
Distributions reinvested.....               --               445               --               --
                                     ---------         ---------          -------          -------
Net increase.................          110,959           250,402          228,382          366,620
Fund shares:
   Beginning of period.......        1,197,434           947,032          638,495          271,875
                                     ---------         ---------          -------          -------
   End of period.............        1,308,393         1,197,434          866,877          638,495
                                     =========         =========          =======          =======

                                           VALUE EQUITY FUND                  BASIC VALUE FUND
                                  --------------------------------   ---------------------------------
                                  SIX MONTHS ENDED     YEAR ENDED    SIX MONTHS ENDED      YEAR ENDED
                                    JUNE 30, 2003     DECEMBER 31,     JUNE 30, 2003      DECEMBER 31,
                                     (UNAUDITED)          2002          (UNAUDITED)           2002
                                  ----------------    ------------   ----------------     ------------
Shares sold..................          261,191           501,971           571,927           855,998
Shares repurchased...........         (148,055)          (99,457)          (78,305)         (112,539)
Distributions reinvested.....               --                --                --                --
                                     ---------         ---------         ---------         ---------
Net increase.................          113,136           402,514           493,622           743,459
Fund shares:
   Beginning of period.......        1,372,311           969,797         1,038,518           295,059
                                     ---------         ---------         ---------         ---------
   End of period.............        1,485,447         1,372,311         1,532,140         1,038,518
                                     =========         =========         =========         =========

                                            BALANCED FUND
                                  ---------------------------------
                                  SIX MONTHS ENDED      YEAR ENDED
                                    JUNE 30, 2003      DECEMBER 31,
                                     (UNAUDITED)          2002
                                  ----------------     ------------
Shares sold..................          491,056            866,596
Shares repurchased...........         (147,905)          (197,699)
Distributions reinvested.....               --             24,018
                                     ---------          ---------
Net increase.................          343,151            692,915
Fund shares:
   Beginning of period.......        1,762,318          1,069,403
                                     ---------          ---------
   End of period.............        2,105,469          1,762,318
                                     =========          =========

--------------
* See Note 6 for details on shares sold in conjunction with the fund reorganization.

LSA VARIABLE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

5. SHAREHOLDER VOTE

A special meeting of the shareholders of the Disciplined Equity Fund was held on March 20, 2003. Shareholders voted to approve an agreement and plan of reorganization providing for the transfer of all assets and liabilities of the Disciplined Equity Fund in exchange for shares of the Equity Growth Fund, and the shares so received were distributed to shareholders of the Disciplined Equity Fund.

Votes were cast as follows:

For...........................     93.406%
Against.......................      1.169%
Abstentions...................      5.378%
Broker Non-Votes..............      0.047%
                                  -------
Total.........................    100.000%
                                  =======

6. REORGANIZATION

Effective May 1, 2003, the Disciplined Equity Fund transferred all of its assets and liabilities to the Equity Growth Fund in a taxable reorganization in exchange for shares of the Equity Growth Fund, pursuant to an agreement and plan of reorganization approved by the shareholders of the Disciplined Equity Fund on March 20, 2003. The Manager paid the costs associated with the reorganization. The shareholders of the Disciplined Equity Fund received 793,734 shares ($6.36 per share) of the Equity Growth Fund, which had a value of $5,048,150, in exchange for the net assets of the Disciplined Equity Fund ($6.68 per share). Disciplined Equity Fund shareholders received 1.050 Equity Growth Fund shares for every 1.000 shares owned of the Disciplined Equity Fund. The Disciplined Equity Fund was subsequently liquidated.

                                                                      APPENDIX F

     Unaudited pro forma financial statements of Van Kampen Aggressive Growth Portfolio giving effect to the Reorganization of LSA Aggressive Growth Fund into Van Kampen Aggressive Growth Portfolio which include: (i) Pro Forma Condensed Statement of Assets and Liabilities at June 30, 2003, (ii) Pro Forma Condensed Statement of Operations for the twelve-months ended June 30, 2003, and (iii) Pro Forma Portfolio of Investments at June 30, 2003.

        LSA AGGRESSIVE GROWTH FUND - VAN KAMPEN LIT AGGRESSIVE PORTFOLIO
             PROFORMA CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                                  June 30, 2003
                                   (Unaudited)


                                                                                LSA         Van Kampen
                                                                            Aggressive    LIT Aggressive
                                                                              Growth          Growth     Adjustments     Proforma
                                                                           ------------   -------------- ------------  ------------

Total Investments (Cost of $7,035,957, $2,732,153 and
      $9,768,110, respectively) .........................................  $  8,307,218   $  3,143,276                 $ 11,450,494
Other Assets Less Liabilities ...........................................       513,433       (362,391)                     151,042
                                                                           ------------   ------------   ------------  ------------
NET ASSETS ..............................................................  $  8,820,651   $  2,780,885   $          -  $ 11,601,536
                                                                           ============   ============   ============  ============
NET ASSETS CONSIST OF:
Capital (Par value of $.00 and $.01 per share, respectively) ............  $  8,816,741   $  4,133,357                 $ 12,950,098
Net Unrealized Appreciation .............................................     1,271,261        411,123                    1,682,384
Accumulated Net Investment Loss .........................................       (29,391)       (30,489)                     (59,880)
Accumulated Net Realized Loss ...........................................    (1,237,960)    (1,733,106)                  (2,971,066)

                                                                           ------------   ------------   ------------  ------------
NET ASSETS ..............................................................  $  8,820,651   $  2,780,885   $          -  $ 11,601,536
                                                                           ============   ============   ============  ============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:

      Net Assets ........................................................  $  8,820,651   $  2,780,885                 $ 11,601,536
      Shares Outstanding ................................................     1,161,062        765,740      1,268,869     3,195,671
                                                                           ------------   ------------                 ------------
      Net Asset Value, Offering Price and Redemption Price Per Share.....  $       7.60   $       3.63                 $       3.63
                                                                           ------------   ------------                 ------------


(1) The proforma statements are presented as if the Reorganization was effective June 30, 2003. The pro forma statements give the effect to the proposed exchange of Van Kampen LIT Aggressive Growth Portfolio shares for assets and liabilities of the LSA Aggressive Growth Fund, with the Van Kampen LIT Aggressive Growth Portfolio being the surviving entity. The proposed transaction will be accounted for in accordance with accounting principles generally accepted in the United States of America, as a tax-free reorganization. The historical cost basis of the investments is carried over to the surviving entity.

(2) The pro forma statements presume the issuance by the Van Kampen LIT Aggressive Growth Portfolio of approximately 2,429,931 Class II shares in exchange for the assets and liabilities of the LSA Aggressive Growth Fund.

        LSA AGGRESSIVE GROWTH FUND - VAN KAMPEN LIT AGGRESSIVE PORTFOLIO
                   PROFORMA CONDENSED STATEMENT OF OPERATIONS
                    For the Twelve Months Ended June 30, 2003
                                   (Unaudited)



                                                            LSA           Van Kampen
                                                         Aggressive     LIT Aggressive
                                                           Growth           Growth        Adjustments       Proforma
                                                        -----------      -----------      -----------      -----------
INVESTMENT INCOME:
    Dividends ........................................  $    11,658      $     5,442                       $    17,100
    Interest .........................................        2,453            2,059                             4,512
                                                        -----------      -----------      -----------      -----------
           Total Income ..............................       14,111            7,501                            21,612
                                                        -----------      -----------      -----------      -----------

EXPENSES:
    Investment Advisory Fee ..........................       44,313           14,746           (9,329)          49,730
    Distribution (12b-1) and Service Fees ............            -            4,286           12,291           16,577
    All Other Expenses (1) ...........................      204,030          128,441         (196,570)         135,901
                                                        -----------      -----------      -----------      -----------
      Total Expense ..................................      248,343          147,473         (193,608)         202,208
      Expense Reduction ..............................      190,034          122,640         (193,409)         119,265
      Less Credits Earned on Cash Balances ...........            -               60                                60
                                                        -----------      -----------      -----------      -----------
      Net Expenses ...................................       58,309           24,773             (199)          82,883
                                                        -----------      -----------      -----------      -----------
NET INVESTMENT LOSS ..................................  $   (44,198)     $   (17,272)     $       199      $   (61,271)
                                                        -----------      -----------      -----------      -----------

REALIZED AND UNREALIZED GAIN/LOSS:
    Net Realized Loss ................................  $  (749,543)     $  (510,692)                     ($ 1,260,235)
    Net Unrealized Appreciation During the Period ....    1,396,182          496,912                         1,893,094
                                                        -----------      -----------      -----------      -----------
NET REALIZED AND UNREALIZED GAIN/LOSS ................  $   646,639      $   (13,780)                      $   632,859
                                                        ===========      ===========      ===========      ===========

NET INCREASE/DECREASE IN NET ASSETS FROM OPERATIONS ..  $   602,441      $   (31,052)     $       199      $   571,588
                                                        ===========      ===========      ===========      ===========


(1) Reflects the reduction in other operating expenses as a result of the elimination of certain duplicative expenses and the result of operating a larger, more efficient fund.

LSA AGGRESSIVE GROWTH FUND AND VAN KAMPEN LIT AGGRESSIVE GROWTH PORTFOLIO JUNE 30, 2003
(UNAUDITED)

                                                     LSA         VAN KAMPEN                  LSA        VAN KAMPEN
                                                  AGGRESSIVE  LIT AGGRESSIVE             AGGRESSIVE   LIT AGGRESSIVE
                                                    GROWTH        GROWTH       PROFORMA    GROWTH        GROWTH         PROFORMA
DESCRIPTION                                         SHARES        SHARES        SHARES   MARKET VALUE  MARKET VALUE   MARKET VALUE
----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 94.2%
Apparel & Accessories 2.2%
Coach, Inc. (a)                                     2,260           840          3,100   $   112,412    $    41,782    $   154,194
Liz Claiborne, Inc.                                 1,940           820          2,760        68,385         28,905         97,290
                                                                                         -----------------------------------------
                                                                                             180,797         70,687        251,484
                                                                                         -----------------------------------------
APPAREL RETAIL 1.1%
Gap, Inc.                                           5,170         1,650          6,820        96,989         30,954        127,943
                                                                                         -----------------------------------------
                                                                                              96,989         30,954        127,943
                                                                                         -----------------------------------------

APPLICATION SOFTWARE 2.2%
Citrix Systems, Inc. (a)                            3,230         1,030          4,260        65,763         20,971         86,734
Documentum, Inc. (a)                                2,560           820          3,380        50,355         16,129         66,484
Mercury Interactive Corp. (a)                       1,900           620          2,520        73,359         23,938         97,297
                                                                                         -----------------------------------------
                                                                                             189,477         61,038        250,515
                                                                                         -----------------------------------------
ASSET MANAGEMENT & CUSTODY BANKS 1.3%
Legg Mason, Inc.                                      950           310          1,260        61,703         20,134         81,837
T. Rowe Price Group, Inc.                           1,290           410          1,700        48,698         15,477         64,175
                                                                                         -----------------------------------------
                                                                                             110,401         35,611        146,012
                                                                                         -----------------------------------------
AUTO PARTS & EQUIPMENT 1.1%
Advanced Auto Parts, Inc. (a)                         980           170          1,150        59,682         10,353         70,035
Magna International, Inc., Class A (Canada)           610           310            920        41,035         20,854         61,889
                                                                                         -----------------------------------------
                                                                                             100,717         31,207        131,924
                                                                                         -----------------------------------------
BIOTECHNOLOGY 7.0%
Amgen, Inc. (a)                                     1,940           620          2,560       128,894         41,193        170,087
Celgene Corp. (a)                                   1,620           520          2,140        49,248         15,808         65,056
Genentech, Inc. (a)                                 1,290           410          1,700        93,035         29,569        122,604
Gilead Sciences, Inc. (a)                           3,230         1,030          4,260       179,523         57,247        236,770
Invitrogen Corp. (a)                                1,940           620          2,560        74,438         23,789         98,227
Martek Biosciences Corp. (a)                          940           310          1,250        40,364         13,311         53,675
MedImmune, Inc. (a)                                 1,290           410          1,700        46,917         14,912         61,829
                                                                                         -----------------------------------------
                                                                                             612,419        195,829        808,248
                                                                                         -----------------------------------------
BROADCASTING & CABLE TV 2.3%
Cablevision Systems Corp., Class A (a)              2,580           820          3,400        53,561         17,023         70,584
EchoStar Communications Corp., Class A (a)          2,580           820          3,400        89,320         28,388        117,708
XM Satellite Radio Holdings, Inc., Class A (a)      5,240         1,670          6,910        57,902         18,453         76,355
                                                                                         -----------------------------------------
                                                                                             200,783         63,864        264,647
                                                                                         -----------------------------------------
CASINOS & GAMING 1.6%
GTECH Holdings Corp. (a)                            1,940           620          2,560        73,041         23,343         96,384
International Game Technology                         630           210            840        64,468         21,489         85,957
                                                                                         -----------------------------------------
                                                                                             137,509         44,832        182,341
                                                                                         -----------------------------------------
COMMERCIAL PRINTING 0.6%


LSA AGGRESSIVE GROWTH FUND AND VAN KAMPEN LIT AGGRESSIVE GROWTH PORTFOLIO JUNE 30, 2003
(UNAUDITED)

                                                     LSA         VAN KAMPEN                  LSA        VAN KAMPEN
                                                  AGGRESSIVE  LIT AGGRESSIVE             AGGRESSIVE   LIT AGGRESSIVE
                                                    GROWTH        GROWTH       PROFORMA    GROWTH        GROWTH         PROFORMA
DESCRIPTION                                         SHARES        SHARES        SHARES   MARKET VALUE  MARKET VALUE   MARKET VALUE
----------------------------------------------------------------------------------------------------------------------------------
R.R. Donnelley & Sons Co.                           1,970           630          2,600        51,496         16,468         67,964
                                                                                         -----------------------------------------
COMMUNICATIONS EQUIPMENT 4.3%
ADTRAN, Inc. (a)                                    1,270           410          1,680        65,138         21,029         86,167
Comverse Technology, Inc. (a)                       3,880         1,240          5,120        58,316         18,637         76,953
Corning, Inc. (a)                                   9,690         3,090         12,780        71,609         22,835         94,444
Foundry Networks, Inc. (a)                          3,880         1,240          5,120        55,872         17,856         73,728
Juniper Networks, Inc. (a)                          6,460         2,060          8,520        79,910         25,482        105,392
McData Corp., Class A (a)                           3,250         1,030          4,280        47,677         15,110         62,787
                                                                                         -----------------------------------------
                                                                                             378,522        120,949        499,471
                                                                                         -----------------------------------------
COMPUTER & ELECTRONICS RETAIL 1.6%
Best Buy Co., Inc. (a)                              3,230         1,030          4,260       141,862         45,238        187,100
                                                                                         -----------------------------------------

COMPUTER STORAGE & PERIPHERALS 2.0%
Avid Technology, Inc. (a)                           1,320           400          1,720        46,292         14,028         60,320
Network Appliance, Inc. (a)                         5,170         1,650          6,820        83,806         26,746        110,552
Storage Technology Corp. (a)                        1,900           620          2,520        48,906         15,959         64,865
                                                                                         -----------------------------------------
                                                                                             179,004         56,733        235,737
                                                                                         -----------------------------------------
COMPUTERS & INFORMATION 1.1%
Lexmark International, Inc. (a)                       970                          970        68,647                        68,647
Western Digital Corp. (a)                           5,170                        5,170        53,251                        53,251
                                                                                         -----------------------------------------
                                                                                             121,898              -        121,898
                                                                                         -----------------------------------------
CONSTRUCTION & FARM MACHINERY 0.7%
PACCAR, Inc.                                          970           310          1,280        65,533         20,944         86,477
                                                                                         -----------------------------------------

CONSUMER ELECTRONICS 0.6%
Harman International Industries, Inc.                 650           210            860        51,441         16,619         68,060
                                                                                         -----------------------------------------

CONSUMER FINANCE 1.6%
Capital One Financial Corp.                         1,270           410          1,680        62,459         20,164         82,623
SLM Corp.                                           1,940           620          2,560        75,990         24,285        100,275
                                                                                         -----------------------------------------
                                                                                             138,449         44,449        182,898
                                                                                         -----------------------------------------
DATA PROCESSING & OUTSOURCING SERVICES 0.6%
CheckFree Corp. (a)                                 1,900           620          2,520        52,896         17,261         70,157
                                                                                         -----------------------------------------

DIVERSIFIED COMMERCIAL SERVICES 2.5%
Apollo Group, Inc., Class A (a)                     1,270           410          1,680        78,435         25,322        103,757
Career Education Corp. (a)                          1,270           410          1,680        86,893         28,052        114,945
Fair Issac Corp.                                      980           310          1,290        50,421         15,949         66,370
                                                                                         -----------------------------------------
                                                                                             215,749         69,323        285,072
                                                                                         -----------------------------------------

LSA AGGRESSIVE GROWTH FUND AND VAN KAMPEN LIT AGGRESSIVE GROWTH PORTFOLIO JUNE 30, 2003
(UNAUDITED)

                                                     LSA         VAN KAMPEN                  LSA        VAN KAMPEN
                                                  AGGRESSIVE  LIT AGGRESSIVE             AGGRESSIVE   LIT AGGRESSIVE
                                                    GROWTH        GROWTH       PROFORMA    GROWTH        GROWTH         PROFORMA
DESCRIPTION                                         SHARES        SHARES        SHARES   MARKET VALUE  MARKET VALUE   MARKET VALUE
----------------------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT MANUFACTURERS 0.8%
Garmin Ltd. (Cayman Islands) (a)                                    410            410                       16,347         16,347
Omnivision Technologies, Inc. (a)                   1,900           620          2,520        59,280         19,344         78,624
                                                                                         -----------------------------------------
                                                                                              59,280         35,691         94,971
                                                                                         -----------------------------------------
EMPLOYMENT SERVICES 0.6%
Monster Worldwide, Inc. (a)                         2,580           820          3,400        50,903         16,179         67,082
                                                                                         -----------------------------------------

FOOTWEAR 1.8%
Reebok International Ltd. (a)                       2,580           820          3,400        86,765         27,577        114,342
Timberland Co., Class A (a)                         1,290           410          1,700        68,189         21,673         89,862
                                                                                         -----------------------------------------
                                                                                             154,954         49,250        204,204
                                                                                         -----------------------------------------
GENERAL MERCHANDISE STORES 1.1%
Dollar General Corp.                                5,170         1,650          6,820        94,404         30,129        124,533
                                                                                         -----------------------------------------

HEALTH CARE EQUIPMENT 4.8%
Becton, Dickinson & Co.                             1,280           410          1,690        49,728         15,928         65,656
Boston Scientific Corp. (a)                         1,940           820          2,760       118,534         50,102        168,636
C.R. Bard, Inc.                                                     210            210                       14,975         14,975
St. Jude Medical, Inc. (a)                          1,940           410          2,350       111,550         23,575        135,125
Varian Medical Systems, Inc. (a)                    1,290           410          1,700        74,265         23,604         97,869
Zimmer Holdings, Inc. (a)                           1,250           410          1,660        56,313         18,470         74,783
                                                                                         -----------------------------------------
                                                                                             410,390        146,654        557,044
                                                                                         -----------------------------------------
HEALTH CARE SERVICES 1.1%
AdvancePCS (a)                                      2,580           820          3,400        98,633         31,349        129,982
                                                                                         -----------------------------------------

HEALTH CARE SUPPLIES 1.1%
Fisher Scientific International, Inc. (a)           1,650           530          2,180        57,585         18,497         76,082
Millipore Corp. (a)                                   970           310          1,280        43,039         13,755         56,794
                                                                                         -----------------------------------------
                                                                                             100,624         32,252        132,876
                                                                                         -----------------------------------------
HOME ENTERTAINMENT SOFTWARE 1.1%
Electronic Arts, Inc. (a)                           1,290           410          1,700        95,447         30,336        125,783
                                                                                         -----------------------------------------

HOME IMPROVEMENT RETAIL 1.0%
Home Depot, Inc.                                    2,580         1,030          3,610        85,450         34,114        119,564
                                                                                         -----------------------------------------

HOMEBUILDING 0.9%
Hovnanian Enterprises, Inc., Class A (a)              640           210            850        37,728         12,379         50,107
Ryland Group, Inc.                                    650           200            850        45,110         13,880         58,990
                                                                                         -----------------------------------------
                                                                                              82,838         26,259        109,097
                                                                                         -----------------------------------------

LSA AGGRESSIVE GROWTH FUND AND VAN KAMPEN LIT AGGRESSIVE GROWTH PORTFOLIO JUNE 30, 2003
(UNAUDITED)

                                                     LSA         VAN KAMPEN                  LSA        VAN KAMPEN
                                                  AGGRESSIVE  LIT AGGRESSIVE             AGGRESSIVE   LIT AGGRESSIVE
                                                    GROWTH        GROWTH       PROFORMA    GROWTH        GROWTH         PROFORMA
DESCRIPTION                                         SHARES        SHARES        SHARES   MARKET VALUE  MARKET VALUE   MARKET VALUE
----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL MACHINERY 2.1%
Danaher Corp.                                       1,290           410          1,700        87,785         27,901        115,686
Dover Corp.                                         1,940           620          2,560        58,122         18,575         76,697
Pall Corp.                                          1,900           620          2,520        42,750         13,950         56,700
                                                                                         -----------------------------------------
                                                                                             188,657         60,426        249,083
                                                                                         -----------------------------------------
INTEGRATED TELECOMMUNICATION SERVICES 1.4%
Amdocs Ltd. (Guernsey) (a)                          5,170         1,650          6,820       124,080         39,600        163,680
                                                                                         -----------------------------------------

INTERNET RETAIL 6.3%
Amazon.com, Inc. (a)                                4,520         1,440          5,960       164,935         52,546        217,481
eBay, Inc. (a)                                      1,900           620          2,520       197,942         64,592        262,534
InterActiveCorp (a)                                 3,230         1,030          4,260       127,811         40,757        168,568
NetFlix, Inc. (a)                                   2,290           730          3,020        58,510         18,652         77,162
                                                                                         -----------------------------------------
                                                                                             549,198        176,547        725,745
                                                                                         -----------------------------------------
INTERNET SOFTWARE & SERVICES 1.4%
Yahoo!, Inc. (a)                                    3,880         1,240          5,120       127,109         40,622        167,731
                                                                                         -----------------------------------------

INVESTMENT BANKING & BROKERAGE 1.5%
Lehman Brothers Holdings, Inc.                      1,940           620          2,560       128,971         41,218        170,189
                                                                                         -----------------------------------------

LEISURE PRODUCTS 1.2%
Brunswick Corp.                                     1,940           620          2,560        48,539         15,512         64,051
Hasbro, Inc.                                        3,230         1,030          4,260        56,493         18,015         74,508
                                                                                         -----------------------------------------
                                                                                             105,032         33,527        138,559
                                                                                         -----------------------------------------
MANAGED HEALTH CARE 4.8%
Aetna, Inc.                                         1,290           410          1,700        77,658         24,682        102,340
Anthem, Inc. (a)                                    1,270           410          1,680        97,981         31,632        129,613
Coventry Health Care, Inc. (a)                      1,290           410          1,700        59,546         18,926         78,472
Health Net, Inc. (a)                                1,940           620          2,560        63,923         20,429         84,352
Mid Atlantic Medical Services, Inc. (a)             1,290           410          1,700        67,467         21,443         88,910
WellPoint Health Networks, Inc. (a)                   650           210            860        54,795         17,703         72,498
                                                                                         -----------------------------------------
                                                                                             421,370        134,815        556,185
                                                                                         -----------------------------------------
MEDICAL SUPPLIES 0.4%
Bard (C.R.), Inc.                                     650                          650        46,352                        46,352
                                                                                         -----------------------------------------

OFFICE ELECTRONICS 0.5%
Zebra Technologies Corp., Class A (a)                 630           210            840        47,370         15,790         63,160
                                                                                         -----------------------------------------

OIL & GAS DRILLING 0.5%
Patterson-UTI Energy, Inc. (a)                      1,290           410          1,700        41,796         13,284         55,080
                                                                                         -----------------------------------------


LSA AGGRESSIVE GROWTH FUND AND VAN KAMPEN LIT AGGRESSIVE GROWTH PORTFOLIO JUNE 30, 2003
(UNAUDITED)

                                                     LSA         VAN KAMPEN                  LSA        VAN KAMPEN
                                                  AGGRESSIVE  LIT AGGRESSIVE             AGGRESSIVE   LIT AGGRESSIVE
                                                    GROWTH        GROWTH       PROFORMA    GROWTH        GROWTH         PROFORMA
DESCRIPTION                                         SHARES        SHARES        SHARES   MARKET VALUE  MARKET VALUE   MARKET VALUE
----------------------------------------------------------------------------------------------------------------------------------
OIL & GAS EQUIPMENT & SERVICES 1.3%
BJ Services Co. (a)                                 1,900           620          2,520        70,984         23,163         94,147
Smith International, Inc. (a)                       1,270           410          1,680        46,660         15,063         61,723
                                                                                         -----------------------------------------
                                                                                             117,644         38,226        155,870
                                                                                         -----------------------------------------
OIL & GAS EXPLORATION & PRODUCTION 1.4%
Burlington Resources, Inc.                          1,270           410          1,680        68,669         22,169         90,838
XTO Energy, Inc.                                    2,583           823          3,406        51,944         16,551         68,495
                                                                                         -----------------------------------------
                                                                                             120,613         38,720        159,333
                                                                                         -----------------------------------------
OTHER DIVERSIFIED FINANCIAL SERVICES 0.5%
Janus Capital Group, Inc.                           2,580         1,230          3,810        42,312         20,172         62,484
                                                                                         -----------------------------------------

PHARMACEUTICALS 6.9%
Allergan, Inc.                                        650           210            860        50,115         16,191         66,306
Biovail Corp. (Canada) (a)                          1,640           520          2,160        77,178         24,471        101,649
Genzyme Corp. (a)                                   1,900                        1,900                       79,420         79,420
Inamed Corp. (a)                                      970           310          1,280        52,079         16,644         68,723
IVAX Corp. (a)                                      2,580           820          3,400        46,053         14,637         60,690
Pharmaceutical Resources, Inc. (a)                  1,290                        1,290                       62,771         62,771
Taro Pharmaceuticals Industries, Ltd.,
 Class A (Israel) (a)                                 980           310          1,290        53,782         17,013         70,795
Teva Pharmaceutical Industries, Ltd. -
 ADR (Israel)                                       2,580           820          3,400       146,879         46,683        193,562
Watson Pharmaceuticals Inc. (a)                     1,910           620          2,530        77,107         25,029        102,136
                                                                                         -----------------------------------------
                                                                                             645,384        160,668        806,052
                                                                                         -----------------------------------------
PROPERTY & CASUALTY 0.5%
Fidelity National Financial, Inc.                   1,580           512          2,092        48,601         15,749         64,350
                                                                                         -----------------------------------------

PUBLISHING 0.6%
Getty Images, Inc. (a)                              1,270           400          1,670        52,451         16,520         68,971
                                                                                         -----------------------------------------

RESTAURANTS 1.3%
CBRL Group, Inc.                                    1,300           410          1,710        50,518         15,933         66,451
P.F. Chang's China Bistro, Inc. (a)                 1,290           410          1,700        63,481         20,176         83,657
                                                                                         -----------------------------------------
                                                                                             113,999         36,109        150,108
                                                                                         -----------------------------------------
SEMICONDUCTOR EQUIPMENT 2.4%
KLA-Tencor Corp. (a)                                1,900           620          2,520        88,331         28,824        117,155
Lam Research Corp. (a)                              2,580           820          3,400        46,982         14,932         61,914
SanDisk Corp. (a)                                   1,900           620          2,520        76,665         25,017        101,682
                                                                                         -----------------------------------------
                                                                                             211,978         68,773        280,751
                                                                                         -----------------------------------------
SEMICONDUCTORS 3.9%
Broadcom Corp., Class A (a)                         3,240         1,030          4,270        80,708         25,657        106,365


LSA AGGRESSIVE GROWTH FUND AND VAN KAMPEN LIT AGGRESSIVE GROWTH PORTFOLIO JUNE 30, 2003
(UNAUDITED)

                                                     LSA         VAN KAMPEN                  LSA        VAN KAMPEN
                                                  AGGRESSIVE  LIT AGGRESSIVE             AGGRESSIVE   LIT AGGRESSIVE
                                                    GROWTH        GROWTH       PROFORMA    GROWTH        GROWTH         PROFORMA
DESCRIPTION                                         SHARES        SHARES        SHARES   MARKET VALUE  MARKET VALUE   MARKET VALUE
----------------------------------------------------------------------------------------------------------------------------------
Marvell Technology Group Ltd. (Bermuda) (a)         2,560           820          3,380        87,987         28,183        116,170
NVIDIA Corp. (a)                                    1,920           620          2,540        44,179         14,266         58,445
QLogic Corp. (a)                                    1,290           410          1,700        62,346         19,815         82,161
Taiwan Semiconductor Manufacturing Co., Ltd.
 - ADR (Taiwan-Republic of China) (a)               6,460         2,060          8,520        65,117         20,765         85,882
                                                                                         -----------------------------------------
                                                                                             340,337        108,686        449,023
                                                                                         -----------------------------------------
SYSTEMS SOFTWARE 2.6%
Avocent Corp. (a)                                   1,290           410          1,700        38,610         12,271         50,881
Micromuse, Inc. (a)                                 5,170         1,650          6,820        41,308         13,184         54,492
NetScreen Technologies, Inc. (a)                    2,570           820          3,390        57,954         18,491         76,445
VERITAS Software Corp. (a)                          3,230         1,030          4,260        92,604         29,530        122,134
                                                                                         -----------------------------------------
                                                                                             230,476         73,476        303,952
                                                                                         -----------------------------------------
THRIFTS & MORTGAGE FINANCE 2.4%
Countrywide Financial Corp.                         1,270           410          1,680        88,354         28,524        116,878
Golden West Financial Corp.                           630           210            840        50,406         16,802         67,208
New York Community Bancorp, Inc.                    2,260           830          3,090        65,743         24,145         89,888
                                                                                         -----------------------------------------
                                                                                             204,503         69,471        273,974
                                                                                         -----------------------------------------
WIRELESS TELECOMMUNICATION SERVICES 1.6%
Nextel Communications, Inc., Class A (a)            7,750         2,470         10,220       140,120         44,658        184,778
                                                                                         -----------------------------------------


TOTAL LONG-TERM INVESTMENTS 94.2%
 (Cost $9,246,110)                                                                         8,307,218      2,621,276     10,928,494

REPURCHASE AGREEMENT 4.5%
UBS Securities LLC ($522,000 par
 collateralized by U.S. Government
 obligation in a pooled cash account,
 dated 06/30/03, to be sold on 07/01/03
 at $522,000) (Cost $522,000)                                                                      -        522,000        522,000
                                                                                         -----------------------------------------

TOTAL INVESTMENTS 98.7%
 (Cost $9,768,110)                                                                          8,307,218     3,143,276     11,450,494

OTHER ASSETS IN EXCESS OF LIABILITIES 1.3%                                                    513,433      (362,391)       151,042

                                                                                         -----------------------------------------
NET ASSETS 100.0%                                                                         $ 8,820,651   $ 2,780,885    $11,601,536
                                                                                         =========================================


(a) Non-income producing security as this stock currently does not declare dividends. ADR - American Depositary Receipt

                                                                      APPENDIX G

     Unaudited pro forma financial statements of Van Kampen Aggressive Growth Portfolio giving effect to the Reorganization of LSA Emerging Growth Equity Fund into Van Kampen Aggressive Growth Portfolio which include: (i) Pro Forma Condensed Statement of Assets and Liabilities at June 30, 2003, (ii) Pro Forma Condensed Statement of Operations for the twelve-months ended June 30, 2003, and
(iii) Pro Forma Portfolio of Investments at June 30, 2003.

      LSA EMERGING GROWTH EQUITY FUND - VAN KAMPEN LIT AGGRESSIVE PORTFOLIO
                          PROFORMA CONDENSED STATEMENT
                            OF ASSETS AND LIABILITIES
                                  June 30, 2003
                                   (Unaudited)


                                                                               LSA         Van Kampen
                                                                            Emerging     LIT Aggressive
                                                                          Growth Equity      Growth      Adjustments     Proforma
                                                                          -------------  --------------  -------------  ----------
Total Investments (Cost of $5,844,137, $2,732,153 and
      $9,487,576, respectively) .......................................   $  6,755,423    $  3,143,276                  $ 9,898,699
Other Assets Less Liabilities .........................................        223,234        (362,391)                    (139,157)
                                                                          ------------    ------------    ------------  -----------
NET ASSETS ............................................................   $  6,978,657    $  2,780,885    $          -  $ 9,759,542
                                                                          ============    ============    ============  ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.00 and $.01 per share, respectively) ..........   $ 12,134,601    $  4,133,357                  $16,267,958
Net Unrealized Appreciation ...........................................        911,286         411,123        (911,286)     411,123
Accumulated Net Investment Loss .......................................        (32,566)        (30,489)                     (60,055)
Accumulated Net Realized Loss .........................................     (6,034,664)     (1,733,106)        911,286   (6,856,484)
                                                                          ------------    ------------    ------------  -----------
NET ASSETS ............................................................   $  6,978,657    $  2,780,885    $          -  $ 9,759,542
                                                                          ============    ============    ============  ===========

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:

      Net Assets ......................................................   $  6,978,657    $  2,780,885                  $ 9,759,542
      Shares Outstanding ..............................................      1,244,529         765,740         677,966    2,688,235
                                                                          ------------    ------------                  -----------
      Net Asset Value, Offering Price and Redemption Price Per Share...   $       5.61    $       3.63                  $      3.63
                                                                          ------------    ------------                  -----------

(1) The proforma statements are presented as if the Reorganization was effective June 30, 2003. The pro forma statements give the effect to the proposed exchange of Van Kampen LIT Aggressive Growth Portfolio shares for assets and liabilities of the LSA Emerging Growth Equity Fund, with the Van Kampen LIT Aggressive Growth Portfolio being the surviving entity. The proposed transaction will be accounted for in accordance with accounting principles generally accepted in the United States of America, as a taxable reorganization. As such the cost basis of the investments of the LSA Emerging Growth Equity Fund will be restated to market value on the date of the reorganization.


(2) The pro forma statements presume the issuance by the Van Kampen LIT Aggressive Growth Portfolio of approximately 1,922,495 Class II shares in exchange for the assets and liabilities of the LSA Emerging Growth Equity Fund.

                       LSA EMERGING GROWTH EQUITY FUND -
                      VAN KAMPEN LIT AGGRESSIVE PORTFOLIO
                   PROFORMA CONDENSED STATEMENT OF OPERATIONS
                    For the Twelve Months Ended June 30, 2003
                                   (Unaudited)



                                                                       LSA          Van Kampen
                                                                    Emerging       LIT Aggressive
                                                                  Growth Equity       Growth
                                                                      Fund             Fund         Adjustments        Proforma
                                                                   -------------  --------------   -------------      ----------
INVESTMENT INCOME:
    Dividends ................................................     $     1,035      $     5,442                       $     6,477
    Interest .................................................           1,702            2,059                             3,761
                                                                   -----------      -----------      -----------      -----------
           Total Income ......................................           2,737            7,501                            10,238
                                                                   -----------      -----------      -----------      -----------

EXPENSES:
    Investment Advisory Fee ..................................          51,086           14,746          (14,596)          51,236
    Distribution (12b-1) and Service Fees ....................               -            4,286           12,793           17,079
    All Other Expenses (1) ...................................         209,381          128,441         (205,697)         132,125
                                                                   -----------      -----------      -----------      -----------
     Total Expense ...........................................         260,467          147,473         (207,500)         200,440
     Expense Reduction .......................................         194,785          122,640         (202,438)         114,987
     Less Credits Earned on Cash Balances ....................               -               60                -               60
                                                                   -----------      -----------      -----------      -----------
     Net Expenses ............................................          65,682           24,773           (5,062)          85,393
                                                                   -----------      -----------      -----------      -----------
NET INVESTMENT LOSS ..........................................     $   (62,945)     $   (17,272)     $     5,062      $   (75,155)
                                                                   -----------      -----------      -----------      -----------

REALIZED AND UNREALIZED GAIN/LOSS :
     Net Realized Loss .......................................     $(1,942,039)     $  (510,692)                      ($2,452,731)
     Net Unrealized Appreciation During the Period ...........       1,830,155          496,912                         2,327,067
                                                                   -----------      -----------      -----------      -----------
NET REALIZED AND UNREALIZED LOSS .............................     $  (111,884)     $   (13,780)                      $  (125,664)
                                                                   ===========      ===========      ===========      ===========

NET DECREASE IN NET ASSETS FROM OPERATIONS ...................     $  (174,829)     $   (31,052)     $     5,062      $  (200,819)
                                                                   ===========      ===========      ===========      ===========

(1) Reflects the reduction in other operating expenses as a result of the elimination of certain duplicative expenses and the result of operating a larger, more efficient fund.

LSA EMERGING GROWTH EQUITY FUND INTO VAN KAMPEN LIT AGGRESSIVE GROWTH PORTFOLIO, JUNE 30, 2003
(UNAUDITED)

                                                  LSA          VAN KAMPEN                    LSA          VAN KAMPEN
                                                EMERGING     LIT AGGRESSIVE                EMERGING     LIT AGGRESSIVE
                                              GROWTH EQUITY      GROWTH        PROFORMA  GROWTH EQUITY      GROWTH        PROFORMA
DESCRIPTION                                      SHARES          SHARES         SHARES    MARKET VALUE   MARKET VALUE   MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 96.1%
ADVERTISING 0.5%
Doubleclick, Inc. (a)                               3,900                         3,900    $   36,075                   $    36,075
Valueclick, Inc. (a)                                1,650                         1,650         9,949                         9,949
                                                                                        --------------------------------------------
                                                                                               46,024             -          46,024
                                                                                        --------------------------------------------
AEROSPACE & DEFENSE 0.1%
MTC Technologies, Inc. (a)                            400                           400         9,384                         9,384
                                                                                        --------------------------------------------

AIRLINES 0.9%
JetBlue Airways Corp. (a)                           2,050                         2,050        86,694                        86,694
                                                                                        --------------------------------------------

APPAREL & ACCESSORIES 1.4%
Coach, Inc. (a)                                     1,250            840          2,090        62,175        41,782         103,957
Liz Claiborne, Inc.                                                  820            820                      28,905          28,905
                                                                                        --------------------------------------------
                                                                                               62,175        70,687         132,862
                                                                                        --------------------------------------------

APPAREL RETAIL 2.5%
Gap, Inc.                                                          1,650          1,650                      30,954          30,954
Pacific Sunwear of California, Inc. (a)             4,950                         4,950       119,245                       119,245
Urban Outfitters, Inc. (a)                          2,650                         2,650        95,135                        95,135
                                                                                        --------------------------------------------
                                                                                              214,380        30,954         245,334
                                                                                        --------------------------------------------
APPLICATION SOFTWARE 1.1%
Citrix Systems, Inc. (a)                                           1,030          1,030                      20,971          20,971
Documentum, Inc. (a)                                2,300            820          3,120        45,241        16,129          61,370
Mercury Interactive Corp. (a)                                        620            620                      23,938          23,938
                                                                                        --------------------------------------------
                                                                                               45,241        61,038         106,279
                                                                                        --------------------------------------------
ASSET MANAGEMENT & CUSTODY BANKS 0.4%
Legg Mason, Inc.                                                      310           310                      20,134          20,134
T. Rowe Price Group, Inc.                                             410           410                      15,477          15,477
                                                                                        --------------------------------------------
                                                                                                    -        35,611          35,611
                                                                                        --------------------------------------------
AUTO PARTS & EQUIPMENT 0.3%
Advanced Auto Parts, Inc. (a)                                        170            170                      10,353          10,353
Magna International, Inc., Class A (Canada)                          310            310                      20,854          20,854
                                                                                        --------------------------------------------
                                                                                                    -        31,207          31,207
                                                                                        --------------------------------------------
BANKING 1.1%
AmeriCredit Corp. (a)                               1,050                         1,050         8,977                         8,977
Boston Private Financial Holdings, Inc.             1,300                         1,300        27,404                        27,404
Net.B@nk, Inc.                                      5,450                         5,450        71,722                        71,722
                                                                                        --------------------------------------------
                                                                                              108,103             -         108,103
                                                                                        --------------------------------------------

BEVERAGES, FOOD & TOBACCO 0.5%
Peet's Coffee & Tea, Inc. (a)                       2,950                         2,950        51,507                        51,507
                                                                                        --------------------------------------------

BIOTECHNOLOGY 2.7%
Amgen, Inc. (a)                                                      620            620                      41,193          41,193
Celgene Corp. (a)                                                    520            520                      15,808          15,808
Genentech, Inc. (a)                                                  410            410                      29,569          29,569
Gilead Sciences, Inc. (a)                                          1,030          1,030                      57,247          57,247
Invitrogen Corp. (a)                                                 620            620                      23,789          23,789
Martek Biosciences Corp. (a)                        1,500            310          1,810        64,410        13,311          77,721
MedImmune, Inc. (a)                                                  410            410                      14,912          14,912
                                                                                        --------------------------------------------
                                                                                               64,410       195,829         260,239
                                                                                        --------------------------------------------


LSA EMERGING GROWTH EQUITY FUND INTO VAN KAMPEN LIT AGGRESSIVE GROWTH PORTFOLIO, JUNE 30, 2003
(UNAUDITED)

                                                      LSA        VAN KAMPEN                  LSA          VAN KAMPEN
                                                   EMERGING    LIT AGGRESSIVE              EMERGING     LIT AGGRESSIVE
                                                GROWTH EQUITY      GROWTH      PROFORMA  GROWTH EQUITY      GROWTH        PROFORMA
DESCRIPTION                                        SHARES          SHARES       SHARES    MARKET VALUE   MARKET VALUE   MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
BROADCASTING & CABLE TV 0.6%
Cablevision Systems Corp., Class A (a)                                 820         820                       17,023          17,023
EchoStar Communications Corp., Class A (a)                             820         820                       28,388          28,388
XM Satellite Radio Holdings, Inc., Class A (a)                       1,670       1,670                       18,453          18,453
                                                                                        --------------------------------------------
                                                                                                    -        63,864          63,864
                                                                                        --------------------------------------------
CASINOS & GAMING 0.5%
GTECH Holdings Corp. (a)                                               620         620                       23,343          23,343
International Game Technology                                          210         210                       21,489          21,489
                                                                                        --------------------------------------------
                                                                                                    -        44,832          44,832
                                                                                        --------------------------------------------
CHEMICALS 0.6%
Applied Films Corp. (a)                               2,200                      2,200          56,936                       56,936
                                                                                        --------------------------------------------

COMMERCIAL PRINTING 0.2%
R.R. Donnelley & Sons Co.                                              630         630                       16,468          16,468
                                                                                        --------------------------------------------

COMMERCIAL SERVICES 9.6%
Advisory Board Co. (a)                                  250                        250          10,130                       10,130
Bright Horizons Family Solutions, Inc. (a)            2,900                      2,900          97,324                       97,324
Corporate Executive Board Co. (a)                     1,800                      1,800          72,954                       72,954
Digitas, Inc. (a)                                     1,600                      1,600           7,936                        7,936
eResearch Technology, Inc. (a)                        3,400                      3,400          75,344                       75,344
Exact Sciences Corp. (a)                              6,400                      6,400          70,144                       70,144
FTI Consulting, Inc. (a)                              1,950                      1,950          48,691                       48,691
Global Payments, Inc.                                 1,700                      1,700          60,350                       60,350
IMPAC Medical Systems, Inc. (a)                         350                        350           7,308                        7,308
Kroll, Inc. (a)                                       3,350                      3,350          90,651                       90,651
Leapfrog Enterprises, Inc. (a)                        1,150                      1,150          36,581                       36,581
Navigant Consulting, Inc. (a)                         4,200                      4,200          49,770                       49,770
Overture Services, Inc. (a)                           6,050                      6,050         109,686                      109,686
Pharmaceutical Product Development, Inc. (a)          1,850                      1,850          53,150                       53,150
Regeneration Technologies (a)                         1,500                      1,500          19,935                       19,935
Telik, Inc. (a)                                       3,500                      3,500          56,245                       56,245
University of Phoenix Online (a)                      1,500                      1,500          76,050                       76,050
                                                                                        --------------------------------------------
                                                                                               942,249            -         942,249
                                                                                        --------------------------------------------
COMMUNICATIONS 0.9%
Centellium Communications, Inc. (a)                   4,500                      4,500         44,595                        44,595
Ciena Corp. (a)                                         800                        800          4,152                         4,152
Sierra Wireless, Inc. (a)                             1,700                      1,700         10,506                        10,506
Sonus Networks, Inc. (a)                              3,000                      3,000         15,090                        15,090
Verisity Ltd. (a)                                     1,500                      1,500         17,910                        17,910
                                                                                        --------------------------------------------
                                                                                               92,253             -          92,253
                                                                                        --------------------------------------------
COMMUNICATIONS EQUIPMENT 1.2%
ADTRAN, Inc. (a)                                                       410                        410         21,029         21,029
Comverse Technology, Inc. (a)                                        1,240                      1,240         18,637         18,637
Corning, Inc. (a)                                                    3,090                      3,090         22,835         22,835
Foundry Networks, Inc. (a)                                           1,240                      1,240         17,856         17,856
Juniper Networks, Inc. (a)                                           2,060                      2,060         25,482         25,482
McData Corp., Class A (a)                                            1,030                      1,030         15,110         15,110
                                                                                        --------------------------------------------
                                                                                                    -       120,949         120,949
                                                                                        --------------------------------------------
COMPUTER & ELECTRONICS RETAIL 0.5%
Best Buy Co., Inc. (a)                                               1,030       1,030                       45,238          45,238
                                                                                        --------------------------------------------

LSA EMERGING GROWTH EQUITY FUND INTO VAN KAMPEN LIT AGGRESSIVE GROWTH PORTFOLIO, JUNE 30, 2003
(UNAUDITED)

                                                    LSA          VAN KAMPEN                  LSA          VAN KAMPEN
                                                  EMERGING     LIT AGGRESSIVE              EMERGING     LIT AGGRESSIVE
                                                GROWTH EQUITY      GROWTH      PROFORMA  GROWTH EQUITY      GROWTH         PROFORMA
DESCRIPTION                                        SHARES          SHARES       SHARES    MARKET VALUE   MARKET VALUE   MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
COMPUTER INTEGRATED SYSTEMS DESIGN 0.2%
Ariba, Inc. (a)                                       5,150                      5,150         15,295                        15,295
                                                                                        --------------------------------------------

COMPUTER PROGRAMMING SERVICES 1.7%
Business Objects SA - ADR (a)                         2,250                      2,250         49,387                        49,387
Cognizant Technology Solutions Corp. (a)              2,950                      2,950         71,862                        71,862
Kana Software, Inc. (a)                               2,100                      2,100          6,363                         6,363
Portal Software (a)                                   3,700                      3,700          7,400                         7,400
RealNetworks, Inc. (a)                                3,150                      3,150         21,357                        21,357
VeriSign, Inc. (a)                                      600                        600          8,298                         8,298
                                                                                        --------------------------------------------
                                                                                              164,667             -         164,667
                                                                                        --------------------------------------------
COMPUTER RELATED SERVICES 0.4%
Espeed, Inc. - Class A (a)                              300                        300          5,928                         5,928
Ixia (a)                                              4,050                      4,050         26,041                        26,041
WebEx Communications, Inc. (a)                          800                        800         11,160                        11,160
                                                                                        --------------------------------------------
                                                                                               43,129             -          43,129
                                                                                        --------------------------------------------
COMPUTER SOFTWARE & PROCESSING 2.9%
Agile Software Corp. (a)                              4,050                      4,050         39,082                        39,082
Anteon International Corp. (a)                        2,600                      2,600         72,566                        72,566
CNET Networks, Inc. (a)                               6,850                      6,850         42,675                        42,675
Ebookers.Com Plc - ADR (a)                            2,550                      2,550         40,933                        40,933
Pinnacle Systems, Inc. (a)                            4,850                      4,850         51,895                        51,895
SRA International, Inc. - Class A (a)                 1,100                      1,100         35,200                        35,200
                                                                                        --------------------------------------------
                                                                                              282,351             -         282,351
                                                                                        --------------------------------------------
COMPUTER STORAGE & PERIPHERALS 0.6%
Avid Technology, Inc. (a)                                              400         400                       14,028          14,028
Network Appliance, Inc. (a)                                          1,650       1,650                       26,746          26,746
Storage Technology Corp. (a)                                           620         620                       15,959          15,959
                                                                                        --------------------------------------------
                                                                                                    -        56,733          56,733
                                                                                        --------------------------------------------
COMPUTERS & INFORMATION 1.5%
Emulex Corp. (a)                                      1,400                      1,400         31,878                        31,878
M-Systems Flash Disk Pioneers Ltd. (a)               10,550                     10,550        117,421                       117,421
                                                                                        --------------------------------------------
                                                                                              149,299             -         149,299
                                                                                        --------------------------------------------
CONSTRUCTION & FARM MACHINERY 0.2%
PACCAR, Inc.                                                           310         310                       20,944          20,944
                                                                                        --------------------------------------------

CONSUMER ELECTRONICS 0.2%
Harman International Industries, Inc.                                  210         210                       16,619          16,619
                                                                                        --------------------------------------------

CONSUMER FINANCE 0.5%
Capital One Financial Corp.                                            410         410                       20,164          20,164
SLM Corp.                                                              620         620                       24,285          24,285
                                                                                        --------------------------------------------
                                                                                                    -        44,449          44,449
                                                                                        --------------------------------------------
DATA PROCESSING & OUTSOURCING SERVICES 0.5%
CheckFree Corp. (a)                                   1,050            620       1,670         29,232        17,261          46,493
                                                                                        --------------------------------------------

DATA PROCESSING & PREPARATION 0.4%
Alliance Data Systems Corp. (a)                         450                        450         10,530                        10,530
WebMD Corp. (a)                                       2,850                      2,850         30,865                        30,865
                                                                                        --------------------------------------------
                                                                                               41,395             -          41,395
                                                                                        --------------------------------------------

LSA EMERGING GROWTH EQUITY FUND INTO VAN KAMPEN LIT AGGRESSIVE GROWTH PORTFOLIO, JUNE 30, 2003
(UNAUDITED)

                                                 LSA         VAN KAMPEN                     LSA          VAN KAMPEN
                                               EMERGING    LIT AGGRESSIVE                 EMERGING     LIT AGGRESSIVE
                                            GROWTH EQUITY      GROWTH      PROFORMA    GROWTH EQUITY       GROWTH         PROFORMA
DESCRIPTION                                     SHARES         SHARES       SHARES      MARKET VALUE    MARKET VALUE    MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED COMMERCIAL SERVICES 1.4%
Apollo Group, Inc., Class A (a)                                  410           410                         25,322          25,322
Career Education Corp. (a)                        950            410         1,360         64,999          28,052          93,051
Fair Issac Corp.                                                 310           310                         15,949          15,949
                                                                                       ------------------------------------------
                                                                                           64,999          69,323         134,322
                                                                                       ------------------------------------------
ELECTRONIC EQUIPMENT MANUFACTURERS 1.9%
Garmin Ltd. (Cayman Islands) (a)                                 410           410                         16,347          16,347
Omnivision Technologies, Inc. (a)               2,600            620         3,220         81,120          19,344         100,464
Wilson Greatbatch Technologies, Inc. (a)        2,000                        2,000         72,200                          72,200
                                                                                       ------------------------------------------
                                                                                          153,320          35,691         189,011
                                                                                       ------------------------------------------
ELECTRONICS 6.1%
ASM International NV (a)                        4,550                        4,550         67,658                          67,658
August Technology Corp. (a)                     4,350                        4,350         27,622                          27,622
Cree, Inc. (a)                                  2,050                        2,050         33,374                          33,374
DSP Group, Inc. (a)                             3,600                        3,600         77,508                          77,508
Exar Corp. (a)                                  2,950                        2,950         46,698                          46,698
Genesis Microchip, Inc. (a)                       600                          600          8,124                           8,124
Genus, Inc. (a)                                   900                          900          2,430                           2,430
Integrated Circuit Systems, Inc. (a)            1,750                        1,750         55,002                          55,002
Integrated Device Technology, Inc. (a)          3,650                        3,650         40,332                          40,332
Intersil Holding Corp. (a)                      2,750                        2,750         73,178                          73,178
PLX Technology, Inc. (a)                        5,150                        5,150         20,291                          20,291
PMC-Sierra, Inc. (a)                            1,050                        1,050         12,317                          12,317
Power Integrations, Inc. (a)                    1,950                        1,950         47,424                          47,424
Silicon Laboratories, Inc (a)                   1,500                        1,500         39,960                          39,960
Virage Logic Corp. (a)                          1,500                        1,500         10,860                          10,860
Zoran Corp. (a)                                 1,600                        1,600         30,736                          30,736
                                                                                       ------------------------------------------
                                                                                          593,514               -         593,514
                                                                                       ------------------------------------------
EMPLOYMENT SERVICES 0.2%
Monster Worldwide, Inc. (a)                                      820           820                         16,179          16,179
                                                                                       ------------------------------------------

FINANCIAL SERVICES 0.4%
E-LOAN, Inc. (a)                                6,900                        6,900         40,227                          40,227
                                                                                       ------------------------------------------

FOOTWEAR 0.5%
Reebok International Ltd. (a)                                    820           820                         27,577          27,577
Timberland Co., Class A (a)                                      410           410                         21,673          21,673
                                                                                       ------------------------------------------
                                                                                                -          49,250          49,250
                                                                                       ------------------------------------------
GENERAL MERCHANDISE STORES 0.3%
Dollar General Corp.                                           1,650         1,650                         30,129          30,129
                                                                                       ------------------------------------------

HEALTH CARE EQUIPMENT 1.5%
Becton, Dickinson & Co.                                          410           410                         15,928          15,928
Boston Scientific Corp. (a)                                      820           820                         50,102          50,102
C.R. Bard, Inc.                                                  210           210                         14,975          14,975
St. Jude Medical, Inc. (a)                                       410           410                         23,575          23,575
Varian Medical Systems, Inc. (a)                                 410           410                         23,604          23,604
Zimmer Holdings, Inc. (a)                                        410           410                         18,470          18,470
                                                                                       ------------------------------------------
                                                                                                -         146,654         146,654
                                                                                       ------------------------------------------
HEALTH CARE PROVIDERS 4.7%
Accredo Health, Inc. (a)                        2,850                        2,850         62,130                          62,130

LSA EMERGING GROWTH EQUITY FUND INTO VAN KAMPEN LIT AGGRESSIVE GROWTH PORTFOLIO, JUNE 30, 2003
(UNAUDITED)

                                                 LSA         VAN KAMPEN                     LSA          VAN KAMPEN
                                               EMERGING    LIT AGGRESSIVE                 EMERGING     LIT AGGRESSIVE
                                            GROWTH EQUITY      GROWTH      PROFORMA    GROWTH EQUITY       GROWTH         PROFORMA
DESCRIPTION                                     SHARES         SHARES       SHARES      MARKET VALUE    MARKET VALUE    MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
Covance, Inc. (a)                               1,950                        1,950         35,295                          35,295
Gen-Probe, Inc. (a)                               350                          350         14,305                          14,305
Inveresk Research Group, Inc. (a)               2,350                        2,350         42,277                          42,277
LifePoint Hospitals, Inc. (a)                     600                          600         12,564                          12,564
Odyssey Healthcare, Inc. (a)                    1,700                        1,700         62,900                          62,900
Sunrise Assisted Living, Inc. (a)               3,500                        3,500         78,330                          78,330
United Surgical Partners
  International, Inc. (a)                       5,700                        5,700        128,763                         128,763
VCA Antech, Inc. (a)                            1,250                        1,250         24,463                          24,463
                                                                                          ---------------------------------------
                                                                                          461,027               -         461,027
                                                                                         ----------------------------------------
HEALTH CARE SERVICES 0.3%
AdvancePCS (a)                                                   820           820                         31,349          31,349
                                                                                          ---------------------------------------

HEALTH CARE SUPPLIES 0.3%
Fisher Scientific International, Inc. (a)                        530           530                         18,497          18,497
Millipore Corp. (a)                                              310           310                         13,755          13,755
                                                                                          ---------------------------------------
                                                                                                -          32,252          32,252
                                                                                          ---------------------------------------
HEAVY MACHINERY 0.5%
FormFactor, Inc. (a)                              100                          100          1,770                           1,770
Ultratech, Inc. (a)                             2,550                        2,550         47,150                          47,150
                                                                                          ---------------------------------------
                                                                                           48,920               -          48,920
                                                                                          ---------------------------------------
HOME CONSTRUCTION, FURNISHINGS &
 APPLIANCES 0.5%
Select Comfort Corp. (a)                         2,750                       2,750         45,045                          45,045
                                                                                          ---------------------------------------

HOME ENTERTAINMENT SOFTWARE 0.3%
Electronic Arts, Inc. (a)                                        410           410                         30,336          30,336
                                                                                          ---------------------------------------

HOME IMPROVEMENT RETAIL 0.4%
Home Depot, Inc.                                               1,030         1,030                         34,114          34,114
                                                                                          ---------------------------------------

HOMEBUILDING 0.3%
Hovnanian Enterprises, Inc., Class A (a)                         210           210                         12,379          12,379
Ryland Group, Inc.                                               200           200                         13,880          13,880
                                                                                          ---------------------------------------
                                                                                                -          26,259          26,259
                                                                                          ---------------------------------------

INDUSTRIAL MACHINERY 0.6%
Danaher Corp.                                                    410           410                         27,901          27,901
Dover Corp.                                                      620           620                         18,575          18,575
Pall Corp.                                                       620           620                         13,950          13,950
                                                                                          ---------------------------------------
                                                                                                -          60,426          60,426
                                                                                          ---------------------------------------

INFORMATION RETRIEVAL SERVICES 4.5%
Ask Jeeves, Inc. (a)                             6,300                       6,300         86,625                          86,625
Autobytel, Inc. (a)                              1,100                       1,100          6,864                           6,864
Avocent Corp. (a)                                1,850                       1,850         55,371                          55,371
CoStar Group, Inc. (a)                           1,950                       1,950         58,227                          58,227
Digital Insight Corp. (a)                        2,550                       2,550         48,578                          48,578
Infospace, Inc. (a)                              5,600                       5,600         75,992                          75,992
LendingTree, Inc. (a)                            2,300                       2,300         56,304                          56,304
Radware Ltd. (a)                                 2,800                       2,800         47,964                          47,964
                                                                                          ---------------------------------------
                                                                                          435,925             -           435,925
                                                                                          ---------------------------------------


LSA EMERGING GROWTH EQUITY FUND INTO VAN KAMPEN LIT AGGRESSIVE GROWTH PORTFOLIO, JUNE 30, 2003
(UNAUDITED)

                                                 LSA         VAN KAMPEN                     LSA          VAN KAMPEN
                                               EMERGING    LIT AGGRESSIVE                 EMERGING     LIT AGGRESSIVE
                                            GROWTH EQUITY      GROWTH      PROFORMA    GROWTH EQUITY       GROWTH         PROFORMA
DESCRIPTION                                     SHARES         SHARES       SHARES      MARKET VALUE    MARKET VALUE    MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
INSURANCE 0.4%
AMERIGROUP Corp. (a)                             1,150                       1,150         42,780                          42,780
                                                                                          ---------------------------------------

INTEGRATED TELECOMMUNICATION SERVICES 0.4%
Amdocs Ltd. (Guernsey) (a)                                     1,650         1,650                         39,600          39,600
                                                                                          ---------------------------------------

INTERNET RETAIL 1.8%
Amazon.com, Inc. (a)                                           1,440         1,440                         52,546          52,546
eBay, Inc. (a)                                                   620           620                         64,592          64,592
InterActiveCorp (a)                                            1,030         1,030                         40,757          40,757
NetFlix, Inc. (a)                                                730           730                         18,652          18,652
                                                                                          ---------------------------------------
                                                                                                -         176,547         176,547
                                                                                          ---------------------------------------
INTERNET SOFTWARE & SERVICES 0.4%
Yahoo!, Inc. (a)                                               1,240         1,240                         40,622          40,622
                                                                                          ---------------------------------------

INVESTMENT BANKING & BROKERAGE 0.4%
Lehman Brothers Holdings, Inc.                                   620           620                         41,218          41,218
                                                                                          ---------------------------------------

LEISURE PRODUCTS 0.3%
Brunswick Corp.                                                  620           620                         15,512          15,512
Hasbro, Inc.                                                   1,030         1,030                         18,015          18,015
                                                                                          ---------------------------------------
                                                                                                -          33,527          33,527
                                                                                          ---------------------------------------
LODGING 1.5%
Four Seasons Hotels, Inc.                          900                         900         38,934                          38,934
Station Casinos, Inc. (a)                        4,150                       4,150        104,788                         104,788
                                                                                          ---------------------------------------
                                                                                          143,722               -         143,722
                                                                                          ---------------------------------------
MANAGED HEALTH CARE 1.4%
Aetna, Inc.                                                      410           410                         24,682          24,682
Anthem, Inc. (a)                                                 410           410                         31,632          31,632
Coventry Health Care, Inc. (a)                                   410           410                         18,926          18,926
Health Net, Inc. (a)                                             620           620                         20,429          20,429
Mid Atlantic Medical Services, Inc. (a)                          410           410                         21,443          21,443
WellPoint Health Networks, Inc. (a)                              210           210                         17,703          17,703
                                                                                          ---------------------------------------
                                                                                                -         134,815         134,815
                                                                                          ---------------------------------------
MEDIA - BROADCASTING & PUBLISHING 1.5%
COX Radio, Inc. - Class A (a)                    1,550                       1,550         35,821                          35,821
Entravision Communications Corp. - Class A (a)   1,900                       1,900         21,565                          21,565
Radio One, Inc. - Class A (a)                    1,100                       1,100         19,646                          19,646
Radio One, Inc. - Class D (a)                    4,100                       4,100         72,857                          72,857
                                                                                          ---------------------------------------
                                                                                          149,889               -         149,889
                                                                                          ---------------------------------------
MEDICAL SUPPLIES 3.2%
Advanced Neuromodulation Systems, Inc. (a)       1,050                       1,050         54,359                          54,359
Align Technology, Inc. (a)                         500                         500          6,275                           6,275
Biosite Diagnostics, Inc. (a)                    1,900                       1,900         91,390                          91,390
Integra LifeSciences Holdings Corp. (a)          1,700                       1,700         44,846                          44,846
LTX Corp. (a)                                    3,650                       3,650         31,463                          31,463
Nanometrics, Inc. (a)                              700                         700          4,956                           4,956
Ostaotech, Inc. (a)                              1,700                       1,700         23,103                          23,103
Photon Dynamics, Inc. (a)                        1,150                       1,150         31,775                          31,775
Rudolph Technologies, Inc. (a)                   1,600                       1,600         25,536                          25,536
                                                                                          ---------------------------------------
                                                                                          313,703               -         313,703
                                                                                          ---------------------------------------


LSA EMERGING GROWTH EQUITY FUND INTO VAN KAMPEN LIT AGGRESSIVE GROWTH PORTFOLIO, JUNE 30, 2003
(UNAUDITED)

                                                 LSA         VAN KAMPEN                     LSA          VAN KAMPEN
                                               EMERGING    LIT AGGRESSIVE                 EMERGING     LIT AGGRESSIVE
                                            GROWTH EQUITY      GROWTH      PROFORMA    GROWTH EQUITY       GROWTH         PROFORMA
DESCRIPTION                                     SHARES         SHARES       SHARES      MARKET VALUE    MARKET VALUE    MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------

METALS 0.5%
Steel Dynamics, Inc. (a)                         3,350                       3,350         45,895                          45,895
                                                                                          ---------------------------------------

OFFICE ELECTRONICS 0.2%
Zebra Technologies Corp., Class A (a)                            210           210                         15,790          15,790
                                                                                          ---------------------------------------

OIL & GAS DRILLING 0.1%
Patterson-UTI Energy, Inc. (a)                                   410           410                         13,284          13,284
                                                                                          ---------------------------------------

OIL & GAS EQUIPMENT & SERVICES 0.4%
BJ Services Co. (a)                                              620           620                         23,163          23,163
Smith International, Inc. (a)                                    410           410                         15,063          15,063
                                                                                          ---------------------------------------
                                                                                                -          38,226          38,226
                                                                                          ---------------------------------------
OIL & GAS EXPLORATION & PRODUCTION 0.4%
Burlington Resources, Inc.                                       410           410                         22,169          22,169
XTO Energy, Inc.                                                 823           823                         16,551          16,551
                                                                                          ---------------------------------------
                                                                                                -          38,720          38,720
                                                                                          ---------------------------------------
OTHER DIVERSIFIED FINANCIAL SERVICES 0.2%
Janus Capital Group, Inc.                                      1,230         1,230                         20,172          20,172
                                                                                          ---------------------------------------

PHARMACEUTICALS 8.1%
Able Laboratories, Inc. (a)                        400                         400          7,920                           7,920
Allergan, Inc.                                                   210           210                         16,191          16,191
Andrx Corp. - Andrx Group (a)                    1,700                       1,700         33,830                          33,830
Angiotech Pharmaceuticals, Inc. (a)              1,400                       1,400         57,036                          57,036
Atherogenics, Inc. (a)                           4,150                       4,150         61,960                          61,960
Biovail Corp. (Canada) (a)                                       520           520                         24,471          24,471
Cima Labs, Inc. (a)                              4,050                       4,050        108,905                         108,905
Impax Laboratories, Inc. (a)                       900                         900         10,791                          10,791
Inamed Corp. (a)                                 1,400           310         1,710         75,166          16,644          91,810
Inspire Pharmaceuticals, Inc. (a)                1,100                       1,100         11,880                          11,880
IVAX Corp. (a)                                     820           820        14,637                         14,637
K-V Pharmaceutical Co. - Class A (a)             1,550                       1,550         43,090                          43,090
Medicines Co. (a)                                1,800                       1,800         35,442                          35,442
MGI Pharma, Inc. (a)                               250                         250          6,408                           6,408
Neurocrine Biosciences, Inc. (a)                   950                         950         47,443                          47,443
NPS Pharmaceuticals, Inc. (a)                      450                         450         10,953                          10,953
Penwest Pharmaceuticals, Inc. (a)                  100                         100          2,437                           2,437
Pharmaceutical Resources, Inc. (a)               1,350                       1,350         65,691                          65,691
Priority Healthcare Corp. - Class B (a)            650                         650         12,058                          12,058
Taro Pharmaceuticals Industries, Ltd.,
 Class A (Israel) (a)                              800           310         1,110         43,904          17,013          60,917
Teva Pharmaceutical Industries, Ltd. -
 ADR (Israel)                                                    820           820                         46,683          46,683
Watson Pharmaceuticals Inc. (a)                                  620           620                         25,029          25,029
                                                                                          ---------------------------------------
                                                                                          634,914         160,668         795,582
                                                                                          ---------------------------------------
PREPACKAGED SOFTWARE 4.3%
Altiris, Inc. (a)                                4,550                       4,550         91,228                          91,228
Barra, Inc. (a)                                    350                         350         12,495                          12,495
Concur Technologies, Inc. (a)                    2,100                       2,100         21,147                          21,147
Magma Design Automation, Inc. (a)                1,900                       1,900         32,585                          32,585
Merge Technologies, Inc. (a)                       200                         200          2,610                           2,610
MicroStrategy, Inc. - Class A (a)                1,300                       1,300         47,359                          47,359


LSA EMERGING GROWTH EQUITY FUND INTO VAN KAMPEN LIT AGGRESSIVE GROWTH PORTFOLIO, JUNE 30, 2003
(UNAUDITED)

                                                 LSA         VAN KAMPEN                     LSA          VAN KAMPEN
                                               EMERGING    LIT AGGRESSIVE                 EMERGING     LIT AGGRESSIVE
                                            GROWTH EQUITY      GROWTH      PROFORMA    GROWTH EQUITY       GROWTH         PROFORMA
DESCRIPTION                                     SHARES         SHARES       SHARES      MARKET VALUE    MARKET VALUE    MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------

Packeteer, Inc. (a)                              3,950                       3,950         61,502                          61,502
Quest Software, Inc. (a)                         3,450                       3,450         41,055                          41,055
Retek, Inc. (a)                                  5,850                       5,850         37,440                          37,440
Verity, Inc. (a)                                 3,000                       3,000         37,980                          37,980
webMethods, Inc. (a)                             3,750                       3,750         30,488                          30,488
                                                                                          ---------------------------------------
                                                                                          415,889               -         415,889
                                                                                          ---------------------------------------
PROPERTY & CASUALTY 0.2%
Fidelity National Financial, Inc.                                512           512                         15,749          15,749
                                                                                          ---------------------------------------
PUBLISHING 0.2%
Getty Images, Inc. (a)                                           400           400                         16,520          16,520
                                                                                          ---------------------------------------
RADIO TELEPHONE COMMUNICATIONS 0.4%
Wireless Facilities, Inc. (a)                    3,600                       3,600         42,840                          42,840
                                                                                          ---------------------------------------
RESTAURANTS 0.5%
CBRL Group, Inc.                                                 410           410                         15,933          15,933
Chicago Pizza & Brewery, Inc. (a)                  800                         800          8,000                           8,000
P.F. Chang's China Bistro, Inc. (a)                              410           410                         20,176          20,176
                                                                                          ---------------------------------------
                                                                                            8,000          36,109          44,109
                                                                                          ---------------------------------------
RETAILERS 2.8%
Cost Plus, Inc. (a)                              2,750                       2,750         98,065                          98,065
Csk Auto Corp. (a)                               1,350                       1,350         19,508                          19,508
Guitar Center, Inc. (a)                            700                         700         20,300                          20,300
Kenneth Cole Productions, Inc. - Class A (a)       700                         700         13,643                          13,643
Kirkland's, Inc. (a)                             2,400                       2,400         38,760                          38,760
Priceline.com, Inc. (a)                          1,591                       1,591         35,622                          35,622
Tractor Supply Co. (a)                           1,100                       1,100         52,525                          52,525
                                                                                          ---------------------------------------
                                                                                          278,423               -         278,423
                                                                                          ---------------------------------------
SEMICONDUCTOR EQUIPMENT 0.7%
KLA-Tencor Corp. (a)                                             620           620                         28,824          28,824
Lam Research Corp. (a)                                           820           820                         14,932          14,932
SanDisk Corp. (a)                                                620           620                         25,017          25,017
                                                                                          ---------------------------------------
                                                                                                -          68,773          68,773
                                                                                          ---------------------------------------
SEMICONDUCTORS 2.4%
Broadcom Corp., Class A (a)                                    1,030         1,030                         25,657          25,657
Marvell Technology Group Ltd. (Bermuda) (a)      3,700           820         4,520        127,169          28,183         155,352
NVIDIA Corp. (a)                                                 620           620                         14,266          14,266
QLogic Corp. (a)                                                 410           410                         19,815          19,815
Taiwan Semiconductor Manufacturing Co., Ltd. -
  ADR (Taiwan-Republic of China) (a)                           2,060         2,060                         20,765          20,765
                                                                                          ---------------------------------------
                                                                                          127,169         108,686         235,855
                                                                                          ---------------------------------------
SYSTEMS SOFTWARE 1.4%
Avocent Corp. (a)                                                410           410                         12,271          12,271
Micromuse, Inc. (a)                              2,800         1,650         4,450         22,372          13,184          35,556
NetScreen Technologies, Inc. (a)                 2,000           820         2,820         45,100          18,491          63,591
VERITAS Software Corp. (a)                                     1,030         1,030                         29,530          29,530
                                                                                          ---------------------------------------
                                                                                           67,472          73,476         140,948
                                                                                          ---------------------------------------
TELEPHONE SYSTEMS 0.7%
Research In Motion Ltd. (a)                      1,250                       1,250         27,013                          27,013
West Corp. (a)                                   1,600                       1,600         42,640                          42,640
                                                                                          ---------------------------------------
                                                                                           69,653               -          69,653
                                                                                          ---------------------------------------

LSA EMERGING GROWTH EQUITY FUND INTO VAN KAMPEN LIT AGGRESSIVE GROWTH PORTFOLIO, JUNE 30, 2003
(UNAUDITED)

                                                 LSA         VAN KAMPEN                     LSA          VAN KAMPEN
                                               EMERGING    LIT AGGRESSIVE                 EMERGING     LIT AGGRESSIVE
                                            GROWTH EQUITY      GROWTH      PROFORMA    GROWTH EQUITY       GROWTH         PROFORMA
DESCRIPTION                                     SHARES         SHARES       SHARES      MARKET VALUE    MARKET VALUE    MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE 0.7%
Countrywide Financial Corp.                                      410           410                         28,524          28,524
Golden West Financial Corp.                                      210           210                         16,802          16,802
New York Community Bancorp, Inc.                                 830           830                         24,145          24,145
                                                                                       ------------------------------------------
                                                                                                -          69,471          69,471
                                                                                       ------------------------------------------
TRANSPORTATION 0.5%
Forward Air Corp. (a)                            1,800                       1,800         45,666                          45,666
                                                                                       ------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES 0.5%
Nextel Communications, Inc., Class A (a)                       2,470         2,470                         44,658          44,658
                                                                                       ------------------------------------------
RIGHTS & WARRANTS
TRANSPORTATION 0.2%
Expedia, Inc. - Warrants, Expires 02/04/09         398                         398         21,707                          21,707
                                                                                       ------------------------------------------
TOTAL LONG-TERM INVESTMENTS 96.1%
  (Cost $8,965,576)                                                                     6,755,423       2,621,276       9,376,699

REPURCHASE AGREEMENT 5.3%
UBS Securities LLC ($522,000 par
collateralized by U.S. Government
obligation in a pooled cash account,
dated 06/30/03, to be sold on 07/01/03
at $522,000) (Cost $522,000)                                                                    -         522,000         522,000
                                                                                       ------------------------------------------
TOTAL INVESTMENTS 101.4%
  (Cost $9,487,576)                                                                     6,755,423       3,143,276       9,898,699

LIABILITIES IN EXCESS OF OTHER ASSETS (1.4%)                                              223,234        (362,391)       (139,157)
                                                                                       ------------------------------------------
NET ASSETS 100.0%                                                                      $6,978,657      $2,780,885      $9,759,542
                                                                                       ==========================================


(a) Non-income producing security as this stock currently does not declare dividends.
ADR - American Depositary Receipt

                                                                      APPENDIX H

     Unaudited pro forma financial statements of Van Kampen Aggressive Growth Portfolio giving effect to the Reorganization of both of LSA Aggressive Growth Fund and LSA Emerging Growth Equity Fund into Van Kampen Aggressive Growth Portfolio which include: (i) Pro Forma Condensed Statement of Assets and Liabilities at June 30, 2003, (ii) Pro Forma Condensed Statement of Operations for the twelve-months ended June 30, 2003, and (iii) Pro Forma Portfolio of Investments at June 30, 2003.

         LSA AGGRESSIVE GROWTH FUND - LSA EMERGING GROWTH EQUITY FUND -
                      VAN KAMPEN LIT AGGRESSIVE PORTFOLIO
             PROFORMA CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                                 June 30, 2003
                                  (Unaudited)


                                                               LSA            LSA           Van Kampen
                                                            Aggressive      Emerging      LIT Aggressive
                                                              Growth     Growth Equity        Growth       Adjustments   Proforma
                                                           -----------   -------------    --------------   -----------  -----------
Total Investments (Cost of $7,035,957, $5,844,137,
   $2,732,153 and $16,523,533, respectively)............   $ 8,307,218    $ 6,755,423      $ 3,143,276                  $18,205,917
Other Assets Less Liabilities...........................       513,433        223,234         (362,391)                     374,276
                                                           -----------    -----------      -----------     ----------   -----------
NET ASSETS..............................................   $ 8,820,651    $ 6,978,657      $ 2,780,885     $        -   $18,580,193
                                                           ===========    ===========      ===========     ==========   ===========

NET ASSETS CONSIST OF:
Capital (Par value of $.00, $.00, $.01 and $.01
   per share, respectively).............................     8,816,741     12,134,601        4,133,357                   25,084,699
Net Unrealized Appreciation.............................     1,271,261        911,286          411,123       (911,286)    1,682,384
Accumulated Net Investment Loss.........................       (29,391)       (32,566)         (30,489)                     (92,446)
Accumulated Net Realized Loss...........................    (1,237,960)    (6,034,664)      (1,733,106)       911,286    (8,094,444)
                                                           -----------    -----------      -----------     ----------   -----------
NET ASSETS..............................................   $ 8,820,651    $ 6,978,657      $ 2,780,885     $        -   $18,580,193
                                                           ===========    ===========      ===========     ==========   ===========

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE:

      Net Assets........................................   $ 8,820,651    $ 6,978,657      $ 2,780,885                  $18,580,193
      Shares Outstanding................................     1,161,062      1,244,529          765,740      1,946,835     5,118,166
                                                           -----------    -----------      -----------                  -----------
      Net Asset Value and Redemption Price Per Share....   $      7.60    $      5.61      $      3.63                  $      3.63
                                                           ===========    ===========      ===========                  ===========



(1) The pro forma statements are presented as if the Reorganization was effective June 30, 2003. The pro forma statements give the effect to the proposed exchange of Van Kampen LIT Aggressive Growth Portfolio shares for assets and liabilities of the LSA Aggressive Growth Fund and LSA Emerging Growth Equity Fund, with the Van Kampen LIT Aggressive Growth Portfolio being the surviving entity. The proposed transactions between the Van Kampen LIT Aggressive Growth Portfolio and the LSA Aggressive Growth Fund and Van Kampen LIT Aggressive Growth Portolio and the LSA Emerging Growth Equity will be accounted for in accordance with accounting principles generally accepted in the United States of America, as a tax-free and taxable reorganization, respectively. The historical cost basis of the investments is carried over to the surviving entity in a tax-free reorganization and restated to market value on the date of the reorganization in a taxable reorganization.

(2) The pro forma statements presume the issuance by the Van Kampen LIT Aggressive Growth Portfolio of approximately 4,352,426 Class II shares in exchange for the assets and liabilities of the LSA Aggressive Growth Fund and LSA Emerging Growth Equity Fund.

         LSA AGGRESSIVE GROWTH FUND - LSA EMERGING GROWTH EQUITY FUND -
                      VAN KAMPEN LIT AGGRESSIVE PORTFOLIO
                   PROFORMA CONDENSED STATEMENT OF OPERATIONS
                   For the Twelve Months Ended June 30, 2003
                                  (Unaudited)

                                                              LSA            LSA           Van Kampen
                                                            Aggressive      Emerging      LIT Aggressive
                                                              Growth     Growth Equity        Growth       Adjustments   Proforma
                                                           -----------   -------------    --------------   -----------  -----------
INVESTMENT INCOME:
   Dividends............................................   $    11,658    $     1,035      $     5,442                  $    18,135
   Interest.............................................         2,453          1,702            2,059                        6,214
                                                           -----------    -----------      -----------     ----------   -----------
      Total Income......................................        14,111          2,737            7,501                       24,349
                                                           -----------    -----------      -----------     ----------   ===========

EXPENSES:
   Investment Advisory Fee..............................        44,313         51,086           14,746        (23,925)       86,220
   Distribution (12b-1) and Service Fees................             -              -            4,286         24,454        28,740
   All Other Expenses (1)...............................       204,030        209,381          128,441       (402,267)      139,585
                                                           -----------    -----------      -----------     ----------   -----------
      Total Expense.....................................       248,343        260,467          147,473       (401,738)      254,545
      Expense Reduction.................................       190,034        194,785          122,640       (396,674)      110,785
      Less Credits Earned on Cash Balances..............             -              -               60                           60
                                                           -----------    -----------      -----------     ----------   -----------
      Net Expenses......................................        58,309         65,682           24,773         (5,064)      143,700
                                                           -----------    -----------      -----------     ----------   -----------
NET INVESTMENT LOSS.....................................   $   (44,198)   $   (62,945)     $   (17,272)    $    5,064   $  (119,351)
                                                           ===========    ===========      ===========     ==========   ===========

REALIZED AND UNREALIZED GAIN/LOSS :
   Net Realized Loss....................................   $  (749,543)   $(1,942,039)     $  (510,692)                 $(3,202,274)
   Net Unrealized Appreciation During the Period........     1,396,182      1,830,155          496,912                    3,723,249
                                                           -----------    -----------      -----------     ----------   -----------
NET REALIZED AND UNREALIZED GAIN/LOSS...................   $   646,639    $  (111,884)     $   (13,780)                 $   520,975
                                                           ===========    ===========      ===========     ==========   ===========

NET INCREASE/DECREASE IN NET ASSETS FROM OPERATIONS.....   $   602,441    $  (174,829)     $   (31,052)    $    5,064   $   401,624
                                                           ===========    ===========      ===========     ==========   ===========


(1) Reflects the reduction in other operating expenses as a result of the elimination of certain duplicative expenses and the result of operating a larger, more efficient fund.

LSA AGGRESSIVE GROWTH FUND, LSA EMERGING GROWTH EQUITY FUND, VAN KAMPEN LIT AGGRESSIVE GROWTH PORTFOLIO,
JUNE 30, 2003
(UNAUDITED)


                                                     LSA               LSA            VAN KAMPEN
                                                  AGGRESSIVE         EMERGING        LIT AGGRESSIVE
                                                    GROWTH        GROWTH EQUITY         GROWTH            PROFORMA
DESCRIPTON                                          SHARES            SHARES             SHARES            SHARES
-----------------------------------------------------------------------------------------------------------------------

COMMON STOCKS 95.2%
ADVERTISING 0.2%
Doubleclick, Inc. (a)                                                 3,900                                 3,900
Valueclick, Inc. (a)                                                  1,650                                 1,650



AEROSPACE & DEFENSE 0.0%
MTC Technologies, Inc. (a)                                              400                                   400


AIRLINES 0.5%
JetBlue Airways Corp. (a)                                             2,050                                 2,050


APPAREL & ACCESSORIES 1.7%
Coach, Inc. (a)                                     2,260             1,250                840              4,350
Liz Claiborne, Inc.                                 1,940                                  820              2,760




APPAREL RETAIL 1.8%
Gap, Inc.                                           5,170                                1,650              6,820
Pacific Sunwear of California, Inc. (a)                               4,950                                 4,950
Urban Outfitters, Inc. (a)                                            2,650                                 2,650



APPLICATION SOFTWARE 1.6%
Citrix Systems, Inc. (a)                            3,230                                1,030              4,260
Documentum, Inc. (a)                                2,560             2,300                820              5,680
Mercury Interactive Corp. (a)                       1,900                                  620              2,520



ASSET MANAGEMENT & CUSTODY BANKS 0.8%
Legg Mason, Inc.                                      950                                  310              1,260
T. Rowe Price Group, Inc.                           1,290                                  410              1,700



AUTO PARTS & EQUIPMENT 0.7%
Advanced Auto Parts, Inc. (a)                         980                                  170              1,150
Magna International, Inc., Class A (Canada)           610                                  310                920



BANKING 0.6%
AmeriCredit Corp. (a)                                                 1,050                                 1,050
Boston Private Financial Holdings, Inc.                               1,300                                 1,300
Net.B@nk, Inc.                                                        5,450                                 5,450



BEVERAGES, FOOD & TOBACCO 0.3%
Peet's Coffee & Tea, Inc. (a)                                         2,950                                 2,950


BIOTECHNOLOGY 4.7%
Amgen, Inc. (a)                                     1,940                                  620              2,560
Celgene Corp. (a)                                   1,620                                  520              2,140
Genentech, Inc. (a)                                 1,290                                  410              1,700
Gilead Sciences, Inc. (a)                           3,230                                1,030              4,260
Invitrogen Corp. (a)                                1,940                                  620              2,560
Martek Biosciences Corp. (a)                          940             1,500                310              2,750
MedImmune, Inc. (a)                                 1,290                                  410              1,700




BROADCASTING & CABLE TV 1.4%
Cablevision Systems Corp., Class A (a)              2,580                                  820              3,400
EchoStar Communications Corp., Class A (a)          2,580                                  820              3,400
XM Satellite Radio Holdings, Inc., Class A (a)      5,240                                1,670              6,910




CASINOS & GAMING 1.0%
GTECH Holdings Corp. (a)                            1,940                                  620              2,560
International Game Technology                         630                                  210                840



CHEMICALS 0.3%


                                                      LSA              LSA                 VAN KAMPEN
                                                   AGGRESSIVE         EMERGING            LIT AGGRESSIVE
                                                     GROWTH        GROWTH EQUITY              GROWTH                PROFORMA
DESCRIPTION                                       MARKET VALUE      MARKET VALUE           MARKET VALUE           MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS 95.2%
ADVERTISING 0.2%
Doubleclick, Inc. (a)                                               $   36,075                                     $   36,075
Valueclick, Inc. (a)                                                     9,949                                          9,949
                                                   --------------------------------------------------------------------------
                                                           -            46,024                      -                  46,024
                                                   --------------------------------------------------------------------------
AEROSPACE & DEFENSE 0.0%
MTC Technologies, Inc. (a)                                               9,384                                          9,384
                                                   --------------------------------------------------------------------------

AIRLINES 0.5%
JetBlue Airways Corp. (a)                                               86,694                                         86,694
                                                   --------------------------------------------------------------------------

APPAREL & ACCESSORIES 1.7%
Coach, Inc. (a)                                      112,412            62,175                 41,782                 216,369
Liz Claiborne, Inc.                                   68,385                                   28,905                  97,290
                                                   --------------------------------------------------------------------------
                                                     180,797            62,175                 70,687                 313,659
                                                   --------------------------------------------------------------------------

APPAREL RETAIL 1.8%
Gap, Inc.                                             96,989                                   30,954                 127,943
Pacific Sunwear of California, Inc. (a)                                119,245                                        119,245
Urban Outfitters, Inc. (a)                                              95,135                                         95,135
                                                   --------------------------------------------------------------------------
                                                      96,989           214,380                 30,954                 342,323
                                                   --------------------------------------------------------------------------
APPLICATION SOFTWARE 1.6%
Citrix Systems, Inc. (a)                              65,763                                   20,971                  86,734
Documentum, Inc. (a)                                  50,355            45,241                 16,129                 111,725
Mercury Interactive Corp. (a)                         73,359                                   23,938                  97,297
                                                   --------------------------------------------------------------------------
                                                     189,477            45,241                 61,038                 295,756
                                                   --------------------------------------------------------------------------
ASSET MANAGEMENT & CUSTODY BANKS 0.8%
Legg Mason, Inc.                                      61,703                                   20,134                  81,837
T. Rowe Price Group, Inc.                             48,698                                   15,477                  64,175
                                                   --------------------------------------------------------------------------
                                                     110,401                 -                 35,611                 146,012
                                                   --------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT 0.7%
Advanced Auto Parts, Inc. (a)                         59,682                                   10,353                  70,035
Magna International, Inc., Class A (Canada)           41,035                                   20,854                  61,889
                                                   --------------------------------------------------------------------------
                                                     100,717                 -                 31,207                 131,924
                                                   --------------------------------------------------------------------------
BANKING 0.6%
AmeriCredit Corp. (a)                                                    8,977                                          8,977
Boston Private Financial Holdings, Inc.                                 27,404                                         27,404
Net.B@nk, Inc.                                                          71,722                                         71,722
                                                   --------------------------------------------------------------------------
                                                           -           108,103                      -                 108,103
                                                  ---------------------------------------------------------------------------

BEVERAGES, FOOD & TOBACCO 0.3%
Peet's Coffee & Tea, Inc. (a)                                           51,507                                         51,507
                                                   --------------------------------------------------------------------------

BIOTECHNOLOGY 4.7%
Amgen, Inc. (a)                                      128,894                                   41,193                 170,087
Celgene Corp. (a)                                     49,248                                   15,808                  65,056
Genentech, Inc. (a)                                   93,035                                   29,569                 122,604
Gilead Sciences, Inc. (a)                            179,523                                   57,247                 236,770
Invitrogen Corp. (a)                                  74,438                                   23,789                  98,227
Martek Biosciences Corp. (a)                          40,364            64,410                 13,311                 118,085
MedImmune, Inc. (a)                                   46,917                                   14,912                  61,829
                                                   --------------------------------------------------------------------------
                                                     612,419            64,410                195,829                 872,658
                                                   --------------------------------------------------------------------------

BROADCASTING & CABLE TV 1.4%
Cablevision Systems Corp., Class A (a)                53,561                                   17,023                  70,584
EchoStar Communications Corp., Class A (a)            89,320                                   28,388                 117,708
XM Satellite Radio Holdings, Inc., Class A (a)        57,902                                   18,453                  76,355
                                                   --------------------------------------------------------------------------
                                                     200,783                 -                 63,864                 264,647
                                                   --------------------------------------------------------------------------

CASINOS & GAMING 1.0%
GTECH Holdings Corp. (a)                              73,041                                   23,343                  96,384
International Game Technology                         64,468                                   21,489                  85,957
                                                   --------------------------------------------------------------------------
                                                     137,509                 -                 44,832                 182,341
                                                   --------------------------------------------------------------------------
CHEMICALS 0.3%


LSA AGGRESSIVE GROWTH FUND, LSA EMERGING GROWTH EQUITY FUND, VAN KAMPEN LIT AGGRESSIVE GROWTH PORTFOLIO,
JUNE 30, 2003
(UNAUDITED)


                                                     LSA               LSA            VAN KAMPEN
                                                  AGGRESSIVE         EMERGING        LIT AGGRESSIVE
                                                    GROWTH        GROWTH EQUITY         GROWTH            PROFORMA
DESCRIPTION                                         SHARES            SHARES             SHARES            SHARES
---------------------------------------------------------------------------------------------------------------------

Applied Films Corp. (a)                                               2,200                                 2,200


COMMERCIAL PRINTING 0.4%
R.R. Donnelley & Sons Co.                           1,970                                  630              2,600


COMMERCIAL SERVICES 5.1%
Advisory Board Co. (a)                                                  250                                   250
Bright Horizons Family Solutions, Inc. (a)                            2,900                                 2,900
Corporate Executive Board Co. (a)                                     1,800                                 1,800
Digitas, Inc. (a)                                                     1,600                                 1,600
eResearch Technology, Inc. (a)                                        3,400                                 3,400
Exact Sciences Corp. (a)                                              6,400                                 6,400
FTI Consulting, Inc. (a)                                              1,950                                 1,950
Global Payments, Inc.                                                 1,700                                 1,700
IMPAC Medical Systems, Inc. (a)                                         350                                   350
Kroll, Inc. (a)                                                       3,350                                 3,350
Leapfrog Enterprises, Inc. (a)                                        1,150                                 1,150
Navigant Consulting, Inc. (a)                                         4,200                                 4,200
Overture Services, Inc. (a)                                           6,050                                 6,050
Pharmaceutical Product Development, Inc. (a)                          1,850                                 1,850
Regeneration Technologies (a)                                         1,500                                 1,500
Telik, Inc. (a)                                                       3,500                                 3,500
University of Phoenix Online (a)                                      1,500                                 1,500




COMMUNICATIONS 0.5%
Centellium Communications, Inc. (a)                                   4,500                                 4,500
Ciena Corp. (a)                                                         800                                   800
Sierra Wireless, Inc. (a)                                             1,700                                 1,700
Sonus Networks, Inc. (a)                                              3,000                                 3,000
Verisity Ltd. (a)                                                     1,500                                 1,500




COMMUNICATIONS EQUIPMENT 2.7%
ADTRAN, Inc. (a)                                    1,270                                  410              1,680
Comverse Technology, Inc. (a)                       3,880                                1,240              5,120
Corning, Inc. (a)                                   9,690                                3,090             12,780
Foundry Networks, Inc. (a)                          3,880                                1,240              5,120
Juniper Networks, Inc. (a)                          6,460                                2,060              8,520
McData Corp., Class A (a)                           3,250                                1,030              4,280




COMPUTER & ELECTRONICS RETAIL 1.0%
Best Buy Co., Inc. (a)                              3,230                                1,030              4,260


COMPUTER INTEGRATED SYSTEMS DESIGN 0.1%
Ariba, Inc. (a)                                                       5,150                                 5,150


COMPUTER PROGRAMMING SERVICES 0.9%
Business Objects SA - ADR (a)                                         2,250                                 2,250
Cognizant Technology Solutions Corp. (a)                              2,950                                 2,950
Kana Software, Inc. (a)                                               2,100                                 2,100
Portal Software (a)                                                   3,700                                 3,700
RealNetworks, Inc. (a)                                                3,150                                 3,150
VeriSign, Inc. (a)                                                      600                                   600



COMPUTER RELATED SERVICES 0.2%
Espeed, Inc. - Class A (a)                                              300                                   300
Ixia (a)                                                              4,050                                 4,050
WebEx Communications, Inc. (a)                                          800                                   800



COMPUTER SOFTWARE & PROCESSING 1.5%
Agile Software Corp. (a)                                              4,050                                 4,050
Anteon International Corp. (a)                                        2,600                                 2,600



                                                      LSA              LSA                 VAN KAMPEN
                                                   AGGRESSIVE         EMERGING            LIT AGGRESSIVE
                                                     GROWTH        GROWTH EQUITY              GROWTH                PROFORMA
DESCRIPTION                                       MARKET VALUE      MARKET VALUE           MARKET VALUE           MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------

Applied Films Corp. (a)                                                 56,936                                         56,936
                                                   --------------------------------------------------------------------------

COMMERCIAL PRINTING 0.4%
R.R. Donnelley & Sons Co.                             51,496                                   16,468                  67,964
                                                   --------------------------------------------------------------------------

COMMERCIAL SERVICES 5.1%
Advisory Board Co. (a)                                                  10,130                                         10,130
Bright Horizons Family Solutions, Inc. (a)                              97,324                                         97,324
Corporate Executive Board Co. (a)                                       72,954                                         72,954
Digitas, Inc. (a)                                                        7,936                                          7,936
eResearch Technology, Inc. (a)                                          75,344                                         75,344
Exact Sciences Corp. (a)                                                70,144                                         70,144
FTI Consulting, Inc. (a)                                                48,691                                         48,691
Global Payments, Inc.                                                   60,350                                         60,350
IMPAC Medical Systems, Inc. (a)                                          7,308                                          7,308
Kroll, Inc. (a)                                                         90,651                                         90,651
Leapfrog Enterprises, Inc. (a)                                          36,581                                         36,581
Navigant Consulting, Inc. (a)                                           49,770                                         49,770
Overture Services, Inc. (a)                                            109,686                                        109,686
Pharmaceutical Product Development, Inc. (a)                            53,150                                         53,150
Regeneration Technologies (a)                                           19,935                                         19,935
Telik, Inc. (a)                                                         56,245                                         56,245
University of Phoenix Online (a)                                        76,050                                         76,050
                                                   --------------------------------------------------------------------------
                                                           -           942,249                      -                 942,249
                                                   --------------------------------------------------------------------------

COMMUNICATIONS 0.5%
Centellium Communications, Inc. (a)                                     44,595                                         44,595
Ciena Corp. (a)                                                          4,152                                          4,152
Sierra Wireless, Inc. (a)                                               10,506                                         10,506
Sonus Networks, Inc. (a)                                                15,090                                         15,090
Verisity Ltd. (a)                                                       17,910                                         17,910
                                                   --------------------------------------------------------------------------
                                                           -            92,253                      -                  92,253
                                                   --------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT 2.7%
ADTRAN, Inc. (a)                                      65,138                                   21,029                  86,167
Comverse Technology, Inc. (a)                         58,316                                   18,637                  76,953
Corning, Inc. (a)                                     71,609                                   22,835                  94,444
Foundry Networks, Inc. (a)                            55,872                                   17,856                  73,728
Juniper Networks, Inc. (a)                            79,910                                   25,482                 105,392
McData Corp., Class A (a)                             47,677                                   15,110                  62,787
                                                   --------------------------------------------------------------------------
                                                     378,522                 -                120,949                 499,471
                                                   --------------------------------------------------------------------------

COMPUTER & ELECTRONICS RETAIL 1.0%
Best Buy Co., Inc. (a)                               141,862                                   45,238                 187,100
                                                   --------------------------------------------------------------------------

COMPUTER INTEGRATED SYSTEMS DESIGN 0.1%
Ariba, Inc. (a)                                                         15,295                                         15,295
                                                   --------------------------------------------------------------------------

COMPUTER PROGRAMMING SERVICES 0.9%
Business Objects SA - ADR (a)                                           49,387                                         49,387
Cognizant Technology Solutions Corp. (a)                                71,862                                         71,862
Kana Software, Inc. (a)                                                  6,363                                          6,363
Portal Software (a)                                                      7,400                                          7,400
RealNetworks, Inc. (a)                                                  21,357                                         21,357
VeriSign, Inc. (a)                                                       8,298                                          8,298
                                                   --------------------------------------------------------------------------
                                                           -           164,667                      -                 164,667
                                                   --------------------------------------------------------------------------
COMPUTER RELATED SERVICES 0.2%
Espeed, Inc. - Class A (a)                                               5,928                                          5,928
Ixia (a)                                                                26,041                                         26,041
WebEx Communications, Inc. (a)                                          11,160                                         11,160
                                                   --------------------------------------------------------------------------
                                                           -            43,129                      -                  43,129
                                                   --------------------------------------------------------------------------
COMPUTER SOFTWARE & PROCESSING 1.5%
Agile Software Corp. (a)                                                39,082                                         39,082
Anteon International Corp. (a)                                          72,566                                         72,566


LSA AGGRESSIVE GROWTH FUND, LSA EMERGING GROWTH EQUITY FUND, VAN KAMPEN LIT AGGRESSIVE GROWTH PORTFOLIO,
JUNE 30, 2003
(UNAUDITED)


                                                     LSA               LSA            VAN KAMPEN
                                                  AGGRESSIVE         EMERGING        LIT AGGRESSIVE
                                                    GROWTH        GROWTH EQUITY         GROWTH            PROFORMA
DESCRIPTION                                         SHARES            SHARES            SHARES             SHARES
---------------------------------------------------------------------------------------------------------------------
CNET Networks, Inc. (a)                                                6,850                                6,850
Ebookers.Com Plc - ADR (a)                                             2,550                                2,550
Pinnacle Systems, Inc. (a)                                             4,850                                4,850
SRA International, Inc. - Class A (a)                                  1,100                                1,100




COMPUTER STORAGE & PERIPHERALS 1.3%
Avid Technology, Inc. (a)                           1,320                                  400              1,720
Network Appliance, Inc. (a)                         5,170                                1,650              6,820
Storage Technology Corp. (a)                        1,900                                  620              2,520



COMPUTERS & INFORMATION 1.5%
Emulex Corp. (a)                                                       1,400                                1,400
Lexmark International, Inc. (a)                       970                                                     970
M-Systems Flash Disk Pioneers Ltd. (a)                                10,550                               10,550
Western Digital Corp. (a)                           5,170                                                   5,170



CONSTRUCTION & FARM MACHINERY 0.5%
PACCAR, Inc.                                          970                                  310              1,280


CONSUMER ELECTRONICS 0.4%
Harman International Industries, Inc.                 650                                  210                860


CONSUMER FINANCE 1.0%
Capital One Financial Corp.                         1,270                                  410              1,680
SLM Corp.                                           1,940                                  620              2,560




DATA PROCESSING & OUTSOURCING SERVICES 0.5%
CheckFree Corp. (a)                                 1,900              1,050               620              3,570


DATA PROCESSING & PREPARATION 0.2%
Alliance Data Systems Corp. (a)                                          450                                  450
WebMD Corp. (a)                                                        2,850                                2,850




DIVERSIFIED COMMERCIAL SERVICES 1.9%
Apollo Group, Inc., Class A (a)                     1,270                                  410              1,680
Career Education Corp. (a)                          1,270                950               410              2,630
Fair Issac Corp.                                      980                                  310              1,290




ELECTRONIC EQUIPMENT MANUFACTURERS 1.3%
Garmin Ltd. (Cayman Islands) (a)                                                           410                410
Omnivision Technologies, Inc. (a)                   1,900              2,600               620              5,120
Wilson Greatbatch Technologies, Inc. (a)                               2,000                                2,000




ELECTRONICS 3.2%
ASM International NV (a)                                               4,550                                4,550
August Technology Corp. (a)                                            4,350                                4,350
Cree, Inc. (a)                                                         2,050                                2,050
DSP Group, Inc. (a)                                                    3,600                                3,600
Exar Corp. (a)                                                         2,950                                2,950
Genesis Microchip, Inc. (a)                                              600                                  600
Genus, Inc. (a)                                                          900                                  900
Integrated Circuit Systems, Inc. (a)                                   1,750                                1,750
Integrated Device Technology, Inc. (a)                                 3,650                                3,650
Intersil Holding Corp. (a)                                             2,750                                2,750
PLX Technology, Inc. (a)                                               5,150                                5,150
PMC-Sierra, Inc. (a)                                                   1,050                                1,050
Power Integrations, Inc. (a)                                           1,950                                1,950
Silicon Laboratories, Inc (a)                                          1,500                                1,500
Virage Logic Corp. (a)                                                 1,500                                1,500
Zoran Corp. (a)                                                        1,600                                1,600


                                                      LSA              LSA                 VAN KAMPEN
                                                   AGGRESSIVE         EMERGING            LIT AGGRESSIVE
                                                     GROWTH        GROWTH EQUITY              GROWTH                PROFORMA
DESCRIPTION                                       MARKET VALUE      MARKET VALUE           MARKET VALUE           MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------
CNET Networks, Inc. (a)                                                 42,675                                         42,675
Ebookers.Com Plc - ADR (a)                                              40,933                                         40,933
Pinnacle Systems, Inc. (a)                                              51,895                                         51,895
SRA International, Inc. - Class A (a)                                   35,200                                         35,200
                                                   --------------------------------------------------------------------------
                                                           -           282,351                      -                 282,351
                                                   --------------------------------------------------------------------------

COMPUTER STORAGE & PERIPHERALS 1.3%
Avid Technology, Inc. (a)                             46,292                                   14,028                  60,320
Network Appliance, Inc. (a)                           83,806                                   26,746                 110,552
Storage Technology Corp. (a)                          48,906                                   15,959                  64,865
                                                   --------------------------------------------------------------------------
                                                     179,004                 -                 56,733                 235,737
                                                   --------------------------------------------------------------------------
COMPUTERS & INFORMATION 1.5%
Emulex Corp. (a)                                                        31,878                                         31,878
Lexmark International, Inc. (a)                       68,647                                                           68,647
M-Systems Flash Disk Pioneers Ltd. (a)                                 117,421                                        117,421
Western Digital Corp. (a)                             53,251                                                           53,251
                                                   --------------------------------------------------------------------------
                                                     121,898           149,299                      -                 271,197
                                                   --------------------------------------------------------------------------
CONSTRUCTION & FARM MACHINERY 0.5%
PACCAR, Inc.                                          65,533                                   20,944                  86,477
                                                   --------------------------------------------------------------------------

CONSUMER ELECTRONICS 0.4%
Harman International Industries, Inc.                 51,441                                   16,619                  68,060
                                                   --------------------------------------------------------------------------

CONSUMER FINANCE 1.0%
Capital One Financial Corp.                           62,459                                   20,164                  82,623
SLM Corp.                                             75,990                                   24,285                 100,275
                                                   --------------------------------------------------------------------------
                                                     138,449                 -                 44,449                 182,898
                                                   --------------------------------------------------------------------------

DATA PROCESSING & OUTSOURCING SERVICES 0.5%
CheckFree Corp. (a)                                   52,896            29,232                 17,261                  99,389
                                                   --------------------------------------------------------------------------

DATA PROCESSING & PREPARATION 0.2%
Alliance Data Systems Corp. (a)                                         10,530                                         10,530
WebMD Corp. (a)                                                         30,865                                         30,865
                                                   --------------------------------------------------------------------------
                                                          -             41,395                      -                  41,395
                                                   --------------------------------------------------------------------------

DIVERSIFIED COMMERCIAL SERVICES 1.9%
Apollo Group, Inc., Class A (a)                       78,435                                   25,322                 103,757
Career Education Corp. (a)                            86,893            64,999                 28,052                 179,944
Fair Issac Corp.                                      50,421                                   15,949                  66,370
                                                   --------------------------------------------------------------------------
                                                     215,749            64,999                 69,323                 350,071
                                                   --------------------------------------------------------------------------

ELECTRONIC EQUIPMENT MANUFACTURERS 1.3%
Garmin Ltd. (Cayman Islands) (a)                                                               16,347                  16,347
Omnivision Technologies, Inc. (a)                     59,280           81,120                  19,344                 159,744
Wilson Greatbatch Technologies, Inc. (a)                               72,200                                          72,200
                                                   --------------------------------------------------------------------------
                                                      59,280          153,320                  35,691                 248,291
                                                   --------------------------------------------------------------------------

ELECTRONICS 3.2%
ASM International NV (a)                                                67,658                                         67,658
August Technology Corp. (a)                                             27,622                                         27,622
Cree, Inc. (a)                                                          33,374                                         33,374
DSP Group, Inc. (a)                                                     77,508                                         77,508
Exar Corp. (a)                                                          46,698                                         46,698
Genesis Microchip, Inc. (a)                                              8,124                                          8,124
Genus, Inc. (a)                                                          2,430                                          2,430
Integrated Circuit Systems, Inc. (a)                                    55,002                                         55,002
Integrated Device Technology, Inc. (a)                                  40,332                                         40,332
Intersil Holding Corp. (a)                                              73,178                                         73,178
PLX Technology, Inc. (a)                                                20,291                                         20,291
PMC-Sierra, Inc. (a)                                                    12,317                                         12,317
Power Integrations, Inc. (a)                                            47,424                                         47,424
Silicon Laboratories, Inc (a)                                           39,960                                         39,960
Virage Logic Corp. (a)                                                  10,860                                         10,860
Zoran Corp. (a)                                                         30,736                                         30,736
                                                   --------------------------------------------------------------------------
                                                           -           593,514                      -                 593,514
                                                   --------------------------------------------------------------------------

LSA AGGRESSIVE GROWTH FUND, LSA EMERGING GROWTH EQUITY FUND, VAN KAMPEN LIT AGGRESSIVE GROWTH PORTFOLIO,
June 30, 2003
(UNAUDITED)


                                                     LSA               LSA            VAN KAMPEN
                                                  AGGRESSIVE         EMERGING        LIT AGGRESSIVE
                                                    GROWTH        GROWTH EQUITY         GROWTH            PROFORMA
DESCRIPTION                                         SHARES            SHARES            SHARES             SHARES
--------------------------------------------------------------------------------------------------------------------
EMPLOYMENT SERVICES 0.3%
Monster Worldwide, Inc. (a)                         2,580                                  820              3,400


FINANCIAL SERVICES 0.2%
E-LOAN, Inc. (a)                                                      6,900                                 6,900


FOOTWEAR 1.1%
Reebok International Ltd. (a)                       2,580                                  820              3,400
Timberland Co., Class A (a)                         1,290                                  410              1,700




GENERAL MERCHANDISE STORES 0.7%
Dollar General Corp.                                5,170                                1,650              6,820


HEALTH CARE EQUIPMENT 3.0%
Becton, Dickinson & Co.                             1,280                                  410              1,690
Boston Scientific Corp. (a)                         1,940                                  820              2,760
C.R. Bard, Inc.                                                                            210                210
St. Jude Medical, Inc. (a)                          1,940                                  410              2,350
Varian Medical Systems, Inc. (a)                    1,290                                  410              1,700
Zimmer Holdings, Inc. (a)                           1,250                                  410              1,660




HEALTH CARE PROVIDERS 2.5%
Accredo Health, Inc. (a)                                              2,850                                 2,850
Covance, Inc. (a)                                                     1,950                                 1,950
Gen-Probe, Inc. (a)                                                     350                                   350
Inveresk Research Group, Inc. (a)                                     2,350                                 2,350
LifePoint Hospitals, Inc. (a)                                           600                                   600
Odyssey Healthcare, Inc. (a)                                          1,700                                 1,700
Sunrise Assisted Living, Inc. (a)                                     3,500                                 3,500
United Surgical Partners International,
   Inc. (a)                                                           5,700                                 5,700
VCA Antech, Inc. (a)                                                  1,250                                 1,250




HEALTH CARE SERVICES 0.7%
AdvancePCS (a)                                      2,580                                  820              3,400


HEALTH CARE SUPPLIES 0.7%
Fisher Scientific International, Inc. (a)           1,650                                  530              2,180
Millipore Corp. (a)                                   970                                  310              1,280




HEAVY MACHINERY 0.3%
FormFactor, Inc. (a)                                                    100                                   100
Ultratech, Inc. (a)                                                   2,550                                 2,550




HOME CONSTRUCTION, FURNISHINGS &
   APPLIANCES 0.2%
Select Comfort Corp. (a)                                              2,750                                 2,750


HOME ENTERTAINMENT SOFTWARE 0.7%
Electronic Arts, Inc. (a)                           1,290                                  410              1,700


HOME IMPROVEMENT RETAIL 0.6%
Home Depot, Inc.                                    2,580                                1,030              3,610


HOMEBUILDING 0.6%
Hovnanian Enterprises, Inc., Class A (a)              640                                  210                850
Ryland Group, Inc.                                    650                                  200                850




INDUSTRIAL MACHINERY 1.3%
Danaher Corp.                                       1,290                                  410              1,700
Dover Corp.                                         1,940                                  620              2,560
Pall Corp.                                          1,900                                  620              2,520



                                                      LSA              LSA                 VAN KAMPEN
                                                   AGGRESSIVE         EMERGING            LIT AGGRESSIVE
                                                     GROWTH        GROWTH EQUITY              GROWTH                PROFORMA
DESCRIPTION                                       MARKET VALUE      MARKET VALUE           MARKET VALUE           MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------
EMPLOYMENT SERVICES 0.3%
Monster Worldwide, Inc. (a)                           50,903                                   16,179                  67,082
                                                   --------------------------------------------------------------------------

FINANCIAL SERVICES 0.2%
E-LOAN, Inc. (a)                                                        40,227                                         40,227
                                                   --------------------------------------------------------------------------

FOOTWEAR 1.1%
Reebok International Ltd. (a)                         86,765                                   27,577                 114,342
Timberland Co., Class A (a)                           68,189                                   21,673                  89,862
                                                   --------------------------------------------------------------------------
                                                     154,954                 -                 49,250                 204,204
                                                   --------------------------------------------------------------------------

GENERAL MERCHANDISE STORES 0.7%
Dollar General Corp.                                  94,404                                   30,129                 124,533
                                                   --------------------------------------------------------------------------

HEALTH CARE EQUIPMENT 3.0%
Becton, Dickinson & Co.                               49,728                                   15,928                  65,656
Boston Scientific Corp. (a)                          118,534                                   50,102                 168,636
C.R. Bard, Inc.                                                                                14,975                  14,975
St. Jude Medical, Inc. (a)                           111,550                                   23,575                 135,125
Varian Medical Systems, Inc. (a)                      74,265                                   23,604                  97,869
Zimmer Holdings, Inc. (a)                             56,313                                   18,470                  74,783
                                                   --------------------------------------------------------------------------
                                                     410,390                 -                146,654                 557,044
                                                   --------------------------------------------------------------------------

HEALTH CARE PROVIDERS 2.5%
Accredo Health, Inc. (a)                                                62,130                                         62,130
Covance, Inc. (a)                                                       35,295                                         35,295
Gen-Probe, Inc. (a)                                                     14,305                                         14,305
Inveresk Research Group, Inc. (a)                                       42,277                                         42,277
LifePoint Hospitals, Inc. (a)                                           12,564                                         12,564
Odyssey Healthcare, Inc. (a)                                            62,900                                         62,900
Sunrise Assisted Living, Inc. (a)                                       78,330                                         78,330
United Surgical Partners International,
   Inc. (a)                                                            128,763                                        128,763
VCA Antech, Inc. (a)                                                    24,463                                         24,463
                                                   --------------------------------------------------------------------------
                                                           -           461,027                      -                 461,027
                                                   --------------------------------------------------------------------------

HEALTH CARE SERVICES 0.7%
AdvancePCS (a)                                        98,633                                   31,349                 129,982
                                                   --------------------------------------------------------------------------

HEALTH CARE SUPPLIES 0.7%
Fisher Scientific International, Inc. (a)             57,585                                   18,497                  76,082
Millipore Corp. (a)                                   43,039                                   13,755                  56,794
                                                   --------------------------------------------------------------------------
                                                     100,624                 -                 32,252                 132,876
                                                   --------------------------------------------------------------------------

HEAVY MACHINERY 0.3%
FormFactor, Inc. (a)                                                     1,770                                          1,770
Ultratech, Inc. (a)                                                     47,150                                         47,150
                                                   --------------------------------------------------------------------------
                                                           -            48,920                      -                  48,920
                                                   --------------------------------------------------------------------------

HOME CONSTRUCTION, FURNISHINGS &
   APPLIANCES 0.2%
Select Comfort Corp. (a)                                                45,045                                         45,045
                                                   --------------------------------------------------------------------------

HOME ENTERTAINMENT SOFTWARE 0.7%
Electronic Arts, Inc. (a)                             95,447                                   30,336                 125,783
                                                   --------------------------------------------------------------------------

HOME IMPROVEMENT RETAIL 0.6%
Home Depot, Inc.                                      85,450                                   34,114                 119,564
                                                   --------------------------------------------------------------------------

HOMEBUILDING 0.6%
Hovnanian Enterprises, Inc., Class A (a)              37,728                                   12,379                  50,107
Ryland Group, Inc.                                    45,110                                   13,880                  58,990
                                                   --------------------------------------------------------------------------
                                                      82,838                 -                 26,259                 109,097
                                                   --------------------------------------------------------------------------

INDUSTRIAL MACHINERY 1.3%
Danaher Corp.                                         87,785                                   27,901                 115,686
Dover Corp.                                           58,122                                   18,575                  76,697
Pall Corp.                                            42,750                                   13,950                  56,700



LSA AGGRESSIVE GROWTH FUND, LSA EMERGING GROWTH EQUITY FUND, VAN KAMPEN LIT AGGRESSIVE GROWTH PORTFOLIO,
JUNE 30, 2003
(UNAUDITED)


                                                     LSA               LSA            VAN KAMPEN
                                                  AGGRESSIVE         EMERGING        LIT AGGRESSIVE
                                                    GROWTH        GROWTH EQUITY         GROWTH            PROFORMA
DESCRIPTION                                         SHARES            SHARES             SHARES            SHARES
--------------------------------------------------------------------------------------------------------------------



INFORMATION RETRIEVAL SERVICES 2.4%
Ask Jeeves, Inc. (a)                                                  6,300                                 6,300
Autobytel, Inc. (a)                                                   1,100                                 1,100
Avocent Corp. (a)                                                     1,850                                 1,850
CoStar Group, Inc. (a)                                                1,950                                 1,950
Digital Insight Corp. (a)                                             2,550                                 2,550
Infospace, Inc. (a)                                                   5,600                                 5,600
LendingTree, Inc. (a)                                                 2,300                                 2,300
Radware Ltd. (a)                                                      2,800                                 2,800




INSURANCE 0.2%
AMERIGROUP Corp. (a)                                                  1,150                                 1,150


INTEGRATED TELECOMMUNICATION SERVICES 0.9%
Amdocs Ltd. (Guernsey) (a)                          5,170                                1,650              6,820


INTERNET RETAIL 3.9%
Amazon.com, Inc. (a)                                4,520                                1,440              5,960
eBay, Inc. (a)                                      1,900                                  620              2,520
InterActiveCorp (a)                                 3,230                                1,030              4,260
NetFlix, Inc. (a)                                   2,290                                  730              3,020




INTERNET SOFTWARE & SERVICES 0.9%
Yahoo!, Inc. (a)                                    3,880                                1,240              5,120


INVESTMENT BANKING & BROKERAGE 0.9%
Lehman Brothers Holdings, Inc.                      1,940                                  620              2,560


LEISURE PRODUCTS 0.7%
Brunswick Corp.                                     1,940                                  620              2,560
Hasbro, Inc.                                        3,230                                1,030              4,260




LODGING 0.8%
Four Seasons Hotels, Inc.                                               900                                   900
Station Casinos, Inc. (a)                                             4,150                                 4,150




MANAGED HEALTH CARE 3.0%
Aetna, Inc.                                         1,290                                  410              1,700
Anthem, Inc. (a)                                    1,270                                  410              1,680
Coventry Health Care, Inc. (a)                      1,290                                  410              1,700
Health Net, Inc. (a)                                1,940                                  620              2,560
Mid Atlantic Medical Services, Inc. (a)             1,290                                  410              1,700
WellPoint Health Networks, Inc. (a)                   650                                  210                860




MEDIA - BROADCASTING & PUBLISHING 0.8%
COX Radio, Inc. - Class A (a)                                         1,550                                 1,550
Entravision Communications Corp. - Class A (a)                        1,900                                 1,900
Radio One, Inc. - Class A (a)                                         1,100                                 1,100
Radio One, Inc. - Class D (a)                                         4,100                                 4,100




MEDICAL SUPPLIES 1.9%
Advanced Neuromodulation Systems, Inc. (a)                            1,050                                 1,050
Align Technology, Inc. (a)                                              500                                   500
Bard (C.R.), Inc.                                     650                                                     650
Biosite Diagnostics, Inc. (a)                                         1,900                                 1,900
Integra LifeSciences Holdings Corp. (a)                               1,700                                 1,700
LTX Corp. (a)                                                         3,650                                 3,650
Nanometrics, Inc. (a)                                                   700                                   700



                                                       LSA              LSA                 VAN KAMPEN
                                                    AGGRESSIVE         EMERGING            LIT AGGRESSIVE
                                                      GROWTH        GROWTH EQUITY              GROWTH                PROFORMA
DESCRIPTION                                        MARKET VALUE      MARKET VALUE           MARKET VALUE           MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------------
                                                      188,657                 -                 60,426                 249,083
                                                   ---------------------------------------------------------------------------

INFORMATION RETRIEVAL SERVICES 2.4%
Ask Jeeves, Inc. (a)                                                     86,625                                         86,625
Autobytel, Inc. (a)                                                       6,864                                          6,864
Avocent Corp. (a)                                                        55,371                                         55,371
CoStar Group, Inc. (a)                                                   58,227                                         58,227
Digital Insight Corp. (a)                                                48,578                                         48,578
Infospace, Inc. (a)                                                      75,992                                         75,992
LendingTree, Inc. (a)                                                    56,304                                         56,304
Radware Ltd. (a)                                                         47,964                                         47,964
                                                   ---------------------------------------------------------------------------
                                                            -           435,925                      -                 435,925
                                                   ---------------------------------------------------------------------------

INSURANCE 0.2%
AMERIGROUP Corp. (a)                                                     42,780                                         42,780
                                                   ---------------------------------------------------------------------------

INTEGRATED TELECOMMUNICATION SERVICES 0.9%
Amdocs Ltd. (Guernsey) (a)                            124,080                                   39,600                 163,680
                                                   ---------------------------------------------------------------------------

INTERNET RETAIL 3.9%
Amazon.com, Inc. (a)                                  164,935                                   52,546                 217,481
eBay, Inc. (a)                                        197,942                                   64,592                 262,534
InterActiveCorp (a)                                   127,811                                   40,757                 168,568
NetFlix, Inc. (a)                                      58,510                                   18,652                  77,162
                                                   ---------------------------------------------------------------------------
                                                      549,198                 -                176,547                 725,745
                                                   ---------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES 0.9%
Yahoo!, Inc. (a)                                      127,109                                   40,622                 167,731
                                                   ---------------------------------------------------------------------------

INVESTMENT BANKING & BROKERAGE 0.9%
Lehman Brothers Holdings, Inc.                        128,971                                   41,218                 170,189
                                                   ---------------------------------------------------------------------------

LEISURE PRODUCTS 0.7%
Brunswick Corp.                                        48,539                                   15,512                  64,051
Hasbro, Inc.                                           56,493                                   18,015                  74,508
                                                   ---------------------------------------------------------------------------
                                                      105,032                 -                 33,527                 138,559
                                                   ---------------------------------------------------------------------------

LODGING 0.8%
Four Seasons Hotels, Inc.                                                38,934                                         38,934
Station Casinos, Inc. (a)                                               104,788                                        104,788
                                                   ---------------------------------------------------------------------------
                                                            -           143,722                      -                 143,722
                                                   ---------------------------------------------------------------------------

MANAGED HEALTH CARE 3.0%
Aetna, Inc.                                            77,658                                   24,682                 102,340
Anthem, Inc. (a)                                       97,981                                   31,632                 129,613
Coventry Health Care, Inc. (a)                         59,546                                   18,926                  78,472
Health Net, Inc. (a)                                   63,923                                   20,429                  84,352
Mid Atlantic Medical Services, Inc. (a)                67,467                                   21,443                  88,910
WellPoint Health Networks, Inc. (a)                    54,795                                   17,703                  72,498
                                                   ---------------------------------------------------------------------------
                                                      421,370                 -                134,815                 556,185
                                                   ---------------------------------------------------------------------------

MEDIA - BROADCASTING & PUBLISHING 0.8%
COX Radio, Inc. - Class A (a)                                            35,821                                         35,821
Entravision Communications Corp. - Class A (a)                           21,565                                         21,565
Radio One, Inc. - Class A (a)                                            19,646                                         19,646
Radio One, Inc. - Class D (a)                                            72,857                                         72,857
                                                   ---------------------------------------------------------------------------
                                                            -           149,889                      -                 149,889
                                                   ---------------------------------------------------------------------------

MEDICAL SUPPLIES 1.9%
Advanced Neuromodulation Systems, Inc. (a)                               54,359                                         54,359
Align Technology, Inc. (a)                                                6,275                                          6,275
Bard (C.R.), Inc.                                      46,352                                                           46,352
Biosite Diagnostics, Inc. (a)                                            91,390                                         91,390
Integra LifeSciences Holdings Corp. (a)                                  44,846                                         44,846
LTX Corp. (a)                                                            31,463                                         31,463
Nanometrics, Inc. (a)                                                     4,956                                          4,956


LSA AGGRESSIVE GROWTH FUND, LSA EMERGING GROWTH EQUITY FUND, VAN KAMPEN LIT AGGRESSIVE GROWTH PORTFOLIO,
JUNE 30, 2003
(UNAUDITED)


                                                     LSA               LSA            VAN KAMPEN
                                                  AGGRESSIVE         EMERGING        LIT AGGRESSIVE
                                                    GROWTH        GROWTH EQUITY         GROWTH            PROFORMA
DESCRIPTION                                         SHARES            SHARES             SHARES            SHARES
--------------------------------------------------------------------------------------------------------------------
Ostaotech, Inc. (a)                                                   1,700                                 1,700
Photon Dynamics, Inc. (a)                                             1,150                                 1,150
Rudolph Technologies, Inc. (a)                                        1,600                                 1,600




METALS 0.3%
Steel Dynamics, Inc. (a)                                              3,350                                 3,350


OFFICE ELECTRONICS 0.3%
Zebra Technologies Corp., Class A (a)                 630                                  210                840


OIL & GAS DRILLING 0.3%
Patterson-UTI Energy, Inc. (a)                      1,290                                  410              1,700


OIL & GAS EQUIPMENT & SERVICES 0.8%
BJ Services Co. (a)                                 1,900                                  620              2,520
Smith International, Inc. (a)                       1,270                                  410              1,680



OIL & GAS EXPLORATION & PRODUCTION 0.8%
Burlington Resources, Inc.                          1,270                                  410              1,680
XTO Energy, Inc.                                    2,583                                  823              3,406



OTHER DIVERSIFIED FINANCIAL SERVICES 0.3%
Janus Capital Group, Inc.                           2,580                                1,230              3,810


PHARMACEUTICALS 7.7%
Able Laboratories, Inc. (a)                                             400                                   400
Allergan, Inc.                                        650                                  210                860
Andrx Corp. - Andrx Group (a)                                         1,700                                 1,700
Angiotech Pharmaceuticals, Inc. (a)                                   1,400                                 1,400
Atherogenics, Inc. (a)                                                4,150                                 4,150
Biovail Corp. (Canada) (a)                          1,640                                  520              2,160
Cima Labs, Inc. (a)                                                   4,050                                 4,050
Genzyme Corp. (a)                                   1,900                                                   1,900
Impax Laboratories, Inc. (a)                                            900                                   900
Inamed Corp. (a)                                      970             1,400                310              2,680
Inspire Pharmaceuticals, Inc. (a)                                     1,100                                 1,100
IVAX Corp. (a)                                      2,580                                  820              3,400
K-V Pharmaceutical Co. - Class A (a)                                  1,550                                 1,550
Medicines Co. (a)                                                     1,800                                 1,800
MGI Pharma, Inc. (a)                                                    250                                   250
Neurocrine Biosciences, Inc. (a)                                        950                                   950
NPS Pharmaceuticals, Inc. (a)                                           450                                   450
Penwest Pharmaceuticals, Inc. (a)                                       100                                   100
Pharmaceutical Resources, Inc. (a)                  1,290             1,350                                 2,640
Priority Healthcare Corp. - Class B (a)                                 650                                   650
Taro Pharmaceuticals Industries, Ltd.,
   Class A (Israel) (a)                               980               800                310              2,090
Teva Pharmaceutical Industries, Ltd. - ADR
   (Israel)                                         2,580                                  820              3,400
Watson Pharmaceuticals Inc. (a)                     1,910                                  620              2,530




PREPACKAGED SOFTWARE 2.2%
Altiris, Inc. (a)                                                     4,550                                 4,550
Barra, Inc. (a)                                                         350                                   350
Concur Technologies, Inc. (a)                                         2,100                                 2,100
Magma Design Automation, Inc. (a)                                     1,900                                 1,900
Merge Technologies, Inc. (a)                                            200                                   200
MicroStrategy, Inc. - Class A (a)                                     1,300                                 1,300
Packeteer, Inc. (a)                                                   3,950                                 3,950
Quest Software, Inc. (a)                                              3,450                                 3,450
Retek, Inc. (a)                                                       5,850                                 5,850
Verity, Inc. (a)                                                      3,000                                 3,000
webMethods, Inc. (a)                                                  3,750                                 3,750



                                                       LSA              LSA                 VAN KAMPEN
                                                    AGGRESSIVE         EMERGING            LIT AGGRESSIVE
                                                      GROWTH        GROWTH EQUITY              GROWTH                PROFORMA
DESCRIPTION                                        MARKET VALUE      MARKET VALUE           MARKET VALUE           MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------------
Ostaotech, Inc. (a)                                                      23,103                                         23,103
Photon Dynamics, Inc. (a)                                                31,775                                         31,775
Rudolph Technologies, Inc. (a)                                           25,536                                         25,536
                                                   ---------------------------------------------------------------------------
                                                       46,352           313,703                      -                 360,055
                                                   ---------------------------------------------------------------------------

METALS 0.3%
Steel Dynamics, Inc. (a)                                                 45,895                                         45,895
                                                   ---------------------------------------------------------------------------

OFFICE ELECTRONICS 0.3%
Zebra Technologies Corp., Class A (a)                  47,370                                   15,790                  63,160
                                                   ---------------------------------------------------------------------------

OIL & GAS DRILLING 0.3%
Patterson-UTI Energy, Inc. (a)                         41,796                                   13,284                  55,080
                                                   ---------------------------------------------------------------------------

OIL & GAS EQUIPMENT & SERVICES 0.8%
BJ Services Co. (a)                                    70,984                                   23,163                  94,147
Smith International, Inc. (a)                          46,660                                   15,063                  61,723
                                                   ---------------------------------------------------------------------------
                                                      117,644                 -                 38,226                 155,870
                                                   ---------------------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION 0.8%
Burlington Resources, Inc.                             68,669                                   22,169                  90,838
XTO Energy, Inc.                                       51,944                                   16,551                  68,495
                                                   ---------------------------------------------------------------------------
                                                      120,613                 -                 38,720                 159,333
                                                   ---------------------------------------------------------------------------
OTHER DIVERSIFIED FINANCIAL SERVICES 0.3%
Janus Capital Group, Inc.                              42,312                                   20,172                  62,484
                                                   ---------------------------------------------------------------------------

PHARMACEUTICALS 7.7%
Able Laboratories, Inc. (a)                                               7,920                                          7,920
Allergan, Inc.                                         50,115                                   16,191                  66,306
Andrx Corp. - Andrx Group (a)                                            33,830                                         33,830
Angiotech Pharmaceuticals, Inc. (a)                                      57,036                                         57,036
Atherogenics, Inc. (a)                                                   61,960                                         61,960
Biovail Corp. (Canada) (a)                             77,178                                   24,471                 101,649
Cima Labs, Inc. (a)                                                     108,905                                        108,905
Genzyme Corp. (a)                                      79,420                                                           79,420
Impax Laboratories, Inc. (a)                                             10,791                                         10,791
Inamed Corp. (a)                                       52,079            75,166                 16,644                 143,889
Inspire Pharmaceuticals, Inc. (a)                                        11,880                                         11,880
IVAX Corp. (a)                                         46,053                                   14,637                  60,690
K-V Pharmaceutical Co. - Class A (a)                                     43,090                                         43,090
Medicines Co. (a)                                                        35,442                                         35,442
MGI Pharma, Inc. (a)                                                      6,408                                          6,408
Neurocrine Biosciences, Inc. (a)                                         47,443                                         47,443
NPS Pharmaceuticals, Inc. (a)                                            10,953                                         10,953
Penwest Pharmaceuticals, Inc. (a)                                         2,437                                          2,437
Pharmaceutical Resources, Inc. (a)                     62,771            65,691                                        128,462
Priority Healthcare Corp. - Class B (a)                                  12,058                                         12,058
Taro Pharmaceuticals Industries, Ltd.,
   Class A (Israel) (a)                                53,782            43,904                 17,013                 114,699
Teva Pharmaceutical Industries, Ltd. - ADR
   (Israel)                                           146,879                                   46,683                 193,562
Watson Pharmaceuticals Inc. (a)                        77,107                                   25,029                 102,136
                                                   ---------------------------------------------------------------------------
                                                      645,384           634,914                160,668               1,440,966
                                                   ---------------------------------------------------------------------------

PREPACKAGED SOFTWARE 2.2%
Altiris, Inc. (a)                                                        91,228                                         91,228
Barra, Inc. (a)                                                          12,495                                         12,495
Concur Technologies, Inc. (a)                                            21,147                                         21,147
Magma Design Automation, Inc. (a)                                        32,585                                         32,585
Merge Technologies, Inc. (a)                                              2,610                                          2,610
MicroStrategy, Inc. - Class A (a)                                        47,359                                         47,359
Packeteer, Inc. (a)                                                      61,502                                         61,502
Quest Software, Inc. (a)                                                 41,055                                         41,055
Retek, Inc. (a)                                                          37,440                                         37,440
Verity, Inc. (a)                                                         37,980                                         37,980
webMethods, Inc. (a)                                                     30,488                                         30,488



LSA AGGRESSIVE GROWTH FUND, LSA EMERGING GROWTH EQUITY FUND, VAN KAMPEN LIT AGGRESSIVE GROWTH PORTFOLIO,
JUNE 30, 2003
(UNAUDITED)


                                                     LSA               LSA            VAN KAMPEN
                                                  AGGRESSIVE         EMERGING        LIT AGGRESSIVE
                                                    GROWTH        GROWTH EQUITY         GROWTH            PROFORMA
DESCRIPTION                                         SHARES            SHARES             SHARES            SHARES
---------------------------------------------------------------------------------------------------------------------




PROPERTY & CASUALTY 0.4%
Fidelity National Financial, Inc.                   1,580                                  512              2,092


PUBLISHING 0.4%
Getty Images, Inc. (a)                              1,270                                  400              1,670


RADIO TELEPHONE COMMUNICATIONS 0.2%
Wireless Facilities, Inc. (a)                                          3,600                                3,600


RESTAURANTS 0.8%
CBRL Group, Inc.                                    1,300                                  410              1,710
Chicago Pizza & Brewery, Inc. (a)                                        800                                  800
P.F. Chang's China Bistro, Inc. (a)                 1,290                                  410              1,700




RETAILERS 1.5%
Cost Plus, Inc. (a)                                                    2,750                                2,750
Csk Auto Corp. (a)                                                     1,350                                1,350
Guitar Center, Inc. (a)                                                  700                                  700
Kenneth Cole Productions, Inc. -
   Class A (a)                                                           700                                  700
Kirkland's, Inc. (a)                                                   2,400                                2,400
Priceline.com, Inc. (a)                                                1,591                                1,591
Tractor Supply Co. (a)                                                 1,100                                1,100




SEMICONDUCTOR EQUIPMENT 1.5%
KLA-Tencor Corp. (a)                                1,900                                  620              2,520
Lam Research Corp. (a)                              2,580                                  820              3,400
SanDisk Corp. (a)                                   1,900                                  620              2,520




SEMICONDUCTORS 3.1%
Broadcom Corp., Class A (a)                         3,240                                1,030              4,270
Marvell Technology Group Ltd. (Bermuda) (a)         2,560              3,700               820              7,080
NVIDIA Corp. (a)                                    1,920                                  620              2,540
QLogic Corp. (a)                                    1,290                                  410              1,700
Taiwan Semiconductor Manufacturing Co.,
   Ltd. - ADR (Taiwan-Republic of China) (a)        6,460                                2,060              8,520




SYSTEMS SOFTWARE 2.0%
Avocent Corp. (a)                                   1,290                                  410              1,700
Micromuse, Inc. (a)                                 5,170              2,800             1,650              9,620
NetScreen Technologies, Inc. (a)                    2,570              2,000               820              5,390
VERITAS Software Corp. (a)                          3,230                                1,030              4,260




TELEPHONE SYSTEMS 0.4%
Research In Motion Ltd. (a)                                            1,250                                1,250
West Corp. (a)                                                         1,600                                1,600




THRIFTS & MORTGAGE FINANCE 1.5%
Countrywide Financial Corp.                         1,270                                  410              1,680
Golden West Financial Corp.                           630                                  210                840
New York Community Bancorp, Inc.                    2,260                                  830              3,090



TRANSPORTATION 0.5%
Forward Air Corp. (a)                                                  1,800                                1,800


WIRELESS TELECOMMUNICATION SERVICES 1.0%
Nextel Communications, Inc., Class A (a)            7,750                                2,470             10,220


RIGHTS & WARRANTS
TRANSPORTATION 0.1%
Expedia, Inc. - Warrants, Expires 02/04/09                               398                                  398




                                                       LSA              LSA                 VAN KAMPEN
                                                    AGGRESSIVE         EMERGING            LIT AGGRESSIVE
                                                      GROWTH        GROWTH EQUITY              GROWTH                PROFORMA
DESCRIPTION                                        MARKET VALUE      MARKET VALUE           MARKET VALUE           MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------------
                                                   ---------------------------------------------------------------------------
                                                            -           415,889                      -                 415,889
                                                   ---------------------------------------------------------------------------

PROPERTY & CASUALTY 0.4%
Fidelity National Financial, Inc.                      48,601                                   15,749                  64,350
                                                   ---------------------------------------------------------------------------

PUBLISHING 0.4%
Getty Images, Inc. (a)                                 52,451                                   16,520                  68,971
                                                   ---------------------------------------------------------------------------

RADIO TELEPHONE COMMUNICATIONS 0.2%
Wireless Facilities, Inc. (a)                                            42,840                                         42,840
                                                   ---------------------------------------------------------------------------

RESTAURANTS 0.8%
CBRL Group, Inc.                                       50,518                                   15,933                  66,451
Chicago Pizza & Brewery, Inc. (a)                                         8,000                                          8,000
P.F. Chang's China Bistro, Inc. (a)                    63,481                                   20,176                  83,657
                                                   ---------------------------------------------------------------------------
                                                      113,999             8,000                 36,109                 158,108
                                                   ---------------------------------------------------------------------------

RETAILERS 1.5%
Cost Plus, Inc. (a)                                                      98,065                                         98,065
Csk Auto Corp. (a)                                                       19,508                                         19,508
Guitar Center, Inc. (a)                                                  20,300                                         20,300
Kenneth Cole Productions, Inc. -
   Class A (a)                                                           13,643                                         13,643
Kirkland's, Inc. (a)                                                     38,760                                         38,760
Priceline.com, Inc. (a)                                                  35,622                                         35,622
Tractor Supply Co. (a)                                                   52,525                                         52,525
                                                   ---------------------------------------------------------------------------
                                                            -           278,423                      -                 278,423
                                                   ---------------------------------------------------------------------------

SEMICONDUCTOR EQUIPMENT 1.5%
KLA-Tencor Corp. (a)                                   88,331                                   28,824                 117,155
Lam Research Corp. (a)                                 46,982                                   14,932                  61,914
SanDisk Corp. (a)                                      76,665                                   25,017                 101,682
                                                   ---------------------------------------------------------------------------
                                                      211,978                 -                 68,773                 280,751
                                                   ---------------------------------------------------------------------------

SEMICONDUCTORS 3.1%
Broadcom Corp., Class A (a)                            80,708                                   25,657                 106,365
Marvell Technology Group Ltd. (Bermuda) (a)            87,987           127,169                 28,183                 243,339
NVIDIA Corp. (a)                                       44,179                                   14,266                  58,445
QLogic Corp. (a)                                       62,346                                   19,815                  82,161
Taiwan Semiconductor Manufacturing Co.,
   Ltd. - ADR (Taiwan-Republic of China) (a)           65,117                                   20,765                  85,882
                                                   ---------------------------------------------------------------------------
                                                      340,337           127,169                108,686                 576,192
                                                   ---------------------------------------------------------------------------

SYSTEMS SOFTWARE 2.0%
Avocent Corp. (a)                                      38,610                                   12,271                  50,881
Micromuse, Inc. (a)                                    41,308            22,372                 13,184                  76,864
NetScreen Technologies, Inc. (a)                       57,954            45,100                 18,491                 121,545
VERITAS Software Corp. (a)                             92,604                                   29,530                 122,134
                                                   ---------------------------------------------------------------------------
                                                      230,476            67,472                 73,476                 371,424
                                                   ---------------------------------------------------------------------------

TELEPHONE SYSTEMS 0.4%
Research In Motion Ltd. (a)                                              27,013                                         27,013
West Corp. (a)                                                           42,640                                         42,640
                                                   ---------------------------------------------------------------------------
                                                            -            69,653                      -                  69,653
                                                   ---------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE 1.5%
Countrywide Financial Corp.                            88,354                                   28,524                 116,878
Golden West Financial Corp.                            50,406                                   16,802                  67,208
New York Community Bancorp, Inc.                       65,743                                   24,145                  89,888
                                                   ---------------------------------------------------------------------------
                                                      204,503                 -                 69,471                 273,974
                                                   ---------------------------------------------------------------------------
TRANSPORTATION 0.5%
Forward Air Corp. (a)                                                    45,666                                         45,666
                                                   ---------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES 1.0%
Nextel Communications, Inc., Class A (a)              140,120                                   44,658                 184,778
                                                   ---------------------------------------------------------------------------

RIGHTS & WARRANTS
TRANSPORTATION 0.1%
Expedia, Inc. - Warrants, Expires 02/04/09                               21,707                                         21,707
                                                   ---------------------------------------------------------------------------


LSA AGGRESSIVE GROWTH FUND, LSA EMERGING GROWTH EQUITY FUND, VAN KAMPEN LIT AGGRESSIVE GROWTH PORTFOLIO,
JUNE 30, 2003
(UNAUDITED)

                                                     LSA               LSA            VAN KAMPEN
                                                  AGGRESSIVE         EMERGING        LIT AGGRESSIVE
                                                    GROWTH        GROWTH EQUITY         GROWTH            PROFORMA
DESCRIPTION                                         SHARES            SHARES             SHARES            SHARES
---------------------------------------------------------------------------------------------------------------------

TOTAL LONG-TERM INVESTMENTS 95.2%
  (Cost $16,001,533)

REPURCHASE AGREEMENT 2.8%
UBS Securities LLC ($522,000 par collateralized by U.S. Government obligation in a pooled cash account, dated 06/30/03, to be sold on 07/01/03 at $522,000) (Cost $522,000)



TOTAL INVESTMENTS 98.0%
  (Cost $16,523,533)

OTHER ASSETS IN EXCESS OF LIABILITIES 2.0%


NET ASSETS 100.0%



                                                        LSA              LSA                 VAN KAMPEN
                                                     AGGRESSIVE         EMERGING            LIT AGGRESSIVE
                                                       GROWTH        GROWTH EQUITY              GROWTH                PROFORMA
DESCRIPTION                                         MARKET VALUE      MARKET VALUE           MARKET VALUE           MARKET VALUE
--------------------------------------------------------------------------------------------------------------------------------

TOTAL LONG-TERM INVESTMENTS 95.2%
  (Cost $16,001,533)                                  8,307,218        6,755,423               2,621,276              17,683,917

REPURCHASE AGREEMENT 2.8%
UBS Securities LLC ($522,000 par collateralized
   by U.S. Government obligation in a pooled
   cash account, dated 06/30/03, to be sold on
   07/01/03 at $522,000) (Cost $522,000)                      -                -                 522,000                 522,000
                                                     ---------------------------------------------------------------------------


TOTAL INVESTMENTS 98.0%
  (Cost $16,523,533)                                  8,307,218        6,755,423               3,143,276              18,205,917

OTHER ASSETS IN EXCESS OF LIABILITIES 2.0%              513,433          223,234                (362,391)                374,276

                                                     ---------------------------------------------------------------------------
NET ASSETS 100.0%                                    $8,820,651       $6,978,657              $2,780,885             $18,580,193
                                                     ===========================================================================





(a) Non-income producing security as this stock currently does not declare dividends.
ADR - American Depositary Receipt

                                     PART C

                               OTHER INFORMATION

ITEM 15.  INDEMNIFICATION.

     Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware business trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever.

     Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust. Article 8, Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person's actions were in the best interests of the Trust, (ii) having acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (iii) for a criminal proceeding, having reasonable cause to believe his or her conduct was unlawful ((i), (ii) and (iii), collectively, as "Disabling Conduct"). Absent a court determination on the merits that an officer or trustee seeking indemnification was not liable by reason of Disabling Conduct or a dismissal of actions for insufficiency of evidence, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not liable by reason of Disabling Conduct.

     The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officers or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 16:  EXHIBITS

 (1) (a)     First Amended and Restated Agreement and Declaration of
             Trust (1)
     (b)     Certificate of Amendment (1)
     (c)     Second Certificate of Amendment (5)
     (d)     Certificate of Designation of Aggressive Growth Portfolio
             (8)
 (2)         Amended and Restated Bylaws (1)
 (3)         Not Applicable
 (4)         Agreement and Plans of Reorganization (included as Appendix
             A and B to the Reorganization SAI)
 (5)         Not Applicable
 (6)         Investment Advisory Agreement (8)
 (7) (a)     Form of Distribution and Service Agreement for each
             Portfolio (9)
     (b)     Form of Participation Agreement (7)
 (8) (a)     Form of Trustee Deferred Compensation Plan (6)
     (b)     Form of Trustee Retirement Plan (6)
 (9) (a)     Custodian Contract (3)
     (b)     Transfer Agency and Service Agreement (4)
(10) (a)     Plan of Distribution Pursuant to Rule 12b-1 (9)
     (b)     Service Plan (9)
     (c)     Multiclass Plan (9)
(11)         Opinion and consent of Skadden, Arps, Slate, Meagher & Flom
             (Illinois) +
(12)         Tax Opinion of Vedder, Price, Kaufman & Kammholz, P.C. ++
(13) (a)     Data Access Services Agreement (2)
     (b)(1)  Fund Accounting Agreement, as amended (8)
        (2)  Amendment to Fund Accounting Agreement (9)
     (c)     Amended and Restated Legal Services Agreement (9)
(14) (a)     Consent of Ernst & Young LLP for Van Kampen Aggressive
             Growth Portfolio +
     (b)     Consent of auditors for LSA Aggressive Growth Fund and LSA
             Emerging Growth Equity Fund +
(15)         Not Applicable
(16)         Power of Attorney (9)
(17) (a)     Form of proxy card for LSA Aggressive Growth Fund +
     (b)     Form of proxy card for LSA Emerging Growth Equity Fund +
     (c)     Prospectus and Statement of Additional Information of LSA
             Aggressive Growth Fund and LSA Emerging Growth Equity Fund +

------------------------------------

 + Filed herewith.

++ To be filed by further Amendment.

(1) Incorporated herein by reference to Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed December 22, 1995.

(2) Incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed April 30, 1997.

(3) Incorporated herein by reference to Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed July 28, 1997.

(4) Incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed May 18, 1998.

(5) Incorporated herein by reference to Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed March 1, 1999.

(6) Incorporated herein by reference to Post-Effective Amendment No. 81 to the Registration Statement on Form N-1A of Van Kampen Harbor Fund, File Number 2-12685, filed April 29, 1999.

(7) Incorporated herein by reference to Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed April 27, 2000.

(8) Incorporated herein by reference to Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed September 13, 2000.

(9) Incorporated herein by reference to Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A, File 33-628, filed April 14, 2003.

ITEM 17:  UNDERTAKINGS

     (1) The undersigned registrant agrees that prior to any public re-offering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the re-offering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The undersigned registrant agrees that, if the Reorganization discussed in the registration statement closes, the Registrant shall file with the Securities and Exchange Commission by post-effective amendment an opinion of counsel supporting the tax matters discussed in the registration statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), this Registration Statement has been signed on behalf of the Registrant by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 23rd day of December, 2003.

                                          VAN KAMPEN LIFE INVESTMENT TRUST

                                          By:    /s/ A. THOMAS SMITH III
                                            ------------------------------------
                                                    A. Thomas Smith III,
                                                         Secretary

     Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities indicated, on December 23, 2003.

              SIGNATURES                                       TITLE
              ----------                                       -----

     Principal Executive Officer:

        /s/ RONALD E. ROBISON*                      Executive Vice President and
--------------------------------------              Principal Executive Officer
          Ronald E. Robison


     Principal Financial Officer:

        /s/ JOHN L. SULLIVAN*                      Vice President, Treasurer and
--------------------------------------                Chief Financial Officer
           John L. Sullivan


              Trustees:

          /s/ DAVID C. ARCH*                                  Trustee
--------------------------------------
            David C. Arch


        /s/ J. MILES BRANAGAN*                                Trustee
--------------------------------------
          J. Miles Branagan


         /s/ JERRY D. CHOATE*                                 Trustee
--------------------------------------
           Jerry D. Choate


          /s/ ROD DAMMEYER*                                   Trustee
--------------------------------------
             Rod Dammeyer


       /s/ LINDA HUTTON HEAGY*                                Trustee
--------------------------------------
          Linda Hutton Heagy


        /s/ R. CRAIG KENNEDY*                                 Trustee
--------------------------------------
           R. Craig Kennedy


          /s/ HOWARD J KERR*                                  Trustee
--------------------------------------
            Howard J Kerr

              SIGNATURES                                       TITLE
              ----------                                       -----


        /s/ MITCHELL M. MERIN*                         President and Trustee
--------------------------------------
          Mitchell M. Merin


         /s/ JACK E. NELSON*                                  Trustee
--------------------------------------
            Jack E. Nelson


     /s/ RICHARD F. POWERS, III*                              Trustee
--------------------------------------
        Richard F. Powers, III


      /s/ HUGO F. SONNENSCHEIN*                               Trustee
--------------------------------------
         Hugo F. Sonnenschein


         /s/ WAYNE W. WHALEN*                                 Trustee
--------------------------------------
           Wayne W. Whalen


       /s/ SUZANNE H. WOOLSEY*                                Trustee
--------------------------------------
          Suzanne H. Woolsey
------
* Signed by A. Thomas Smith III pursuant to a power of attorney filed previously.


       /s/ A. THOMAS SMITH III
--------------------------------------
         A. Thomas Smith III
           Attorney-in-Fact

                                                               December 23, 2003

                            SCHEDULE OF EXHIBITS TO
                      REGISTRATION STATEMENT ON FORM N-14
                         VAN KAMPEN LIFE INVESTMENT TRUST

 11 (a)  Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom
         (Illinois)
 14 (a)  Consent of Ernst & Young LLP for Van Kampen Aggressive
         Growth Portfolio
 14 (b)  Consent of Deloitte & Touche LLP for LSA Funds
 17 (a)  Form of proxy card for LSA Aggressive Growth Fund
    (b)  Form of proxy card for LSA Emerging Growth Equity Fund
    (c)  Prospectus and Statement of Additional Information of LSA
         Aggressive Growth Fund and LSA Emerging Growth Equity Fund